UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-10385

                             Pacific Funds Series Trust

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

                                         Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Robin S. Yonis

Vice President, General Counsel and Assistant Secretary of Pacific Funds Series Trust

700 Newport Center Drive, P.O. Box 9000

                                         Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103

Registrant’s telephone number, including area code: 949-219-6767

Date of fiscal year end: March 31

Date of reporting period: April 1, 2020 - March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

March 31, 2021

ANNUAL REPORT

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2021

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

PACIFIC FUNDS

Dear Shareholders:

We are pleased to share with you the Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) Annual Report for the fiscal year ended March 31, 2021, including performance data, management’s discussion of fund performance, and a complete list of investments as of the close of this reporting period. Pacific Funds is comprised of twenty-nine funds (each individually, a “Fund” and collectively, the “Funds”), fifteen of which are available for direct investment. Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s Funds. PLFA directly manages Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth and Pacific FundsSM Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”) as well as the PF Multi-Asset Fund.

Each of the Portfolio Optimization Funds is an asset allocation “Fund of Funds” that invests in Class P shares of certain other Funds of the Trust (the “PF Underlying Funds”). PLFA supervises the management of those PF Underlying Funds which are only available for investment by the Portfolio Optimization Funds. The Portfolio Optimization Funds also invest in Class P shares of Pacific FundsSM Core Income, Pacific FundsSM High Income and Pacific FundsSM Floating Rate Income.

The Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, the Adviser and the Funds of the Trust that they manage as of March 31, 2021 are listed below:

Sub-Adviser or Adviser	PF Underlying Funds	Page Number

Pacific Investment Management Company LLC (PIMCO)	PF Inflation Managed Fund	A-21

J.P. Morgan Investment Management Inc. (JPMorgan) / Pacific Investment Management Company LLC (PIMCO) / Western Asset Management Company, LLC (Western Asset)	PF Managed Bond Fund	A-22

T. Rowe Price Associates, Inc. (T. Rowe Price)	PF Short Duration Bond Fund	A-24

Ashmore Investment Management Limited (Ashmore)	PF Emerging Markets Debt Fund	A-25

MFS Investment Management (MFS)	PF Growth Fund	A-26

ClearBridge Investments, LLC (ClearBridge)	PF Large-Cap Value Fund	A-27

MFS Investment Management (MFS)	PF Small-Cap Growth Fund (formerly named PF Developing Growth Fund)	A-28

Alliance Bernstein L.P. (AB)	PF Small-Cap Value Fund	A-30

Invesco Advisers Inc. (Invesco)	PF Emerging Markets Fund	A-31

MFS Investment Management (MFS)	PF International Large-Cap Fund	A-32

QS Investors, LLC (QS Investors)	PF International Small-Cap Fund	A-33

Wellington Management Company LLP (Wellington)	PF International Value Fund	A-34

Pacific Life Fund Advisors LLC (PLFA) / portion sub-advised by Pacific Asset Management LLC	PF Multi-Asset Fund	A-35

Principal Real Estate Investors, LLC (Principal REI)	PF Real Estate Fund	A-36

PACIFIC FUNDS

Each of the sub-advisers and the Adviser has prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in Pacific Funds and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board	Adrian S. Griggs Chief Executive Officer

Pacific Funds Series Trust	Pacific Funds Series Trust

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each share class of each Fund is net of fees and includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable share class sales charges. Past performance is not predictive of future performance. This report shows you the performance of each Fund compared to its benchmark index. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

The composite benchmarks for the Portfolio Optimization Funds are composed of up to four broad-based indices. The percentage amounts of each broad-based index within each composite benchmark are based on each Fund’s target asset class allocations in effect during the reporting period. The percentages attributed to a broad-based index within a composite benchmark will change if a Fund’s target asset class allocations change.

PLFA supervises the management of the Funds contained in this report, subject to the oversight of the Trust’s Board of Trustees (Board). PLFA directly manages the Portfolio Optimization Funds as well as the PF Multi-Asset Fund. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended March 31, 2021 (the reporting period) as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during this reporting period.

For the other Funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of these sub-advisers has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the reporting period. The views expressed in those commentaries reflect those of the respective sub-advisers for the fiscal year ended March 31, 2021.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we”, “I”, or “ours” are references to the sub-adviser or Adviser, as applicable. Any sectors referenced are provided by the applicable sub-adviser and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Adviser and sub-advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward- looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the United States (U.S.) Securities and Exchange Commission (SEC), which may be obtained from the SEC or by contacting the Trust as noted in the Where to Go for More Information section of this Annual Report.

Market Conditions (for the fiscal year ended March 31, 2021)

Executive Summary

Small capitalization stocks, particularly small-capitalization value, rallied towards the end of the reporting period. Both monetary and fiscal stimulus packages helped fuel a rally in cyclical sectors that tend to outperform in the early phase of an economic recovery. This kept the growth-to-value rotation in motion. Over the reporting period, domestic markets outpaced international markets, as manufacturing activity in the U.S. bounced back strongly after the market correction earlier in the reporting period.

The yield on 10-year Treasuries spiked as concerns of loose fiscal policy potentially overheating the economy weighed on bond investors. Rising rates were headwinds for long-term bonds, as exposure to duration (or sensitivity to changes in interest rates) detracted from bond returns over the reporting period. On the other hand, the contraction in high-yield spreads helped buffer the impact from rising interest rates, which benefitted high yield and bank loans. In general, the on-going vaccine efforts around the globe improved sentiments, as economies around the world seek to emerge from COVID-19 restrictions.

Outlook

The positive sentiment will likely continue to drive equity markets higher, as the wellspring of U.S. government stimulus helps absorb most of the remaining pandemic-related economic headwinds. While bipartisanship is a rare sight in Washington, the Democrats’ unified government as a result of the 2020 U.S. elections should allow them to use the budget reconciliation process to pass further stimulus measures, provided they don’t have infighting within the party between progressive and moderate factions. One of those few areas where there seems to be bipartisan agreement is that China has become a formidable competitor as it seeks to become the next global leader

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

and influencer. How Congress decides to address this issue remains unclear, but it appears likely that they will continue with the hawkish approach that was started by the Trump administration.

Stimulus

Since the pandemic broke out, the U.S. government injected over $10 trillion in monetary and fiscal support into the United States economy. This amount of money equates to roughly half the annual Gross Domestic Product of the U.S.

The Biden Administration’s next proposed stimulus plan, focusing on infrastructure, targets various industries that range from technology-related sectors to construction. In general, the goal seems to address both supply-chain bottlenecks and areas of growth. This includes everything from improving highways to installing 5G networks. Furthermore, research and development incentives will likely boost semiconductor manufacturers, which will seed the next technological progress.

Supply Chains

The ongoing trade dispute between China and Western nations has forced manufacturers to diversify their supply chains. Countries such as Vietnam and other Southeast Asian nations are likely to benefit from this supply chain shift. Additionally, the U.S. will likely look to boost domestic activity by improving its own domestic-supply chains.

In the U.S., manufacturing activity experienced a strong rebound from its sharp deterioration last year, as indicated by the Purchasing Managers Index (PMI) for March of 2021 coming in at 64.7, the highest level since 1983. (PMI levels above 50 indicates expansionary conditions.). This elevated manufacturing activity also means more manufacturing jobs for those seeking work, which is crucial given that there is still significant slack in the labor market. Manufacturing positions are in higher demand than they have been in decades.

Building out supply-chain capacity is both a domestic and an international initiative that should support global growth and thus be broadly positive for risk assets such as equities and credit.

Infrastructure

The Biden Administration’s massive $2.25 trillion infrastructure push joins a broader global effort to improve supply-chain networks, as competition for international influence has only raised tensions with China. President Biden laid out his “Build Back Better” plan to improve roads and bridges as well as upgrade the digital- and technology-related infrastructure over the next several years. By some estimates, the process to get the plan approved may take up to six months, and its implementation could bump Gross Domestic Product growth in the U.S. by 0.5%.

The major challenge of the infrastructure bill will be determining how to finance the initiatives. The Biden Administration seeks to raise corporate taxes from 21% to 28% and may also need to resort to deficit financing. Any effort to hike taxes will draw opposition from Republicans and even moderate Democrats during the negotiations, which may bring the corporate tax increase closer to 25%. Nonetheless, infrastructure spending, especially because it will help the U.S. compete with China, should receive support from Congress.

Commodities vs. the U.S. Dollar

This global competition for influence will likely support international growth and demand for commodities. Historically, commodity prices have moved inversely with the U.S. dollar. Therefore, rising commodity prices could add downward pressure on the dollar.

Much of this demand for commodities will come from China, as it pushes for more self-reliance. Chinese demand for oil has been positive since the second quarter of 2020 and surged over the first quarter of 2021, while demand in the U.S. and Eurozone may have finally bottomed.

Raw material such as industrial metals could see upward pressure from a rise in demand. This could be positive for emerging market equities, as China’s equity market has generally moved in tandem with industrial metals.

Resurging global competition will likely bring a push for infrastructure spending internationally. This environment could boost global markets, including emerging markets.

Emerging Markets

The Asian region represents approximately 80% of the MSCI Emerging Markets Index. Therefore, the early recovery in China should have positive economic spillover effects throughout the region. We can already see China’s consumer confidence has recovered relatively quickly since the pandemic broke out.

The recovery in China is also consistent with accelerating wage growth in the country. While rising wages in China is consistent with consumer confidence, labor cost pressures in China are further persuading foreign companies to seek alternative supply chains to control costs. However, this should serve to further strengthen the markets of other emerging nations.

Concluding Remarks

The economic recovery and increased competition have the potential to drive global trade higher. Disruptions in supply chains, including the recent incident with the cargo ship blockage in the Suez Canal, will only accelerate a global push for making supply chains more efficient and diverse. This is particularly important in order to meet the pent-up demand that has been built up since the pandemic, which will likewise be released as the world’s population gets inoculated.

In the meantime, the reshuffling of supply chains may improve domestic economic activity as manufacturers scramble to meet demand. The competition between the U.S. and China for global influence will continue intensifying, but this does not necessarily mean that decades of globalization will reverse. Instead, nations will look to broaden alliances and partnerships in order to compete on a global scale. This may encourage Western companies to seek opportunities in emerging countries such as India, which is expected to be one of the largest contributors to global growth over the next several years.

While challenges around the world, including the pandemic, upended the lives of individuals, companies have generally been able to adapt. Unsettled differences between the U.S. and China regarding trade and other geopolitical issues will likely worsen in the

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

foreseeable future. Furthermore, trade wars and accidents revealed how easily supply chains can be disrupted. This should continue to drive investments in supply chains as global competition continues to increase, which should favor risk assets.

Performance of the Portfolio Optimization Funds

The performance of the Portfolio Optimization Funds are composites of the performance of each of the Funds in which each invests (which may include domestic and/or international equities and bonds). The Portfolio Optimization Funds are compared to two broad-based indices; however, to further assist in performance comparisons, composite benchmarks were constructed for the Portfolio Optimization Funds. Each composite benchmark is comprised of up to four of the broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for Portfolio Optimization Funds. However, the actual allocations of any Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. The one-year performance for these broad-based indices for the fiscal year ended March 31, 2021 is shown in the following table:

Broad-Based Indices
S&P 500 Index (representing U.S. Stocks)	56.35%
Morgan Stanley Capital International (MSCI) EAFE Index (International Stocks)	44.57%
Bloomberg Barclays US Aggregate Bond Index (Fixed Income)	0.71%
ICE BofA U.S. 3-Month T-Bill Index (Cash)	0.12%

Pacific Funds Portfolio Optimization Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Portfolio Optimization Conservative’s Class A (without sales charge) returned 19.96%, compared to a return of 0.71% for the Bloomberg Barclays US Aggregate Bond Index, a return of 56.35% for the S&P 500 Index, and a return of 10.82% for the Pacific Funds Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	19.96%	5.97%	4.47%
Fund’s Class A with maximum sales charge	13.38%	4.77%	3.88%
Fund’s Class C without sales charge	18.96%	5.16%	3.70%
Fund’s Class C with maximum sales charge	17.96%	5.16%	3.70%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	3.44%
S&P 500 Index	56.35%	16.29%	13.91%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	10.82%	5.61%	5.25%

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	20.17%	6.24%	4.53%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	2.77%
S&P 500 Index	56.35%	16.29%	15.53%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	10.82%	5.61%	5.08%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Conservative Composite Benchmark. The Pacific Funds Portfolio Optimization Conservative Composite Benchmark is comprised of the Bloomberg Barclays US Aggregate Bond, S&P 500, ICE BofA U.S. 3-Month Treasury Bill, and MSCI EAFE Indices in a weighting that is fixed and specific to the Fund. The Fund was primarily invested in various fixed income strategies, with a smaller allocation to equity, during the reporting period. Fixed income investments included allocations to intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond, and floating rate strategies. The equity segment consisted mainly of allocations to domestic and foreign large-capitalization strategies.

Among the fixed income lineup, high yield and emerging market bonds contributed to performance over the reporting period as riskier asset classes recovered after an abrupt market correction. Additionally, the PF Managed Bond Fund, which represented the largest weight in the Fund, outperformed the Bloomberg Barclays US Aggregate Bond Index and contributed to performance over the reporting period. On the other hand, Pacific Funds Floating Rate Income underperformed its benchmark, which held back performance.

As for domestic equities, exposures to small-capitalization, particularly value-oriented, stocks contributed to performance over the reporting period as the market rally favored cyclical sectors that tend to outperform in the early phase of an economic recovery. On the other hand, the exposure to real estate detracted from performance as work-from-home arrangements amid the pandemic lowered demand for office space. Additionally, PF Growth and PF Large-Cap Value underperformed their respective benchmarks, which detracted from performance. International equities as a group outperformed the MSCI EAFE Index over the reporting period. An overweight to emerging markets had a positive impact on performance.

Pacific Funds Portfolio Optimization Moderate-Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Portfolio Optimization Moderate-Conservative’s Class A (without sales charge) returned 29.06%, compared to a return of 0.71% for the Bloomberg Barclays US Aggregate Bond Index, a return of 56.35% for the S&P 500 Index, and a return of 19.65% for the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	29.06%	7.60%	5.76%
Fund’s Class A with maximum sales charge	21.95%	6.40%	5.17%
Fund’s Class C without sales charge	28.06%	6.81%	5.00%
Fund’s Class C with maximum sales charge	27.06%	6.81%	5.00%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	3.44%
S&P 500 Index	56.35%	16.29%	13.91%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	19.65%	7.69%	6.81%

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	29.44%	7.88%	6.22%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	2.77%
S&P 500 Index	56.35%	16.29%	15.53%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	19.65%	7.69%	7.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark. The Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is comprised of the Bloomberg Barclays US Aggregate Bond, S&P 500, MSCI EAFE, and ICE BofA U.S. 3-Month Treasury Bill Indices in a weighting that is fixed and specific to the Fund. The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included intermediate-term bond strategies as well as short duration bond, inflation-indexed bond, high yield bond, emerging markets bond, and floating rate strategies. The Fund’s equity exposure was diversified across style (growth and value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies).

Among the fixed income lineup, high yield and emerging market bonds contributed to performance over the reporting period as riskier asset classes recovered after an abrupt market correction. Additionally, the PF Managed Bond Fund, which represented the largest weight in the Fund, outperformed the Bloomberg Barclays US Aggregate Bond Index and contributed to performance over the reporting period. On the other hand, Pacific Funds Floating Rate Income underperformed its benchmark, which held back performance.

As for domestic equities, exposures to small-capitalization, particularly value-oriented, stocks contributed to performance over the reporting period as the market rally favored cyclical sectors that tend to outperform in the early phase of an economic recovery. On the other hand, the exposure to real estate detracted from performance as work-from-home arrangements amid the pandemic lowered demand for office space. Additionally, PF Growth and PF Large-Cap Value underperformed their respective benchmarks, which detracted from performance. International equities as a group outperformed the MSCI EAFE Index over the reporting period. An overweight to emerging markets had a positive impact on performance.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Portfolio Optimization Moderate’s Class A (without sales charge) returned 39.61%, compared to a return of 56.35% for the S&P 500 Index, a return of 0.71% for the Bloomberg Barclays US Aggregate Bond Index, and a return of 30.17% for the Pacific Funds Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	39.61%	9.79%	7.28%
Fund’s Class A with maximum sales charge	31.90%	8.55%	6.67%
Fund’s Class C without sales charge	38.56%	8.98%	6.51%
Fund’s Class C with maximum sales charge	37.56%	8.98%	6.51%
S&P 500 Index	56.35%	16.29%	13.91%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	3.44%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	30.17%	10.03%	8.55%

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	39.99%	10.06%	8.14%
S&P 500 Index	56.35%	16.29%	15.53%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	2.77%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	30.17%	10.03%	9.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Moderate Composite Benchmark. The Pacific Funds Portfolio Optimization Moderate Composite Benchmark is comprised of the S&P 500, Bloomberg Barclays US Aggregate Bond, MSCI EAFE, and ICE BofA U.S. 3-Month Treasury Bill Indices in a weighting that is fixed and specific to the Fund. The Fund allocated to a mix of equity and fixed income strategies during the reporting period, with a larger allocation toward equity investments. The equity exposure was diversified across style (growth and value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded real estate investment trusts (REITs). Fixed income investments included intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond, and floating rate loan strategies.

Among domestic equities, exposures to small-capitalization, particularly value-oriented, stocks contributed to performance over the reporting period as the market rally favored cyclical sectors that tend to outperform in the early phase of an economic recovery. On the other hand, the exposure to real estate detracted from performance as work-from-home arrangements amid the pandemic lowered demand for office space. Additionally, PF Growth and PF Large-Cap Value underperformed their respective benchmarks, which detracted from performance.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

International equities as a group outperformed the MSCI EAFE Index over the reporting period. An overweight to emerging markets had a positive impact on performance. Exposure to international small-capitalization stocks also contributed to performance.

Among the fixed income lineup, high yield and emerging market bonds contributed to performance over the reporting period as riskier asset classes recovered after an abrupt market correction. Additionally, the PF Managed Bond Fund outperformed the Bloomberg Barclays US Aggregate Bond Index and contributed to performance over the reporting period. On the other hand, Pacific Funds Floating Rate Income underperformed its benchmark, which held back performance.

Pacific Funds Portfolio Optimization Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Portfolio Optimization Growth’s Class A (without sales charge) returned 50.27%, compared to a return of 56.35% for the S&P 500 Index, a return of 0.71% for the Bloomberg Barclays US Aggregate Bond Index, and a return of 39.72% for the Pacific Funds Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	50.27%	11.31%	8.33%
Fund’s Class A with maximum sales charge	41.96%	10.06%	7.72%
Fund’s Class C without sales charge	48.99%	10.50%	7.56%
Fund’s Class C with maximum sales charge	47.99%	10.50%	7.56%
S&P 500 Index	56.35%	16.29%	13.91%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	3.44%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	39.72%	11.98%	10.05%

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	50.62%	11.59%	9.67%
S&P 500 Index	56.35%	16.29%	15.53%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	2.77%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	39.72%	11.98%	11.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Growth Composite Benchmark. The Pacific Funds Portfolio Optimization Growth Composite Benchmark is comprised of the S&P 500, Bloomberg Barclays US Aggregate Bond, and MSCI EAFE Indices in a weighting that is fixed and specific to the Fund. The Fund had a diversified allocation mix during the reporting period with majority allocated to equity. The equity exposure was diversified across style (growth and value), market capitalization and region (including

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

allocations to foreign small capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded REITs. Fixed income investments included intermediate-term bond strategies as well as specific strategies such as short duration bond, inflation-indexed bond and emerging markets bond strategies.

Among domestic equities, exposures to small-capitalization, particularly value-oriented, stocks contributed to performance over the reporting period as the market rally favored cyclical sectors that tend to outperform in the early phase of an economic recovery. On the other hand, the exposure to real estate detracted from performance as work-from-home arrangements amid the pandemic lowered demand for office space. Additionally, PF Growth and PF Large-Cap Value underperformed their respective benchmarks, which detracted from performance. International equities as a group outperformed the MSCI EAFE Index over the reporting period. An overweight to emerging markets had a positive impact on performance. Exposure to international small-capitalization stocks also contributed to performance.

Among the fixed income lineup, high yield and emerging market bonds contributed to performance over the reporting period as riskier asset classes recovered after an abrupt market correction. Additionally, the PF Managed Bond Fund outperformed the Bloomberg Barclays US Aggregate Bond Index and contributed to performance over the reporting period.

Pacific Funds Portfolio Optimization Aggressive-Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Portfolio Optimization Aggressive-Growth’s Class A (without sales charge) returned 60.05%, compared to a return of 56.35% for the S&P 500 Index, a return of 0.71% for the Bloomberg Barclays US Aggregate Bond Index, and a return of 50.09% for the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	10 Years
Fund’s Class A without sales charge	60.05%	13.02%	9.00%
Fund’s Class A with maximum sales charge	51.27%	11.74%	8.39%
Fund’s Class C without sales charge	58.83%	12.18%	8.26%
Fund’s Class C with maximum sales charge	57.83%	12.18%	8.26%
S&P 500 Index	56.35%	16.29%	13.91%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	3.44%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	50.09%	13.75%	11.25%

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	60.35%	13.30%	10.82%
S&P 500 Index	56.35%	16.29%	15.53%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	2.77%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	50.09%	13.75%	12.64%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A outperformed the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark. The Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is comprised of the S&P 500, MSCI EAFE, and Bloomberg Barclays US Aggregate Bond Indices in a weighting that is fixed and specific to the Fund. The Fund primarily allocated to domestic and international equity funds that are diversified across style (growth and value), market capitalization and region (which included allocations to foreign small-capitalization and emerging markets stocks) during the reporting period. The Fund also maintained exposure to select sectors, such as publicly-traded REITs, as well as a small allocation to intermediate-term fixed income securities.

Among domestic equities, exposures to small-capitalization, particularly value-oriented, stocks contributed to performance over the reporting period as the market rally favored cyclical sectors that tend to outperform in the early phase of an economic recovery. On the other hand, the exposure to real estate detracted from performance as work-from-home arrangements amid the pandemic lowered demand for office space. Additionally, PF Growth and PF Large-Cap Value underperformed their respective benchmarks, which detracted from performance. International equities as a group outperformed the MSCI EAFE Index over the reporting period. An overweight to emerging markets had a positive impact on performance. Exposure to international small-capitalization stocks also contributed to performance.

Among the fixed income lineup, high yield and emerging market bonds contributed to performance over the reporting period as riskier asset classes recovered after an abrupt market correction.

Pacific Funds Ultra Short Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Ultra-Short Income’s Class I (without sales charge) returned 5.81%, compared to a return of 0.15% for its benchmark, the Bloomberg Barclays Short Treasury Total Return Index

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2021. For comparison purposes, the performance of all classes for the period ended March 31, 2021 are also shown in the table below. Performance data for Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	Since Inception (6/28/19)
Fund’s Class I without sales charge	5.81%	2.19%
Fund’s Advisor Class without sales charge	5.81%	2.19%
Bloomberg Barclays Short Treasury Total Return Index	0.15%	1.17%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I outperformed the benchmark. The Fund primarily invests in investment grade short-term fixed and floating rate debt securities. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The Fund’s focus on corporate debt versus government securities was the primary contributor to performance. The Fund’s overweight relative to the benchmark to corporate bonds, notably BBB rated corporate bonds, benefited performance. The Fund’s overweight to the non-investment grade bank loans and the high yield bonds benefited performance. The Fund’s exposure to treasuries that have longer maturities than the benchmark detracted from performance. At the sector level, overweights to Banking, AAA Collateralized Loan Obligations / Asset Backed Securities, and Independent Energy benefited performance while an overweight to the Paper sector detracted.

Pacific Funds Short Duration Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Short Duration Income’s Class I (without sales charge) returned 7.16%, compared to a return of 1.57% for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	7.16%	2.90%	2.92%
Bloomberg Barclays 1-3 Year US Government/Credit Bond Index	1.57%	2.00%	1.55%

	1 Year	5 Years	Since Inception (6/29/12)
Fund’s Class A without sales charge	6.78%	2.63%	2.46%
Fund’s Class A with maximum sales charge	3.59%	2.00%	2.10%
Fund’s Class C without sales charge	6.00%	1.87%	1.71%
Fund’s Class C with maximum sales charge	5.00%	1.87%	1.71%
Fund’s Advisor Class without sales charge	7.14%	2.91%	2.71%
Bloomberg Barclays 1-3 Year US Government/Credit Bond Index	1.57%	2.00%	1.57%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses a short maturity corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s asset allocation and focus on corporate debt were the primary contributors to relative performance. The Fund’s reporting period, which began only a few days after the market bottom of late March 2020, saw significant total returns for credit related risk assets including corporate bonds. The Fund’s overweight relative to the benchmark to corporate bonds, notably BBB rated corporate bonds, contributed to performance. The Fund’s overweight to the non-investment grade bank loan sector and the high yield bond sector also contributed to performance. The Fund’s duration was above benchmark, which detracted from performance. The Fund’s overweight to Technology, Banking, and Electric Utilities benefited performance while the Fund’s underweights to Sovereign, Integrated Energy, and Retail REITS detracted. At the issuer level, oil and gas producers Ovintiv, Diamondback Energy and Oneok were the top contributors while Southwest Airlines (Transportation and Logistics), Marubeni (Consumer Staples) and AES (Utilities) were the top detractors.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Core Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Core Income’s Class I (without sales charge) returned 8.61%, compared to a return of 0.71% for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	10 Years
Fund’s Class I without sales charge	8.61%	4.50%	4.56%
Fund’s Class A without sales charge	8.29%	4.19%	4.28%
Fund’s Class A with maximum sales charge	3.70%	3.30%	3.83%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	3.44%

	1 Year	5 Years	Since Inception (6/30/11)
Fund’s Class C without sales charge	7.48%	3.41%	3.37%
Fund’s Class C with maximum sales charge	6.48%	3.41%	3.37%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	3.29%

	1 Year	5 Years	Since Inception (6/29/12)
Fund’s Advisor Class without sales charge	8.70%	4.51%	4.04%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	2.82%

	1 Year	5 Years	Since Inception (4/27/15)
Fund’s Class P without sales charge	8.68%	4.48%	3.63%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	2.91%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund benefited from asset allocation and the focus on corporate debt versus government securities as the primary contributors to relative performance. The Fund’s overweight (relative to its benchmark) to corporate bonds, notably BBB rated corporate bonds, benefited performance. The Fund’s overweight to the non-investment grade bank loan sector and the high yield bond sector benefited performance. The Fund’s duration was below that of its benchmark, which benefited performance. At the security level, General Motors (Automotive), Clubcorp (Leisure Facilities and Services), and Beazer Homes (Home Construction) were the top contributors while Liberty Mutual (Insurance), Activision (Entertainment Content), and Charter Communications (Cable and Satellite) were the top detractors. Sector overweights to Technology, Electric Utility, and Midstream Energy contributed to performance while underweights to Airlines, Tobacco, and Sovereigns detracted.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Strategic Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Strategic Income’s Class I (without sales charge) returned 23.23%, compared to a return of 0.71% for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	23.23%	7.05%	6.72%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	2.92%

	1 Year	5 Years	Since Inception (6/29/12)
Fund’s Class A without sales charge	22.82%	6.71%	5.93%
Fund’s Class A with maximum sales charge	17.62%	5.78%	5.40%
Fund’s Class C without sales charge	22.04%	5.96%	5.17%
Fund’s Class C with maximum sales charge	21.04%	5.96%	5.17%
Fund’s Advisor Class without sales charge	23.12%	6.98%	6.18%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	2.82%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund focuses on USD credit focused fixed income asset classes, notably non-investment grade securities. Based on our view of the market conditions during the reporting period, we positioned the Fund towards non-investment grade securities. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund outperformed its benchmark for the reporting period due to asset allocation and the focus on credit related fixed income sectors including corporate bonds, bank loans, and high yield securities. The reporting period, which began just a few days after the late March 2020 market bottom, led to significant total returns across risk assets. The Fund’s overweight (relative to its benchmark) in corporate bonds, notably BBB rated corporate bonds, benefited performance. The Fund’s overweight to the non-investment grade bank loan sector and the high yield bond sector contributed to performance. The Fund’s duration was below benchmark, contributing to relative performance. At the sector level, overweights to Midstream, Independent, and Gaming benefited performance while underweights to Sovereign, Chemicals, and Health Insurance detracted. At the issuer level, overweights to Golden Nugget (Leisure Facilities and Services), Energy Transfer (Oil and Gas Producers), and Boeing (Aerospace and Defense) contributed to performance while Sinclair Broadcasting (Publishing and Broadcasting), TNT Crane (Industrials), Liberty Mutual (Insurance) detracted.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Floating Rate Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Floating Rate Income’s Class I (without sales charge) returned 14.87%, compared to a return of 20.77% for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	Since Inception (6/30/11)
Fund’s Class I without sales charge	14.87%	4.59%	4.37%
Credit Suisse Leveraged Loan Index	20.77%	5.33%	4.49%

	1 Year	5 Years	Since Inception (12/30/11)
Fund’s Class A without sales charge	14.52%	4.28%	4.29%
Fund’s Class A with maximum sales charge	11.11%	3.65%	3.95%
Fund’s Class C without sales charge	13.74%	3.56%	3.55%
Fund’s Class C with maximum sales charge	12.74%	3.56%	3.55%
Credit Suisse Leveraged Loan Index	20.77%	5.33%	4.92%

	1 Year	5 Years	Since Inception (6/29/12)
Fund’s Advisor Class without sales charge	14.78%	4.53%	4.20%
Credit Suisse Leveraged Loan Index	20.77%	5.33%	4.71%

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Class P without sales charge	14.85%	4.56%	3.83%
Credit Suisse Leveraged Loan Index	20.77%	5.33%	4.33%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. Using a fundamental approach with a top down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in floating rate loans and floating rate debt securities.

For the reporting period, the Fund underperformed the benchmark primarily due to its focus on performing loans. During the reporting period, lower quality substantially outperformed. The Fund focused on the performing part of the bank loan market. The Fund’s underweights (relative to its benchmark) to issuers in the energy and gaming/leisure sectors detracted from performance. Credit quality allocations were mixed in regard to relative performance. The Fund’s overweight to B vs. BB rated issuers contributed to relative performance, and the Fund’s underweight to CCC-rated issuers detracted. The Fund focused during the reporting period on performing second lien CCC rated issuers. The Fund’s focus on larger and more liquid issuers, generally those with facility sizes greater than $1billion U.S. dollars detracted from performance as smaller issuers outperformed.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds High Income (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds High Income’s Class I (without sales charge) returned 24.76%, compared to a return of 23.65% for its benchmark, the Bloomberg Barclays US. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	24.76%	7.65%	6.53%
Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	23.65%	8.04%	6.99%

	1 Year	5 Years	Since Inception (6/29/12)
Fund’s Class A without sales charge	24.45%	7.34%	5.64%
Fund’s Class A with maximum sales charge	19.14%	6.41%	5.12%
Fund’s Class C without sales charge	23.61%	6.60%	4.89%
Fund’s Class C with maximum sales charge	22.61%	6.60%	4.89%
Fund’s Advisor Class without sales charge	24.86%	7.65%	5.91%
Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	23.65%	8.04%	6.45%

	1 Year	5 Years	Since Inception (1/14/15)
Fund’s Class P without sales charge	24.91%	7.63%	5.61%
Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	23.65%	8.04%	6.23%

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management managed the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income by investing in non-investment grade debt instruments or in instruments with characteristics of non-investment grade instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

During the reporting period, the Fund outperformed the benchmark primarily due to sector allocations and an overweight (relative to the benchmark) to lower quality securities. The Fund’s underweight to BB rated securities and overweight to CCC rated securities benefited performance given the rally in lower quality issuers. At the sector level, underweights to Cable & Satellite and Technology benefited performance along with the overweight to Midstream Energy companies. The Fund’s underweight to Independent Energy and Airlines detracted from performance. Top issue level contributors included Golden Nugget (Leisure Facilities and Services), Ahern Rentals (Industrial), and Ford (Automotive) while largest issuer level detractors were Occidental Petroleum (Oil and Gas), Sinclair Broadcasting (Publishing and Broadcasting), and Altice (Cable and Satellite). The Fund’s duration was shorter than the benchmark during the reporting period, benefiting relative performance.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds ESG Core Bond (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the period ended March 31, 2021?

A. Pacific Funds ESG Core Bond commenced operations on December 14, 2020. For the period from inception through March 31, 2021, the Fund’s Class I (without sales charge) returned -2.73% compared to a return of -3.13% for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2021. For comparison purposes, the performance of all classes for the period ended March 31, 2021 are also shown in the table below. Performance data for Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the Periods Ended March 31, 2021

	Since Inception (12/14/20)
Fund’s Class I without sales charge	(2.73%	)
Fund’s Advisor Class without sales charge	(2.73%	)
Bloomberg Barclays US Aggregate Bond Index	(3.13%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through March 31, 2021, the Fund’s Class I outperformed the benchmark. The Fund uses an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection. The Fund also incorporates sustainable investment goals into the investment process by use of ESG Exclusions and ESG metrics. The sub-adviser created the following ESG Exclusions to seek to screen out investment in issuers with direct involvement in: (i) the production, distribution, sale or use of thermal coal exceeding the sub-adviser’s revenue threshold; (ii) the production of tobacco; (iii) the production or sale of controversial military weapons; and (iv) serious human rights violations or severe environmental damage. Individual investment selection was also based on the sub-adviser’s analysis of ESG metrics provided by independent third-party ESG service providers. That is, the sub-adviser relies on ESG ratings and other information provided by various independent third-party ESG service providers to help construct a portfolio that rates highly on ESG factors.

The Fund benefited from asset allocation, security selection, and the underweight to duration during the period we managed the Fund. The Fund’s duration was below that of the benchmark, contributing to relative performance. The Fund’s overweight (relative to its benchmark) to longer maturity corporate bonds detracted from performance though the underweight to long maturity Treasuries contributed. At the issuer level, Oracle, Verizon, and Delta Airlines contributed to performance while CVS and PNC Bank detracted.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small/Mid-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Small/Mid-Cap’s Advisor Class (without sales charge) returned 84.04%, compared to a return of 89.40% for its benchmark, the Russell 2500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class A, C, and R6 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	Since Inception (1/11/16)
Fund’s Advisor Class without sales charge	84.04%	13.00%	13.73%
Fund’s Class A without sales charge	83.51%	12.72%	13.48%
Fund’s Class A with maximum sales charge	75.76%	11.75%	12.55%
Fund’s Class C without sales charge	82.14%	11.89%	12.63%
Fund’s Class C with maximum sales charge	81.14%	11.89%	12.63%
Russell 2500 Index	89.40%	15.93%	16.92%

	1 Year	5 Years	Since Inception (12/31/14)
Fund’s Class R6 without sales charge	84.32%	13.08%	10.35%
Russell 2500 Index	89.40%	15.93%	12.09%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co implement the Fund’s strategy by investing in common stocks and other equity securities of small and medium capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included consumer discretionary, industrials, and health care. Conversely, the utilities, communication services, and energy sectors were the least impactful to the Fund’s absolute performance, with the utilities sector partially detracting from overall returns. Sector allocation was positive, with tailwinds from underweights to the real estate and utilities sectors along with an overweight to the information technology sector exceeding the headwinds from the Fund’s small cash position along with an underweight to the energy sector and an overweight to the industrials sector. Stock selection was the primary driver of the Fund’s relative underperformance, with the effects of contributors in the consumer discretionary, financials, and industrials sectors falling short of those of the detractors in information technology, health care, and real estate sectors.

Turning to individual stocks, the most severe detractors from the Fund’s performance included Intercept Pharmaceuticals Inc, a biotech developing therapies to treat chronic liver diseases, which reeled from the complete response letter (CRL) it received from Food and Drug Administration (FDA) regarding its Nonalcoholic Steatohepatitis (NASH) (fatty-liver disease) New Drug Application (NDA) filing. Subsequently, absent FDA guidance, the Fund’s management lacked clarity on a regulatory pathway forward and sold the stock. Another detractor from the Fund’s performance was FTI Consulting Inc, a business consulting firm, which was under modest pressure as the company’s litigation related business was impacted by COVID-19 delays which were partially offset by initial significant demand in its bankruptcy restructuring practice. That being said, the expected bankruptcy upcycle stopped relatively quickly as the market was flush with liquidity, removing near-term bankruptcy risks for a number of industries and companies. Lastly, Portland General Electric Co (POR), modestly underperformed its regulated utility peer group, the benchmark’s worst performing sector during the reporting period. POR underperformed after lowering its 2020 earnings guidance due to concerns over customer non-payment due to COVID-19 related job losses, and then again, after unfounded reports that the company was responsible for igniting the Riverside wildfire in Oregon.

Top individual stock contributors to the Fund’s performance included RH (formerly Restoration Hardware), a furniture retailer, reported better-than-expected results and guidance as consumer demand trends towards home spending continued. The company appears very well positioned at the high-end as there are increases in second and third home ownership and a movement toward suburban living from smaller dwellings in urban locations. Such trends likely create a strong sustainable demand trend for home furnishings. Another contributor to the Fund’s performance, Lithia Motors Inc ‘A’, an auto retailer, reported better-than-expected results driven by a resurgence in demand and much

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

stronger margins. In addition, the company officially introduced its omni channel offering “Driveway” which is expected to generate sizable earnings contribution over the next 5 years. This initiative along with an aggressive acquisition strategy and improving core growth, the company provided a $50 earnings per share goal within 5 years, which is higher than current profit levels.

Pacific Funds Small-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Small-Cap’s Advisor Class (without sales charge) returned 87.51%, compared to a return of 94.85% for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class A, C, and R6 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	Since Inception (1/11/16)
Fund’s Advisor Class without sales charge	87.51%	12.71%	13.46%
Fund’s Class A without sales charge	87.15%	12.42%	13.18%
Fund’s Class A with maximum sales charge	79.20%	11.45%	12.26%
Fund’s Class C without sales charge	85.68%	11.58%	12.33%
Fund’s Class C with maximum sales charge	84.68%	11.58%	12.33%
Russell 2000 Index	94.85%	16.35%	17.10%

	1 Year	5 Years	Since Inception (12/31/14)
Fund’s Class R6 without sales charge	87.72%	12.78%	9.61%
Russell 2000 Index	94.85%	16.35%	11.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included consumer discretionary, industrials, and health care. Conversely, the utilities, energy, and communication services sectors were the least impactful to the Fund’s absolute performance, with the utilities sector partially detracting from overall returns. Sector allocation was positive, with tailwinds from an overweight to the consumer discretionary sector and an underweight to the utilities and financials sectors exceeding the headwinds from the Fund’s small cash position along with underweights to the materials and energy sectors. Stock selection was the primary driver of the Fund’s relative under performance, with the effects of contributors in the consumer discretionary, financials, and consumer staples sectors falling short of those of the detractors in the health care, information technology, and real estate sectors.

Turning to individual stocks, the most severe detractors from the Fund’s performance included Intercept Pharmaceuticals Inc, a biotech developing therapies to treat chronic liver diseases, which reeled from the complete response letter (CRL) it received from FDA regarding its NASH (fatty-liver disease) NDA filing. Subsequently, absent FDA guidance, the Fund’s management lacked clarity on a regulatory pathway forward and sold the stock. Another detractor from the Fund’s performance was FTI Consulting Inc, a business consulting firm, which was under modest pressure as the company’s litigation related business was impacted by COVID-19 delays which were partially offset by initial significant demand in its bankruptcy restructuring practice. That being said, the expected bankruptcy upcycle stopped relatively quickly as the market was flush with liquidity, removing near-term bankruptcy risks for a number of industries and companies. Lastly, Novavax, a vaccine drug company, reported best-in-class COVID-19 vaccine safety and efficacy in both the original wild-type virus and variants in its United Kingdom (U.K.) clinical study back in January 2021. Following these positive results the stock was purchased in the Fund however, it weakened after the company disclosed a slight delay to the read-out of its important U.S./Mexico clinical study required for FDA approval from March 2021 to April 2021. The other driving force of the stock’s pullback was that the stock possessed a tremendous amount of momentum, a factor which fell out of favor in the last two weeks of February 2021.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Top individual stock contributors to the Fund’s performance included Lithia Motors Inc ‘A’, an auto retailer, which reported better-than-expected results driven by a resurgence in demand and much stronger margins. In addition, the company officially introduced its omni channel offering “Driveway” which is expected to generate sizable earnings contribution over the next 5 years. This initiative along with an aggressive acquisition strategy and improving core growth, the company provided a $50 earnings per share goal within 5 years, which is higher than current profit levels. Another contributor to the Fund’s performance, Horizon Therapeutics PLC, successfully launched Tepezza, an orphan thyroid eye disease drug, that became one of the best all-time orphan drug launches. The company launched the drug in February 2020 and raised sales guidance consecutively in its first four quarters following launch, from an initial expectation of $60 million to finish the fiscal fear 2020 with sales over $800 million.

Pacific Funds Small-Cap Value (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, Pacific Funds Small-Cap Value’s Advisor Class (without sales charge) returned 89.25%, compared to a return of 97.05% for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2021. For comparison purposes, the performance of all classes for the periods ended March 31, 2021 are also shown in the table below. Performance data for Class A, C, and R6 shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	Since Inception (1/11/16)
Fund’s Advisor Class without sales charge	89.25%	10.12%	11.26%
Fund’s Class A without sales charge	88.38%	9.81%	10.94%
Fund’s Class A with maximum sales charge	80.45%	8.87%	10.02%
Fund’s Class C without sales charge	87.09%	9.02%	10.13%
Fund’s Class C with maximum sales charge	86.09%	9.02%	10.13%
Russell 2000 Value Index	97.05%	13.56%	14.90%

	1 Year	5 Years	Since Inception (12/31/14)
Fund’s Class R6 without sales charge	88.95%	10.14%	7.51%
Russell 2000 Value Index	97.05%	13.56%	9.64%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to the Fund’s performance included consumer discretionary, financials, and industrials. Conversely, the utilities, communication services, and energy sectors were the least impactful to the Fund’s absolute performance, with the utilities sector partially detracting from overall returns. Sector allocation was negative, with tailwinds from an overweight to the consumer discretionary sector and underweights to the utilities and financials sectors being eclipsed by the headwinds from the Fund’s small cash position along with an underweight to the energy sector and an overweight to information technology. Stock selection was the primary driver of the Fund’s relative underperformance, with the effects of contributors in the financials and industrials sectors falling short of those of the detractors in the materials, real estate, and health care sectors.

Turning to individual stocks, the most severe detractors from the Fund’s performance included Southwest Gas Holdings Inc (SWX), a regulated utility, the benchmark’s worst-performing sector for the reporting period. SWX underperformed its peer group due to an adverse rate case ruling, which delayed reimbursement for certain capital expenditures reducing near-term revenue growth. Another detractor from the Fund’s performance was Novavax, a vaccine drug company, reported best-in-class COVID-19 vaccine safety and efficacy in both the original wild-type virus and variants in its U.K. clinical study back in January 2021. Following these positive results the stock was purchased in the Fund however, it weakened after the company disclosed a slight delay to the read-out of its important US/Mexico clinical study required for FDA approval from March 2021 to April 2021. The other driving force of the stock’s pullback was that the stock possessed a tremendous amount of

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

momentum, a factor which fell out of favor in the last two weeks of February 2021. Lastly, Black Hills Corporation, also a regulated utility, modestly underperformed its peer group after the company lowered its 2020 earnings guidance due to concerns over customer non-payment due to COVID-19 related job losses.

Top individual stock contributors to the Fund’s performance included Lithia Motors Inc ‘A’, an auto retailer, which reported better-than-expected results driven by a resurgence in demand and much stronger margins. In addition, the company officially introduced its omni channel offering “Driveway” which is expected to generate sizable earnings contribution over the next 5 years. This initiative along with an aggressive acquisition strategy and improving core growth, the company provided a $50 earnings per share goal within 5 years, which is significantly higher than current profit levels. Another contributor to the Fund’s performance, American Eagle Outfitters Inc, an apparel retailer, reported consistently better-than-expected results primarily driven by Aerie (its intimate and lounge brand) and pointed to continued improvement throughout the reporting period. The combination of growth potential of Aerie along with sizable margin expansion and earnings power of its American Eagle brand seems to position the company well for the future.

PF Inflation Managed Fund (sub-advised by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF Inflation Managed Fund’s Class P returned 10.19%, compared to a return of 7.54% for its benchmark, the Bloomberg Barclays US TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	10 Years
Fund’s Class P	10.19%	4.08%	3.15%
Bloomberg Barclays US TIPS Index	7.54%	3.86%	3.44%

(1)

Effective October 31, 2016, Pacific Investment Management Company LLC (“PIMCO”) became the sole sub-adviser to the Fund. Between January 15, 2015 and October 31, 2016, Western Asset Management Company, LLC served as co-sub-adviser of the Fund with PIMCO. Prior to January 15, 2015, PIMCO served as the sole sub-adviser.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments, focusing on inflation-indexed debt securities.

An overweight to U.S. and European breakeven inflation, the difference between nominal and real interest rates, contributed to performance. The Fund’s short position to core U.K. RPI detracted from performance. An overweight to nominal interest rates, particularly in the U.S., detracted from performance as interest rates rose. Tactical exposure to investment grade credit, short exposure to high yield credit, and exposure to Agency mortgage-backed securities generated positive returns over the reporting period, contributing to performance.

During the reporting period the Fund bought and sold credit protection through credit default swaps to increase and decrease exposure to the broader investment grade or high yield market sectors, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund sold/wrote and purchased options and swaptions on futures, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some the Fund’s securities, and to express certain views on currency markets. The Fund also held inflation floors to hedge duration.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Managed Bond Fund (co-sub-advised by J.P.Morgan Investment Management Inc., Pacific Investment Management Company LLC and Western Asset Management Company, LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF Managed Bond Fund’s Class P returned 4.69%, compared to a return of 0.71% for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	10 Years
Fund’s Class P	4.69%	4.33%	3.87%
Bloomberg Barclays US Aggregate Bond Index	0.71%	3.10%	3.44%

(1)

J.P. Morgan Investment Management Inc. became co-sub-advisor to the Fund on October 23, 2020 and some investment policies changed at that time. Western Asset Management Company, LLC became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund is co-sub-advised by JP Morgan, PIMCO and Western Asset. The following are separate discussions from each co-sub-adviser.

JP Morgan

JP Morgan became a co-manager of the Fund on October 30, 2020. During the approximate five-month period from October 30, 2020 through March 31, 2021 when we at JP Morgan co-managed the Fund, our portion of the Fund outperformed the benchmark. In seeking the Fund’s goal of maximizing total return, we invest our portion of the Fund assets in debt securities that focused on investment grade intermediate-term debt securities (five to ten years to maturity) in order for the Fund to maintain a dollar-weighted average maturity between three and ten years. Taking a long-term approach, we look for individual fixed income investments that we believe will perform well over a market cycle. We are value oriented and make decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions in offering documents (like term to maturity) of the debt security or instrument and the legal structure (such as priority of payments in a multi-class structure) of the debt security.

During the period we managed the Fund, the Treasury yield curve steepened by 0.86% between two- and ten-year market indicators. Two-year yields ended 0.01% higher to finish the period we managed the Fund at 0.16%, while the ten-year was 0.87% higher to finish at 1.74%.

The Fund’s duration and yield curve positioning were contributors to the performance of our portion of the Fund. When interest rates rise across the maturity spectrum, those issues with a longer time to maturity decline in price more than those with shorter maturities, all else being equal. We had focused on securities with a shorter maturity and emphasized what is called the belly of the curve, which is more specifically securities with maturities in the next five to ten-years. In addition, we had a lower weighting of securities that mature farther out, giving us a performance advantage as those issues fell in price more as an adjustment to the new rate regime. For the portion of the Fund we managed, the portfolio duration, which is an effective measure of how long it will take to have the investments returned either through principal paydowns, interest coupon payments or maturities was lower than that of the benchmark. In a rising rate period, which was the case from October 30, 2020 through March 31, 2021 that contributed to the Fund’s outperformance relative to the Index.

Security selection in agency mortgage-backed securities (MBS) was a positive contributor, as the Fund’s mortgages outperformed benchmark mortgage pass-throughs. In a period of elevated mortgage prepayments, the Fund’s prepayment-protected agency MBS did well. From a sector allocation perspective, the Fund’s overweight to the MBS sector was a detractor.

The Fund’s underweight to corporate bonds was a detractor, but this was more than offset by the positive security selection in the sector.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Lastly, the Fund’s security selection in commercial mortgage-backed securities (CMBS) detracted from performance relative to the benchmark.

PIMCO

For the reporting period, the PIMCO managed portion of the Fund’s Class P outperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments with the characteristics of debt instruments.

Tactical U.S. duration positioning and short exposure to U.K. interest rates contributed to performance, while interest rate strategies within the Eurozone, particularly a preference for Italian debt, detracted from performance.

For our portion of the Fund, exposure to and selection within Agency and non-Agency mortgage backed securities (MBS), contributed to performance. Underweight positioning within investment grade credit and exposure to high yield credit also contributed to performance. Additionally, exposure to Treasury Inflation Protected Securities (TIPS) added to performance. Within currencies, exposure to a basket of emerging market currencies detracted from performance.

During the reporting period, our portion of the Fund bought and sold credit protection through credit default swaps to increase and decrease exposure to the credit risk of individual securities and to the broader investment grade, high yield, mortgage, emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond market. Our portion of the Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. Our portion of the Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Our portion of the Fund sold/wrote options and swaptions on futures, bond indices, and swaps and also purchased options on futures, bond indices, and to-be-announced (TBAs) as a means of capitalizing on anticipated changes in market volatility and to generate income. Our portion of the Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some of the Fund’s securities, and to express certain views on currency markets. Our portion of the Fund also held inflation floors that were previously traded in the portfolio to hedge duration, though exposures were not adjusted during the reporting period.

Western Asset

For the reporting period, the portion of the Fund’s Class P managed by Western Asset outperformed the benchmark. For our portion of the Fund, we at Western Asset seek to maximize total return consistent with prudent investment management. We utilize a long-term, fundamental value philosophy in conjunction with a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

During the reporting period, in our portion of the Fund, spread sectors contributed the most to the Fund’s outperformance, while interest rate exposure (in aggregate) detracted from performance. Our portion of the Fund held a duration overweight (relative to the benchmark) that was concentrated at the back-end of the yield curve and was intended to serve as a valuable diversification strategy and risk-off hedge to potential downside volatility that could arise from any challenges to the global growth outlook. At the start of the reporting period, we believed that central banks would continue to offer extraordinary policy accommodation and that growth would be positive, but muted, while long-term inflation would remain subdued. With regards to the Fund’s yield curve positioning, we believed that the Federal Reserve’s rate cuts and additional accommodative programs in response to the Covid-19 crisis would continue to keep the front to intermediate part of the yield curve anchored. We also believed that the curve would flatten after steepening during the second quarter of the reporting period. Ultimately, the broad swath of the yield curve steepened on the year, and the Fund’s yield curve positioning was a significant detractor to performance. US TIPS exposure, however, contributed positively to performance during the reporting period as breakeven inflation rates recovered strongly to eventually exceed pre-pandemic levels.

Corporate credit exposures, including both investment grade and high-yield/high risk or non-investment grade, were significant positive contributors to performance. Early in the reporting period, our portion of the Fund added to both sectors at wider spread levels and in select subsectors and individual issuers where we saw compelling value opportunities. This benefitted performance as spreads tightened meaningfully, ultimately ending the reporting period at spread levels close to where they had begun.

Other contributors to our portion of the Fund’s performance during the reporting period included its Emerging Markets (EM), structured product and non-US Developed Market (DM) exposures. EM exposure added to the Fund’s performance as U.S. dollar-denominated bond spreads tightened over the reporting period and, although individual currency performance was mixed, most EM currencies strengthened versus the U,S. dollar over the reporting period. Structured product, in aggregate, contributed to performance as the asset class recovered from the Covid-induced sell-off and spreads tightened as the over the period. Finally, non-US DM positions contributed to performance as the spread between Italian BTPs and German bunds compressed meaningfully and most DM currencies strengthened versus the US dollar.

During the reporting period, our portion of the Fund primarily used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps to manage its duration and yield curve exposure. We also used non-U.S. Interest Rate Futures to manage exposure to the international bond markets. Credit default swaps on both investment grade and high yield indices were used as an efficient, low cost way of adjusting exposures to these sectors on the margin. The Fund also used Mortgage TBAs (To Be Announced) to gain exposure to the agency mortgage backed securities (MBS) market and other stripped MBS derivatives to gain exposure to specific characteristics of agency MBS. Finally, the Fund used foreign exchange futures, forwards, and options to take outright positions in a variety of currencies, including the Australian dollar (AUD), Mexican peso (MXN), Japanese yen (JPY), British pound (GBP), and Euro (EUR).

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Short Duration Bond Fund (sub-advised by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF Short Duration Bond Fund’s Class P returned 6.47%, compared to a return of 1.57% for its benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	10 Years
Fund’s Class P	6.47%	2.48%	1.77%
Bloomberg Barclays 1-3 Year US Government/Credit Bond Index	1.57%	2.00%	1.57%

(1)	T. Rowe Price Associates, Inc. began managing the Fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at T. Rowe Price manage the fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half year). Furthermore, the Fund will invest in out-of-benchmark securitized sectors to pick up incremental yield in the strategy. In addition to making active sector allocation and security selection decisions, we also monitor the fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Sector allocation was the top contributor to the Fund’s relative performance. Our overweight (relative to the benchmark) to investment-grade corporate bonds and corresponding underweight to U.S. Treasuries aided relative results as investors searched for yield in the low rate environment. Also boosting returns was our inclusion of non-benchmark holdings in asset-backed securities, commercial mortgage-backed securities, and mortgage-backed securities, which benefited from a rebound in risk sentiment.

Security selection also contributed to the Fund’s performance. Corporate bonds in the energy sector performed well in tandem with rising oil prices as lockdown restrictions were eased and demand for the commodity improved. Credits in the consumer cyclical sector also contributed positively alongside coronavirus vaccine approvals and deployments.

Yield curve positioning detracted due to our duration position, which was longer than that of the benchmark for much of the reporting period but was modestly shorter heading into 2021. A slight overweight to the intermediate portion of the curve detracted from relative performance as intermediate U.S. Treasury yields rose.

As of March 31, 2021, the Fund held interest rate futures generating gross notional exposure of 21.72%. The Fund held index credit default swaps at other points during the reporting period. The estimated return impact from employing futures was 0.22% and 0.01% from index credit default swaps for the reporting period.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Emerging Markets Debt Fund (sub-advised by Ashmore Investment Management Limited)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF Emerging Markets Debt Fund’s Class P returned 20.47%, compared to a return of 16.00% for the broad-based J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 13.35% for the Emerging Markets Debt Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	Since Inception (6/29/12)
Fund’s Class P	20.47%	4.28%	2.65%
J.P. Morgan EMBI Global Diversified Index	16.00%	5.05%	4.88%
Emerging Markets Debt Composite Benchmark	13.35%	3.86%	2.63%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed both the broad-based J.P. Morgan EMBI Global Diversified Index and the sector-specific Emerging Markets Debt Composite Benchmark. The Fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers, and may be denominated in any currency, including the local currency of the issuer. We at Ashmore tactically manage exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt in seeking to maximize total return consistent with prudent investment management.

Over the reporting period the Fund’s allocation to emerging markets sovereign external debt decreased, starting the reporting period at 59.92% and ending at around 58.65% of the Fund’s net asset value (NAV). Over the reporting period, the Fund’s exposure to corporate debt investments increased, starting the reporting period at 11.22% and ending at around 14.03% of NAV. Finally, the Fund’s exposure to emerging market local bonds and net exchange rate positions shifted throughout the reporting period, starting at 49.83%, reaching a month end low point of 43.3% as the global economy reacted to the pandemic, and ending at around 46.26% of NAV.

The Fund’s overweight position (relative to its benchmark) in hard currency sovereign external debt and off benchmark allocation to corporate debt contributed to the Fund’s relative performance over the reporting period. Overall, the largest contributor over the reporting period was driven by security selection in corporate debt and local currency.

The largest country contributors to Fund performance over the reporting period were Ecuador, Mexico and Angola. Overall, the largest country detractor over the reporting period were positions in Lebanon.

The Fund’s positions in derivatives are mainly in foreign exchange (FX) forwards – notably to hedge the FX exposure of some local currency bond positions, and some swaps for efficient portfolio management purposes

The following are summary developments in the various countries mentioned above in which the Fund invested during the reporting period:

With one of the highest rates of infection from the COVID-19 pandemic and an economy significantly dependent on oil exports, Ecuador faced a major challenge early in the reporting period in balancing domestic needs and maintaining its debt payment schedule. Ecuador undertook a number of challenging steps to remain in compliance with the requirements of the existing $4.2 billion U.S. dollar International Monetary Fund (IMF) financial support package. As the payment date for a March of 2020 bond maturity approached, there was considerable political pressure to suspend the payment, but the government paid the bond maturity and indicated it would commence discussions with bondholders to “consensually reorganize” its debt obligations while utilizing the grace period on interest payments as a bridge to the anticipated receipt of new financing from the IMF and bilateral lenders. In August, the IMF agreed on a new $6.5 billion U.S. dollar Extended Funding Facility program, of which $4 billion U.S. dollars was disbursed in 2020. The new agreement permitted the successful restructuring of Ecuador’s $17 billion U.S. dollar external debt.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Economic data releases confirmed the continuation of a partial economic recovery in Mexico, although depressed year on year tourism revenues highlighted the slow recovery in those sectors most exposed to the pandemic. Significantly for PEMEX, the national oil company, President Andres Manuel Lopez Obrador announced $3.6 billion U.S. dollars in tax cuts for the company, which may be followed by further support, including assistance with debt payments. On the macro side, the trade deficit in Mexico came in below the average over the last five years.

Angola had commenced a program of economic reform and fiscal consolidation prior to the pandemic, targeting the country’s debt burden in line with IMF’s multi-year $3.7 billion loan program. While the Angolan economy contracted by 4% in 2020, increased oil prices have contributed to a strong start to 2021; the economy is forecast to expand at a modest annual pace in 2021, with projected growth of 2.4% in 2022. The IMF approved a disbursement of nearly $490 million U.S. dollars in January after the country obtained a three-year debt relief agreement with Chinese lenders, and should benefit from the recently-approved increase in SDR reserves.

Lebanon suspended payments on its external bonds prior to an early-March 2020 maturity and subsequently declared a moratorium on its entire debt stock. Early attempts at negotiation with the IMF reached a quick stalemate as the Lebanese government was unable to reach consensus on the magnitude of the problem or the steps required to address it. The government ultimately collapsed following an explosion in Beirut and, despite the appointment of several Prime Minister designates, the country remains without a government as various sectarian factions refuse to agree on the allocation of ministerial responsibilities. International pledges of support remain suspended as those donors require both a functioning government and the initiation of significant reforms.

The situation in Venezuela remains unchanged, with attention shifting to the potential for a shift in policy from the Biden Administration. While there have been some calls for relaxation of some sanctions for humanitarian purposes, to date there has been no shift in US policy. The domestic political environment remains extremely tense between Nicolas Maduro and Juan Guaido and their supporters. Maduro lost a significant court battle in the United Kingdom (U.K.) over ownership of the country’s gold held in reserve, and with no active oil rigs in the country, oil production has largely ceased. Parliamentary elections were held on December 6, 2020 in Venezuela, with low voter participation; the election was boycotted by the Guaido-led opposition. This resulted in a new National Assembly and a continued worsening of the political crisis, as Guaido’s claim to be the lawful president of the country is questionable as the “old” National Assembly has ceased to exist despite its own vote to extend the body’s life for an additional year. The U.S. government extended the license prohibiting seizure of the collateral supporting the defaulted Petroleos de Venezuela, S.A. (PDVSA) 2020 bond, as the matter continues to be litigated in U.S. courts.

Bond prices in Argentina have languished even as economic fundamentals have shown improvement, evidenced by a rebound in Gross Domestic Product (GDP), an increase in reserves and stabilization of FX levels. Mid-term elections will take place in October 2020, with internal political disagreement on the pace of negotiations with the IMF on the proposed restructuring of the country’s USD 44bn in debt to the multilateral institution. Immediately after Vice President Christina Kirchner stated that Argentina would not be in a position to pay its debt to the IMF, both Minister of Economy Guzman and the IMF highlighted the positive direction of negotiations. Political noise is likely to continue until the midterm elections have been completed.

PF Growth Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF Growth Fund’s Class P returned 50.42%, compared to a return of 62.74% for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	10 Years
Fund’s Class P	50.42%	20.72%	15.52%
Russell 1000 Growth Index	62.74%	21.05%	16.63%

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Stock selection in both the autos & housing and special products & services sectors detracted from performance relative to the benchmark. Within the autos & housing sector, not holding shares of electric vehicle manufacturer Tesla weakened relative returns as the stock outperformed the benchmark over the reporting period. Within the special products & services sector, the timing of the Fund’s positions in financial technology services provider Fiserv (security was not held in the Fund at reporting period end) and global provider of banking and payment technologies Fidelity National Information Services (security was not held in the Fund at reporting period end), as well as overweight positions in analytics and risk assessment services provider Verisk Analytics and electronic payment services company Global Payments, detracted from relative returns.

Stock selection and an underweight position relative to the benchmark in the strong-performing technology sector also detracted from relative results. The Fund’s underweight position in computer and personal electronics maker Apple hindered performance as the stock outperformed the benchmark over the reporting period.

Stocks in other sectors that also detracted from relative returns included holding shares of global consumer products company Colgate-Palmolive (security is not a benchmark constituent) and overweight positions in both global biotechnology company Vertex Pharmaceuticals and global payments technology company Visa.

The Fund’s cash and/or cash equivalents position during the reporting period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when growth equity markets rose, as measured by the Fund’s benchmark, holding cash hurt the Fund’s performance when compared to the benchmark, which has no cash position.

An underweight position and stock selection in both the consumer staples and industrial goods & services sectors contributed to performance. Within the consumer staples sector, not holding beverage manufactures PepsiCo and Coca-Cola aided relative returns as both stocks lagged the benchmark over the reporting period. Within the industrial goods & services sector, not holding defense contractor Lockheed Martin contributed to relative results.

Other top contributors included the Fund’s overweight positions in credit card payment processing solutions services provider Square and digital payment technology developer Paypal. Additionally, the timing of the Fund’s positions in semiconductor company Lam Research and pharmaceutical company Merck & Co. (security was not held in the Fund at reporting period end), holding lithography systems manufacturer ASML (security is not a benchmark constituent) (Netherlands) and cloud-based e-commerce platform operator Shopify (security is not a benchmark constituent)(Canada), as well as not holding biotechnology firm Amgen aided results.

PF Large-Cap Value Fund (sub-advised by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF Large-Cap Value Fund’s Class P returned 52.63%, compared to a return of 56.09% for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	10 Years
Fund’s Class P	52.63%	11.33%	10.86%
Russell 1000 Value Index	56.09%	11.74%	10.99%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We, the ClearBridge large-capitalization value team, use an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on near- and medium-term cash flows over those with a longer projected time frames when discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power. There is no change to our disciplined investment approach that focuses on competitively well-positioned companies with strong business franchises capable of generating superior returns across cycles.

Relative to the benchmark, overall stock selection detracted from performance for the reporting period, while sector allocation contributed positively. The Fund’s stock selection in the energy, health care and industrials sectors detracted the most from relative performance for the reporting period. In terms of allocation, the Fund’s underweight position in the consumer discretionary sector detracted the most from relative performance for the reporting period. The Fund’s cash position was also detrimental. On an individual stock basis, the leading detractors from relative performance included positions in integrated energy company Exxon Mobil in the energy sector; Berkshire Hathaway, a holding company in the financials sector engaged in a set of diverse businesses including insurance, freight rail transportation, utility and energy generation and distribution, among others; HVAC company Carrier Global in the industrials sector; health care services company CVS Health and pharmaceutical company Pfizer in the health care sector.

Stock selection in the information technology (IT) and communication services sectors and underweights to the consumer staples and health care sectors benefited relative performance. On an individual stock basis, the leading relative contributors to Fund performance for the reporting period included our holdings in Deere, in the industrials sector, which makes machinery for agriculture, industry and forestry; TE Connectivity, in the IT sector, which makes connectors for automobiles, data centers and medical devices; Apple in the IT sector, which designs manufactures and markets personal computers, smartphones and a variety of related software, services and devices; Lam Research in the IT sector, a supplier of etch and deposition equipment used in making semiconductors; and pay-TV, broadband and telephone services provider Charter Communications in the communication services sector.

During the reporting period, we established several new positions, the largest among them being online travel company Booking Holdings in the consumer discretionary sector; natural gas liquids company ConocoPhillips in the energy sector; Vertiv, a market leader in the design, manufacturing and servicing of critical digital infrastructure including cooling and power systems for data center, telecom and commercial customers, in the industrials sector; consumer-credit-focused diversified financial services company Capital One in the financials sector; and IT networking company Cisco Systems in the IT sector. Positions we exited during the reporting period included pharmaceutical distributor AmerisourceBergen; CVS Health; Pfizer; pharmaceutical company Novartis in the health care sector; and beverage conglomerate Keurig Dr Pepper in the consumer staples sector.

PF Small-Cap Growth Fund (formerly named PF Developing Growth Fund) (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF Small-Cap Growth Fund’s Class P returned 89.21%, compared to a return of 90.20% for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	10 Years
Fund’s Class P	89.21%	25.05%	12.98%
Russell 2000 Growth Index	90.20%	18.61%	13.02%

(1)

The Fund changed its name from PF Developing Growth Fund and MFS began managing the Fund on May 1, 2020, and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark.

MFS

MFS assumed management of the Fund on May 1, 2020. During the approximate eleven-month period from May 1, 2020 through March 31, 2021 when MFS managed the Fund, the Fund’s Class P underperformed the benchmark. We at MFS focus on investing the Fund’s assets in the stocks of small-capitalization companies it believes to have above average earnings growth potential compared to other companies (growth companies). We use an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.

Stock selection and, to a lesser extent, an underweight position in the consumer discretionary sector detracted from performance relative to the benchmark. However, there were no individual stocks within this sector, either in the Fund or in the benchmark, that were among the Fund’s largest relative detractors during the period we managed the Fund.

Security selection in the industrials, real estate and financials sectors also detracted from relative returns. Within the industrials sector, holdings of government intelligence and nationality security information solutions and services provider CACI International (security is not a benchmark constituent) and not owning shares of alternative energy technology company Plug Power detracted from relative results. Within the real estate sector, an overweight position in data center infrastructure solutions provider QTS Realty Trust and holdings of data center infrastructure solutions provider CoreSite Realty (security is not a benchmark constituent) weakened relative performance. There were no individual stocks within the financials sector, either in the Fund or in the benchmark, that were among the Fund’s largest relative detractors during the period we managed the Fund.

Stocks in other sectors that weighed on relative results included overweight positions in event management and enterprise safety software developer Everbridge, intelligent identity solutions provider Ping Identity and cloud content management and file sharing service provider Box (security was not held in the Fund at reporting period end). Additionally, holdings of clinical-stage biotechnology company Bluebird Bio (security is not a benchmark constituent and was not held in the Fund at reporting period end)( and football club Manchester United (security is not a benchmark constituent) (United Kingdom) further detracted from relative results.

The Fund’s cash and/or cash equivalents position during the period we managed the Fund was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when small-capitalization growth equity markets rose, as measured by the Fund’s benchmark, holding cash held back the Fund’s performance when compared to the benchmark, which has no cash position.

Stock selection in the health care sector contributed to relative performance. Within this sector, the timing of the Fund’s ownership in shares of consumer digital health company Livongo Health (security was not held in the Fund at reporting period end), biopharmaceutical company Immunomedics (security was not held in the Fund at reporting period end , proprietary semiconductor-based synthetic DNA manufacturing process developer Twist Bioscience (security was not held in the Fund at reporting period end) and diagnostic solutions provider for detection of cardiac arrhythmias iRhythm Technologies (security was not held in the Fund at reporting period end) boosted relative returns.

An underweight allocation to the utilities sector also contributed to relative results. However, there were no individual stocks within this sector, either in the Fund or in the benchmark, that were among the Fund’s largest relative contributors during the period we managed the Fund.

The timing of the Fund’s ownership in shares of power generation equipment manufacturer Generac and personal computers hardware components manufacturer Corsair Gaming (security was not held in the Fund at reporting period end) helped relative returns. Additionally, holdings of digital sports entertainment and gaming company Draftkings (security is not a benchmark constituent and was not held in the Fund at reporting period end), global payments solutions provider Nuvei (security is not a benchmark constituent) and digital operations management platform operator PagerDuty (security is not a benchmark constituent), and an overweight position in enterprise communication solutions provider 8X8, further bolstered relative performance.

Lord Abbett

During the reporting period, Lord Abbett managed the Fund from April 1, 2020 through April 30, 2020. During that approximate one-month period, the Fund’s Class P outperformed the benchmark. The Fund seeks capital appreciation by investing in small-capitalization growth companies that we at Lord Abbett believe have above-average long-term growth potential and that are strongly positioned in the “developing growth” phase, which we define as the period of swift development after a company’s start-up phase when growth occurs at a rate generally not equaled by established companies in their mature years. These types of companies include companies that we believe can transform markets through innovative products and services.

The leading contributor to the Fund’s absolute and relative performance during the period we managed the Fund was security selection and an underweight within the industrials sector also contributed to the Fund’s performance during the period we managed the Fund. Specifically, the Fund’s holding of XPO Logistics, Inc., a provider of supply chain solutions, contributed. Shares of XPO Logistics were resilient given the dramatic impact COVID-19 had on global markets as the company boasted a strong balance sheet, positive free cash flow and reduced expenses. Another contributor was the Fund’s position in Evoqua Water Technologies Corp., a provider of water treatment solutions. Despite the disruption brought upon by the spread of COVID-19, the company’s management expects to see continued growth in multiple markets.

Security selection within the information technology sector. Within this sector, the Fund’s holdings of Inphi Corp., a provider of analog and mixed signal semiconductor solutions, contributed. Inphi’s acquisition of engineering talent, leading edge silicon expertise, and a next-generation bandwidth roadmap has helped the company execute well, despite facing much larger competitors. Additionally, the significant increase in work-from-home employees, online shopping, and e-learning has increased demand for connectivity within datacenters. The Fund’s

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

holdings of Five9, Inc., a provider of cloud software for call and contact centers, contributed. Shares of Five9 benefited from the firm’s ability to capitalize on its vast and growing addressable market and increased demand due to customers’ work-from-home needs.

Security selection within the consumer discretionary sector contributed during the period we managed the Fund. Wingstop, Inc., a franchisor and operator of restaurants, contributed as it reported strong same store sales during the period we managed the Fund. The company benefited from increased brand awareness as it executed well on several marketing initiatives.

The leading detractor from the Fund’s performance relative to the benchmark during the period we managed the Fund was security selection within the financials sector. The Fund’s position in eHealth, Inc., an online health insurance agency, detracted from relative performance during the period we managed the Fund. Despite reporting strong fourth quarter 2019 results, investors’ concerns came to fruition as the company reported higher member turnover and management reduced its cash flow guidance. The Fund’s position in Western Alliance Bankcorp, a regional bank, also detracted from performance as banks went out of favor due to declining interest rates.

The Fund’s underweight within the energy sector also detracted from the Fund’s performance relative to the benchmark during the period we managed the Fund.

PF Small-Cap Value Fund (sub-advised by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF Small-Cap Value Fund’s Class P returned 110.27%, compared to a return of 97.05% for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	10 Years
Fund’s Class P	110.27%	12.71%	10.71%
Russell 2000 Value Index	97.05%	13.56%	10.06%

(1)	AllianceBernstein L.P. began managing the Fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment goal by seeking long-term growth of capital. The Fund seeks undervalued small-capitalization stocks with attractive long-term earnings prospects. We believe that small-capitalization stocks offer greater opportunity for fundamental stock selection since they are covered by fewer industry analysts. The Fund invests primarily in equity securities of small-capitalization U.S. companies.

During the reporting period, overall sector allocation contributed to the Fund’s performance. An overweight relative to the benchmark to the consumer discretionary sector and an underweight to the utilities sector contributed, while an overweight to the technology sector detracted from performance.

Overall security selection contributed to the Fund’s performance, owing mainly to the Fund’s industrials, financials and communication-services sector holdings. Stock selection in consumer discretionary sector detracted from performance during the reporting period.

Criteo, an internet marketing company, contributed to the Fund’s performance as fourth quarter of 2020 earnings beat consensus with strong same-client sales growth and a robust increase in total clients served. The company also provided 2021 revenue and earnings guidance that exceeded consensus expectations. Shares of REV Group also contributed after the ambulance, fire truck and specialty vehicle manufacturer reported stronger-than-expected fiscal first quarter of 2021 earnings. The upside was driven by a recent acquisition, stronger pricing in the fire business and better mix in the ambulance business. The company also gave fiscal 2021 guidance that was better than expected.

The Fund does not hold any shares in GameStop, and this lack of exposure was a detractor during the reporting period. Shares of GameStop, a video game, consumer electronics and gaming merchandise retailer, and those of several other highly volatile lower-quality names, rose sharply, benefiting from abnormal retail trading activity. We continue to believe the valuations of these names are not supported by

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

their fundamentals so we do not hold positions in them. Shares of Dril-Quip also detracted from performance as the offshore oil equipment company lagged other energy names. The company reported fourth quarter of 2020 earnings that missed expectations as customer demand recovered more slowly than expected.

PF Emerging Markets Fund (sub-advised by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF Emerging Markets Fund’s Class P returned 56.13%, compared to a return of 58.39% for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	10 Years
Fund’s Class P	56.13%	13.33%	5.56%
MSCI Emerging Markets Index	58.39%	12.07%	3.65%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We, the Invesco Emerging Markets Equity team, are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. We have exposure to sectors and industries that should benefit from the growth of emerging markets, where we see dynamic change and real value being extracted, including e-commerce, cloud computing, internet services, health care, travel, and education.

From a sector perspective, relative performance was negatively impacted by stock selection in the Consumer Discretionary, Industrials, and Consumer Staples sectors. Stock selection in the Communication Services and Energy sectors were the largest contributors to relative performance. Stock selection and an overweight allocation relative to the benchmark in the Health Care sector also contributed to performance.

From a country perspective, an underweight allocation to South Korea was the largest detractor to relative performance. Performance was also negatively impacted by overweight allocations to France and Hong Kong. The Fund’s average cash position was also a drag given the strong market performance for the reporting period. Stock selection in Chinese, Russian and Taiwanese companies also contributed to performance.

The largest detractors during the reporting period were Atacadao, Kuaishou Technology, and Akbank.

Atacadao is a Brazilian retailer that distributes consumer products. We decided to exit our position as Atacadao’s long term growth drivers, such as expansion into lower tier cities, has been greatly compromised by the current economic landscape in Brazil.

Kuaishou Technology is a short-form video platform, based out of Beijing, that utilizes innovative algorithms that expose users to a wider scope of content. These efforts are also driven by artificial intelligence technologies, and thus far have led to increased monthly average users (MAU). The company had an initial public offering (IPO) on Hong Kong exchanges in February 2021, with strong backing by Tencent’s stake in the company. Kuaishou differentiates its platform through diverse mobile app options, including a commission-based e-commerce component, that fosters user engagement while generating high gross margins. Kuaishou should be able to further monetize user interactions through the expansion of ad sales and further scalability.

Akbank is among the largest banks in Turkey. The Turkish banking sector was roiled by a sudden and dramatic change in policy direction when the Governor of the Turkish Central Bank was removed from his position. This presidential decree sent the Turkish equity market tumbling as investors began to speculate about future monetary policy. While we do not speculate on political events or short-term macro changes we continue to believe that Akbank is a high quality, well capitalized bank and we will continue to monitor this situation closely.

Top performing stocks for the Fund this reporting period included Taiwan Semiconductor Manufacturing Co. (TSMC), Tencent, and Novatek.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Taiwan Semiconductor Manufacturing Co. (TSMC) is the world’s preeminent semiconductor foundry. For the past 30 years, TSMC has made inhouse design and innovation a priority while placing a large emphasis on client service and trust, allowing them to capture a large majority of the overall market share. COVID-19 imposed a tremendous amount of uncertainty in the marketplace, spurring key customers to accumulate large inventories of chips in an effort to hedge against the unknown. As this phenomenon was unfolding so was a new trend- the stay-at-home era, which spurred consumer spending on modern household appliances and comforts that relied on customized smart chips. Chip demand should continue to increase as new product launches in the CPU (central processing units) segment are launched, and the consumer becomes further entrenched in the IoT (internet of things) lifestyle, all supporting TSMC’s future trajectory.

Tencent is a Chinese internet company with roots spread throughout China’s technology infrastructure. Tencent has sustainable sales in several established titles and has developed a robust gaming pipeline with success in MMORPG (massive multiplayer online role-playing game) titles. Outside of games, Tencent’s long-term structural growth profile should benefit from enterprises migrating to integrated online platforms and other digitalization initiatives. Tencent’s robust suite of offerings- WeChat, WeChat Work, Tencent Meeting, payment solutions, advertising tools and cloud, among others, will allow them to capitalize on this trend that COVID-19 has propelled. WeChat mini-programs, or sub-applications housed within the application, have seen tremendous success in GMV (gross merchandise value) sales over the reporting period adding to Tencent’s ability to capitalize on diversified revenue streams.

Novatek is a Russian energy company that has always stood at the forefront of technological and business innovation, finding creative ways to add value to its constantly expanding natural gas and condensate resource base. Novatek has evolved from a local independent gas player to a global liquified natural gas (LNG) major. Despite energy demand and prices deteriorating last year, and a derating of the Russian Oil and Gas sector, natural gas prices proved resilient and so did Novatek. Novatek’s anticipated production growth over the next decade, including LNG production from the Arctic LNG 2 project with full utilization projected by 2026 and development of Obskiy LNG project by 2025, should serve to offset production declines at legacy fields. Novatek’s long-term structural growth profile will continue to be supported by the global transition to cleaner energy sources.

PF International Large-Cap Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF International Large-Cap Fund’s Class P returned 40.85%, compared to a return of 44.57% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021

	1 Year	5 Years	10 Years
Fund’s Class P	40.85%	10.85%	6.86%
MSCI EAFE Index	44.57%	8.85%	5.52%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at MFS use a bottom-up investment style, which involves the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

An overweight allocation to the consumer, non-cyclical sector detracted from performance relative to the benchmark. Notably, the Fund’s overweight positions in pharmaceutical and diagnostic company Roche Holding (Switzerland), cosmetic products manufacturer Beiersdorf (Germany), medical products and equipment manufacturer Terumo (Japan), global food company Nestle (Switzerland) and food processing company Danone (France) detracted from relative returns as these stocks underperformed the benchmark over the reporting period.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Security selection in both the basic materials and industrial sectors also weakened relative results. Although stock selection in the basic materials sector negatively impacted relative returns, there were no individual securities within this sector that were among the Fund’s top relative detractors during the reporting period. Within the industrial sector, not holding shares of strong-performing lithography systems manufacturer ASML (Netherlands) and the Fund’s overweight position in shares of electronic equipment manufacturer Kyocera (Japan) both hindered relative performance.

Other top relative detractors during the reporting period included the Fund’s overweight positions in enterprise applications company SAP (Germany) and security software provider Check Point Software Technologies (Israel), and not holding shares of management and investment firm Softbank Group (Japan).

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

An overweight position in the technology sector was a primary factor that benefited relative performance over the reporting period. Holding shares of both semiconductor manufacturer Taiwan Semiconductor Manufacturing (security is not a benchmark constituent) (Taiwan) and information technology services firm Tata Consultancy Services (security is not a benchmark constituent) (India), as well as the Fund’s overweight position in consulting services provider Capgemini (France), contributed to relative returns.

Underweight positions in both the utilities and energy sectors further supported relative returns as both sectors underperformed the benchmark over the reporting period. However, there were no individual stocks, within either sector, that were among the Fund’s top relative contributors during the reporting period.

The Fund’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), financial services firm ING Groep (Netherlands), machinery and industrial products manufacturer Kubota (Japan) and human resources and employment services provider Randstad (Netherlands) aided relative performance. Additionally, holding shares of low-fare airline Ryanair (security is not a benchmark constituent) (Ireland), and not holding shares of both banking and financial services company HSBC (United Kingdom) and pharmaceutical firm GlaxoSmithKline (United Kingdom), further supported relative results.

PF International Small-Cap Fund (sub-advised by QS Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF International Small-Cap Fund’s Class P returned 69.98%, compared to a return of 66.92% for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	Since Inception (1/14/15)
Fund’s Class P	69.98%	9.23%	8.57%
S&P Developed Ex-US SmallCap Index	66.92%	10.60%	9.88%

(1)

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which was named Batterymarch Financial Management, Inc. prior to June 30, 2014 and which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at QS Investors seek to manage a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through bottom up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost-efficient trading. Our focus is in securities of companies with small market capitalizations that are located in developed foreign countries. We continue to invest the Fund in excess of 200 companies and generally expects to invest in about the same number of non-U.S. countries as the benchmark (which is comprised of developed countries outside the U.S).

For the reporting period, stock selection contributed to return relative to the benchmark, especially in continental Europe and developed Asia ex Japan. The most significant contributors in continental Europe were in the information technology, consumer discretionary and industrials sectors. Stock selection was also strong in U.K. utilities, but detracted in the U.K. overall, most notably in the U.K. consumer discretionary sector. Stock selection also detracted in Japan, especially in the consumer discretionary and information technology sectors.

Region and sector allocation decisions contributed to relative return overall. The underweights to Japanese banks, consumer staples and real estate were strong contributors, and offset the negative impact of an overweight to the Japanese consumer discretionary sector. An underweight to continental Europe also contributed.

At the security level, the largest contributor for the reporting period was Evolution Gaming Group AB, an online casino solutions provider based in Sweden which enjoyed strong returns due to rapid earnings growth from the expansion of its online casino platform in new countries. Evolution significantly grew both revenue and earnings before interest, taxes, depreciation, and amortization ..Another strong contributor not in the benchmark was South Korea’s Kumho Petrochemical Co., Ltd. (chemicals)The company saw a large increase in profits as synthetic resin sales rose, and it is reinvesting profits to further grow its business. Canadian Solar, which manufactures solar PV modules and runs large scale solar projects, was another strong contributor over the reporting period.

The leading detractor from relative return for the period at the security level was Kaken Pharmaceutical Co. (pharmaceuticals), Ltd which was impacted by COVID-19 related declines in medical clinic and hospital visits and the resulting declines in drug sales to treat spinal injuries and infections. Endeavour Mining Corporation, a multi-national mining company that owns and operates the gold mines in Côte d’Ivoire and Burkina Faso, was also a leading detractor. The company reported disappointing third quarter earnings in November of 2020 and was hurt by falling gold prices. Okinawa Electric Power Co., Inc. was also detractor with a return in the portfolio of -17.25% over the reporting period; the Okinawa economy is fairly reliant on tourism which was hurt by continued lockdowns.

PF International Value Fund (sub-advised by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF International Value Fund’s Class P returned 60.38%, compared to a return of 44.57% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	10 Years
Fund’s Class P	60.38%	6.48%	3.28%
MSCI EAFE Index	44.57%	8.85%	5.52%

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund invests primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

Strong security selection within the industrials, financials, and materials sectors drove relative outperformance but was partially offset by weaker selection in the information technology sector. Sector allocation, which is a residual of our fundamental stock selection process, also contributed to relative performance. The Fund’s underweight positions relative to the benchmark in health care and consumer staples and an overweight position in financials contributed most to relative performance, but was partially offset by an overweight allocation to the energy sector.

On a country-by-country basis, strong security selection in issuers based in France, Switzerland, and Germany contributed most to relative performance.

Top contributors to benchmark-relative returns included Cie de Saint-Gobain (industrials) and Daimler AG (consumer discretionary). Shares of French construction material maker Saint-Gobain rose over the reporting period, benefiting from the adoption of a Green Deal environmental standard by the European Union that is expected to spur building upgrades which would benefit the company. Daimler is a Germany-based automobile manufacturer. Shares traded higher throughout the reporting period after the company announced a strategic partnership with Luminar to enable automated trucks. We continued to hold positions in both companies as of the end of the reporting period.

Among the top detractors from relative performance were China Mobile Ltd (communication services – China) and not holding ASML Holding NV (information technology). China Mobile is a Chinese telecommunication company. Shares fell during the reporting period, suffering a reduction in the wireless user base as China’s COVID-19 shutdown weighed on subscribers. We eliminated our position before the end of the reporting period. Shares of ASML, a Netherlands-based semiconductor manufacturer, rose during the reporting period. Not holding a position detracted from relative performance.

PF Multi-Asset Fund (managed by Pacific Life Fund Advisors LLC (portion sub-advised by Pacific Asset Management LLC))

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF Multi-Asset Fund’s Class P returned 64.91%, compared to a return of 54.03% for its benchmark, the MSCI World Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	Since Inception (1/31/18)
Fund’s Class P	64.91%	11.50%
MSCI World Index	54.03%	9.86%

(1)

Pacific Asset Management LLC began sub-advising a portion of the Fund with Pacific Life Fund Advisors LLC effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC doing business under the name Pacific Asset Management sub-advised a portion of the Fund with Pacific Life Fund Advisors LLC.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund buys and sells total return swap agreements to gain exposure to the large-capitalization and mid-capitalization asset classes of the U.S. and developed non-U.S. equity markets, including growth and value styles, that may be denominated in foreign currencies. We at PLFA actively manage the Fund’s exposures in these asset classes in seeking to contribute to overall returns for the Fund.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The primary driver of the Fund’s outperformance versus the benchmark during the reporting period was the Fund’s overweight (relative to its benchmark) exposure to the US mid-capitalization equities asset class, as they recovered stronger than their larger counterparts over the reporting period. In addition, the Fund’s fixed income holdings (which are available as collateral for the derivatives holdings) contributed to performance as it returned more than the Fund’s derivatives financing expenses over the reporting period. Holdings in investment grade corporate bonds contributed to performance. In addition to total return swap agreements, the Fund used futures contracts to gain and reduce exposures to certain asset classes during the reporting period. In turn, financing costs related to gaining and reducing exposures detracted from performance.

PF Real Estate Fund (sub-advised by Principal Real Estate Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2021?

A. For the year ended March 31, 2021, the PF Real Estate Fund’s Class P returned 34.16%, compared to a return of 56.35% for the broad-based S&P 500 Index, and 36.13% return for the sector-specific benchmark the MSCI U.S. REIT Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the ten-year period ended March 31, 2021. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2021(1)

	1 Year	5 Years	10 Years
Fund’s Class P	34.16%	5.61%	8.02%
S&P 500 Index	56.35%	16.29%	13.91%
MSCI US REIT Index	36.13%	4.02%	7.22%

(1)	Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed both the broad-based S&P 500 Index and the sector-specific MSCI U.S. REIT Index. We, the real estate securities team at Principal Real Estate Investors, utilize a fundamental style of investing. We rely on skilled portfolio managers and analysts to provide deep forward-looking perspectives and carry out rigorous, fundamental research on all investment opportunities. Security selection focuses on identifying relative stock mispricing amongst groups of comparable stocks. Excess return generation is bottom-up as we believe security selection is the most reliable and repeatable source of consistent outperformance. We construct portfolios to diversify risk and sources of excess return so excess return generation is consistent over the long term. Top-down and quantitative elements are incorporated but represent a minor role in our investment process.

Though the real estate sector rallied over the last few months on vaccine optimism and fiscal support, the sector continues to underperform the domestic equity market (as measured by the broad-based benchmark) during the reporting period. Performance was heavily influenced from the global spread of COVID-19 in 2020, as REITs failed to display their typical defensive characteristics in an environment of government-mandated social distancing, work-from-home trends, and travel restrictions.

Relative to the sector-specific benchmark, the Fund underperformed due to allocation effects during the reporting period. Investors had a positive shift in risk appetite and preference for cyclical stocks over defensive sectors, which was a main reason for the Fund’s relative underperformance. Consequently, our underweights to cyclical retail and senior housing was a significant detractor as these reopening plays were top performers as they have rallied. Our overweight to tower stocks also detracted, as the defensive sector continues to be viewed as funding sources for more cyclical stocks. Positions where we were overweight to COVID-reopening plays and underweight to more defensive stocks were the main contributors during the reporting period. Stock selection in net lease was additive, as we were overweight to STORE Capital, which rebounded on risk-on sentiment. An underweight to defensive data centers also contributed, as these stocks lagged in performance during the period.

See benchmark definitions on A-37 – A-39

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Benchmark Definitions

Bloomberg Barclays US 1-3 Year Government/Credit Bond Index measures the performance of a subset of the Bloomberg Barclays US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays Short Treasury Total Return Index measures the performance of the US Treasury bills, notes, and bonds under 1 year to maturity. STRIPS are excluded from the index because their inclusion would result in double-counting. Results include the reinvestment of all distributions.

Bloomberg Barclays US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg Barclays US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) Index (also known as Bloomberg Barclays US Treasury Inflation-Linked Bond Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark This composite benchmark combines three emerging markets indices as follows: 50% J.P. Morgan EMBI Global Diversified, 25% J.P. Morgan ELMI+ and 25% J.P. Morgan GBI-EM Global Diversified. Results include the reinvestment of all distributions.

ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index (formerly named ICE BofAML U.S. 3-Month Treasury Bill (T-Bill) Index) is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency denominated money market instruments. The index consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. This diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of March 31, 2021, the MSCI Emerging Markets Index consists of the following emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI EAFE (Europe, Australasia and Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2021, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (“REIT”) Index is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS). Results include the reinvestment of all distributions.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of March 31, 2021, the MSCI World Index consists of the following developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Prior to July 1, 2012, the weighting to each asset category was adjusted annually to reflect the Fund’s target allocations for the year.

Pacific Funds Portfolio Optimization Conservative Composite Benchmark is 71% Bloomberg Barclays US Aggregate Bond; 17% S&P 500; 7% ICE BofA U.S. 3-Month Treasury Bill; and 5% MSCI EAFE Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays US Aggregate Bond; 30% S&P 500; 10% MSCI EAFE; and 5% ICE BofA U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500; 38% Bloomberg Barclays US Aggregate Bond; 15% MSCI EAFE; and 2% ICE BofA U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Growth Composite Benchmark is 58% S&P 500; 23% Bloomberg Barclays US Aggregate Bond; and 19% MSCI EAFE Indices. Results include the reinvestment of all distributions. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is 69% S&P 500; 26% MSCI EAFE; and 5% Bloomberg Barclays US Aggregate Bond Indices. Results include the reinvestment of all distributions.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. It is constructed to provide a comprehensive and unbiased barometer for the large-capitalization and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index is an index which is comprised of the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. Results include the reinvestment of all distributions.

PACIFIC FUNDSSM

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION CONSERVATIVE

Schedule of Investments

March 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	724,484	$8,135,956
Pacific Funds Floating Rate Income ‘P’	256,846	2,499,111
Pacific Funds High Income ‘P’	2,578,885	26,407,784
PF Inflation Managed Fund ‘P’	1,394,197	13,788,608
PF Managed Bond Fund ‘P’	9,112,398	99,416,259
PF Short Duration Bond Fund ‘P’	2,828,414	28,680,120
PF Emerging Markets Debt Fund ‘P’	1,493,232	12,319,162
PF Growth Fund ‘P’	41,647	1,271,912
PF Large-Cap Value Fund ‘P’	451,123	5,553,329
PF Small-Cap Growth Fund ‘P’	113,598	2,463,945
PF Small-Cap Value Fund ‘P’	448,460	4,856,817
PF Emerging Markets Fund ‘P’	412,369	6,136,048
PF International Small-Cap Fund ‘P’	107,284	1,248,783
PF Multi-Asset Fund ‘P’	2,871,630	37,130,175

Total Affiliated Mutual Funds (Cost $221,835,874)		249,908,009

TOTAL INVESTMENTS - 100.1% (Cost $221,835,874)		249,908,009

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(334,144)

NET ASSETS - 100.0%		$249,573,865

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	76.6%
Affiliated Equity Funds	23.5%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$249,908,009	$249,908,009	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE

Schedule of Investments

March 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.3%

Pacific Funds Core Income ‘P’	793,477	$8,910,746
Pacific Funds Floating Rate Income ‘P’	172,499	1,678,420
Pacific Funds High Income ‘P’	2,474,302	25,336,856
PF Inflation Managed Fund ‘P’	851,168	8,418,047
PF Managed Bond Fund ‘P’	9,961,190	108,676,585
PF Short Duration Bond Fund ‘P’	2,312,715	23,450,928
PF Emerging Markets Debt Fund ‘P’	1,604,845	13,239,973
PF Growth Fund ‘P’	324,502	9,910,306
PF Large-Cap Value Fund ‘P’	1,418,844	17,465,964
PF Small-Cap Growth Fund ‘P’	229,034	4,967,737
PF Small-Cap Value Fund ‘P’	753,787	8,163,518
PF Emerging Markets Fund ‘P’	886,826	13,195,967
PF International Large-Cap Fund ‘P’	302,717	3,490,322
PF International Small-Cap Fund ‘P’	288,306	3,355,877
PF International Value Fund ‘P’	224,970	1,811,011
PF Multi-Asset Fund ‘P’	6,348,273	82,083,174
PF Real Estate Fund ‘P’	125,665	1,709,047

Total Affiliated Mutual Funds (Cost $287,245,809)		335,864,478

TOTAL INVESTMENTS - 100.3% (Cost $287,245,809)		335,864,478

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(915,997)

NET ASSETS - 100.0%		$334,948,481

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	56.7%
Affiliated Equity Funds	43.6%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$335,864,478	$335,864,478	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE

Schedule of Investments

March 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	1,775,928	$19,943,673
Pacific Funds Floating Rate Income ‘P’	552,996	5,380,649
Pacific Funds High Income ‘P’	5,288,444	54,153,669
PF Inflation Managed Fund ‘P’	1,091,542	10,795,352
PF Managed Bond Fund ‘P’	22,359,902	243,946,530
PF Short Duration Bond Fund ‘P’	3,177,680	32,221,674
PF Emerging Markets Debt Fund ‘P’	2,572,536	21,223,422
PF Growth Fund ‘P’	1,829,592	55,875,727
PF Large-Cap Value Fund ‘P’	4,902,185	60,345,894
PF Small-Cap Growth Fund ‘P’	979,020	21,234,933
PF Small-Cap Value Fund ‘P’	3,383,243	36,640,527
PF Emerging Markets Fund ‘P’	3,198,519	47,593,965
PF International Large-Cap Fund ‘P’	1,062,940	12,255,700
PF International Small-Cap Fund ‘P’	924,309	10,758,960
PF International Value Fund ‘P’	786,820	6,333,898
PF Multi-Asset Fund ‘P’	33,517,013	433,374,976
PF Real Estate Fund ‘P’	402,891	5,479,322

Total Affiliated Mutual Funds (Cost $851,409,153)		1,077,558,871

TOTAL INVESTMENTS - 100.1% (Cost $851,409,153)		1,077,558,871

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,096,689)

NET ASSETS - 100.0%		$1,076,462,182

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	64.1%
Affiliated Fixed Income Funds	36.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,077,558,871	$1,077,558,871	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH

Schedule of Investments

March 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	784,562	$8,810,631
Pacific Funds High Income ‘P’	3,457,746	35,407,320
PF Managed Bond Fund ‘P’	9,681,804	105,628,480
PF Short Duration Bond Fund ‘P’	1,298,533	13,167,120
PF Emerging Markets Debt Fund ‘P’	1,576,850	13,009,011
PF Growth Fund ‘P’	2,521,497	77,006,525
PF Large-Cap Value Fund ‘P’	5,775,222	71,092,979
PF Small-Cap Growth Fund ‘P’	1,000,149	21,693,223
PF Small-Cap Value Fund ‘P’	3,950,064	42,779,195
PF Emerging Markets Fund ‘P’	3,485,399	51,862,738
PF International Large-Cap Fund ‘P’	1,926,299	22,210,232
PF International Small-Cap Fund ‘P’	1,133,142	13,189,776
PF International Value Fund ‘P’	2,732,974	22,000,443
PF Multi-Asset Fund ‘P’	28,554,362	369,207,902
PF Real Estate Fund ‘P’	987,856	13,434,845

Total Affiliated Mutual Funds (Cost $677,031,704)		880,500,420

TOTAL INVESTMENTS - 100.1% (Cost $677,031,704)		880,500,420

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(668,385)

NET ASSETS - 100.0%		$879,832,035

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	80.1%
Affiliated Fixed Income Funds	20.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$880,500,420	$880,500,420	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH

Schedule of Investments

March 31, 2021

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.2%

Pacific Funds Core Income ‘P’	29,855	$335,269
Pacific Funds High Income ‘P’	493,411	5,052,527
PF Managed Bond Fund ‘P’	429,823	4,689,371
PF Emerging Markets Debt Fund ‘P’	200,015	1,650,123
PF Growth Fund ‘P’	1,149,162	35,095,404
PF Large-Cap Value Fund ‘P’	1,387,230	17,076,797
PF Small-Cap Growth Fund ‘P’	608,960	13,208,345
PF Small-Cap Value Fund ‘P’	2,254,734	24,418,766
PF Emerging Markets Fund ‘P’	1,547,389	23,025,154
PF International Large-Cap Fund ‘P’	948,610	10,937,470
PF International Small-Cap Fund ‘P’	718,656	8,365,153
PF International Value Fund ‘P’	530,192	4,268,046
PF Multi-Asset Fund ‘P’	14,050,077	181,667,492
PF Real Estate Fund ‘P’	375,895	5,112,178

Total Affiliated Mutual Funds (Cost $245,605,083)		334,902,095

TOTAL INVESTMENTS - 100.2% (Cost $245,605,083)		334,902,095

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(524,378)

NET ASSETS - 100.0%		$334,377,717

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	96.7%
Affiliated Fixed Income Funds	3.5%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of

March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$334,902,095	$334,902,095	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM ULTRA SHORT INCOME

Schedule of Investments

March 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 63.3%

Basic Materials - 1.3%

LYB International Finance III LLC 1.202% (USD LIBOR + 1.000%) due 10/01/23 §	$350,000	$351,060
Nutrition & Biosciences Inc 0.697% due 09/15/22 ~	50,000	50,107

		401,167

Communications - 6.2%

AT&T Inc 0.650% (SOFR + 0.640%) due 03/25/24 §	450,000	450,601
Charter Communications Operating LLC 1.855% (USD LIBOR + 1.650%) due 02/01/24 §	300,000	308,339
Cox Communications Inc 3.250% due 12/15/22 ~	250,000	261,448
eBay Inc 1.082% (USD LIBOR + 0.870%) due 01/30/23 §	300,000	303,294
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	472,312	476,594
Verizon Communications Inc 0.510% (SOFR + 0.500%) due 03/22/24 §	150,000	150,470

		1,950,746

Consumer, Cyclical - 4.7%

7-Eleven Inc 0.625% due 02/10/23 ~	350,000	350,272
British Airways Pass-Through Trust ‘A’ (United Kingdom)
3.350% due 12/15/30 ~	92,364	89,228
4.625% due 12/20/25 ~	74,304	77,176
DR Horton Inc 4.375% due 09/15/22	250,000	261,175
Harley-Davidson Financial Services Inc 3.550% due 05/21/21 ~	200,000	200,808
Hyatt Hotels Corp 3.375% due 07/15/23	100,000	104,593
Lennar Corp 4.125% due 01/15/22	250,000	254,344
McDonald’s Corp 0.649% (USD LIBOR + 0.430%) due 10/28/21 §	150,000	150,346

		1,487,942

Consumer, Non-Cyclical - 4.0%

AmerisourceBergen Corp 0.737% due 03/15/23	150,000	150,150
Bayer US Finance II LLC (Germany) 1.194% (USD LIBOR + 1.010%) due 12/15/23 ~ §	250,000	253,465
General Mills Inc
0.763% (USD LIBOR + 0.540%) due 04/16/21 §	350,000	350,053
1.233% (USD LIBOR + 1.010%) due 10/17/23 §	350,000	355,238
Keurig Dr Pepper Inc 0.750% due 03/15/24	150,000	150,076

		1,258,982

	Principal Amount	Value
Energy - 2.3%

Energy Transfer Partners LP 5.000% due 10/01/22	$200,000	$210,145
Kinder Morgan Inc 1.521% (USD LIBOR + 1.280%) due 01/15/23 §	100,000	101,573
Valero Energy Corp 1.334% (USD LIBOR + 1.150%) due 09/15/23 §	415,000	416,441

		728,159

Financial - 30.2%

Athene Global Funding 1.424% (USD LIBOR + 1.230%) due 07/01/22 ~ §	500,000	505,451
Bank of America Corp
0.851% (USD LIBOR + 0.650%) due 06/25/22 §	250,000	250,303
0.984% (USD LIBOR + 0.790%) due 03/05/24 §	250,000	252,507
Citigroup Inc
1.168% (USD LIBOR + 0.950%) due 07/24/23 §	350,000	352,906
1.292% (USD LIBOR + 1.100%) due 05/17/24 §	200,000	202,944
2.750% due 04/25/22	250,000	255,971
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	200,000	211,838
HSBC Holdings PLC (United Kingdom) 1.189% (USD LIBOR + 1.000%) due 05/18/24 §	450,000	454,805
Intercontinental Exchange Inc 0.834% (USD LIBOR + 0.650%) due 06/15/23 §	200,000	200,281
Jackson National Life Global Funding 0.923% (USD LIBOR + 0.730%) due 06/27/22 ~ §	250,000	251,739
JPMorgan Chase & Co
0.948% (USD LIBOR + 0.730%) due 04/23/24 §	250,000	252,211
1.108% (USD LIBOR + 0.890%) due 07/23/24 §	250,000	253,112
3.250% due 09/23/22	250,000	260,919
Lloyds Banking Group PLC (United Kingdom) 1.326% due 06/15/23	200,000	201,977
Mitsubishi UFJ Financial Group Inc (Japan)
0.928% (USD LIBOR + 0.740%) due 03/02/23 §	300,000	302,580
1.075% (USD LIBOR + 0.860%) due 07/26/23 §	365,000	369,537
Morgan Stanley
1.413% (USD LIBOR + 1.220%) due 05/08/24 §	200,000	203,187
1.618% (USD LIBOR + 1.400%) due 10/24/23 §	250,000	254,631
Nasdaq Inc 0.445% due 12/21/22	100,000	100,074
New York Life Global Funding 0.628% (USD LIBOR + 0.440%) due 07/12/22 ~ §	400,000	401,711
Piedmont Operating Partnership LP REIT 3.400% due 06/01/23	200,000	207,829
PNC Bank NA 0.501% (USD LIBOR + 0.325%) due 02/24/23 §	250,000	250,534
Reliance Standard Life Global Funding II 2.150% due 01/21/23 ~	150,000	154,052
Royal Bank of Canada (Canada) 0.935% (USD LIBOR + 0.730%) due 02/01/22 §	400,000	401,944

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS ULTRA SHORT INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Skandinaviska Enskilda Banken AB (Sweden) 0.511% (USD LIBOR + 0.320%) due 09/01/23 ~ §	$500,000	$501,234
State Street Corp 2.825% due 03/30/23	250,000	256,170
Sumitomo Mitsui Financial Group Inc (Japan)
0.968% (USD LIBOR + 0.780%) due 07/12/22 §	450,000	453,499
1.083% (USD LIBOR + 0.860%) due 07/19/23 §	132,000	133,651
The Goldman Sachs Group Inc
0.556% (SOFR + 0.540%) due 11/17/23 §	500,000	499,921
0.925% (USD LIBOR + 0.750%) due 02/23/23 §	250,000	251,783
1.325% (USD LIBOR + 1.110%) due 04/26/22 §	250,000	250,144
UBS AG (Switzerland) 0.378% (SOFR + 0.360%) due 02/09/24 ~ §	500,000	499,640
Wells Fargo & Co 3.450% due 02/13/23	100,000	105,378

		9,504,463

Industrial - 6.1%

Graphic Packaging International LLC 0.821% due 04/15/24 ~	200,000	199,573
Honeywell International Inc 0.411% (USD LIBOR + 0.230%) due 08/19/22 §	750,000	750,619
Otis Worldwide Corp
0.644% (USD LIBOR + 0.450%) due 04/05/23 §	200,000	200,011
Penske Truck Leasing Co LP
3.650% due 07/29/21 ~	155,000	156,192
4.875% due 07/11/22 ~	100,000	105,461
Siemens Financieringsmaatschappij NV (Germany) 0.440% (SOFR + 0.430%) due 03/11/24 ~ §	500,000	501,717

		1,913,573

Technology - 1.3%

Fidelity National Information Services Inc 0.600% due 03/01/24	200,000	198,927
Roper Technologies Inc 0.450% due 08/15/22	200,000	199,957

		398,884

Utilities - 7.2%

CenterPoint Energy Resources Corp 0.684% (USD LIBOR + 0.500%) due 03/02/23 §	300,000	300,104
DTE Energy Co 2.250% due 11/01/22	500,000	512,962
Florida Power & Light Co 0.599% (USD LIBOR + 0.380%) due 07/28/23 §	450,000	450,011
NextEra Energy Capital Holdings Inc 0.452% (USD LIBOR + 0.270%) due 02/22/23 §	500,000	500,106
Pacific Gas and Electric Co 1.750% due 06/16/22	300,000	300,467
Southern California Edison Co 0.840% (SOFR + 0.830%) due 04/01/24 §	200,000	200,372

		2,264,022

Total Corporate Bonds & Notes (Cost $19,845,099)		19,907,938

	Principal Amount	Value

SENIOR LOAN NOTES - 8.5%

Basic Materials - 0.8%

Asplundh Tree Expert LLC Term B 1.859% (USD LIBOR + 1.750%) due 09/04/27 §	$248,750	$248,417

Communications - 1.6%

Charter Communications Operating LLC Term B-2 1.870% (USD LIBOR + 1.750%) due 02/01/27 §	496,222	494,267

Consumer, Cyclical - 0.8%

SeaWorld Parks & Entertainment Inc Term B-5 3.750% (USD LIBOR + 3.000%) due 03/31/24 §	244,898	241,327

Consumer, Non-Cyclical - 3.1%

HCA Inc Term B-13 1.859% (USD LIBOR + 1.750%) due 03/18/26 §	496,222	496,803
United Rentals North America Inc Term B 1.859% (USD LIBOR + 1.750%) due 10/31/25 §	496,183	498,354

		995,157

Financial - 0.4%

Avolon (US) LLC Term B-3 (Ireland) 2.500% (USD LIBOR + 1.750%) due 01/15/25 §	138,642	138,356

Industrial - 0.7%

GFL Environmental Inc Term B (Canada) 3.500% (USD LIBOR + 3.000%) due 05/31/25 §	125,934	126,137
Pactiv Evergreen Group Holdings Inc Term B 2.859% (USD LIBOR + 2.750%) due 02/05/23 §	93,447	93,293

		219,430

Technology - 1.1%

Dell International LLC Term B-2 2.000% (USD LIBOR + 1.750%) due 09/19/25 §	335,043	335,163

Total Senior Loan Notes (Cost $2,664,526)		2,672,117

ASSET-BACKED SECURITIES - 24.0%

AIMCO CLO (Cayman) 1.091% (USD LIBOR + 0.850%) due 01/15/28 ~ §	358,823	359,707
Aimco CLO 11 Ltd (Cayman) 1.605% (USD LIBOR + 1.380%) due 10/15/31 ~ §	300,000	300,825
AmeriCredit Automobile Receivables Trust
1.100% due 03/20/23	210,920	211,330
1.480% due 01/21/25	250,000	254,233
3.260% due 01/18/24	155,000	156,625
Benefit Street Partners CLO VI Ltd (Cayman) 1.463% (USD LIBOR + 1.240%) due 10/18/29 ~ §	250,000	250,371
Dryden 43 Senior Loan Fund (Cayman) 1.364% (USD LIBOR + 1.140%) due 07/20/29 ~ §	250,000	250,023

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS ULTRA SHORT INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Ford Credit Auto Owner Trust
0.500% due 02/15/23	$161,211	$161,374
1.030% due 10/15/22	45,070	45,163
Hilton Grand Vacations Trust 2.740% due 02/25/39 ~	75,836	78,942
Magnetite VIII Ltd (Cayman) 1.221% (USD LIBOR + 0.980%) due 04/15/31 ~ §	215,000	215,273
Navient Private Education Refi Loan Trust
0.456% (USD LIBOR + 0.350%) due 11/15/68 ~ §	29,286	29,291
0.840% due 05/15/69 ~	193,477	193,042
1.220% due 07/15/69 ~	318,181	319,750
1.310% due 01/15/69 ~	214,051	215,611
1.690% due 05/15/69 ~	161,701	164,485
1.800% due 01/15/69 ~	35,488	35,524
Navient Student Loan Trust
0.489% (USD LIBOR + 0.380%) due 03/25/67 ~ §	119,108	119,080
0.762% (USD LIBOR + 0.600%) due 12/26/69 ~ §	150,000	150,755
1.320% due 08/26/69 ~	145,178	142,170
Palmer Square CLO Ltd (Cayman) 1.323% (USD LIBOR + 1.100%) due 07/16/31 ~ §	250,000	250,202
Palmer Square Loan Funding Ltd (Cayman)
0.982% (USD LIBOR + 0.800%) due 02/20/28 ~ §	196,145	196,182
0.982% (USD LIBOR + 0.800%) due 05/20/29 ~ §	300,000	300,000
1.032% (USD LIBOR + 0.850%) due 08/20/27 ~ §	183,253	183,295
1.055% (USD LIBOR + 0.900%) due 04/20/29 ~ §	250,000	250,367
1.118% (USD LIBOR + 0.900%) due 10/24/27 ~ §	174,991	175,078
1.274% (USD LIBOR + 1.050%) due 04/20/27 ~ §	166,471	166,679
Santander Drive Auto Receivables Trust
0.290% due 11/15/23	100,000	100,019
2.790% due 01/16/24	81,221	81,662
3.510% due 08/15/23	72,000	72,378
SLM Student Loan Trust 0.308% (USD LIBOR + 0.090%) due 01/26/26 §	38,240	38,234
SMB Private Education Loan Trust
0.409% (USD LIBOR + 0.300%) due 09/15/54 ~ §	189,551	189,577
0.606% (USD LIBOR + 0.500%) due 01/15/53 ~ §	142,424	142,807
2.340% due 09/15/34 ~	290,510	298,354
2.430% due 02/17/32 ~	90,073	92,281
2.490% due 06/15/27 ~	301,003	304,222
2.700% due 05/15/31 ~	201,470	207,524
3.050% due 05/15/26 ~	190,397	191,368

	Principal Amount	Value
Sofi Consumer Loan Program Trust 2.450% due 08/25/28 ~	$69,508	$70,129
Sofi Professional Loan Program LLC 2.130% due 11/16/48 ~	16,823	16,890
Sofi Professional Loan Program Trust 2.060% due 05/15/46 ~	52,968	53,278
Voya CLO Ltd (Cayman)
1.123% (USD LIBOR + 0.900%) due 01/18/29 ~ §	250,000	250,000
1.371% (USD LIBOR + 1.130%) due 10/15/30 ~ §	250,000	250,388

Total Asset-Backed Securities (Cost $7,509,017)		7,534,488

	Shares
SHORT-TERM INVESTMENT - 4.4%

Money Market Fund - 4.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	1,387,040	1,387,040

Total Short-Term Investment (Cost $1,387,040)		1,387,040

TOTAL INVESTMENTS - 100.2% (Cost $31,405,682)		31,501,583

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(59,998)

NET ASSETS - 100.0%		$31,441,585

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	63.3%
Asset-Backed Securities	24.0%
Senior Loan Notes	8.5%
Short-Term Investment	4.4%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$19,907,938	$—	$19,907,938	$—
	Senior Loan Notes	2,672,117	—	2,672,117	—
	Asset-Backed Securities	7,534,488	—	7,534,488	—
	Short-Term Investment	1,387,040	1,387,040	—	—

	Total	$31,501,583	$1,387,040	$30,114,543	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM SHORT DURATION INCOME

Schedule of Investments

March 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 56.8%

Basic Materials - 2.3%

Anglo American Capital PLC (South Africa) 5.375% due 04/01/25 ~	$3,000,000	$3,420,928
DuPont de Nemours Inc 1.304% (USD LIBOR + 1.110%) due 11/15/23 §	6,965,000	7,107,312
Georgia-Pacific LLC 1.750% due 09/30/25 ~	5,500,000	5,599,392
Glencore Funding LLC (Australia)
3.000% due 10/27/22 ~	3,000,000	3,098,056
4.125% due 03/12/24 ~	2,500,000	2,709,348
LYB International Finance III LLC 1.202% (USD LIBOR + 1.000%) due 10/01/23 §	2,800,000	2,808,477
Nutrition & Biosciences Inc 1.230% due 10/01/25 ~	3,000,000	2,950,438

		27,693,951

Communications - 3.6%

AT&T Inc 0.900% due 03/25/24	2,000,000	2,004,559
Charter Communications Operating LLC
4.464% due 07/23/22	1,600,000	1,669,099
4.500% due 02/01/24	5,000,000	5,471,548
eBay Inc 1.900% due 03/11/25	2,500,000	2,567,221
Expedia Group Inc 3.600% due 12/15/23 ~	7,000,000	7,454,207
NTT Finance Corp (Japan) 0.583% due 03/01/24 ~	1,500,000	1,495,054
Sprint Spectrum Co LLC
3.360% due 03/20/23 ~	3,551,250	3,583,442
4.738% due 09/20/29 ~	10,625,000	11,409,391
Tencent Holdings Ltd (China) 1.810% due 01/26/26 ~	3,500,000	3,516,381
T-Mobile USA Inc
2.625% due 04/15/26	100,000	102,067
3.500% due 04/15/25 ~	2,000,000	2,159,760
Verizon Communications Inc 0.750% due 03/22/24	1,200,000	1,201,669

		42,634,398

Consumer, Cyclical - 7.7%

7-Eleven Inc
0.625% due 02/10/23 ~	2,650,000	2,652,058
0.800% due 02/10/24 ~	3,650,000	3,639,471
Alimentation Couche-Tard Inc (Canada) 2.700% due 07/26/22 ~	3,000,000	3,080,509
American Airlines Pass-Through Trust ‘A’ 4.000% due 01/15/27	842,193	778,480
BMW US Capital LLC (Germany) due 04/01/24 # ~	2,000,000	2,001,968
British Airways Pass-Through Trust ‘A’ (United Kingdom)
3.350% due 12/15/30 ~	3,140,363	3,033,741
4.625% due 12/20/25 ~	2,035,924	2,114,629
Delta Air Lines Inc 4.500% due 10/20/25 ~	1,300,000	1,388,439
Delta Air Lines Pass-Through Trust ‘AA’ 3.204% due 10/25/25	4,500,000	4,669,333
Dr. Horton Inc 2.500% due 10/15/24	4,500,000	4,728,757
Ford Motor Co 8.500% due 04/21/23	1,200,000	1,339,500
Ford Motor Credit Co LLC
3.375% due 11/13/25	4,200,000	4,276,650
5.584% due 03/18/24	1,300,000	1,404,832
General Motors Co 5.400% due 10/02/23	2,000,000	2,172,921

	Principal Amount	Value
General Motors Financial Co Inc
1.700% due 08/18/23	$3,000,000	$3,057,067
3.550% due 07/08/22	3,000,000	3,108,424
Genting New York LLC 3.300% due 02/15/26 ~	1,800,000	1,800,901
Harley-Davidson Financial Services Inc
3.350% due 06/08/25 ~	2,000,000	2,097,532
3.550% due 05/21/21 ~	300,000	301,212
Hyatt Hotels Corp 3.375% due 07/15/23	6,234,000	6,520,296
International Game Technology PLC 4.125% due 04/15/26 ~	1,500,000	1,545,120
Las Vegas Sands Corp
2.900% due 06/25/25	2,900,000	2,971,180
3.200% due 08/08/24	5,000,000	5,216,349
Lennar Corp
4.125% due 01/15/22	4,750,000	4,832,531
4.500% due 04/30/24	5,000,000	5,448,225
Marriott International Inc
3.600% due 04/15/24	2,000,000	2,128,986
5.750% due 05/01/25	2,200,000	2,525,854
MGM Resorts International 6.000% due 03/15/23	2,800,000	3,003,000
Nordstrom Inc
due 04/08/24 # ~	3,800,000	3,807,072
8.750% due 05/15/25 ~	400,000	453,206
Sands China Ltd (Macau)
3.800% due 01/08/26	1,500,000	1,600,755
4.600% due 08/08/23	1,200,000	1,286,268
United Airlines Pass-Through Trust ‘B’ 3.650% due 07/07/27	557,292	551,535
US Airways Pass-Through Trust ‘A’ 3.950% due 05/15/27	580,580	571,636

		90,108,437

Consumer, Non-Cyclical - 3.8%

AbbVie Inc 2.300% due 11/21/22	2,000,000	2,058,488
AmerisourceBergen Corp 0.737% due 03/15/23	2,000,000	2,001,996
Anthem Inc 2.375% due 01/15/25	4,150,000	4,339,567
BAT International Finance PLC (United Kingdom) 1.668% due 03/25/26	3,650,000	3,615,262
Campbell Soup Co 3.650% due 03/15/23	3,676,000	3,893,610
Cigna Corp
0.613% due 03/15/24	1,325,000	1,319,962
1.131% (USD LIBOR + 0.890%) due 07/15/23 §	2,300,000	2,328,774
Element Fleet Management Corp (Canada) due 04/06/24 # ~	2,100,000	2,097,543
General Mills Inc 1.233% (USD LIBOR + 1.010%) due 10/17/23 §	3,100,000	3,146,398
Global Payments Inc 2.650% due 02/15/25	3,000,000	3,153,741
Kellogg Co 2.650% due 12/01/23	3,000,000	3,154,366
Keurig Dr Pepper Inc
0.750% due 03/15/24	2,150,000	2,151,092
4.057% due 05/25/23	1,508,000	1,618,404
PayPal Holdings Inc 1.350% due 06/01/23	3,950,000	4,021,979
Suntory Holdings Ltd (Japan) 2.250% due 10/16/24 ~	4,200,000	4,380,822
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.200% due 07/21/21	1,166,000	1,166,729

		44,448,733

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Energy - 2.2%

Energy Transfer LP
3.600% due 02/01/23	$5,325,000	$5,546,774
4.250% due 03/15/23	1,500,000	1,584,334
Kinder Morgan Inc 5.625% due 11/15/23 ~	2,355,000	2,617,858
MPLX LP 3.500% due 12/01/22	6,900,000	7,202,712
Valero Energy Corp
1.200% due 03/15/24	4,160,000	4,175,545
1.334% (USD LIBOR + 1.150%) due 09/15/23 §	4,585,000	4,600,926

		25,728,149

Financial - 22.8%

AerCap Ireland Capital DAC (Ireland)
1.750% due 01/30/26	1,250,000	1,214,916
4.500% due 09/15/23	7,000,000	7,532,666
Air Lease Corp
3.000% due 09/15/23	2,432,000	2,542,123
3.375% due 07/01/25	1,200,000	1,268,771
Aircastle Ltd 2.850% due 01/26/28 ~	6,400,000	6,126,767
Athene Global Funding 0.950% due 01/08/24 ~	3,750,000	3,748,743
Aviation Capital Group LLC 1.950% due 01/30/26 ~	2,500,000	2,437,425
Avolon Holdings Funding Ltd (Ireland)
2.125% due 02/21/26 ~	4,550,000	4,354,128
3.625% due 05/01/22 ~	5,380,000	5,487,330
4.250% due 04/15/26 ~	2,650,000	2,778,126
Banco Santander SA (Spain) 2.746% due 05/28/25	3,000,000	3,137,563
Bank of America Corp
0.810% due 10/24/24	5,000,000	5,014,922
0.965% (USD LIBOR + 0.770%) due 02/05/26 §	500,000	502,630
1.178% (USD LIBOR + 0.960%) due 07/23/24 §	5,000,000	5,075,003
4.200% due 08/26/24	4,000,000	4,413,934
Barclays PLC (United Kingdom) 1.007% due 12/10/24	3,650,000	3,648,440
BOC Aviation Ltd (Singapore) 2.750% due 09/18/22 ~	3,500,000	3,571,474
CC Holdings GS V LLC REIT 3.849% due 04/15/23	2,400,000	2,556,120
Citigroup Inc
0.776% due 10/30/24	1,400,000	1,399,404
1.122% due 01/28/27	4,000,000	3,914,505
1.214% (USD LIBOR + 1.023%) due 06/01/24 §	5,000,000	5,065,793
3.300% due 04/27/25	2,000,000	2,156,090
4.000% due 08/05/24	4,000,000	4,372,294
Cooperatieve Rabobank UA (Netherlands)
0.668% (USD LIBOR + 0.480%) due 01/10/23 §	3,000,000	3,017,267
1.055% (USD LIBOR + 0.860%) due 09/26/23 ~ §	1,500,000	1,521,681
Credit Suisse AG (Switzerland) 1.000% due 05/05/23	3,500,000	3,520,157
Credit Suisse Group AG (Switzerland) 1.384% (USD LIBOR + 1.200%) due 12/14/23 ~ §	3,000,000	3,019,010
Fifth Third Bancorp 2.375% due 01/28/25	4,000,000	4,174,969
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	3,800,000	4,024,914
Jackson National Life Global Funding 2.650% due 06/21/24 ~	5,000,000	5,283,571

	Principal Amount	Value
JPMorgan Chase & Co
0.948% (USD LIBOR + 0.730%) due 04/23/24 §	$4,000,000	$4,035,382
1.108% (USD LIBOR + 0.890%) due 07/23/24 §	1,500,000	1,518,670
1.118% (USD LIBOR + 0.900%) due 04/25/23 §	3,450,000	3,476,983
2.700% due 05/18/23	5,000,000	5,217,705
Lloyds Banking Group PLC (United Kingdom)
0.695% due 05/11/24	600,000	600,052
1.326% due 06/15/23	3,000,000	3,029,649
LSEGA Financing PLC (United Kingdom) due 04/06/24 # ~	1,000,000	997,499
Mid-America Apartments LP REIT 4.300% due 10/15/23	2,000,000	2,162,892
Mitsubishi UFJ Financial Group Inc (Japan)
0.848% due 09/15/24	2,050,000	2,052,825
1.075% (USD LIBOR + 0.860%) due 07/26/23 §	2,000,000	2,024,858
2.623% due 07/18/22	1,750,000	1,799,224
2.665% due 07/25/22	3,000,000	3,086,967
Mizuho Financial Group Inc (Japan) 1.241% due 07/10/24	5,000,000	5,053,685
Morgan Stanley
0.560% due 11/10/23	3,200,000	3,201,792
1.152% (USD LIBOR + 0.930%) due 07/22/22 §	2,500,000	2,505,746
1.618% (USD LIBOR + 1.400%) due 10/24/23 §	1,500,000	1,527,784
4.000% due 07/23/25	4,000,000	4,441,676
OneMain Finance Corp 6.125% due 03/15/24	5,200,000	5,622,500
Piedmont Operating Partnership LP REIT 3.400% due 06/01/23	3,800,000	3,948,753
PNC Bank NA 0.501% (USD LIBOR + 0.325%) due 02/24/23 §	2,000,000	2,004,270
Reliance Standard Life Global Funding II 2.150% due 01/21/23 ~	2,000,000	2,054,028
Royal Bank of Canada (Canada)
0.854% (USD LIBOR + 0.660%) due 10/05/23 §	2,000,000	2,024,401
2.250% due 11/01/24	5,000,000	5,243,750
Standard Chartered PLC (United Kingdom)
0.991% due 01/12/25 ~	5,850,000	5,821,280
1.214% due 03/23/25 ~	1,350,000	1,354,706
1.319% due 10/14/23 ~	2,500,000	2,519,000
Sumitomo Mitsui Financial Group Inc (Japan)
0.508% due 01/12/24	3,200,000	3,187,137
0.963% (USD LIBOR + 0.740%) due 01/17/23 §	5,000,000	5,036,246
1.474% due 07/08/25	7,000,000	7,010,280
2.348% due 01/15/25	2,500,000	2,596,305
2.448% due 09/27/24	600,000	629,223
The Goldman Sachs Group Inc
0.481% due 01/27/23	11,000,000	10,987,886
0.556% (SOFR + 0.540%) due 11/17/23 §	7,500,000	7,498,820
0.627% due 11/17/23	10,000,000	10,005,014
0.992% (USD LIBOR + 0.780%) due 10/31/22 §	2,000,000	2,006,850
1.244% (USD LIBOR + 1.050%) due 06/05/23 §	3,750,000	3,777,967
1.364% (USD LIBOR + 1.170%) due 05/15/26 §	3,200,000	3,243,731
3.500% due 04/01/25	3,246,000	3,518,048
The PNC Financial Services Group Inc 3.900% due 04/29/24	2,155,000	2,352,957
Ventas Realty LP REIT 2.650% due 01/15/25	4,000,000	4,182,711

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
VICI Properties LP REIT 3.500% due 02/15/25 ~	$6,050,000	$6,171,000
Wells Fargo & Co 1.654% due 06/02/24	9,000,000	9,196,824
Zions Bancorp NA 3.350% due 03/04/22	3,000,000	3,071,235

		268,679,047

Industrial - 4.1%

Berry Global Inc 1.570% due 01/15/26 ~	4,250,000	4,188,247
Carrier Global Corp 2.242% due 02/15/25	3,000,000	3,108,033
Graphic Packaging International LLC
0.821% due 04/15/24 ~	2,400,000	2,394,875
1.512% due 04/15/26 ~	1,850,000	1,839,377
Norbord Inc (Canada) 6.250% due 04/15/23 ~	1,005,000	1,092,832
Otis Worldwide Corp 0.644% (USD LIBOR + 0.450%) due 04/05/23 §	1,500,000	1,500,081
Penske Truck Leasing Co LP
2.700% due 03/14/23 ~	1,000,000	1,037,599
2.700% due 11/01/24 ~	3,250,000	3,423,867
3.450% due 07/01/24 ~	2,300,000	2,479,684
4.125% due 08/01/23 ~	2,000,000	2,146,147
Siemens Financieringsmaatschappij NV (Germany)
0.440% (SOFR + 0.430%) due 03/11/24 ~ §	1,300,000	1,304,463
0.650% due 03/11/24 ~	1,200,000	1,200,040
Silgan Holdings Inc 1.400% due 04/01/26 ~	2,950,000	2,891,000
Teledyne Technologies Inc 0.950% due 04/01/24	9,000,000	8,968,549
The Boeing Co
1.167% due 02/04/23	950,000	962,858
4.875% due 05/01/25	3,825,000	4,262,056
Vertical US Newco Inc (Germany) 5.250% due 07/15/27 ~	1,500,000	1,573,125
Vontier Corp 1.800% due 04/01/26 ~	2,150,000	2,144,152
Westinghouse Air Brake Technologies Corp 3.200% due 06/15/25	1,200,000	1,270,735

		47,787,720

Technology - 4.0%

Broadcom Corp 3.125% due 01/15/25	3,000,000	3,194,226
Broadcom Inc 3.625% due 10/15/24	2,500,000	2,720,961
Dell International LLC 4.000% due 07/15/24 ~	5,100,000	5,539,621
Fidelity National Information Services Inc 0.600% due 03/01/24	4,400,000	4,376,404
Hewlett Packard Enterprise Co 1.450% due 04/01/24	8,000,000	8,134,611
HP Inc 2.200% due 06/17/25	2,500,000	2,582,872
Infor Inc 1.450% due 07/15/23 ~	3,000,000	3,038,948
Microchip Technology Inc 0.972% due 02/15/24 ~	8,250,000	8,239,298
NXP BV (Netherlands) 2.700% due 05/01/25 ~	3,300,000	3,463,545
Oracle Corp 1.650% due 03/25/26	2,000,000	2,016,737
VMware Inc 4.500% due 05/15/25	3,450,000	3,851,509

		47,158,732

	Principal Amount	Value
Utilities - 6.3%

American Electric Power Co Inc
0.750% due 11/01/23	$3,500,000	$3,501,467
CenterPoint Energy Resources Corp 0.684% (USD LIBOR + 0.500%) due 03/02/23 §	1,500,000	1,500,518
Dominion Energy Inc 3.071% due 08/15/24	2,280,000	2,429,703
DPL Inc 4.125% due 07/01/25 ~	600,000	636,402
DTE Energy Co
2.250% due 11/01/22	1,600,000	1,641,479
2.600% due 06/15/22	2,400,000	2,457,275
Duke Energy Corp 2.400% due 08/15/22	2,150,000	2,200,829
Eastern Energy Gas Holdings LLC 2.500% due 11/15/24	2,550,000	2,683,710
Edison International 4.950% due 04/15/25	2,000,000	2,235,662
Evergy Inc 2.450% due 09/15/24	2,350,000	2,462,028
FirstEnergy Corp 3.350% due 07/15/22	3,800,000	3,858,468
NextEra Energy Capital Holdings Inc 0.452% (USD LIBOR + 0.270%) due 02/22/23 §	1,500,000	1,500,318
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	7,875,000	8,298,281
NRG Energy Inc
2.000% due 12/02/25 ~	4,000,000	4,001,102
3.750% due 06/15/24 ~	4,104,000	4,399,465
Pacific Gas and Electric Co 1.750% due 06/16/22	7,200,000	7,211,213
Southern California Edison Co due 04/01/24 #	2,100,000	2,101,512
Southwestern Electric Power Co 1.650% due 03/15/26	1,650,000	1,656,547
The AES Corp
1.375% due 01/15/26 ~	6,700,000	6,536,109
3.300% due 07/15/25 ~	3,650,000	3,877,943
Vistra Operations Co LLC 3.550% due 07/15/24 ~	7,000,000	7,329,616
WEC Energy Group Inc 0.800% due 03/15/24	1,800,000	1,800,816

		74,320,463

Total Corporate Bonds & Notes (Cost $656,364,908)		668,559,630

SENIOR LOAN NOTES - 13.9%

Basic Materials - 0.3%

Asplundh Tree Expert LLC Term B 1.859% (USD LIBOR + 1.750%) due 09/04/27 §	3,482,500	3,477,837

Communications - 0.7%

Charter Communications Operating LLC
Term B-2
1.870% (USD LIBOR + 1.750%) due 02/01/27 §	3,473,552	3,459,873

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
CSC Holdings LLC
Term B 2.356% (USD LIBOR + 2.250%) due 01/15/26 §	$1,496,183	$1,478,549
Term B-5 2.606% (USD LIBOR + 2.500%) due 04/15/27 §	1,980,000	1,960,731
SBA Senior Finance II LLC Term B 1.860% (USD LIBOR + 1.750%) due 04/11/25 §	1,196,923	1,184,538

		8,083,691

Consumer, Cyclical - 2.3%

Beacon Roofing Supply Inc Term B due 01/02/25 ¥	986,510	982,657
ClubCorp Holdings Inc Term B 2.953% (USD LIBOR + 2.750%) due 09/18/24 §	1,970,860	1,857,535
Core & Main LP Term B 3.750% (USD LIBOR + 2.750%) due 08/01/24 §	2,992,268	2,987,594
Great Outdoors Group LLC Term B-1 5.000% (USD LIBOR + 4.250%) due 03/05/28 §	2,244,375	2,248,117
Harbor Freight Tools USA Inc Term B 3.750% (USD LIBOR + 3.000%) due 10/19/27 §	1,995,000	1,996,123
Marriott Ownership Resorts Inc Term B 1.856% (USD LIBOR + 1.750%) due 08/31/25 §	1,819,096	1,775,703
Restaurant Brands International Inc Term B (Canada) 1.859% (USD LIBOR + 1.750%) due 11/19/26 §	3,930,982	3,867,453
SeaWorld Parks & Entertainment Inc Term B-5 3.750% (USD LIBOR + 3.000%) due 03/31/24 §	3,392,731	3,343,255
SRS Distribution Inc Term B 3.109% (USD LIBOR + 3.000%) due 05/24/25 §	4,758,334	4,698,004
Stars Group Holdings BV Term B (Canada) 3.703% (USD LIBOR + 3.500%) due 07/10/25 §	3,290,246	3,300,528

		27,056,969

Consumer, Non-Cyclical - 3.6%

Avantor Funding Inc Term B-3 3.250% (USD LIBOR + 2.250%) due 11/21/24 §	3,168,949	3,174,891
Bausch Health Americas Inc Term B 3.109% (USD LIBOR + 3.000%) due 06/01/25 §	5,695,879	5,683,280
Froneri US Inc Term B (United Kingdom) 2.359% (USD LIBOR + 2.250%) due 01/31/27 §	1,369,650	1,352,423
HCA Inc Term B-13 1.859% (USD LIBOR + 1.750%) due 03/18/26 §	4,465,995	4,471,229
Pathway Vet Alliance LLC 3.859% (USD LIBOR + 3.750%) due 03/31/27 §	2,975,667	2,966,901
PetVet Care Centers LLC Term B-3 4.250% (USD LIBOR + 3.500%) due 02/15/25 § ¥	6,683,038	6,676,769
PPD Inc Term B 2.750% (USD LIBOR + 2.250%) due 01/13/28 §	4,000,000	3,987,812
Spin Holdco Inc Term B 4.750% (USD LIBOR + 4.000%) due 03/01/28 §	2,500,000	2,482,500

	Principal Amount	Value
Sunshine Luxembourg VII SARL Term B (Luxembourg) 4.500% (USD LIBOR + 3.750%) due 10/02/26 §	$3,719,962	$3,722,618
United Rentals North America Inc Term B 1.859% (USD LIBOR + 1.750%) due 10/31/25 §	4,465,649	4,485,186
US Foods Inc Term B 1.859% (USD LIBOR + 1.750%) due 06/27/23 §	1,712,946	1,692,851
Wand NewCo 3 Inc Term B-1 3.109% (USD LIBOR + 3.000%) due 02/05/26 §	1,768,593	1,749,248

		42,445,708

Financial - 2.3%

Acrisure LLC Term B 3.703% (USD LIBOR + 3.500%) due 02/15/27 §	2,233,111	2,210,221
AssuredPartners Inc Term B 3.609% (USD LIBOR + 3.500%) due 02/13/27 §	7,164,325	7,093,799
Deerfield Dakota Holding LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/09/27 §	2,977,500	2,984,944
HUB International Ltd Term B 2.965% (USD LIBOR + 2.750%) due 04/25/25 §	5,974,438	5,897,356
NFP Corp Term B 3.359% (USD LIBOR + 3.250%) due 02/13/27 §	4,950,000	4,881,423
USI Inc Term B 3.203% (USD LIBOR + 3.000%) due 05/16/24 §	3,395,823	3,360,954

		26,428,697

Industrial - 1.5%

Berry Global Inc Term Z 1.898% (USD LIBOR + 1.750%) due 07/01/26 §	3,981,919	3,955,778
Filtration Group Corp Term B 3.109% (USD LIBOR + 3.000%) due 03/29/25 §	5,233,449	5,168,031
Pactiv Evergreen Group Holdings Inc Term B-1 2.859% (USD LIBOR + 2.750%) due 02/05/23 §	3,817,288	3,811,023
The Hillman Group Inc Term B 4.109% (USD LIBOR + 4.000%) due 05/31/25 §	1,969,620	1,971,554
TransDigm Inc Term F 2.359% (USD LIBOR + 2.250%) due 12/09/25 §	1,969,987	1,931,484
TricorBraun Holdings Inc 3.750% (USD LIBOR + 3.250%) due 03/03/28 §	822,494	816,261

		17,654,131

Technology - 2.5%

Applied Systems Inc Term B 3.500% (USD LIBOR + 3.000%) due 09/19/24 §	1,989,720	1,985,679
Dell International LLC Term B-2 2.000% (USD LIBOR + 1.750%) due 09/19/25 § ¥	7,345,303	7,347,925
Peraton Corp Term B
due 02/01/28 ¥	797,086	797,419
4.500% (USD LIBOR + 3.750%) due 02/01/28 §	452,914	453,103

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Sophia LP 3.953% (USD LIBOR + 3.750%) due 10/07/27 §	$3,241,875	$3,243,901
Tempo Acquisition LLC Term B 3.750% (USD LIBOR + 3.250%) due 10/31/26 §	4,786,329	4,790,517
The Dun & Bradstreet Corp Term B 3.359% (USD LIBOR + 3.250%) due 02/08/26 §	4,460,047	4,442,626
UKG Inc 4.000% (USD LIBOR + 3.250%) due 05/03/26 §	6,726,267	6,730,996

		29,792,166

Utilities - 0.7%

PG&E Corp Term B 3.500% (USD LIBOR + 3.000%) due 06/23/25 §	3,225,625	3,227,641
Pike Corp Term B 3.130% (USD LIBOR + 3.000%) due 01/21/28 §	5,000,000	4,995,980

		8,223,621

Total Senior Loan Notes (Cost $163,443,054)		163,162,820

ASSET-BACKED SECURITIES - 22.2%

Aimco CLO 11 Ltd (Cayman) 1.605% (USD LIBOR + 1.380%) due 10/15/31 ~ §	3,750,000	3,760,312
AmeriCredit Automobile Receivables Trust
0.408% (USD LIBOR + 0.300%) due 01/18/23 §	284,676	284,740
0.458% (USD LIBOR + 0.350%) due 03/20/23 §	843,680	844,221
0.680% due 10/19/26	10,100,000	10,077,781
0.760% due 12/18/25	2,400,000	2,406,047
0.970% due 02/18/26	1,000,000	1,009,553
1.100% due 03/20/23	1,054,599	1,056,652
1.480% due 01/21/25	2,750,000	2,796,564
2.170% due 01/18/23	142,338	142,608
2.360% due 12/19/22	770,506	772,105
2.600% due 09/18/23	2,000,000	2,027,084
2.970% due 11/20/23	996,001	1,006,422
3.130% due 02/18/25	1,550,000	1,594,762
3.450% due 06/18/24	2,000,000	2,040,633
3.500% due 01/18/24	2,000,000	2,061,805
Apidos CLO XV (Cayman) 1.234% (USD LIBOR + 1.010%) due 04/20/31 ~ §	1,250,000	1,250,623
Apidos CLO XXV (Cayman) 1.394% (USD LIBOR + 1.170%) due 10/20/31 ~ §	2,000,000	2,001,616
Apidos CLO XXX (Cayman) 1.363% (USD LIBOR + 1.140%) due 10/18/31 ~ §	3,000,000	3,002,444
Atrium XIII (Cayman) 1.398% (USD LIBOR + 1.180%) due 11/21/30 ~ §	470,000	470,262
Buttermilk Park CLO Ltd (Cayman) 1.341% (USD LIBOR + 1.100%) due 10/15/31 ~ §	850,000	850,424
Capital Auto Receivables Asset Trust 3.480% due 10/20/23 ~	487,219	488,265
Carlyle Global Market Strategies CLO Ltd (Cayman) 1.263% (USD LIBOR + 1.050%) due 07/27/31 ~ §	495,916	496,242

	Principal Amount	Value
CIFC Funding 2015-III Ltd (Cayman) 1.093% (USD LIBOR + 0.870%) due 04/19/29 ~ §	$1,500,000	$1,499,405
Dryden 43 Senior Loan Fund (Cayman) 1.364% (USD LIBOR + 1.140%) due 07/20/29 ~ §	3,750,000	3,750,350
Dryden 55 CLO Ltd (Cayman) 1.261% (USD LIBOR + 1.020%) due 04/15/31 ~ §	2,500,000	2,500,002
Dryden 58 CLO Ltd (Cayman) 1.223% (USD LIBOR + 1.000%) due 07/17/31 ~ §	2,000,000	2,000,621
Dryden 61 CLO Ltd (Cayman) 1.090% (USD LIBOR + 0.990%) due 01/17/32 ~ §	7,000,000	7,000,000
Dryden 64 CLO Ltd (Cayman) 1.193% (USD LIBOR + 0.970%) due 04/18/31 ~ §	2,000,000	2,000,000
Dryden 75 CLO Ltd (Cayman) 1.941% (USD LIBOR + 1.700%) due 07/15/30 ~ §	2,400,000	2,406,210
Ford Credit Auto Owner Trust
0.700% due 10/15/26	10,550,000	10,478,829
0.790% due 08/15/26	2,650,000	2,636,301
1.190% due 01/15/26	2,050,000	2,078,640
2.040% due 08/15/31 ~	2,000,000	2,073,045
2.130% due 05/15/25	5,000,000	5,166,023
2.350% due 04/15/23	1,000,000	1,007,298
2.500% due 05/15/24	1,750,000	1,763,500
3.380% due 03/15/24	1,650,000	1,712,021
GM Financial Consumer Automobile Receivables Trust
0.750% due 05/17/27	800,000	795,294
3.270% due 01/16/24	1,200,000	1,235,873
Hilton Grand Vacations Trust 2.740% due 02/25/39 ~	303,342	315,769
Hyundai Auto Receivables Trust 2.400% due 06/15/26	2,000,000	2,084,221
Magnetite VIII Ltd (Cayman) 1.221% (USD LIBOR + 0.980%) due 04/15/31 ~ §	2,170,000	2,172,754
Magnetite XIV-R Ltd (Cayman) 1.343% (USD LIBOR + 1.120%) due 10/18/31 ~ §	3,000,000	3,007,736
Magnetite XIX Ltd (Cayman) 1.403% (USD LIBOR + 1.180%) due 07/17/30 ~ §	1,000,000	1,000,704
Magnetite XV Ltd (Cayman) 1.228% (USD LIBOR + 1.010%) due 07/25/31 ~ §	1,500,000	1,499,925
Magnetite XVIII Ltd (Cayman) 1.274% (USD LIBOR + 1.080%) due 11/15/28 ~ §	3,000,000	3,003,292
Magnetite Xxix Ltd (Cayman) 1.094% (USD LIBOR + 0.990%) due 01/15/34 ~ §	3,300,000	3,299,993
MVW LLC 1.740% due 10/20/37 ~	672,302	684,644
Navient Private Education Loan Trust 3.610% due 12/15/59 ~	1,062,450	1,112,364
Navient Private Education Refi Loan Trust
0.456% (USD LIBOR + 0.350%) due 11/15/68 ~ §	585,727	585,811
0.840% due 05/15/69 ~	1,644,557	1,640,859
0.856% (USD LIBOR + 0.750%) due 11/15/68 ~ §	862,019	864,076
1.170% due 09/16/69 ~	1,057,050	1,061,633
1.220% due 07/15/69 ~	1,590,904	1,598,748
1.310% due 01/15/69 ~	3,938,535	3,967,234
1.690% due 05/15/69 ~	5,893,335	5,985,741

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
2.120% due 01/15/69 ~	$3,301,000	$3,357,703
2.460% due 11/15/68 ~	1,000,000	1,028,464
2.640% due 05/15/68 ~	2,000,000	2,047,100
Navient Student Loan Trust
0.379% (USD LIBOR + 0.270%) due 02/27/68 ~ §	505,121	505,731
0.489% (USD LIBOR + 0.380%) due 03/25/67 ~ §	2,501,263	2,500,690
0.762% (USD LIBOR + 0.600%) due 12/26/69 ~ §	4,350,000	4,371,881
1.159% (USD LIBOR + 1.050%) due 06/25/69 ~ §	2,388,054	2,442,227
1.320% due 08/26/69 ~	4,306,962	4,217,704
3.390% due 12/15/59 ~	1,985,770	2,095,500
Neuberger Berman Loan Advisers CLO 25 Ltd (Cayman) 1.039% (USD LIBOR + 0.930%) due 10/18/29 ~ §	2,650,000	2,650,000
OCP CLO Ltd (Cayman) 1.035% (USD LIBOR + 0.820%) due 10/26/27 ~ §	844,486	845,329
OneMain Financial Issuance Trust 2.370% due 09/14/32 ~	140,796	141,029
Palmer Square CLO Ltd (Cayman)
1.044% (USD LIBOR + 0.850%) due 08/15/26 ~ §	681,003	681,029
1.323% (USD LIBOR + 1.100%) due 07/16/31 ~ §	2,250,000	2,251,816
Palmer Square Loan Funding Ltd (Cayman)
due 05/20/29 # ~	11,700,000	11,700,000
1.032% (USD LIBOR + 0.850%) due 08/20/27 ~ §	916,267	916,473
1.055% (USD LIBOR + 0.900%) due 04/20/29 ~ §	5,500,000	5,508,084
1.094% (USD LIBOR + 0.900%) due 11/15/26 ~ §	944,946	945,279
1.118% (USD LIBOR + 0.900%) due 10/24/27 ~ §	1,399,926	1,400,627
1.274% (USD LIBOR + 1.050%) due 04/20/27 ~ §	2,871,634	2,875,219
1.532% (USD LIBOR + 1.350%) due 02/20/28 ~ §	2,950,000	2,935,941
2.082% (USD LIBOR + 1.900%) due 02/20/28 ~ §	1,200,000	1,201,202
Regatta X Funding Ltd (Cayman) 1.343% (USD LIBOR + 1.120%) due 01/17/31 ~ §	3,000,000	3,002,273
Regatta XIV Funding Ltd (Cayman) 1.408% (USD LIBOR + 1.190%) due 10/25/31 ~ §	1,100,000	1,101,475
Santander Drive Auto Receivables Trust
0.500% due 04/15/25	9,900,000	9,899,306
0.620% due 05/15/23	1,085,036	1,085,707
0.730% due 03/17/25	2,200,000	2,210,791
0.750% due 02/17/26	3,750,000	3,744,236
0.960% due 11/15/24	1,200,000	1,207,613
1.460% due 09/15/25	1,000,000	1,014,080
2.070% due 01/17/23	828,391	830,234
2.280% due 09/15/23	2,202,994	2,212,204
2.790% due 01/16/24	4,061,067	4,083,117
3.210% due 09/15/23	49,893	49,951
3.420% due 04/15/25	1,750,000	1,770,791
SLC Student Loan Trust
0.284% (USD LIBOR + 0.100%) due 09/15/26 §	95,294	95,281
0.294% (USD LIBOR + 0.110%) due 03/15/27 §	3,127,974	3,116,341
0.304% (USD LIBOR + 0.120%) due 06/15/29 §	648,106	645,496

	Principal Amount	Value
SLM Student Loan Trust 0.598% (USD LIBOR + 0.380%) due 10/25/24 §	$419,946	$419,734
SMB Private Education Loan Trust
0.409% (USD LIBOR + 0.300%) due 09/15/54 ~ §	2,558,943	2,559,295
0.606% (USD LIBOR + 0.500%) due 01/15/53 ~ §	2,041,414	2,046,903
1.070% due 01/15/53 ~	4,136,130	4,091,332
1.290% due 07/15/53 ~	3,343,476	3,354,664
2.340% due 09/15/34 ~	5,279,962	5,422,525
2.430% due 02/17/32 ~	2,998,972	3,072,500
2.490% due 06/15/27 ~	1,337,456	1,351,761
2.700% due 05/15/31 ~	2,023,312	2,084,108
3.050% due 05/15/26 ~	937,133	941,915
3.440% due 07/15/36 ~	1,649,769	1,752,715
3.500% due 02/15/36 ~	845,547	891,150
3.600% due 01/15/37 ~	2,339,083	2,484,968
3.630% due 11/15/35 ~	2,397,599	2,533,287
Sofi Consumer Loan Program Trust
2.020% due 01/25/29 ~	778,730	786,397
2.450% due 08/25/28 ~	556,061	561,032
Sofi Professional Loan Program LLC 2.130% due 11/16/48 ~	446,315	448,086
Sofi Professional Loan Program Trust 2.060% due 05/15/46 ~	1,094,671	1,101,074
Verizon Owner Trust
0.561% (USD LIBOR + 0.450%) due 12/20/23 §	3,000,000	3,008,315
1.850% due 07/22/24	3,500,000	3,570,842
Volvo Financial Equipment LLC 3.130% due 11/15/23 ~	2,000,000	2,067,455

Total Asset-Backed Securities (Cost $259,707,661)		261,668,063

U.S. TREASURY OBLIGATIONS - 4.5%

U.S. Treasury Notes - 4.5%

1.250% due 07/31/23	6,000,000	6,145,664
1.250% due 08/31/24	5,000,000	5,130,957
1.375% due 10/15/22	5,000,000	5,095,703
1.375% due 02/15/23	10,000,000	10,229,688
1.500% due 09/30/24	10,000,000	10,346,680
1.750% due 07/31/24	9,500,000	9,911,357
2.500% due 01/15/22	6,000,000	6,115,794

Total U.S. Treasury Obligations (Cost $52,043,344)		52,975,843

	Shares
SHORT-TERM INVESTMENT - 4.7%

Money Market Fund - 4.7%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	54,908,281	54,908,281

Total Short-Term Investment (Cost $54,908,281)		54,908,281

TOTAL INVESTMENTS - 102.1% (Cost $1,186,467,248)		1,201,274,637

OTHER ASSETS & LIABILITIES, NET - (2.1%)		(24,883,844)

NET ASSETS - 100.0%		$1,176,390,793

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2021

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	56.8%
Asset-Backed Securities	22.2%
Senior Loan Notes	13.9%
Short-Term Investment	4.7%
U.S. Treasury Obligations	4.5%

	102.1%
Other Assets & Liabilities, Net	(2.1%	)

	100.0%

(b)	Pursuant to the terms of the following senior loan agreement, the Fund had an unfunded loan commitment which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
TricorBraun Holdings Inc	$177,506	$176,161	($1,345)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$668,559,630	$—	$668,559,630	$—
	Senior Loan Notes	163,162,820	—	163,162,820	—
	Asset-Backed Securities	261,668,063	—	261,668,063	—
	U.S. Treasury Obligations	52,975,843	—	52,975,843	—
	Short-Term Investment	54,908,281	54,908,281	—	—
	Unfunded Loan Commitment	176,161	—	176,161	—

	Total	$1,201,450,798	$54,908,281	$1,146,542,517	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM CORE INCOME

Schedule of Investments

March 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 47.9%

Basic Materials - 1.0%

Anglo American Capital PLC (South Africa)
2.625% due 09/10/30 ~	$7,050,000	$6,908,063
3.950% due 09/10/50 ~	3,000,000	3,062,499
Teck Resources Ltd (Canada) 3.900% due 07/15/30	2,100,000	2,196,355

		12,166,917

Communications - 5.0%

AT&T Inc
1.700% due 03/25/26	2,500,000	2,500,309
2.750% due 06/01/31	5,500,000	5,485,168
3.500% due 09/15/53 ~	4,865,000	4,504,350
3.850% due 06/01/60	2,800,000	2,682,717
CCO Holdings LLC 4.750% due 03/01/30 ~	3,000,000	3,112,500
Charter Communications Operating LLC
3.500% due 06/01/41	3,300,000	3,134,104
3.850% due 04/01/61	5,200,000	4,776,390
4.800% due 03/01/50	1,850,000	1,989,261
eBay Inc 2.700% due 03/11/30	1,700,000	1,719,653
Expedia Group Inc
2.950% due 03/15/31 ~	1,600,000	1,579,430
4.625% due 08/01/27 ~	3,150,000	3,507,953
Sprint Communications Inc 6.000% due 11/15/22	6,000,000	6,427,500
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	748,625	755,411
Tencent Holdings Ltd (China) 3.240% due 06/03/50 ~	3,500,000	3,231,613
T-Mobile USA Inc
2.550% due 02/15/31 ~	3,500,000	3,433,290
2.625% due 04/15/26	100,000	102,068
3.600% due 11/15/60 ~	1,500,000	1,443,353
3.875% due 04/15/30 ~	3,450,000	3,748,804
Verizon Communications Inc
3.400% due 03/22/41	2,550,000	2,592,403
3.850% due 11/01/42	2,000,000	2,149,208

		58,875,485

Consumer, Cyclical - 7.5%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	3,753,697	3,725,165
American Airlines Pass-Through Trust ‘AA’ 3.600% due 03/22/29	2,365,823	2,388,781
American Airlines Pass-Through Trust ‘B’ 4.375% due 04/01/24	439,735	429,025
Beazer Homes USA Inc 7.250% due 10/15/29	2,150,000	2,348,875
British Airways Pass-Through Trust ‘A’ (United Kingdom)
3.350% due 12/15/30 ~	2,659,149	2,568,865
4.625% due 12/20/25 ~	1,729,792	1,796,663
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.300% due 06/15/34 ~	4,248,032	4,246,798
Choice Hotels International Inc 3.700% due 01/15/31	1,950,000	2,053,964
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	2,276,136	2,354,537
Delta Air Lines Inc 4.500% due 10/20/25 ~	1,300,000	1,388,439
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	1,313,551	1,406,326

	Principal Amount	Value
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	$2,750,000	$2,856,274
Ferguson Finance PLC 3.250% due 06/02/30 ~	2,000,000	2,109,472
Ford Motor Co 8.500% due 04/21/23	1,200,000	1,339,500
Ford Motor Credit Co LLC
2.900% due 02/16/28	3,200,000	3,078,400
3.087% due 01/09/23	1,850,000	1,883,494
3.375% due 11/13/25	2,475,000	2,520,169
4.542% due 08/01/26	1,725,000	1,827,551
5.584% due 03/18/24	2,350,000	2,539,504
General Motors Co 5.000% due 10/01/28	2,400,000	2,752,115
Genting New York LLC 3.300% due 02/15/26 ~	2,000,000	2,001,001
Harley-Davidson Financial Services Inc 3.350% due 06/08/25 ~	2,000,000	2,097,532
Hasbro Inc 3.550% due 11/19/26	4,285,000	4,630,321
International Game Technology PLC 4.125% due 04/15/26 ~	2,000,000	2,060,160
Kohl’s Corp 3.375% due 05/01/31	4,500,000	4,513,082
Marriott International Inc
3.500% due 10/15/32	3,150,000	3,273,307
5.750% due 05/01/25	2,150,000	2,468,448
MGM Resorts International 6.000% due 03/15/23	3,000,000	3,217,500
New Red Finance Inc (Canada) 3.875% due 01/15/28 ~	4,000,000	4,048,960
Nordstrom Inc
due 04/08/24 # ~	650,000	651,210
4.375% due 04/01/30	2,000,000	2,049,694
5.000% due 01/15/44	2,500,000	2,431,397
8.750% due 05/15/25 ~	400,000	453,206
Sands China Ltd (Macau) 3.800% due 01/08/26	1,050,000	1,120,528
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	2,000,000	2,022,500
Spirit Airlines Pass-Through Trust ‘A’ 4.100% due 10/01/29	495,663	496,400
United Airlines Pass-Through Trust ‘A’ 2.900% due 11/01/29	1,373,797	1,321,742
United Airlines Pass-Through Trust ‘AA’ 4.150% due 02/25/33	1,053,227	1,127,494
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	1,973,402	1,865,781

		87,464,180

Consumer, Non-Cyclical - 6.7%

Altria Group Inc 2.450% due 02/04/32	4,700,000	4,494,511
AmerisourceBergen Corp 2.700% due 03/15/31	5,000,000	4,995,207
Amgen Inc 3.150% due 02/21/40	2,750,000	2,732,509
Anheuser-Busch Cos LLC (Belgium) 4.700% due 02/01/36	2,000,000	2,346,715
Anheuser-Busch InBev Finance Inc (Belgium) 4.000% due 01/17/43	2,000,000	2,129,783
Anheuser-Busch InBev Worldwide Inc (Belgium) 5.450% due 01/23/39	5,000,000	6,257,768
Anthem Inc 2.250% due 05/15/30	2,000,000	1,969,944
Block Financial LLC 3.875% due 08/15/30	3,500,000	3,614,063
Centene Corp 2.500% due 03/01/31	1,900,000	1,816,913

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Cigna Corp 2.400% due 03/15/30	$3,000,000	$2,976,967
Constellation Brands Inc 2.875% due 05/01/30	650,000	664,927
CoStar Group Inc 2.800% due 07/15/30 ~	3,400,000	3,329,561
CVS Health Corp 1.750% due 08/21/30	6,000,000	5,605,188
Gilead Sciences Inc 2.600% due 10/01/40	1,200,000	1,105,183
Global Payments Inc 3.200% due 08/15/29	4,500,000	4,744,536
Humana Inc 3.125% due 08/15/29	2,700,000	2,819,321
Kraft Heinz Foods Co 3.000% due 06/01/26	5,549,000	5,843,463
Royalty Pharma PLC 3.300% due 09/02/40 ~	3,500,000	3,383,549
Smith & Nephew PLC (United Kingdom) 2.032% due 10/14/30	3,800,000	3,581,542
Takeda Pharmaceutical Co Ltd (Japan) 3.025% due 07/09/40	3,500,000	3,392,406
Transurban Finance Co Pty Ltd (Australia) 2.450% due 03/16/31 ~	2,450,000	2,385,053
Universal Health Services Inc 2.650% due 10/15/30 ~	4,450,000	4,304,886
Viatris Inc 3.850% due 06/22/40 ~	3,350,000	3,435,125

		77,929,120

Energy - 2.0%

Cheniere Corpus Christi Holdings LLC 3.700% due 11/15/29	2,075,000	2,190,805
Energy Transfer Operating LP
3.750% due 05/15/30	4,000,000	4,128,525
4.750% due 01/15/26	6,000,000	6,666,190
Kinder Morgan Energy Partners LP 5.000% due 08/15/42	2,000,000	2,257,363
MPLX LP
5.200% due 12/01/47	1,200,000	1,363,824
6.875% due 02/15/23	3,000,000	3,015,000
Petroleos Mexicanos (Mexico) 6.350% due 02/12/48	2,100,000	1,734,421
Sabine Pass Liquefaction LLC 4.200% due 03/15/28	1,850,000	2,030,749

		23,386,877

Financial - 15.0%

Air Lease Corp
2.875% due 01/15/26	2,050,000	2,128,519
3.000% due 02/01/30	4,000,000	3,920,848
3.375% due 07/01/25	1,200,000	1,268,771
4.650% due 06/15/26	4,300,000	4,257,000
Ascot Group Ltd (Bermuda) 4.250% due 12/15/30 ~	1,000,000	1,039,400
Avolon Holdings Funding Ltd (Ireland)
2.750% due 02/21/28 ~	2,950,000	2,774,844
4.250% due 04/15/26 ~	1,350,000	1,415,272
Banco Santander SA (Spain) 2.749% due 12/03/30	3,000,000	2,859,969
Bank of America Corp
2.592% due 04/29/31	3,450,000	3,446,948
3.194% due 07/23/30	3,000,000	3,151,482
4.183% due 11/25/27	2,850,000	3,171,810
BNP Paribas SA (France) 4.625% due 08/25/69 ~	3,000,000	2,988,750

	Principal Amount	Value
Citigroup Inc
2.666% due 01/29/31	$5,250,000	$5,281,002
4.000% due 08/05/24	2,000,000	2,186,147
4.125% due 07/25/28	3,600,000	3,986,387
4.400% due 06/10/25	3,000,000	3,335,595
4.600% due 03/09/26	3,948,000	4,457,848
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	2,000,000	2,107,814
Commonwealth Bank of Australia (Australia) 2.688% due 03/11/31 ~	2,200,000	2,138,990
GE Capital Funding LLC 4.400% due 05/15/30 ~	2,000,000	2,265,989
GLP Capital LP REIT 5.250% due 06/01/25	3,450,000	3,876,351
Host Hotels & Resorts LP REIT
3.375% due 12/15/29	3,200,000	3,177,640
3.500% due 09/15/30	1,500,000	1,508,880
HSBC Holdings PLC (United Kingdom)
1.645% due 04/18/26	2,000,000	2,002,395
2.099% due 06/04/26	3,950,000	4,020,649
4.700% due 09/09/69	3,150,000	3,110,625
ING Groep NV (Netherlands)
due 04/01/27 #	2,000,000	2,003,539
JAB Holdings BV (Austria) 2.200% due 11/23/30 ~	1,000,000	940,560
JPMorgan Chase & Co
2.522% due 04/22/31	4,800,000	4,793,747
2.956% due 05/13/31	5,700,000	5,812,331
4.125% due 12/15/26	4,000,000	4,508,453
Liberty Mutual Group Inc 4.300% due 02/01/61 ~	5,650,000	5,102,892
LSEGA Financing PLC (United Kingdom)
due 04/06/31 # ~	3,000,000	2,963,686
due 04/06/41 # ~	2,200,000	2,186,823
Mid-America Apartments LP REIT 2.750% due 03/15/30	2,000,000	2,022,255
Morgan Stanley
2.699% due 01/22/31	5,900,000	6,010,450
5.000% due 11/24/25	3,500,000	4,026,712
OneMain Finance Corp
5.375% due 11/15/29	1,575,000	1,679,344
6.125% due 03/15/24	5,200,000	5,622,500
Piedmont Operating Partnership LP REIT
3.150% due 08/15/30	2,300,000	2,243,373
4.450% due 03/15/24	3,100,000	3,347,482
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	3,000,000	3,382,962
The Northwestern Mutual Life Insurance Co 3.625% due 09/30/59 ~	3,000,000	3,033,822
UBS Group AG (Switzerland) 4.375% due 02/10/31 ~	1,800,000	1,780,200
UDR Inc REIT 2.950% due 09/01/26	2,000,000	2,129,334
Ventas Realty LP REIT 3.000% due 01/15/30	2,050,000	2,092,030
VICI Properties LP REIT
3.500% due 02/15/25 ~	2,300,000	2,346,000
4.625% due 12/01/29 ~	4,000,000	4,156,200
Wells Fargo & Co
2.188% due 04/30/26	6,650,000	6,867,340
2.393% due 06/02/28	6,650,000	6,819,439
3.900% due 03/15/26	3,900,000	3,941,047
4.400% due 06/14/46	3,750,000	4,187,564
Willis North America Inc 2.950% due 09/15/29	5,400,000	5,586,221

		175,466,231

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Industrial - 4.2%

Allegion US Holding Co Inc 3.550% due 10/01/27	$4,336,000	$4,643,130
Berry Global Inc 4.875% due 07/15/26 ~	5,000,000	5,296,000
Flowserve Corp 3.500% due 10/01/30	6,600,000	6,720,974
General Electric Co 4.350% due 05/01/50	2,100,000	2,336,818
Masco Corp 7.750% due 08/01/29	2,000,000	2,658,390
Norbord Inc (Canada)
5.750% due 07/15/27 ~	3,000,000	3,204,900
6.250% due 04/15/23 ~	2,000,000	2,174,790
Standard Industries Inc 5.000% due 02/15/27 ~	2,550,000	2,663,156
Teledyne Technologies Inc 2.750% due 04/01/31	8,000,000	7,981,268
The Boeing Co 2.196% due 02/04/26	5,000,000	4,987,904
Vertical US Newco Inc (Germany) 5.250% due 07/15/27 ~	2,500,000	2,621,875
Vontier Corp 2.400% due 04/01/28 ~	2,350,000	2,314,727
Westinghouse Air Brake Technologies Corp 3.200% due 06/15/25	1,200,000	1,270,735

		48,874,667

Technology - 3.1%

Activision Blizzard Inc 2.500% due 09/15/50	2,000,000	1,681,684
Broadcom Inc
4.250% due 04/15/26	5,000,000	5,552,103
5.000% due 04/15/30	3,300,000	3,765,136
Citrix Systems Inc 3.300% due 03/01/30	2,800,000	2,883,142
Dell International LLC 4.900% due 10/01/26 ~	4,000,000	4,540,122
Fiserv Inc 3.500% due 07/01/29	4,150,000	4,482,456
NXP BV (Netherlands) 3.875% due 06/18/26 ~	3,000,000	3,306,614
Oracle Corp
2.875% due 03/25/31	2,650,000	2,699,804
3.950% due 03/25/51	5,000,000	5,163,364
VMware Inc 4.650% due 05/15/27	2,500,000	2,837,511

		36,911,936

Utilities - 3.4%

DPL Inc
4.125% due 07/01/25 ~	600,000	636,402
4.350% due 04/15/29	1,350,000	1,451,790
Duquesne Light Holdings Inc 2.532% due 10/01/30 ~	2,350,000	2,257,098
Electricite de France SA (France) 4.500% due 09/21/28 ~	2,000,000	2,281,374
Entergy Corp 1.900% due 06/15/28	900,000	880,461
IPALCO Enterprises Inc 4.250% due 05/01/30 ~	2,400,000	2,624,161
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	6,925,000	7,297,219
Pacific Gas and Electric Co 2.500% due 02/01/31	3,300,000	3,116,233
Pike Corp 5.500% due 09/01/28 ~	2,550,000	2,601,000
Southern California Edison Co 4.000% due 04/01/47	1,550,000	1,599,241

	Principal Amount	Value
Talen Energy Supply LLC
6.500% due 06/01/25	$1,000,000	$805,000
6.625% due 01/15/28 ~	2,500,000	2,504,687
The AES Corp 2.450% due 01/15/31 ~	3,250,000	3,109,939
Vistra Operations Co LLC 3.550% due 07/15/24 ~	5,500,000	5,758,984
WEC Energy Group Inc 1.800% due 10/15/30	2,500,000	2,335,095

		39,258,684

Total Corporate Bonds & Notes (Cost $548,842,294)		560,334,097

SENIOR LOAN NOTES - 15.1%

Basic Materials - 0.3%

Asplundh Tree Expert LLC Term B 1.859% (USD LIBOR + 1.750%) due 09/04/27 §	3,233,750	3,229,420

Communications - 0.9%

Charter Communications Operating LLC Term B-2 1.870% (USD LIBOR + 1.750%) due 02/01/27 §	2,977,330	2,965,605
CSC Holdings LLC Term B 2.356% (USD LIBOR + 2.250%) due 01/15/26 §	2,493,639	2,464,249
Term B-5 2.606% (USD LIBOR + 2.500%) due 04/15/27 §	4,207,500	4,166,553
SBA Senior Finance II LLC Term B 1.860% (USD LIBOR + 1.750%) due 04/11/25 §	1,196,923	1,184,538

		10,780,945

Consumer, Cyclical - 3.1%

Beacon Roofing Supply Inc Term B 2.365% (USD LIBOR + 2.250%) due 01/02/25 § ¥	1,271,388	1,266,422
ClubCorp Holdings Inc Term B 2.953% (USD LIBOR + 2.750%) due 09/18/24 §	2,956,290	2,786,303
Core & Main LP Term B 3.750% (USD LIBOR + 2.750%) due 08/01/24 §	4,987,113	4,979,324
Great Outdoors Group LLC Term B-1 5.000% (USD LIBOR + 4.250%) due 03/05/28 §	2,244,375	2,248,116
Harbor Freight Tools USA Inc Term B 3.750% (USD LIBOR + 3.000%) due 10/19/27 §	1,995,000	1,996,123
Marriott Ownership Resorts Inc Term B 1.856% (USD LIBOR + 1.750%) due 08/31/25 §	3,849,779	3,757,947
Restaurant Brands International Inc Term B (Canada) 1.859% (USD LIBOR + 1.750%) due 11/19/26 §	4,161,718	4,094,460
SeaWorld Parks & Entertainment Inc Term B-5 3.750% (USD LIBOR + 3.000%) due 03/31/24 §	3,849,396	3,793,260
SRS Distribution Inc Term B 3.109% (USD LIBOR + 3.000%) due 05/24/25 §	6,250,681	6,171,429
Stars Group Holdings BV Term B (Canada) 3.703% (USD LIBOR + 3.500%) due 07/10/25 §	4,528,801	4,542,953

		35,636,337

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Consumer, Non-Cyclical - 3.1%

Avantor Funding Inc Term B-3 3.250% (USD LIBOR + 2.250%) due 11/21/24 §	$4,513,901	$4,522,364
Bausch Health Americas Inc Term B 3.109% (USD LIBOR + 3.000%) due 06/01/25 §	6,323,614	6,309,626
Froneri US Inc Term B (United Kingdom) 2.359% (USD LIBOR + 2.250%) due 01/31/27 §	2,183,500	2,156,036
Pathway Vet Alliance LLC 3.859% (USD LIBOR + 3.750%) due 03/31/27 §	4,474,573	4,461,391
PetVet Care Centers LLC Term B-3 4.250% (USD LIBOR + 3.500%) due 02/15/25 § ¥	4,688,101	4,683,704
PPD Inc Term B 2.750% (USD LIBOR + 2.250%) due 01/13/28 §	4,000,000	3,987,812
Spin Holdco Inc Term B 4.750% (USD LIBOR + 4.000%) due 03/01/28 §	2,500,000	2,482,500
Sunshine Luxembourg VII SARL Term B (Luxembourg) 4.500% (USD LIBOR + 3.750%) due 10/02/26 §	3,719,962	3,722,618
US Foods Inc Term B 1.859% (USD LIBOR + 1.750%) due 06/27/23 §	2,758,380	2,726,022
Wand NewCo 3 Inc Term B-1 3.109% (USD LIBOR + 3.000%) due 02/05/26 §	1,768,506	1,749,161

		36,801,234

Financial - 2.2%

Acrisure LLC Term B 3.703% (USD LIBOR + 3.500%) due 02/15/27 §	2,233,111	2,210,221
AssuredPartners Inc Term B 3.609% (USD LIBOR + 3.500%) due 02/13/27 §	4,196,875	4,155,561
Deerfield Dakota Holding LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/09/27 §	2,977,500	2,984,944
HUB International Ltd Term B 2.965% (USD LIBOR + 2.750%) due 04/25/25 §	7,407,937	7,312,359
NFP Corp Term B 3.359% (USD LIBOR + 3.250%) due 02/13/27 §	4,950,000	4,881,423
USI Inc Term B 3.203% (USD LIBOR + 3.000%) due 05/16/24 §	3,852,540	3,812,983

		25,357,491

Industrial - 2.4%

Berry Global Inc Term Z 1.898% (USD LIBOR + 1.750%) due 07/01/26 §	3,981,919	3,955,778
Filtration Group Corp Term B 3.109% (USD LIBOR + 3.000%) due 03/29/25 §	7,209,703	7,119,581
Pactiv Evergreen Group Holdings Inc Term B-1 2.859% (USD LIBOR + 2.750%) due 02/05/23 §	5,482,305	5,473,309
The Hillman Group Inc Term B 4.109% (USD LIBOR + 4.000%) due 05/31/25 §	2,954,430	2,957,332

	Principal Amount	Value
TransDigm Inc
Term E 2.359% (USD LIBOR + 2.250%) due 05/30/25 §	$1,884,788	$1,848,590
Term F 2.359% (USD LIBOR + 2.250%) due 12/09/25 §	5,725,021	5,613,126
TricorBraun Holdings Inc 3.750% (USD LIBOR + 3.250%) due 03/03/28 §	822,494	816,261

		27,783,977

Technology - 2.4%

Applied Systems Inc Term B 3.500% (USD LIBOR + 3.000%) due 09/19/24 §	1,989,720	1,985,679
Dell International LLC Term B-2 2.000% (USD LIBOR + 1.750%) due 09/19/25 § ¥	4,649,567	4,651,227
Peraton Corp Term B due 02/01/28 ¥	1,594,172	1,594,837
4.500% (USD LIBOR + 3.750%) due 02/01/28 §	905,828	906,206
Sophia LP 3.953% (USD LIBOR + 3.750%) due 10/07/27 §	3,241,875	3,243,901
Tempo Acquisition LLC Term B 3.750% (USD LIBOR + 3.250%) due 10/31/26 §	4,786,329	4,790,517
The Dun & Bradstreet Corp Term B 3.359% (USD LIBOR + 3.250%) due 02/08/26 §	4,460,047	4,442,626
UKG Inc 4.000% (USD LIBOR + 3.250%) due 05/03/26 §	6,726,267	6,730,996

		28,345,989

Utilities - 0.7%

PG&E Corp Term B 3.500% (USD LIBOR + 3.000%) due 06/23/25 §	3,473,750	3,475,921
Pike Corp Term B 3.130% (USD LIBOR + 3.000%) due 01/21/28 §	5,000,000	4,995,980

		8,471,901

Total Senior Loan Notes (Cost $176,934,847)		176,407,294

MORTGAGE-BACKED SECURITIES - 2.1%

Fannie Mae - 2.1%

due 04/01/36 #	10,500,000	10,548,225
due 04/01/36 #	11,000,000	11,289,857
due 04/01/51 #	3,000,000	2,994,609

		24,832,691

Total Mortgage-Backed Securities (Cost $24,923,399)		24,832,691

ASSET-BACKED SECURITIES - 19.9%

Aimco CLO 11 Ltd (Cayman) 1.605% (USD LIBOR + 1.380%) due 10/15/31 ~ §	4,700,000	4,712,925
AmeriCredit Automobile Receivables Trust
0.760% due 12/18/25	2,450,000	2,456,173
0.890% due 10/19/26	2,450,000	2,443,408
0.970% due 02/18/26	1,000,000	1,009,553
1.100% due 03/20/23	620,104	621,312
1.480% due 02/18/26	1,000,000	1,019,891

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
2.600% due 09/18/23	$2,600,000	$2,635,209
2.690% due 06/19/23	3,175,524	3,205,605
2.710% due 08/18/22	525,350	527,021
3.130% due 02/18/25	1,250,000	1,286,099
3.360% due 02/18/25	1,000,000	1,043,960
Apidos CLO (Cayman) 1.823% (USD LIBOR + 1.600%) due 10/18/31 ~ §	3,600,000	3,609,005
Buttermilk Park CLO Ltd (Cayman) 1.341% (USD LIBOR + 1.100%) due 10/15/31 ~ §	1,600,000	1,600,799
Capital Auto Receivables Asset Trust
3.090% due 08/22/22 ~	1,600,000	1,612,999
Carlyle Global Market Strategies CLO Ltd (Cayman)
1.263% (USD LIBOR + 1.050%) due 07/27/31 ~ §	991,833	992,484
1.763% (USD LIBOR + 1.550%) due 07/27/31 ~ §	2,000,000	1,991,844
CIFC Funding 2015-III Ltd (Cayman) 1.093% (USD LIBOR + 0.870%) due 04/19/29 ~ §	1,500,000	1,499,405
Dryden 53 CLO Ltd (Cayman) 1.641% (USD LIBOR + 1.400%) due 01/15/31 ~ §	1,500,000	1,492,415
Dryden 61 CLO Ltd (Cayman) 1.090% (USD LIBOR + 0.990%) due 01/17/32 ~ §	4,250,000	4,250,000
Dryden 75 CLO Ltd (Cayman) 1.941% (USD LIBOR + 1.700%) due 07/15/30 ~ §	900,000	902,329
Dryden CLO Ltd (Cayman)
1.623% (USD LIBOR + 1.400%) due 04/18/31 ~ §	1,600,000	1,591,206
1.723% (USD LIBOR + 1.500%) due 07/17/31 ~ §	2,000,000	2,001,546
1.850% (USD LIBOR + 1.750%) due 01/17/32 ~ §	2,250,000	2,250,000
2.023% (USD LIBOR + 1.800%) due 07/17/31 ~ §	2,000,000	1,998,049
2.141% (USD LIBOR + 1.900%) due 04/15/31 ~ §	1,000,000	989,615
Dryden Senior Loan Fund (Cayman) 1.974% (USD LIBOR + 1.750%) due 07/20/29 ~ §	3,200,000	3,200,469
Ford Credit Auto Owner Trust
1.190% due 01/15/26	1,350,000	1,368,860
2.040% due 12/15/26	1,000,000	1,036,644
2.040% due 08/15/31 ~	2,000,000	2,073,045
2.350% due 04/15/23	2,500,000	2,518,245
3.190% due 07/15/31 ~	4,000,000	4,315,726
Madison Park Funding Ltd (Cayman)
1.841% (USD LIBOR + 1.600%) due 07/15/30 ~ §	2,600,000	2,602,474
1.973% (USD LIBOR + 1.750%) due 10/18/30 ~ §	2,600,000	2,602,010
2.091% (USD LIBOR + 1.850%) due 07/15/30 ~ §	1,400,000	1,399,342
Magnetite VIII Ltd (Cayman) 1.221% (USD LIBOR + 0.980%) due 04/15/31 ~ §	3,000,000	3,003,808
Magnetite XIV-R Ltd (Cayman) 1.343% (USD LIBOR + 1.120%) due 10/18/31 ~ §	2,500,000	2,506,447
Magnetite XIX Ltd (Cayman) 1.403% (USD LIBOR + 1.180%) due 07/17/30 ~ §	1,600,000	1,601,126
Magnetite XXIX Ltd (Cayman) 1.094% (USD LIBOR + 0.990%) due 01/15/34 ~ §	3,250,000	3,249,993

	Principal Amount	Value
MVW LLC 1.740% due 10/20/37 ~	$672,302	$684,644
Navient Private Education Refi Loan Trust
0.840% due 05/15/69 ~	1,451,080	1,447,817
1.170% due 09/16/69 ~	1,057,050	1,061,633
1.220% due 07/15/69 ~	1,590,904	1,598,748
1.310% due 01/15/69 ~	2,697,040	2,716,693
1.690% due 05/15/69 ~	6,468,034	6,579,390
2.460% due 11/15/68 ~	1,000,000	1,028,464
2.640% due 05/15/68 ~	2,000,000	2,047,100
Navient Student Loan Trust
0.762% (USD LIBOR + 0.600%) due 12/26/69 ~ §	3,000,000	3,015,091
0.829% (USD LIBOR + 0.720%) due 03/25/67 ~ §	2,000,000	2,017,587
1.159% (USD LIBOR + 1.050%) due 06/25/69 ~ §	2,388,054	2,442,227
1.310% due 12/26/69 ~	2,200,000	2,157,998
1.320% due 08/26/69 ~	4,306,962	4,217,704
Neuberger Berman Loan Advisers CLO 25 Ltd (Cayman)
1.039% (USD LIBOR + 0.930%) due 10/18/29 ~ §	2,600,000	2,600,000
1.459% (USD LIBOR + 1.350%) due 10/18/29 ~ §	1,500,000	1,500,000
Neuberger Berman Loan Advisers CLO 40 Ltd (Cayman) 1.248% (USD LIBOR + 1.060%) due 04/16/33 ~ §	500,000	501,016
OneMain Financial Issuance Trust
2.370% due 09/14/32 ~	351,990	352,572
Palmer Square CLO Ltd (Cayman)
1.044% (USD LIBOR + 0.850%) due 08/15/26 ~ §	681,003	681,029
1.323% (USD LIBOR + 1.100%) due 07/16/31 ~ §	2,500,000	2,502,018
1.596% (USD LIBOR + 1.370%) due 11/15/31 ~ §	6,500,000	6,531,802
Palmer Square Loan Funding Ltd (Cayman)
due 05/20/29 # ~	6,000,000	6,000,000
due 05/20/29 # ~	6,000,000	6,000,000
1.055% (USD LIBOR + 0.900%) due 04/20/29 ~ §	5,500,000	5,508,084
1.094% (USD LIBOR + 0.900%) due 11/15/26 ~ §	1,799,897	1,800,531
1.118% (USD LIBOR + 0.900%) due 10/24/27 ~ §	2,099,890	2,100,940
1.532% (USD LIBOR + 1.350%) due 02/20/28 ~ §	2,350,000	2,338,801
1.818% (USD LIBOR + 1.600%) due 10/24/27 ~ §	1,750,000	1,750,544
2.082% (USD LIBOR + 1.900%) due 02/20/28 ~ §	1,200,000	1,201,202
Regatta XIV Funding Ltd (Cayman) 1.408% (USD LIBOR + 1.190%) due 10/25/31 ~ §	1,400,000	1,401,877
Santander Drive Auto Receivables Trust
0.620% due 05/15/23	1,085,036	1,085,707
0.730% due 03/17/25	2,200,000	2,210,791
0.750% due 02/17/26	3,700,000	3,694,313
0.960% due 11/15/24	1,200,000	1,207,613
1.460% due 09/15/25	1,000,000	1,014,080
2.490% due 10/15/25	2,000,000	2,037,269
2.960% due 03/15/24	293,348	293,927
3.350% due 07/17/23	647,873	651,209
3.510% due 08/15/23	895,886	900,590
SLM Student Loan Trust 0.768% (USD LIBOR + 0.550%) due 10/25/64 ~ §	6,315,898	6,344,295

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
SMB Private Education Loan Trust
0.409% (USD LIBOR + 0.300%) due 09/15/54 ~ §	$2,701,106	$2,701,478
0.836% (USD LIBOR + 0.730%) due 01/15/53 ~ §	10,900,000	10,909,941
1.070% due 01/15/53 ~	5,908,757	5,844,759
1.290% due 07/15/53 ~	3,343,476	3,354,664
2.230% due 09/15/37 ~	6,500,000	6,686,304
2.340% due 09/15/34 ~	2,133,113	2,190,709
2.430% due 02/17/32 ~	2,702,182	2,768,434
2.700% due 05/15/31 ~	1,506,722	1,551,995
2.820% due 10/15/35 ~	3,279,174	3,404,099
2.880% due 09/15/34 ~	3,048,634	3,179,575
3.440% due 07/15/36 ~	2,285,599	2,428,221
3.500% due 02/15/36 ~	4,422,211	4,660,714
3.600% due 01/15/37 ~	1,208,526	1,283,900
3.630% due 11/15/35 ~	1,623,290	1,715,157
Sofi Consumer Loan Program Trust
2.450% due 08/25/28 ~	764,584	771,418
Sofi Professional Loan Program LLC
2.370% due 11/16/48 ~	1,916,556	1,958,637
SoFi Professional Loan Program Trust
2.540% due 05/15/46 ~	2,150,000	2,214,615
TIAA CLO IV Ltd (Cayman) 1.924% (USD LIBOR + 1.700%) due 01/20/32 ~ §	2,750,000	2,745,553

Total Asset-Backed Securities (Cost $231,126,563)		232,816,520

U.S. TREASURY OBLIGATIONS - 14.4%

U.S. Treasury Bonds - 2.5%

1.125% due 05/15/40	14,500,000	11,836,191
1.375% due 08/15/50	3,250,000	2,537,031
2.250% due 08/15/46	2,550,000	2,475,791
2.500% due 02/15/46	3,500,000	3,568,770
2.500% due 05/15/46	3,000,000	3,058,477
2.750% due 11/15/47	2,000,000	2,139,180
3.000% due 11/15/44	2,000,000	2,230,547
3.000% due 02/15/49	1,500,000	1,685,771

		29,531,758

U.S. Treasury Notes - 11.9%

0.250% due 10/31/25	7,000,000	6,817,207
0.375% due 09/30/27	5,000,000	4,706,152
0.500% due 06/30/27	5,000,000	4,772,754
0.500% due 10/31/27	8,000,000	7,578,437
0.625% due 11/30/27	7,000,000	6,676,250
0.625% due 05/15/30	18,000,000	16,384,219
1.125% due 02/28/27	7,000,000	6,982,090
1.250% due 07/31/23	5,000,000	5,121,387
1.375% due 08/31/23	4,000,000	4,111,953
1.375% due 09/30/23	4,500,000	4,628,408
1.625% due 11/15/22	5,000,000	5,120,703
1.625% due 02/15/26	7,000,000	7,241,172
1.625% due 05/15/26	8,000,000	8,264,375
1.625% due 09/30/26	10,000,000	10,302,930
1.750% due 11/15/29	10,000,000	10,120,703
2.000% due 11/30/22	6,000,000	6,186,094
2.250% due 02/15/27	2,000,000	2,124,726
2.375% due 05/15/29	5,000,000	5,314,551
2.500% due 02/28/26	7,400,000	7,969,597
2.625% due 02/15/29	7,000,000	7,573,262
2.875% due 08/15/28	1,250,000	1,375,220

		139,372,190

Total U.S. Treasury Obligations (Cost $169,238,562)		168,903,948

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 0.3%

Mexico Government (Mexico) 2.659% due 05/24/31	$3,000,000	$2,836,740

Total Foreign Government Bonds & Notes (Cost $3,000,000)		2,836,740

	Shares
SHORT-TERM INVESTMENT - 4.0%

Money Market Fund - 4.0%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	46,420,777	46,420,777

Total Short-Term Investment (Cost $46,420,777)		46,420,777

TOTAL INVESTMENTS - 103.7% (Cost $1,200,486,442)		1,212,552,067

OTHER ASSETS & LIABILITIES, NET - (3.7%)		(42,727,929)

NET ASSETS - 100.0%		$1,169,824,138

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	47.9%
Asset-Backed Securities	19.9%
Senior Loan Notes	15.1%
U.S. Treasury Obligations	14.4%
Short-Term Investment	4.0%
Others (each less than 3.0%)	2.4%

	103.7%
Other Assets & Liabilities, Net	(3.7%	)

	100.0%

(b)	Pursuant to the terms of the following senior loan agreement, the Fund had an unfunded loan commitment which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
TricorBraun Holdings Inc	$177,506	$176,161	($1,345)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2021

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$560,334,097	$—	$560,334,097	$—
	Senior Loan Notes	176,407,294	—	176,407,294	—
	Mortgage-Backed Securities	24,832,691	—	24,832,691	—
	Asset-Backed Securities	232,816,520	—	232,816,520	—
	U.S. Treasury Obligations	168,903,948	—	168,903,948	—
	Foreign Government Bonds & Notes	2,836,740	—	2,836,740	—
	Short-Term Investment	46,420,777	46,420,777	—	—
	Unfunded Loan Commitment	176,161	—	176,161	—

	Total	$1,212,728,228	$46,420,777	$1,166,307,451	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM STRATEGIC INCOME

Schedule of Investments

March 31, 2021

	Shares	Value
WARRANTS - 0.0%

Industrial - 0.0%

TNT Crane & Rigging Inc Exercise @ $31.17 Exp 10/16/25 * ±	7,188	$15,023

Total Warrants (Cost $374,715)		15,023

COMMON STOCKS - 2.6%

Basic Materials - 0.2%

Constellium SE *	120,738	1,774,849

Consumer, Cyclical - 0.7%

Beazer Homes USA Inc *	100,674	2,106,100
Cedar Fair LP *	21,677	1,076,914
Las Vegas Sands Corp *	25,986	1,578,909
Six Flags Entertainment Corp *	39,347	1,828,455

		6,590,378

Consumer, Non-Cyclical - 0.2%

HCA Healthcare Inc	11,238	2,116,565

Financial - 0.8%

Bank of America Corp	58,223	2,252,648
Citigroup Inc	28,183	2,050,313
The Goldman Sachs Group Inc	7,676	2,510,052
Wells Fargo & Co	40,688	1,589,680

		8,402,693

Industrial - 0.5%

Crown Holdings Inc	14,653	1,421,927
GFL Environmental Inc (Canada)	51,276	1,792,096
TNT Crane & Rigging Inc	4,054	55,404
Xylem Inc	17,839	1,876,306

		5,145,733

Utilities - 0.2%

Evoqua Water Technologies Corp *	78,150	2,055,345

Total Common Stocks (Cost $18,649,631)		26,085,563

EXCHANGE-TRADED FUNDS - 1.5%

iShares iBoxx High Yield Corporate Bond	85,426	7,447,438
SPDR Bloomberg Barclays High Yield Bond	77,175	8,396,640

Total Exchange-Traded Funds (Cost $15,132,384)		15,844,078

	Principal Amount

CORPORATE BONDS & NOTES - 65.3%

Basic Materials - 1.7%

Anglo American Capital PLC (South Africa)
2.625% due 09/10/30 ~	$4,450,000	4,360,409
2.875% due 03/17/31 ~	3,000,000	2,973,924
Constellium SE 3.750% due 04/15/29 ~	1,000,000	957,330
Hecla Mining Co 7.250% due 02/15/28	1,575,000	1,691,156
INEOS Quattro Finance 2 PLC (United Kingdom) 3.375% due 01/15/26 ~	1,800,000	1,802,250

	Principal Amount	Value
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	$2,785,000	$2,955,052
Perenti Finance Pty Ltd (Australia) 6.500% due 10/07/25 ~	2,050,000	2,171,362

		16,911,483

Communications - 8.4%

Arches Buyer Inc 4.250% due 06/01/28 ~	3,175,000	3,175,238
AT&T Inc
2.250% due 02/01/32	2,475,000	2,357,423
2.750% due 06/01/31	2,000,000	1,994,606
3.650% due 09/15/59 ~	2,642,000	2,419,743
4.350% due 03/01/29	1,000,000	1,132,297
Avaya Inc 6.125% due 09/15/28 ~	3,275,000	3,482,766
Booking Holdings Inc 4.625% due 04/13/30	5,950,000	6,938,532
CCO Holdings LLC
4.250% due 02/01/31 ~	1,000,000	1,003,470
5.000% due 02/01/28 ~	1,825,000	1,932,036
Charter Communications Operating LLC
2.800% due 04/01/31	1,950,000	1,926,097
3.750% due 02/15/28	1,500,000	1,626,707
3.900% due 06/01/52	5,000,000	4,809,084
4.200% due 03/15/28	2,750,000	3,033,069
5.050% due 03/30/29	1,500,000	1,725,811
Clear Channel Outdoor Holdings Inc 7.750% due 04/15/28 ~	200,000	198,175
CSC Holdings LLC
3.375% due 02/15/31 ~	1,000,000	943,750
4.625% due 12/01/30 ~	1,400,000	1,379,000
5.750% due 01/15/30 ~	200,000	210,900
6.500% due 02/01/29 ~	2,725,000	3,016,234
Diamond Sports Group LLC 12.750% due 12/01/26 ~	2,481,000	2,121,255
Frontier Communications Corp 5.000% due 05/01/28 ~	4,250,000	4,336,084
Level 3 Financing Inc 3.750% due 07/15/29 ~	350,000	342,965
LogMeIn Inc 5.500% due 09/01/27 ~	4,600,000	4,821,398
Lumen Technologies Inc 4.500% due 01/15/29 ~	3,800,000	3,713,265
Outfront Media Capital LLC
4.250% due 01/15/29 ~	1,000,000	963,970
6.250% due 06/15/25 ~	3,450,000	3,654,844
Sprint Capital Corp 8.750% due 03/15/32	1,000,000	1,479,750
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	25,000	25,227
T-Mobile USA Inc
2.625% due 02/15/29	175,000	170,151
2.875% due 02/15/31	75,000	72,581
3.375% due 04/15/29	1,125,000	1,135,547
3.500% due 04/15/31	375,000	378,281
3.875% due 04/15/30 ~	2,000,000	2,173,220
4.375% due 04/15/40 ~	4,400,000	4,893,064
Uber Technologies Inc
6.250% due 01/15/28 ~	675,000	736,054
7.500% due 05/15/25 ~	2,025,000	2,187,932
Verizon Communications Inc
2.550% due 03/21/31	5,000,000	4,999,835
3.700% due 03/22/61	4,000,000	3,960,651

		85,471,012

Consumer, Cyclical - 11.5%

Air Canada Pass-Through Trust ‘B’ (Canada) 3.875% due 09/15/24 ~	615,005	614,791
American Airlines Inc 5.750% due 04/20/29 ~	1,125,000	1,198,012

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
American Airlines Pass-Through Trust ‘A’
3.500% due 08/15/33	$1,844,427	$1,732,458
4.100% due 07/15/29	1,178,421	1,152,587
American Airlines Pass-Through Trust ‘AA’ 3.150% due 08/15/33	2,790,287	2,787,534
American Airlines Pass-Through Trust ‘B’
3.850% due 08/15/29	1,926,067	1,756,841
5.250% due 07/15/25	858,011	816,258
Ashton Woods USA LLC 6.625% due 01/15/28 ~	3,745,000	3,997,787
BCPE Ulysses Intermediate Inc 7.750% Cash or 8.500% PIK due 04/01/27 ~	700,000	727,562
Beazer Homes USA Inc
5.875% due 10/15/27	2,700,000	2,799,563
6.750% due 03/15/25	1,000,000	1,033,645
7.250% due 10/15/29	1,350,000	1,474,875
Boyd Gaming Corp 8.625% due 06/01/25 ~	1,300,000	1,447,225
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.300% due 06/15/34 ~	2,685,538	2,684,757
Caesars Entertainment Inc 6.250% due 07/01/25 ~	500,000	533,635
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	3,800,000	3,819,000
Carvana Co
5.500% due 04/15/27 ~	375,000	377,906
5.625% due 10/01/25 ~	3,875,000	3,980,013
5.875% due 10/01/28 ~	675,000	692,719
Cedar Fair LP 5.250% due 07/15/29	5,500,000	5,662,690
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	2,250,000	2,128,826
Core & Main Holdings LP 8.625% Cash or 9.375% PIK due 09/15/24 ~	1,575,000	1,603,382
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	2,750,000	2,856,274
Ford Motor Co
7.450% due 07/16/31	1,325,000	1,673,084
8.500% due 04/21/23	2,475,000	2,762,719
Ford Motor Credit Co LLC
3.375% due 11/13/25	400,000	407,300
4.000% due 11/13/30	400,000	397,296
4.125% due 08/17/27	1,000,000	1,033,750
General Motors Co
4.200% due 10/01/27	1,000,000	1,098,668
6.125% due 10/01/25	1,950,000	2,295,277
General Motors Financial Co Inc
3.200% due 07/06/21	1,550,000	1,556,783
4.375% due 09/25/21	1,500,000	1,527,917
5.100% due 01/17/24	1,000,000	1,106,445
Golden Nugget Inc 6.750% due 10/15/24 ~	5,375,000	5,441,758
Hyatt Hotels Corp 5.750% due 04/23/30	3,950,000	4,624,492
Kohl’s Corp 3.375% due 05/01/31	4,450,000	4,462,937
Las Vegas Sands Corp 3.500% due 08/18/26	3,450,000	3,599,823
Marriott International Inc 2.850% due 04/15/31	4,000,000	3,929,184
Meritage Homes Corp due 04/15/29 # ~	750,000	750,000
PetSmart Inc
4.750% due 02/15/28 ~	250,000	255,990
7.750% due 02/15/29 ~	4,150,000	4,497,355
PM General Purchaser LLC 9.500% due 10/01/28 ~	1,850,000	1,977,188

	Principal Amount	Value
Sands China Ltd (Macau) 4.375% due 06/18/30	$3,000,000	$3,180,870
SeaWorld Parks & Entertainment Inc 9.500% due 08/01/25 ~	500,000	544,350
Six Flags Entertainment Corp 5.500% due 04/15/27 ~	500,000	518,750
Six Flags Theme Parks Inc 7.000% due 07/01/25 ~	150,000	162,469
Stars Group Holdings BV (Canada) 7.000% due 07/15/26 ~	3,500,000	3,664,062
STL Holding Co LLC 7.500% due 02/15/26 ~	3,400,000	3,544,500
Tesla Inc 5.300% due 08/15/25 ~	7,525,000	7,817,346
The Scotts Miracle-Gro Co 4.000% due 04/01/31 ~	2,625,000	2,593,172
United Airlines Pass-Through Trust ‘AA’ 4.150% due 02/25/33	2,527,745	2,705,985
Viking Cruises Ltd
6.250% due 05/15/25 ~	3,200,000	3,180,336
7.000% due 02/15/29 ~	175,000	180,635
Viking Ocean Cruises Ship VII Ltd 5.625% due 02/15/29 ~	175,000	177,240

		117,546,021

Consumer, Non-Cyclical - 9.4%

Ahern Rentals Inc 7.375% due 05/15/23 ~	6,600,000	5,960,625
Albertsons Cos Inc
3.500% due 03/15/29 ~	1,575,000	1,500,802
5.875% due 02/15/28 ~	2,425,000	2,589,755
Allied Universal Holdco LLC 9.750% due 07/15/27 ~	5,950,000	6,538,693
AmerisourceBergen Corp 2.700% due 03/15/31	8,000,000	7,992,332
Anheuser-Busch InBev Worldwide Inc (Belgium) 4.750% due 01/23/29	3,825,000	4,472,584
Avantor Funding Inc 4.625% due 07/15/28 ~	3,375,000	3,528,934
Bausch Health Americas Inc
8.500% due 01/31/27 ~	450,000	499,856
9.250% due 04/01/26 ~	1,500,000	1,663,950
Bausch Health Cos Inc
5.000% due 01/30/28 ~	800,000	811,000
5.000% due 02/15/29 ~	400,000	398,000
5.250% due 02/15/31 ~	200,000	199,419
6.125% due 04/15/25 ~	4,050,000	4,156,110
Catalent Pharma Solutions Inc 3.125% due 02/15/29 ~	750,000	720,937
Charles River Laboratories International Inc
3.750% due 03/15/29 ~	575,000	576,627
4.000% due 03/15/31 ~	550,000	559,790
Cigna Corp 2.375% due 03/15/31	4,100,000	4,036,263
Community Health Systems Inc
4.750% due 02/15/31 ~	765,000	748,285
5.625% due 03/15/27 ~	325,000	340,844
6.625% due 02/15/25 ~	3,775,000	3,992,081
6.875% due 04/15/29 ~	75,000	78,609
CoStar Group Inc 2.800% due 07/15/30 ~	3,600,000	3,525,418
DaVita Inc 4.625% due 06/01/30 ~	2,750,000	2,805,302
HCA Inc
5.125% due 06/15/39	3,200,000	3,850,284
5.625% due 09/01/28	200,000	230,355
Kraft Heinz Foods Co
4.250% due 03/01/31	500,000	551,128
5.000% due 07/15/35	2,475,000	2,852,973
5.200% due 07/15/45	3,975,000	4,607,210

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
MPH Acquisition Holdings LLC 5.750% due 11/01/28 ~	$3,700,000	$3,612,125
Pilgrim’s Pride Corp due 04/15/31 # ~	1,850,000	1,845,338
Select Medical Corp 6.250% due 08/15/26 ~	3,150,000	3,352,545
Sysco Corp 6.600% due 04/01/50	2,950,000	4,270,703
Tenet Healthcare Corp 6.125% due 10/01/28 ~	2,675,000	2,795,375
Tms International Holding Corp 7.250% due 08/15/25 ~	6,417,000	6,561,383
Viatris Inc 2.700% due 06/22/30 ~	4,450,000	4,399,638

		96,625,273

Energy - 8.1%

Antero Midstream Partners LP
5.750% due 03/01/27 ~	2,650,000	2,655,552
7.875% due 05/15/26 ~	800,000	861,916
Antero Resources Corp
7.625% due 02/01/29 ~	1,350,000	1,440,281
8.375% due 07/15/26 ~	725,000	800,672
Archrock Partners LP
6.250% due 04/01/28 ~	2,025,000	2,060,792
6.875% due 04/01/27 ~	1,325,000	1,384,625
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	3,125,000	3,577,412
Cheniere Energy Partners LP 4.000% due 03/01/31 ~	1,150,000	1,171,562
Chesapeake Energy Corp 5.875% due 02/01/29 ~	4,275,000	4,539,516
Comstock Resources Inc
6.750% due 03/01/29 ~	400,000	410,750
9.750% due 08/15/26	1,085,000	1,181,294
Endeavor Energy Resources LP
5.500% due 01/30/26 ~	3,075,000	3,198,923
6.625% due 07/15/25 ~	350,000	374,605
Energy Transfer Operating LP
2.900% due 05/15/25	1,000,000	1,041,607
3.750% due 05/15/30	1,000,000	1,032,131
4.050% due 03/15/25	1,200,000	1,297,486
4.750% due 01/15/26	1,700,000	1,888,754
5.800% due 06/15/38	3,000,000	3,409,725
6.250% due 02/15/23	3,650,000	2,984,605
Enterprise Products Operating LLC 5.375% due 02/15/78	3,000,000	3,012,260
EQM Midstream Partners LP
4.750% due 01/15/31 ~	1,350,000	1,311,187
5.500% due 07/15/28	1,250,000	1,314,838
6.000% due 07/01/25 ~	500,000	538,750
6.500% due 07/01/27 ~	1,750,000	1,905,164
Genesis Energy LP 7.750% due 02/01/28	2,750,000	2,754,263
Global Partners LP 7.000% due 08/01/27	2,275,000	2,404,391
MPLX LP
2.650% due 08/15/30	2,225,000	2,183,092
4.800% due 02/15/29	1,350,000	1,549,027
6.875% due 02/15/23	450,000	452,250
New Fortress Energy Inc due 09/30/26 # ~	1,850,000	1,868,500
Occidental Petroleum Corp
2.900% due 08/15/24	4,875,000	4,827,664
5.500% due 12/01/25	325,000	344,175
6.125% due 01/01/31	325,000	359,474
6.625% due 09/01/30	700,000	787,710
8.000% due 07/15/25	800,000	919,844
8.500% due 07/15/27	1,175,000	1,394,578
8.875% due 07/15/30	1,500,000	1,893,750

	Principal Amount	Value
Range Resources Corp
8.250% due 01/15/29 ~	$1,450,000	$1,554,219
9.250% due 02/01/26	1,800,000	1,957,986
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	2,725,000	3,117,386
Sunoco Logistics Partners Operations LP 4.000% due 10/01/27	1,200,000	1,291,244
Tallgrass Energy Partners LP 6.000% due 12/31/30 ~	3,100,000	3,069,000
Targa Resources Partners LP
4.000% due 01/15/32 ~	350,000	329,619
4.875% due 02/01/31 ~	875,000	887,906
5.000% due 01/15/28	650,000	678,031
5.375% due 02/01/27	200,000	207,876
5.875% due 04/15/26	1,500,000	1,573,125
6.500% due 07/15/27	500,000	544,590
Vine Energy Holdings LLC due 04/15/29 # ~	2,975,000	2,975,000

		83,319,107

Financial - 10.7%

AerCap Ireland Capital DAC (Ireland)
3.300% due 01/23/23	1,850,000	1,918,618
4.450% due 10/01/25	2,000,000	2,174,498
4.625% due 10/15/27	1,000,000	1,098,170
Air Lease Corp
3.125% due 12/01/30	2,000,000	1,996,548
3.750% due 06/01/26	1,500,000	1,604,813
4.250% due 09/15/24	1,000,000	1,093,433
4.650% due 06/15/26	2,750,000	2,722,500
Athene Holding Ltd
3.500% due 01/15/31	1,000,000	1,028,834
6.150% due 04/03/30	4,925,000	6,014,090
Avolon Holdings Funding Ltd (Ireland)
2.125% due 02/21/26 ~	450,000	430,628
3.250% due 02/15/27 ~	3,200,000	3,179,668
Bank of America Corp
1.922% due 10/24/31	1,000,000	941,878
2.592% due 04/29/31	2,000,000	1,998,231
2.651% due 03/11/32	5,000,000	5,017,123
Barclays PLC (United Kingdom) 6.125% due 12/15/25	3,000,000	3,279,750
BOC Aviation Ltd (Singapore) 3.500% due 09/18/27 ~	4,000,000	4,244,120
Citigroup Inc
3.668% due 07/24/28	1,000,000	1,094,242
3.980% due 03/20/30	3,000,000	3,324,600
4.075% due 04/23/29	3,000,000	3,339,564
CNO Financial Group Inc 5.250% due 05/30/29	3,100,000	3,584,274
GLP Capital LP REIT
4.000% due 01/15/31	2,925,000	3,028,399
5.300% due 01/15/29	5,000,000	5,619,275
Host Hotels & Resorts LP REIT 3.375% due 12/15/29	4,800,000	4,766,459
Iron Mountain Inc REIT
4.500% due 02/15/31 ~	275,000	272,209
4.875% due 09/15/29 ~	4,175,000	4,231,154
5.000% due 07/15/28 ~	500,000	511,880
5.250% due 03/15/28 ~	575,000	598,359
5.250% due 07/15/30 ~	1,000,000	1,033,050
JPMorgan Chase & Co
2.522% due 04/22/31	1,950,000	1,947,459
4.005% due 04/23/29	2,000,000	2,232,434
4.125% due 12/15/26	2,725,000	3,071,384
Liberty Mutual Group Inc 4.300% due 02/01/61 ~	3,950,000	3,567,509
Morgan Stanley
3.591% due 07/22/28	1,000,000	1,091,113
5.000% due 11/24/25	3,150,000	3,624,041

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
OneMain Finance Corp
4.000% due 09/15/30	$800,000	$779,000
5.375% due 11/15/29	2,775,000	2,958,844
7.125% due 03/15/26	3,425,000	3,954,522
Standard Chartered PLC (United Kingdom)
1.456% due 01/14/27 ~	1,950,000	1,905,610
4.750% due 01/14/31 ~	4,000,000	3,988,500
The Goldman Sachs Group Inc 2.600% due 02/07/30	2,500,000	2,532,346
VICI Properties LP REIT
3.750% due 02/15/27 ~	1,050,000	1,051,806
4.625% due 12/01/29 ~	3,000,000	3,117,150
Wells Fargo & Co
2.393% due 06/02/28	2,500,000	2,563,699
3.900% due 03/15/26	1,300,000	1,313,682

		109,845,466

Industrial - 10.9%

Allegion US Holding Co Inc
3.200% due 10/01/24	3,000,000	3,185,683
3.550% due 10/01/27	650,000	696,041
Apex Tool Group LLC 9.000% due 02/15/23 ~	2,425,000	2,434,094
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	5,300,000	5,571,625
Ardagh Packaging Finance PLC (Ireland) 5.250% due 08/15/27 ~	1,629,000	1,663,339
BWX Technologies Inc due 04/15/29 # ~	1,850,000	1,877,750
Cargo Aircraft Management Inc 4.750% due 02/01/28 ~	6,050,000	6,257,969
Carrier Global Corp 2.722% due 02/15/30	4,450,000	4,495,614
Dycom Industries Inc due 04/15/29 # ~	750,000	753,750
Flowserve Corp 3.500% due 10/01/30	3,550,000	3,615,069
GFL Environmental Inc (Canada)
3.500% due 09/01/28 ~	1,025,000	995,531
3.750% due 08/01/25 ~	750,000	762,656
4.000% due 08/01/28 ~	375,000	363,516
Granite US Holdings Corp 11.000% due 10/01/27 ~	1,975,000	2,231,750
Hillenbrand Inc 3.750% due 03/01/31	3,875,000	3,798,624
Husky III Holding Ltd (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	2,050,000	2,235,781
Masco Corp 7.750% due 08/01/29	4,110,000	5,462,990
Mauser Packaging Solutions Holding Co
5.500% due 04/15/24 ~	1,875,000	1,903,125
7.250% due 04/15/25 ~	6,200,000	6,207,750
Penske Truck Leasing Co LP 3.350% due 11/01/29 ~	3,675,000	3,813,058
PowerTeam Services LLC 9.033% due 12/04/25 ~	2,750,000	3,038,750
Standard Industries Inc
4.750% due 01/15/28 ~	4,443,000	4,611,168
5.000% due 02/15/27 ~	1,500,000	1,566,563
Teledyne Technologies Inc 2.250% due 04/01/28	7,000,000	6,970,741
Textron Inc 3.000% due 06/01/30	3,700,000	3,765,513
The Boeing Co
5.040% due 05/01/27	4,700,000	5,362,478
5.930% due 05/01/60	2,925,000	3,763,022
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	3,395,000	3,534,874

	Principal Amount	Value
TransDigm Inc
4.625% due 01/15/29 ~	$675,000	$666,427
5.500% due 11/15/27	675,000	699,725
TransDigm UK Holdings PLC 6.875% due 05/15/26	3,500,000	3,694,688
TriMas Corp 4.125% due 04/15/29 ~	2,225,000	2,227,781
Vertical Holdco GmbH (Germany) 7.625% due 07/15/28 ~	1,400,000	1,507,975
Vertical US Newco Inc (Germany) 5.250% due 07/15/27 ~	1,400,000	1,468,250
Vontier Corp 2.950% due 04/01/31 ~	4,500,000	4,401,450
WRKCo Inc 3.900% due 06/01/28	5,175,000	5,698,745

		111,303,865

Technology - 3.0%

Broadcom Inc
4.150% due 11/15/30	3,950,000	4,268,462
4.250% due 04/15/26	2,700,000	2,998,136
Dell International LLC
4.900% due 10/01/26 ~	1,700,000	1,929,552
6.200% due 07/15/30 ~	2,950,000	3,666,972
8.100% due 07/15/36 ~	1,000,000	1,466,867
Oracle Corp
2.300% due 03/25/28	1,500,000	1,519,583
3.650% due 03/25/41	6,000,000	6,080,040
Rackspace Technology Global Inc 3.500% due 02/15/28 ~	4,700,000	4,529,155
Synaptics Inc 4.000% due 06/15/29 ~	375,000	373,050
Twilio Inc
3.625% due 03/15/29	750,000	761,122
3.875% due 03/15/31	2,750,000	2,815,615

		30,408,554

Utilities - 1.6%

Pacific Gas and Electric Co
3.300% due 12/01/27	1,000,000	1,045,851
3.500% due 08/01/50	3,425,000	2,982,422
PG&E Corp
5.000% due 07/01/28	500,000	528,900
5.250% due 07/01/30	500,000	530,625
Pike Corp 5.500% due 09/01/28 ~	4,050,000	4,131,000
Vistra Operations Co LLC
4.300% due 07/15/29 ~	6,000,000	6,346,354
5.625% due 02/15/27 ~	850,000	884,714

		16,449,866

Total Corporate Bonds & Notes (Cost $645,517,396)		667,880,647

SENIOR LOAN NOTES - 21.9%

Communications - 1.7%

Clear Channel Outdoor Holdings Inc Term B 3.712% (USD LIBOR + 3.500%) due 08/21/26 §	6,664,921	6,420,345
CommScope Inc Term B-2 3.359% (USD LIBOR + 3.250%) due 04/04/26 §	3,447,500	3,431,700
Uber Technologies Inc Term B due 02/25/27 ¥	2,493,590	2,486,244
3.618% (USD LIBOR + 3.500%) due 04/04/25 §	4,737,821	4,723,015

		17,061,304

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Consumer, Cyclical - 4.9%

Caesars Resort Collection LLC Term B 2.859% (USD LIBOR + 2.750%) due 12/22/24 §	$6,303,409	$6,212,798
ClubCorp Holdings Inc Term B 2.953% (USD LIBOR + 2.750%) due 09/18/24 §	4,362,930	4,112,061
Core & Main LP Term B 3.750% (USD LIBOR + 2.750%) due 08/01/24 §	6,967,856	6,956,973
Great Outdoors Group LLC Term B-1 5.000% (USD LIBOR + 4.250%) due 03/05/28 §	3,241,875	3,247,279
LBM Acquisition LLC
due 12/17/27 ¥	727,273	725,000
Term B 4.500% (USD LIBOR + 3.750%) due 12/17/27 §	3,272,727	3,262,500
Motion Finco LLC Term B (United Kingdom) 3.453% (USD LIBOR + 3.250%) due 11/04/26 §	2,985,019	2,891,737
SeaWorld Parks & Entertainment Inc Term B-5 3.750% (USD LIBOR + 3.000%) due 03/31/24 §	7,684,665	7,572,600
Spectacle Gary Holdings LLC 11.000% (USD LIBOR + 9.000%) due 12/23/25 §	3,500,000	3,820,834
SRS Distribution Inc Term B 3.109% (USD LIBOR + 3.000%) due 05/24/25 §	6,385,740	6,304,775
Tacala Investment Corp Term B 4.500% (USD LIBOR + 3.750%) due 02/05/27 §	3,889,798	3,868,727
(2nd Lien) 8.250% (USD LIBOR + 7.500%) due 02/05/28 §	1,500,000	1,503,750

		50,479,034

Consumer, Non-Cyclical - 3.3%

Bausch Health Americas Inc Term B 3.109% (USD LIBOR + 3.000%) due 06/01/25 §	1,885,646	1,881,475
Garda World Security Corp Term B (Canada) 4.250% (USD LIBOR + 4.250%) due 10/30/26 §	2,404,729	2,408,738
LifePoint Health Inc Term B 3.865% (USD LIBOR + 3.750%) due 11/16/25 §	4,458,381	4,454,199
Ortho-Clinical Diagnostics SA Term B (Luxembourg) 3.359% - 3.394% (USD LIBOR + 3.250%) due 06/30/25 §	3,487,971	3,486,607
Pathway Vet Alliance LLC 3.859% (USD LIBOR + 3.750%) due 03/31/27 §	5,979,610	5,961,994
PetVet Care Centers LLC
2.859% (USD LIBOR + 2.750%) due 02/14/25 §	2,961,838	2,927,128
Term B 3.359% (USD LIBOR + 3.250%) due 02/14/25 §	2,984,694	2,949,716
PPD Inc Term B 2.750% (USD LIBOR + 2.250%) due 01/13/28 §	4,000,000	3,987,812
Sunshine Luxembourg VII SARL Term B (Luxembourg) 4.500% (USD LIBOR + 3.750%) due 10/02/26 §	5,714,943	5,719,024

		33,776,693

	Principal Amount	Value
Energy - 0.5%

Traverse Midstream Partners LLC Term B 6.500% (USD LIBOR + 5.500%) due 09/27/24 §	$4,788,494	$4,766,548

Financial - 1.6%

AssuredPartners Inc Term B 3.609% (USD LIBOR + 3.500%) due 02/13/27 §	5,431,250	5,377,785
NFP Corp Term B 3.359% (USD LIBOR + 3.250%) due 02/13/27 §	4,702,500	4,637,352
USI Inc Term B 3.202% (USD LIBOR + 3.000%) due 05/16/24 §	6,338,234	6,273,153

		16,288,290

Industrial - 6.3%

Brand Industrial Services Inc 5.250% (USD LIBOR + 4.250%) due 06/21/24 §	3,859,649	3,805,676
Dynasty Acquisition Co Inc 3.703% (USD LIBOR + 3.500%) due 04/08/26 §	3,765,098	3,655,281
Engineered Machinery Holdings Inc 4.000% (USD LIBOR + 3.000%) due 07/19/24 §	3,825,574	3,816,695
Filtration Group Corp Term B 3.109% (USD LIBOR + 3.000%) due 03/29/25 §	5,968,010	5,893,410
Flex Acquisition Co Inc Term B 3.488% (USD LIBOR + 3.250%) due 06/29/25 §	967,064	952,472
4.000% (USD LIBOR + 3.500%) due 03/02/28 §	3,584,956	3,547,425
GFL Environmental Inc Term B (Canada) 3.500% (USD LIBOR + 3.000%) due 05/31/25 §	2,577,253	2,581,394
Mauser Packaging Solutions Holding Co Term B 3.443% (USD LIBOR + 3.250%) due 04/03/24 §	3,131,743	3,066,872
Pactiv Evergreen Group Holdings Inc Term B-1 2.859% (USD LIBOR + 2.750%) due 02/05/23 §	4,191,410	4,184,532
Pregis TopCo LLC
5.000% (USD LIBOR + 4.250%) due 08/01/26 ± §	1,000,000	1,002,500
Term B 3.859% (USD LIBOR + 3.750%) due 08/01/26 §	2,984,887	2,968,097
Proampac PG Borrower LLC Term B 5.000% (USD LIBOR + 4.000%) due 11/03/25 §	5,500,000	5,502,750
Standard Aero Ltd 3.703% (USD LIBOR + 3.500%) due 04/08/26 §	2,024,246	1,965,205
The Hillman Group Inc Term B 4.109% (USD LIBOR + 4.000%) due 05/31/25 §	3,979,540	3,983,447
Titan Acquisition Ltd Term B (Canada) 3.267% (USD LIBOR + 3.000%) due 03/28/25 §	3,904,560	3,833,790
TransDigm Inc
Term E 2.359% (USD LIBOR + 2.250%) due 05/30/25 §	2,468,750	2,421,338

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Term G 2.359% (USD LIBOR + 2.250%) due 08/22/24 §	$2,775,681	$2,728,842
Term F 2.359% (USD LIBOR + 2.250%) due 12/09/25 §	953,054	934,427
TricorBraun Holdings Inc 3.750% (USD LIBOR + 3.250%) due 03/03/28 §	4,112,471	4,081,306
USIC Holdings Inc 4.000% (USD LIBOR + 3.000%) due 12/09/23 §	2,987,441	2,979,351

		63,904,810

Technology - 3.2%

Applied Systems Inc Term B 3.500% (USD LIBOR + 3.000%) due 09/19/24 §	8,483,252	8,466,023
Bright Bidco BV Term B (Netherlands) due 06/30/24 ¥	3,979,330	3,057,689
Finastra USA Inc Term B 4.500% (USD LIBOR + 3.500%) due 06/13/24 §	4,986,392	4,894,193
Peraton Corp Term B due 02/01/28 ¥	1,275,338	1,275,870
4.500% (USD LIBOR + 3.750%) due 02/01/28 §	724,662	724,964
Rackspace Technology Global Inc Term B 3.500% (USD LIBOR + 2.750%) due 02/09/28 §	5,000,000	4,966,875
Tempo Acquisition LLC Term B 3.750% (USD LIBOR + 3.250%) due 10/31/26 §	5,816,437	5,821,527
UKG Inc 4.000% (USD LIBOR + 3.250%) due 05/03/26 §	3,980,025	3,982,823

		33,189,964

Utilities - 0.4%

PG&E Corp Term B 3.500% (USD LIBOR + 3.000%) due 06/23/25 §	4,218,125	4,220,761

Total Senior Loan Notes (Cost $223,411,129)		223,687,404

ASSET-BACKED SECURITIES - 2.5%

Apidos CLO (Cayman) 1.823% (USD LIBOR + 1.600%) due 10/18/31 ~ §	2,400,000	2,406,004
Dryden CLO Ltd (Cayman)
1.500% (USD LIBOR + 1.400%) due 01/17/32 ~ §	1,500,000	1,500,000
1.623% (USD LIBOR + 1.400%) due 04/18/31 ~ §	2,600,000	2,585,710
1.723% (USD LIBOR + 1.500%) due 07/17/31 ~ §	1,500,000	1,501,160
1.850% (USD LIBOR + 1.750%) due 01/17/32 ~ §	1,500,000	1,500,000
2.023% (USD LIBOR + 1.800%) due 07/17/31 ~ §	1,500,000	1,498,537
2.141% (USD LIBOR + 1.900%) due 04/15/31 ~ §	250,000	247,404
Dryden Senior Loan Fund (Cayman) 1.974% (USD LIBOR + 1.750%) due 07/20/29 ~ §	1,200,000	1,200,176

	Principal Amount	Value
Madison Park Funding Ltd (Cayman)
1.841% (USD LIBOR + 1.600%) due 07/15/30 ~ §	$2,000,000	$2,001,903
1.973% (USD LIBOR + 1.750%) due 10/18/30 ~ §	2,650,000	2,652,048
2.091% (USD LIBOR + 1.850%) due 07/15/30 ~ §	1,000,000	999,530
Palmer Square Loan Funding Ltd (Cayman)
1.532% (USD LIBOR + 1.350%) due 02/20/28 ~ §	2,000,000	1,990,469
2.082% (USD LIBOR + 1.900%) due 02/20/28 ~ §	1,000,000	1,001,002
3.468% (USD LIBOR + 3.250%) due 10/24/27 ~ §	2,250,000	2,258,253
Regatta Funding Ltd (Cayman) 6.191% (USD LIBOR + 5.950%) due 07/15/31 ~ §	2,500,000	2,350,168

Total Asset-Backed Securities (Cost $25,800,000)		25,692,364

	Shares
SHORT-TERM INVESTMENT - 5.8%

Money Market Fund - 5.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	59,257,909	59,257,909

Total Short-Term Investment (Cost $59,257,909)		59,257,909

TOTAL INVESTMENTS - 99.6% (Cost $988,143,164)		1,018,462,988

OTHER ASSETS & LIABILITIES, NET - 0.4%		4,249,535

NET ASSETS - 100.0%		$1,022,712,523

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	65.3%
Senior Loan Notes	21.9%
Short-Term Investment	5.8%
Others (each less than 3.0%)	6.6%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Pursuant to the terms of the following senior loan agreement, the Fund had an unfunded loan commitment which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
TricorBraun Holdings Inc	$888,413	$880,803	($7,610)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2021

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$15,023	$—	$—	$15,023
	Common Stocks
	Basic Materials	1,774,849	1,774,849	—	—
	Consumer, Cyclical	6,590,378	6,590,378	—	—
	Consumer, Non-Cyclical	2,116,565	2,116,565	—	—
	Financial	8,402,693	8,402,693	—	—
	Industrial	5,145,733	5,090,329	55,404	—
	Utilities	2,055,345	2,055,345	—	—

	Total Common Stocks	26,085,563	26,030,159	55,404	—

	Exchange-Traded Funds	15,844,078	15,844,078	—	—
	Corporate Bonds & Notes	667,880,647	—	667,880,647	—
	Senior Loan Notes	223,687,404	—	222,684,904	1,002,500
	Asset-Backed Securities	25,692,364	—	25,692,364	—
	Short-Term Investment	59,257,909	59,257,909	—	—
	Unfunded Loan Commitment	880,803	—	880,803	—

	Total	$1,019,343,791	$101,132,146	$917,194,122	$1,017,523

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended March 31, 2021:

	Warrants	Senior Loan Notes and Unfunded Loan Commitment	Total
Value, Beginning of Year	$—	$27,304,580	$27,304,580
Purchases	374,715	3,290,663	3,665,378
Sales (Includes Paydowns)	—	(18,046,509)	(18,046,509)
Accrued Discounts (Premiums)	—	83,566	83,566
Net Realized Gains (Losses)	—	(928,665)	(928,665)
Change in Net Unrealized Appreciation (Depreciation)	(359,692)	6,004,624	5,644,932
Transfers In	—	—	—
Transfers Out	—	(16,705,759)	(16,705,759)

Value, End of Year	$15,023	$1,002,500	$1,017,523

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($359,692)	($1,120)	($360,812)

The table below shows transfers to/from Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$16,705,759	3	2	Unobservable Single Broker Quote	Vendor Price (Observable inputs)

All significant unobservable inputs were provided by a single broker quote, or priced at cost.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM FLOATING RATE INCOME

Schedule of Investments

March 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 2.3%

Invesco Senior Loan	799,733	$17,698,092
iShares iBoxx High Yield Corporate Bond	53,740	4,685,053
SPDR Blackstone	513,200	23,473,768

Total Exchange-Traded Funds (Cost $43,291,153)		45,856,913

	Principal Amount
CORPORATE BONDS & NOTES - 2.7%

Communications - 0.4%

CommScope Inc 5.500% due 03/01/24 ~	$7,145,000	7,378,034

Consumer, Cyclical - 1.5%

American Airlines Inc 11.750% due 07/15/25 ~	7,418,000	9,185,264
Carnival Corp 9.875% due 08/01/27 ~	5,918,000	6,975,192
eG Global Finance PLC (United Kingdom)
6.750% due 02/07/25 ~	11,909,000	12,194,816
8.500% due 10/30/25 ~	2,000,000	2,134,440

		30,489,712

Industrial - 0.8%

TransDigm Inc 6.250% due 03/15/26 ~	15,176,000	16,108,641

Total Corporate Bonds & Notes (Cost $53,069,834)		53,976,387

SENIOR LOAN NOTES - 92.4%

Basic Materials - 4.1%

Aruba Investments Holdings LLC Term B 4.750% (USD LIBOR + 4.000%) due 11/24/27 ± §	4,250,000	4,265,937
ASP Unifrax Holdings Inc Term B 3.953% (USD LIBOR + 3.750%) due 12/14/25 § ¥	15,401,200	14,656,814
Diamond BC BV 3.109% (USD LIBOR + 3.000%) due 09/06/24 §	10,180,026	10,143,439
INEOS US Petrochem LLC Term B 3.250% (USD LIBOR + 2.750%) due 01/29/26 §	11,500,000	11,474,125
Schweitzer-Mauduit International Inc due 02/09/28 ± ¥	6,500,000	6,483,750
Solenis Holdings LLC 4.190% (USD LIBOR + 4.000%) due 06/26/25 §	7,151,363	7,140,193
SPA US HoldCo Inc Term B due 03/18/28 ¥	14,750,000	14,793,026
US Silica Co Term B 5.000% (USD LIBOR + 4.000%) due 05/01/25 §	9,270,557	8,954,366
Zep Inc Term B 5.000% (USD LIBOR + 4.000%) due 08/11/24 §	5,267,097	5,233,082

		83,144,732

	Principal Amount	Value
Communications - 6.7%

Arches Buyer Inc 3.750% (USD LIBOR + 3.250%) due 12/06/27 § ¥	$10,224,375	$10,175,380
Clear Channel Outdoor Holdings Inc Term B 3.712% (USD LIBOR + 3.500%) due 08/21/26 §	20,536,926	19,783,303
CNT Holdings I Corp Term B
4.500% (USD LIBOR + 3.750%) due 11/08/27 §	7,500,000	7,490,625
(2nd Lien)
7.500% (USD LIBOR + 6.750%) due 11/06/28 ± §	13,463,111	13,665,058
CommScope Inc Term B-2 3.359% (USD LIBOR + 3.250%) due 04/04/26 §	1,902,598	1,893,879
CSC Holdings LLC Term B-5 2.606% (USD LIBOR + 2.500%) due 04/15/27 §	9,692,668	9,598,338
Endurance International Group Holdings Inc Term B 4.250% (USD LIBOR + 3.500%) due 02/10/28 §	9,000,000	8,975,628
MH Sub I LLC 4.750% (USD LIBOR + 3.750%) due 09/15/24 §	9,456,131	9,394,817
MTN Infrastructure TopCo Inc Term B
4.000% (USD LIBOR + 3.000%) due 11/17/24 §	3,969,309	3,966,416
5.000% (USD LIBOR + 4.000%) due 11/17/24 §	7,698,094	7,722,150
Pug LLC
Term B
3.609% (USD LIBOR + 3.500%) due 02/13/27 §	6,873,557	6,658,759
Term B-1
8.750% (USD LIBOR + 8.000%) due 02/13/27 ± §	2,487,500	2,568,344
Radiate Holdco LLC Term B 4.250% (USD LIBOR + 3.500%) due 09/25/26 §	9,226,875	9,231,073
Uber Technologies Inc Term B 3.609% (USD LIBOR + 3.500%) due 04/04/25 §	22,941,026	22,869,335

		133,993,105

Consumer, Cyclical - 14.4%

Alterra Mountain Co Term B 5.500% (USD LIBOR + 4.500%) due 08/01/26 §	13,642,312	13,701,997
American Airlines Inc due 03/24/28 ¥	7,375,000	7,556,086
BCPE Empire Holdings Inc 5.000% (USD LIBOR + 4.250%) due 06/12/26 ± §	7,264,000	7,273,080
Carnival Corp Term B 8.500% (USD LIBOR + 7.500%) due 06/30/25 §	10,549,355	10,918,582
ClubCorp Holdings Inc Term B 2.953% (USD LIBOR + 2.750%) due 09/18/24 §	11,130,137	10,490,154
Core & Main LP Term B 3.750% (USD LIBOR + 2.750%) due 08/01/24 § ¥	27,422,590	27,379,756
Curium Bidco SARL Term B (Luxembourg)
3.953% (USD LIBOR + 3.750%) due 07/11/26 ± §	4,144,400	4,118,497
5.000% (USD LIBOR + 4.250%) due 09/10/27 ± §	3,588,750	3,593,236

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Diamond Resorts International Inc Term B due 09/02/23 ¥	$20,394,737	$20,420,230
FCG Acquisitions Inc (2nd Lien) due 03/17/29 ± ¥	6,750,000	6,783,750
First Brands Group LLC Term B 6.000% (USD LIBOR + 5.000%) due 03/24/27 §	10,750,000	10,692,896
Golden Nugget LLC Term B 3.250% (USD LIBOR + 2.500%) due 10/04/23 §	10,075,042	9,939,029
Great Outdoors Group LLC Term B-1 5.000% (USD LIBOR + 4.250%) due 03/05/28 § ¥	25,685,625	25,728,443
Harbor Freight Tools USA Inc Term B 3.750% (USD LIBOR + 3.000%) due 10/19/27 §	9,726,875	9,732,351
Jo-Ann Stores LLC Term B 6.000% (USD LIBOR + 5.000%) due 10/16/23 § ¥	10,000,000	9,975,000
K-Mac Holdings Corp (2nd Lien) 6.859% (USD LIBOR + 6.750%) due 03/16/26 §	6,947,833	6,913,094
Motion Finco LLC Term B (United Kingdom) 3.453% (USD LIBOR + 3.250%) due 11/04/26 §	9,640,865	9,339,588
New Trojan Parent Inc (2nd Lien) 7.750% (USD LIBOR + 7.250%) due 01/06/29 ± §	3,000,000	3,000,000
PetSmart Inc Term B 4.500% (USD LIBOR + 3.750%) due 02/12/28 §	14,738,000	14,731,854
Playa Resorts Holding BV Term B 3.750% (USD LIBOR + 2.750%) due 04/27/24 §	9,473,470	9,117,561
Protective Industrial Products Inc Term B 4.750% (USD LIBOR + 4.000%) due 01/06/28 §	9,000,000	8,988,750
Samsonite IP Holdings SARL
Term B
due 04/25/25 ¥	2,565,857	2,525,232
Term B-2
5.500% (USD LIBOR + 4.500%) due 04/25/25 § ¥	16,211,683	16,363,668
SeaWorld Parks & Entertainment Inc Term B-5 3.750% (USD LIBOR + 3.000%) due 03/31/24 §	10,329,007	10,178,379
SRS Distribution Inc Term B
3.109% (USD LIBOR + 3.000%) due 05/24/25 §	19,801,831	19,550,764
4.359% (USD LIBOR + 4.250%) due 05/24/25 §	9,642,717	9,628,658

		288,640,635

Consumer, Non-Cyclical - 22.1%

Aldevron LLC
(2nd Lien)
7.647% (USD LIBOR + 7.500%) due 10/11/27 ± §	3,575,000	3,592,875
Term B
4.250% (USD LIBOR + 3.250%) due 10/11/26 §	6,456,121	6,460,157
Allied Universal Holdco LLC 4.359% (USD LIBOR + 4.250%) due 07/12/26 §	19,019,390	18,992,041
Alphabet Holding Co Inc
3.609% (USD LIBOR + 3.500%) due 09/28/24 § ¥	2,573,961	2,559,944
(2nd Lien)
7.859% (USD LIBOR + 7.750%) due 08/15/25 § ¥	24,090,401	24,200,807

	Principal Amount	Value
American Residential Services LLC Term B 4.250% (USD LIBOR + 3.500%) due 10/15/27 §	$5,985,000	$5,985,000
ATI Holdings Acquisition Inc Term B 3.703% (USD LIBOR + 3.500%) due 05/10/23 § ¥	12,310,504	12,314,345
Bausch Health Americas Inc Term B
2.859% (USD LIBOR + 2.750%) due 11/27/25 §	5,344,995	5,323,412
3.109% (USD LIBOR + 3.000%) due 06/01/25 §	16,598,008	16,561,293
City Brewing Co LLC Term B due 04/01/28 ¥	4,500,000	4,477,500
Da Vinci Purchaser Corp Term B 5.000% (USD LIBOR + 4.000%) due 01/08/27 §	14,329,050	14,355,917
Envision Healthcare Corp Term B 3.859% (USD LIBOR + 3.750%) due 10/10/25 §	3,215,112	2,778,841
Gainwell Acquisition Corp Term B 4.750% (USD LIBOR + 4.000%) due 10/01/27 § ¥	27,181,875	27,113,920
Garda World Security Corp Term B (Canada) 4.250% (USD LIBOR + 4.250%) due 10/30/26 § ¥	8,088,317	8,101,800
Heartland Dental LLC
3.609% (USD LIBOR + 3.500%) due 04/30/25 § ¥	19,969,361	19,683,680
Term B
4.609% (USD LIBOR + 4.500%) due 04/30/25 §	896,808	890,081
H-Food Holdings LLC
3.796% (USD LIBOR + 3.688%) due 05/31/25 §	981,061	973,907
Term B-2
4.115% (USD LIBOR + 4.000%) due 05/31/25 §	5,880,691	5,859,556
Term B-3
6.000% (USD LIBOR + 5.000%) due 05/31/25 §	868,438	871,694
Kronos Acquisition Holdings Inc Term B (Canada) 4.250% (USD LIBOR + 3.750%) due 12/22/26 §	3,241,875	3,200,000
Mallinckrodt International Finance SA Term B 5.500% (USD LIBOR + 4.750%) due 09/24/24 § ¥ Y	9,737,207	9,627,663
Mavis Tire Express Services Corp
3.359% (USD LIBOR + 3.250%) due 03/20/25 §	5,752,082	5,744,293
5.000% (USD LIBOR + 4.000%) due 03/20/25 § ¥	20,470,651	20,486,639
Mister Car Wash Holdings Inc 3.358% (USD LIBOR + 3.250%) due 05/14/26 §	8,793,518	8,720,971
Ortho-Clinical Diagnostics SA Term B (Luxembourg) 3.359% (USD LIBOR + 3.250%) due 06/30/25 § ¥	5,181,887	5,179,861
PAREXEL International Corp Term B 2.859% (USD LIBOR + 2.750%) due 09/27/24 §	6,730,258	6,658,224
Pathway Vet Alliance LLC 3.859% (USD LIBOR + 3.750%) due 03/31/27 §	20,329,722	20,269,831

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
PetVet Care Centers LLC
(2nd Lien)
6.359% (USD LIBOR + 6.250%) due 02/15/26 §	$13,482,801	$13,474,374
Term B
3.359% (USD LIBOR + 3.250%) due 02/14/25 §	7,154,973	7,071,124
Term B-3
4.250% (USD LIBOR + 3.500%) due 02/15/25 § ¥	15,663,804	15,649,111
PPD Inc Term B 2.750% (USD LIBOR + 2.250%) due 01/13/28 §	18,444,197	18,387,997
Precision Medicine Group LLC
due 11/20/27 ¥	103,448	103,039
Term B
3.750% (USD LIBOR + 3.000%) due 11/20/27 § ¥	19,980,861	19,901,777
Shearer’s Foods, LLC Term B 4.250% (USD LIBOR + 3.500%) due 09/30/25 §	5,598,984	5,599,567
Spin Holdco Inc Term B 4.750% (USD LIBOR + 4.000%) due 03/01/28 §	20,250,000	20,108,250
Sunshine Luxembourg VII SARL Term B (Luxembourg) 4.500% (USD LIBOR + 3.750%) due 10/02/26 § ¥	35,060,566	35,085,599
Team Health Holdings Inc Term B 3.750% (USD LIBOR + 2.750%) due 02/06/24 §	14,315,699	13,359,611
Verscend Holding Corp Term B due 08/27/25 ± ¥	9,475,703	9,475,703
Vetcor Professional Practices LLC 3.199% (USD LIBOR + 3.000%) due 07/02/25 ± §	16,059,804	15,959,430
Wand NewCo 3 Inc Term B-1 3.109% (USD LIBOR + 3.000%) due 02/05/26 §	8,583,055	8,489,174

		443,649,008

Energy - 1.7%

BCP Raptor LLC 5.250% (USD LIBOR + 4.250%) due 06/30/24 § ¥	5,481,830	5,298,189
Brazos Delaware II LLC Term B 4.111% (USD LIBOR + 4.000%) due 05/29/25 § ¥	7,466,241	6,980,935
Traverse Midstream Partners LLC Term B 6.500% (USD LIBOR + 5.500%) due 09/27/24 § ¥	14,877,100	14,808,918
Win Waste Innovations Holdings Inc 3.250% (USD LIBOR + 2.750%) due 03/25/28 §	6,500,000	6,482,398

		33,570,440

Financial - 7.3%

Acrisure LLC Term B 3.703% (USD LIBOR + 3.500%) due 02/15/27 §	10,237,389	10,132,456
Alliant Holdings Intermediate LLC Term B 3.359% (USD LIBOR + 3.250%) due 05/10/25 §	10,533,184	10,411,031
AssuredPartners Inc Term B
3.609% (USD LIBOR + 3.500%) due 02/13/27 § ¥	9,281,145	9,189,781
5.500% (USD LIBOR + 4.500%) due 02/13/27 §	3,217,500	3,229,900

	Principal Amount	Value
Broadstreet Partners Inc Term B 4.750% (USD LIBOR + 3.750%) due 01/27/27 § ¥	$18,759,295	$18,796,814
Brookfield Retail Holdings VII Sub 3 LLC Term A-2 3.109% (USD LIBOR + 3.000%) due 08/24/23 §	14,375,000	14,060,547
Deerfield Dakota Holding LLC
(2nd Lien)
9.000% (USD LIBOR + 8.000%) due 04/14/28 ± §	14,668,233	14,961,598
Term B
4.750% (USD LIBOR + 3.750%) due 04/09/27 § ¥	15,314,726	15,353,012
HUB International Ltd
Term B
2.965% (USD LIBOR + 2.750%) due 04/25/25 §	7,609,518	7,511,340
Term B-3
4.000% (USD LIBOR + 3.250%) due 04/25/25 §	11,588,145	11,602,074
OneDigital Borrower LLC Term B 5.250% (USD LIBOR + 4.500%) due 11/16/27 §	12,059,570	12,079,674
Ryan Specialty Group LLC Term B due 09/01/27 ¥	6,930,088	6,941,626
USI Inc Term B 3.203% (USD LIBOR + 3.000%) due 05/16/24 §	11,886,706	11,764,653

		146,034,506

Industrial - 15.9%

Brand Industrial Services Inc 5.250% (USD LIBOR + 4.250%) due 06/21/24 §	6,591,594	6,499,417
Charter NEX US Inc 5.000% (USD LIBOR + 4.250%) due 12/01/27 §	10,500,000	10,531,993
Dynasty Acquisition Co Inc 3.703% (USD LIBOR + 3.500%) due 04/08/26 §	12,275,823	11,917,774
Engineered Machinery Holdings Inc
4.000% (USD LIBOR + 3.000%) due 07/19/24 §	11,131,579	11,105,743
5.250% (USD LIBOR + 4.250%) due 07/19/24 §	4,823,221	4,826,236
Filtration Group Corp Term B
3.109% (USD LIBOR + 3.000%) due 03/29/25 §	7,619,118	7,523,879
4.500% (USD LIBOR + 3.750%) due 03/29/25 §	8,084,375	8,098,523
Gates Global LLC Term B-3 3.500% (USD LIBOR + 2.750%) due 03/31/27 §	12,575,006	12,559,941
GFL Environmental Inc Term B (Canada) 3.500% (USD LIBOR + 3.000%) due 05/31/25 §	7,607,714	7,619,940
Graham Packaging Co Inc 3.750% (USD LIBOR + 3.000%) due 08/04/27 §	18,736,017	18,650,150
Granite US Holdings Corp Term B 4.203% (USD LIBOR + 4.000%) due 09/30/26 ± §	10,150,860	10,138,171
Icebox Holdings Inc Term B 4.250% (USD LIBOR + 3.250%) due 12/17/24 §	8,969,127	8,966,328
Kloeckner Pentaplast of America Inc Term B (Luxembourg) due 02/09/26 ¥	15,875,000	15,855,156

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
LTI Holdings Inc
4.859% (USD LIBOR + 4.750%) due 07/24/26 § ¥	$3,783,173	$3,754,799
Term B
3.609% (USD LIBOR + 3.500%) due 09/06/25 § ¥	12,587,617	12,420,441
Mauser Packaging Solutions Holding Co Term B 3.443% (USD LIBOR + 3.250%) due 04/03/24 §	18,692,489	18,305,293
Pregis TopCo LLC
5.000% (USD LIBOR + 4.250%) due 08/01/26 ± §	3,750,000	3,759,375
Term B
3.859% (USD LIBOR + 3.750%) due 08/01/26 § ¥	9,820,990	9,765,747
Pretium PKG Holdings Inc
4.750% (USD LIBOR + 4.000%) due 11/05/27 § ¥	11,346,563	11,351,294
(2nd Lien)
9.000% (USD LIBOR + 8.250%) due 11/05/28 ± § ¥	3,458,203	3,518,722
Pro Mach Group Inc Term B
2.859% (USD LIBOR + 2.750%) due 03/07/25 §	7,685,607	7,553,506
4.500% (USD LIBOR + 3.500%) due 03/07/25 §	7,212,108	7,121,957
Proampac PG Borrower LLC Term B 5.000% (USD LIBOR + 4.000%) due 11/03/25 §	14,303,050	14,310,202
Standard Aero Ltd 3.703% (USD LIBOR + 3.500%) due 04/08/26 §	6,599,905	6,407,406
Tank Holding Corp Term B 5.750% (USD LIBOR + 5.000%) due 03/26/26 §	4,987,500	5,016,592
The Hillman Group Inc
due 01/24/28 ¥	2,447,257	2,438,844
Term B
4.109% (USD LIBOR + 4.000%) due 05/31/25 §	17,980,492	17,998,149
Term B-1
due 01/24/28 ¥	10,052,743	10,018,181
The Kenan Advantage Group Inc Term B due 03/24/26 ¥	8,977,500	8,952,255
TransDigm Inc Term G 2.359% (USD LIBOR + 2.250%) due 08/22/24 §	11,699,073	11,501,651
TricorBraun Holdings Inc 3.750% (USD LIBOR + 3.250%) due 03/03/28 §	6,127,582	6,081,147
USIC Holdings Inc 4.000% (USD LIBOR + 3.000%) due 12/09/23 § ¥	11,053,541	11,023,608
Watlow Electric Manufacturing Co Term B due 03/02/28 ± ¥	6,750,000	6,745,781
WP CPP Holdings LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/30/25 §	5,877,627	5,733,625

		318,071,826

Technology - 19.4%

Applied Systems Inc
(2nd Lien)
6.250% (USD LIBOR + 5.500%) due 09/19/25 § ¥	19,625,000	19,772,188
Term B
3.500% (USD LIBOR + 3.000%) due 09/19/24 §	36,043,221	35,970,017

	Principal Amount	Value
athenahealth Inc Term B-1 4.453% (USD LIBOR + 4.250%) due 02/11/26 §	$22,466,175	$22,550,423
Bright Bidco BV Term B (Netherlands) 4.500% (USD LIBOR + 3.500%) due 06/30/24 § ¥	5,277,977	4,055,560
DCert Buyer Inc (2nd Lien) 7.109% (USD LIBOR + 7.000%) due 02/16/29 § ¥	8,000,000	8,060,000
ECI Macola/Max Holding LLC 4.500% (USD LIBOR + 3.750%) due 11/09/27 §	6,783,000	6,774,521
Epicor Software Corp
(2nd Lien)
8.750% (USD LIBOR + 7.750%) due 07/31/28 § ¥	14,306,385	14,830,958
Term B
4.000% (USD LIBOR + 3.250%) due 07/31/27 §	18,009,773	17,985,387
EQT Box Merger Sub Inc due 02/26/28 ± ¥	8,000,000	7,940,000
Finastra USA Inc
(2nd Lien)
8.250% (USD LIBOR + 7.250%) due 06/13/25 § ¥	7,500,000	7,561,605
Term B
4.500% (USD LIBOR + 3.500%) due 06/13/24 § ¥	28,586,109	28,057,552
Hyland Software Inc 4.250% (USD LIBOR + 3.500%) due 07/01/24 § ¥	4,038,287	4,039,971
IGT Holding IV AB Term B (Sweden) due 03/29/28 ¥	6,250,000	6,238,281
Ivanti Software Inc Term B 5.750% (USD LIBOR + 4.750%) due 12/01/27 §	9,110,360	9,165,022
Pearl Debt Merger Sub 1 Inc
(2nd Lien)
due 03/19/29 ± ¥	6,750,000	6,783,750
Term B
due 03/19/28 ± ¥	13,750,000	13,724,219
Peraton Corp
(2nd Lien)
due 02/01/29 ¥	7,625,000	7,777,500
Term B
4.500% (USD LIBOR + 3.750%) due 02/01/28 § ¥	19,500,000	19,508,132
Project Ruby Ultimate Parent Corp Term B 4.000% (USD LIBOR + 3.250%) due 03/10/28 § ¥	11,750,000	11,715,725
Rackspace Technology Global Inc Term B 3.500% (USD LIBOR + 2.750%) due 02/09/28 §	10,750,000	10,678,781
RealPage Inc Term B due 02/18/28 ¥	9,500,000	9,466,351
Sophia LP
3.953% (USD LIBOR + 3.750%) due 10/07/27 § ¥	12,468,643	12,476,436
(2nd Lien)
9.000% (USD LIBOR + 8.000%) due 10/07/28 ± §	17,019,230	17,614,903
Tempo Acquisition LLC Term B 3.750% (USD LIBOR + 3.250%) due 10/31/26 §	19,282,259	19,299,131
The Dun & Bradstreet Corp Term B 3.359% (USD LIBOR + 3.250%) due 02/08/26 §	19,848,051	19,770,525

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
UKG Inc
3.859% (USD LIBOR + 3.750%) due 05/03/26 § ¥	$11,048,379	$11,047,616
4.000% (USD LIBOR + 3.250%) due 05/03/26 § ¥	10,009,836	10,016,873
(2nd Lien)
7.500% (USD LIBOR + 6.750%) due 05/03/27 § ¥	13,250,000	13,630,938
Vision Solutions Inc Term B 5.500% (USD LIBOR + 4.750%) due 08/16/24 § ¥	11,363,785	11,394,558

		387,906,923

Utilities - 0.8%

PG&E Corp Term B 3.500% (USD LIBOR + 3.000%) due 06/23/25 §	16,268,045	16,278,213

Total Senior Loan Notes (Cost $1,836,004,595)		1,851,289,388

	Shares
SHORT-TERM INVESTMENT - 13.2%

Money Market Fund - 13.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	264,224,184	264,224,184

Total Short-Term Investment (Cost $264,224,184)		264,224,184

TOTAL INVESTMENTS - 110.6% (Cost $2,196,589,766)		2,215,346,872

OTHER ASSETS & LIABILITIES, NET - (10.6%)		(212,199,538)

NET ASSETS - 100.0%		$2,003,147,334

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	22.1%
Technology	19.4%
Industrial	16.7%
Consumer, Cyclical	15.9%
Short-Term Investment	13.2%
Financial	7.3%
Communications	7.1%
Basic Materials	4.1%
Others (each less than 3.0%)	4.8%

	110.6%
Other Assets & Liabilities, Net	(10.6%	)

	100.0%

(b)	Pursuant to the terms of the following senior loan agreements, the Fund had unfunded loan commitments which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
OneDigital Borrower LLC	$1,190,794	$1,192,414	$1,620
Precision Medicine Group LLC	2,126,156	2,109,478	(16,678)
TricorBraun Holdings Inc	1,322,418	1,312,396	(10,022)

	$4,639,368	$4,614,288	($25,080)

(c)	An investment with a value of $9,627,663 or 0.5% of the Fund’s net assets was in default as of March 31, 2021.

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Funds	$45,856,913	$45,856,913	$—	$—
	Corporate Bonds & Notes	53,976,387	—	53,976,387	—
	Senior Loan Notes	1,851,289,388	—	1,685,323,209	165,966,179
	Short-Term Investment	264,224,184	264,224,184	—	—
	Unfunded Loan Commitments	4,614,288	—	4,614,288	—

	Total	$2,219,961,160	$310,081,097	$1,743,913,884	$165,966,179

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended March 31, 2021:

Senior Loan Notes
Value, Beginning of Year	$136,049,366
Purchases	199,922,327
Sales (Includes Paydowns)	(130,812,840)
Accrued Discounts (Premiums)	248,997
Net Realized Gains (Losses)	(12,209,325)
Change in Net Unrealized Appreciation (Depreciation)	30,695,364
Transfers In	4,118,497
Transfers Out	(62,046,207)

Value, End of Year	$165,966,179

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$4,100,553

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2021

The table below shows transfers to/from Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$4,118,497	2	3	Vendor Price (Observable inputs)	Unobservable Single Broker Quote
62,046,207	3	2	Unobservable Single Broker Quote	Vendor Price (Observable inputs)

All significant unobservable inputs were provided by a single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM HIGH INCOME

Schedule of Investments

March 31, 2021

	Shares	Value
WARRANTS - 0.0%

Industrial - 0.0%

TNT Crane & Rigging Inc Exercise @ $31.17 Exp 10/16/25 ± *	1,258	$2,629

Total Warrants (Cost $65,291)		2,629

COMMON STOCKS - 2.0%

Basic Materials - 0.3%

Constellium SE *	19,340	284,298
Hexion Holdings Corp ‘B’ *	11,203	168,045

		452,343

Consumer, Cyclical - 0.3%

Beazer Homes USA Inc *	9,998	209,158
Cedar Fair LP *	3,561	176,910
Las Vegas Sands Corp *	1,881	114,290

		500,358

Consumer, Non-Cyclical - 0.2%

HCA Healthcare Inc	1,485	279,685

Financial - 0.5%

Citigroup Inc	4,210	306,278
Outfront Media Inc REIT	4,360	95,179
The Goldman Sachs Group Inc	1,166	381,282

		782,739

Industrial - 0.5%

Crown Holdings Inc	2,964	287,627
GFL Environmental Inc (Canada)	9,890	345,655
TNT Crane & Rigging Inc	709	9,689
Xylem Inc	2,037	214,252

		857,223

Utilities - 0.2%

Evoqua Water Technologies Corp *	14,233	374,328

Total Common Stocks (Cost $2,353,980)		3,246,676

	Principal Amount
CORPORATE BONDS & NOTES - 88.1%

Basic Materials - 3.4%

Alcoa Nederland Holding BV
4.125% due 03/31/29 ~	$300,000	302,937
5.500% due 12/15/27 ~	950,000	1,023,767
Constellium SE 3.750% due 04/15/29 ~	250,000	239,332
Hecla Mining Co 7.250% due 02/15/28	700,000	751,625
Hexion Inc 7.875% due 07/15/27 ~	400,000	430,850
INEOS Quattro Finance 2 PLC (United Kingdom) 3.375% due 01/15/26 ~	600,000	600,750
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	475,000	504,004
Novelis Corp 4.750% due 01/30/30 ~	650,000	671,174
5.875% due 09/30/26 ~	100,000	104,500
Perenti Finance Pty Ltd (Australia) 6.500% due 10/07/25 ~	700,000	741,441

		5,370,380

	Principal Amount	Value
Communications - 13.9%

Altice Financing SA (Luxembourg) 7.500% due 05/15/26 ~	$1,225,000	$1,281,656
Altice France SA (France) 7.375% due 05/01/26 ~	275,000	286,371
Arches Buyer Inc 4.250% due 06/01/28 ~	800,000	800,060
Avaya Inc 6.125% due 09/15/28 ~	700,000	744,408
CCO Holdings LLC
4.250% due 02/01/31 ~	400,000	401,388
4.750% due 03/01/30 ~	2,100,000	2,178,750
5.000% due 02/01/28 ~	100,000	105,865
5.375% due 06/01/29 ~	300,000	322,092
Clear Channel Outdoor Holdings Inc 7.750% due 04/15/28 ~	25,000	24,772
Clear Channel Worldwide Holdings Inc
5.125% due 08/15/27 ~	1,025,000	1,032,175
9.250% due 02/15/24	502,000	523,172
CommScope Inc 8.250% due 03/01/27 ~	750,000	803,441
CommScope Technologies LLC 6.000% due 06/15/25 ~	484,000	494,358
CSC Holdings LLC
3.375% due 02/15/31 ~	200,000	188,750
4.625% due 12/01/30 ~	200,000	197,000
6.500% due 02/01/29 ~	2,250,000	2,490,469
Diamond Sports Group LLC 12.750% due 12/01/26 ~	770,000	658,350
Frontier Communications Corp
5.000% due 05/01/28 ~	500,000	510,127
5.875% due 10/15/27 ~	150,000	159,281
Lamar Media Corp
3.625% due 01/15/31 ~	250,000	241,825
3.750% due 02/15/28	575,000	575,359
4.000% due 02/15/30	25,000	24,977
Level 3 Financing Inc 3.625% due 01/15/29 ~	225,000	218,391
3.750% due 07/15/29 ~	75,000	73,493
4.625% due 09/15/27 ~	850,000	876,320
LogMeIn Inc 5.500% due 09/01/27 ~	550,000	576,471
Lumen Technologies Inc
4.000% due 02/15/27 ~	500,000	511,400
4.500% due 01/15/29 ~	150,000	146,576
Nexstar Broadcasting Inc 5.625% due 07/15/27 ~	675,000	708,537
Outfront Media Capital LLC
4.250% due 01/15/29 ~	250,000	240,993
4.625% due 03/15/30 ~	50,000	48,188
5.000% due 08/15/27 ~	975,000	986,398
6.250% due 06/15/25 ~	175,000	185,391
Sprint Capital Corp 8.750% due 03/15/32	800,000	1,183,800
T-Mobile USA Inc
2.625% due 02/15/29	50,000	48,615
2.875% due 02/15/31	25,000	24,194
3.375% due 04/15/29	200,000	201,875
3.500% due 04/15/31	75,000	75,656
Uber Technologies Inc
6.250% due 01/15/28 ~	125,000	136,306
7.500% due 05/15/25 ~	125,000	135,057
8.000% due 11/01/26 ~	700,000	759,063
Zayo Group Holdings Inc 4.000% due 03/01/27 ~	750,000	737,854
6.125% due 03/01/28 ~	275,000	282,692

		22,201,916

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Consumer, Cyclical - 18.0%

American Airlines Inc 5.750% due 04/20/29 ~	$225,000	$239,602
American Airlines Pass-Through Trust ‘B’
3.850% due 08/15/29	317,235	289,362
5.250% due 07/15/25	100,101	95,230
Aramark Services Inc 6.375% due 05/01/25 ~	550,000	583,687
Ashton Woods USA LLC 6.625% due 01/15/28 ~	595,000	635,163
BCPE Ulysses Intermediate Inc 7.750% Cash or 8.500% PIK due 04/01/27 ~	150,000	155,906
Beazer Homes USA Inc 5.875% due 10/15/27	1,525,000	1,581,234
Boyd Gaming Corp
6.375% due 04/01/26	250,000	258,472
8.625% due 06/01/25 ~	425,000	473,131
Caesars Entertainment Inc
6.250% due 07/01/25 ~	450,000	480,271
8.125% due 07/01/27 ~	775,000	855,639
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	275,000	276,375
Carvana Co
5.500% due 04/15/27 ~	75,000	75,581
5.625% due 10/01/25 ~	700,000	718,970
5.875% due 10/01/28 ~	125,000	128,281
Cedar Fair LP
5.250% due 07/15/29	1,250,000	1,286,975
5.375% due 04/15/27	500,000	513,438
6.500% due 10/01/28 ~	225,000	242,297
Churchill Downs Inc 4.750% due 01/15/28 ~	225,000	233,224
Clarios Global LP
6.250% due 05/15/26 ~	700,000	744,303
8.500% due 05/15/27 ~	250,000	269,475
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	900,000	851,531
Core & Main Holdings LP 8.625% Cash or 9.375% PIK due 09/15/24 ~	250,000	254,505
Core & Main LP 6.125% due 08/15/25 ~	700,000	719,751
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	725,000	753,018
Ford Motor Co
4.346% due 12/08/26	1,640,000	1,730,512
7.450% due 07/16/31	1,250,000	1,578,381
9.000% due 04/22/25	100,000	121,240
9.625% due 04/22/30	100,000	139,714
Golden Nugget Inc 6.750% due 10/15/24 ~	1,375,000	1,392,078
Hilton Domestic Operating Co Inc
3.625% due 02/15/32 ~	75,000	72,889
3.750% due 05/01/29 ~	225,000	223,172
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24	1,200,000	1,252,626
IRB Holding Corp 7.000% due 06/15/25 ~	675,000	727,802
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	1,100,000	1,148,010
LBM Acquisition LLC 6.250% due 01/15/29 ~	625,000	644,531
Marriott Ownership Resorts Inc 4.750% due 01/15/28	525,000	532,119
Meritage Homes Corp due 04/15/29 # ~	150,000	150,000

	Principal Amount	Value
New Red Finance Inc (Canada) 3.500% due 02/15/29 ~	$300,000	$292,312
3.875% due 01/15/28 ~	100,000	101,224
4.375% due 01/15/28 ~	600,000	603,846
NMG Holding Co Inc 7.125% due 04/01/26 ~	125,000	127,656
PetSmart Inc 7.750% due 02/15/29 ~	600,000	650,220
PM General Purchaser LLC 9.500% due 10/01/28 ~	475,000	507,656
Scientific Games International Inc
7.000% due 05/15/28 ~	150,000	160,545
7.250% due 11/15/29 ~	350,000	380,342
8.250% due 03/15/26 ~	450,000	483,392
Six Flags Entertainment Corp 5.500% due 04/15/27 ~	1,075,000	1,115,313
Six Flags Theme Parks Inc 7.000% due 07/01/25 ~	25,000	27,078
STL Holding Co LLC 7.500% due 02/15/26 ~	650,000	677,625
The Scotts Miracle-Gro Co 4.000% due 04/01/31 ~	500,000	493,938
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	151,638	152,360
Viking Cruises Ltd
6.250% due 05/15/25 ~	525,000	521,774
7.000% due 02/15/29 ~	50,000	51,610
Viking Ocean Cruises Ship VII Ltd 5.625% due 02/15/29 ~	50,000	50,640

		28,826,026

Consumer, Non-Cyclical - 20.4%

Acadia Healthcare Co Inc 5.000% due 04/15/29 ~	225,000	234,049
Ahern Rentals Inc 7.375% due 05/15/23 ~	3,301,000	2,981,216
Albertsons Cos Inc
3.250% due 03/15/26 ~	100,000	99,742
3.500% due 03/15/29 ~	50,000	47,644
4.625% due 01/15/27 ~	50,000	51,875
5.875% due 02/15/28 ~	1,700,000	1,815,498
Allied Universal Holdco LLC 9.750% due 07/15/27 ~	2,300,000	2,527,562
Avantor Funding Inc 4.625% due 07/15/28 ~	625,000	653,506
Bausch Health Americas Inc 8.500% due 01/31/27 ~	1,250,000	1,388,487
Bausch Health Cos Inc
5.000% due 01/30/28 ~	125,000	126,719
5.000% due 02/15/29 ~	75,000	74,625
5.250% due 02/15/31 ~	25,000	24,927
6.125% due 04/15/25 ~	275,000	282,205
6.250% due 02/15/29 ~	825,000	878,131
Catalent Pharma Solutions Inc 3.125% due 02/15/29 ~	150,000	144,188
Charles River Laboratories International Inc
3.750% due 03/15/29 ~	100,000	100,283
4.000% due 03/15/31 ~	100,000	101,780
4.250% due 05/01/28 ~	800,000	825,352
Community Health Systems Inc
4.750% due 02/15/31 ~	180,000	176,067
5.625% due 03/15/27 ~	75,000	78,656
6.625% due 02/15/25 ~	1,675,000	1,771,321
6.875% due 04/15/29 ~	25,000	26,203
DaVita Inc 4.625% due 06/01/30 ~	450,000	459,049
Endo Luxembourg Finance Co I SARL 6.125% due 04/01/29 ~	125,000	126,250
Garda World Security Corp (Canada) 9.500% due 11/01/27 ~	497,000	550,954

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
HCA Inc
5.625% due 09/01/28	$100,000	$115,178
5.875% due 02/01/29	2,425,000	2,829,260
Jaguar Holding Co II 5.000% due 06/15/28 ~	775,000	808,131
JBS Investments II GmbH
5.750% due 01/15/28 ~	200,000	211,282
7.000% due 01/15/26 ~	1,150,000	1,226,820
JBS USA LUX SA
5.500% due 01/15/30 ~	650,000	720,688
6.500% due 04/15/29 ~	50,000	56,578
Kraft Heinz Foods Co
4.375% due 06/01/46	1,350,000	1,414,478
5.000% due 07/15/35	900,000	1,037,445
5.200% due 07/15/45	400,000	463,619
Legacy LifePoint Health LLC
4.375% due 02/15/27 ~	100,000	98,250
6.750% due 04/15/25 ~	50,000	53,250
LifePoint Health Inc 5.375% due 01/15/29 ~	100,000	98,625
MPH Acquisition Holdings LLC 5.750% due 11/01/28 ~	400,000	390,500
Pilgrim’s Pride Corp
due 04/15/31 # ~	350,000	349,118
5.875% due 09/30/27 ~	550,000	590,122
RegionalCare Hospital Partners Holdings Inc 9.750% due 12/01/26 ~	525,000	569,297
Select Medical Corp 6.250% due 08/15/26 ~	950,000	1,011,085
Tenet Healthcare Corp
4.625% due 06/15/28 ~	75,000	76,967
4.875% due 01/01/26 ~	180,000	187,380
6.125% due 10/01/28 ~	225,000	235,125
6.250% due 02/01/27 ~	1,100,000	1,162,986
6.750% due 06/15/23	975,000	1,057,777
7.500% due 04/01/25 ~	25,000	27,027
Tms International Holding Corp 7.250% due 08/15/25 ~	1,416,000	1,447,860
Triton Water Holdings Inc 6.250% due 04/01/29 ~	75,000	76,547
Verscend Escrow Corp 9.750% due 08/15/26 ~	650,000	698,162

		32,559,846

Energy - 11.9%

Antero Midstream Partners LP
5.750% due 03/01/27 ~	800,000	801,676
7.875% due 05/15/26 ~	150,000	161,609
Antero Resources Corp
7.625% due 02/01/29 ~	300,000	320,063
8.375% due 07/15/26 ~	575,000	635,016
Archrock Partners LP
6.250% due 04/01/28 ~	100,000	101,768
6.875% due 04/01/27 ~	475,000	496,375
Buckeye Partners LP
4.125% due 03/01/25 ~	25,000	25,554
4.500% due 03/01/28 ~	525,000	527,625
Cheniere Energy Partners LP
4.000% due 03/01/31 ~	425,000	432,969
5.625% due 10/01/26	675,000	706,995
Chesapeake Energy Corp 5.875% due 02/01/29 ~	550,000	584,031
Comstock Resources Inc
6.750% due 03/01/29 ~	75,000	77,016
9.750% due 08/15/26	647,000	704,421
Endeavor Energy Resources LP
5.500% due 01/30/26 ~	50,000	52,015
5.750% due 01/30/28 ~	975,000	1,031,375
6.625% due 07/15/25 ~	50,000	53,515

	Principal Amount	Value
Energy Transfer LP 6.250% due 02/15/23	$800,000	$654,160
EnLink Midstream LLC 5.625% due 01/15/28 ~	50,000	48,443
EnLink Midstream Partners LP 4.150% due 06/01/25	100,000	98,021
Enterprise Products Operating LLC 5.375% due 02/15/78	600,000	602,452
EQM Midstream Partners LP
4.750% due 01/15/31 ~	300,000	291,375
5.500% due 07/15/28	175,000	184,077
6.000% due 07/01/25 ~	75,000	80,812
6.500% due 07/01/27 ~	250,000	272,166
Genesis Energy LP 7.750% due 02/01/28	700,000	701,085
Global Partners LP 7.000% due 08/01/27	670,000	708,106
MPLX LP 6.875% due 02/15/23	650,000	653,250
New Fortress Energy Inc due 09/30/26 # ~	350,000	353,500
Occidental Petroleum Corp
2.900% due 08/15/24	1,200,000	1,188,348
5.500% due 12/01/25	75,000	79,425
5.875% due 09/01/25	475,000	508,392
6.125% due 01/01/31	75,000	82,956
6.625% due 09/01/30	300,000	337,590
8.000% due 07/15/25	100,000	114,980
8.500% due 07/15/27	150,000	178,031
8.875% due 07/15/30	800,000	1,010,000
Range Resources Corp
8.250% due 01/15/29 ~	350,000	375,156
9.250% due 02/01/26	500,000	543,885
Tallgrass Energy Partners LP 6.000% due 12/31/30 ~	650,000	643,500
Targa Resources Partners LP
4.000% due 01/15/32 ~	75,000	70,633
4.875% due 02/01/31 ~	600,000	608,850
5.375% due 02/01/27	50,000	51,969
5.875% due 04/15/26	425,000	445,719
6.500% due 07/15/27	50,000	54,459
USA Compression Partners LP 6.875% due 09/01/27	775,000	799,560
Vine Energy Holdings LLC due 04/15/29 # ~	575,000	575,000

		19,027,923

Financial - 4.2%

Iron Mountain Inc REIT
4.500% due 02/15/31 ~	75,000	74,239
4.875% due 09/15/29 ~	925,000	937,441
5.000% due 07/15/28 ~	75,000	76,782
5.250% due 03/15/28 ~	100,000	104,063
OneMain Finance Corp
4.000% due 09/15/30	150,000	146,062
5.375% due 11/15/29	225,000	239,906
6.125% due 03/15/24	625,000	675,781
6.875% due 03/15/25	25,000	28,483
7.125% due 03/15/26	1,950,000	2,251,480
8.875% due 06/01/25	50,000	55,482
SBA Communications Corp REIT 3.125% due 02/01/29 ~	200,000	192,480
The Howard Hughes Corp
4.375% due 02/01/31 ~	75,000	73,547
5.375% due 08/01/28 ~	1,125,000	1,184,766
VICI Properties LP REIT
3.750% due 02/15/27 ~	175,000	175,301
4.250% due 12/01/26 ~	200,000	204,932
4.625% due 12/01/29 ~	200,000	207,810

		6,628,555

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Industrial - 12.1%

Apex Tool Group LLC 9.000% due 02/15/23 ~	$450,000	$451,688
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	700,000	735,875
Bombardier Inc (Canada) 7.500% due 03/15/25 ~	525,000	517,125
Brand Industrial Services Inc 8.500% due 07/15/25 ~	650,000	656,695
BWX Technologies Inc due 04/15/29 # ~	350,000	355,250
Cargo Aircraft Management Inc 4.750% due 02/01/28 ~	575,000	594,766
Dycom Industries Inc due 04/15/29 # ~	150,000	150,750
Gates Global LLC 6.250% due 01/15/26 ~	675,000	708,190
GFL Environmental Inc (Canada)
3.500% due 09/01/28 ~	225,000	218,531
3.750% due 08/01/25 ~	225,000	228,797
4.000% due 08/01/28 ~	75,000	72,703
5.125% due 12/15/26 ~	225,000	237,397
Granite US Holdings Corp 11.000% due 10/01/27 ~	800,000	904,000
Hillenbrand Inc 3.750% due 03/01/31	650,000	637,188
Husky III Holding Ltd (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	175,000	190,859
Mauser Packaging Solutions Holding Co 7.250% due 04/15/25 ~	1,375,000	1,376,719
PowerTeam Services LLC 9.033% due 12/04/25 ~	675,000	745,875
Sensata Technologies BV 4.000% due 04/15/29 ~	150,000	152,986
5.625% due 11/01/24 ~	1,175,000	1,307,922
Sensata Technologies Inc
3.750% due 02/15/31 ~	75,000	74,039
4.375% due 02/15/30 ~	1,150,000	1,206,781
Standard Industries Inc
3.375% due 01/15/31 ~	75,000	71,156
4.375% due 07/15/30 ~	175,000	176,844
4.750% due 01/15/28 ~	1,600,000	1,660,560
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	1,210,000	1,259,852
TransDigm Inc
6.250% due 03/15/26 ~	700,000	743,019
8.000% due 12/15/25 ~	225,000	245,250
TransDigm UK Holdings PLC 6.875% due 05/15/26	1,525,000	1,609,828
TriMas Corp 4.125% due 04/15/29 ~	425,000	425,531
Vertical Holdco GmbH (Germany) 7.625% due 07/15/28 ~	625,000	673,203
Vertical US Newco Inc (Germany) 5.250% due 07/15/27 ~	525,000	550,594
VM Consolidated Inc 5.500% due 04/15/29 ~	400,000	410,372

		19,350,345

Technology - 2.0%

BY Crown Parent LLC 4.250% due 01/31/26 ~	550,000	571,824
Entegris Inc 4.375% due 04/15/28 ~	525,000	542,666
Rackspace Technology Global Inc 3.500% due 02/15/28 ~	375,000	361,369

	Principal Amount	Value
Synaptics Inc 4.000% due 06/15/29 ~	$75,000	$74,610
Tempo Acquisition LLC
5.750% due 06/01/25 ~	125,000	132,344
6.750% due 06/01/25 ~	500,000	511,563
Twilio Inc
3.625% due 03/15/29	150,000	152,224
3.875% due 03/15/31	450,000	460,737
Veritas US Inc 7.500% due 09/01/25 ~	375,000	389,962

		3,197,299

Utilities - 2.2%

Calpine Corp 5.125% due 03/15/28 ~	550,000	553,336
NRG Energy Inc
3.625% due 02/15/31 ~	200,000	195,375
5.250% due 06/15/29 ~	300,000	321,695
7.250% due 05/15/26	390,000	406,185
Pike Corp 5.500% due 09/01/28 ~	625,000	637,500
Talen Energy Supply LLC
6.500% due 06/01/25	650,000	523,250
7.250% due 05/15/27 ~	100,000	102,405
7.625% due 06/01/28 ~	100,000	101,437
Vistra Operations Co LLC
5.000% due 07/31/27 ~	375,000	386,632
5.500% due 09/01/26 ~	200,000	207,500
5.625% due 02/15/27 ~	100,000	104,084

		3,539,399

Total Corporate Bonds & Notes (Cost $134,005,179)		140,701,689

SENIOR LOAN NOTES - 3.7%

Consumer, Cyclical - 2.0%

18 Fremont Street Acquisition LLC 9.500% (USD LIBOR + 8.000%) due 08/09/25 ± §	250,000	253,125
SeaWorld Parks & Entertainment Inc Term B-5 3.750% (USD LIBOR + 3.000%) due 03/31/24 §	1,474,508	1,453,006
Spectacle Gary Holdings LLC 11.000% (USD LIBOR + 9.000%) due 12/23/25 §	625,000	682,292
SRS Distribution Inc Term B 3.109% (USD LIBOR + 3.000%) due 05/24/25 §	593,909	586,378
Tacala Investment Corp Term B (2nd Lien) 8.250% (USD LIBOR + 7.500%) due 02/05/28 §	250,000	250,625

		3,225,426

Energy - 0.3%

Traverse Midstream Partners LLC Term B 6.500% (USD LIBOR + 5.500%) due 09/27/24 §	471,126	468,966

Industrial - 0.6%

Dynasty Acquisition Co Inc 3.703% (USD LIBOR + 3.500%) due 04/08/26 §	640,594	621,910
Standard Aero Ltd 3.703% (USD LIBOR + 3.500%) due 04/08/26 §	344,406	334,361

		956,271

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Technology - 0.8%

Bright Bidco BV Term B (Netherlands) due 06/30/24 ¥	$746,124	$573,317
The Dun & Bradstreet Corp Term B 3.359% (USD LIBOR + 3.250%) due 02/08/26 §	594,011	591,691

		1,165,008

Total Senior Loan Notes (Cost $5,516,607)		5,815,671

ASSET-BACKED SECURITIES - 4.0%

Benefit Street Partners CLO Ltd (Cayman)
6.174% (USD LIBOR + 5.950%) due 04/20/31 ~ §	250,000	231,102
6.923% (USD LIBOR + 6.700%) due 01/17/32 ~ §	250,000	245,402
Dryden Senior Loan Fund (Cayman)
6.994% (USD LIBOR + 6.800%) due 05/15/32 ~ §	425,000	426,038
7.441% (USD LIBOR + 7.200%) due 04/15/31 ~ §	250,000	220,134
Kayne CLO II Ltd (Cayman)
6.145% (USD LIBOR + 6.000%) due 10/15/31 ~ §	400,000	392,486
7.595% (USD LIBOR + 7.450%) due 10/15/31 ~ §	250,000	241,297
Magnetite XXII Ltd (Cayman) 6.991% (USD LIBOR + 6.750%) due 04/15/31 ~ §	500,000	501,023
Magnetite XXIX Ltd (Cayman) 5.854% (USD LIBOR + 5.750%) due 01/15/34 ~ §	1,050,000	1,049,956
Neuberger Berman CLO XXIII Ltd (Cayman) 5.973% (USD LIBOR + 5.750%) due 10/17/27 ~ §	300,000	293,967
Neuberger Berman Loan Advisers CLO Ltd (Cayman)
due 04/20/31 # ~	500,000	500,000
6.394% (USD LIBOR + 6.200%) due 01/20/31 ~ §	750,000	749,988
6.974% (USD LIBOR + 6.750%) due 04/20/31 ~ §	500,000	501,226
OCP CLO Ltd (Cayman) 5.173% (USD LIBOR + 4.950%) due 10/18/28 ~ §	500,000	496,452

	Principal Amount	Value
OHA Credit Partners VII Ltd (Cayman) 6.418% (USD LIBOR + 6.250%) due 02/20/34 ~ §	$250,000	$250,129
Voya CLO Ltd (Cayman) 7.721% (USD LIBOR + 7.480%) due 01/15/33 ~ §	300,000	302,587

Total Asset-Backed Securities (Cost $6,417,766)		6,401,787

	Shares
SHORT-TERM INVESTMENT - 1.5%

Money Market Fund - 1.5%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	2,418,358	2,418,358

Total Short-Term Investment (Cost $2,418,358)		2,418,358

TOTAL INVESTMENTS - 99.3% (Cost $150,777,181)		158,586,810

OTHER ASSETS & LIABILITIES, NET - 0.7%		1,190,104

NET ASSETS - 100.0%		$159,776,914

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	20.6%
Consumer, Cyclical	20.3%
Communications	13.9%
Industrial	13.2%
Energy	12.2%
Financial	4.7%
Asset-Backed Securities	4.0%
Basic Materials	3.7%
Others (each less than 3.0%)	6.7%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$2,629	$—	$—	$2,629
	Common Stocks
	Basic Materials	452,343	452,343	—	—
	Consumer, Cyclical	500,358	500,358	—	—
	Consumer, Non-Cyclical	279,685	279,685	—	—
	Financial	782,739	782,739	—	—
	Industrial	857,223	847,534	9,689	—
	Utilities	374,328	374,328	—	—

	Total Common Stocks	3,246,676	3,236,987	9,689	—

	Corporate Bonds & Notes	140,701,689	—	140,701,689	—
	Senior Loan Notes	5,815,671	—	5,562,546	253,125
	Asset-Backed Securities	6,401,787	—	6,401,787	—
	Short-Term Investment	2,418,358	2,418,358	—	—

	Total	$158,586,810	$5,655,345	$152,675,711	$255,754

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2021

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended March 31, 2021:

	Warrants	Senior Loan Notes and Unfunded Loan Commitment	Total
Value, Beginning of Year	$—	$2,825,470	$2,825,470
Purchases	65,291	750,000	815,291
Sales (Includes Paydowns)	—	(3,091,753)	(3,091,753)
Accrued Discounts (Premiums)	—	24,502	24,502
Net Realized Gains (Loses)	—	(118,173)	(118,173)
Change in Net Unrealized Appreciation (Depreciation)	(62,662)	795,996	733,334
Transfers In	—	—	—
Transfers Out	—	(932,917)	(932,917)

Value, End of Year	$2,629	$253,125	$255,754

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($62,662)	$41,197	($21,465)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM ESG CORE BOND

Schedule of Investments

March 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 56.7%

Communications - 4.8%

Charter Communications Operating LLC 2.300% due 02/01/32	$250,000	$232,684
Discovery Communications LLC 4.125% due 05/15/29	250,000	276,498
Sprint Spectrum Co LLC 4.738% due 09/20/29 ~	300,000	322,148
The Walt Disney Co 2.750% due 09/01/49	100,000	91,730
Verizon Communications Inc 3.400% due 03/22/41	250,000	254,157

		1,177,217

Consumer, Cyclical - 3.8%

Delta Air Lines Pass-Through Trust ‘AA’ 3.204% due 10/25/25	200,000	207,526
Ferguson Finance PLC 3.250% due 06/02/30 ~	200,000	210,947
Las Vegas Sands Corp 2.900% due 06/25/25	100,000	102,454
Lowe’s Cos Inc 1.300% due 04/15/28	100,000	95,144
Marriott International Inc 3.500% due 10/15/32	100,000	103,915
Sands China Ltd (Macau) 4.600% due 08/08/23	200,000	214,378

		934,364

Consumer, Non-Cyclical - 9.7%

Amgen Inc 3.150% due 02/21/40	100,000	99,364
Anheuser-Busch InBev Worldwide Inc (Belgium) 3.750% due 07/15/42	500,000	514,346
Cigna Corp 2.375% due 03/15/31	200,000	196,891
CVS Health Corp 1.750% due 08/21/30	300,000	280,259
Gilead Sciences Inc 1.650% due 10/01/30	150,000	140,962
HCA Inc 5.250% due 04/15/25	125,000	142,844
Heineken NV (Netherlands) 3.500% due 01/29/28 ~	200,000	217,982
Humana Inc 3.125% due 08/15/29	250,000	261,048
IHS Markit Ltd 3.625% due 05/01/24	100,000	107,439
Sysco Corp 2.400% due 02/15/30	100,000	99,491
Takeda Pharmaceutical Co Ltd (Japan) 2.050% due 03/31/30	200,000	192,914
Zoetis Inc 3.000% due 05/15/50	100,000	95,492

		2,349,032

Energy - 1.9%

Kinder Morgan Energy Partners LP 5.000% due 08/15/42	200,000	225,736
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	200,000	228,799

		454,535

Financial - 20.5%

American Tower Corp REIT 2.750% due 01/15/27	100,000	104,493
Banco Santander SA (Spain) 2.749% due 12/03/30	200,000	190,665
Bank of America Corp 4.183% due 11/25/27	375,000	417,343

	Principal Amount	Value
Citigroup Inc
2.572% due 06/03/31	$250,000	$250,007
4.125% due 07/25/28	250,000	276,833
Duke Realty LP REIT 3.250% due 06/30/26	250,000	270,547
HSBC Holdings PLC (United Kingdom) 2.099% due 06/04/26	250,000	254,472
ING Groep NV (Netherlands) due 04/01/27 #	200,000	200,354
JPMorgan Chase & Co 2.956% due 05/13/31	250,000	254,927
Morgan Stanley 3.772% due 01/24/29	500,000	547,200
PNC Bank NA 2.700% due 10/22/29	250,000	255,910
Reliance Standard Life Global Funding II 2.750% due 01/21/27 ~	200,000	209,642
The Goldman Sachs Group Inc 3.814% due 04/23/29	500,000	548,153
Truist Bank 2.636% due 09/17/29	250,000	262,195
UBS Group AG (Switzerland) 4.375% due 02/10/31 ~	200,000	197,800
UDR Inc REIT 3.500% due 01/15/28	250,000	268,007
Ventas Realty LP REIT 2.650% due 01/15/25	250,000	261,419
Weyerhaeuser Co REIT 4.000% due 11/15/29	200,000	222,778

		4,992,745

Industrial - 5.2%

Allegion US Holding Co Inc 3.550% due 10/01/27	300,000	321,250
Flowserve Corp 3.500% due 10/01/30	250,000	254,582
Keysight Technologies Inc 3.000% due 10/30/29	250,000	259,841
Masco Corp 3.500% due 11/15/27	200,000	218,293
Ryder System Inc 2.500% due 09/01/24	200,000	209,661

		1,263,627

Technology - 8.0%

Broadcom Inc 4.150% due 11/15/30	250,000	270,156
Citrix Systems Inc 3.300% due 03/01/30	325,000	334,650
Dell International LLC 4.900% due 10/01/26 ~	300,000	340,509
Fiserv Inc 3.500% due 07/01/29	250,000	270,027
Hewlett Packard Enterprise Co 1.750% due 04/01/26	250,000	250,261
International Business Machines Corp 3.500% due 05/15/29	150,000	163,294
Oracle Corp 2.300% due 03/25/28	300,000	303,917

		1,932,814

Utilities - 2.8%

CMS Energy Corp 3.000% due 05/15/26	100,000	106,232
Duquesne Light Holdings Inc 2.532% due 10/01/30 ~	100,000	96,047
Enel Finance International NV (Italy) 2.650% due 09/10/24 ~	200,000	210,548
Exelon Corp 4.050% due 04/15/30	250,000	278,778

		691,605

Total Corporate Bonds & Notes (Cost $14,268,998)		13,795,939

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS ESG CORE BOND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 5.0%

Fannie Mae - 3.0%

2.000% due 09/01/35	$220,079	$226,122
2.000% due 12/01/35	483,751	497,033

		723,155

Freddie Mac - 2.0%

2.000% due 12/01/35	484,383	497,683

Total Mortgage-Backed Securities (Cost $1,240,153)		1,220,838

ASSET-BACKED SECURITIES - 19.7%

Ally Auto Receivables Trust 2.530% due 02/15/23	450,000	453,070
Ford Credit Auto Owner Trust 0.700% due 10/15/26	450,000	446,964
GM Financial Consumer Automobile Receivables Trust 0.230% due 11/16/23	250,000	250,104
Magnetite Ltd (Cayman)
1.221% (USD LIBOR + 0.980%) due 04/15/31 ~ §	250,000	250,317
1.487% (USD LIBOR + 1.270%) due 10/25/31 ~ §	250,000	250,428
Navient Private Education Refi Loan Trust 0.840% due 05/15/69 ~	290,216	289,563
Navient Student Loan Trust
0.762% (USD LIBOR + 0.600%) due 12/26/69 ~ §	150,000	150,755
1.310% due 12/26/69 ~	250,000	245,227
1.320% due 08/26/69 ~	217,768	213,255
Palmer Square CLO Ltd (Cayman) 1.323% (USD LIBOR + 1.100%) due 07/16/31 ~ §	250,000	250,202
Palmer Square Loan Funding Ltd (Cayman) 1.055% (USD LIBOR + 0.900%) due 04/20/29 ~ §	500,000	500,735
Santander Drive Auto Receivables Trust
0.750% due 02/17/26	750,000	748,847
2.790% due 01/16/24	186,809	187,823
SMB Private Education Loan Trust
0.606% (USD LIBOR + 0.500%) due 01/15/53 ~ §	94,949	95,205
1.070% due 01/15/53 ~	246,198	243,532
3.050% due 05/15/26 ~	213,244	214,332

Total Asset-Backed Securities (Cost $4,807,077)		4,790,359

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 17.7%

U.S. Treasury Bonds - 1.7%

1.625% due 11/15/50	$500,000	$416,797

U.S. Treasury Notes - 16.0%

0.125% due 11/30/22	1,300,000	1,299,873
0.375% due 11/30/25	1,500,000	1,467,480
0.875% due 11/15/30	1,200,000	1,110,000

		3,877,353

Total U.S. Treasury Obligations (Cost $4,497,799)		4,294,150

	Shares
SHORT-TERM INVESTMENT - 1.3%

Money Market Fund - 1.3%

BlackRock Liquidity Funds T-Fund Portfolio
‘Institutional’ 0.010%	304,768	304,768

Total Short-Term Investment (Cost $304,768)		304,768

TOTAL INVESTMENTS - 100.4% (Cost $25,118,795)		24,406,054

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(93,086)

NET ASSETS - 100.0%		$24,312,968

Notes to Schedule of Investments

(a)	As of March 31, 2021 the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	56.7%
Asset-Backed Securities	19.7%
U.S. Treasury Obligations	17.7%
Mortgage-Backed Securities	5.0%
Others (each less than 3.0%)	1.3%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$13,795,939	$—	$13,795,939	$—
	Mortgage-Backed Securities	1,220,838	—	1,220,838	—
	Asset-Backed Securities	4,790,359	—	4,790,359	—
	U.S. Treasury Obligations	4,294,150	—	4,294,150	—
	Short-Term Investment	304,768	304,768	—	—

	Total	$24,406,054	$304,768	$24,101,286	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL/MID-CAP

Schedule of Investments

March 31, 2021

	Shares	Value
COMMON STOCKS - 99.2%

Basic Materials - 4.6%

Arconic Corp *	113,513	$2,882,095
Axalta Coating Systems Ltd *	124,490	3,682,414
Celanese Corp	21,481	3,218,069
Kaiser Aluminum Corp	31,850	3,519,425
W R Grace & Co	47,899	2,867,234

		16,169,237

Communications - 2.4%

Revolve Group Inc *	62,316	2,799,858
Viavi Solutions Inc *	186,206	2,923,434
Vonage Holdings Corp *	229,214	2,709,309

		8,432,601

Consumer, Cyclical - 22.1%

American Eagle Outfitters Inc	180,715	5,284,107
Avient Corp	64,576	3,052,507
Big Lots Inc	47,192	3,223,214
BJ’s Restaurants Inc *	65,160	3,784,493
BJ’s Wholesale Club Holdings Inc *	84,120	3,773,623
Bloomin’ Brands Inc *	119,375	3,229,094
Dana Inc	138,373	3,366,615
Darden Restaurants Inc	19,150	2,719,300
Dave & Buster’s Entertainment Inc *	87,241	4,178,844
Deckers Outdoor Corp *	13,000	4,295,460
Guess? Inc	105,202	2,472,247
KB Home	69,358	3,227,228
Kohl’s Corp	98,882	5,894,356
Lithia Motors Inc ‘A’	14,673	5,723,790
Penn National Gaming Inc *	38,078	3,992,097
RH *	7,216	4,305,065
SeaWorld Entertainment Inc *	78,796	3,913,797
SkyWest Inc *	79,312	4,320,918
Steven Madden Ltd	66,368	2,472,872
UniFirst Corp	16,491	3,689,202

		76,918,829

Consumer, Non-Cyclical - 20.8%

AdaptHealth Corp *	89,912	3,305,165
Amedisys Inc *	11,078	2,933,344
Amicus Therapeutics Inc *	158,709	1,568,045
Arena Pharmaceuticals Inc *	22,825	1,583,827
Charles River Laboratories International Inc *	14,750	4,274,992
Chegg Inc *	27,868	2,387,173
Deluxe Corp	104,882	4,400,849
Exact Sciences Corp *	29,426	3,877,758
FibroGen Inc *	54,313	1,885,204
Heron Therapeutics Inc *	149,385	2,421,531
Horizon Therapeutics PLC *	75,939	6,989,426
Iovance Biotherapeutics Inc *	79,913	2,530,046
Jazz Pharmaceuticals PLC *	27,636	4,542,529
Merit Medical Systems Inc *	50,005	2,994,299
Neurocrine Biosciences Inc *	28,455	2,767,249
Novavax Inc *	9,811	1,778,832
NuVasive Inc *	41,301	2,707,694
Performance Food Group Co *	81,517	4,696,194
Progyny Inc *	48,899	2,176,494
Quanta Services Inc	59,952	5,274,577
Syneos Health Inc *	42,735	3,241,450
TCR2 Therapeutics Inc *	79,433	1,753,881
Teleflex Inc	5,387	2,238,083

		72,328,642

	Shares	Value
Energy - 3.2%

Diamondback Energy Inc	53,012	$3,895,852
HollyFrontier Corp	49,894	1,785,207
Pioneer Natural Resources Co	25,495	4,049,116
Sunnova Energy International Inc *	34,991	1,428,333

		11,158,508

Financial - 19.5%

Air Lease Corp	85,328	4,181,072
DiamondRock Hospitality Co REIT *	371,676	3,828,263
Everest Re Group Ltd	12,598	3,121,910
First Horizon Corp	270,649	4,576,675
First Industrial Realty Trust Inc REIT	69,535	3,184,008
Hancock Whitney Corp	111,101	4,667,353
Host Hotels & Resorts Inc REIT	211,025	3,555,771
Lamar Advertising Co ‘A’ REIT	37,497	3,521,718
Mid-America Apartment Communities Inc REIT	24,971	3,604,814
Pinnacle Financial Partners Inc	78,266	6,939,063
QTS Realty Trust Inc ‘A’ REIT	46,156	2,863,518
Radian Group Inc	177,890	4,135,942
The Hanover Insurance Group Inc	22,195	2,873,365
United Community Banks Inc	137,374	4,687,201
Western Alliance Bancorp	64,180	6,061,159
Wintrust Financial Corp	52,702	3,994,812
WSFS Financial Corp	39,998	1,991,500

		67,788,144

Industrial - 10.2%

Atkore Inc *	53,952	3,879,149
EnPro Industries Inc	30,618	2,610,797
frontdoor Inc *	50,853	2,733,349
Generac Holdings Inc *	18,280	5,985,786
GrafTech International Ltd	370,947	4,536,682
Harsco Corp *	107,834	1,849,353
Jacobs Engineering Group Inc	28,373	3,667,777
Rexnord Corp	72,869	3,431,401
SPX Corp *	52,244	3,044,258
The Timken Co	46,634	3,785,282

		35,523,834

Technology - 14.2%

Avaya Holdings Corp *	174,635	4,895,019
Bottomline Technologies DE Inc *	49,340	2,232,635
Box Inc ‘A’ *	149,383	3,429,834
Cirrus Logic Inc *	45,017	3,816,991
Cloudflare Inc ‘A’ *	19,695	1,383,771
Cohu Inc *	76,211	3,188,668
CommVault Systems Inc *	50,594	3,263,313
Elastic NV *	29,290	3,257,048
Everbridge Inc *	17,011	2,061,393
Inphi Corp *	18,329	3,270,077
J2 Global Inc *	34,683	4,157,104
MKS Instruments Inc	17,223	3,193,489
Sailpoint Technologies Holdings Inc *	50,455	2,555,041
Silicon Laboratories Inc *	25,568	3,606,878
Sprout Social Inc ‘A’ *	45,895	2,650,895
ZoomInfo Technologies Inc ‘A’ *	54,370	2,658,693

		49,620,849

Utilities - 2.2%

Evoqua Water Technologies Corp *	153,419	4,034,920
Portland General Electric Co	77,877	3,696,821

		7,731,741

Total Common Stocks (Cost $234,059,890)		345,672,385

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS SMALL/MID-CAP

Schedule of Investments (Continued)

March 31, 2021

	Shares	Value
SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	2,905,598	$2,905,598

Total Short-Term Investment (Cost $2,905,598)		2,905,598

TOTAL INVESTMENTS - 100.0% (Cost $236,965,488)		348,577,983

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(60,706)

NET ASSETS - 100.0%		$348,517,277

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	22.1%
Consumer, Non-Cyclical	20.8%
Financial	19.5%
Technology	14.2%
Industrial	10.2%
Basic Materials	4.6%
Energy	3.2%
Others (each less than 3.0%)	5.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$345,672,385	$345,672,385	$—	$—
	Short-Term Investment	2,905,598	2,905,598	—	—

	Total	$348,577,983	$348,577,983	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP

Schedule of Investments

March 31, 2021

	Shares	Value
COMMON STOCKS - 98.5%

Basic Materials - 2.5%

AdvanSix Inc *	4,791	$128,495
Arconic Corp *	4,587	116,464
Kaiser Aluminum Corp	1,589	175,584

		420,543

Communications - 2.6%

Revolve Group Inc *	2,941	132,139
Viavi Solutions Inc *	9,462	148,554
Vonage Holdings Corp *	12,260	144,913

		425,606

Consumer, Cyclical - 22.0%

American Eagle Outfitters Inc	8,531	249,446
Avient Corp	4,044	191,160
Big Lots Inc	2,184	149,167
BJ’s Restaurants Inc *	3,511	203,919
BJ’s Wholesale Club Holdings Inc *	3,917	175,717
Bloomin’ Brands Inc *	6,727	181,965
Dana Inc	7,273	176,952
Dave & Buster’s Entertainment Inc *	4,118	197,252
Deckers Outdoor Corp *	630	208,165
Guess? Inc	5,938	139,543
KB Home	4,114	191,424
Kohl’s Corp	3,833	228,485
Lithia Motors Inc ‘A’	946	369,025
Penn National Gaming Inc *	2,011	210,833
RH *	352	210,003
SeaWorld Entertainment Inc *	3,457	171,709
SkyWest Inc *	2,726	148,513
Steven Madden Ltd	2,769	103,173
UniFirst Corp	612	136,911

		3,643,362

Consumer, Non-Cyclical - 23.1%

Acadia Healthcare Co Inc *	2,268	129,594
AdaptHealth Corp *	4,883	179,499
Addus HomeCare Corp *	995	104,067
Alphatec Holdings Inc *	7,370	116,372
Amicus Therapeutics Inc *	10,048	99,274
AMN Healthcare Services Inc *	2,100	154,770
Arena Pharmaceuticals Inc *	1,474	102,281
AtriCure Inc *	2,738	179,394
Deluxe Corp	4,166	174,805
FibroGen Inc *	3,177	110,274
Herc Holdings Inc *	1,765	178,847
Heron Therapeutics Inc *	8,785	142,405
Horizon Therapeutics PLC *	2,060	189,602
Iovance Biotherapeutics Inc *	3,857	122,113
LivaNova PLC *	1,802	132,861
Medpace Holdings Inc *	1,023	167,823
Novavax Inc *	647	117,308
NuVasive Inc *	2,026	132,825
Performance Food Group Co *	3,047	175,538
PetIQ Inc *	4,081	143,896
Progyny Inc *	3,074	136,824
Protagonist Therapeutics Inc *	6,505	168,480
Revance Therapeutics Inc *	5,832	163,004
SmileDirectClub Inc *	12,148	125,246
Syneos Health Inc *	1,559	118,250
TCR2 Therapeutics Inc *	4,754	104,968
WW International Inc *	5,298	165,721

		3,836,041

	Shares	Value
Energy - 2.7%

Brigham Minerals Inc ‘A’	10,459	$153,120
Magnolia Oil & Gas Corp ‘A’ *	15,148	173,899
Sunnova Energy International Inc *	3,131	127,807

		454,826

Financial - 19.1%

Argo Group International Holdings Ltd	2,976	149,752
Brightsphere Investment Group Inc	4,156	84,699
Brixmor Property Group Inc REIT	7,712	156,014
ConnectOne Bancorp Inc	7,529	190,860
DiamondRock Hospitality Co REIT *	17,068	175,800
Enterprise Financial Services Corp	3,435	169,826
First Horizon Corp	9,767	165,160
First Industrial Realty Trust Inc REIT	2,583	118,276
Hancock Whitney Corp	4,629	194,464
Home BancShares Inc	7,315	197,871
NexPoint Residential Trust Inc REIT	2,612	120,387
Pinnacle Financial Partners Inc	2,374	210,479
QTS Realty Trust Inc ‘A’ REIT	1,847	114,588
Radian Group Inc	8,508	197,811
Sandy Spring Bancorp Inc	4,402	191,179
Seacoast Banking Corp of Florida *	5,254	190,405
Stifel Financial Corp	2,209	141,509
United Community Banks Inc	5,941	202,707
Veritex Holdings Inc	5,905	193,212

		3,164,999

Industrial - 11.9%

Altra Industrial Motion Corp	3,227	178,518
Atkore Inc *	2,446	175,867
EnerSys	1,391	126,303
EnPro Industries Inc	1,606	136,944
frontdoor Inc *	2,335	125,506
GrafTech International Ltd	12,278	150,160
Harsco Corp *	7,274	124,749
Masonite International Corp *	1,186	136,675
MasTec Inc *	2,237	209,607
Rexnord Corp	4,523	212,988
Saia Inc *	923	212,825
The Timken Co	2,346	190,425

		1,980,567

Technology - 12.6%

Avaya Holdings Corp *	7,663	214,794
Bottomline Technologies DE Inc *	3,180	143,895
Box Inc ‘A’ *	8,564	196,629
Cirrus Logic Inc *	2,313	196,119
Cohu Inc *	3,953	165,394
CommVault Systems Inc *	2,388	154,026
Everbridge Inc *	1,032	125,058
J2 Global Inc *	1,694	203,043
Sailpoint Technologies Holdings Inc *	3,239	164,023
Silicon Laboratories Inc *	1,120	157,998
Sprout Social Inc ‘A’ *	2,428	140,241
Ultra Clean Holdings Inc *	4,025	233,611

		2,094,831

Utilities - 2.0%

Evoqua Water Technologies Corp *	6,981	183,600
Portland General Electric Co	3,234	153,518

		337,118

Total Common Stocks (Cost $11,423,453)		16,357,893

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP

Schedule of Investments (Continued)

March 31, 2021

	Shares	Value
SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	261,723	$261,723

Total Short-Term Investment (Cost $261,723)		261,723

TOTAL INVESTMENTS - 100.1% (Cost $11,685,176)		16,619,616

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(17,639)

NET ASSETS - 100.0%		$16,601,977

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.1%
Consumer, Cyclical	22.0%
Financial	19.1%
Technology	12.6%
Industrial	11.9%
Others (each less than 3.0%)	11.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$16,357,893	$16,357,893	$—	$—
	Short-Term Investment	261,723	261,723	—	—

	Total	$16,619,616	$16,619,616	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP VALUE

Schedule of Investments

March 31, 2021

	Shares	Value
COMMON STOCKS - 97.9%

Basic Materials - 4.1%

AdvanSix Inc *	6,820	$182,912
Alcoa Corp *	1,097	35,642
Arconic Corp *	5,455	138,502
Kaiser Aluminum Corp	2,271	250,946
W R Grace & Co	2,126	127,262

		735,264

Communications - 1.5%

Viavi Solutions Inc *	8,805	138,239
Vonage Holdings Corp *	11,076	130,918

		269,157

Consumer, Cyclical - 20.2%

American Eagle Outfitters Inc	11,299	330,383
Avient Corp	4,843	228,929
Big Lots Inc	2,632	179,766
BJ’s Restaurants Inc *	4,102	238,244
Bloomin’ Brands Inc *	9,541	258,084
Dana Inc	9,852	239,699
Dave & Buster’s Entertainment Inc *	5,352	256,361
Guess? Inc	9,065	213,027
KB Home	4,465	207,756
Kohl’s Corp	4,230	252,150
Lithia Motors Inc ‘A’	570	222,351
Penn National Gaming Inc *	1,820	190,809
SeaWorld Entertainment Inc *	4,398	218,449
SkyWest Inc *	4,288	233,610
Steven Madden Ltd	3,972	147,997
UniFirst Corp	908	203,129

		3,620,744

Consumer, Non-Cyclical - 11.8%

Acadia Healthcare Co Inc *	2,935	167,706
Deluxe Corp	7,165	300,643
FibroGen Inc *	2,279	79,104
Herc Holdings Inc *	3,242	328,512
Hostess Brands Inc *	14,584	209,135
LivaNova PLC *	1,727	127,332
Novavax Inc *	890	161,366
Performance Food Group Co *	4,081	235,106
PetIQ Inc *	3,578	126,160
Protagonist Therapeutics Inc *	5,341	138,332
Revance Therapeutics Inc *	4,537	126,809
Textainer Group Holdings Ltd (China) *	3,840	110,016

		2,110,221

Energy - 4.3%

Brigham Minerals Inc ‘A’	21,267	311,349
Magnolia Oil & Gas Corp ‘A’ *	29,300	336,364
Sunnova Energy International Inc *	2,923	119,317

		767,030

Financial - 33.6%

Argo Group International Holdings Ltd	4,408	221,811
Blucora Inc *	10,309	171,542
Brightsphere Investment Group Inc	5,596	114,046
Brixmor Property Group Inc REIT	11,719	237,075
ConnectOne Bancorp Inc	11,294	286,303
DiamondRock Hospitality Co REIT *	25,056	258,077
Enterprise Financial Services Corp	4,511	223,024

	Shares	Value
First Bancorp	4,045	$175,957
First Horizon Corp	10,934	184,894
First Industrial Realty Trust Inc REIT	4,226	193,509
First Interstate BancSystem Inc ‘A’	3,604	165,928
Hancock Whitney Corp	6,882	289,113
Home BancShares Inc	5,922	160,190
Horizon Bancorp Inc	9,376	174,206
National Storage Affiliates Trust REIT	2,484	99,186
NexPoint Residential Trust Inc REIT	3,318	152,927
Old Second Bancorp Inc	7,021	92,747
Piedmont Office Realty Trust Inc ‘A’ REIT	8,222	142,816
Pinnacle Financial Partners Inc	3,703	328,308
PROG Holdings Inc	2,593	112,251
QCR Holdings Inc	4,975	234,919
QTS Realty Trust Inc ‘A’ REIT	2,162	134,130
Radian Group Inc	10,858	252,448
Sandy Spring Bancorp Inc	6,114	265,531
Seacoast Banking Corp of Florida *	6,083	220,448
Selective Insurance Group Inc	1,898	137,681
Stifel Financial Corp	2,913	186,607
Two Harbors Investment Corp REIT	19,908	145,926
United Community Banks Inc	9,148	312,130
Veritex Holdings Inc	7,105	232,476
WSFS Financial Corp	2,369	117,953

		6,024,159

Industrial - 14.5%

Altra Industrial Motion Corp	3,806	210,548
Atkore Inc *	4,340	312,046
Crane Co	2,032	190,825
EnPro Industries Inc	2,977	253,849
GrafTech International Ltd	20,375	249,186
Harsco Corp *	10,812	185,426
Masonite International Corp *	1,477	170,210
MYR Group Inc *	3,648	261,452
Rexnord Corp	4,325	203,664
The Timken Co	3,256	264,290
UFP Industries Inc	2,043	154,941
UFP Technologies Inc *	2,914	145,175

		2,601,612

Technology - 4.9%

Avaya Holdings Corp *	7,027	196,967
Cirrus Logic Inc *	2,427	205,785
Cohu Inc *	4,698	196,564
Synaptics Inc *	630	85,315
Ultra Clean Holdings Inc *	3,200	185,728

		870,359

Utilities - 3.0%

Evoqua Water Technologies Corp *	5,865	154,249
Portland General Electric Co	8,161	387,403

		541,652

Total Common Stocks (Cost $12,667,846)		17,540,198

EXCHANGE-TRADED FUND - 1.0%

iShares Russell 2000 Value	1,164	185,623

Total Exchange-Traded Fund (Cost $164,415)		185,623

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP VALUE

Schedule of Investments (Continued)

March 31, 2021

	Shares	Value

SHORT-TERM INVESTMENT - 1.1%

Money Market Fund - 1.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	197,982	$197,982

Total Short-Term Investment (Cost $197,982)		197,982

TOTAL INVESTMENTS - 100.0% (Cost $13,030,243)		17,923,803

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(7,538)

NET ASSETS - 100.0%		$17,916,265

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	33.6%
Consumer, Cyclical	20.2%
Industrial	14.5%
Consumer, Non-Cyclical	11.8%
Technology	4.9%
Energy	4.3%
Basic Materials	4.1%
Utilities	3.0%
Others (each less than 3.0%)	3.6%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$17,540,198	$17,540,198	$—	$—
	Exchange-Traded Fund	185,623	185,623	—	—
	Short-Term Investment	197,982	197,982	—	—

	Total	$17,923,803	$17,923,803	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments

March 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 2.5%

Consumer, Cyclical - 0.3%

BMW US Capital LLC (Germany) 3.400% due 08/13/21 ~	$100,000	$101,133

Financial - 1.6%

Aviation Capital Group LLC 2.875% due 01/20/22 ~	200,000	202,920
Avolon Holdings Funding Ltd (Ireland) 3.950% due 07/01/24 ~	100,000	104,618
Bank of America Corp 5.875% due 03/15/28	10,000	10,919
BOC Aviation Ltd (Singapore) 2.375% due 09/15/21 ~	200,000	200,825

		519,282

Industrial - 0.6%

Komatsu Finance America Inc 2.437% due 09/11/22 ~	200,000	205,579

Total Corporate Bonds & Notes (Cost $814,984)		825,994

MORTGAGE-BACKED SECURITIES - 4.3%

Collateralized Mortgage Obligations - Residential - 3.1%

Chevy Chase Funding LLC Mortgage-Backed Certificates 0.469% (USD LIBOR + 0.360%) due 03/25/35 ~ §	82,647	85,284
CHL Mortgage Pass-Through Trust 4.366% due 01/19/34 §	8,632	9,033
Credit Suisse Mortgage Trust 0.259% (USD LIBOR + 0.150%) due 09/29/36 ~ §	210,342	205,368
Fannie Mae REMICS
0.459% (USD LIBOR + 0.350%) due 07/25/37 §	14,570	14,656
0.489% (USD LIBOR + 0.380%) due 07/25/37 §	22,426	22,629
0.549% (USD LIBOR + 0.440%) due 05/25/36 §	11,202	11,305
0.554% (USD LIBOR + 0.445%) due 02/25/37 §	3,753	3,789
Government National Mortgage Association 0.599% (USD LIBOR + 0.150%) due 08/20/68 §	72,898	72,243
GSR Mortgage Loan Trust 2.929% due 09/25/35 §	6,265	6,396
Hawksmoor Mortgages (United Kingdom) 1.100% (SONIA + 1.050%) due 05/25/53 ~ §	GBP 204,233	282,545
JP Morgan Mortgage Trust 3.020% due 06/25/35 §	$17,913	18,747
Merrill Lynch Mortgage Investors Trust 2.188% due 12/25/34 §	25,940	26,620
Towd Point Mortgage Funding PLC (United Kingdom) 1.058% (GBP LIBOR + 1.025%) due 10/20/51 ~ §	GBP 171,457	237,985
WaMu Mortgage Pass-Through Certificates Trust 0.849% (USD LIBOR + 0.740%) due 01/25/45 §	$30,071	30,030

		1,026,630

	Principal Amount	Value
Fannie Mae - 1.2%

due 05/01/51 #	$370,000	$391,000

Total Mortgage-Backed Securities (Cost $1,362,986)		1,417,630

ASSET-BACKED SECURITIES - 2.8%

Asset Backed Funding Corp Trust 0.709% (USD LIBOR + 0.600%) due 10/25/34 §	21,723	21,569
Crown Point CLO 5 Ltd (Cayman) 1.163% (USD LIBOR + 0.940%) due 07/17/28 ~ §	157,083	157,120
Freddie Mac Structured Pass-Through Certificates 0.389% (USD LIBOR + 0.280%) due 09/25/31 §	648	642
Home Equity Asset Trust 0.964% (USD LIBOR + 0.855%) due 08/25/34 §	17,017	16,965
LoanCore Issuer Ltd (Cayman) 1.236% (USD LIBOR + 1.130%) due 05/15/36 ~ §	100,000	100,030
MidOcean Credit CLO IV (Cayman) 1.041% (USD LIBOR + 0.800%) due 04/15/27 ~ §	121,037	121,299
Saxon Asset Securities Trust 0.419% (USD LIBOR + 0.310%) due 09/25/37 §	18,823	18,351
TICP CLO II-2 Ltd (Cayman) 1.064% (USD LIBOR + 0.840%) due 04/20/28 ~ §	379,439	379,163
Venture 35 CLO Ltd (Cayman) 1.872% (USD LIBOR + 1.650%) due 10/22/31 ~ §	100,000	100,070

Total Asset-Backed Securities (Cost $914,755)		915,209

U.S. TREASURY OBLIGATIONS - 102.5%

U.S. Treasury Inflation Protected Securities - 102.5%

0.125% due 04/15/22 ^	925,016	951,385
0.125% due 07/15/22 ^	250,250	260,213
0.125% due 01/15/23 ^	692,422	726,309
0.125% due 07/15/26 ^	218,256	238,643
0.125% due 01/15/30 ^	2,450,271	2,653,440
0.375% due 07/15/25 ^	226,125	249,210
0.375% due 07/15/27 ^	1,775,121	1,969,851
0.500% due 04/15/24 ^	3,318,944	3,598,609
0.500% due 01/15/28 ^	1,834,613	2,044,509
0.625% due 07/15/21 ^	1,239,531	1,259,679
0.625% due 04/15/23 ^	1,095,224	1,165,455
0.625% due 01/15/24 ^	1,363,233	1,478,369
0.625% due 01/15/26 ^	605,484	673,575
0.625% due 02/15/43 ^	364,080	412,078
0.750% due 07/15/28 ^	1,104,615	1,260,438
0.750% due 02/15/42 ^	115,764	134,028
0.750% due 02/15/45 ^	633,179	733,964
0.875% due 01/15/29 ^	1,605,738	1,842,605
0.875% due 02/15/47 ^	460,547	555,647
1.000% due 02/15/46 ^	569,654	698,925
1.000% due 02/15/49 ^	41,581	52,162
1.375% due 02/15/44 ^	1,919,287	2,511,690
2.000% due 01/15/26 ^	279,403	330,297
2.125% due 02/15/41 ^	358,347	519,050
3.375% due 04/15/32 ^	86,948	126,751
3.875% due 04/15/29 ^	55,692	78,218
0.125% due 07/15/24 ^	1,321,980	1,430,667

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
0.125% due 10/15/24 ^	$1,835,190	$1,985,725
0.125% due 04/15/25 ^	1,620,320	1,754,710
0.125% due 01/15/31 ^	1,879,088	2,024,615
0.125% due 02/15/51 ^	100,473	101,158

Total U.S. Treasury Obligations (Cost $32,692,322)		33,821,975

FOREIGN GOVERNMENT BONDS & NOTES - 6.9%

Australia Government (Australia) 1.250% due 02/21/22 ^ ~	AUD 687,118	629,529
French Republic Government OAT (France)
0.100% due 03/01/26 ^ ~	EUR 99,762	128,356
0.250% due 07/25/24 ^ ~	106,336	134,411
Italy Buoni Poliennali Del Tesoro (Italy)
0.400% due 05/15/30 ^ ~	405,236	519,650
1.400% due 05/26/25 ^ ~	605,292	759,525
New Zealand Government (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 110,000	96,798

Total Foreign Government Bonds & Notes (Cost $2,092,926)		2,268,269

	Shares	Value
SHORT-TERM INVESTMENT - 1.4%

Money Market Fund - 1.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	447,421	$447,421

Total Short-Term Investment (Cost $447,421)		447,421

TOTAL INVESTMENTS - 120.4% (Cost $38,325,394)		39,696,498

DERIVATIVES - 0.4%		149,710

OTHER ASSETS & LIABILITIES, NET - (20.8%)		(6,864,530)

NET ASSETS - 100.0%		$32,981,678

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	102.5%
Foreign Government Bonds & Notes	6.9%
Mortgage-Backed Securities	4.3%
Others (each less than 3.0%)	6.7%

	120.4%
Derivatives	0.4%
Other Assets & Liabilities, Net	(20.8%	)

	100.0%

(b)	The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended March 31, 2021 was $8,378,099 at a weighted average interest rate of 0.019%.

(c)	Open futures contracts outstanding as of March 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Bobl	06/21	6	$950,409	$950,450	$41
Euro-Bund	06/21	7	1,407,822	1,406,020	(1,802)
U.S. Treasury 5-Year Notes	06/21	60	7,467,736	7,403,906	(63,830)
U.S. Treasury Long Bonds	06/21	6	960,167	927,563	(32,604)

					(98,195)

Short Futures Outstanding
Australia 3-Year Bonds	06/21	2	177,767	177,801	(34)
Euro-BTP	06/21	3	525,860	525,288	572
Euro-Buxl	06/21	3	724,162	724,869	(707)
Euro-Schatz	06/21	39	5,127,008	5,126,927	81
U.S. Treasury 2-Year Notes	06/21	13	2,870,536	2,869,445	1,091
U.S. Treasury 10-Year Notes	06/21	11	1,471,255	1,440,313	30,942
U.S. Treasury Ultra 10-Year Notes	06/21	8	1,194,758	1,149,500	45,258
U.S. Ultra Long Bonds	06/21	6	1,146,852	1,087,312	59,540

					136,743

Total Futures Contracts					$38,548

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2021

(d)	Forward foreign currency contracts outstanding as of March 31, 2021 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	1,152,771	USD	883,783	04/21	GSC	$—	($8,161)
EUR	1,102,000	USD	1,295,180	04/21	SCB	—	(2,704)
GBP	398,000	USD	547,552	04/21	SCB	1,144	—
NZD	380,000	USD	272,248	04/21	SCB	—	(6,860)
USD	524,064	AUD	655,832	04/21	GSC	25,906	—
USD	385,382	AUD	482,939	04/21	SCB	18,551	—
USD	10,847	AUD	14,000	04/21	UBS	213	—
USD	603,255	AUD	790,771	05/21	GSC	2,514	—
USD	23,505	EUR	20,000	04/21	CSF	48	—
USD	132,305	EUR	112,000	04/21	JPM	944	—
USD	1,338,700	EUR	1,102,000	04/21	SCB	46,224	—
USD	134,895	EUR	114,000	04/21	UBS	1,188	—
USD	1,295,922	EUR	1,102,000	05/21	SCB	2,690	—
USD	561,820	GBP	398,000	04/21	UBS	13,124	—
USD	547,605	GBP	398,000	05/21	SCB	—	(1,140)
USD	370,250	NZD	510,000	04/21	JPM	14,070	—

Total Forward Foreign Currency Contracts						$126,616	($18,865)

(e)	Purchased options outstanding as of March 31, 2021 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	0.700%	08/24/21	MSC	$1,000,000	$3,600	$1,104

Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.190%	11/02/22	MSC	EUR 60,000	4,375	9,947
Put - 30-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	0.197%	11/04/22	BRC	200,000	14,957	32,880

							19,332	42,827

Total Interest Rate Swaptions							$22,932	$43,931

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - Euro-Schatz (05/21)	EUR 114.20	05/21/21	EUX	53	EUR 6,052,600	$342	$310
Call - Euro-BTP (05/21)	161.50	05/21/21	EUX	4	646,000	49	47
Call - U.S. Treasury 10-Year Notes (06/21)	$162.00	05/21/21	CME	19	$3,078,000	158	—

						549	357

Put - Euro-Bobl (05/21)	EUR 130.50	05/21/21	EUX	2	EUR 261,000	14	12
Put - Euro-Bund (05/21)	151.00	05/21/21	EUX	7	1,057,000	86	82

						100	94

Total Options on Futures						$649	$451

Total Purchased Options						$23,581	$44,382

(f)	Premiums received and value of written options outstanding as of March 31, 2021 were as follows:

Credit Default Swaptions on Credit Indices – Buy Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - iTraxx Main 34 5Y	0.375%	04/21/21	BRC	EUR 400,000	$160	($4)

Credit Default Swaptions on Credit Indices – Sell Protection
Put - iTraxx Main 34 5Y	0.750%	04/21/21	BRC	400,000	761	(32)
Put - CDX IG 35 5Y	0.750%	05/19/21	DUB	$100,000	97	(22)
Put - CDX IG 36 5Y	0.850%	06/16/21	GSC	300,000	279	(154)
Put - CDX IG 35 5Y	0.900%	06/16/21	DUB	500,000	525	(132)
Put - CDX IG 36 5Y	0.900%	07/21/21	GSC	100,000	129	(79)

					1,791	(419)

Total Credit Default Swaptions on Credit Indices					$1,951	($423)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2021

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers	233.92	Maximum of [0, Final Index/ Initial Index - (1 + 4.000%)10]	04/22/24	JPM	$1,900,000	$13,823	($28)
Cap - U.S. CPI Urban Consumers	234.78	Maximum of [0, Final Index/ Initial Index - (1 + 4.000%)10]	05/16/24	JPM	200,000	1,390	—

						$15,213	($28)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate		Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	0.550%		08/24/21	MSC	$2,000,000	$3,150	($980)
Call - 1-Year Interest Rate Swap	Receive	3-Month EUR-LIBOR	(0.526%	)	11/17/22	GSC	EUR 1,600,000	2,489	(1,775)

								5,639	(2,755)

Put - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.300%		09/29/21	DUB	$300,000	2,048	(3,050)
Put - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.300%		09/29/21	MSC	400,000	2,836	(4,066)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%		11/02/22	MSC	EUR 200,000	4,851	(9,982)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	0.000%		11/04/22	BRC	600,000	14,726	(30,065)

								24,461	(47,163)

Total Interest Rate Swaptions								$30,100	($49,918)

Total Written Options								$47,264	($50,369)

(g)	Swap agreements outstanding as of March 31, 2021 were as follows:

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.030%	U.S. CPI Urban Consumers	Z / Z	LCH	06/18/21	$200,000	($4,736)	$10	($4,746)
1.690%	U.S. CPI Urban Consumers	Z / Z	LCH	08/07/21	200,000	(4,381)	(10)	(4,371)
1.825%	U.S. CPI Urban Consumers	Z / Z	LCH	08/14/21	200,000	(3,933)	—	(3,933)
1.840%	U.S. CPI Urban Consumers	Z / Z	LCH	08/14/21	100,000	(1,952)	(5)	(1,947)
1.863%	U.S. CPI Urban Consumers	Z / Z	LCH	08/26/21	200,000	(3,553)	(20)	(3,533)
2.180%	U.S. CPI Urban Consumers	Z / Z	LCH	01/19/22	200,000	(1,273)	(3)	(1,270)
2.200%	U.S. CPI Urban Consumers	Z / Z	LCH	01/21/22	200,000	(1,238)	—	(1,238)
2.170%	U.S. CPI Urban Consumers	Z / Z	LCH	02/01/22	100,000	(663)	—	(663)
2.155%	U.S. CPI Urban Consumers	Z / Z	LCH	02/04/22	200,000	(1,330)	—	(1,330)
2.200%	U.S. CPI Urban Consumers	Z / Z	LCH	02/05/22	100,000	(571)	—	(571)
3.220%	GBP Retail Price	Z / Z	LCH	03/15/22	GBP 100,000	(105)	(1)	(104)
(0.526%)	3-Month EUR-LIBOR	A / Q	LCH	11/21/23	EUR 800,000	(504)	—	(504)
3.850%	GBP Retail Price	Z / Z	LCH	09/15/24	GBP 200,000	13,936	—	13,936
3.330%	GBP Retail Price	Z / Z	LCH	01/15/25	400,000	7,344	11,261	(3,917)
2.335%	U.S. CPI Urban Consumers	Z / Z	LCH	02/05/28	$190,000	413	338	75
2.364%	U.S. CPI Urban Consumers	Z / Z	LCH	05/10/28	50,000	364	—	364
2.379%	U.S. CPI Urban Consumers	Z / Z	LCH	07/09/28	500,000	3,933	(288)	4,221
3.593%	GBP Retail Price	Z / Z	LCH	11/15/28	GBP 45,000	2,370	—	2,370
2.165%	U.S. CPI Urban Consumers	Z / Z	LCH	04/16/29	$100,000	(2,442)	—	(2,442)
1.998%	U.S. CPI Urban Consumers	Z / Z	LCH	07/25/29	100,000	(3,953)	—	(3,953)
1.760%	U.S. CPI Urban Consumers	Z / Z	LCH	11/04/29	400,000	(27,145)	(708)	(26,437)
3.400%	GBP Retail Price	Z / Z	LCH	06/15/30	GBP 200,000	8,737	2,555	6,182
3.475%	GBP Retail Price	Z / Z	LCH	08/15/30	200,000	(7,049)	2,476	(9,525)
1.380%	Eurostat Eurozone HICP	Z / Z	LCH	03/15/31	EUR 200,000	(3,143)	(1,361)	(1,782)
3.566%	GBP Retail Price	Z / Z	LCH	03/15/36	GBP 190,000	(4,521)	(907)	(3,614)
3.580%	GBP Retail Price	Z / Z	LCH	03/15/36	40,000	(788)	(413)	(375)
1.387%	Eurostat Eurozone HICP	Z / Z	LCH	08/15/49	EUR 20,000	(2,535)	—	(2,535)

						($38,718)	$12,924	($51,642)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2021

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.090%	Eurostat Eurozone HICP	Z / Z	LCH	05/15/22	EUR 200,000	$3,990	$—	$3,990
2.210%	U.S. CPI Urban Consumers	Z / Z	LCH	02/05/23	$120,000	(392)	—	(392)
2.263%	U.S. CPI Urban Consumers	Z / Z	LCH	04/27/23	60,000	(506)	—	(506)
2.263%	U.S. CPI Urban Consumers	Z / Z	LCH	05/09/23	120,000	(936)	—	(936)
2.281%	U.S. CPI Urban Consumers	Z / Z	LCH	05/10/23	180,000	(1,895)	—	(1,895)
1.030%	France CPI Ex Tobacco	Z / Z	LCH	03/15/24	EUR 140,000	(1,913)	(53)	(1,860)
2.314%	U.S. CPI Urban Consumers	Z / Z	LCH	02/26/26	$200,000	2,399	—	2,399
2.419%	U.S. CPI Urban Consumers	Z / Z	LCH	03/05/26	100,000	600	—	600
1.798%	U.S. CPI Urban Consumers	Z / Z	LCH	08/25/27	500,000	30,768	—	30,768
1.890%	U.S. CPI Urban Consumers	Z / Z	LCH	08/27/27	500,000	27,277	—	27,277
3.250%	3-Month NZD-Bank Bills	S / Q	CME	03/21/28	NZD 100,000	(8,202)	290	(8,492)
3.470%	GBP Retail Price	Z / Z	LCH	01/15/31	GBP 120,000	6,141	—	6,141
2.311%	U.S. CPI Urban Consumers	Z / Z	LCH	02/24/31	$200,000	4,040	94	3,946

						$61,371	$331	$61,040

Total Interest Rate Swaps						$22,653	$13,255	$9,398

Total Swap Agreements						$22,653	$13,255	$9,398

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Agreements (1)
Assets	$17,024	$102,269
Liabilities	(3,769)	(92,871)

	$13,255	$9,398

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2021

(h)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$825,994	$—	$825,994	$—
	Mortgage-Backed Securities	1,417,630	—	1,417,630	—
	Asset-Backed Securities	915,209	—	915,209	—
	U.S. Treasury Obligations	33,821,975	—	33,821,975	—
	Foreign Government Bonds & Notes	2,268,269	—	2,268,269	—
	Short-Term Investment	447,421	447,421	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	126,616	—	126,616	—
	Interest Rate Contracts
	Futures	137,525	137,525	—	—
	Purchased Options	44,382	—	44,382	—
	Swaps	102,269	—	102,269	—

	Total Interest Rate Contracts	284,176	137,525	146,651	—

	Total Assets - Derivatives	410,792	137,525	273,267	—

	Total Assets	40,107,290	584,946	39,522,344	—

Liabilities	Sale-buyback Financing Transactions	(6,639,894)	—	(6,639,894)	—
	Derivatives:
	Credit Contracts
	Written Options	(423)	—	(423)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(18,865)	—	(18,865)	—
	Interest Rate Contracts
	Futures	(98,977)	(98,977)	—	—
	Written Options	(49,946)	—	(49,946)	—
	Swaps	(92,871)	—	(92,871)	—

	Total Interest Rate Contracts	(241,794)	(98,977)	(142,817)	—

	Total Liabilities - Derivatives	(261,082)	(98,977)	(162,105)	—

	Total Liabilities	(6,900,976)	(98,977)	(6,801,999)	—

	Total	$33,206,314	$485,969	$32,720,345	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments

March 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 33.0%

Basic Materials - 0.8%

Anglo American Capital PLC (South Africa)
3.625% due 09/11/24 ~	$465,000	$503,423
4.750% due 04/10/27 ~	400,000	459,246
ArcelorMittal SA (Luxembourg)
3.600% due 07/16/24	70,000	73,776
4.550% due 03/11/26	10,000	11,126
7.250% due 10/15/39	80,000	109,645
Barrick Gold Corp (Canada) 5.250% due 04/01/42	30,000	37,189
Barrick North America Finance LLC (Canada) 5.700% due 05/30/41	90,000	115,976
DuPont de Nemours Inc 5.319% due 11/15/38	55,000	69,169
Freeport-McMoRan Inc
4.625% due 08/01/30	20,000	21,800
5.450% due 03/15/43	190,000	228,924
Glencore Funding LLC (Australia)
2.500% due 09/01/30 ~	135,000	129,928
3.875% due 10/27/27 ~	10,000	11,008
4.000% due 03/27/27 ~	740,000	816,582
4.125% due 03/12/24 ~	150,000	162,561
LYB International Finance III LLC
1.250% due 10/01/25	60,000	59,294
3.375% due 05/01/30	85,000	90,309
Nutrien Ltd (Canada) 5.000% due 04/01/49	30,000	37,557
Nutrition & Biosciences Inc
1.832% due 10/15/27 ~	200,000	195,734
3.468% due 12/01/50 ~	70,000	68,737
OCP SA (Morocco) 4.500% due 10/22/25 ~	200,000	212,411
Southern Copper Corp (Peru) 6.750% due 04/16/40	260,000	358,828
Suzano Austria GmbH (Brazil) 3.750% due 01/15/31	340,000	350,399
Vale Overseas Ltd (Brazil)
3.750% due 07/08/30	95,000	99,336
6.875% due 11/21/36	48,000	63,900
Yamana Gold Inc (Canada) 4.625% due 12/15/27	90,000	98,617

		4,385,475

Communications - 3.7%

Alphabet Inc
0.450% due 08/15/25	20,000	19,678
0.800% due 08/15/27	30,000	28,752
1.100% due 08/15/30	30,000	27,613
2.050% due 08/15/50	50,000	41,434
Altice France SA (France) 7.375% due 05/01/26 ~	400,000	416,540
Amazon.com Inc
0.800% due 06/03/25	60,000	59,820
1.200% due 06/03/27	70,000	68,541
1.500% due 06/03/30	70,000	66,787
2.500% due 06/03/50	580,000	519,815
3.875% due 08/22/37	70,000	80,302
4.250% due 08/22/57	10,000	11,987
4.950% due 12/05/44	60,000	79,027
America Movil SAB de CV (Mexico) 2.875% due 05/07/30	200,000	204,447
AT&T Inc
1.650% due 02/01/28	230,000	223,032
2.250% due 02/01/32	10,000	9,525
2.300% due 06/01/27	910,000	930,807
3.100% due 02/01/43	500,000	467,617
3.500% due 06/01/41	275,000	271,855

	Principal Amount	Value
3.550% due 09/15/55 ~	$299,000	$274,140
3.800% due 02/15/27	30,000	33,210
4.350% due 06/15/45	32,000	35,047
CCO Holdings LLC
4.500% due 08/15/30 ~	10,000	10,205
4.500% due 05/01/32 ~	1,480,000	1,500,350
5.125% due 05/01/27 ~	130,000	137,625
Charter Communications Operating LLC
3.500% due 06/01/41	40,000	37,989
3.700% due 04/01/51	230,000	215,499
4.800% due 03/01/50	170,000	182,797
4.908% due 07/23/25	690,000	782,653
5.375% due 04/01/38	20,000	23,600
5.750% due 04/01/48	10,000	12,184
6.384% due 10/23/35	20,000	25,938
6.834% due 10/23/55	30,000	41,135
Comcast Corp
1.500% due 02/15/31	195,000	181,159
2.800% due 01/15/51	185,000	169,961
3.150% due 03/01/26	30,000	32,588
3.250% due 11/01/39	185,000	190,837
3.300% due 04/01/27	20,000	21,827
3.375% due 08/15/25	20,000	21,791
3.400% due 04/01/30	30,000	32,506
3.450% due 02/01/50	200,000	206,989
3.750% due 04/01/40	100,000	109,869
3.950% due 10/15/25	220,000	245,870
3.999% due 11/01/49	51,000	57,321
4.000% due 03/01/48	10,000	11,195
4.250% due 10/15/30	730,000	839,445
4.700% due 10/15/48	20,000	24,774
5.650% due 06/15/35	20,000	26,377
Corning Inc 5.750% due 08/15/40	60,000	76,972
Cox Communications Inc 2.950% due 10/01/50 ~	60,000	53,200
Discovery Communications LLC 3.625% due 05/15/30	100,000	107,135
DISH DBS Corp
5.875% due 11/15/24	90,000	94,256
7.750% due 07/01/26	10,000	11,050
Expedia Group Inc 3.800% due 02/15/28	800,000	847,835
Fox Corp 5.476% due 01/25/39	150,000	187,339
Prosus NV (China) 3.832% due 02/08/51 ~	460,000	405,027
Rogers Communications Inc (Canada) 3.700% due 11/15/49	60,000	59,680
Sprint Capital Corp 8.750% due 03/15/32	130,000	192,368
Sprint Spectrum Co LLC
3.360% due 03/20/23 ~	25,000	25,227
4.738% due 09/20/29 ~	450,000	483,221
Telefonica Emisiones SA (Spain) 5.213% due 03/08/47	150,000	175,657
The Walt Disney Co
2.650% due 01/13/31	600,000	613,230
3.500% due 05/13/40	100,000	105,958
Time Warner Cable LLC
5.875% due 11/15/40	50,000	62,283
6.550% due 05/01/37	110,000	144,805
6.750% due 06/15/39	20,000	26,858
7.300% due 07/01/38	460,000	640,345
Time Warner Entertainment Co LP 8.375% due 07/15/33	20,000	28,983
T-Mobile USA Inc
2.050% due 02/15/28 ~	10,000	9,818
2.250% due 02/15/26	10,000	10,084
2.550% due 02/15/31 ~	550,000	539,517

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
2.625% due 02/15/29	$50,000	$48,615
2.875% due 02/15/31	840,000	812,910
3.000% due 02/15/41 ~	110,000	102,303
3.500% due 04/15/25 ~	230,000	248,372
3.500% due 04/15/31	50,000	50,438
3.750% due 04/15/27 ~	435,000	475,960
3.875% due 04/15/30 ~	280,000	304,251
United Group BV (Netherlands) 4.875% due 07/01/24 ~	EUR 600,000	716,690
Verizon Communications Inc
0.850% due 11/20/25	$30,000	29,379
1.450% due 03/20/26	40,000	40,022
1.750% due 01/20/31	70,000	65,244
2.100% due 03/22/28	340,000	341,640
2.550% due 03/21/31	510,000	509,983
2.625% due 08/15/26	20,000	21,160
2.650% due 11/20/40	966,000	884,101
2.875% due 11/20/50	420,000	374,004
3.150% due 03/22/30	305,000	321,937
3.376% due 02/15/25	79,000	85,736
3.850% due 11/01/42	345,000	370,739
4.000% due 03/22/50	30,000	32,343
4.125% due 08/15/46	30,000	32,955
4.329% due 09/21/28	5,000	5,728
4.400% due 11/01/34	90,000	103,035
4.500% due 08/10/33	520,000	604,577
4.862% due 08/21/46	20,000	24,049
5.500% due 03/16/47	30,000	39,303
ViacomCBS Inc
4.000% due 01/15/26	50,000	55,122
5.850% due 09/01/43	70,000	89,585
Vodafone Group PLC (United Kingdom) 4.375% due 05/30/28	90,000	103,456

		20,806,945

Consumer, Cyclical - 3.6%

7-Eleven Inc
0.950% due 02/10/26 ~	60,000	58,487
2.500% due 02/10/41 ~	49,000	44,433
Alimentation Couche-Tard Inc (Canada) 2.950% due 01/25/30 ~	100,000	102,291
American Airlines Pass-Through Trust ‘AA’ 3.200% due 12/15/29	282,516	282,196
AutoZone Inc 3.625% due 04/15/25	100,000	109,001
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.800% due 03/20/33 ~	425,086	444,161
Costco Wholesale Corp
1.375% due 06/20/27	60,000	59,845
1.600% due 04/20/30	40,000	38,341
Delta Air Lines Inc
2.900% due 10/28/24	80,000	80,047
3.400% due 04/19/21	80,000	80,000
3.625% due 03/15/22	40,000	40,453
3.800% due 04/19/23	10,000	10,220
4.500% due 10/20/25 ~	70,000	74,762
4.750% due 10/20/28 ~	660,000	718,260
7.000% due 05/01/25 ~	440,000	507,226
7.375% due 01/15/26	50,000	58,524
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	640,227	669,316
Delta Air Lines Pass-Through Trust ‘B’ 4.250% due 01/30/25	104,372	106,812
Dollar General Corp 4.125% due 04/03/50	100,000	111,058
Ford Motor Credit Co LLC
0.374% (EUR LIBOR + 0.370%) due 12/01/21 §	EUR 800,000	935,815
3.375% due 11/13/25	$1,600,000	1,629,200

	Principal Amount	Value
4.000% due 11/13/30	$200,000	$198,648
4.125% due 08/17/27	200,000	206,750
5.875% due 08/02/21	200,000	202,940
General Motors Co
5.150% due 04/01/38	20,000	22,941
5.950% due 04/01/49	20,000	25,436
6.125% due 10/01/25	45,000	52,968
6.250% due 10/02/43	40,000	51,296
General Motors Financial Co Inc
1.250% due 01/08/26	204,000	200,301
2.750% due 06/20/25	920,000	960,953
4.250% due 05/15/23	30,000	32,079
4.350% due 01/17/27	20,000	22,232
Hanesbrands Inc 5.375% due 05/15/25 ~	40,000	42,375
Hasbro Inc 3.900% due 11/19/29	50,000	53,870
Hilton Domestic Operating Co Inc
5.375% due 05/01/25 ~	20,000	21,100
5.750% due 05/01/28 ~	20,000	21,563
Hilton Worldwide Finance LLC 4.875% due 04/01/27	130,000	135,931
Hyundai Capital America
1.150% due 11/10/22 ~	246,000	247,434
1.300% due 01/08/26 ~	40,000	39,139
1.800% due 01/10/28 ~	70,000	66,999
2.375% due 10/15/27 ~	300,000	301,356
2.650% due 02/10/25 ~	150,000	155,228
Kia Corp (South Korea) 3.250% due 04/21/26 ~	200,000	213,912
Kohl’s Corp
3.375% due 05/01/31	96,000	96,279
9.500% due 05/15/25	40,000	51,901
Las Vegas Sands Corp
2.900% due 06/25/25	690,000	706,936
3.200% due 08/08/24	50,000	52,163
Lennar Corp 4.500% due 04/30/24	35,000	38,138
Levi Strauss & Co 5.000% due 05/01/25	6,000	6,121
Lowe’s Cos Inc
2.625% due 04/01/31	200,000	200,999
4.500% due 04/15/30	20,000	23,087
McDonald’s Corp
1.450% due 09/01/25	10,000	10,104
3.300% due 07/01/25	30,000	32,508
3.500% due 03/01/27	20,000	21,954
3.500% due 07/01/27	10,000	11,009
3.600% due 07/01/30	360,000	393,128
3.625% due 09/01/49	10,000	10,466
3.700% due 01/30/26	40,000	44,112
3.800% due 04/01/28	30,000	33,247
4.200% due 04/01/50	240,000	273,290
MDC Holdings Inc 6.000% due 01/15/43	20,000	25,280
MGM Resorts International 7.750% due 03/15/22	800,000	844,220
Mileage Plus Holdings LLC 6.500% due 06/20/27 ~	260,000	285,350
New Red Finance Inc (Canada)
3.500% due 02/15/29 ~	30,000	29,231
4.250% due 05/15/24 ~	26,000	26,331
Newell Brands Inc
4.350% due 04/01/23	20,000	21,125
4.700% due 04/01/26	10,000	11,048
NIKE Inc
2.400% due 03/27/25	30,000	31,646
2.750% due 03/27/27	240,000	256,019
2.850% due 03/27/30	50,000	52,706
3.250% due 03/27/40	20,000	21,043
3.375% due 03/27/50	510,000	536,357

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Nissan Motor Acceptance Corp
2.750% due 03/09/28 ~	$300,000	$298,026
2.800% due 01/13/22 ~	182,000	184,798
Nissan Motor Co Ltd (Japan)
3.522% due 09/17/25 ~	1,300,000	1,377,968
4.345% due 09/17/27 ~	400,000	435,369
4.810% due 09/17/30 ~	400,000	439,208
Nordstrom Inc due 08/01/31 # ~	94,000	94,121
O’Reilly Automotive Inc 3.900% due 06/01/29	100,000	109,732
Sands China Ltd (Macau) 5.125% due 08/08/25	310,000	347,313
Spirit Loyalty Cayman Ltd 8.000% due 09/20/25 ~	450,000	509,587
Starbucks Corp
2.550% due 11/15/30	900,000	902,906
3.350% due 03/12/50	40,000	39,315
Target Corp 2.250% due 04/15/25	30,000	31,455
The Home Depot Inc
2.700% due 04/15/30	40,000	41,731
3.300% due 04/15/40	40,000	42,144
3.350% due 04/15/50	450,000	467,568
3.900% due 06/15/47	10,000	11,267
The TJX Cos Inc 3.500% due 04/15/25	50,000	54,557
Tractor Supply Co 1.750% due 11/01/30	100,000	92,457
United Airlines Pass-Through Trust ‘A’
3.100% due 04/07/30	88,348	86,056
3.700% due 09/01/31	225,283	227,323
United Airlines Pass-Through Trust ‘B’
3.650% due 04/07/27	271,215	266,301
3.650% due 07/07/27	178,333	176,491
VOC Escrow Ltd 5.000% due 02/15/28 ~	140,000	138,626
Walmart Inc
3.400% due 06/26/23	20,000	21,339
3.700% due 06/26/28	60,000	67,523
Wynn Macau Ltd (Macau) 5.625% due 08/26/28 ~	200,000	209,435

		20,254,313

Consumer, Non-Cyclical - 4.6%

Abbott Laboratories
3.750% due 11/30/26	38,000	42,685
4.750% due 11/30/36	70,000	86,767
4.900% due 11/30/46	160,000	208,876
AbbVie Inc
2.300% due 11/21/22	230,000	236,726
2.600% due 11/21/24	450,000	475,351
2.950% due 11/21/26	780,000	831,081
3.200% due 11/21/29	630,000	670,670
3.450% due 03/15/22	80,000	81,856
3.600% due 05/14/25	70,000	76,301
3.750% due 11/14/23	10,000	10,776
3.800% due 03/15/25	90,000	98,397
4.050% due 11/21/39	100,000	112,108
4.250% due 11/21/49	315,000	357,044
Aetna Inc 2.800% due 06/15/23	40,000	41,741
Altria Group Inc
2.450% due 02/04/32	180,000	172,130
3.400% due 02/04/41	350,000	325,199
3.875% due 09/16/46	20,000	19,436
4.400% due 02/14/26	701,000	791,159
4.800% due 02/14/29	46,000	52,889
5.800% due 02/14/39	40,000	48,896
5.950% due 02/14/49	100,000	124,788
6.200% due 02/14/59	12,000	14,665

	Principal Amount	Value
Amgen Inc
2.770% due 09/01/53 ~	$43,000	$38,142
3.625% due 05/22/24	30,000	32,404
4.663% due 06/15/51	11,000	13,375
Anheuser-Busch Cos LLC (Belgium)
3.650% due 02/01/26	390,000	429,074
4.900% due 02/01/46	90,000	107,752
Anheuser-Busch InBev Worldwide Inc (Belgium)
3.500% due 06/01/30	220,000	238,525
3.750% due 07/15/42	515,000	529,776
4.350% due 06/01/40	60,000	68,014
4.500% due 06/01/50	390,000	443,247
4.750% due 01/23/29	210,000	245,554
Anthem Inc
2.250% due 05/15/30	105,000	103,422
2.550% due 03/15/31	400,000	400,590
3.125% due 05/15/22	30,000	30,910
3.350% due 12/01/24	40,000	43,287
3.650% due 12/01/27	30,000	33,134
AstraZeneca PLC (United Kingdom) 6.450% due 09/15/37	35,000	49,894
Baptist Healthcare System Obligated Group 3.540% due 08/15/50	95,000	96,152
BAT Capital Corp (United Kingdom)
2.259% due 03/25/28	200,000	197,100
3.557% due 08/15/27	450,000	479,298
3.734% due 09/25/40	85,000	81,091
4.540% due 08/15/47	170,000	171,431
Bausch Health Cos Inc
5.000% due 01/30/28 ~	50,000	50,687
5.250% due 01/30/30 ~	380,000	382,402
5.250% due 02/15/31 ~	50,000	49,855
6.250% due 02/15/29 ~	110,000	117,084
7.250% due 05/30/29 ~	50,000	55,897
Becton Dickinson and Co
3.363% due 06/06/24	110,000	118,215
3.700% due 06/06/27	200,000	220,781
3.734% due 12/15/24	50,000	54,643
3.794% due 05/20/50	40,000	42,611
4.669% due 06/06/47	50,000	59,780
4.685% due 12/15/44	32,000	38,214
Biogen Inc
2.250% due 05/01/30	65,000	63,108
3.150% due 05/01/50	70,000	64,404
Block Financial LLC 3.875% due 08/15/30	800,000	826,072
Bon Secours Mercy Health Inc 3.205% due 06/01/50	125,000	122,416
Boston Scientific Corp
2.650% due 06/01/30	900,000	909,425
4.550% due 03/01/39	60,000	70,722
Bristol-Myers Squibb Co
2.350% due 11/13/40	25,000	22,775
2.900% due 07/26/24	45,000	48,110
3.200% due 06/15/26	50,000	54,426
3.550% due 08/15/22	90,000	93,862
3.875% due 08/15/25	33,000	36,717
5.000% due 08/15/45	364,000	468,739
Cargill Inc 1.375% due 07/23/23 ~	40,000	40,836
Centene Corp 3.375% due 02/15/30	10,000	10,109
Cigna Corp
3.750% due 07/15/23	66,000	70,606
4.125% due 11/15/25	40,000	44,628
4.375% due 10/15/28	530,000	606,931
4.900% due 12/15/48	240,000	294,681
CommonSpirit Health 2.782% due 10/01/30	185,000	187,481
Constellation Brands Inc 4.250% due 05/01/23	30,000	32,195

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
CVS Health Corp
3.250% due 08/15/29	$175,000	$185,172
3.625% due 04/01/27	10,000	10,990
3.700% due 03/09/23	7,000	7,431
3.750% due 04/01/30	720,000	786,306
4.125% due 04/01/40	160,000	177,156
4.250% due 04/01/50	20,000	22,489
4.300% due 03/25/28	91,000	103,399
4.875% due 07/20/35	155,000	182,766
5.050% due 03/25/48	330,000	405,760
5.125% due 07/20/45	60,000	73,563
Danone SA (France) 2.589% due 11/02/23 ~	200,000	208,844
DP World PLC (United Arab Emirates) 5.625% due 09/25/48 ~	200,000	235,243
Gilead Sciences Inc
1.650% due 10/01/30	100,000	93,975
2.600% due 10/01/40	90,000	82,889
3.650% due 03/01/26	280,000	307,737
4.750% due 03/01/46	30,000	36,345
Global Payments Inc 3.200% due 08/15/29	65,000	68,532
HCA Inc
3.500% due 09/01/30	80,000	80,770
4.500% due 02/15/27	40,000	44,897
5.250% due 06/15/26	440,000	506,038
5.375% due 02/01/25	20,000	22,340
5.875% due 02/01/29	30,000	35,001
Humana Inc
3.150% due 12/01/22	50,000	51,838
3.950% due 03/15/27	170,000	189,769
4.625% due 12/01/42	50,000	58,239
4.800% due 03/15/47	20,000	23,993
4.950% due 10/01/44	20,000	24,066
IHS Markit Ltd 4.250% due 05/01/29	130,000	146,639
Johnson & Johnson
0.550% due 09/01/25	40,000	39,695
0.950% due 09/01/27	80,000	77,824
3.625% due 03/03/37	100,000	113,156
Keurig Dr Pepper Inc 3.200% due 05/01/30	165,000	174,860
Kraft Heinz Foods Co
4.250% due 03/01/31	10,000	11,023
4.375% due 06/01/46	20,000	20,955
4.875% due 10/01/49	30,000	33,729
5.000% due 06/04/42	10,000	11,269
5.200% due 07/15/45	20,000	23,181
5.500% due 06/01/50	20,000	24,542
Lamb Weston Holdings Inc 4.875% due 05/15/28 ~	10,000	10,817
Mars Inc
2.700% due 04/01/25 ~	40,000	42,348
3.200% due 04/01/30 ~	40,000	42,761
MedStar Health Inc 3.626% due 08/15/49	90,000	92,583
Medtronic Inc 3.500% due 03/15/25	36,000	39,507
Merck & Co Inc 1.450% due 06/24/30	190,000	181,245
MidMichigan Health 3.409% due 06/01/50	180,000	181,320
PayPal Holdings Inc
1.650% due 06/01/25	70,000	71,358
2.850% due 10/01/29	900,000	938,683
PeaceHealth Obligated Group 3.218% due 11/15/50	115,000	112,605
PepsiCo Inc
2.250% due 03/19/25	10,000	10,537
2.625% due 03/19/27	120,000	127,775

	Principal Amount	Value
2.875% due 10/15/49	$20,000	$19,393
3.625% due 03/19/50	50,000	55,252
3.875% due 03/19/60	10,000	11,307
Pfizer Inc 2.625% due 04/01/30	60,000	62,331
Philip Morris International Inc
2.500% due 08/22/22	90,000	92,644
2.500% due 11/02/22	80,000	82,603
4.500% due 03/20/42	30,000	34,402
Prime Security Services Borrower LLC 5.750% due 04/15/26 ~	50,000	54,165
Regeneron Pharmaceuticals Inc 1.750% due 09/15/30	600,000	555,610
Reynolds American Inc (United Kingdom)
5.850% due 08/15/45	50,000	59,058
6.150% due 09/15/43	30,000	36,259
Royalty Pharma PLC 3.550% due 09/02/50 ~	60,000	57,330
Smithfield Foods Inc 3.000% due 10/15/30 ~	100,000	99,637
Sysco Corp 2.400% due 02/15/30	190,000	189,032
Teva Pharmaceutical Finance Co BV (Israel)
2.950% due 12/18/22	760,000	763,325
3.650% due 11/10/21	50,000	50,516
Teva Pharmaceutical Finance Netherlands III BV (Israel)
2.200% due 07/21/21	420,000	420,263
2.800% due 07/21/23	140,000	139,552
3.150% due 10/01/26	260,000	248,950
4.100% due 10/01/46	30,000	26,416
The Coca-Cola Co
2.500% due 03/15/51	20,000	17,506
2.950% due 03/25/25	20,000	21,595
3.375% due 03/25/27	90,000	99,469
The Kroger Co 3.950% due 01/15/50	75,000	81,254
The Procter & Gamble Co 2.800% due 03/25/27	10,000	10,783
Tyson Foods Inc 3.550% due 06/02/27	195,000	213,194
United Rentals North America Inc
3.875% due 02/15/31	20,000	20,137
5.875% due 09/15/26	90,000	94,263
UnitedHealth Group Inc
2.000% due 05/15/30	330,000	324,999
2.375% due 10/15/22	10,000	10,317
3.500% due 06/15/23	20,000	21,352
3.750% due 07/15/25	80,000	88,653
3.875% due 08/15/59	50,000	55,952
4.250% due 06/15/48	150,000	179,124
4.450% due 12/15/48	10,000	12,293
Utah Acquisition Sub Inc 3.950% due 06/15/26	105,000	115,735
Viatris Inc 3.850% due 06/22/40 ~	60,000	61,525
West Virginia United Health System Obligated Group 3.129% due 06/01/50	210,000	200,539
Zoetis Inc
2.000% due 05/15/30	900,000	868,282
3.000% due 05/15/50	35,000	33,422

		26,112,524

Energy - 4.1%

Apache Corp
3.250% due 04/15/22	24,000	24,270
4.250% due 01/15/44	170,000	153,423
4.750% due 04/15/43	40,000	37,160
5.100% due 09/01/40	70,000	68,556

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Boardwalk Pipelines LP
3.400% due 02/15/31	$700,000	$700,900
4.450% due 07/15/27	85,000	94,178
BP Capital Markets America Inc
2.772% due 11/10/50	100,000	87,456
2.937% due 04/06/23	10,000	10,508
2.939% due 06/04/51	55,000	49,148
3.000% due 02/24/50	300,000	275,491
3.633% due 04/06/30	590,000	647,455
3.790% due 02/06/24	10,000	10,854
BP Capital Markets PLC (United Kingdom)
3.506% due 03/17/25	130,000	141,830
3.535% due 11/04/24	40,000	43,724
Cameron LNG LLC
2.902% due 07/15/31 ~	10,000	10,112
3.302% due 01/15/35 ~	230,000	236,745
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	200,000	228,954
Cheniere Energy Inc 4.625% due 10/15/28 ~	30,000	31,194
Chevron Corp 3.078% due 05/11/50	250,000	239,664
Chevron USA Inc
3.850% due 01/15/28	70,000	78,068
5.250% due 11/15/43	80,000	103,723
Cimarex Energy Co
3.900% due 05/15/27	285,000	310,506
4.375% due 03/15/29	390,000	432,066
ConocoPhillips
3.750% due 10/01/27 ~	65,000	71,883
4.300% due 08/15/28 ~	180,000	204,232
6.500% due 02/01/39	10,000	14,290
Continental Resources Inc
3.800% due 06/01/24	40,000	41,075
4.375% due 01/15/28	40,000	42,110
4.500% due 04/15/23	30,000	31,126
DCP Midstream Operating LP 6.450% due 11/03/36 ~	20,000	22,450
Devon Energy Corp
4.750% due 05/15/42	20,000	21,275
5.000% due 06/15/45	460,000	503,747
Diamondback Energy Inc
2.875% due 12/01/24	20,000	21,109
3.250% due 12/01/26	160,000	168,841
3.500% due 12/01/29	320,000	332,353
Ecopetrol SA (Colombia) 5.875% due 05/28/45	200,000	213,796
Energy Transfer Operating LP
2.900% due 05/15/25	10,000	10,416
3.750% due 05/15/30	190,000	196,105
3.900% due 07/15/26	305,000	328,561
4.950% due 06/15/28	50,000	55,986
5.250% due 04/15/29	270,000	307,537
6.250% due 04/15/49	220,000	258,786
6.750% due 05/15/25	50,000	47,938
Enterprise Products Operating LLC
2.800% due 01/31/30	210,000	217,066
3.700% due 01/31/51	240,000	236,703
3.950% due 01/31/60	30,000	30,144
4.150% due 10/16/28	100,000	112,814
4.200% due 01/31/50	130,000	138,874
4.800% due 02/01/49	10,000	11,501
4.850% due 03/15/44	10,000	11,546
7.550% due 04/15/38	220,000	323,098
EOG Resources Inc
3.900% due 04/01/35	30,000	32,473
4.150% due 01/15/26	70,000	78,667
4.375% due 04/15/30	70,000	80,480
4.950% due 04/15/50	110,000	134,518

	Principal Amount	Value
EQT Corp
3.000% due 10/01/22	$470,000	$478,648
3.900% due 10/01/27	670,000	684,656
Exxon Mobil Corp
1.571% due 04/15/23	20,000	20,498
2.992% due 03/19/25	160,000	171,579
2.995% due 08/16/39	180,000	175,579
3.043% due 03/01/26	140,000	151,165
3.482% due 03/19/30	470,000	510,891
4.114% due 03/01/46	50,000	55,030
4.327% due 03/19/50	110,000	126,474
Gray Oak Pipeline LLC
2.600% due 10/15/25 ~	300,000	304,752
3.450% due 10/15/27 ~	125,000	129,194
HollyFrontier Corp
2.625% due 10/01/23	35,000	36,086
5.875% due 04/01/26	103,000	116,823
KazMunayGas National Co JSC (Kazakhstan) 5.375% due 04/24/30 ~	400,000	474,696
Kinder Morgan Energy Partners LP 5.500% due 03/01/44	10,000	11,732
Kinder Morgan Inc
4.300% due 06/01/25	50,000	55,876
4.300% due 03/01/28	170,000	190,295
5.050% due 02/15/46	30,000	33,987
5.200% due 03/01/48	150,000	171,556
5.550% due 06/01/45	30,000	35,950
Magellan Midstream Partners LP 3.950% due 03/01/50	100,000	98,683
MEG Energy Corp (Canada) 5.875% due 02/01/29 ~	10,000	10,050
Midwest Connector Capital Co LLC 3.900% due 04/01/24 ~	500,000	516,593
MPLX LP
2.650% due 08/15/30	200,000	196,233
4.500% due 04/15/38	585,000	640,217
4.700% due 04/15/48	60,000	65,116
4.800% due 02/15/29	290,000	332,754
NGPL PipeCo LLC 4.375% due 08/15/22 ~	800,000	830,629
Occidental Petroleum Corp
2.900% due 08/15/24	100,000	99,029
3.000% due 02/15/27	30,000	28,285
3.200% due 08/15/26	60,000	57,683
4.100% due 02/15/47	160,000	128,503
4.200% due 03/15/48	10,000	8,139
4.400% due 04/15/46	20,000	17,163
4.625% due 06/15/45	50,000	43,880
5.550% due 03/15/26	90,000	95,312
6.450% due 09/15/36	310,000	342,631
Petrobras Global Finance BV (Brazil)
5.299% due 01/27/25	1,155,000	1,277,996
6.900% due 03/19/49	230,000	252,255
Petroleos Mexicanos (Mexico) 6.875% due 08/04/26	220,000	235,888
Phillips 66 Partners LP 3.550% due 10/01/26	100,000	107,019
Pioneer Natural Resources Co
1.125% due 01/15/26	20,000	19,654
1.900% due 08/15/30	135,000	125,395
2.150% due 01/15/31	70,000	66,237
Plains All American Pipeline LP 4.650% due 10/15/25	300,000	328,908
Range Resources Corp
4.875% due 05/15/25	10,000	9,915
5.000% due 03/15/23	113,000	115,048
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	200,000	228,799
Schlumberger Holdings Corp 4.000% due 12/21/25 ~	70,000	77,502

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Shell International Finance BV (Netherlands)
2.750% due 04/06/30	$20,000	$20,679
2.875% due 05/10/26	50,000	53,412
3.125% due 11/07/49	50,000	48,319
3.250% due 04/06/50	450,000	441,696
4.375% due 05/11/45	280,000	328,276
4.550% due 08/12/43	50,000	59,553
Sinopec Group Overseas Development Ltd (China) 4.375% due 04/10/24 ~	290,000	318,899
Suncor Energy Inc (Canada) 4.000% due 11/15/47	50,000	50,769
Targa Resources Partners LP
4.000% due 01/15/32 ~	10,000	9,418
4.250% due 11/15/23	60,000	60,396
4.875% due 02/01/31 ~	40,000	40,590
5.375% due 02/01/27	20,000	20,788
5.500% due 03/01/30	20,000	21,019
5.875% due 04/15/26	20,000	20,975
6.500% due 07/15/27	10,000	10,892
6.875% due 01/15/29	10,000	11,036
Tennessee Gas Pipeline Co LLC 2.900% due 03/01/30 ~	250,000	249,218
The Williams Cos Inc
3.750% due 06/15/27	90,000	98,186
7.500% due 01/15/31	190,000	251,909
TransCanada PipeLines Ltd (Canada) 4.100% due 04/15/30	100,000	111,593
Transcontinental Gas Pipe Line Co LLC 7.850% due 02/01/26	250,000	316,718
Western Midstream Operating LP 2.288% (USD LIBOR + 1.850%) due 01/13/23 §	20,000	19,609
4.350% due 02/01/25	30,000	31,098
4.500% due 03/01/28	30,000	31,294
4.650% due 07/01/26	100,000	105,660
5.300% due 02/01/30	60,000	65,233
5.300% due 03/01/48	897,000	902,418
6.500% due 02/01/50	50,000	54,152
WPX Energy Inc
4.500% due 01/15/30	8,000	8,626
5.250% due 10/15/27	10,000	10,672
5.875% due 06/15/28	576,000	635,656

		23,017,227

Financial - 12.2%

AerCap Ireland Capital DAC (Ireland)
1.750% due 01/30/26	150,000	145,790
4.125% due 07/03/23	455,000	482,896
AIB Group PLC (Ireland) 4.263% due 04/10/25 ~	200,000	217,567
Air Lease Corp
3.000% due 09/15/23	555,000	580,131
3.375% due 07/01/25	30,000	31,719
Alexandria Real Estate Equities Inc REIT 3.375% due 08/15/31	200,000	211,167
Ambac LSNI LLC (Cayman) 6.000% (USD LIBOR + 5.000%) due 02/12/23 ~ §	301,810	302,942
American Homes 4 Rent LP REIT 4.250% due 02/15/28	100,000	109,765
American International Group Inc
3.750% due 07/10/25	540,000	590,182
4.375% due 06/30/50	140,000	160,084
American Tower Corp REIT
1.500% due 01/31/28	135,000	128,915
2.950% due 01/15/51	41,000	36,316
3.100% due 06/15/50	64,000	58,943
Athene Global Funding 2.500% due 01/14/25 ~	215,000	222,834
Atrium European Real Estate Ltd (Poland) 3.000% due 09/11/25 ~	EUR 800,000	1,002,039

	Principal Amount	Value
Australia & New Zealand Banking Group Ltd (Australia) 4.400% due 05/19/26 ~	$205,000	$229,890
Avolon Holdings Funding Ltd (Ireland) 2.125% due 02/21/26 ~	45,000	43,063
4.250% due 04/15/26 ~	65,000	68,143
5.125% due 10/01/23 ~	1,000,000	1,066,869
Banco Bilbao Vizcaya Argentaria SA (Spain) 8.875% due 04/14/21 ~	EUR 800,000	940,816
Banco Santander SA (Spain)
2.749% due 12/03/30	$200,000	190,665
3.848% due 04/12/23	200,000	212,801
Bank of America Corp
2.592% due 04/29/31	1,660,000	1,658,531
2.676% due 06/19/41	515,000	483,202
3.004% due 12/20/23	155,000	161,261
3.419% due 12/20/28	203,000	218,129
3.500% due 04/19/26	110,000	120,671
3.550% due 03/05/24	90,000	94,983
3.593% due 07/21/28	100,000	108,591
3.705% due 04/24/28	265,000	290,014
3.974% due 02/07/30	240,000	266,644
4.000% due 01/22/25	675,000	739,724
4.083% due 03/20/51	130,000	144,594
4.200% due 08/26/24	350,000	386,219
4.250% due 10/22/26	1,590,000	1,784,339
4.330% due 03/15/50	20,000	23,101
4.450% due 03/03/26	90,000	101,229
Bank of Montreal (Canada)
1.850% due 05/01/25	100,000	102,563
3.803% due 12/15/32	60,000	65,986
Barclays PLC (United Kingdom)
3.650% due 03/16/25	200,000	215,337
4.972% due 05/16/29	200,000	230,178
5.088% due 06/20/30	500,000	566,681
7.875% due 03/15/22 ~	400,000	421,250
Berkshire Hathaway Finance Corp 4.250% due 01/15/49	120,000	139,275
BNP Paribas SA (France)
1.904% due 09/30/28 ~	900,000	885,424
2.219% due 06/09/26 ~	200,000	205,206
2.824% due 01/26/41 ~	350,000	315,200
4.375% due 03/01/33 ~	250,000	272,645
4.705% due 01/10/25 ~	230,000	253,068
5.198% due 01/10/30 ~	200,000	236,767
Boston Properties LP REIT 4.500% due 12/01/28	500,000	567,002
BPCE SA (France) 1.652% due 10/06/26 ~	295,000	294,629
Brandywine Operating Partnership LP REIT 3.950% due 11/15/27	800,000	850,728
Brixmor Operating Partnership LP REIT 2.250% due 04/01/28	70,000	68,795
Brookfield Finance Inc (Canada) 3.500% due 03/30/51	115,000	110,094
Brown & Brown Inc 2.375% due 03/15/31	120,000	115,623
Capital One Financial Corp 3.800% due 01/31/28	100,000	110,013
Carlyle Finance LLC 5.650% due 09/15/48 ~	150,000	190,051
CBL & Associates LP REIT 5.950% due 12/15/26 Y	1,200,000	689,634
Citigroup Inc
2.572% due 06/03/31	700,000	700,020
3.875% due 03/26/25	605,000	659,771
3.875% due 02/18/26	45,000	44,902
3.878% due 01/24/39	165,000	178,659
4.075% due 04/23/29	150,000	166,978
4.400% due 06/10/25	170,000	189,017

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
4.412% due 03/31/31	$975,000	$1,113,939
5.300% due 05/06/44	52,000	65,907
5.500% due 09/13/25	1,110,000	1,287,857
5.950% due 01/30/23	300,000	314,848
5.950% due 05/15/25	160,000	172,800
6.675% due 09/13/43	70,000	102,442
8.125% due 07/15/39	220,000	361,626
Cooperatieve Rabobank UA (Netherlands)
4.375% due 08/04/25	920,000	1,019,466
4.625% due 12/01/23	290,000	317,976
Corporate Office Properties LP REIT 2.750% due 04/15/31	109,000	105,629
CPI Property Group SA (Czech Republic) 4.750% due 03/08/23 ~	800,000	852,821
Credit Suisse AG (Switzerland) 2.950% due 04/09/25	250,000	265,161
Credit Suisse Group AG (Switzerland)
2.193% due 06/05/26 ~	250,000	254,317
4.194% due 04/01/31 ~	670,000	729,666
4.282% due 01/09/28 ~	250,000	275,135
Crown Castle International Corp REIT 3.100% due 11/15/29	100,000	103,410
CyrusOne LP REIT 1.450% due 01/22/27	EUR 100,000	118,350
Danske Bank AS (Denmark)
5.000% due 01/12/22 ~	$200,000	206,755
5.375% due 01/12/24 ~	950,000	1,060,026
Deutsche Bank AG (Germany) 2.129% due 11/24/26	215,000	215,683
Digital Realty Trust LP REIT 3.600% due 07/01/29	500,000	537,822
Discover Bank 3.450% due 07/27/26	250,000	270,733
Diversified Healthcare Trust REIT 9.750% due 06/15/25	600,000	679,950
Empower Finance LP (Canada) 3.075% due 09/17/51 ~	115,000	107,638
EPR Properties REIT 5.250% due 07/15/23	400,000	420,862
Equinix Inc REIT 2.900% due 11/18/26	150,000	158,360
GE Capital Funding LLC 4.400% due 05/15/30 ~	200,000	226,599
GE Capital International Funding Co Unlimited Co 4.418% due 11/15/35	250,000	286,506
Goodman US Finance Three LLC REIT (Australia) 3.700% due 03/15/28 ~	200,000	212,681
Healthcare Trust of America Holdings LP REIT 2.000% due 03/15/31	200,000	186,468
Host Hotels & Resorts LP REIT 4.000% due 06/15/25	200,000	212,567
HSBC Holdings PLC (United Kingdom)
4.041% due 03/13/28	300,000	328,600
4.950% due 03/31/30	600,000	701,067
6.875% due 06/01/21	400,000	404,480
Hudson Pacific Properties LP REIT 4.650% due 04/01/29	800,000	896,578
ING Groep NV (Netherlands) 4.625% due 01/06/26 ~	700,000	794,137
International Lease Finance Corp 5.875% due 08/15/22	150,000	160,444
Intesa Sanpaolo SPA (Italy)
3.375% due 01/12/23 ~	220,000	229,385
5.017% due 06/26/24 ~	370,000	404,337
JPMorgan Chase & Co
2.083% due 04/22/26	1,270,000	1,305,131
2.522% due 04/22/31	670,000	669,127
3.109% due 04/22/51	350,000	343,426
3.509% due 01/23/29	150,000	162,346

	Principal Amount	Value
4.203% due 07/23/29	$170,000	$192,502
4.452% due 12/05/29	70,000	80,235
4.950% due 06/01/45	50,000	62,525
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	30,000	38,445
Lloyds Banking Group PLC (United Kingdom) 1.437% (AUD Bank Bill + 1.400%) due 03/07/25 §	AUD 800,000	615,785
4.375% due 03/22/28	$600,000	674,045
Macquarie Group Ltd (Australia) 1.340% due 01/12/27 ~	185,000	181,651
Mastercard Inc 3.850% due 03/26/50	110,000	124,871
Mid-America Apartments LP REIT 3.600% due 06/01/27	205,000	223,351
Morgan Stanley
2.188% due 04/28/26	430,000	444,549
2.699% due 01/22/31	80,000	81,498
3.622% due 04/01/31	880,000	956,561
3.737% due 04/24/24	100,000	106,343
3.772% due 01/24/29	10,000	10,944
4.431% due 01/23/30	10,000	11,458
4.457% due 04/22/39	150,000	175,911
5.000% due 11/24/25	840,000	966,411
MPT Operating Partnership LP REIT 2.550% due 12/05/23	GBP 700,000	980,338
National Retail Properties Inc REIT 3.500% due 10/15/27	$200,000	215,631
Natwest Group PLC (United Kingdom)
4.445% due 05/08/30	200,000	222,909
8.625% due 08/15/21	600,000	615,582
New York Life Global Funding 0.950% due 06/24/25 ~	40,000	39,674
New York Life Insurance Co 3.750% due 05/15/50 ~	150,000	159,159
Nordea Bank Abp (Finland) 1.000% due 06/09/23 ~	200,000	202,270
Omega Healthcare Investors Inc REIT 3.375% due 02/01/31	900,000	894,162
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	224,000	235,233
Principal Life Global Funding II 1.250% due 06/23/25 ~	20,000	19,977
Royal Bank of Canada (Canada)
1.150% due 06/10/25	130,000	129,986
1.600% due 04/17/23	90,000	92,207
Santander Holdings USA Inc
3.450% due 06/02/25	700,000	750,872
4.500% due 07/17/25	330,000	365,761
Scentre Group Trust 1 REIT (Australia) 3.625% due 01/28/26 ~	220,000	237,814
Societe Generale SA (France)
1.488% due 12/14/26 ~	300,000	294,985
4.250% due 04/14/25 ~	200,000	216,726
Spirit Realty LP REIT 3.400% due 01/15/30	800,000	830,291
Standard Chartered PLC (United Kingdom) 1.456% due 01/14/27 ~	500,000	488,618
Sumitomo Mitsui Financial Group Inc (Japan) 2.058% due 07/14/21	120,000	120,614
Teachers Insurance & Annuity Association of America
3.300% due 05/15/50 ~	50,000	48,740
4.900% due 09/15/44 ~	40,000	49,060
6.850% due 12/16/39 ~	18,000	26,039
The Bank of New York Mellon Corp 1.600% due 04/24/25	30,000	30,591
The Charles Schwab Corp
4.000% due 06/01/26	115,000	116,989
4.000% due 12/01/30	95,000	93,504

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
The Depository Trust & Clearing Corp 3.351% (USD LIBOR + 3.167%) due 06/15/21 ~ §	$250,000	$245,625
The Goldman Sachs Group Inc
3.200% due 02/23/23	60,000	62,803
3.850% due 07/08/24	160,000	173,971
4.017% due 10/31/38	120,000	133,315
4.223% due 05/01/29	470,000	527,579
4.250% due 10/21/25	1,845,000	2,060,680
5.150% due 05/22/45	420,000	526,558
6.250% due 02/01/41	290,000	411,032
The Toronto-Dominion Bank (Canada) 1.150% due 06/12/25	620,000	620,800
UBS Group AG (Switzerland)
1.750% due 04/21/22 ~	200,000	202,796
3.491% due 05/23/23 ~	260,000	268,390
4.125% due 09/24/25 ~	480,000	533,217
7.000% due 01/31/24 ~	450,000	494,588
UDR Inc REIT
1.900% due 03/15/33	30,000	27,091
2.100% due 08/01/32	200,000	186,102
UniCredit SPA (Italy) 6.572% due 01/14/22 ~	700,000	729,805
VEREIT Operating Partnership LP REIT
3.400% due 01/15/28	700,000	739,004
3.950% due 08/15/27	200,000	219,706
Visa Inc
3.150% due 12/14/25	80,000	87,311
4.300% due 12/14/45	290,000	350,603
Wells Fargo & Co 2.188% due 04/30/26	80,000	82,615
2.393% due 06/02/28	900,000	922,932
2.879% due 10/30/30	110,000	113,398
3.000% due 10/23/26	1,080,000	1,153,287
3.450% due 02/13/23	40,000	42,151
3.584% due 05/22/28	100,000	109,117
3.750% due 01/24/24	50,000	54,089
3.900% due 03/15/26	85,000	85,895
4.400% due 06/14/46	30,000	33,500
4.478% due 04/04/31	1,460,000	1,682,556
4.750% due 12/07/46	110,000	130,138
4.900% due 11/17/45	50,000	60,193
5.013% due 04/04/51	820,000	1,053,379
5.375% due 11/02/43	80,000	100,353
5.606% due 01/15/44	400,000	515,629
WP Carey Inc REIT
2.250% due 04/01/33	55,000	51,200
2.400% due 02/01/31	75,000	71,917

		68,391,465

Industrial - 1.9%

3M Co
2.375% due 08/26/29	60,000	61,228
3.050% due 04/15/30	10,000	10,627
3.700% due 04/15/50	330,000	359,412
Carrier Global Corp
2.700% due 02/15/31	10,000	10,014
2.722% due 02/15/30	10,000	10,103
3.377% due 04/05/40	20,000	20,002
3.577% due 04/05/50	10,000	9,838
CNH Industrial Capital LLC 4.875% due 04/01/21	400,000	400,000
CSX Corp 3.800% due 11/01/46	70,000	74,309
Deere & Co
3.100% due 04/15/30	20,000	21,408
3.750% due 04/15/50	60,000	67,641
Eaton Corp
2.750% due 11/02/22	130,000	134,919
4.150% due 11/02/42	80,000	90,489

	Principal Amount	Value
Flex Ltd 4.875% due 05/12/30	$800,000	$907,461
General Dynamics Corp
3.500% due 05/15/25	10,000	10,939
4.250% due 04/01/40	10,000	11,795
4.250% due 04/01/50	30,000	35,941
General Electric Co
3.450% due 05/01/27	215,000	233,668
3.625% due 05/01/30	30,000	32,337
4.250% due 05/01/40	20,000	21,981
4.350% due 05/01/50	30,000	33,383
5.875% due 01/14/38	40,000	51,852
6.750% due 03/15/32	30,000	40,231
6.875% due 01/10/39	748,000	1,053,773
GFL Environmental Inc (Canada) 4.250% due 06/01/25 ~	30,000	30,956
Graphic Packaging International LLC 1.512% due 04/15/26 ~	95,000	94,454
Kansas City Southern 4.700% due 05/01/48	47,000	55,458
L3Harris Technologies Inc
1.800% due 01/15/31	80,000	75,028
5.054% due 04/27/45	60,000	74,701
Lockheed Martin Corp
2.800% due 06/15/50	95,000	89,862
3.100% due 01/15/23	20,000	20,906
3.550% due 01/15/26	70,000	77,230
4.500% due 05/15/36	30,000	36,282
Masco Corp 2.000% due 10/01/30	125,000	119,018
Norfolk Southern Corp 3.050% due 05/15/50	80,000	76,078
Northrop Grumman Corp
2.930% due 01/15/25	40,000	42,589
3.250% due 01/15/28	480,000	515,387
5.250% due 05/01/50	180,000	234,033
Otis Worldwide Corp
2.056% due 04/05/25	30,000	30,918
3.112% due 02/15/40	85,000	83,916
Raytheon Technologies Corp
3.750% due 11/01/46	95,000	101,422
3.950% due 08/16/25	60,000	66,677
4.125% due 11/16/28	290,000	326,788
4.500% due 06/01/42	60,000	71,704
Republic Services Inc 2.500% due 08/15/24	50,000	52,633
Textron Inc 2.450% due 03/15/31	700,000	679,371
The Boeing Co
1.433% due 02/04/24	90,000	91,150
2.196% due 02/04/26	70,000	69,831
2.700% due 02/01/27	410,000	416,729
2.800% due 03/01/27	30,000	30,760
3.100% due 05/01/26	465,000	492,893
3.200% due 03/01/29	90,000	91,236
3.250% due 02/01/35	290,000	281,354
3.550% due 03/01/38	20,000	19,390
3.750% due 02/01/50	600,000	575,701
5.150% due 05/01/30	1,100,000	1,268,292
Union Pacific Corp
2.150% due 02/05/27	50,000	51,493
2.400% due 02/05/30	230,000	230,929
3.750% due 07/15/25	120,000	131,938
3.750% due 02/05/70	70,000	71,908
3.839% due 03/20/60	180,000	192,093
Waste Management Inc
3.500% due 05/15/24	20,000	21,610
4.150% due 07/15/49	50,000	57,319

		10,753,388

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Technology - 1.1%

Apple Inc
2.450% due 08/04/26	$250,000	$263,562
3.450% due 02/09/45	140,000	149,168
Broadcom Inc
2.450% due 02/15/31 ~	500,000	472,312
3.459% due 09/15/26	500,000	536,878
4.150% due 11/15/30	520,000	561,924
4.700% due 04/15/25	730,000	823,254
Dell International LLC 6.200% due 07/15/30 ~	200,000	248,608
Intel Corp
3.700% due 07/29/25	50,000	55,181
4.750% due 03/25/50	90,000	113,006
Leidos Inc 2.300% due 02/15/31 ~	35,000	33,118
Microchip Technology Inc 0.972% due 02/15/24 ~	120,000	119,844
Micron Technology Inc 2.497% due 04/24/23	50,000	51,938
Microsoft Corp
2.525% due 06/01/50	510,000	465,325
2.675% due 06/01/60	5,000	4,601
2.921% due 03/17/52	10,000	9,880
3.041% due 03/17/62	25,000	24,595
3.300% due 02/06/27	200,000	220,912
3.450% due 08/08/36	10,000	11,096
NVIDIA Corp
2.850% due 04/01/30	30,000	31,543
3.500% due 04/01/40	70,000	75,453
3.500% due 04/01/50	570,000	603,138
3.700% due 04/01/60	40,000	43,213
Oracle Corp
1.650% due 03/25/26	310,000	312,594
2.875% due 03/25/31	340,000	346,390
Roper Technologies Inc 1.750% due 02/15/31	100,000	92,942
Texas Instruments Inc 1.750% due 05/04/30	20,000	19,270
VMware Inc 4.700% due 05/15/30	165,000	190,473

		5,880,218

Utilities - 1.0%

Alabama Power Co 1.450% due 09/15/30	400,000	368,823
Alexander Funding Trust 1.841% due 11/15/23 ~	200,000	202,789
Appalachian Power Co 4.500% due 03/01/49	40,000	45,626
Berkshire Hathaway Energy Co 2.850% due 05/15/51	100,000	89,865
Consolidated Edison Co of New York Inc
3.350% due 04/01/30	20,000	21,423
3.950% due 04/01/50	10,000	10,876
Consumers Energy Co 3.250% due 08/15/46	45,000	45,105
Duke Energy Carolinas LLC 5.300% due 02/15/40	60,000	77,290
Duke Energy Corp 3.400% due 06/15/29	185,000	198,133
Duke Energy Ohio Inc 3.650% due 02/01/29	20,000	21,778
Edison International 5.750% due 06/15/27	95,000	110,966
Emera US Finance LP (Canada) 4.750% due 06/15/46	100,000	111,810
Enel Finance International NV (Italy) 3.625% due 05/25/27 ~	200,000	216,644

	Principal Amount	Value
Entergy Arkansas LLC 2.650% due 06/15/51	$45,000	$39,661
Entergy Louisiana LLC 2.900% due 03/15/51	50,000	45,978
Evergy Inc 2.900% due 09/15/29	130,000	132,729
Exelon Generation Co LLC 3.250% due 06/01/25	300,000	320,542
FirstEnergy Corp 7.375% due 11/15/31	490,000	656,007
Fortis Inc (Canada) 3.055% due 10/04/26	135,000	143,878
ITC Holdings Corp 2.950% due 05/14/30 ~	65,000	66,385
NRG Energy Inc
2.000% due 12/02/25 ~	80,000	80,022
2.450% due 12/02/27 ~	90,000	89,512
Pacific Gas and Electric Co
1.367% due 03/10/23	85,000	85,034
1.750% due 06/16/22	80,000	80,125
2.100% due 08/01/27	20,000	19,610
2.500% due 02/01/31	30,000	28,329
2.950% due 03/01/26	50,000	51,575
3.150% due 01/01/26	200,000	208,504
3.300% due 08/01/40	10,000	9,083
3.450% due 07/01/25	85,000	90,024
3.500% due 08/01/50	20,000	17,416
3.750% due 02/15/24	600,000	638,474
3.750% due 08/15/42	33,000	30,347
4.300% due 03/15/45	55,000	53,693
PacifiCorp 4.150% due 02/15/50	80,000	90,637
PPL Capital Funding Inc 4.000% due 09/15/47	95,000	102,442
Southern California Edison Co
1.200% due 02/01/26	95,000	93,732
4.125% due 03/01/48	60,000	63,075
Southern Power Co 5.150% due 09/15/41	70,000	80,287
Virginia Electric and Power Co 6.350% due 11/30/37	160,000	223,290
WEC Energy Group Inc 1.800% due 10/15/30	800,000	747,230

		5,808,749

Total Corporate Bonds & Notes (Cost $183,043,502)		185,410,304

SENIOR LOAN NOTES - 2.9%

Basic Materials - 0.0%

Asplundh Tree Expert LLC Term B 1.859% (USD LIBOR + 1.750%) due 09/04/27 § ¥	219,800	219,506
INEOS US Petrochem LLC Term B 3.250% (USD LIBOR + 2.750%) due 01/29/26 §	80,000	79,820

		299,326

Communications - 0.4%

Altice France SA Term B-12 (France) 3.794% (USD LIBOR + 3.688%) due 01/31/26 §	240,963	236,445
Charter Communications Operating LLC Term B-1 1.860% (USD LIBOR + 1.750%) due 04/30/25 §	216,865	216,644
Term B-2 1.870% (USD LIBOR + 1.750%) due 02/01/27 §	49,747	49,552

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
CSC Holdings LLC Term B-5 2.606% (USD LIBOR + 2.500%) due 04/15/27 §	$29,700	$29,411
Delta Topco Inc Term B 4.500% (USD LIBOR + 3.750%) due 12/01/27 §	40,000	40,000
Go Daddy Operating Co LLC Term B-2 1.859% (USD LIBOR + 1.750%) due 02/15/24 §	49,827	49,510
iHeartCommunications Inc Term B 3.109% (USD LIBOR + 3.000%) due 05/01/26 § ¥	252,587	250,039
Level 3 Financing Inc Term B 1.865% (USD LIBOR + 1.750%) due 03/01/27 §	183,972	181,870
Nexstar Broadcasting Inc Term B 2.615% (USD LIBOR + 2.500%) due 09/19/26 § ¥	233,922	232,502
Terrier Media Buyer Inc Term B due 12/17/26 ¥	250,000	248,105
Univision Communications Inc Term B 4.750% (USD LIBOR + 3.750%) due 03/24/26 §	137,991	138,069
Virgin Media Bristol LLC Term N 2.606% (USD LIBOR + 2.500%) due 01/31/28 § ¥	220,000	218,337
Zayo Group Holdings Inc Term B 3.109% (USD LIBOR + 3.000%) due 03/09/27 § ¥	100,000	99,326
due 03/09/27 ¥	20,000	19,865
Ziggo Financing Partnership Term I (Netherlands) 2.606% (USD LIBOR + 2.500%) due 04/30/28 §	99,750	98,870

		2,108,545

Consumer, Cyclical - 0.8%

Alterra Mountain Co Term B 2.859% (USD LIBOR + 2.750%) due 07/31/24 §	78,182	77,332
Caesars Resort Collection LLC
Term B 2.859% (USD LIBOR + 2.750%) due 12/22/24 § ¥	277,964	273,968
Term B-1 4.609% (USD LIBOR + 4.500%) due 07/20/25 §	69,650	69,872
CityCenter Holdings LLC Term B 3.000% (USD LIBOR + 2.250%) due 04/18/24 §	280,342	277,207
Clarios Global LP Term B 3.359% (USD LIBOR + 3.250%) due 04/30/26 §	186,543	185,805
Delta Air Lines Inc Term B due 04/29/23 ¥	125,000	125,642
Four Seasons Hotels Ltd Term B (Canada) 2.115% (USD LIBOR + 2.000%) due 11/30/23 §	98,844	98,697
Golden Nugget LLC Term B 3.250% (USD LIBOR + 2.500%) due 10/04/23 §	7,972	7,865
Great Outdoors Group LLC Term B-1 5.000% (USD LIBOR + 4.250%) due 03/05/28 §	49,875	49,958
Harbor Freight Tools USA Inc Term B 3.750% (USD LIBOR + 3.000%) due 10/19/27 §	119,800	119,867
Hilton Worldwide Finance LLC Term B-2 1.859% (USD LIBOR + 1.750%) due 06/21/26 § ¥	240,000	238,110

	Principal Amount	Value
IRB Holding Corp Term B due 02/05/25 ¥	$250,000	$248,348
Leslie’s Poolmart Inc Term B due 03/09/28 ¥	250,000	248,985
Michaels Stores Inc Term B 4.250% (USD LIBOR + 3.500%) due 10/01/27 §	134,916	134,916
Nascar Holdings LLC Term B due 10/18/26 ¥	242,025	240,891
PCI Gaming Authority Term B 2.609% (USD LIBOR + 2.500%) due 05/31/26 §	35,131	34,936
Petco Health & Wellness Co Inc Term B 4.000% (USD LIBOR + 3.250%) due 03/04/28 § ¥	235,000	234,287
PetSmart Inc Term B due 02/12/28 ¥	250,000	249,896
Restaurant Brands International Inc Term B (Canada) 1.859% (USD LIBOR + 1.750%) due 11/19/26 §	197,500	194,308
Scientific Games International Inc Term B-5 2.859% (USD LIBOR + 2.750%) due 08/14/24 §	341,680	335,529
Station Casinos LLC Term B-1 2.500% (USD LIBOR + 2.250%) due 02/08/27 §	119,973	118,302
TKC Holdings Inc 4.750% (USD LIBOR + 3.750%) due 02/01/23 §	68,555	67,098
UFC Holdings LLC Term B-3 3.750% (USD LIBOR + 3.000%) due 04/29/26 § ¥	257,251	256,688
Whatabrands LLC Term B 2.856% (USD LIBOR + 2.750%) due 08/03/26 § ¥	259,620	258,505
Wynn Resorts Finance LLC Term A 1.860% (USD LIBOR + 1.750%) due 09/20/24 §	175,750	171,356

		4,318,368

Consumer, Non-Cyclical - 0.8%

AlixPartners LLP Term B due 02/04/28 ¥	250,000	249,340
Allied Universal Holdco LLC 4.359% (USD LIBOR + 4.250%) due 07/12/26 § ¥	297,155	296,728
Bausch Health Americas Inc Term B 2.859% (USD LIBOR + 2.750%) due 11/27/25 § ¥	245,000	244,011
3.109% (USD LIBOR + 3.000%) due 06/01/25 § ¥	240,619	240,087
Change Healthcare Holdings LLC Term B 3.500% (USD LIBOR + 2.500%) due 03/01/24 §	222,862	222,834
Endo International PLC Term B 5.750% (USD LIBOR + 5.000%) due 04/27/24 §	24,213	24,237
Eyecare Partners LLC 3.859% (USD LIBOR + 3.750%) due 02/20/27 §	49,572	49,125
Froneri US Inc Term B (United Kingdom) 2.359% (USD LIBOR + 2.250%) due 01/31/27 § ¥	209,550	206,914
Gainwell Acquisition Corp Term B due 10/01/27 ¥	90,000	89,887
4.750% (USD LIBOR + 4.000%) due 10/01/27 §	99,750	99,501

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Garda World Security Corp Term B (Canada) 4.250% (USD LIBOR + 4.250%) due 10/30/26 §	$34,353	$34,410
Global Medical Response Inc Term B 5.750% (USD LIBOR + 4.750%) due 10/02/25 §	332,308	331,737
Grifols Worldwide Operations USA Inc Term B (Spain) 2.081% (USD LIBOR + 2.000%) due 11/15/27 §	217,948	215,794
Horizon Therapeutics USA Inc Term B-2 2.500% (USD LIBOR + 2.000%) due 03/15/28 § ¥	235,000	234,608
LifePoint Health Inc Term B 3.865% (USD LIBOR + 3.750%) due 11/16/25 § ¥	253,232	252,994
MPH Acquisition Holdings LLC Term B 3.750% (USD LIBOR + 2.750%) due 06/07/23 §	161,055	160,387
Option Care Health Inc 3.859% (USD LIBOR + 3.750%) due 08/06/26 §	79,000	78,852
PAREXEL International Corp Term B 2.859% (USD LIBOR + 2.750%) due 09/27/24 § ¥	90,000	89,037
Phoenix Guarantor Inc Term B due 03/05/26 ¥	80,000	79,625
3.361% (USD LIBOR + 3.250%) due 03/05/26 § ¥	225,043	223,613
PPD Inc Term B 2.750% (USD LIBOR + 2.250%) due 01/13/28 §	210,000	209,360
Prime Security Services Borrower LLC Term B-1 3.500% (USD LIBOR + 2.750%) due 09/23/26 § ¥	252,632	251,730
Reynolds Consumer Products LLC Term B 1.859% (USD LIBOR + 1.750%) due 02/04/27 §	197,116	196,426
Sotera Health Holdings LLC 3.250% (USD LIBOR + 2.750%) due 12/13/26 §	190,000	189,762
Trans Union LLC Term B-5 1.859% (USD LIBOR + 1.750%) due 11/15/26 § ¥	103,073	102,486
Triton Water Holdings Inc Term B due 03/31/28 ¥	230,000	229,487
US Foods Inc Term B 1.859% (USD LIBOR + 1.750%) due 06/27/23 §	39,584	39,120
Verscend Holding Corp Term B due 08/27/25 ± ¥	59,847	59,847
4.609% (USD LIBOR + 4.500%) due 08/27/25 §	49,745	49,940

		4,751,879

Diversified - 0.0%

First Eagle Holdings Inc Term B 2.703% (USD LIBOR + 2.500%) due 02/02/27 §	29,180	28,850

Financial - 0.4%

AmWINS Group Inc Term B 3.000% (USD LIBOR + 2.500%) due 02/19/28 § ¥	219,794	218,636
Asurion LLC Term B-7 3.109% (USD LIBOR + 3.000%) due 11/03/24 § ¥	218,466	217,886

	Principal Amount	Value
Term B-8 3.359% (USD LIBOR + 3.250%) due 12/23/26 § ¥	$249,712	$248,411
Term B-9 3.359% (USD LIBOR + 3.250%) due 08/03/27 §	60,000	59,631
Avolon (US) LLC Term B-5 (Ireland) 3.250% (USD LIBOR + 2.500%) due 12/01/27 §	49,875	49,941
Citadel Securities LP Term B 2.615% (USD LIBOR + 2.500%) due 02/02/28 § ¥	234,625	232,462
Deerfield Dakota Holding LLC Term B 4.750% (USD LIBOR + 3.750%) due 04/09/27 § ¥	228,774	229,346
Focus Financial Partners LLC Term B-3 2.109% (USD LIBOR + 2.000%) due 07/03/24 §	78,711	77,896
Hudson River Trading LLC Term B 3.140% (USD LIBOR + 3.000%) due 03/18/28 ± §	70,000	69,475
Jane Street Group LLC Term B 2.859% (USD LIBOR + 2.750%) due 01/26/28 § ¥	198,930	197,239
The Edelman Financial Center LLC Term B 3.109% (USD LIBOR + 3.000%) due 07/19/25 §	58,650	58,338
VFH Parent LLC 3.110% (USD LIBOR + 3.000%) due 03/01/26 § ¥	183,559	183,169
VICI Properties 1 LLC Term B 1.861% (USD LIBOR + 1.750%) due 12/22/24 § ¥	270,000	267,244

		2,109,674

Industrial - 0.2%

APi Group DE Inc Term B 2.609% (USD LIBOR + 2.500%) due 10/01/26 § ¥	238,596	238,186
Atlantic Aviation FBO Inc Term B 3.860% (USD LIBOR + 3.750%) due 12/06/25 §	19,550	19,574
Berry Global Inc Term Z 1.898% (USD LIBOR + 1.750%) due 07/01/26 §	116,708	115,941
Brookfield WEC Holdings Inc 3.250% (USD LIBOR + 2.750%) due 08/01/25 §	39,900	39,612
Energizer Holdings Inc 2.750% (USD LIBOR + 2.250%) due 12/22/27 §	40,000	39,969
Genesee & Wyoming Inc 2.203% (USD LIBOR + 2.000%) due 12/30/26 § ¥	343,323	342,656
GFL Environmental Inc Term B (Canada) 3.500% (USD LIBOR + 3.000%) due 05/31/25 §	19,125	19,155
Pactiv Evergreen Group Holdings Inc Term B-1 2.859% (USD LIBOR + 2.750%) due 02/05/23 § ¥	50,000	49,918
Quikrete Holdings Inc Term B due 01/31/27 ¥	250,000	248,594
TransDigm Inc Term F 2.359% (USD LIBOR + 2.250%) due 12/09/25 §	9,975	9,780
XPO Logistics Inc Term B 1.859% (USD LIBOR + 1.750%) due 02/23/25 §	90,000	89,531
due 02/23/25 ¥	125,000	124,349

		1,337,265

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Technology - 0.3%

athenahealth Inc Term B-1 4.453% (USD LIBOR + 4.250%) due 02/11/26 §	$176,949	$177,612
Dcert Buyer Inc 4.109% (USD LIBOR + 4.000%) due 10/16/26 §	208,199	208,017
Dell International LLC Term B-2 2.000% (USD LIBOR + 1.750%) due 09/19/25 §	104,311	104,349
McAfee LLC Term B 3.859% (USD LIBOR + 3.750%) due 09/29/24 §	195,368	195,694
Peraton Corp Term B due 02/01/28 ¥	114,780	114,828
4.500% (USD LIBOR + 3.750%) due 02/01/28 §	65,220	65,247
Rackspace Technology Global Inc Term B 3.500% (USD LIBOR + 2.750%) due 02/09/28 § ¥	100,000	99,337
RealPage Inc Term B due 02/18/28 ¥	270,000	269,044
UKG Inc due 05/03/26 ¥	250,000	249,983

		1,484,111

Total Senior Loan Notes (Cost $16,482,874)		16,438,018

MORTGAGE-BACKED SECURITIES - 33.3%

Collateralized Mortgage Obligations - Commercial - 3.6%

1211 Avenue of the Americas Trust 3.901% due 08/10/35 ~	900,000	983,039
ACRE Commercial Mortgage Ltd (Cayman) 0.938% (USD LIBOR + 0.830%) due 12/18/37 ~ §	540,000	539,658
1.508% (USD LIBOR + 1.400%) due 12/18/37 ~ §	180,000	179,548
AREIT Trust 2.728% (USD LIBOR + 2.620%) due 04/15/37 ~ §	600,000	606,623
Ashford Hospitality Trust 1.106% (USD LIBOR + 1.000%) due 06/15/35 ~ §	600,000	600,360
BAMLL Re-REMIC Trust 5.829% due 08/10/45 ~ §	1,624,540	739,166
BPR Trust 1.356% (USD LIBOR + 1.250%) due 02/15/29 ~ §	320,000	320,363
BX Commercial Mortgage Trust 0.906% (USD LIBOR + 0.800%) due 12/15/36 ~ §	389,211	389,852
2.156% (USD LIBOR + 2.050%) due 11/15/35 ~ §	98,000	98,129
Citigroup Commercial Mortgage Trust 3.778% due 09/10/58	700,000	769,740
Cold Storage Trust 1.006% (USD LIBOR + 0.900%) due 11/15/37 ~ §	570,135	571,809
Commercial Mortgage Trust
2.398% due 01/10/38 ~ §	300,000	297,493
3.545% due 02/10/36 ~	1,000,000	1,080,283
4.308% due 02/10/48 §	90,000	88,143
Credit Suisse Commercial Mortgage Trust 5.373% due 12/15/39	59,761	11,609
CSMC Trust
2.257% due 08/15/37 ~	1,000,000	1,019,032
4.024% (USD LIBOR + 3.024%) due 12/15/21 ~ §	430,000	426,784

	Principal Amount	Value
4.139% (USD LIBOR + 3.739%) due 09/16/25 ~ §	$560,000	$562,892
4.373% due 09/15/37 ~	830,000	645,629
DBGS Mortgage Trust 3.843% due 04/10/37 ~	900,000	986,496
DBUBS Mortgage Trust 5.351% due 08/10/44 ~ §	260,000	260,390
Fannie Mae
3.273% due 02/25/29	30,000	33,162
3.610% due 02/25/31	70,000	79,352
3.700% due 01/25/36	100,000	110,822
Fannie Mae (IO) 2.358% due 01/25/31 §	5,000,000	732,175
FHLMC Multifamily Structured Pass-Through Certificates (IO)
1.195% due 11/25/30 §	3,235,000	332,583
1.211% due 10/25/30 §	2,700,000	280,300
1.364% due 12/25/29	1,490,000	138,975
Freddie Mac Multiclass Certificates (IO) 2.608% due 10/27/28 §	2,670,000	447,573
FREMF Mortgage Trust 2.269% (USD LIBOR + 2.150%) due 01/25/26 ~ §	224,659	224,760
3.576% due 01/25/26 ~ §	350,000	358,724
3.874% due 01/25/50 ~ §	415,000	450,859
3.935% due 12/25/46 ~ §	300,000	318,867
Government National Mortgage Association 2.755% due 11/16/47 §	64,198	67,081
Government National Mortgage Association (IO)
0.395% due 01/16/53 §	7,097,540	116,891
0.543% due 04/16/47 §	3,091,057	62,602
GS Mortgage Securities Trust
1.406% (USD LIBOR + 1.300%) due 09/15/31 ~ §	1,120,000	977,342
5.622% due 11/10/39	93,803	32,831
JP Morgan Chase Commercial Mortgage Securities Trust
3.106% (USD LIBOR + 3.000%) due 01/16/37 ~ §	323,000	307,269
4.106% (USD LIBOR + 4.000%) due 01/16/37 ~ §	255,000	239,174
4.356% (USD LIBOR + 4.250%) due 12/15/36 ~ §	280,000	244,839
6.090% due 02/12/49 §	200,591	98,503
6.856% (USD LIBOR + 6.750%) due 12/15/36 ~ §	280,000	233,130
JPMDB Commercial Mortgage Securities Trust 4.009% due 03/15/50 §	180,000	189,618
MF1 Ltd (Cayman) 2.156% (USD LIBOR + 2.050%) due 07/15/35 ~ §	1,200,000	1,216,843
ML-CFC Commercial Mortgage Trust 5.450% due 08/12/48 §	23,018	12,833
Morgan Stanley Capital I Trust 2.509% due 04/05/42 ~ §	400,000	400,726
PFP Ltd (Cayman) 1.500% (USD LIBOR + 1.400%) due 04/14/38 ~ §	262,000	261,607
VLS Commercial Mortgage Trust 2.453% due 10/10/42 ~	390,000	383,616
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 ~ §	125,901	128,490
Wells Fargo Commercial Mortgage Trust 1.256% (USD LIBOR + 1.150%) due 02/15/40 ~ §	220,000	221,106
Wells Fargo Commercial Mortgage Trust (IO) 1.242% due 03/15/50 §	4,622,742	274,017
WFRBS Commercial Mortgage Trust 3.841% due 06/15/46 §	240,000	249,302

		20,403,010

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Collateralized Mortgage Obligations - Residential - 7.5%

Alternative Loan Trust
0.449% (USD LIBOR + 0.340%) due 07/25/46 §	$53,687	$78,885
0.529% (USD LIBOR + 0.420%) due 05/25/35 §	215,555	209,316
2.826% due 06/25/37 §	72,547	64,457
American Home Mortgage Investment Trust 6.700% due 06/25/36	1,346,745	361,682
Banc of America Funding Trust 3.128% due 05/25/35 §	12,361	12,527
Bayview Financing Trust 3.152% due 11/10/22 ±	371,491	371,491
BCAP LLC Trust
0.518% due 03/28/37 ~ §	1,230,281	1,224,658
4.850% due 03/26/37 ~	28,027	28,314
Bear Stearns Adjustable Rate Mortgage Trust
2.809% due 01/25/35 §	226,761	241,388
2.945% due 08/25/33 §	18,491	18,687
3.056% due 10/25/36 §	4,685	4,628
Bear Stearns ALT-A Trust
2.762% due 05/25/35 §	12,061	12,319
3.256% due 11/25/36 §	44,293	30,427
BVRT Financing Trust 1.863% due 11/10/32 ~ ± §	242,056	242,056
Cascade MH Asset Trust 2.708% due 02/25/46 ~	284,000	280,995
CFMT LLC
0.946% due 12/26/30 ~ §	367,717	368,179
1.374% due 02/25/31 ~ §	665,000	662,652
Chase Mortgage Finance Trust
2.811% due 02/25/37 §	118,873	121,300
3.214% due 09/25/36 §	46,813	42,818
ChaseFlex Trust 0.259% (USD LIBOR + 0.150%) due 08/25/37 §	288,042	259,007
Chevy Chase Funding LLC 0.359% (USD LIBOR + 0.250%) due 08/25/35 ~ §	11,587	11,923
0.638% due 05/25/35 ~ §	676,928	609,704
Citigroup Mortgage Loan Trust Inc 2.290% (US Treasury + 2.150%) due 09/25/35 §	4,618	4,826
Countrywide Home Loan Mortgage Pass-Through Trust 0.749% (USD LIBOR + 0.640%) due 03/25/35 §	7,141	7,083
Credit Suisse First Boston Mortgage Securities Corp 6.000% due 11/25/35	32,046	29,670
CSMC Trust
1.538% due 02/25/66 ~ §	620,000	624,641
1.668% due 09/27/60 ~ §	665,557	664,643
1.861% (USD LIBOR + 1.750%) due 07/25/47 ~ §	200,000	201,497
Downey Saving & Loan Association Mortgage Loan Trust 0.290% (USD LIBOR + 0.180%) due 04/19/47 §	77,743	72,036
Eurosail-UK PLC (United Kingdom) 1.030% (GBP LIBOR + 0.950%) due 06/13/45 ~ §	GBP 561,295	775,195
Fannie Mae
1.625% (US PRIME - 1.625%) due 11/25/23 §	$31,274	31,344
3.500% due 11/25/57	1,222,486	1,302,324
5.500% due 04/25/35	313,705	358,698
Fannie Mae (IO)
4.000% due 03/25/43	191,821	20,777
4.000% due 04/25/43	731,882	87,119
5.891% (6.000% - USD LIBOR) due 11/25/45 §	1,252,070	267,744

	Principal Amount	Value
5.991% (6.100% - USD LIBOR) due 09/25/46 §	$347,410	$58,091
Fannie Mae Connecticut Avenue Securities 2.459% (USD LIBOR + 2.350%) due 01/25/31 §	265,576	266,741
4.109% (USD LIBOR + 4.000%) due 05/25/30 §	450,000	465,536
FMC GMSR Issuer Trust 3.650% due 02/25/24 ± §	630,000	630,000
4.450% due 01/25/26 ~ §	500,000	497,717
Freddie Mac (IO)
2.000% due 10/25/50	98,450	12,760
2.500% due 09/25/50	96,210	15,463
3.500% due 04/15/43	240,380	31,645
4.000% due 04/15/43	158,828	7,950
5.994% (6.100% - USD LIBOR) due 08/15/44 §	190,088	38,725
Freddie Mac REMICS
3.000% due 08/15/48	110,249	114,392
8.000% due 04/15/30	53,711	63,855
Freddie Mac REMICS (IO) 2.500% due 09/25/50	92,015	13,471
Freddie Mac Structured Agency Credit Risk Debt Notes
2.317% (SOFR + 2.300%) due 08/25/33 ~ §	620,000	623,976
3.259% (USD LIBOR + 3.150%) due 07/25/30 §	1,120,000	1,113,352
4.109% (USD LIBOR + 4.000%) due 08/25/24 §	185,364	188,835
GMACM Mortgage Loan Trust 6.000% due 12/25/35	534,308	510,889
Government National Mortgage Association
0.420% (USD LIBOR + 0.300%) due 05/20/68 §	339,005	339,138
0.561% (USD LIBOR + 0.450%) due 07/20/70 §	367,584	371,692
0.620% (USD LIBOR + 0.500%) due 06/20/69 §	179,432	180,955
0.720% (USD LIBOR + 0.600%) due 07/20/65 §	712,564	720,162
0.920% (USD LIBOR + 0.800%) due 06/20/66 §	624,206	635,141
0.920% (USD LIBOR + 0.800%) due 07/20/66 §	1,002,096	1,018,646
1.391% (USD LIBOR + 1.280%) due 01/20/71 §	999,689	1,065,613
1.391% (USD LIBOR + 1.280%) due 02/20/71 §	690,397	737,155
1.904% (USD LIBOR + 0.750%) due 04/20/67 §	615,084	624,152
3.273% due 09/20/66 §	748,625	801,049
Government National Mortgage Association (IO)
0.568% due 03/20/71 §	10,732,944	569,780
2.500% due 08/20/50	197,049	29,438
2.500% due 09/20/50	98,285	14,405
2.500% due 10/20/50	197,794	30,619
4.000% due 11/20/44	581,996	82,154
4.500% due 11/16/45	219,614	40,203
5.994% (6.100% - USD LIBOR) due 10/16/46 §	183,468	51,434
6.039% (6.150% - USD LIBOR) due 02/20/46 §	1,106,841	237,171
Great Hall Mortgages PLC (United Kingdom) 0.320% (USD LIBOR + 0.130%) due 06/18/39 ~ §	210,147	205,603
GS Mortgage-Backed Securities Corp Trust 2.000% due 12/25/60 ~ §	620,000	604,977
GSR Mortgage Loan Trust
6.000% due 11/25/35	451,247	296,492
6.000% due 07/25/37	236,966	204,969

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
HarborView Mortgage Loan Trust
0.269% (USD LIBOR + 0.160%) due 05/25/38 §	$243,771	$222,791
0.450% (USD LIBOR + 0.340%) due 12/19/36 §	140,707	132,367
0.550% (USD LIBOR + 0.440%) due 05/19/35 §	204,149	197,017
2.647% due 02/25/36 §	39,929	18,141
3.193% due 08/19/36 §	93,928	93,113
Hawksmoor Mortgages (United Kingdom) 1.100% (SONIA + 1.050%) due 05/25/53 ~ §	GBP 1,143,703	1,582,249
JP Morgan Mortgage Trust
2.509% due 07/25/35 §	$15,751	16,367
3.500% due 10/25/48 ~ §	696,424	710,619
5.750% due 01/25/36	12,531	8,599
Ludgate Funding PLC (United Kingdom) 0.250% (GBP LIBOR + 0.160%) due 01/01/61 ~ §	GBP 423,524	559,698
Merrill Lynch Mortgage Investors Trust 2.520% due 11/25/35 §	$239,151	241,642
Metlife Securitization Trust 3.750% due 03/25/57 ~ §	768,460	807,257
Morgan Stanley Resecuritization Trust 1.088% (US FED + 0.710%) due 12/27/46 ~ §	1,640,019	1,464,689
New Residential Mortgage Loan Trust
2.492% due 09/25/59 ~ §	235,494	239,619
3.500% due 12/25/57 ~ §	754,927	790,776
Nomura Resecuritization Trust 6.422% due 06/26/35 ~ §	1,838,643	1,772,782
OBX Trust 0.759% (USD LIBOR + 0.650%) due 06/25/57 ~ §	736,470	738,863
PRPM LLC 2.115% due 01/25/26 ~ §	347,765	348,074
RALI Trust 6.000% due 03/25/37	834,725	800,985
RBSSP Resecuritization Trust 2.499% due 12/25/35 ~ §	32,595	32,733
Reperforming Loan REMIC Trust
0.449% (USD LIBOR + 0.340%) due 06/25/35 ~ §	24,552	23,544
0.458% (USD LIBOR + 0.340%) due 01/25/36 ~ §	139,103	135,453
Ripon Mortgages PLC (United Kingdom) 0.860% (GBP LIBOR + 0.800%) due 08/20/56 ~ §	GBP 632,765	876,331
Silverstone Master Issuer PLC (United Kingdom) 0.794% (USD LIBOR + 0.570%) due 01/21/70 ~ §	$571,500	572,720
Towd Point Mortgage Funding PLC (United Kingdom)
0.950% (SONIA + 0.900%) due 05/20/45 ~ §	GBP 1,233,570	1,707,195
0.951% (SONIA + 0.900%) due 07/20/45 ~ §	1,327,980	1,836,859
1.058% (GBP LIBOR + 1.025%) due 10/20/51 ~ §	1,028,744	1,427,908
Tower Bridge Funding No 3 PLC (United Kingdom) 1.284% (GBP LIBOR + 1.200%) due 12/20/61 ~ §	343,767	475,497
VOLT XCII LLC 1.893% due 02/27/51 ~	$146,744	146,869
VOLT XCIII LLC 1.893% due 02/27/51 ~	582,135	579,649
VOLT XCIV LLC 2.240% due 02/27/51 ~	399,984	400,075

	Principal Amount	Value
WaMu Mortgage Pass-Through Certificates Trust 3.180% due 02/25/37 §	$115,759	$114,251

		42,294,088

Fannie Mae - 16.9%

due 04/01/36 - 06/01/51 #	20,500,000	21,183,658
due 04/01/51 #	8,100,000	8,085,445
due 06/01/51 #	25,655,000	25,509,689
0.970% due 07/01/27	1,195,380	1,162,193
1.090% due 04/01/28	506,000	488,914
1.275% due 04/01/30	747,875	716,896
1.370% due 03/01/30	660,000	636,297
1.410% due 12/01/30	1,210,000	1,159,883
1.440% due 01/01/31	5,042,000	4,842,040
1.460% due 12/01/30	715,000	688,586
1.460% (US FED + 1.200%) due 10/01/44 §	6,385	6,506
1.560% due 01/01/31	500,000	485,582
1.939% (USD LIBOR + 1.508%) due 11/01/32 §	25,696	25,643
2.000% due 01/01/51 - 04/01/51	1,995,186	1,996,154
2.112% (USD LIBOR + 1.737%) due 12/01/35 §	4,523	4,527
2.293% (US Treasury + 2.043%) due 09/01/35 §	12,318	12,543
2.310% due 08/01/22	484,116	492,091
2.500% due 06/01/28 - 04/01/51	1,626,667	1,676,479
2.550% due 10/01/30	160,000	168,063
2.607% (US Treasury + 2.360%) due 11/01/34 §	18,927	20,218
2.790% due 08/01/29	100,000	107,012
2.810% due 04/01/25	30,000	32,123
3.000% due 09/01/21 - 10/01/50	4,359,632	4,585,791
3.160% due 05/01/29	39,057	42,906
3.500% due 12/01/37 - 03/01/60	5,217,739	5,601,975
3.610% due 01/01/37	485,921	538,376
4.000% due 06/01/25 - 06/01/57	6,384,830	6,910,028
4.055% (US FED + 1.926%) due 12/01/36 §	1,316	1,385
4.500% due 06/01/24 - 09/01/57	5,284,062	5,819,335
5.000% due 02/01/35 - 03/01/50	717,500	795,420
5.500% due 07/01/21 - 08/01/39	872,649	998,334
6.000% due 02/01/33 - 07/01/41	190,696	227,048

		95,021,140

Freddie Mac - 1.7%

2.000% due 11/01/50 - 04/30/51	795,555	795,917
2.011% (USD LIBOR + 1.345%) due 09/01/35 §	3,560	3,725
2.404% (US Treasury + 2.250%) due 11/01/31 §	983	989
2.452% (USD LIBOR + 1.870%) due 09/01/35 §	10,181	10,244
2.500% due 10/01/50 - 01/01/51	394,161	407,334
2.786% (USD LIBOR + 1.726%) due 06/01/35 §	32,301	34,187
3.000% due 09/01/32 - 07/01/50	1,982,920	2,091,184
3.500% due 04/01/33 - 06/01/50	1,536,642	1,657,088
3.750% (US Treasury + 2.250%) due 04/01/32 §	6,169	6,229
4.000% due 11/01/33 - 04/01/49	2,905,477	3,150,892
4.500% due 11/01/44 - 04/01/48	132,253	147,692
5.000% due 08/01/48 - 03/01/50	630,861	699,068
5.500% due 03/01/23 - 05/01/40	377,673	442,554
6.000% due 03/01/23	2,688	3,018

		9,450,121

Government National Mortgage Association - 3.6%

due 04/20/51 #	6,300,000	6,535,316
2.000% due 12/20/50	395,830	400,260
2.500% due 12/20/50 - 01/20/51	3,556,596	3,684,991

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
2.932% due 10/20/70 §	$452,022	$483,006
3.000% due 09/15/42 - 12/20/50	2,478,781	2,635,275
3.500% due 03/20/45 - 01/20/51	3,046,874	3,309,766
4.000% due 11/20/47 - 04/20/50	1,044,399	1,122,470
4.500% due 06/20/48 - 02/20/50	1,400,144	1,519,782
5.000% due 10/15/38 - 01/20/49	222,007	250,073

		19,940,939

Total Mortgage-Backed Securities (Cost $189,006,791)		187,109,298

ASSET-BACKED SECURITIES - 6.6%

ACE Securities Corp Home Equity Loan Trust 1.084% (USD LIBOR + 0.975%) due 07/25/35 §	335,576	335,705
Ajax Mortgage Loan Trust 2.239% due 06/25/66 ~	324,190	323,448
American Homes 4 Rent LP 5.885% due 04/17/52 ~	300,000	325,070
AmeriCredit Automobile Receivables Trust 1.210% due 12/18/26	540,000	537,786
Ameriquest Mortgage Securities Inc
0.979% (USD LIBOR + 0.870%) due 10/25/35 §	250,000	247,909
2.164% (USD LIBOR + 2.055%) due 11/25/34 §	362,404	364,967
AMSR Trust 2.006% due 11/17/37 ~	365,000	361,094
Applebee’s Funding LLC 4.194% due 06/07/49 ~	268,650	277,077
Aqua Finance Trust 3.970% due 07/17/46 ~	210,000	216,688
Argent Securities Inc
0.929% (USD LIBOR + 0.820%) due 02/25/34 §	513,977	500,666
1.234% (USD LIBOR + 1.125%) due 11/25/34 §	469,638	471,137
Asset-Backed Funding Certificates Trust 0.809% (USD LIBOR + 0.700%) due 06/25/34 §	44,311	43,703
Basic Asset-Backed Securities Trust 0.729% (USD LIBOR + 0.620%) due 04/25/36 §	208,903	208,399
Bear Stearns Asset-Backed Securities I Trust
0.309% (USD LIBOR + 0.200%) due 12/25/36 §	93,648	93,650
0.349% (USD LIBOR + 0.240%) due 12/25/36 §	1,224,751	1,189,861
1.114% (USD LIBOR + 1.005%) due 06/25/35 §	225,395	223,863
Business Jet Securities LLC
2.918% due 04/15/36 ~	309,000	309,167
2.981% due 11/15/35 ~	572,391	580,598
Cars Net Lease Mortgage Notes 3.100% due 12/15/50 ~	99,875	101,704
CBAM Ltd (Cayman)
1.243% (USD LIBOR + 1.020%) due 04/17/31 ~ §	800,000	802,537
1.453% (USD LIBOR + 1.230%) due 10/17/29 ~ §	1,000,000	1,000,670
1.463% (USD LIBOR + 1.240%) due 10/17/29 ~ §	700,000	700,280
CFMT LLC 2.386% due 12/25/29 ~ §	684,951	688,955
Citigroup Mortgage Loan Trust
0.279% (USD LIBOR + 0.170%) due 05/25/37 §	661	661
0.559% (USD LIBOR + 0.450%) due 11/25/45 ~ §	225,350	224,595

	Principal Amount	Value
CLNC Ltd (Cayman) 1.360% (USD LIBOR + 1.250%) due 08/20/35 ~ §	$900,000	$899,697
Continental Finance Credit Card ABS Master Trust 2.240% due 12/15/28 ~	370,000	373,224
Countrywide Asset-Backed Certificates
0.249% (USD LIBOR + 0.140%) due 07/25/37 §	297,003	280,954
0.709% (USD LIBOR + 0.600%) due 06/25/36 §	458,817	454,949
Credit Acceptance Auto Loan Trust 1.640% due 06/17/30 ~	665,000	660,736
Crossroads Asset Trust 1.120% due 06/20/25 ~	116,000	115,899
DataBank Issuer 2.060% due 02/27/51 ~	250,000	249,172
Dividend Solar Loans LLC 3.670% due 08/22/39 ~	240,660	254,603
Drive Auto Receivables Trust 3.180% due 10/15/26	575,000	600,916
Finance of America HECM Buyout
0.875% due 02/25/31 ~ §	441,763	442,106
1.588% due 02/25/31 ~ §	200,000	199,441
First Franklin Mortgage Loan Trust 0.229% (USD LIBOR + 0.120%) due 11/25/36 §	384,912	368,001
Foundation Finance Trust
1.270% due 05/15/41 ~	300,000	299,358
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	200,000	208,932
Freed ABS Trust 0.660% due 03/20/28 ~	691,550	692,015
Gallatin CLO IX Ltd (Cayman) 1.274% (USD LIBOR + 1.050%) due 01/21/28 ~ §	445,894	446,391
Genesis Sales Finance Master Trust 2.240% due 09/22/25 ~	500,000	502,839
GLS Auto Receivables Issuer Trust
0.870% due 12/16/24 ~	150,000	150,535
1.140% due 11/17/25 ~	145,000	145,749
1.640% due 10/15/26 ~	75,000	75,291
GSAA Home Equity Trust
0.209% (USD LIBOR + 0.100%) due 03/25/37 §	418,277	174,860
1.159% (USD LIBOR + 1.050%) due 06/25/35 §	270,000	264,374
6.000% due 08/25/47	243,400	241,202
Hertz Vehicle Financing II LP
2.960% due 10/25/21 ~	157,664	158,434
3.940% due 03/25/22 ~	230,000	230,148
Hildene Community Funding CDO Ltd (Cayman)
3.250% due 11/01/35 ~	280,000	279,650
Home Equity Asset Trust 1.009% (USD LIBOR + 0.900%) due 11/25/34 §	190,123	190,516
Jamestown CLO XV Ltd (Cayman) 1.581% (USD LIBOR + 1.340%) due 04/15/33 ~ §	1,100,000	1,101,923
LoanCore Issuer Ltd (Cayman) 1.236% (USD LIBOR + 1.130%) due 05/15/28 ~ §	240,410	240,410
Mariner Finance Issuance Trust 2.960% due 07/20/32 ~	430,000	439,889
Mastr Asset-Backed Securities Trust 0.329% (USD LIBOR + 0.220%) due 10/25/36 §	626,338	285,398
Merrill Lynch Mortgage Investors Trust 0.438% (USD LIBOR + 0.320%) due 04/25/37 §	377,410	261,903

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
MidOcean Credit CLO VI (Cayman) 1.474% (USD LIBOR + 1.250%) due 01/20/29 ~ §	$700,000	$700,769
Monarch Grove CLO (Cayman) 1.098% (USD LIBOR + 0.880%) due 01/25/28 ~ §	325,574	325,458
Navient Student Loan Trust
1.259% (USD LIBOR + 1.150%) due 07/26/66 ~ §	150,000	152,982
1.459% (USD LIBOR + 1.350%) due 06/25/65 ~ §	313,318	319,298
New Century Home Equity Loan Trust 0.829% (USD LIBOR + 0.720%) due 10/25/35 §	900,000	889,972
NRZ Excess Spread-Collateralized Notes
3.844% due 12/25/25 ~	363,773	368,056
Oak Street Investment Grade Net Lease Fund
1.850% due 11/20/50 ~	198,837	199,940
OneMain Financial Issuance Trust
3.450% due 09/14/35 ~	120,000	127,070
Oportun Funding IX LLC
3.910% due 07/08/24 ~	500,000	500,271
Oportun Funding LLC
2.200% due 05/15/24 ~	448,923	450,251
Oportun Funding XIV LLC
1.210% due 03/08/28 ~	105,000	105,038
Option One Mortgage Loan Trust 0.239% (USD LIBOR + 0.130%) due 07/25/37 §	868,362	698,419
Pagaya AI Debt Selection Trust
1.180% due 11/15/27 ~	660,000	662,389
Progress Residential Trust
2.106% due 04/17/38 ~	565,000	554,908
3.316% due 08/17/34 ~	175,000	176,322
4.261% due 08/17/34 ~	645,000	651,524
RASC Trust 0.449% (USD LIBOR + 0.340%) due 04/25/37 §	200,000	192,728
Regional Management Issuance Trust
1.680% due 03/17/31 ~	198,000	197,623
3.040% due 03/17/31 ~	191,000	188,876
Santander Consumer Auto Receivables Trust
1.570% due 01/15/27 ~	100,000	99,598
SBA Small Business Investment Cos
3.548% due 09/10/28	213,872	229,519
SCF Equipment Leasing LLC
1.540% due 10/21/30 ~	345,000	340,026
Securitized Asset-Backed Receivables LLC Trust
0.239% (USD LIBOR + 0.130%) due 05/25/37 §	68,463	58,523
0.389% (USD LIBOR + 0.280%) due 05/25/36 §	164,220	112,708
SMB Private Education Loan Trust
1.590% due 01/15/53 ~	340,000	334,822
1.606% (USD LIBOR + 1.500%) due 04/15/32 ~ §	550,000	556,813
2.310% due 01/15/53 ~	150,000	151,282
Soundview Home Loan Trust 0.429% (USD LIBOR + 0.320%) due 11/25/36 §	359,296	358,347
Structured Asset Investment Loan Trust 0.829% (USD LIBOR + 0.720%) due 07/25/35 §	250,000	245,507
STWD Ltd (Cayman) 1.186% (USD LIBOR + 1.080%) due 07/15/38 ~ §	900,000	900,787
Sunnova Helios II Issuer LLC
5.320% due 06/20/46 ~	195,876	205,824
Towd Point Mortgage Trust
3.250% due 10/25/57 ~ §	180,000	188,562
4.000% due 11/25/47 ~	301,482	305,574

	Principal Amount	Value
TRTX Issuer Ltd (Cayman) 1.258% (USD LIBOR + 1.150%) due 10/15/34 ~ §	$900,000	$899,955
United Auto Credit Securitization Trust
1.140% due 06/10/26 ~	450,000	449,651
United States Small Business Administration
2.690% due 07/01/44	55,914	58,269
2.980% due 04/01/39	55,583	58,368
Upstart Securitization Trust
0.870% due 03/20/31 ~	439,830	440,338
VCAT LLC
2.289% due 12/26/50 ~	639,914	641,643
Vericrest Opportunity Loan Trust
3.672% due 02/25/50 ~	400,000	401,003
Wachovia Mortgage Loan Trust 0.799% (USD LIBOR + 0.690%) due 10/25/35 §	1,036,307	1,000,769
Zais CLO 1 Ltd (Cayman) 1.391% (USD LIBOR + 1.150%) due 04/15/28 ~ §	339,184	339,632

Total Asset-Backed Securities (Cost $35,785,712)		37,259,119

U.S. TREASURY OBLIGATIONS - 15.0%

U.S. Treasury Bonds - 7.7%

1.125% due 08/15/40	920,000	748,434
1.250% due 05/15/50	5,280,000	3,986,194
1.375% due 11/15/40	710,000	604,166
1.375% due 08/15/50	7,170,000	5,597,081
1.625% due 11/15/50	20,450,000	17,046,992
1.875% due 02/15/41	1,050,000	977,977
1.875% due 02/15/51	1,455,000	1,291,540
2.000% due 02/15/50	960,000	878,269
2.875% due 05/15/43	2,700,000	2,954,812
2.875% due 08/15/45	1,300,000	1,419,996
3.000% due 05/15/42	1,800,000	2,011,008
3.000% due 08/15/48	300,000	336,773
3.125% due 02/15/43	1,300,000	1,479,664
3.125% due 08/15/44	1,800,000	2,049,117
3.375% due 05/15/44	900,000	1,065,832
3.625% due 02/15/44	69,000	84,857
4.250% due 05/15/39	200,000	262,895
4.625% due 02/15/40	400,000	551,875

		43,347,482

U.S. Treasury Inflation Protected Securities - 0.6%

1.375% due 02/15/44 ^	886,688	1,160,371
2.125% due 02/15/40 ^	254,153	364,969
2.125% due 02/15/41 ^	1,063,096	1,539,850

		3,065,190

U.S. Treasury Notes - 6.7%

0.125% due 10/31/22	2,285,000	2,285,000
0.125% due 10/15/23	3,870,000	3,857,831
0.250% due 11/15/23	10,000	9,996
0.250% due 05/31/25	420,000	412,043
0.250% due 06/30/25	1,500,000	1,469,941
0.250% due 07/31/25	4,000,000	3,913,516
0.250% due 10/31/25	4,620,000	4,499,357
0.375% due 11/30/25	210,000	205,447
0.375% due 01/31/26	130,000	126,791
0.375% due 09/30/27	300,000	282,369
0.500% due 02/28/26	11,540,000	11,315,511
0.500% due 06/30/27	1,090,000	1,040,460
0.500% due 10/31/27	1,675,000	1,586,735
0.625% due 11/30/27	1,320,000	1,258,950
0.625% due 05/15/30	1,000,000	910,234
0.625% due 08/15/30	100,000	90,641

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
0.875% due 11/15/30	$960,000	$888,000
1.250% due 03/31/28	130,000	128,669
1.750% due 07/31/24	3,400,000	3,547,223
1.750% due 12/31/24	69,000	71,996

		37,900,710

Total U.S. Treasury Obligations (Cost $89,794,120)		84,313,382

FOREIGN GOVERNMENT BONDS & NOTES - 4.7%

Abu Dhabi Government International (United Arab Emirates) 3.125% due 09/30/49 ~	1,030,000	984,258
Argentine Republic Government International (Argentina)
0.125% due 07/09/30	417,100	140,375
0.125% due 07/09/41	250,000	86,702
1.000% due 07/09/29	18,460	6,655
Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/23	BRL 940,000	176,184
10.000% due 01/01/25	7,112,000	1,339,538
Brazilian Government (Brazil)
4.625% due 01/13/28	$270,000	285,875
5.625% due 01/07/41	120,000	125,232
5.625% due 02/21/47	900,000	920,398
Chile Government (Chile) 2.550% due 01/27/32	200,000	202,040
China Government (China)
3.310% due 11/30/25 ~	CNY 3,000,000	468,938
3.380% due 11/21/24 ~	500,000	78,006
3.390% due 05/21/25 ~	1,000,000	156,504
Colombia Government (Colombia)
4.000% due 02/26/24	$300,000	319,357
4.500% due 01/28/26	300,000	330,019
5.625% due 02/26/44	200,000	227,682
Egypt Government (Egypt)
5.577% due 02/21/23 ~	200,000	208,641
Indonesia Government (Indonesia)
3.500% due 01/11/28	900,000	966,434
4.875% due 05/05/21 ~	300,000	300,847
Indonesia Treasury (Indonesia)
7.000% due 05/15/2	IDR 14,454,000,000	1,036,568
7.500% due 06/15/35	1,622,000,000	114,130
Israel Government (Israel) 4.125% due 01/17/48	$600,000	692,064
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^	JPY 289,188,397	2,641,807
Kuwait International Government (Kuwait) 3.500% due 03/20/27 ~	$270,000	298,496
Mexican Bonos (Mexico)
7.750% due 11/13/42	MXN 67,700,000	3,348,532
8.000% due 11/07/47	31,600,000	1,587,475
8.500% due 05/31/29	2,780,000	152,810
Mexico Government (Mexico)
2.659% due 05/24/31	$200,000	189,116
3.771% due 05/24/61	200,000	177,475
4.125% due 01/21/26	200,000	222,736
4.350% due 01/15/47	500,000	498,142
4.500% due 01/31/50	200,000	203,146
Panama Government (Panama)
2.252% due 09/29/32	300,000	285,903
4.500% due 04/16/50	200,000	221,506
Peru Government (Peru) 6.150% due 08/12/32	PEN 3,000,000	869,198
Peruvian Government (Peru)
5.625% due 11/18/50	$95,000	126,084
5.940% due 02/12/29 ~	PEN 1,300,000	394,632
6.350% due 08/12/28 ~	2,000,000	624,051
6.550% due 03/14/37	$350,000	474,003

	Principal Amount	Value
Qatar Government (Qatar) 4.817% due 03/14/49 ~	$800,000	$982,096
Republic of Poland Government (Poland) 4.000% due 01/22/24	370,000	405,627
Russian Federal (Russia)
6.900% due 05/23/29	RUB 13,110,000	173,286
7.000% due 08/16/23	26,040,000	353,353
7.050% due 01/19/28	107,902,000	1,444,768
7.250% due 05/10/34	5,970,000	80,474
7.650% due 04/10/30	39,790,000	552,040
7.700% due 03/16/39	65,580,000	922,405

Total Foreign Government Bonds & Notes (Cost $27,709,935)		26,395,608

MUNICIPAL BONDS - 0.2%

City of Chicago IL ‘B’ 5.630% due 01/01/22	$95,000	97,355
New York State Urban Development Corp 1.346% due 03/15/26	700,000	697,999
Regents of the University of California Medical Center Pooled Revenue 3.706% due 05/15/20	120,000	115,426
State of California 7.625% due 03/01/40	180,000	288,987

Total Municipal Bonds (Cost $1,226,332)		1,199,767

SHORT-TERM INVESTMENTS - 15.8%

U. S. Government Agency Issue - 0.1%

Federal Home Loan Bank 0.010% due 06/23/21	500,000	499,989

Mortgage-Backed Securities - 0.1%

MRA Issuance Trust 1.750% (USD LIBOR + 1.750%) due 10/08/21 ~ §	460,000	460,000

Corporate Notes - 0.0%

Pacific Gas and Electric Co 1.573% (USD LIBOR + 1.375%) due 11/15/21 §	330,000	330,661

Foreign Government Issues - 0.0%

Letras de la Nacion Argentina con Ajuste por CER (Argentina) 0.895% due 09/13/21 ^ Ω	ARS 671,742	5,411

	Shares
Money Market Fund - 13.0%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	72,958,059	72,958,059

	Principal Amount
U.S. Cash Management Bills - 2.3%

0.008% due 07/06/21	$2,800,000	2,799,940
0.013% due 07/20/21 ‡	9,800,000	9,799,611
0.015% due 07/27/21	200,000	199,990

		12,799,541

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
U.S. Treasury Bills - 0.3%

0.020% due 07/01/21	$800,000	$799,959
0.020% due 09/02/21 ‡	800,000	799,932

		1,599,891

Total Short-Term Investments (Cost $88,654,487)		88,653,552

TOTAL INVESTMENTS - 111.5% (Cost $631,703,753)		626,779,048

TOTAL SECURITIES SOLD SHORT - (0.5%) (PROCEEDS $2,754,320)		(2,744,859)

DERIVATIVES - 0.1%		416,382

OTHER ASSETS & LIABILITIES, NET - (11.1%)		(62,131,384)

NET ASSETS - 100.0%		$562,319,187

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	33.3%
Corporate Bonds & Notes	33.0%
Short-Term Investments	15.8%
U.S. Treasury Obligations	15.0%
Asset-Backed Securities	6.6%
Foreign Government Bonds & Notes	4.7%
Others (each less than 3.0%)	3.1%

	111.5%
Securities Sold Short	(0.5%	)
Derivatives	0.1%
Other Assets & Liabilities, Net	(11.1%	)

	100.0%

(b)

An investment with a value of $5,411 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	An investment with a value of $689,634 or 0.1% of the Fund’s net assets was in default as of March 31, 2021.

(d)

As of March 31, 2021, investments with a total aggregate value of $251,979 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(e)	The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended March 31, 2021 was $6,173,019 at a weighted average interest rate of 0.098%.

(f)	Securities sold short outstanding as of March 31, 2021 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (0.5%)

Fannie Mae
2.000% due 04/15/51	$600,000	($598,922)
4.000% due 04/15/51	2,000,000	(2,145,937)

Total Securities Sold Short (Proceeds $2,754,320)		($2,744,859)

(g)	Open futures contracts outstanding as of March 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AUD FX	06/21	46	$3,551,190	$3,496,690	($54,500)
Australia 10-Year Bonds	06/21	36	3,784,627	3,776,571	(8,056)
CAD FX	06/21	27	2,137,822	2,148,390	10,568
EUR FX	06/21	21	3,129,171	3,082,275	(46,896)
Euro-Bobl	06/21	7	1,107,554	1,108,858	1,304
Eurodollar	03/22	142	35,407,998	35,416,575	8,577
Eurodollar	09/23	5	1,238,548	1,237,125	(1,423)
Eurodollar	12/23	488	120,721,712	120,529,900	(191,812)
Euro-OAT	06/21	12	2,278,104	2,279,025	921
GBP FX	06/21	2	174,231	172,263	(1,968)
JPY FX	06/21	13	1,498,520	1,468,269	(30,251)
Long Gilt	06/21	1	177,759	175,896	(1,863)
MXN FX	06/21	36	847,239	873,720	26,481
RUB FX	06/21	5	167,763	163,688	(4,075)
U.S. Treasury 5-Year Notes	06/21	565	70,249,943	69,720,119	(529,824)
U.S. Treasury 10-Year Notes	06/21	99	13,132,326	12,962,813	(169,513)
U.S. Treasury Long Bonds	06/21	469	74,583,064	72,504,469	(2,078,595)

					(3,070,925)

Short Futures Outstanding
Euro-Bund	06/21	97	19,441,411	19,483,425	(42,014)
Euro-Buxl	06/21	6	1,470,745	1,449,739	21,006
Eurodollar	06/21	248	61,881,104	61,891,500	(10,396)
Eurodollar	12/21	371	92,464,259	92,504,213	(39,954)
Japan 10-Year Bonds	06/21	3	4,087,854	4,095,552	(7,698)
Long Gilt	06/21	2	357,538	351,791	5,747
U.S. Treasury 2-Year Notes	06/21	63	13,920,430	13,905,773	14,657
U.S. Treasury 10-Year Notes	06/21	284	38,026,254	37,186,250	840,004
U.S. Treasury Long Bonds	06/21	1	162,960	154,594	8,366
U.S. Ultra Long Bonds	06/21	17	3,113,221	3,080,719	32,502

					822,220

Total Futures Contracts					($2,248,705)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

(h)	Forward foreign currency contracts outstanding as of March 31, 2021 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	1,200,000	USD	928,247	04/21	BNP	$—	($16,688)
AUD	2,538,283	USD	1,966,338	04/21	CIT	—	(38,176)
AUD	1,008,000	USD	786,926	04/21	RBS	—	(21,270)
BRL	3,111,707	USD	575,112	04/21	CIT	—	(22,903)
BRL	4,465,032	USD	783,710	04/21	DUB	9,323	—
BRL	500,000	USD	92,295	04/21	GSC	—	(3,564)
BRL	1,398,513	USD	245,469	04/21	JPM	2,920	—
BRL	5,863,545	USD	1,087,251	04/21	SCB	—	(45,829)
BRL	4,465,032	USD	805,377	05/21	DUB	—	(13,758)
CAD	939,000	USD	753,203	04/21	BRC	—	(5,997)
CAD	7,947,914	USD	6,356,428	04/21	CIT	—	(31,740)
CAD	3,280,905	USD	2,589,803	04/21	CIT	21,033	—
CLP	430,442,550	USD	596,222	05/21	BRC	1,433	—
EUR	748,000	USD	909,027	04/21	CIT	—	(31,501)
EUR	1,687,000	USD	2,013,673	04/21	HSB	—	(35,041)
EUR	7,123,000	USD	8,371,662	04/21	SCB	—	(17,480)
EUR	2,659,000	USD	3,167,957	04/21	UBS	—	(49,295)
EUR	3,838,000	USD	4,505,991	05/21	JPM	—	(1,976)
GBP	876,466	USD	1,215,981	04/21	CIT	—	(7,607)
GBP	1,747,005	USD	2,371,514	04/21	CIT	37,062	—
GBP	147,000	USD	208,042	05/21	BRC	—	(5,358)
GBP	1,585,000	USD	2,207,582	05/21	HSB	—	(22,183)
GBP	130,000	USD	180,666	05/21	RBS	—	(1,422)
IDR	36,838,359,174	USD	2,627,651	04/21	JPM	—	(103,006)
INR	32,903,342	USD	444,190	04/21	JPM	4,107	—
JPY	321,971,207	USD	2,965,058	04/21	CIT	—	(56,614)
MXN	7,000,000	USD	333,681	04/21	BNP	8,088	—
MXN	15,638,000	USD	743,626	09/21	HSB	8,173	—
PEN	1,934,811	USD	526,121	04/21	HSB	—	(9,276)
RUB	140,250,000	USD	1,865,265	04/21	CIT	—	(14,151)
RUB	171,307,313	USD	2,296,821	04/21	GSC	—	(35,792)
USD	129,136	AUD	170,000	04/21	CIT	—	(1)
USD	1,843,066	AUD	2,361,358	04/21	CIT	49,302	—
USD	1,393,083	AUD	1,798,000	04/21	UBS	27,358	—
USD	806,399	BRL	4,465,032	04/21	DUB	13,366	—
USD	256,000	BRL	1,398,513	04/21	JPM	7,611	—
USD	1,029,180	BRL	5,863,545	04/21	SCB	—	(12,243)
USD	744,647	CAD	943,000	04/21	HSB	—	(5,742)
USD	159,000	CLP	113,818,401	06/21	HSB	937	—
USD	1,171,911	CNH	7,582,497	04/21	JPM	18,592	—
USD	3,163,234	EUR	2,590,000	04/21	BNP	124,744	—
USD	3,290,045	EUR	2,762,410	04/21	CIT	49,290	—
USD	3,946,458	EUR	3,228,870	04/21	GSC	158,469	—
USD	4,503,448	EUR	3,838,000	04/21	JPM	1,972	—
USD	8,652,960	EUR	7,123,000	04/21	SCB	298,778	—
USD	605,275	EUR	508,000	04/21	UBS	9,457	—
USD	8,376,456	EUR	7,123,000	05/21	SCB	17,389	—
USD	159,456	GBP	115,000	05/21	HSB	894	—
USD	13,025,139	GBP	9,326,000	05/21	UBS	166,447	—
USD	1,616,503	JPY	166,612,924	04/21	CIT	111,447	—
USD	83,022	JPY	8,800,000	05/21	UBS	3,509	—
USD	830,922	MXN	17,229,000	04/21	CIT	—	(10,269)
USD	2,755,265	MXN	55,570,000	04/21	CIT	42,108	—
USD	271,174	MXN	5,424,055	04/21	GSC	6,350	—
USD	197,574	MXN	4,101,000	04/21	UBS	—	(2,762)
USD	531,790	PEN	1,934,811	04/21	JPM	14,944	—
USD	901,489	PEN	3,311,802	05/21	HSB	16,892	—
USD	690,409	PEN	2,532,325	06/21	HSB	14,198	—
USD	88,000	PEN	325,102	06/21	SCB	1,186	—
USD	525,550	PEN	1,934,811	12/21	HSB	9,521	—
ZAR	4,736,125	USD	317,878	04/21	CIT	2,166	—

Total Forward Foreign Currency Contracts						$1,259,066	($621,644)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

(i)	Purchased options outstanding as of March 31, 2021 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - COP versus USD	COP 3,500.00	06/11/21	GSC	$580,000	$9,637	$4,405

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - AUD-FX (04/21)	$77.00	04/09/21	CME	1	$77,000	$913	$110
Call - U.S. Treasury 10-Year Notes (05/21)	131.25	04/23/21	CME	1	131,250	642	547
Call - U.S. Treasury 30-Year Bonds (05/21)	155.00	04/23/21	CME	8	1,240,000	12,029	11,125
Call - U.S. Treasury 30-Year Bonds (05/21)	156.00	04/23/21	CME	5	780,000	6,790	4,766
Call - EUR-FX (05/21)	1.18	05/07/21	CME	4	590,000	3,410	3,000

						23,784	19,548

Put - EUR-FX (04/21)	1.21	04/09/21	CME	5	756,250	4,488	22,375
Put - U.S. Treasury 10-Year Notes (05/21)	131.00	04/23/21	CME	2	262,000	1,347	1,469
Put - U.S. Treasury 10-Year Notes (05/21)	132.50	04/23/21	CME	1	132,500	830	1,734

						6,665	25,578

Total Options on Futures						$30,449	$45,126

Total Purchased Options						$40,086	$49,531

(j)	Premiums received and value of written options outstanding as of March 31, 2021 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - BRL versus USD	BRL 5.40	06/14/21	MSC	$580,000	$12,129	($8,143)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.750%	06/01/21	CIT	$57,000	$713	($208)
Call - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.750%	06/01/21	GSC	338,000	4,237	(1,232)
Call - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.800%	06/03/21	MSC	236,000	3,694	(1,162)

							8,644	(2,602)

Put - 30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.250%	06/01/21	CIT	57,000	713	(1,508)
Put - 30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.250%	06/01/21	GSC	338,000	4,237	(8,940)
Put - 30-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.300%	06/03/21	MSC	236,000	3,103	(5,250)

							8,053	(15,698)

Total Interest Rate Swaptions							$16,697	($18,300)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 5-Year Notes (04/21)	$123.75	04/02/21	CME	3	$371,250	$370	($117)
Call - U.S. Treasury 10-Year Notes (04/21)	131.25	04/02/21	CME	2	262,500	606	(344)
Call - U.S. Treasury 10-Year Notes (04/21)	131.75	04/02/21	CME	10	1,317,500	1,998	(625)
Call - U.S. Treasury 30-Year Bonds (04/21)	155.50	04/02/21	CME	2	311,000	981	(625)
Call - U.S. Treasury 30-Year Bonds (04/21)	156.00	04/02/21	CME	1	156,000	342	(187)
Call - U.S. Treasury 30-Year Bonds (04/21)	157.00	04/02/21	CME	1	157,000	155	(62)
Call - U.S. Treasury 30-Year Bonds (04/21)	157.50	04/02/21	CME	2	315,000	606	(94)
Call - CAD-FX (04/21)	79.50	04/09/21	CME	1	79,500	497	(360)
Call - CAD-FX (04/21)	80.00	04/09/21	CME	1	80,000	378	(140)
Call - U.S. Treasury 5-Year Notes (05/21)	124.00	04/23/21	CME	37	4,588,000	10,061	(4,336)
Call - U.S. Treasury 5-Year Notes (05/21)	124.50	04/23/21	CME	8	996,000	1,447	(250)
Call - U.S. Treasury 10-Year Notes (05/21)	132.00	04/23/21	CME	3	396,000	1,464	(797)
Call - U.S. Treasury 10-Year Notes (05/21)	132.25	04/23/21	CME	3	396,750	1,354	(656)
Call - U.S. Treasury 10-Year Notes (05/21)	132.50	04/23/21	CME	10	1,325,000	3,951	(1,719)
Call - U.S. Treasury 10-Year Notes (05/21)	133.00	04/23/21	CME	15	1,995,000	5,630	(1,641)
Call - U.S. Treasury 10-Year Notes (05/21)	134.00	04/23/21	CME	27	3,618,000	17,703	(1,266)
Call - U.S. Treasury 10-Year Notes (05/21)	135.00	04/23/21	CME	1	135,000	655	(31)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 10-Year Notes (05/21)	$135.50	04/23/21	CME	2	$271,000	$965	($31)
Call - U.S. Treasury 10-Year Notes (05/21)	136.50	04/23/21	CME	5	682,500	2,179	(78)
Call - U.S. Treasury 30-Year Bonds (05/21)	157.00	04/23/21	CME	25	3,925,000	18,051	(15,625)
Call - U.S. Treasury 30-Year Bonds (05/21)	158.00	04/23/21	CME	1	158,000	592	(391)
Call - U.S. Treasury 30-Year Bonds (05/21)	159.00	04/23/21	CME	14	2,226,000	16,866	(3,500)
Call - U.S. Treasury 30-Year Bonds (05/21)	160.00	04/23/21	CME	3	480,000	885	(469)
Call - U.S. Treasury 30-Year Bonds (05/21)	161.00	04/23/21	CME	2	322,000	778	(219)
Call - U.S. Treasury 30-Year Bonds (05/21)	162.00	04/23/21	CME	3	486,000	3,370	(234)
Call - U.S. Treasury 30-Year Bonds (05/21)	164.00	04/23/21	CME	11	1,804,000	6,731	(516)
Call - U.S. Treasury 30-Year Bonds (05/21)	165.00	04/23/21	CME	4	660,000	2,462	(125)
Call - U.S. Treasury 30-Year Bonds (05/21)	166.00	04/23/21	CME	2	332,000	2,153	(62)
Call - Euro-Bund (05/21)	EUR 172.00	04/23/21	EUX	2	EUR 344,000	783	(1,055)
Call - AUD-FX (05/21)	$77.50	05/07/21	CME	2	$155,000	1,035	(720)
Call - U.S. Treasury 5-Year Notes (06/21)	124.00	05/21/21	CME	4	496,000	1,110	(1,000)
Call - U.S. Treasury 10-Year Notes (06/21)	131.50	05/21/21	CME	7	920,500	5,613	(5,359)
Call - U.S. Treasury 10-Year Notes (06/21)	132.00	05/21/21	CME	21	2,772,000	17,042	(11,484)
Call - U.S. Treasury 10-Year Notes (06/21)	134.00	05/21/21	CME	27	3,618,000	12,000	(3,797)
Call - U.S. Treasury 30-Year Bonds (06/21)	157.00	05/21/21	CME	14	2,198,000	16,445	(16,844)
Call - U.S. Treasury 30-Year Bonds (06/21)	158.00	05/21/21	CME	11	1,738,000	12,590	(9,797)
Call - U.S. Treasury 30-Year Bonds (06/21)	159.00	05/21/21	CME	14	2,226,000	18,351	(9,187)
Call - U.S. Treasury 30-Year Bonds (06/21)	160.00	05/21/21	CME	8	1,280,000	5,127	(3,750)
Call - U.S. Treasury 30-Year Bonds (06/21)	163.00	05/21/21	CME	2	326,000	2,262	(344)
Call - U.S. Treasury 30-Year Bonds (06/21)	165.00	05/21/21	CME	2	330,000	1,715	(219)
Call - U.S. Treasury 30-Year Bonds (06/21)	166.00	05/21/21	CME	2	332,000	1,731	(187)
Call - Eurodollar (12/21)	99.13	12/10/21	CME	6	1,486,875	2,087	(1,613)

						201,121	(99,856)

Put - U.S. Treasury 5-Year Notes (05/21)	123.50	04/23/21	CME	23	2,840,500	6,226	(9,523)
Put - U.S. Treasury 5-Year Notes (05/21)	123.75	04/23/21	CME	7	866,250	2,011	(3,828)
Put - U.S. Treasury 10-Year Notes (05/21)	131.50	04/23/21	CME	5	657,500	2,804	(5,000)
Put - U.S. Treasury 30-Year Bonds (05/21)	154.00	04/23/21	CME	2	308,000	1,778	(2,719)
Put - EUR-FX (05/21)	1.17	05/07/21	CME	3	438,750	2,042	(2,513)
Put - Eurodollar (12/21)	98.75	12/10/21	CME	5	1,234,375	2,490	(3,031)

						17,351	(26,614)

Total Options on Futures						$218,472	($126,470)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 2.000% due 05/13/51	$101.43	05/06/21	JPM	$1,000,000	$3,125	($914)

Put - Fannie Mae 2.000% due 05/13/51	100.75	05/06/21	JPM	1,000,000	7,031	(13,677)
Put - Fannie Mae 2.500% due 05/13/51	101.79	05/06/21	JPM	500,000	2,149	(2,168)
Put - Fannie Mae 3.000% due 06/14/51	103.88	06/07/21	JPM	400,000	1,484	(1,464)

					10,664	(17,309)

Total Options on Securities					$13,789	($18,223)

Total Written Options					$261,087	($171,136)

(k)	Swap agreements outstanding as of March 31, 2021 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counterparty	Implied Credit Spread at 03/31/21 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Q	1.000%	12/20/21	MSC	0.167%	EUR 400,000	$3,000	$2,801	$199
Russian Federation	Q	1.000%	12/20/24	JPM	0.847%	$400,000	2,362	1,972	390

							5,362	4,773	589

				Exchange
Rolls-Royce PLC	Q	1.000%	12/20/24	ICE	2.407%	EUR 800,000	(46,973)	(4,034)	(42,939)

Total Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection							($41,611)	$739	($42,350)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 34 5Y	Q	1.000%	06/20/25	ICE	$4,477,000	$81,850	$20,739	$61,111
CDX iTraxx Main 34 5Y	Q	5.000%	12/20/25	ICE	EUR 1,183,992	171,713	160,287	11,426
CDX IG 36 5Y	Q	1.000%	06/20/26	ICE	$34,467,000	819,143	750,500	68,643
CDX HY 36 5Y	Q	5.000%	06/20/26	ICE	5,540,000	503,614	470,084	33,530
CDX iTraxx Main 35 5Y	Q	5.000%	06/20/26	ICE	EUR 1,500,000	211,146	196,140	15,006

						$1,787,466	$1,597,750	$189,716

Total Credit Default Swaps						$1,745,855	$1,598,489	$147,366

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counterparty	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.024%	Brazil CETIP Interbank	Z / Z	CIT	01/04/27	BRL 5,712,000	($12,917)	$2,295	($15,212)
7.044%	Brazil CETIP Interbank	Z / Z	JPM	01/04/27	1,400,000	(2,940)	—	(2,940)

						(15,857)	2,295	(18,152)

			Exchange
3.350%	Brazil CETIP Interbank	Z /Z	CME	01/03/22	50,000,000	(60,751)	2,683	(63,434)
3.700%	Brazil CETIP Interbank	Z /Z	CME	01/03/22	32,000,000	(30,137)	(1,092)	(29,045)
0.190%	3-Month USD-LIBOR	S /Q	CME	06/15/22	$5,492,000	879	(25)	904
2.800%	3-Month USD-LIBOR	S /Q	CME	08/22/23	500,000	30,588	—	30,588
0.100%	6-Month JPY-LIBOR	S /S	LCH	03/20/24	JPY 1,395,000,000	46,897	52,017	(5,120)
1.100%	3-Month USD-LIBOR	S /Q	CME	12/18/25	$10,186,000	(88,538)	—	(88,538)
(0.095%)	6-Month JPY-LIBOR	S /S	LCH	09/13/26	JPY 140,000,000	(8,090)	—	(8,090)
(0.092%)	6-Month JPY-LIBOR	S /S	LCH	09/13/26	70,000,000	(3,940)	—	(3,940)
(0.068%)	6-Month JPY-LIBOR	S /S	LCH	09/18/26	120,000,000	(5,360)	—	(5,360)
(0.062%)	6-Month JPY-LIBOR	S /S	LCH	09/18/26	190,000,000	(7,923)	(84)	(7,839)
(0.064%)	6-Month JPY-LIBOR	S /S	LCH	09/19/26	67,000,000	(2,867)	—	(2,867)
(0.063%)	6-Month JPY-LIBOR	S /S	LCH	09/19/26	67,000,000	(2,834)	—	(2,834)
(0.087%)	6-Month JPY-LIBOR	S /S	LCH	09/20/26	34,000,000	(1,836)	—	(1,836)
(0.097%)	6-Month JPY-LIBOR	S /S	LCH	09/24/26	82,000,000	(4,879)	111	(4,990)
0.300%	6-Month JPY-LIBOR	S /S	LCH	03/20/28	170,000,000	27,159	26,374	785
7.450%	28-Day MXN TIIE	L /L	CME	07/18/29	MXN 63,630,000	177,225	26,769	150,456
0.036%	6-Month JPY-LIBOR	S /S	LCH	03/10/38	JPY 19,000,000	(9,326)	—	(9,326)
0.040%	6-Month JPY-LIBOR	S / S	LCH	03/10/38	19,000,000	(9,209)	—	(9,209)
0.103%	6-Month JPY-LIBOR	S / S	LCH	08/28/39	90,000,000	(43,054)	—	(43,054)
0.430%	6-Month JPY-LIBOR	S / S	LCH	03/19/41	16,000,000	73	—	73
0.410%	6-Month JPY-LIBOR	S / S	LCH	03/25/41	2,000,000	(65)	—	(65)
1.000%	6-Month JPY-LIBOR	S / S	LCH	03/21/48	20,000,000	21,697	48,803	(27,106)

						25,709	155,556	(129,847)

Total Interest Rate Swaps – Long						$9,852	$157,851	($147,999)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.300%	6-Month JPY-LIBOR	S / S	CME	03/18/26	JPY 225,000,000	($29,498)	($33,078)	$3,580
0.300%	6-Month JPY-LIBOR	S / S	LCH	03/18/26	410,000,000	(53,751)	(23,718)	(30,033)
0.260%	1-Day U.S. Fed Funds	A / A	CME	05/15/27	$5,461,000	275,281	(18,331)	293,612
0.450%	3-Month USD-LIBOR	S / Q	CME	05/15/27	6,272,000	306,599	(15,869)	322,468
1.350%	3-Month USD-LIBOR	S / Q	CME	02/15/28	11,000,000	83,012	59,863	23,149
0.450%	6-Month JPY-LIBOR	S / S	LCH	03/20/29	JPY 260,000,000	(67,794)	(95,871)	28,077
0.750%	6-Month JPY-LIBOR	S / S	LCH	03/20/38	102,500,000	(60,448)	10,514	(70,962)
0.800%	6-Month JPY-LIBOR	S / S	LCH	10/22/38	10,000,000	(6,965)	—	(6,965)
0.705%	6-Month JPY-LIBOR	S / S	LCH	10/31/38	50,000,000	(27,147)	3,203	(30,350)
0.785%	6-Month JPY-LIBOR	S / S	LCH	11/12/38	20,000,000	(13,364)	68	(13,432)
0.560%	1-Day-USD-SOFR	A / A	CME	07/20/45	$1,380,000	366,486	12,421	354,065
0.740%	1-Day USD-SOFR	A / A	CME	08/19/45	640,000	146,932	—	146,932
0.641%	6-Month JPY-LIBOR	S / S	CME	05/09/46	JPY 187,300,000	(57,018)	—	(57,018)
1.000%	3-Month USD-LIBOR	S / Q	CME	02/15/47	$683,000	167,808	6,648	161,160
1.200%	3-Month USD-LIBOR	S / Q	CME	02/15/47	901,000	183,844	4,963	178,881
1.225%	3-Month USD-LIBOR	S / Q	CME	02/15/47	362,000	71,976	416	71,560
1.600%	3-Month USD-LIBOR	S / Q	CME	02/15/47	458,000	55,924	2,697	53,227
0.900%	3-Month USD-LIBOR	S / Q	CME	03/17/50	8,335,000	2,433,505	2,304,860	128,645
1.200%	3-Month USD-LIBOR	S / Q	CME	10/07/50	751,000	167,228	3,830	163,398
0.538%	6-Month JPY-LIBOR	S / S	LCH	03/15/51	JPY 41,000,000	2,957	(238)	3,195
0.520%	6-Month JPY-LIBOR	S / S	LCH	03/16/51	12,000,000	1,409	—	1,409
0.350%	6-Month JPY-LIBOR	S / S	LCH	03/17/51	10,000,000	5,551	5,520	31
0.557%	6-Month JPY-LIBOR	S / S	LCH	03/17/51	147,000,000	3,380	—	3,380
0.565%	6-Month JPY-LIBOR	S / S	LCH	03/19/51	48,000,000	106	—	106
0.570%	6-Month JPY-LIBOR	S / S	LCH	03/19/51	10,000,000	(116)	—	(116)
2.000%	3-Month USD-LIBOR	S / Q	CME	06/03/51	$79,000	3,867	822	3,045
2.050%	3-Month USD-LIBOR	S / Q	CME	06/07/51	236,000	8,881	(29)	8,910
0.500%	1-Day GBP-SONIA	A / A	LCH	06/16/51	GBP 1,800,000	311,650	(93,536)	405,186
0.750%	1-Day GBP-SONIA	A / A	LCH	09/15/51	200,000	17,192	12,429	4,763

						$4,297,487	$2,147,584	$2,149,903

Total Interest Rate Swaps						$4,307,339	$2,305,435	$2,001,904

Total Swap Agreements						$6,053,194	$3,903,924	$2,149,270

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$7,068	$589
Liabilities	—	(18,152)
Centrally Cleared Swap Agreements (1)
Assets	4,182,761	2,731,301
Liabilities	(285,905)	(564,468)

	$3,903,924	$2,149,270

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2021

(l)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$185,410,304	$—	$185,410,304	$—
	Senior Loan Notes	16,438,018	—	16,308,696	129,322
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	20,403,010	—	20,403,010	—
	Collateralized Mortgage Obligations - Residential	42,294,088	—	41,050,541	1,243,547
	Fannie Mae	95,021,140	—	95,021,140	—
	Freddie Mac	9,450,121	—	9,450,121	—
	Government National Mortgage Association	19,940,939	—	19,940,939	—

	Total Mortgage-Backed Securities	187,109,298	—	185,865,751	1,243,547

	Asset-Backed Securities	37,259,119	—	37,259,119	—
	U.S. Treasury Obligations	84,313,382	—	84,313,382	—
	Foreign Government Bonds & Notes	26,395,608	—	26,395,608	—
	Municipal Bonds	1,199,767	—	1,199,767	—
	Short-Term Investments	88,653,552	72,958,059	15,695,493	—
	Derivatives:
	Credit Contracts
	Swaps	190,305	—	190,305	—
	Foreign Currency Contracts
	Futures	37,049	37,049	—	—
	Forward Foreign Currency Contracts	1,259,066	—	1,259,066	—
	Purchased Options	29,890	—	29,890	—

	Total Foreign Currency Contracts	1,326,005	37,049	1,288,956	—

	Interest Rate Contracts
	Futures	933,084	933,084	—	—
	Purchased Options	19,641	—	19,641	—
	Swaps	2,541,585	—	2,541,585	—

	Total Interest Rate Contracts	3,494,310	933,084	2,561,226	—

	Total Assets - Derivatives	5,010,620	970,133	4,040,487	—

	Total Assets	631,789,668	73,928,192	556,488,607	1,372,869

Liabilities	Securities Sold Short
	Mortgaged-Backed Securities	(2,744,859)	—	(2,744,859)	—
	Derivatives:
	Credit Contracts
	Swaps	(42,939)	—	(42,939)	—
	Foreign Currency Contracts
	Futures	(137,690)	(137,690)	—	—
	Forward Foreign Currency Contracts	(621,644)	—	(621,644)	—
	Written Options	(11,876)	—	(11,876)	—

	Total Foreign Currency Contracts	(771,210)	(137,690)	(633,520)	—

	Interest Rate Contracts
	Futures	(3,081,148)	(3,081,148)	—	—
	Written Options	(159,260)	—	(159,260)	—
	Swaps	(539,681)	—	(539,681)	—

	Total Interest Rate Contracts	(3,780,089)	(3,081,148)	(698,941)	—

	Total Liabilities - Derivatives	(4,594,238)	(3,218,838)	(1,375,400)	—

	Total Liabilities	(7,339,097)	(3,218,838)	(4,120,259)	—

	Total	$624,450,571	$70,709,354	$552,368,348	$1,372,869

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 52.2%

Basic Materials - 0.7%

LYB International Finance III LLC 1.250% due 10/01/25	$140,000	$138,353
Nucor Corp 2.000% due 06/01/25	65,000	66,749
POSCO (South Korea) 2.375% due 11/12/22 ~	450,000	461,373

		666,475

Communications - 4.2%

AT&T Inc 0.900% due 03/25/24	265,000	265,604
British Telecommunications PLC (United Kingdom) 4.500% due 12/04/23	375,000	410,486
Charter Communications Operating LLC 4.464% due 07/23/22	790,000	824,118
4.908% due 07/23/25	260,000	294,913
Cox Communications Inc 2.950% due 06/30/23 ~	110,000	115,046
Crown Castle Towers LLC 3.720% due 07/15/43 ~	55,000	57,255
Expedia Group Inc 3.600% due 12/15/23 ~	260,000	276,871
JD.com Inc (China) 3.125% due 04/29/21	560,000	560,905
NTT Finance Corp (Japan)
0.373% due 03/03/23 ~	200,000	199,961
0.583% due 03/01/24 ~	200,000	199,340
Sky Ltd (United Kingdom) 3.750% due 09/16/24 ~	200,000	219,802
T-Mobile USA Inc 2.250% due 02/15/26	145,000	146,224
Verizon Communications Inc
0.750% due 03/22/24	100,000	100,139
0.850% due 11/20/25	235,000	230,133
1.450% due 03/20/26	165,000	165,092
WPP Finance 2010 (United Kingdom) 3.625% due 09/07/22	69,000	71,978

		4,137,867

Consumer, Cyclical - 6.2%

7-Eleven Inc
0.625% due 02/10/23 ~	50,000	50,039
0.645% (USD LIBOR + 0.450%) due 08/10/22 ~ §	45,000	45,048
0.800% due 02/10/24 ~	80,000	79,769
American Airlines Pass-Through Trust ‘B’ 3.700% due 04/15/27	141,975	130,760
Daimler Finance North America LLC (Germany) 1.750% due 03/10/23 ~	410,000	419,238
Ford Motor Credit Co LLC
3.470% due 04/05/21	200,000	200,000
3.813% due 10/12/21	200,000	202,498
General Motors Co
4.875% due 10/02/23	165,000	180,784
5.400% due 10/02/23	210,000	228,157
General Motors Financial Co Inc 1.075% (USD LIBOR + 0.850%) due 04/09/21 §	200,000	200,016
2.900% due 02/26/25	210,000	220,381
4.200% due 11/06/21	65,000	66,411
Harley-Davidson Financial Services Inc
2.550% due 06/09/22 ~	85,000	86,478
4.050% due 02/04/22 ~	340,000	349,701
Hasbro Inc
2.600% due 11/19/22	205,000	211,517
3.000% due 11/19/24	280,000	298,312

	Principal Amount	Value
Hyundai Capital America
0.800% due 01/08/24 ~	$120,000	$119,041
2.375% due 02/10/23 ~	270,000	277,331
2.850% due 11/01/22 ~	121,000	124,846
3.000% due 06/20/22 ~	235,000	241,334
3.950% due 02/01/22 ~	405,000	415,859
Marriott International Inc
2.300% due 01/15/22	15,000	15,158
3.125% due 02/15/23	55,000	56,646
3.600% due 04/15/24	95,000	101,127
Nissan Motor Acceptance Corp 2.600% due 09/28/22 ~	115,000	117,840
Nissan Motor Co Ltd (Japan) 3.043% due 09/15/23 ~	230,000	240,771
Nordstrom Inc due 04/08/24 # ~	20,000	20,037
QVC Inc 4.375% due 03/15/23	175,000	183,750
Ralph Lauren Corp 1.700% due 06/15/22	40,000	40,642
Ross Stores Inc 4.600% due 04/15/25	460,000	516,557
United Airlines Pass-Through Trust ‘B’ 3.500% due 11/01/29	86,039	83,928
Volkswagen Group of America Finance LLC (Germany)
2.700% due 09/26/22 ~	200,000	206,587
2.900% due 05/13/22 ~	200,000	205,349
Walgreen Co 3.100% due 09/15/22	100,000	103,681

		6,039,593

Consumer, Non-Cyclical - 5.9%

AbbVie Inc 2.600% due 11/21/24	535,000	565,140
AstraZeneca PLC (United Kingdom) 3.500% due 08/17/23	55,000	58,658
BAT International Finance PLC (United Kingdom) 1.668% due 03/25/26	210,000	208,001
Baxalta Inc 3.600% due 06/23/22	95,000	98,120
Bayer US Finance II LLC (Germany) 0.831% (USD LIBOR + 0.630%) due 06/25/21 ~ §	210,000	210,162
Becton Dickinson and Co
3.363% due 06/06/24	230,000	247,178
3.734% due 12/15/24	175,000	191,250
Bunge Ltd Finance Corp 3.000% due 09/25/22	630,000	649,787
4.350% due 03/15/24	30,000	32,897
Cardinal Health Inc
3.200% due 03/15/23	210,000	220,622
3.500% due 11/15/24	270,000	292,868
Cargill Inc 1.375% due 07/23/23 ~	110,000	112,298
China Mengniu Dairy Co Ltd (China) 1.875% due 06/17/25 ~	400,000	398,455
Cigna Corp 0.613% due 03/15/24	50,000	49,810
EMD Finance LLC (Germany) 2.950% due 03/19/22 ~	95,000	96,943
Global Payments Inc 2.650% due 02/15/25	170,000	178,712
Health Care Service Corp 1.500% due 06/01/25 ~	190,000	191,593
Humana Inc 4.500% due 04/01/25	225,000	252,908
Imperial Brands Finance PLC (United Kingdom)
3.500% due 02/11/23 ~	200,000	208,166
3.750% due 07/21/22 ~	400,000	413,367

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
PeaceHealth Obligated Group 1.375% due 11/15/25	$40,000	$39,944
Perrigo Finance Unlimited Co 3.900% due 12/15/24	455,000	484,337
Prosperous Ray Ltd (China) 4.625% due 11/12/23 ~	240,000	260,213
Royalty Pharma PLC 0.750% due 09/02/23 ~	190,000	189,924
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	135,000	141,916

		5,793,269

Energy - 8.2%

Aker BP ASA (Norway)
3.000% due 01/15/25 ~	230,000	238,333
4.750% due 06/15/24 ~	150,000	153,924
Canadian Natural Resources Ltd (Canada) 2.050% due 07/15/25	260,000	263,173
Cenovus Energy Inc (Canada)
3.000% due 08/15/22	360,000	368,384
3.800% due 09/15/23	80,000	84,603
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/25	185,000	210,987
7.000% due 06/30/24	290,000	334,008
Diamondback Energy Inc
2.875% due 12/01/24	435,000	459,115
4.750% due 05/31/25	140,000	156,593
Enbridge Inc (Canada) 0.413% (SOFR + 0.400%) due 02/17/23 §	50,000	50,090
Energy Transfer LP
2.900% due 05/15/25	60,000	62,496
4.250% due 03/15/23	300,000	316,867
4.250% due 04/01/24	15,000	16,257
5.875% due 01/15/24	285,000	317,443
Eni SPA (Italy) 4.000% due 09/12/23 ~	270,000	290,412
EOG Resources Inc 2.625% due 03/15/23	66,000	68,548
EQT Corp 3.000% due 10/01/22	525,000	534,660
Gray Oak Pipeline LLC
2.000% due 09/15/23 ~	45,000	45,832
2.600% due 10/15/25 ~	90,000	91,426
Kinder Morgan Inc 3.150% due 01/15/23	85,000	88,774
Marathon Oil Corp 2.800% due 11/01/22	173,000	177,494
MPLX LP 1.285% (USD LIBOR + 1.100%) due 09/09/22 §	180,000	180,096
Occidental Petroleum Corp 2.600% due 08/13/21	175,000	175,766
Reliance Industries Ltd (India) 5.400% due 02/14/22 ~	250,000	259,809
Sabine Pass Liquefaction LLC
5.625% due 04/15/23	200,000	216,998
6.250% due 03/15/22	565,000	586,905
Saudi Arabian Oil Co (Saudi Arabia) 1.250% due 11/24/23 ~	200,000	201,453
Schlumberger Finance Canada Ltd 1.400% due 09/17/25	70,000	70,119
Schlumberger Holdings Corp
3.750% due 05/01/24 ~	315,000	339,966
4.000% due 12/21/25 ~	75,000	83,038
Suncor Energy Inc (Canada) 2.800% due 05/15/23	95,000	99,287
The Williams Cos Inc 3.350% due 08/15/22	120,000	123,504
3.700% due 01/15/23	375,000	392,336

	Principal Amount	Value
Valero Energy Corp
1.200% due 03/15/24	$170,000	$170,635
2.700% due 04/15/23	305,000	316,778
3.650% due 03/15/25	50,000	53,697
Western Midstream Operating LP 4.000% due 07/01/22	425,000	436,433

		8,036,239

Financial - 16.5%

AerCap Ireland Capital DAC (Ireland)
3.950% due 02/01/22	400,000	409,350
4.450% due 12/16/21	220,000	225,095
4.500% due 09/15/23	195,000	209,839
AIG Global Funding 0.800% due 07/07/23 ~	140,000	140,829
Air Lease Corp
2.250% due 01/15/23	175,000	179,705
3.500% due 01/15/22	90,000	92,044
Avolon Holdings Funding Ltd (Ireland)
2.875% due 02/15/25 ~	125,000	124,675
3.625% due 05/01/22 ~	335,000	341,683
3.950% due 07/01/24 ~	65,000	68,001
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.875% due 09/18/23	400,000	401,310
Bank of America Corp 1.384% (USD LIBOR + 1.160%) due 01/20/23 §	295,000	297,342
Bank of Ireland Group PLC (Ireland) 4.500% due 11/25/23 ~	345,000	375,985
Banque Federative du Credit Mutuel SA (France) 0.650% due 02/27/24 ~	295,000	294,265
BDO Unibank Inc (Philippines) 2.950% due 03/06/23 ~	400,000	415,000
BPCE SA (France) 1.402% (USD LIBOR + 1.220%) due 05/22/22 ~ §	250,000	252,812
5.700% due 10/22/23 ~	200,000	223,603
Brixmor Operating Partnership LP REIT 3.250% due 09/15/23	280,000	296,077
Capital One Financial Corp 3.500% due 06/15/23	130,000	138,365
CC Holdings GS V LLC REIT 3.849% due 04/15/23	445,000	473,947
Cooperatieve Rabobank UA (Netherlands) 3.950% due 11/09/22	375,000	394,996
Credicorp Ltd (Peru) 2.750% due 06/17/25 ~	200,000	204,321
Credit Suisse AG (Switzerland) 1.000% due 05/05/23	360,000	362,073
Crown Castle International Corp REIT 1.050% due 07/15/26	150,000	145,308
Danske Bank AS (Denmark)
3.001% due 09/20/22 ~	455,000	459,659
5.000% due 01/12/22 ~	245,000	253,275
Deutsche Bank AG (Germany)
3.375% due 05/12/21	160,000	160,461
4.250% due 10/14/21	230,000	234,302
Equitable Financial Life Global Funding 1.400% due 07/07/25 ~	255,000	255,022
First Niagara Financial Group Inc 7.250% due 12/15/21	120,000	125,599
Highwoods Realty LP REIT 3.625% due 01/15/23	175,000	181,831
HSBC Holdings PLC (United Kingdom) 2.099% due 06/04/26	515,000	524,211
ING Groep NV (Netherlands) 1.343% (USD LIBOR + 1.150%) due 03/29/22 §	205,000	207,019
Intercontinental Exchange Inc 0.700% due 06/15/23	135,000	135,524

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Lloyds Banking Group PLC (United Kingdom) 1.326% due 06/15/23	$200,000	$201,977
LSEGA Financing PLC (United Kingdom) due 04/06/24 # ~	200,000	199,500
Marsh & McLennan Cos Inc 3.875% due 03/15/24	190,000	207,674
Metropolitan Life Global Funding I 0.900% due 06/08/23 ~	250,000	252,257
Morgan Stanley 0.560% due 11/10/23	200,000	200,112
NatWest Markets PLC (United Kingdom) 2.375% due 05/21/23 ~	485,000	503,093
Nordea Bank Abp (Finland) 4.875% due 05/13/21 ~	200,000	200,972
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	190,000	199,528
QNB Finance Ltd (Qatar) 3.500% due 03/28/24 ~	280,000	298,341
SBA Tower Trust REIT
1.884% due 07/15/50 ~	70,000	70,941
2.836% due 01/15/50 ~	230,000	241,566
3.168% due 04/09/47 ~	370,000	370,991
3.448% due 03/15/48 ~	320,000	337,154
Simon Property Group LP REIT
2.000% due 09/13/24	65,000	67,314
3.375% due 10/01/24	225,000	242,043
Standard Chartered PLC (United Kingdom)
2.744% due 09/10/22 ~	200,000	201,791
3.950% due 01/11/23 ~	390,000	408,307
Swedbank AB (Sweden) 1.300% due 06/02/23 ~	355,000	360,865
Synchrony Financial 2.850% due 07/25/22	801,000	822,747
The Goldman Sachs Group Inc
0.992% (USD LIBOR + 0.780%) due 10/31/22 §	100,000	100,342
1.325% (USD LIBOR + 1.110%) due 04/26/22 §	295,000	295,170
3.000% due 04/26/22	85,000	85,134
3.500% due 04/01/25	135,000	146,314
The Western Union Co
2.850% due 01/10/25	240,000	251,756
3.600% due 03/15/22	140,000	143,514
Trinity Acquisition PLC 3.500% due 09/15/21	115,000	116,241
UBS Group AG (Switzerland)
1.008% due 07/30/24 ~	390,000	392,492
1.395% (USD LIBOR + 1.220%) due 05/23/23 ~ §	255,000	257,932
Wells Fargo & Co
1.654% due 06/02/24	170,000	173,718
2.188% due 04/30/26	95,000	98,105
4.125% due 08/15/23	80,000	86,595

		16,138,014

Industrial - 3.7%

Avnet Inc
3.750% due 12/01/21	197,000	200,487
4.875% due 12/01/22	45,000	47,793
Boral Finance Pty Ltd (Australia) 3.000% due 11/01/22 ~	35,000	35,940
Carrier Global Corp 2.242% due 02/15/25	425,000	440,305
CNH Industrial Capital LLC 3.875% due 10/15/21	475,000	483,172
DAE Funding LLC (United Arab Emirates) 5.250% due 11/15/21 ~	220,000	224,400
Eagle Materials Inc 4.500% due 08/01/26	50,000	51,645

	Principal Amount	Value
Eastern Creation II Investment Holdings Ltd (China) 1.000% due 09/10/23 ~	$400,000	$399,286
Heathrow Funding Ltd (United Kingdom) 4.875% due 07/15/23 ~	320,000	323,160
Shanghai Electric Group Global Investment Ltd (China) 2.650% due 11/21/24 ~	200,000	208,720
Siemens Financieringsmaatschappij NV (Germany) 0.400% due 03/11/23 ~	250,000	250,380
SMBC Aviation Capital Finance DAC (Ireland)
3.550% due 04/15/24 ~	200,000	212,612
4.125% due 07/15/23 ~	265,000	282,255
Yongda Investment Ltd (China) 2.250% due 06/16/25 ~	400,000	402,968

		3,563,123

Technology - 2.5%

Fidelity National Information Services Inc
0.375% due 03/01/23	160,000	159,534
0.600% due 03/01/24	80,000	79,571
Fortinet Inc 1.000% due 03/15/26	95,000	92,993
Microchip Technology Inc
0.972% due 02/15/24 ~	160,000	159,793
2.670% due 09/01/23 ~	205,000	213,618
3.922% due 06/01/21	515,000	517,993
Micron Technology IncMicron Technology Inc
2.497% due 04/24/23	550,000	571,321
4.640% due 02/06/24	120,000	132,229
NXP BV (Netherlands)
2.700% due 05/01/25 ~	40,000	41,982
3.875% due 09/01/22 ~	200,000	208,893
4.625% due 06/01/23 ~	200,000	216,754

		2,394,681

Utilities - 4.3%

Edison International 3.125% due 11/15/22	155,000	160,272
Enel Finance International NV (Italy)
2.875% due 05/25/22 ~	520,000	533,423
4.250% due 09/14/23 ~	405,000	438,614
FirstEnergy Corp 3.350% due 07/15/22	240,000	243,693
Israel Electric Corp Ltd (Israel) 5.000% due 11/12/24 ~	300,000	337,627
NRG Energy Inc 3.750% due 06/15/24 ~	130,000	139,359
Pacific Gas and Electric Co
1.573% (USD LIBOR + 1.375%) due 11/15/21 §	295,000	295,591
1.750% due 06/16/22	810,000	811,261
San Diego Gas & Electric Co 1.914% due 02/01/22	27,858	27,981
Sempra Energy 2.875% due 10/01/22	25,000	25,706
Sinosing Services Pte Ltd (China) 2.250% due 02/20/25 ~	500,000	507,950
The AES Corp 3.300% due 07/15/25 ~	155,000	164,680
Vistra Operations Co LLC 3.550% due 07/15/24 ~	480,000	502,602

		4,188,759

Total Corporate Bonds & Notes (Cost $49,924,149)		50,958,020

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 18.3%

Collateralized Mortgage Obligations - Commercial - 5.6%

Austin Fairmont Hotel Trust 1.156% (USD LIBOR + 1.050%) due 09/15/32 ~ §	$115,000	$115,073
BAMLL Commercial Mortgage Securities Trust 3.490% due 04/14/33 ~	130,000	139,123
Banc of America Commercial Mortgage Trust 1.957% due 02/15/50	22,610	22,703
Bank 2019-BNK 19 2.263% due 08/15/61	86,593	88,676
Bank 2019-BNK 24 2.056% due 11/15/62	102,162	104,150
CGDB Commercial Mortgage Trust 1.756% (USD LIBOR + 1.650%) due 11/15/36 ~ §	350,000	349,081
Commercial Mortgage Trust
1.965% due 02/10/50	14,087	14,119
3.221% due 10/10/48	136,602	134,930
3.633% due 02/10/37 ~ §	120,000	115,949
3.926% due 03/10/48 §	65,000	70,496
3.961% due 03/10/47	150,000	162,058
4.353% due 08/10/30 ~	120,000	128,112
4.701% due 03/10/47	195,000	211,556
4.709% due 08/10/47 ~ §	100,000	96,625
CSAIL Commercial Mortgage Trust
2.025% due 09/15/50	62,685	63,116
2.360% due 06/15/52	111,843	114,600
Fontainebleau Miami Beach Trust 3.750% due 12/10/36 ~	330,000	341,037
Great Wolf Trust 1.739% (USD LIBOR + 1.633%) due 12/15/36 ~ §	145,000	143,837
InTown Hotel Portfolio Trust
1.056% (USD LIBOR + 0.950%) due 01/15/33 ~ §	100,000	100,124
1.606% (USD LIBOR + 1.500%) due 01/15/33 ~ §	100,000	99,715
JP Morgan Chase Commercial Mortgage Securities Trust
1.456% (USD LIBOR + 1.350%) due 09/15/29 ~ §	380,000	380,244
1.706% (USD LIBOR + 1.600%) due 09/15/29 ~ §	120,000	119,980
1.876% (USD LIBOR + 1.770%) due 10/15/33 ~ §	205,000	206,029
2.276% (USD LIBOR + 2.170%) due 10/15/33 ~ §	165,000	165,947
KKR Industrial Portfolio Trust
1.106% (USD LIBOR + 1.000%) due 12/15/37 ~ §	100,000	100,042
1.356% (USD LIBOR + 1.250%) due 12/15/37 ~ §	100,000	100,181
Merit 2020-Hill
1.506% (USD LIBOR + 1.400%) due 08/15/37 ~ §	100,000	100,520
1.806% (USD LIBOR + 1.700%) due 08/15/37 ~ §	100,000	100,579
2.456% (USD LIBOR + 2.350%) due 08/15/37 ~ §	115,000	115,770
Morgan Stanley Capital I Trust
3.177% due 11/10/36 ~ §	255,000	250,194
3.912% due 09/09/32 ~	285,000	307,146
New Orleans Hotel Trust 1.395% (USD LIBOR + 1.289%) due 04/15/32 ~ §	385,000	381,231
SLIDE Fund Trust 1.956% (USD LIBOR + 1.850%) due 06/15/31 ~ §	121,944	119,107

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust 1.975% due 09/15/50	$50,907	$51,256
WFRBS Commercial Mortgage Trust
4.045% due 03/15/47	150,000	162,315
4.697% due 04/15/45	195,000	199,867

		5,475,488

Collateralized Mortgage Obligations - Residential - 8.9%

Angel Oak Mortgage Trust
0.909% due 01/25/66 ~ §	224,632	224,405
1.115% due 01/25/66 ~ §	64,459	64,395
1.261% due 05/25/65 ~ §	158,125	158,811
1.691% due 04/25/65 ~ §	47,769	48,286
Angel Oak Mortgage Trust LLC 1.579% due 05/25/65 ~ §	114,882	115,481
COLT Mortgage Loan Trust 1.506% due 04/27/65 ~ §	76,040	76,416
2.764% due 08/25/49 ~ §	119,508	120,196
Connecticut Avenue Securities Trust 0.909% (USD LIBOR + 0.800%) due 01/25/40 ~ §	10,462	10,464
Deephaven Residential Mortgage Trust
0.973% due 05/25/65 ~ §	99,255	99,233
2.339% due 01/25/60 ~ §	105,179	106,515
2.964% due 07/25/59 ~ §	131,351	132,463
3.485% due 12/26/46 ~ §	3,865	3,879
3.763% due 04/25/59 ~ §	95,838	96,190
3.921% due 04/25/59 ~ §	100,000	101,241
Ellington Financial Mortgage Trust 0.797% due 02/25/66 ~ §	97,095	96,961
Fannie Mae Connecticut Avenue Securities 0.959% (USD LIBOR + 0.850%) due 07/25/30 §	208,723	206,517
1.209% (USD LIBOR + 1.100%) due 11/25/29 §	313,464	309,545
1.309% (USD LIBOR + 1.200%) due 01/25/30 §	131,601	128,417
1.459% (USD LIBOR + 1.350%) due 09/25/29 §	93,083	93,199
Fannie Mae REMICS 4.000% due 06/25/44	7,849	8,007
Flagstar Mortgage Trust 0.959% (USD LIBOR + 0.850%) due 03/25/50 ~ §	122,906	123,024
3.500% due 10/25/49 ~ §	80,412	82,163
4.000% due 09/25/48 ~ §	151,959	154,677
Freddie Mac STACR REMIC Trust
0.717% (SOFR + 0.700%) due 08/25/33 ~ §	45,000	45,048
0.859% (USD LIBOR + 0.750%) due 02/25/50 ~ §	73,057	73,141
1.609% (USD LIBOR + 1.500%) due 08/25/50 ~ §	30,764	30,774
1.959% (USD LIBOR + 1.850%) due 02/25/50 ~ §	200,000	200,297
3.209% (USD LIBOR + 3.100%) due 03/25/50 ~ §	210,000	213,620
Freddie Mac STACR Trust
0.909% (USD LIBOR + 0.800%) due 12/25/30 ~ §	39,993	40,026
1.059% (USD LIBOR + 0.950%) due 12/25/30 ~ §	70,000	70,233
1.509% (USD LIBOR + 1.400%) due 02/25/49 ~ §	134,658	134,147
Freddie Mac Structured Agency Credit Risk Debt Notes 0.817% (SOFR + 0.800%) due 08/25/33 ~ §	125,000	125,234
0.859% (USD LIBOR + 0.750%) due 03/25/30 §	28,240	28,273

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Freddie Mac Whole Loan Securities Trust 3.837% due 05/25/47 ~ §	$19,218	$19,409
Galton Funding Mortgage Trust
2.310% due 01/25/60 ~ §	88,594	90,374
2.832% due 01/25/60 ~ §	145,000	146,214
3.339% due 10/25/59 ~ §	140,000	141,864
3.500% due 11/25/57 ~ §	69,229	70,633
4.000% due 02/25/59 ~ §	79,843	81,287
GS Mortgage-Backed Securities Trust 1.964% due 07/25/44 ~ §	5,092	5,148
Homeward Opportunities Fund I Trust
2.675% due 11/25/59 ~ §	118,056	119,662
3.454% due 01/25/59 ~ §	136,334	137,896
3.606% due 01/25/59 ~ §	143,993	145,452
New Residential Mortgage Loan Trust
0.943% due 07/25/55 ~ §	197,638	197,400
1.650% due 05/24/60 ~ §	77,636	78,692
2.464% due 01/26/60 ~ §	123,621	125,468
2.710% due 11/25/59 ~ §	202,246	207,629
2.802% due 07/25/49 ~ §	144,375	145,312
3.086% due 07/25/49 ~ §	85,587	85,684
OBX Trust
0.859% (USD LIBOR + 0.750%) due 02/25/60 ~ §	122,693	123,619
1.009% (USD LIBOR + 0.900%) due 06/25/59 ~ §	70,392	70,751
1.059% (USD LIBOR + 0.950%) due 02/25/60 ~ §	62,919	62,868
1.072% due 02/25/66 ~ §	105,000	105,657
1.309% (USD LIBOR + 1.200%) due 06/25/59 ~ §	152,749	152,287
3.000% due 05/25/60 ~ §	70,921	72,421
3.500% due 12/25/49 ~ §	67,037	68,475
3.500% due 02/25/60 ~ §	161,579	166,548
Sequoia Mortgage Trust
3.500% due 02/25/48 ~ §	29,891	30,013
4.000% due 06/25/48 ~ §	155,785	157,788
4.000% due 08/25/48 ~ §	127,998	131,478
4.500% due 08/25/48 ~ §	21,333	22,037
SG Residential Mortgage Trust
2.703% due 09/25/59 ~ §	67,800	68,870
2.877% due 09/25/59 ~ §	270,488	273,937
STACR Trust
1.009% (USD LIBOR + 0.900%) due 09/25/48 ~ §	110,000	110,496
1.359% (USD LIBOR + 1.250%) due 02/25/47 ~ §	143,172	143,615
Starwood Mortgage Residential Trust
2.408% due 02/25/50 ~ §	115,611	117,654
2.610% due 09/27/49 ~ §	51,767	52,606
2.941% due 06/25/49 ~ §	106,741	107,476
3.299% due 06/25/49 ~ §	120,278	120,932
Verus Securitization Trust
0.918% due 02/25/64 ~ §	130,000	130,722
1.052% due 01/25/66 ~ §	96,761	96,347
1.977% due 03/25/60 ~ §	81,049	82,370
2.724% due 01/25/60 ~ §	156,717	158,316
3.100% due 11/25/59 ~ §	156,429	159,534
3.117% due 07/25/59 ~ §	187,129	191,322
3.211% due 05/25/59 ~ §	100,755	101,126
3.402% due 12/25/59 ~ §	53,292	53,988
Vista Point Securitization Trust
1.763% due 03/25/65 ~ §	167,544	169,643
2.496% due 04/25/65 ~ §	85,315	86,409

		8,708,707

Fannie Mae - 2.2%

due 04/01/36 #	225,000	230,929
due 04/01/51 #	120,000	125,002
due 05/01/51 #	30,000	29,891
2.500% due 11/01/50	34,226	35,165

	Principal Amount	Value
3.000% due 08/01/32	$269,367	$287,384
3.500% due 01/01/48 - 07/01/50	168,814	179,521
4.500% due 04/01/26 - 01/01/50	700,957	767,752
5.000% due 09/01/25 - 02/01/49	112,537	126,494
6.000% due 11/01/35 - 02/01/49	301,222	363,118

		2,145,256

Freddie Mac - 0.5%

4.000% due 02/01/50	175,975	189,412
4.500% due 03/01/49 - 05/01/50	112,139	122,386
5.000% due 12/01/41	77,694	87,749
7.000% due 03/01/39	29,384	34,085
7.500% due 06/01/38	30,782	35,676

		469,308

Government National Mortgage Association - 1.1%

due 05/20/51 #	320,000	342,075
5.000% due 01/20/48 - 05/20/48	352,263	388,472
5.500% due 09/15/45 - 02/20/49	247,525	284,955

		1,015,502

Total Mortgage-Backed Securities (Cost $17,700,264)		17,814,261

ASSET-BACKED SECURITIES - 15.0%

AmeriCredit Automobile Receivables Trust
0.890% due 10/19/26	115,000	114,691
0.970% due 02/18/26	85,000	85,812
1.060% due 08/18/26	80,000	80,267
1.210% due 12/18/26	65,000	64,734
1.590% due 10/20/25	165,000	167,831
1.800% due 12/18/25	160,000	163,295
2.690% due 06/19/23	105,055	106,050
2.710% due 08/18/22	35,023	35,135
Applebee’s Funding LLC 4.194% due 06/07/49 ~	149,250	153,931
ARI Fleet Lease Trust 2.060% due 11/15/28 ~	190,000	194,965
Avis Budget Rental Car Funding AESOP LLC
2.330% due 08/20/26 ~	125,000	130,046
2.650% due 03/20/26 ~	425,000	442,185
3.330% due 03/20/24 ~	260,000	270,131
3.700% due 03/20/23 ~	100,000	102,029
4.530% due 03/20/23 ~	130,000	132,987
4.950% due 03/20/25 ~	100,000	108,099
Bayview Mortgage Fund IVc Trust 3.500% due 01/28/58 ~ §	109,273	110,625
Bayview Opportunity Master Fund IVb Trust 3.500% due 01/28/55 ~ §	64,792	66,630
BRE Grand Islander Timeshare Issuer LLC 3.280% due 09/26/33 ~	253,120	265,364
Capital Auto Receivables Asset Trust
2.700% due 09/20/22 ~	65,000	65,424
3.360% due 11/21/22 ~	160,000	162,898
3.480% due 10/20/23 ~	29,233	29,296
3.690% due 12/20/23 ~	80,000	80,688
CarMax Auto Owner Trust 2.340% due 11/17/25	105,000	108,876
CBAM Ltd (Cayman) 1.521% (USD LIBOR + 1.280%) due 02/12/30 ~ §	760,000	760,361
CIFC Funding Ltd (Cayman)
1.268% (USD LIBOR + 1.050%) due 04/24/30 ~ §	500,000	500,175
1.555% (USD LIBOR + 1.350%) due 10/20/31 ~ §	255,000	255,772
1.941% (USD LIBOR + 1.700%) due 07/15/32 ~ §	275,000	275,700

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
CNH Equipment Trust 3.010% due 04/15/24	$139,741	$142,514
Daimler Trucks Retail Trust 1.370% due 06/15/27	265,000	267,429
Dryden 86 CLO Ltd (Cayman) 1.873% (USD LIBOR + 1.650%) due 07/17/30 ~ §	250,000	250,910
Elara HGV Timeshare Issuer LLC
2.530% due 02/25/27 ~	11,803	11,811
2.690% due 03/25/30 ~	37,488	38,617
2.730% due 04/25/28 ~	113,376	115,782
Enterprise Fleet Financing LLC 3.140% due 02/20/24 ~	21,592	21,678
Ford Credit Auto Owner Trust
1.740% due 04/15/33 ~	115,000	115,780
2.040% due 12/15/26	185,000	191,779
GM Financial Automobile Leasing Trust 2.560% due 07/22/24	95,000	98,316
GM Financial Consumer Automobile Receivables Trust 1.050% due 05/18/26	85,000	85,397
GMF Floorplan Owner Revolving Trust 2.700% due 04/15/24 ~	170,000	174,173
Hilton Grand Vacations Trust
2.660% due 12/26/28 ~	65,793	67,535
2.960% due 12/26/28 ~	27,414	27,944
Hyundai Auto Receivables Trust
1.600% due 12/15/26	150,000	152,662
2.940% due 05/15/25	165,000	171,883
John Deere Owner Trust 0.720% due 06/15/27	120,000	120,625
Madison Park Funding Ltd (Cayman) 1.541% (USD LIBOR + 1.300%) due 07/15/32 ~ §	250,000	250,479
Metlife Securitization Trust 3.000% due 04/25/55 ~ §	78,041	81,081
Mill City Mortgage Loan Trust 2.500% due 04/25/57 ~ §	15,554	15,688
MMAF Equipment Finance LLC 3.200% due 09/12/22 ~	103,321	104,031
MVW LLC 2.730% due 10/20/37 ~	88,240	91,040
MVW Owner Trust
2.420% due 12/20/34 ~	232,954	238,297
2.890% due 11/20/36 ~	237,587	244,055
Navient Private Education Refi Loan Trust
0.940% due 07/15/69 ~	155,000	155,004
1.170% due 09/16/69 ~	70,470	70,776
1.220% due 07/15/69 ~	238,636	239,812
2.400% due 10/15/68 ~	112,115	115,212
2.460% due 11/15/68 ~	195,000	200,551
2.640% due 05/15/68 ~	360,000	368,478
Navistar Financial Dealer Note Master Trust
1.059% (USD LIBOR + 0.950%) due 07/25/25 ~ §	190,000	191,463
1.459% (USD LIBOR + 1.350%) due 07/25/25 ~ §	180,000	181,847
Neuberger Berman Loan Advisers CLO 38 Ltd (Cayman) 1.524% (USD LIBOR + 1.300%) due 10/20/32 ~ §	250,000	250,845
OCP CLO Ltd (Cayman) 1.344% (USD LIBOR + 1.120%) due 07/20/29 ~ §	415,000	415,553
Palmer Square CLO Ltd (Cayman) 1.941% (USD LIBOR + 1.700%) due 07/15/31 ~ §	260,000	260,688
Planet Fitness Master Issuer LLC 4.262% due 09/05/48 ~	195,000	195,925

	Principal Amount	Value
Santander Drive Auto Receivables Trust
1.010% due 01/15/26	$125,000	$125,512
3.210% due 09/15/23	5,239	5,245
Santander Retail Auto Lease Trust
1.140% due 03/20/26 ~	255,000	254,751
2.520% due 11/20/24 ~	165,000	170,566
2.880% due 06/20/24 ~	410,000	423,626
3.010% due 05/22/23 ~	180,000	183,527
Sierra Timeshare Conduit Receivables Funding LLC 2.910% due 03/20/34 ~	372,566	378,411
Sierra Timeshare Receivables Funding LLC
1.340% due 11/20/37 ~	100,000	99,924
2.430% due 10/20/33 ~	28,300	28,514
3.510% due 07/20/37 ~	93,779	96,757
SLM Student Loan Trust 0.509% (USD LIBOR + 0.400%) due 03/25/25 §	95,222	93,687
SMB Private Education Loan Trust
1.106% (USD LIBOR + 1.000%) due 06/15/27 ~ §	26,087	26,167
1.256% (USD LIBOR + 1.150%) due 05/15/26 ~ §	32,367	32,416
1.290% due 07/15/53 ~	110,038	110,407
1.600% due 09/15/54 ~	550,000	553,135
1.606% (USD LIBOR + 1.500%) due 04/15/32 ~ §	225,000	227,787
3.050% due 05/15/26 ~	15,232	15,309
3.600% due 01/15/37 ~	113,056	120,107
Towd Point Mortgage Trust
2.250% due 07/25/56 ~ §	23,799	24,023
2.750% due 02/25/55 ~ §	8,714	8,757
2.750% due 04/25/55 ~ §	4,297	4,298
2.750% due 05/25/55 ~ §	9,631	9,664
2.750% due 08/25/55 ~ §	20,660	20,954
2.750% due 10/25/56 ~ §	30,301	30,834
2.750% due 04/25/57 ~ §	66,938	68,023
3.750% due 05/25/58 ~ §	81,855	86,294
Volvo Financial Equipment LLC 3.060% due 12/15/25 ~	265,000	267,853
World Omni Auto Receivables Trust 1.640% due 08/17/26	120,000	122,176
World Omni Select Auto Trust
0.840% due 06/15/26	125,000	125,040
1.250% due 10/15/26	140,000	140,848

Total Asset-Backed Securities (Cost $14,434,588)		14,614,269

U.S. TREASURY OBLIGATIONS - 11.4%

U.S. Treasury Notes - 11.4%

0.125% due 04/30/22	825,000	825,411
0.125% due 06/30/22	320,000	320,113
0.125% due 10/31/22	4,090,000	4,090,000
0.125% due 11/30/22	2,490,000	2,489,757
0.125% due 12/31/22	575,000	574,809
0.125% due 01/31/23	475,000	474,796
1.750% due 06/15/22	2,035,000	2,075,541
1.750% due 07/15/22	250,000	255,327

Total U.S. Treasury Obligations (Cost $11,101,009)		11,105,754

MUNICIPAL BONDS - 1.1%

Chicago Transit Authority Sales Tax Receipts Fund
1.708% due 12/01/22	10,000	10,161
1.838% due 12/01/23	10,000	10,223
2.064% due 12/01/24	25,000	25,634

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
City of Houston TX Airport System Revenue
0.883% due 07/01/22	$15,000	$15,067
1.054% due 07/01/23	30,000	30,277
1.272% due 07/01/24	95,000	96,263
Dallas Fort Worth International Airport 1.329% due 11/01/25	50,000	50,028
Long Island Power Authority 0.764% due 03/01/23	75,000	75,144
Port Authority of New York & New Jersey 1.086% due 07/01/23	290,000	294,384
State Board of Administration Finance Corp 1.258% due 07/01/25	325,000	328,150
State of Connecticut
1.998% due 07/01/24	55,000	57,508
2.000% due 07/01/23	20,000	20,705
2.098% due 07/01/25	35,000	36,526

Total Municipal Bonds (Cost $1,035,089)		1,050,070

SHORT-TERM INVESTMENTS - 3.2%

Commercial Paper - 1.4%

Conagra Foods Inc 0.904% due 04/08/21	665,000	664,924
Jabil Inc 0.671% due 04/15/21	250,000	249,936
Ovintiv Inc (Canada)
0.370% due 04/26/21	250,000	249,934
1.049% due 04/26/21	250,000	249,814

		1,414,608

	Shares	Value
Money Market Fund - 1.8%

BlackRock Liquidity Funds T-Fund Portfolio
‘Institutional’ 0.010%	1,764,923	$1,764,923

Total Short-Term Investments (Cost $3,179,446)		3,179,531

TOTAL INVESTMENTS - 101.2% (Cost $97,374,545)		98,721,905

DERIVATIVES - 0.1%		106,407

OTHER ASSETS & LIABILITIES, NET - (1.3%)		(1,299,581)

NET ASSETS - 100.0%		$97,528,731

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	52.2%
Mortgage-Backed Securities	18.3%
Asset-Backed Securities	15.0%
U.S. Treasury Obligations	11.4%
Short-Term Investments	3.2%
Others (each less than 3.0%)	1.1%

	101.2%
Derivatives	0.1%
Other Assets & Liabilities, Net	(1.3%	)

	100.0%

(b)	Open futures contracts outstanding as of March 31, 2021 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	06/21	61	$13,478,227	$13,464,320	($13,907)
U.S. Treasury Ultra 10-Year Notes	06/21	1	148,846	143,688	(5,158)

					(19,065)

Short Futures Outstanding
U.S. Treasury 5-Year Notes	06/21	37	4,612,697	4,565,742	46,955
U.S. Treasury 10-Year Notes	06/21	23	3,090,080	3,011,563	78,517

					125,472

Total Futures Contracts					$106,407

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2021

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$50,958,020	$—	$50,958,020	$—
	Mortgage-Backed Securities	17,814,261	—	17,814,261	—
	Asset-Backed Securities	14,614,269	—	14,614,269	—
	U.S. Treasury Obligations	11,105,754	—	11,105,754	—
	Municipal Bonds	1,050,070	—	1,050,070	—
	Short-Term Investments	3,179,531	1,764,923	1,414,608	—
	Derivatives:
	Interest Rate Contracts
	Futures	125,472	125,472	—	—

	Total Assets	98,847,377	1,890,395	96,956,982	—

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(19,065)	(19,065)	—	—

	Total Liabilities	(19,065)	(19,065)	—	—

	Total	$98,828,312	$1,871,330	$96,956,982	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 26.3%

Azerbaijan - 0.9%

Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	$237,000	$280,876
State Oil Co of the Azerbaijan Republic 6.950% due 03/18/30 ~	200,000	247,900

		528,776

Bahrain - 0.7%

BBK BSC 5.500% due 07/09/24 ~	200,000	211,500
The Oil and Gas Holding Co BSCC 8.375% due 11/07/28 ~	200,000	231,957

		443,457

Brazil - 4.9%

Braskem Netherlands Finance BV
5.875% due 01/31/50 ~	200,000	201,280
8.500% due 01/23/81 ~	280,000	317,817
CSN Inova Ventures 6.750% due 01/28/28 ~	200,000	212,185
Klabin Austria GmbH 7.000% due 04/03/49 ~	200,000	239,520
Movida Europe SA 5.250% due 02/08/31 ~	200,000	192,143
NBM US Holdings Inc 7.000% due 05/14/26 ~	210,000	226,256
Petrobras Global Finance BV
5.093% due 01/15/30	150,000	156,091
6.850% due 06/05/15	180,000	185,310
6.875% due 01/20/40	190,000	213,240
Rede D’or Finance SARL 4.500% due 01/22/30 ~	200,000	196,632
Rumo Luxembourg SARL 5.250% due 01/10/28 ~	200,000	210,500
Simpar Europe SA 5.200% due 01/26/31 ~	200,000	196,308
Vale Overseas Ltd 6.875% due 11/21/36	165,000	219,656
Votorantim Cimentos International SA 7.250% due 04/05/41 ~	200,000	257,109

		3,024,047

Chile - 2.0%

Corp Nacional del Cobre de Chile
4.375% due 02/05/49 ~	246,000	274,995
4.875% due 11/04/44 ~	200,000	235,879
5.625% due 10/18/43 ~	200,000	257,713
Empresa de Transporte de Pasajeros Metro SA 4.700% due 05/07/50 ~	200,000	228,522
Empresa Nacional del Petroleo 4.500% due 09/14/47 ~	200,000	200,572

		1,197,681

China - 1.9%

Central China Real Estate Ltd 7.650% due 08/27/23 ~	200,000	187,241
China Evergrande Group 7.500% due 06/28/23 ~	200,000	172,500
Kaisa Group Holdings Ltd 10.875% due 07/23/23 ~	200,000	208,500
Scenery Journey Ltd 12.000% due 10/24/23 ~	200,000	175,991
Sinopec Group Overseas Development 2018 Ltd 3.350% due 05/13/50 ~	200,000	192,553
Sunac China Holdings Ltd 7.500% due 02/01/24 ~	225,000	236,813

		1,173,598

	Principal Amount	Value
Colombia - 1.1%

Empresas Publicas de Medellin ESP 8.375% due 11/08/27 ~	COP 151,000,000	$42,260
Grupo Aval Ltd 4.375% due 02/04/30 ~	$200,000	202,308
Millicom International Cellular SA 5.125% due 01/15/28 ~	180,000	189,365
Oleoducto Central SA 4.000% due 07/14/27 ~	205,000	217,336

		651,269

India - 0.7%

Bharti Airtel Ltd 4.375% due 06/10/25 ~	200,000	215,045
Network i2i Ltd 3.975% due 06/03/26 ~	200,000	201,045

		416,090

Indonesia - 1.3%

P.T. Indonesia Asahan Aluminium Persero
5.450% due 05/15/30 ~	200,000	227,509
6.757% due 11/15/48 ~	250,000	312,412
P.T. Perusahaan Listrik Negara 6.150% due 05/21/48 ~	202,000	246,308

		786,229

Israel - 0.6%

Leviathan Ltd 6.750% due 06/30/30 ~	100,000	110,096
Teva Pharmaceutical Finance Netherlands III BV 6.750% due 03/01/28	200,000	225,065

		335,161

Jamaica - 0.1%

Digicel International Finance Ltd
8.000% due 12/31/26 ~	38,669	37,441
8.750% due 05/25/24 ~	25,528	26,421

		63,862

Kazakhstan - 1.4%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	220,000	229,142
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	300,000	400,863
KazMunayGas National Co JSC 6.375% due 10/24/48 ~	200,000	256,233

		886,238

Luxembourg - 0.4%

Altice Financing SA 7.500% due 05/15/26 ~	250,000	261,563

Malaysia - 0.6%

Petronas Capital Ltd 4.550% due 04/21/50 ~	291,000	345,790

Mexico - 3.9%

Alfa SAB de CV 6.875% due 03/25/44 ~	200,000	247,907
Axtel SAB de CV 6.375% due 11/14/24 ~	174,000	181,395
BBVA Bancomer SA 5.125% due 01/18/33 ~	200,000	206,259
Cemex SAB de CV 5.450% due 11/19/29 ~	200,000	219,483

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Comision Federal de Electricidad
4.875% due 01/15/24 ~	$200,000	$219,129
5.750% due 02/14/42 ~	200,000	218,702
8.180% due 12/23/27 ~	MXN 950,000	44,100
Petroleos Mexicanos
6.350% due 02/12/48	$108,000	89,199
6.750% due 09/21/47	348,000	296,586
6.950% due 01/28/60	299,000	257,034
7.190% due 09/12/24 ~	MXN 1,670,000	76,738
7.690% due 01/23/50	$350,000	324,450

		2,380,982

Morocco - 0.4%

OCP SA 6.875% due 04/25/44 ~	200,000	233,550

Pakistan - 0.3%

The Third Pakistan International Sukuk Co Ltd 5.625% due 12/05/22 ~	200,000	205,688

Panama - 1.0%

AES Panama Generation Holdings SRL 4.375% due 05/31/30 ~	200,000	207,310
C&W Senior Financing DAC
6.875% due 09/15/27 ~	200,000	213,625
7.500% due 10/15/26 ~	200,000	212,331

		633,266

Peru - 0.8%

Patrimonio EN Fideicomiso 5.750% due 04/03/28 ~	40,000	42,526
Petroleos del Peru SA 5.625% due 06/19/47 ~	400,000	420,690

		463,216

Saudi Arabia - 0.3%

Arabian Centres Sukuk Ltd 5.375% due 11/26/24 ~	200,000	204,185

South Africa - 0.3%

Eskom Holdings SOC Ltd 7.125% due 02/11/25 ~	200,000	207,090

Ukraine - 0.7%

MHP Lux SA 6.950% due 04/03/26 ~	200,000	210,640
VF Ukraine PAT via VFU Funding PLC 6.200% due 02/11/25 ~	200,000	207,374

		418,014

United Arab Emirates - 0.3%

DP World Crescent Ltd 3.875% due 07/18/29 ~	200,000	210,374

United Kingdom - 0.4%

Standard Chartered Bank
6.625% due 05/18/33 ~	IDR 270,000,000	18,116
8.125% due 05/17/24 ~	369,000,000	27,305
8.250% due 05/19/36 ~	980,000,000	72,586
8.375% due 03/17/34 ~	810,000,000	61,193
9.000% due 03/20/29 ~	311,000,000	24,394
11.000% due 09/17/25 ~	432,000,000	35,571

		239,165

United States - 0.3%

JPMorgan Chase Bank NA 7.500% due 08/17/32 ~	2,854,000,000	202,271

	Principal Amount	Value

Venezuela - 0.7%

Petroleos de Venezuela SA
5.375% due 04/12/27 * ~ Y	$113,000	$5,339
8.500% due 10/27/21 * ~ Y	1,460,500	401,638
9.000% due 11/17/21 * ~ Y	239,354	11,309
9.750% due 05/17/35 * ~ Y	306,278	14,732
12.750% due 02/17/22 * ~ Y	117,000	5,528

		438,546

Zambia - 0.3%

First Quantum Minerals Ltd 6.875% due 03/01/26 ~	200,000	207,375

Total Corporate Bonds & Notes (Cost $16,257,933)		16,157,483

FOREIGN GOVERNMENT BONDS & NOTES - 67.6%

Angola - 1.0%

Angolan Government International
8.250% due 05/09/28 ~	200,000	192,470
9.375% due 05/08/48 ~	200,000	189,084
9.500% due 11/12/25 ~	232,000	243,431

		624,985

Argentina - 1.8%

Argentine Republic Government International
0.125% due 07/09/30	1,617,518	544,376
0.125% due 07/09/35	1,058,698	318,149
0.125% due 01/09/38	188,127	69,246
0.125% due 07/09/41	379,217	131,516
1.000% due 07/09/29	134,357	48,436

		1,111,723

Belarus - 0.3%

Republic of Belarus International 7.625% due 06/29/27 ~	200,000	205,596

Brazil - 6.2%

Brazil Letras do Tesouro Nacional
5.161% due 04/01/22	BRL 4,737,000	800,178
7.301% due 07/01/23	6,199,000	939,709
7.752% due 01/01/24	8,380,000	1,211,913
Brazil Notas do Tesouro Nacional ‘F’ 10.000% due 01/01/31	1,570,000	294,020
Brazilian Government International
5.000% due 01/27/45	$200,000	190,871
7.125% due 01/20/37	160,000	196,882
8.250% due 01/20/34	110,000	146,214

		3,779,787

China - 0.5%

China Government
2.680% due 05/21/30	CNY 1,520,000	221,546
3.810% due 09/14/50	630,000	97,843

		319,389

Colombia - 3.3%

Colombia Government International
3.875% due 04/25/27	$220,000	236,256
5.625% due 02/26/44	200,000	227,682
6.125% due 01/18/41	130,000	154,696
7.375% due 09/18/37	110,000	145,805
8.125% due 05/21/24	141,000	168,613
Colombian TES
4.750% due 02/23/23 ^	COP 531,832,174	157,159
5.750% due 11/03/27	1,135,700,000	302,333
6.000% due 04/28/28	379,200,000	101,336
6.250% due 11/26/25	64,600,000	18,330
7.500% due 08/26/26	698,800,000	206,407
10.000% due 07/24/24	923,400,000	295,003

		2,013,620

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Costa Rica - 0.3%

Costa Rica Government International 5.625% due 04/30/43 ~	$200,000	$175,000

Croatia - 0.4%

Croatia Government International 6.000% due 01/26/24 ~	200,000	228,884

Czech Republic - 0.0%

Czech Republic Government 4.200% due 12/04/36 ~	CZK 240,000	13,712

Dominican Republic - 3.1%

Dominican Republic International
4.875% due 09/23/32 ~	$488,000	498,980
5.300% due 01/21/41 ~	150,000	147,938
5.500% due 01/27/25 ~	100,000	110,000
5.875% due 01/30/60 ~	440,000	423,060
6.850% due 01/27/45 ~	200,000	221,750
6.875% due 01/29/26 ~	276,000	320,988
7.450% due 04/30/44 ~	130,000	153,562

		1,876,278

Ecuador - 3.2%

Ecuador Government International
0.500% due 07/31/30 ~	1,132,410	665,302
0.500% due 07/31/35 ~	2,320,002	1,055,624
0.500% due 07/31/40 ~	517,534	225,127
10.161% due 07/31/30 ~	46,714	18,920

		1,964,973

Egypt - 2.3%

Egypt Government
14.051% due 07/21/22	EGP 397,000	25,429
14.138% due 10/20/22	242,000	15,498
14.313% due 10/13/23	348,000	22,307
Egypt Government International
7.600% due 03/01/29 ~	$200,000	213,443
7.625% due 05/29/32 ~	200,000	205,300
7.903% due 02/21/48 ~	300,000	283,340
8.500% due 01/31/47 ~	200,000	199,790
8.700% due 03/01/49 ~	200,000	201,055
8.875% due 05/29/50 ~	216,000	221,111

		1,387,273

El Salvador - 1.0%

El Salvador Government International
6.375% due 01/18/27 ~	77,000	76,442
7.125% due 01/20/50 ~	150,000	134,625
7.625% due 02/01/41 ~	150,000	145,125
7.650% due 06/15/35 ~	22,000	21,725
8.250% due 04/10/32 ~	32,000	33,248
8.625% due 02/28/29 ~	45,000	48,048
9.500% due 07/15/52 ~	150,000	160,125

		619,338

Gabon - 0.3%

Gabon Government International 6.375% due 12/12/24 ~	200,000	207,904

Georgia - 0.3%

Georgia Government International 6.875% due 04/12/21 ~	200,000	200,297

	Principal Amount	Value

Ghana - 1.0%

Ghana Government International
due 04/07/34 # ~	$200,000	$196,980
7.625% due 05/16/29 ~	200,000	197,061
8.125% due 03/26/32 ~	200,000	193,865

		587,906

Hungary - 0.8%

Hungary Government
3.000% due 10/27/27	HUF 8,450,000	28,902
3.000% due 08/21/30	35,330,000	119,987
6.750% due 10/22/28	17,050,000	72,539
Hungary Government International
5.375% due 03/25/24	$84,000	95,288
5.750% due 11/22/23	150,000	169,873

		486,589

India - 0.3%

Export-Import Bank of India 4.000% due 01/14/23 ~	200,000	210,392

Indonesia - 5.7%

Indonesia Government International
5.125% due 01/15/45 ~	200,000	237,566
5.250% due 01/08/47 ~	221,000	267,963
5.950% due 01/08/46 ~	200,000	263,865
6.625% due 02/17/37 ~	130,000	173,429
7.750% due 01/17/38 ~	130,000	191,974
8.500% due 10/12/35 ~	100,000	156,748
Indonesia Treasury
6.125% due 05/15/28	IDR 657,000,000	43,921
6.625% due 05/15/33	2,222,000,000	149,086
7.000% due 05/15/27	5,965,000,000	427,780
7.000% due 09/15/30	3,392,000,000	236,947
7.500% due 06/15/35	1,438,000,000	101,183
7.500% due 05/15/38	331,000,000	22,998
8.250% due 05/15/29	4,841,000,000	364,307
8.250% due 05/15/36	895,000,000	66,290
8.375% due 03/15/24	3,096,000,000	229,795
8.375% due 09/15/26	2,156,000,000	164,442
8.375% due 04/15/39	2,321,000,000	171,049
Perusahaan Penerbit SBSN Indonesia III 4.550% due 03/29/26 ~	$200,000	226,112

		3,495,455

Ivory Coast - 0.9%

Ivory Coast Government International
4.875% due 01/30/32 ~	EUR 130,000	149,008
5.875% due 10/17/31 ~	125,000	155,141
6.875% due 10/17/40 ~	200,000	246,372

		550,521

Jamaica - 0.4%

Jamaica Government International 7.875% due 07/28/45	$200,000	272,000

Kenya - 0.4%

Kenya Government International 8.000% due 05/22/32 ~	200,000	212,909

Lebanon - 0.5%

Lebanon Government International
5.800% due 04/14/22 * ~ Y	128,000	15,360
6.000% due 01/27/23 * ~ Y	35,000	4,294
6.100% due 10/04/22 * ~ Y	1,192,000	143,267
6.150% due 06/19/21 * Y	249,000	29,880
6.375% due 03/09/22 * Y	184,000	22,080
6.600% due 11/27/26 * ~ Y	88,000	10,782

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
6.850% due 03/23/27 * ~ Y	$157,000	$19,087
7.000% due 03/23/32 * ~ Y	146,000	17,843
7.050% due 11/02/35 * ~ Y	9,000	1,098
7.250% due 03/23/37 * ~ Y	92,000	11,311
8.250% due 04/12/21 * ~ Y	366,000	43,920

		318,922

Malaysia - 0.9%

Malaysia Government
2.632% due 04/15/31	MYR 809,000	184,444
3.733% due 06/15/28	243,000	60,981
3.757% due 05/22/40	35,000	7,910
3.828% due 07/05/34	184,000	44,090
3.885% due 08/15/29	52,000	13,073
3.899% due 11/16/27	51,000	12,966
4.065% due 06/15/50	268,000	60,937
4.181% due 07/15/24	105,000	26,731
4.232% due 06/30/31	57,000	14,427
4.642% due 11/07/33	180,000	46,000
4.893% due 06/08/38	211,000	54,523
4.921% due 07/06/48	66,000	16,811
4.935% due 09/30/43	28,000	7,205

		550,098

Mexico - 4.3%

Mexican Bonos
5.750% due 03/05/26	MXN 7,760,000	376,813
7.500% due 06/03/27	1,720,000	89,713
7.750% due 05/29/31	2,240,000	116,892
7.750% due 11/23/34	2,240,000	115,285
8.500% due 05/31/29	1,280,000	70,358
10.000% due 12/05/24	9,640,000	539,292
10.000% due 11/20/36	1,970,000	120,547
Mexico Government International
2.659% due 05/24/31	$200,000	189,116
3.750% due 04/19/71	400,000	348,000
3.771% due 05/24/61	400,000	354,950
4.750% due 03/08/44	102,000	107,949
5.550% due 01/21/45	75,000	86,800
5.750% due 10/12/10	82,000	91,333
6.050% due 01/11/40	50,000	60,229

		2,667,277

Mongolia - 0.3%

Mongolia Government International 5.625% due 05/01/23 ~	200,000	209,716

Morocco - 0.4%

Morocco Government International 5.500% due 12/11/42 ~	200,000	220,379

Nigeria - 0.7%

Nigeria Government International
7.625% due 11/28/47 ~	250,000	243,113
7.696% due 02/23/38 ~	200,000	196,762

		439,875

Oman - 0.9%

Oman Government International
6.500% due 03/08/47 ~	400,000	377,410
6.750% due 01/17/48 ~	200,000	191,484

		568,894

Pakistan - 1.2%

Pakistan Government International
due 04/08/31 # ~	261,000	266,872
6.875% due 12/05/27 ~	200,000	209,279
8.250% due 04/15/24 ~	259,000	284,659

		760,810

	Principal Amount	Value

Panama - 1.1%

Panama Government International
4.300% due 04/29/53	$200,000	$215,468
6.700% due 01/26/36	93,000	125,485
8.875% due 09/30/27	116,000	160,266
9.375% due 04/01/29	118,000	172,942

		674,161

Paraguay - 0.4%

Paraguay Government International
5.400% due 03/30/50 ~	200,000	226,302

Peru - 1.4%

Fondo MIVIVIENDA SA
7.000% due 02/14/24 ~	PEN 101,000	30,285
Peruvian Government
5.350% due 08/12/40	173,000	41,890
5.400% due 08/12/34	482,000	125,581
Peruvian Government International
2.780% due 12/01/60	$119,000	98,534
3.230% due 07/28/21	49,000	39,807
5.625% due 11/18/50	84,000	111,484
7.350% due 07/21/25	100,000	123,999
8.750% due 11/21/33	186,000	290,567

		862,147

Philippines - 1.5%

Philippine Government International
3.950% due 01/20/40	200,000	215,522
6.375% due 10/23/34	110,000	151,058
7.750% due 01/14/31	170,000	247,575
9.500% due 02/02/30	170,000	264,807
10.625% due 03/16/25	50,000	68,528

		947,490

Qatar - 1.5%

Qatar Government International
3.250% due 06/02/26 ~	200,000	217,630
4.817% due 03/14/49 ~	324,000	397,749
5.103% due 04/23/48 ~	246,000	311,740

		927,119

Romania - 2.2%

Romania Government
4.150% due 10/24/30	RON 315,000	81,248
Romanian Government
5.800% due 07/26/27	790,000	221,954
Romanian Government International
3.000% due 02/14/31 ~	$26,000	26,058
3.375% due 01/28/50 ~	EUR 199,000	245,061
3.624% due 05/26/30 ~	44,000	59,259
4.000% due 02/14/51 ~	$434,000	421,284
4.375% due 08/22/23 ~	174,000	189,143
6.125% due 01/22/44 ~	20,000	25,447
6.750% due 02/07/22 ~	104,000	109,559

		1,379,013

Russia - 2.5%

Russia Federal
6.900% due 05/23/29	RUB 7,304,000	96,543
7.050% due 01/19/28	11,375,000	152,307
7.150% due 11/12/25	4,742,000	64,452

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
7.250% due 05/10/34	RUB 1,102,000	$14,855
7.400% due 07/17/24	4,717,000	64,635
7.700% due 03/16/39	413,000	5,809
7.750% due 09/16/26	4,364,000	60,701
7.950% due 10/07/26	2,478,000	34,694
8.500% due 09/17/31	23,147,000	341,128
Russia Foreign
4.250% due 06/23/27 ~	$200,000	219,276
4.375% due 03/21/29 ~	200,000	219,102
5.250% due 06/23/47 ~	200,000	237,825

		1,511,327

Saudi Arabia - 1.6%

Saudi Government International
3.750% due 01/21/55 ~	258,000	253,500
4.500% due 04/22/60 ~	200,000	223,754
5.000% due 04/17/49 ~	223,000	264,610
5.250% due 01/16/50 ~	200,000	245,757

		987,621

South Africa - 3.6%

Republic of South Africa Government
8.000% due 01/31/30	ZAR 5,919,000	365,942
8.250% due 03/31/32	18,762,000	1,099,501
8.875% due 02/28/35	2,224,000	128,016
9.000% due 01/31/40	1,449,000	80,276
10.500% due 12/21/26	1,175,000	90,473
Republic of South Africa Government International
4.300% due 10/12/28	$235,000	231,921
5.650% due 09/27/47	200,000	184,664

		2,180,793

Sri Lanka - 0.4%

Sri Lanka Government International
7.550% due 03/28/30 ~	200,000	123,680
7.850% due 03/14/29 ~	202,000	124,850

		248,530

Thailand - 0.5%

Thailand Government
2.000% due 06/17/42	THB 2,812,000	79,776
2.875% due 06/17/46	333,000	10,761
3.300% due 06/17/38	3,087,000	108,428
3.400% due 06/17/36	2,099,000	74,663
3.600% due 06/17/67	1,151,000	41,033

		314,661

Turkey - 1.8%

Turkey Government
10.500% due 08/11/27	TRY 240,000	20,404
10.600% due 02/11/26	140,000	12,784
10.700% due 08/17/22	470,000	51,939
11.700% due 11/13/30	340,000	28,967
12.600% due 10/01/25	340,000	34,012
Turkey Government International
4.875% due 04/16/43	$200,000	153,390
5.750% due 03/22/24	200,000	198,583
5.750% due 05/11/47	200,000	163,015
5.875% due 06/26/31	200,000	181,378
6.000% due 03/25/27	200,000	192,324
6.875% due 03/17/36	90,000	85,691

		1,122,487

	Principal Amount	Value
Ukraine - 2.5%

Ukraine Government 15.840% due 02/26/25	UAH 1,600,000	$63,896
Ukraine Government International
7.253% due 03/15/33 ~	$207,000	206,473
7.375% due 09/25/32 ~	600,000	605,083
7.750% due 09/01/21 ~	100,000	102,005
7.750% due 09/01/23 ~	108,000	116,640
7.750% due 09/01/25 ~	119,000	129,633
9.750% due 11/01/28 ~	200,000	233,509
15.840% due 02/26/25 ~	UAH 980,000	39,136
17.000% due 05/11/22 ~	397,000	15,210

		1,511,585

United Arab Emirates - 0.7%

Abu Dhabi Government International
3.125% due 09/30/49 ~	$200,000	191,118
3.875% due 04/16/50 ~	200,000	217,838

		408,956

Uruguay - 2.0%

Uruguay Government International
3.875% due 07/02/40 ^	UYU 5,692,000	149,567
4.125% due 11/20/45	$80,548	89,929
4.375% due 12/15/28 ^	UYU 1,984,022	53,459
4.975% due 04/20/55	$337,218	414,468
5.100% due 06/18/50	150,864	187,547
7.625% due 03/21/36	92,000	141,030
7.875% due 01/15/33	91,000	137,357
8.500% due 03/15/28 ~	UYU 2,269,000	53,749
Uruguay Monetary Regulation Bill
5.851% due 10/15/21	299,000	6,557
6.250% due 03/02/22	1,044,000	22,330

		1,255,993

Venezuela - 0.5%

Venezuela Government International
7.750% due 10/13/21 * ~ Y	$85,000	8,500
8.250% due 10/13/24 * ~ Y	166,100	17,274
9.000% due 05/07/23 * ~ Y	73,000	7,592
9.250% due 09/15/27 * ~ Y	252,000	26,460
9.250% due 05/07/28 * ~ Y	121,000	12,705
11.750% due 10/21/26 * ~ Y	768,700	79,945
11.950% due 08/05/31 * ~ Y	1,255,900	131,870
12.750% due 08/23/22 * ~ Y	211,000	22,366

		306,712

Vietnam - 0.4%

Vietnam Government International
4.800% due 11/19/24 ~	200,000	224,479

Zambia - 0.3%

Zambia Government International 8.970% due 07/30/27 ~ Y	307,000	174,431

Total Foreign Government Bonds & Notes (Cost $43,154,390)		41,544,309

SHORT-TERM INVESTMENTS - 5.1%

Foreign Government Issues - 1.0%

Egypt Treasury Bills (Egypt)
9.738% due 05/18/21	EGP 2,600,000	163,411
10.340% due 05/25/21	800,000	50,150
10.529% due 06/01/21	1,275,000	79,752
12.518% due 08/10/21	5,100,000	310,930

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Uruguay Monetary Regulation Bill (Uruguay) 6.137% due 12/03/21	UYU 287,000	$6,235

		610,478

	Shares
Money Market Fund - 4.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	2,524,035	2,524,035

Total Short-Term Investments (Cost $3,132,936)		3,134,513

TOTAL INVESTMENTS - 99.0% (Cost $62,545,259)		60,836,305

DERIVATIVES - (0.8%)		(502,990)

OTHER ASSETS & LIABILITIES, NET - 1.8%		1,144,898

NET ASSETS - 100.0%		$61,478,213

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	67.6%
Corporate Bonds & Notes	26.3%
Short-Term Investments	5.1%

	99.0%
Derivatives	(0.8%	)
Other Assets & Liabilities, Net	1.8%

	100.0%

(b)	As of March 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Brazil	11.1%
Mexico	8.2%
Indonesia	7.0%
Colombia	4.4%
United States (Includes Short-Term Investments)	4.4%
South Africa	3.9%
Egypt	3.3%
Ecuador	3.2%
Ukraine	3.2%
Dominican Republic	3.1%
Others (each less than 3.0%)	47.2%

	99.0%
Derivatives	(0.8%	)
Other Assets & Liabilities, Net	1.8%

	100.0%

(c)	Investments with a total aggregate value of $1,238,611 or 2.0% of the Fund’s net assets were in default as of March 31, 2021.

(d)	Forward foreign currency contracts outstanding as of March 31, 2021 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	6,963,847	USD	1,226,029	04/21	BRC	$10,817	$—
BRL	4,473,788	USD	807,390	04/21	CSF	—	(12,802)
CLP	93,157,480	USD	130,000	04/21	BNP	—	(666)
CLP	336,261,210	USD	464,674	04/21	BSC	2,171	—
CLP	156,627,500	USD	215,000	04/21	MSC	2,452	—
CNH	11,956,245	USD	1,838,807	05/21	HSB	—	(23,367)
CNH	5,502,071	USD	840,000	06/21	CIT	—	(6,757)
CNH	7,079,805	USD	1,084,346	06/21	HSB	—	(12,169)
COP	696,062,250	USD	195,000	04/21	CSF	—	(4,985)
CZK	4,344,148	USD	202,607	04/21	BNP	—	(7,413)
CZK	7,646,940	USD	350,000	04/21	SCB	—	(6,401)
CZK	19,113,725	USD	895,823	05/21	JPM	—	(36,954)
CZK	511,849	USD	23,073	06/21	BNP	—	(72)
HUF	61,515,900	USD	200,000	04/21	HSB	—	(883)
HUF	194,035,237	USD	656,443	05/21	BRC	—	(28,641)
IDR	1,134,700,000	USD	77,756	04/21	HSB	64	—
ILS	498,046	USD	152,361	04/21	MER	—	(3,348)
ILS	230,954	USD	70,000	04/21	MSC	—	(900)
INR	14,649,200	USD	200,000	05/21	BRC	—	(1,718)
INR	63,843,168	USD	867,487	05/21	SCB	—	(3,348)
KRW	350,287,600	USD	310,000	04/21	BNP	621	—
KRW	135,060,000	USD	120,577	04/21	BRC	—	(1,069)
KRW	155,618,741	USD	138,469	04/21	HSB	—	(472)
KRW	85,446,764	USD	75,245	04/21	HSB	416	—
KRW	1,299,795,875	USD	1,164,055	05/21	DUB	—	(11,459)
KRW	149,404,971	USD	133,167	06/21	DUB	—	(676)
KRW	1,108,195,235	USD	976,168	06/21	HSB	6,570	—
MXN	38,725,150	USD	1,920,309	04/21	CIT	—	(31,840)
MXN	3,892,418	USD	189,460	04/21	DUB	358	—
MXN	3,699,612	USD	182,281	04/21	HSB	—	(1,866)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2021

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
MXN	728,166	USD	35,540	04/21	MER	$—	($30)
MYR	248,784	USD	61,359	05/21	DUB	—	(1,335)
MYR	109,716	USD	26,737	05/21	SCB	—	(267)
PEN	851,280	USD	234,415	04/21	HSB	—	(7,013)
PEN	469,688	USD	125,000	04/21	MSC	467	—
PHP	10,108,222	USD	207,529	05/21	JPM	—	(461)
PHP	3,909,520	USD	80,000	05/21	MER	87	—
PLN	1,969,538	USD	510,000	04/21	CIT	—	(11,557)
PLN	4,700,349	USD	1,261,060	04/21	HSB	—	(71,514)
PLN	2,216,089	USD	598,838	05/21	BNP	—	(37,929)
RON	410,173	USD	100,000	04/21	CIT	—	(2,372)
RON	233,283	USD	58,023	04/21	ING	—	(2,498)
RON	885,884	USD	219,692	05/21	BNP	—	(9,161)
RUB	45,614,401	USD	611,416	04/21	BRC	—	(10,079)
RUB	2,322,225	USD	30,950	04/21	CSF	—	(336)
RUB	668,944	USD	8,917	04/21	MER	—	(98)
RUB	45,628,869	USD	598,341	04/21	MSC	3,187	—
RUB	49,733,805	USD	667,280	05/21	DUB	—	(13,737)
SGD	295,538	USD	220,000	05/21	HSB	—	(367)
SGD	1,088,752	USD	819,318	05/21	SCB	—	(10,197)
THB	7,420,560	USD	240,000	04/21	BNP	—	(2,573)
THB	29,057,834	USD	968,033	04/21	DUB	—	(38,301)
THB	1,590,000	USD	52,916	05/21	DUB	—	(2,048)
THB	575,224	USD	18,483	06/21	HSB	—	(82)
THB	575,223	USD	18,544	06/21	SCB	—	(142)
TRY	4,154,745	USD	570,323	04/21	BRC	—	(78,630)
TRY	1,513,080	USD	180,000	04/21	CIT	—	(935)
TWD	5,360,280	USD	190,000	06/21	BRC	—	(166)
TWD	17,837,915	USD	649,478	06/21	JPM	—	(17,749)
USD	771,979	BRL	4,264,643	04/21	BSC	14,537	—
USD	530,000	BRL	3,044,829	04/21	DUB	—	(10,791)
USD	759,426	BRL	4,128,163	04/21	HSB	26,224	—
USD	1,224,370	BRL	6,963,847	05/21	BRC	—	(10,272)
USD	280,000	CLP	197,632,400	04/21	CSF	5,619	—
USD	97,653	CNH	642,899	06/21	HSB	291	—
USD	281,527	COP	994,072,204	04/21	CSF	10,160	—
USD	319,000	CZK	7,047,217	04/21	BNP	2,349	—
USD	133,710	CZK	2,970,702	05/21	MER	222	—
USD	36,000	EGP	588,600	06/21	BRC	—	(439)
USD	140,000	EGP	2,280,270	06/21	HSB	—	(1,117)
USD	38,000	EGP	618,070	06/21	MER	—	(237)
USD	684,276	EUR	573,812	04/21	DUB	11,171	—
USD	211,366	EUR	177,835	04/21	MER	2,759	—
USD	46,666	HUF	14,418,578	04/21	BNP	—	(5)
USD	86,340	HUF	26,630,623	04/21	SCB	141	—
USD	80,021	IDR	1,134,700,000	04/21	CIT	2,201	—
USD	203,569	IDR	2,948,269,072	04/21	DUB	2,047	—
USD	496,073	IDR	7,140,896,711	04/21	JPM	7,972	—
USD	10,237	IDR	145,700,000	05/21	SCB	294	—
USD	9,573	IDR	138,800,000	06/21	HSB	147	—
USD	76,819	IDR	1,134,700,000	07/21	HSB	19	—
USD	330,000	KRW	376,125,505	04/21	SCB	—	(3,166)
USD	975,988	KRW	1,108,195,235	05/21	HSB	—	(6,706)
USD	168,000	KRW	191,600,640	05/21	SCB	—	(1,902)
USD	75,267	KRW	85,446,764	06/21	HSB	—	(506)
USD	390,000	MXN	8,162,232	04/21	DUB	—	(8,039)
USD	717,909	MXN	14,836,151	04/21	JPM	—	(5,591)
USD	807,083	MXN	16,860,016	04/21	MER	—	(15,111)
USD	275,000	PEN	1,003,805	04/21	DUB	6,854	—
USD	133,060	PLN	516,205	04/21	BNP	2,421	—
USD	166,868	PLN	652,318	04/21	HSB	1,782	—
USD	70,073	RON	288,312	04/21	CIT	1,450	—
USD	12,553	TRY	92,520	04/21	CSF	1,603	—
USD	23,948	TRY	176,666	04/21	HSB	3,040	—
USD	387,336	ZAR	5,788,042	04/21	BNP	—	(3,204)
USD	51,639	ZAR	765,552	04/21	DUB	—	(16)
USD	352,513	ZAR	5,383,831	04/21	JPM	—	(10,754)
USD	126,082	ZAR	1,883,041	05/21	MER	—	(495)
ZAR	3,837,716	USD	260,000	04/21	CIT	—	(1,055)

Total Forward Foreign Currency Contracts						$130,513	($596,789)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2021

(e)	Swap agreements outstanding as of March 31, 2021 were as follows:

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.680%	Brazil CETIP Interbank	Z / Z	CME	01/02/25	BRL 3,301,298	($18,002)	$—	($18,002)
2.325%	7-Day CNY-RRR	Q / Q	LCH	09/16/25	CNY 7,000,000	(19,280)	—	(19,280)
2.833%	7-Day CNY-RRR	Q / Q	LCH	06/16/26	2,400,000	568	—	568

						($36,714)	$—	($36,714)

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Agreements (1)
Assets	$—	$568
Liabilities	—	(37,282)

	$—	($36,714)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$16,157,483	$—	$16,157,483	$—
	Foreign Government Bonds & Notes	41,544,309	—	41,544,309	—
	Short-Term Investments	3,134,513	2,524,035	610,478	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	130,513	—	130,513	—
	Interest Rate Contracts
	Swaps	568	—	568	—

	Total Assets - Derivatives	131,081	—	131,081	—

	Total Assets	60,967,386	2,524,035	58,443,351	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(596,789)	—	(596,789)	—
	Interest Rate Contracts
	Swaps	(37,282)	—	(37,282)	—

	Total Liabilities - Derivatives	(634,071)	—	(634,071)	—

	Total Liabilities	(634,071)	—	(634,071)	—

	Total	$60,333,315	$2,524,035	$57,809,280	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments

March 31, 2021

	Shares	Value
COMMON STOCKS - 99.2%

Basic Materials - 1.4%

The Sherwin-Williams Co	3,522	$2,599,271

Communications - 25.7%

Airbnb Inc ‘A’ *	294	55,254
Alibaba Group Holding Ltd ADR (China) *	2,828	641,192
Alphabet Inc ‘A’ *	4,419	9,114,276
Alphabet Inc ‘C’ *	1,355	2,802,994
Amazon.com Inc *	4,872	15,074,358
Bumble Inc ‘A’ *	6,923	431,857
Charter Communications Inc ‘A’ *	4,772	2,944,419
Facebook Inc ‘A’ *	23,382	6,886,701
Match Group Inc *	13,560	1,862,873
Netflix Inc *	5,390	2,811,747
Pinterest Inc ‘A’ *	11,912	881,845
Shopify Inc ‘A’ (Canada) *	700	774,550
Spotify Technology SA *	2,152	576,628
Uber Technologies Inc *	21,331	1,162,753

		46,021,447

Consumer, Cyclical - 2.8%

Chipotle Mexican Grill Inc *	756	1,074,140
Dollar General Corp	4,763	965,079
Lululemon Athletica Inc *	2,253	691,017
NIKE Inc ‘B’	11,838	1,573,152
Ross Stores Inc	1,524	182,743
Starbucks Corp	4,704	514,006

		5,000,137

Consumer, Non-Cyclical - 21.1%

Abbott Laboratories	23,553	2,822,592
Alnylam Pharmaceuticals Inc *	2,376	335,467
Becton Dickinson and Co	3,582	870,963
Boston Scientific Corp *	37,192	1,437,471
Colgate-Palmolive Co	20,587	1,622,873
CoStar Group Inc *	1,881	1,545,975
Danaher Corp	15,803	3,556,939
Edwards Lifesciences Corp *	11,421	955,253
Equifax Inc	4,020	728,143
Global Payments Inc	6,606	1,331,638
ICON PLC (Ireland) *	4,743	931,383
PayPal Holdings Inc *	19,808	4,810,175
Seagen Inc *	2,992	415,469
Square Inc ‘A’ *	9,456	2,146,985
STERIS PLC	2,680	510,486
The Estee Lauder Cos Inc ‘A’	9,553	2,778,490
Thermo Fisher Scientific Inc	7,956	3,630,959
TransUnion	16,029	1,442,610
UnitedHealth Group Inc	875	325,561
Verisk Analytics Inc	14,077	2,487,265
Vertex Pharmaceuticals Inc *	4,978	1,069,722
Zoetis Inc	13,118	2,065,823

		37,822,242

Financial - 8.6%

American Tower Corp REIT	4,673	1,117,127
Aon PLC ‘A’	4,630	1,065,409
Equinix Inc REIT	1,113	756,384
Mastercard Inc ‘A’	17,794	6,335,554
The Charles Schwab Corp	19,825	1,292,194
Visa Inc ‘A’	22,926	4,854,122

		15,420,790

	Shares	Value
Industrial - 3.0%

AMETEK Inc	12,549	$1,602,884
Canadian Pacific Railway Ltd (Canada)	3,502	1,328,274
Vulcan Materials Co	14,350	2,421,562

		5,352,720

Technology - 36.6%

Activision Blizzard Inc	18,629	1,732,497
Adobe Inc *	14,259	6,778,301
Apple Inc	35,104	4,287,954
Applied Materials Inc	17,255	2,305,268
ASML Holding NV (Netherlands)	2,866	1,769,354
Atlassian Corp PLC ‘A’ *	5,235	1,103,329
Autodesk Inc *	8,166	2,263,207
Black Knight Inc *	6,310	466,877
Cadence Design Systems Inc *	10,103	1,384,010
Clarivate PLC (United Kingdom) *	47,635	1,257,088
Electronic Arts Inc	15,498	2,097,964
Intuit Inc	9,037	3,461,713
Lam Research Corp	5,087	3,027,986
Microsoft Corp	74,963	17,674,026
MSCI Inc	6,515	2,731,609
NVIDIA Corp	6,119	3,267,118
Qualtrics International Inc ‘A’ *	2,297	75,594
ROBLOX Corp ‘A’ *	7,713	500,034
Roper Technologies Inc	2,485	1,002,300
salesforce.com Inc *	11,634	2,464,895
Sea Ltd ADR (Taiwan) *	5,885	1,313,708
ServiceNow Inc *	5,250	2,625,577
Synopsys Inc *	4,309	1,067,684
Take-Two Interactive Software Inc *	5,764	1,018,499

		65,676,592

Total Common Stocks (Cost $72,157,373)		177,893,199

SHORT-TERM INVESTMENT - 0.9%

Money Market Fund - 0.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	1,527,793	1,527,793

Total Short-Term Investment (Cost $1,527,793)		1,527,793

TOTAL INVESTMENTS - 100.1% (Cost $73,685,166)		179,420,992

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(237,956)

NET ASSETS - 100.0%		$179,183,036

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	36.6%
Communications	25.7%
Consumer, Non-Cyclical	21.1%
Financial	8.6%
Industrial	3.0%
Others (each less than 3.0%)	5.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments (Continued)

March 31, 2021

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$177,893,199	$177,893,199	$—	$—
	Short-Term Investment	1,527,793	1,527,793	—	—

	Total	$179,420,992	$179,420,992	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments

March 31, 2021

	Shares	Value
COMMON STOCKS - 99.1%

Basic Materials - 3.8%

Air Products and Chemicals Inc	14,405	$4,052,703
PPG Industries Inc	16,539	2,485,150

		6,537,853

Communications - 16.8%

Alphabet Inc ‘A’ *	1,214	2,503,899
Booking Holdings Inc *	1,906	4,440,675
Charter Communications Inc ‘A’ *	5,334	3,291,185
Cisco Systems Inc	50,530	2,612,906
Comcast Corp ‘A’	99,168	5,365,980
DISH Network Corp ‘A’ *	124,624	4,511,389
Motorola Solutions Inc	18,338	3,448,461
T-Mobile US Inc *	20,672	2,589,995

		28,764,490

Consumer, Cyclical - 2.9%

The Home Depot Inc	10,070	3,073,867
The TJX Cos Inc	30,151	1,994,489

		5,068,356

Consumer, Non-Cyclical - 9.4%

Amgen Inc	9,005	2,240,534
Anthem Inc	8,348	2,996,514
Johnson & Johnson	20,788	3,416,508
Merck & Co Inc	20,678	1,594,067
PepsiCo Inc	11,649	1,647,751
Reynolds Consumer Products Inc	61,254	1,824,144
UnitedHealth Group Inc	6,538	2,432,594

		16,152,112

Energy - 5.1%

Chevron Corp	29,813	3,124,105
ConocoPhillips	62,126	3,290,814
Enterprise Products Partners LP	104,057	2,291,335

		8,706,254

Financial - 25.8%

American Express Co	38,504	5,446,006
American Tower Corp REIT	13,799	3,298,789
Bank of America Corp	201,106	7,780,791
Berkshire Hathaway Inc ‘B’ *	10,481	2,677,581
Capital One Financial Corp	22,053	2,805,803
JPMorgan Chase & Co	50,630	7,707,405
Marsh & McLennan Cos Inc	17,468	2,127,602
The Bank of New York Mellon Corp	47,961	2,268,076
The Charles Schwab Corp	53,147	3,464,121
The Progressive Corp	23,314	2,229,052
The Travelers Cos Inc	15,209	2,287,434
US Bancorp	37,845	2,093,207

		44,185,867

Industrial - 22.2%

Deere & Co	17,418	6,516,770
Honeywell International Inc	17,710	3,844,310
Illinois Tool Works Inc	13,832	3,064,065

	Shares	Value
Martin Marietta Materials Inc	6,320	$2,122,382
Northrop Grumman Corp	8,872	2,871,334
Otis Worldwide Corp	26,219	1,794,691
Raytheon Technologies Corp	69,518	5,371,656
TE Connectivity Ltd	47,208	6,095,025
United Parcel Service Inc ‘B’	19,626	3,336,224
Vertiv Holdings Co	153,418	3,068,360

		38,084,817

Technology - 7.3%

Apple Inc	5,588	682,574
Lam Research Corp	7,105	4,229,180
Microsoft Corp	6,775	1,597,342
NXP Semiconductors NV (Netherlands)	10,731	2,160,580
Oracle Corp	27,084	1,900,484
QUALCOMM Inc	14,222	1,885,695

		12,455,855

Utilities - 5.8%

Edison International	72,779	4,264,849
Sempra Energy	43,179	5,724,672

		9,989,521

Total Common Stocks (Cost $91,237,637)		169,945,125

SHORT-TERM INVESTMENT - 0.9%

Money Market Fund - 0.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	1,553,000	1,553,000

Total Short-Term Investment (Cost $1,553,000)		1,553,000

TOTAL INVESTMENTS - 100.0% (Cost $92,790,637)		171,498,125

OTHER ASSETS & LIABILITIES, NET - 0.0%		38,792

NET ASSETS - 100.0%		$171,536,917

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	25.8%
Industrial	22.2%
Communications	16.8%
Consumer, Non-Cyclical	9.4%
Technology	7.3%
Utilities	5.8%
Energy	5.1%
Basic Materials	3.8%
Others (each less than 3.0%)	3.8%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$169,945,125	$169,945,125	$—	$—
	Short-Term Investment	1,553,000	1,553,000	—	—

	Total	$171,498,125	$171,498,125	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SMALL-CAP GROWTH FUND (Formerly named PF Developing Growth Fund)

Schedule of Investments

March 31, 2021

	Shares	Value
COMMON STOCKS - 98.1%

Basic Materials - 3.5%

Axalta Coating Systems Ltd *	24,639	$728,821
Ferro Corp *	45,102	760,420
Ingevity Corp *	9,687	731,659

		2,220,900

Communications - 8.1%

Leslie’s Inc *	48,711	1,192,932
MakeMyTrip Ltd (India) *	7,750	244,745
Open Lending Corp ‘A’ *	16,644	589,531
Proofpoint Inc *	5,334	670,964
Q2 Holdings Inc *	9,931	995,086
Stamps.com Inc *	5,395	1,076,357
Zendesk Inc *	2,720	360,726

		5,130,341

Consumer, Cyclical - 9.3%

JetBlue Airways Corp *	35,086	713,649
Malibu Boats Inc ‘A’ *	8,026	639,512
Manchester United PLC ‘A’ (United Kingdom)	38,392	604,290
Ollie’s Bargain Outlet Holdings Inc *	3,466	301,542
Penn National Gaming Inc *	3,008	315,359
Petco Health & Wellness Co Inc *	32,287	715,480
Skechers USA Inc ‘A’ *	18,740	781,645
ThredUp Inc ‘A’ *	19,727	460,231
Thule Group AB (Sweden) * ~	8,471	368,264
Visteon Corp *	2,568	313,167
Vroom Inc *	17,720	690,903

		5,904,042

Consumer, Non-Cyclical - 27.0%

Abcam PLC (United Kingdom) *	21,948	420,882
Acutus Medical Inc *	13,449	179,813
Adaptive Biotechnologies Corp *	5,071	204,158
Allovir Inc *	9,538	223,189
Amicus Therapeutics Inc *	18,464	182,424
Annexon Inc *	11,100	309,024
Avalara Inc *	1,900	253,517
Berkeley Lights Inc *	3,435	172,540
BioAtla Inc *	6,366	323,647
Bio-Techne Corp	816	311,655
Bioxcel Therapeutics Inc *	4,355	187,962
Boyd Group Services Inc (Canada)	2,355	399,040
Bridgebio Pharma Inc *	6,765	416,724
Bright Horizons Family Solutions Inc *	1,295	222,028
Certara Inc *	23,542	642,697
Charles River Laboratories International Inc *	2,200	637,626
Collegium Pharmaceutical Inc *	8,830	209,271
Evo Payments Inc ‘A’ *	23,206	638,629
Guardant Health Inc *	1,733	264,542
Harmony Biosciences Holdings Inc *	9,012	297,757
HealthEquity Inc *	6,682	454,376
ICON PLC (Ireland) *	3,176	623,671
Immunocore Holdings PLC ADR (United Kingdom) *	1,478	62,919
Laird Superfood Inc *	2,990	112,035
Maravai LifeSciences Holdings Inc ‘A’ *	20,018	713,442
Merit Medical Systems Inc *	7,914	473,890
MorphoSys AG ADR (Germany) *	10,249	223,428
Neurocrine Biosciences Inc *	2,213	215,214
Nevro Corp *	2,092	291,834
Nuvei Corp (Canada) * ~	19,831	1,199,776
Olink Holding AB ADR (Sweden) *	5,961	214,596
Optinose Inc *	26,611	98,195
Orchard Therapeutics PLC ADR (United Kingdom) *	7,614	55,278
Paylocity Holding Corp *	2,537	456,229
PerkinElmer Inc	2,318	297,376
PRA Health Sciences Inc *	10,952	1,679,270

	Shares	Value
Prelude Therapeutics Inc *	3,915	$169,637
Ritchie Bros Auctioneers Inc (Canada)	15,686	918,415
Sana Biotechnology Inc *	7,388	247,276
Seer Inc *	2,992	149,660
Silk Road Medical Inc *	4,239	214,705
SpringWorks Therapeutics Inc *	6,079	447,232
The Duckhorn Portfolio Inc *	28,702	481,620
TriNet Group Inc *	7,233	563,885
Turning Point Therapeutics Inc *	2,834	268,068

		17,129,152

Diversified - 3.9%

dMY Technology Group Inc II ‘A’ *	38,237	562,466
FTAC Olympus Acquisition Corp ‘A’ *	52,753	557,599
Hudson Executive Investment Corp ‘A’ *	44,867	445,081
TPG Pace Tech Opportunities Corp ‘A’ *	46,216	458,001
TS Innovation Acquisitions Corp ‘A’ *	40,371	438,429

		2,461,576

Energy - 2.4%

Array Technologies Inc *	27,820	829,592
Shoals Technologies Group Inc ‘A’ *	20,501	713,025

		1,542,617

Financial - 12.9%

Bank OZK	7,662	312,993
Big Yellow Group PLC REIT (United Kingdom)	30,167	463,395
CoreSite Realty Corp REIT	6,902	827,205
Focus Financial Partners Inc ‘A’ *	22,014	916,223
GCM Grosvenor Inc ‘A’	24,419	290,586
Grosvenor Capital Management PIPE	15,272	181,737
Hamilton Lane Inc ‘A’	5,267	466,445
Industrial Logistics Properties Trust REIT	21,622	500,117
MetroMile Inc *	51,870	533,742
Prosperity Bancshares Inc	7,208	539,807
QTS Realty Trust Inc ‘A’ REIT	19,289	1,196,690
STAG Industrial Inc REIT	25,798	867,071
TMX Group Ltd (Canada)	3,400	353,311
WisdomTree Investments Inc	122,774	767,337

		8,216,659

Industrial - 13.4%

Advanced Drainage Systems Inc	3,187	329,504
Advanced Energy Industries Inc	7,620	831,875
CryoPort Inc *	16,495	857,905
Generac Holdings Inc *	2,406	787,845
Gerresheimer AG (Germany)	7,587	753,521
GFL Environmental Inc (Canada)	18,254	637,977
Knight-Swift Transportation Holdings Inc	15,142	728,179
Kratos Defense & Security Solutions Inc *	11,427	311,729
Littelfuse Inc	1,218	322,088
Schneider National Inc ‘B’	24,567	613,438
Sensata Technologies Holding PLC *	12,290	712,205
StealthGas Inc (Greece) *	22,570	64,099
Summit Materials Inc ‘A’ *	13,483	377,794
The AZEK Co Inc *	18,073	759,970
Trex Co Inc *	4,851	444,060

		8,532,189

Technology - 17.6%

8x8 Inc *	16,698	541,683
ACV Auctions Inc ‘A’ *	17,672	611,628
Asana Inc ‘A’ *	11,342	324,154
CACI International Inc ‘A’ *	5,588	1,378,336
Endava PLC ADR (United Kingdom) *	6,094	516,101
Everbridge Inc *	6,290	762,222
ExlService Holdings Inc *	9,246	833,619
Health Catalyst Inc *	5,246	245,355
Keywords Studios PLC (Ireland) *	20,899	741,605
nCino Inc *	4,369	291,500
Outset Medical Inc *	5,765	313,558

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SMALL-CAP GROWTH FUND

Schedule of Investments (Continued)

March 31, 2021

	Shares	Value
PagerDuty Inc *	13,698	$551,071
Ping Identity Holding Corp *	28,197	618,360
Rapid7 Inc *	13,633	1,017,158
Silicon Laboratories Inc *	3,951	557,368
Vertex Inc ‘A’ *	30,003	659,466
Viant Technology Inc ‘A’ *	6,023	318,557
WNS Holdings Ltd ADR (India) *	12,232	886,086

		11,167,827

Total Common Stocks (Cost $54,875,163)		62,305,303

SHORT-TERM INVESTMENT - 1.8%

Money Market Fund - 1.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	1,156,093	1,156,093

Total Short-Term Investment (Cost $1,156,093)		1,156,093

TOTAL INVESTMENTS - 99.9% (Cost $56,031,256)		63,461,396

OTHER ASSETS & LIABILITIES, NET - 0.1%		93,893

NET ASSETS - 100.0%		$63,555,289

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	27.0%
Technology	17.6%
Industrial	13.4%
Financial	12.9%
Consumer, Cyclical	9.3%
Communications	8.1%
Diversified	3.9%
Basic Materials	3.5%
Others (each less than 3.0%)	4.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$2,220,900	$2,220,900	$—	$—
	Communications	5,130,341	5,130,341	—	—
	Consumer, Cyclical	5,904,042	5,535,778	368,264	—
	Consumer, Non-Cyclical	17,129,152	17,129,152	—	—
	Diversified	2,461,576	2,461,576	—	—
	Energy	1,542,617	1,542,617	—	—
	Financial	8,216,659	7,753,264	463,395	—
	Industrial	8,532,189	7,778,668	753,521	—
	Technology	11,167,827	11,167,827	—	—

	Total Common Stocks	62,305,303	60,720,123	1,585,180	—

	Short-Term Investment	1,156,093	1,156,093	—	—

	Total	$63,461,396	$61,876,216	$1,585,180	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments

March 31, 2021

	Shares	Value
COMMON STOCKS - 98.5%

Basic Materials - 6.8%

AdvanSix Inc *	32,840	$880,769
Carpenter Technology Corp	33,649	1,384,656
Commercial Metals Co	52,590	1,621,876
GCP Applied Technologies Inc *	28,091	689,353
Innospec Inc	6,640	681,862
Orion Engineered Carbons SA (Germany)	67,631	1,333,683
Schnitzer Steel Industries Inc ‘A’	32,120	1,342,295

		7,934,494

Communications - 3.1%

A10 Networks Inc *	69,746	670,259
Casa Systems Inc *	70,652	673,314
Criteo SA ADR (France) *	37,581	1,305,188
Houghton Mifflin Harcourt Co *	130,494	994,364

		3,643,125

Consumer, Cyclical - 26.3%

Blue Bird Corp *	54,160	1,355,625
Citi Trends Inc	7,084	593,497
Dana Inc	49,680	1,208,714
Dine Brands Global Inc	9,022	812,251
El Pollo Loco Holdings Inc *	17,732	285,840
Foot Locker Inc	26,520	1,491,750
Herman Miller Inc	41,250	1,697,437
Hilton Grand Vacations Inc *	41,010	1,537,465
IMAX Corp *	62,530	1,256,853
KB Home	39,800	1,851,894
Kontoor Brands Inc	32,130	1,559,269
Malibu Boats Inc ‘A’ *	10,189	811,859
Oxford Industries Inc	19,123	1,671,733
Papa John’s International Inc	13,206	1,170,580
Regis Corp *	74,860	940,242
REV Group Inc	100,275	1,921,269
Ruth’s Hospitality Group Inc	69,758	1,732,091
Sally Beauty Holdings Inc *	64,732	1,303,055
SkyWest Inc *	30,179	1,644,152
Steven Madden Ltd	29,730	1,107,740
Taylor Morrison Home Corp *	51,958	1,600,826
The Goodyear Tire & Rubber Co *	88,940	1,562,676
The Shyft Group Inc	45,501	1,692,637

		30,809,455

Consumer, Non-Cyclical - 6.9%

BrightView Holdings Inc *	17,510	295,394
Herc Holdings Inc *	16,760	1,698,291
Korn Ferry	20,682	1,289,936
MEDNAX Inc *	60,670	1,545,265
Nomad Foods Ltd (United Kingdom) *	45,904	1,260,524
The Hain Celestial Group Inc *	27,099	1,181,516
Viad Corp	19,020	794,085

		8,065,011

Energy - 4.1%

Cimarex Energy Co	16,640	988,250
Dril-Quip Inc *	27,140	901,862
Helix Energy Solutions Group Inc *	126,730	639,986
HollyFrontier Corp	40,320	1,442,650
MRC Global Inc *	88,046	795,055

		4,767,803

	Shares	Value
Financial - 30.3%

1st Source Corp	24,232	$1,152,959
Armada Hoffler Properties Inc REIT	40,282	505,136
Associated Banc-Corp	54,982	1,173,316
Bank of Marin Bancorp	17,438	682,872
BankUnited Inc	42,658	1,874,819
Carter Bankshares Inc *	27,004	376,976
Cousins Properties Inc REIT	24,186	854,975
HarborOne Bancorp Inc	95,992	1,293,012
Heritage Financial Corp	47,150	1,331,516
Independence Realty Trust Inc REIT	76,746	1,166,539
Independent Bank Group Inc	17,839	1,288,689
Moelis & Co ‘A’	24,914	1,367,280
National Storage Affiliates Trust REIT	22,796	910,244
Pacific Premier Bancorp Inc	30,079	1,306,632
Physicians Realty Trust REIT	54,061	955,258
Premier Financial Corp	28,340	942,588
RLJ Lodging Trust REIT	73,173	1,132,718
Sandy Spring Bancorp Inc	23,823	1,034,633
Selective Insurance Group Inc	16,065	1,165,355
STAG Industrial Inc REIT	33,752	1,134,405
Sterling Bancorp	68,663	1,580,622
Stifel Financial Corp	27,525	1,763,252
Synovus Financial Corp	36,980	1,691,835
Texas Capital Bancshares Inc *	24,911	1,766,688
The Hanover Insurance Group Inc	8,280	1,071,929
TriCo Bancshares	29,709	1,407,315
Umpqua Holdings Corp	68,770	1,206,914
Webster Financial Corp	29,753	1,639,688
WSFS Financial Corp	32,587	1,622,507

		35,400,672

Industrial - 15.1%

AAR Corp	26,227	1,092,355
ArcBest Corp	17,160	1,207,549
Belden Inc	24,084	1,068,607
Cactus Inc ‘A’	43,610	1,335,338
Crane Co	11,467	1,076,866
GATX Corp	13,160	1,220,458
Graphic Packaging Holding Co	52,770	958,303
Hillenbrand Inc	25,270	1,205,632
Kennametal Inc	41,098	1,642,687
Masonite International Corp *	12,478	1,437,965
Regal Beloit Corp	10,235	1,460,330
Terex Corp	36,937	1,701,688
Trinseo SA	17,009	1,082,963
Welbilt Inc *	73,720	1,197,950

		17,688,691

Technology - 3.9%

CommVault Systems Inc *	15,749	1,015,810
Kulicke & Soffa Industries Inc (Singapore)	19,260	945,859
MagnaChip Semiconductor Corp (South Korea) *	45,882	1,142,462
NCR Corp *	16,383	621,735
NetScout Systems Inc *	418	11,771
Unisys Corp *	32,530	826,912

		4,564,549

Utilities - 2.0%

IDACORP Inc	10,280	1,027,692
Southwest Gas Holdings Inc	18,460	1,268,386

		2,296,078

Total Common Stocks (Cost $75,802,619)		115,169,878

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2021

	Shares	Value

SHORT-TERM INVESTMENT - 1.6%

Money Market Fund - 1.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	1,824,103	$1,824,103

Total Short-Term Investment (Cost $1,824,103)		1,824,103

TOTAL INVESTMENTS - 100.1% (Cost $77,626,722)		116,993,981

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(85,241)

NET ASSETS - 100.0%		$116,908,740

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	30.3%
Consumer, Cyclical	26.3%
Industrial	15.1%
Consumer, Non-Cyclical	6.9%
Basic Materials	6.8%
Energy	4.1%
Technology	3.9%
Communications	3.1%
Others (each less than 3.0%)	3.6%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$115,169,878	$115,169,878	$—	$—
	Short-Term Investment	1,824,103	1,824,103	—	—

	Total	$116,993,981	$116,993,981	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments

March 31, 2021

	Shares	Value
WARRANTS - 0.0%

Switzerland - 0.0%

Cie Financiere Richemont SA Exercise @ CHF 67.00 Exp 11/22/23 *	46,078	$17,551

Total Warrants (Cost $0)		17,551

PREFERRED STOCKS - 1.7%

Brazil - 1.7%

Banco Bradesco SA	171,800	813,117
Lojas Americanas SA	415,950	1,646,463

		2,459,580

India - 0.0%

Zee Entertainment Enterprises Ltd 6.000% due 03/05/22	390,884	10,158

Total Preferred Stocks (Cost $2,343,212)		2,469,738

COMMON STOCKS - 96.9%

Brazil - 4.1%

Ambev SA	245,925	669,356
B3 SA - Brasil Bolsa Balcao	120,293	1,168,383
Pagseguro Digital Ltd ‘A’ *	10,989	508,791
Vale SA ADR	197,217	3,427,631

		5,774,161

Chile - 0.9%

Falabella SA	287,710	1,306,721

China - 34.4%

Alibaba Group Holding Ltd *	1,300	36,936
Alibaba Group Holding Ltd ADR *	18,204	4,127,393
Baidu Inc ADR *	1,723	374,839
BeiGene Ltd ADR *	4,611	1,604,997
Blue Moon Group Holdings Ltd * ~	160,729	232,043
Budweiser Brewing Co APAC Ltd ~	306,200	916,570
Contemporary Amperex Technology Co Ltd ‘A’	3,100	154,078
Gree Electric Appliances Inc of Zhuhai ‘A’	55,688	534,318
Hansoh Pharmaceutical Group Co Ltd * ~	52,000	249,444
Huazhu Group Ltd ADR *	94,979	5,214,347
Innovent Biologics Inc * ~	63,500	649,428
JD.com Inc ADR *	13,980	1,178,933
Jiangsu Hengrui Medicine Co Ltd ‘A’	119,828	1,691,877
Kuaishou Technology * ~ ± Ω	36,600	1,207,587
Meituan ‘B’ * ~	55,000	2,146,331
NetEase Inc ADR	15,963	1,648,339
New Horizon Health Ltd * ~	29,000	217,106
New Oriental Education & Technology Group Inc ADR *	99,550	1,393,700
OneConnect Financial Technology Co Ltd ADR *	49,222	727,501
Pinduoduo Inc ADR *	10,042	1,344,423
Ping An Insurance Group Co of China Ltd ‘A’	248,171	2,988,346
Remergen Co Ltd ‘H’ * ~	15,114	189,063
TAL Education Group ADR *	4,258	229,293
Tencent Holdings Ltd	119,081	9,503,563
Tencent Music Entertainment Group ADR *	13,860	283,991
Wuxi Biologics Cayman Inc * ~	161,000	2,030,332
Yum China Holdings Inc	81,897	4,849,121

	Shares	Value
ZTO Express Cayman Inc *	6,613	$188,001
ZTO Express Cayman Inc ADR	100,846	2,939,661

		48,851,561

Colombia - 0.4%

Grupo Aval Acciones y Valores SA ADR	83,609	520,048

Egypt - 0.6%

Commercial International Bank Egypt SAE	245,373	902,260

France - 5.0%

Kering SA	7,801	5,383,141
LVMH Moet Hennessy Louis Vuitton SE	100	66,795
Pernod Ricard SA	8,700	1,628,459

		7,078,395

Hong Kong - 4.4%

AIA Group Ltd	455,600	5,575,072
Jardine Strategic Holdings Ltd	20,670	682,963

		6,258,035

India - 14.0%

Godrej Properties Ltd *	19,211	370,746
Havells India Ltd	9,748	140,393
HDFC Bank Ltd *	36,933	756,009
Housing Development Finance Corp Ltd	198,374	6,816,003
Infosys Ltd	103,029	1,933,257
Kotak Mahindra Bank Ltd *	200,746	4,834,962
Oberoi Realty Ltd *	77,894	614,588
Tata Consultancy Services Ltd	87,960	3,832,582
Zee Entertainment Enterprises Ltd	185,526	517,937

		19,816,477

Indonesia - 1.1%

P.T. Bank Central Asia Tbk	463,400	992,416
P.T. Bank Rakyat Indonesia Persero Tbk	244,800	74,268
P.T. Indocement Tunggal Prakarsa Tbk	301,618	254,589
P.T. Semen Indonesia Persero Tbk	267,600	192,222

		1,513,495

Italy - 1.5%

Moncler SPA *	4,045	231,652
PRADA SPA *	303,700	1,899,640

		2,131,292

Mexico - 6.1%

Alsea SAB de CV *	222,340	328,732
Fomento Economico Mexicano SAB de CV	287,398	2,165,380
Fomento Economico Mexicano SAB de CV ADR	6,547	493,186
Grupo Aeroportuario del Sureste SAB de CV ‘B’ *	37,118	659,206
Grupo Mexico SAB de CV ‘B’	687,414	3,623,473
Wal-Mart de Mexico SAB de CV	435,420	1,375,100

		8,645,077

Peru - 0.6%

Credicorp Ltd	6,119	835,672

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2021

	Shares	Value

Philippines - 2.3%

Ayala Land Inc	1,438,200	$1,019,765
SM Investments Corp	84,497	1,673,443
SM Prime Holdings Inc	744,756	537,732

		3,230,940

Poland - 0.2%

InPost SA *	16,865	276,214

Russia - 7.8%

Novatek PJSC GDR	27,139	5,357,698
Polyus PJSC	4,009	741,763
Polyus PJSC GDR ~	3,943	365,081
Sberbank of Russia PJSC	80,132	307,460
Yandex NV ‘A’ *	67,380	4,316,363

		11,088,365

South Africa - 0.6%

FirstRand Ltd	252,246	881,527

South Korea - 2.1%

Samsung Biologics Co Ltd * ~	3,212	2,137,875
Samsung Electronics Co. Ltd.	12,351	893,528

		3,031,403

Switzerland - 1.9%

Cie Financiere Richemont SA ‘A’	27,399	2,630,943

Taiwan - 8.2%

Taiwan Semiconductor Manufacturing Co Ltd	552,995	11,645,639

Turkey - 0.3%

Akbank T.A.S.	716,543	408,900

United Kingdom - 0.4%

Prudential PLC	27,214	579,728

Total Common Stocks (Cost $77,848,903)		137,406,853

SHORT-TERM INVESTMENT - 1.7%

Money Market Fund - 1.7%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	2,363,893	2,363,893

Total Short-Term Investment (Cost $2,363,893)		2,363,893

TOTAL INVESTMENTS - 100.3% (Cost $82,556,008)		142,258,035

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(475,157)

NET ASSETS - 100.0%		$141,782,878

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	22.2%
Consumer, Cyclical	19.6%
Communications	17.6%
Technology	14.6%
Consumer, Non-Cyclical	11.6%
Basic Materials	5.8%
Energy	3.8%
Industrial	3.4%
Others (each less than 3.0%)	1.7%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	As of March 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	34.4%
India	14.0%
Taiwan	8.2%
Russia	7.8%
Mexico	6.1%
Brazil	5.8%
France	5.0%
Hong Kong	4.4%
Others (each less than 3.0%)	14.6%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(c)

An investment with a value of $1,207,587 or 0.9% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2021

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$17,551	$17,551	$—	$—
	Preferred Stocks	2,469,738	2,469,738	—	—
	Common Stocks
	Brazil	5,774,161	5,774,161	—	—
	Chile	1,306,721	—	1,306,721	—
	China	48,851,561	26,133,644	21,510,330	1,207,587
	Colombia	520,048	520,048	—	—
	Egypt	902,260	—	902,260	—
	France	7,078,395	—	7,078,395	—
	Hong Kong	6,258,035	—	6,258,035	—
	India	19,816,477	—	19,816,477	—
	Indonesia	1,513,495	—	1,513,495	—
	Italy	2,131,292	—	2,131,292	—
	Mexico	8,645,077	8,645,077	—	—
	Peru	835,672	835,672	—	—
	Philippines	3,230,940	—	3,230,940	—
	Poland	276,214	276,214	—	—
	Russia	11,088,365	4,316,363	6,772,002	—
	South Africa	881,527	—	881,527	—
	South Korea	3,031,403	—	3,031,403	—
	Switzerland	2,630,943	—	2,630,943	—
	Taiwan	11,645,639	—	11,645,639	—
	Turkey	408,900	—	408,900	—
	United Kingdom	579,728	—	579,728	—

	Total Common Stocks	137,406,853	46,501,179	89,698,087	1,207,587

	Short-Term Investment	2,363,893	2,363,893	—	—

	Total	$142,258,035	$51,352,361	$89,698,087	$1,207,587

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments

March 31, 2021

	Shares	Value

COMMON STOCKS - 98.4%

Australia - 1.1%

Rio Tinto PLC	6,859	$523,261

Belgium - 0.9%

KBC Group NV *	6,078	442,244

Brazil - 0.3%

Ambev SA ADR	50,254	137,696

Canada - 3.5%

Canadian National Railway Co	8,592	996,500
Intact Financial Corp	1,864	228,421
Suncor Energy Inc	12,502	261,341
The Toronto-Dominion Bank	3,457	225,460

		1,711,722

China - 2.2%

NetEase Inc	10,100	207,686
Tencent Holdings Ltd	5,800	462,884
Yum China Holdings Inc	6,988	413,759

		1,084,329

Denmark - 2.5%

Carlsberg AS ‘B’	2,295	351,960
Novo Nordisk AS ‘B’	12,888	868,440

		1,220,400

France - 17.7%

Air Liquide SA	8,147	1,330,209
Capgemini SE	5,191	882,610
Cie Generale des Etablissements Michelin SCA	1,470	220,162
Danone SA	4,916	336,491
Dassault Systemes SE	1,572	335,998
Engie SA *	30,767	437,055
EssilorLuxottica SA	3,473	565,776
Legrand SA	4,941	459,059
L’Oreal SA	1,454	557,000
LVMH Moet Hennessy Louis Vuitton SE	1,750	1,168,915
Pernod Ricard SA	4,199	785,966
Schneider Electric SE	10,191	1,552,448

		8,631,689

Germany - 8.6%

Bayer AG	10,794	684,048
Beiersdorf AG	7,443	786,435
Deutsche Boerse AG	4,574	760,056
Merck KGaA	4,005	685,072
MTU Aero Engines AG	1,116	262,892
SAP SE	8,224	1,008,729

		4,187,232

Hong Kong - 2.7%

AIA Group Ltd	109,626	1,341,468

India - 2.7%

HDFC Bank Ltd *	10,625	217,491
Housing Development Finance Corp Ltd	13,127	451,035
Tata Consultancy Services Ltd	15,222	663,251

		1,331,777

Ireland - 1.2%

Ryanair Holdings PLC ADR *	5,038	579,370

	Shares	Value

Israel - 1.1%

Check Point Software Technologies Ltd *	4,679	$523,908

Italy - 1.6%

Eni SPA	23,212	286,023
Intesa Sanpaolo SPA *	184,403	499,654

		785,677

Japan - 16.7%

Daikin Industries Ltd	5,500	1,111,873
Denso Corp	7,200	479,982
Hitachi Ltd	19,800	897,502
Hoya Corp	7,700	906,266
Japan Tobacco Inc	19,200	368,840
Koito Manufacturing Co Ltd	6,400	430,606
Kose Corp	2,200	311,805
Kubota Corp	34,200	780,169
Kyocera Corp	8,300	528,128
Olympus Corp	35,100	728,111
Shin-Etsu Chemical Co Ltd	2,400	406,561
SMC Corp	900	524,142
Terumo Corp	19,300	698,435

		8,172,420

Netherlands - 5.7%

Akzo Nobel NV	5,383	600,990
ING Groep NV	52,074	636,036
Koninklijke Philips NV *	15,896	906,476
Randstad NV	7,183	504,210
Wolters Kluwer NV	1,813	157,468

		2,805,180

Portugal - 0.7%

Galp Energia SGPS SA	27,624	320,224

Singapore - 1.1%

DBS Group Holdings Ltd	24,900	533,891

Spain - 1.1%

Amadeus IT Group SA *	7,675	546,676

Sweden - 0.7%

Essity AB ‘B’	11,526	364,281

Switzerland - 13.7%

Cie Financiere Richemont SA ‘A’	6,079	583,726
Julius Baer Group Ltd	6,310	403,231
Nestle SA	15,446	1,721,864
Novartis AG	8,239	704,276
Roche Holding AG	4,210	1,363,802
Sika AG	1,586	453,524
UBS Group AG	52,229	808,060
Zurich Insurance Group AG	1,569	667,847

		6,706,330

Taiwan - 1.8%

Taiwan Semiconductor Manufacturing Co Ltd ADR	7,543	892,186

United Kingdom - 9.9%

Compass Group PLC *	27,696	559,564
Diageo PLC	18,103	743,699
Experian PLC	18,086	623,081
Linde PLC	2,063	578,680

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments (Continued)

March 31, 2021

	Shares	Value
Reckitt Benckiser Group PLC	5,829	$521,756
RELX PLC	10,528	264,051
RELX PLC	18,356	460,535
Rolls-Royce Holdings PLC *	249,320	362,063
Smiths Group PLC	14,321	303,382
Tesco PLC	139,422	440,187

		4,856,998

United States - 0.9%

QIAGEN NV *	8,624	417,393

Total Common Stocks (Cost $25,212,142)		48,116,352

SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	396,256	396,256

Total Short-Term Investment (Cost $396,256)		396,256

TOTAL INVESTMENTS - 99.2% (Cost $25,608,398)		48,512,608

OTHER ASSETS & LIABILITIES, NET - 0.8%		378,672

NET ASSETS - 100.0%		$48,891,280

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	35.6%
Industrial	18.6%
Financial	14.8%
Technology	9.3%
Consumer, Cyclical	9.1%
Basic Materials	7.0%
Others (each less than 3.0%)	4.8%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of March 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

France	17.7%
Japan	16.7%
Switzerland	13.7%
United Kingdom	9.9%
Germany	8.6%
Netherlands	5.7%
Canada	3.5%
Others (each less than 3.0%)	23.4%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of

March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$523,261	$—	$523,261	$—
	Belgium	442,244	—	442,244	—
	Brazil	137,696	137,696	—	—
	Canada	1,711,722	1,711,722	—	—
	China	1,084,329	413,759	670,570	—
	Denmark	1,220,400	—	1,220,400	—
	France	8,631,689	—	8,631,689	—
	Germany	4,187,232	—	4,187,232	—
	Hong Kong	1,341,468	—	1,341,468	—
	India	1,331,777	—	1,331,777	—
	Ireland	579,370	579,370	—	—
	Israel	523,908	523,908	—	—
	Italy	785,677	—	785,677	—
	Japan	8,172,420	—	8,172,420	—
	Netherlands	2,805,180	—	2,805,180	—
	Portugal	320,224	—	320,224	—
	Singapore	533,891	—	533,891	—
	Spain	546,676	—	546,676	—
	Sweden	364,281	—	364,281	—
	Switzerland	6,706,330	—	6,706,330	—
	Taiwan	892,186	892,186	—	—
	United Kingdom	4,856,998	—	4,856,998	—
	United States	417,393	—	417,393	—

	Total Common Stocks	48,116,352	4,258,641	43,857,711	—

	Short-Term Investment	396,256	396,256	—	—

	Total	$48,512,608	$4,654,897	$43,857,711	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments

March 31, 2021

	Shares	Value
PREFERRED STOCKS - 0.2%

Germany - 0.2%

Draegerwerk AG & Co KGaA	1,000	$80,447

Total Preferred Stocks (Cost $95,563)		80,447

COMMON STOCKS - 98.4%

Australia - 2.8%

Asaleo Care Ltd	103,554	110,116
Austal Ltd	40,000	68,305
Bega Cheese Ltd	28,000	135,180
Codan Ltd	15,500	182,284
GrainCorp Ltd ‘A’	19,907	79,632
Growthpoint Properties Australia Ltd REIT	43,250	114,461
McMillan Shakespeare Ltd	18,545	154,154
Netwealth Group Ltd	9,000	92,589
Pro Medicus Ltd	3,000	94,570

		1,031,291

Austria - 0.3%

BAWAG Group AG ~	2,439	125,806

Belgium - 1.0%

Bekaert SA	4,186	175,039
bpost SA *	8,943	85,413
D’ieteren SA	1,300	127,127

		387,579

Canada - 11.0%

Alaris Equity Partners Income	4,600	58,200
ARC Resources Ltd	19,000	116,718
AutoCanada Inc *	7,000	170,446
Canadian Solar Inc *	2,238	111,072
Canfor Pulp Products Inc	12,700	89,942
Celestica Inc *	21,958	183,464
CI Financial Corp	6,052	87,407
Corus Entertainment Inc ‘B’	40,006	182,091
CT REIT	8,395	109,221
Dream Office REIT	5,500	92,608
Dundee Precious Metals Inc	23,050	140,681
Empire Co Ltd ‘A’	3,800	118,472
Enerplus Corp	33,600	168,709
Extendicare Inc	15,917	97,526
Finning International Inc	7,200	183,108
H&R REIT	9,520	108,025
HEXO Corp *	13,000	83,998
Home Capital Group Inc *	4,000	98,130
Linamar Corp	2,200	129,703
Medical Facilities Corp	35,452	205,372
Parex Resources Inc *	9,688	172,761
Polaris Infrastructure Inc	9,400	160,070
Precision Drilling Corp *	4,145	89,549
Real Matters Inc *	9,403	106,997
Sagen MI Canada Inc *	3,042	105,176
Seven Generations Energy Ltd ‘A’ *	20,000	135,275
TFI International Inc	2,200	164,908
The North West Co Inc	4,000	116,209
Torex Gold Resources Inc *	7,950	100,395
Trican Well Service Ltd *	38,000	62,593
Uni-Select Inc	12,900	93,103

	Shares	Value
Western Forest Products Inc	90,900	$130,921
Westshore Terminals Investment Corp	6,000	92,624

		4,065,474

China - 0.6%

Gemdale Properties & Investment Corp Ltd	629,886	95,911
S-Enjoy Service Group Co Ltd	36,000	110,859

		206,770

Denmark - 2.7%

D/S Norden AS	5,682	131,573
Pandora AS	2,577	275,609
Royal Unibrew AS	1,700	177,707
Schouw & Co AS	1,100	115,057
SimCorp AS	755	93,481
Spar Nord Bank AS *	6,975	74,442
Sydbank AS	4,600	123,932

		991,801

Finland - 1.5%

Tokmanni Group Corp	6,829	160,044
Uponor Oyj	9,530	211,524
Valmet Oyj	5,000	182,054

		553,622

France - 4.1%

Atos SE *	2,132	166,221
Biophytis SA *	60,347	77,421
Criteo SA ADR *	2,700	93,771
Elior Group SA ~	10,630	78,773
Eutelsat Communications SA	2,809	34,172
IPSOS	2,600	98,092
Mercialys SA REIT	11,065	121,833
Metropole Television SA *	6,339	135,376
Natixis SA *	37,256	178,079
Nexity SA	2,300	113,347
SCOR SE *	4,827	164,422
Trigano SA	1,297	242,422

		1,503,929

Georgia - 0.2%

Bank of Georgia Group PLC *	5,456	82,736

Germany - 7.1%

Aareal Bank AG *	4,200	119,227
Brenntag SE	3,870	330,610
Cewe Stiftung & Co KGAA	748	105,612
Covestro AG ~	2,000	134,562
Deutsche Pfandbriefbank AG * ~	10,085	117,474
DWS Group GmbH & Co KGaA ~	3,354	145,008
GEA Group AG	5,947	243,921
GFT Technologies SE	9,664	179,262
HelloFresh SE *	3,400	253,327
InflaRx NV *	17,000	66,300
JOST Werke AG * ~	2,685	169,768
LANXESS AG	2,900	214,034
LEG Immobilien SE	900	118,383
Salzgitter AG *	4,000	124,911
Talanx AG	2,054	87,087
Wacker Chemie AG	1,426	202,878

		2,612,364

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2021

	Shares	Value

Hong Kong - 2.1%

Dah Sing Financial Holdings Ltd	22,656	$74,755
Hysan Development Co Ltd	28,917	113,157
K Wah International Holdings Ltd	186,470	96,875
Kerry Properties Ltd	35,000	113,191
Luk Fook Holdings International Ltd	40,000	110,328
PAX Global Technology Ltd	102,000	110,398
Swire Pacific Ltd ‘A’	20,000	150,660

		769,364

India - 0.4%

Fly Leasing Ltd ADR *	8,000	134,800

Indonesia - 0.3%

Golden Agri-Resources Ltd	600,000	93,987

Ireland - 0.3%

Hibernia REIT PLC	85,559	110,770

Israel - 0.6%

Gazit-Globe Ltd	9,048	62,544
Plus500 Ltd	7,952	153,501

		216,045

Italy - 2.9%

Anima Holding SPA ~	20,000	102,948
Azimut Holding SPA	5,100	116,179
Banca Generali SPA *	3,200	112,605
Banca IFIS SPA *	6,401	84,453
Banca Sistema SPA * ~	54,623	138,952
Biesse SPA *	3,600	103,202
Esprinet SPA *	14,736	185,789
Sesa SPA *	1,770	216,183

		1,060,311

Ivory Coast - 0.3%

Endeavour Mining Corp	6,274	126,459

Japan - 20.3%

Altech Corp	5,100	101,272
Aozora Bank Ltd	4,500	103,179
Asahi Co Ltd	8,400	121,842
ASKUL Corp	2,700	103,395
Capcom Co Ltd	3,000	97,593
CTS Co Ltd	10,900	84,414
Cybernet Systems Co Ltd	14,500	115,278
Dip Corp	4,500	118,389
Doshisha Co Ltd	6,000	101,560
FCC Co Ltd	5,100	85,898
FINDEX Inc	9,000	88,630
Foster Electric Co Ltd	9,200	108,940
Fukui Computer Holdings Inc	4,600	165,142
FULLCAST Holdings Co Ltd	5,000	90,668
Furyu Corp	7,931	77,181
Gakujo Co Ltd	6,500	92,754
Glory Ltd	2,900	62,488
H.U. Group Holdings Inc	3,600	120,991
Hanwa Co Ltd	3,900	120,005
Hokuto Corp	4,400	82,975
IR Japan Holdings Ltd	1,500	181,628
Izumi Co Ltd	2,700	106,023
Japan Lifeline Co Ltd	6,000	76,147

	Shares	Value
Japan Logistics Fund Inc REIT	42	$118,491
Joyful Honda Co Ltd	6,100	79,215
Kaken Pharmaceutical Co Ltd	2,200	86,202
Kamigumi Co Ltd	4,000	75,884
KFC Holdings Japan Ltd	2,600	69,873
Kito Corp	3,800	62,851
Kitz Corp	16,000	92,873
Kozo Keikaku Engineering Inc	2,900	74,973
K’s Holdings Corp	6,000	82,595
Kyoei Steel Ltd	2,000	30,017
Kyudenko Corp	3,300	126,191
Lawson Inc	1,500	73,605
Megachips Corp *	3,000	96,016
Meitec Corp	2,000	110,632
Mitsui-Soko Holdings Co Ltd	6,000	117,819
Nihon Parkerizing Co Ltd	8,000	86,554
Nihon Unisys Ltd	2,500	77,316
Nippon Electric Glass Co Ltd	1,900	44,165
Nippon Gas Co Ltd	7,200	125,414
NIPPON REIT Investment Corp	37	141,408
Nishio Rent All Co Ltd	3,400	92,167
Noevir Holdings Co Ltd	1,500	68,145
Obara Group Inc	3,200	109,343
Okamoto Industries Inc	2,400	91,263
Pressance Corp	2,800	42,839
Prima Meat Packers Ltd	3,500	110,521
Riso Kyoiku Co Ltd	26,400	80,883
Roland DG Corp	2,300	37,714
Ryosan Co Ltd	3,200	65,447
Sangetsu Corp	5,500	83,542
Sanki Engineering Co Ltd	6,500	85,190
Sankyo Co Ltd	2,200	58,344
Sanwa Holdings Corp	11,600	151,954
Seikagaku Corp	7,700	72,065
Shinoken Group Co Ltd	6,700	76,892
SKY Perfect JSAT Holdings Inc	14,496	64,508
Star Micronics Co Ltd	7,000	104,597
Sumitomo Osaka Cement Co Ltd	2,600	82,813
Sumitomo Rubber Industries Ltd	8,200	97,076
Sumitomo Seika Chemicals Co Ltd	3,100	113,283
Sun Frontier Fudousan Co Ltd	10,000	87,656
Taikisha Ltd	2,900	79,601
Takara Leben Co Ltd	10,800	36,494
T-Gaia Corp	3,400	59,006
The Okinawa Electric Power Co Inc	5,781	81,107
The Yokohama Rubber Co Ltd	5,100	91,617
Toho Zinc Co Ltd	1,500	32,567
Tokyo Electron Device Ltd	3,200	113,003
Tokyo Individualized Educational Institute Inc	14,400	80,529
Tokyo Steel Manufacturing Co Ltd	12,200	93,507
Tokyo Tekko Co Ltd	4,500	76,865
Tokyu REIT Inc	70	114,645
Towa Pharmaceutical Co Ltd	2,100	46,406
Toyo Kanetsu KK	2,200	54,026
Ube Industries Ltd	1,700	36,270
United Inc	5,500	69,390
ValueCommerce Co Ltd	5,700	185,681
Warabeya Nichiyo Holdings Co Ltd	4,500	68,720
Yamaguchi Financial Group Inc	15,200	101,034
Yuasa Trading Co Ltd	3,800	107,397

		7,482,593

Jordan - 0.4%

Hikma Pharmaceuticals PLC	4,935	154,810

Kyrgyzstan - 0.3%

Centerra Gold Inc	13,494	119,403

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2021

	Shares	Value

Luxembourg - 0.5%

APERAM SA	4,272	$192,063

Malta - 0.7%

Kindred Group PLC *	15,000	263,580

Netherlands - 3.5%

ASM International NV	1,125	326,186
ASR Nederland NV	4,651	207,877
BE Semiconductor Industries NV	3,222	269,143
Intertrust NV * ~	5,702	94,392
Randstad NV	2,171	152,393
Signify NV * ~	4,505	231,707

		1,281,698

Norway - 0.8%

Aker Solutions ASA *	57,629	99,256
Europris ASA ~	27,028	161,948
SpareBank 1 SMN	3,934	49,467

		310,671

Portugal - 0.3%

Sonae SGPS SA	110,000	100,269

Singapore - 1.5%

AEM Holdings Ltd	61,600	190,262
First REIT	141,400	24,207
Jardine Cycle & Carriage Ltd	5,100	85,557
Sasseur REIT	140,000	92,713
UMS Holdings Ltd	149,000	147,824

		540,563

South Korea - 6.6%

Com2uSCorp	1,113	166,542
DGB Financial Group Inc	15,000	111,914
Dongkuk Steel Mill Co Ltd	13,000	157,429
DY POWER Corp	3,701	62,021
Handsome Co Ltd	4,132	148,772
Hanwha Aerospace Co Ltd	1,400	50,916
Huchems Fine Chemical Corp	5,544	107,397
InBody Co Ltd	5,500	99,063
INTOPS Co Ltd	3,800	103,969
i-SENS Inc	3,800	82,824
JW Life Science Corp	2,225	37,509
Korea Asset In Trust Co Ltd	19,827	82,105
Korea Petrochemical Ind Co Ltd	319	92,259
Korea Real Estate Investment & Trust Co Ltd	47,000	100,346
Korean Reinsurance Co	14,266	106,627
Kumho Petrochemical Co Ltd	550	128,928
LG Hausys Ltd	2,516	189,691
Osstem Implant Co Ltd	2,000	150,878
Poongsan Corp	5,735	170,646
Seah Besteel Corp	7,000	115,330
Tovis Co Ltd *	14,490	107,212
Value Added Technology Co Ltd	2,433	65,726

		2,438,104

Spain - 2.6%

Acerinox SA	8,754	114,667
Banco de Sabadell SA *	230,000	123,330
Cia de Distribucion Integral Logista Holdings SA	5,348	106,114
Enagas SA	6,275	136,612
Lar Espana Real Estate Socimi SA REIT	15,262	91,279

	Shares	Value
Pharma Mar SA	1,014	$117,905
Sacyr SA	20,762	53,254
Vidrala SA	616	67,687
Viscofan SA	1,965	135,820

		946,668

Sweden - 4.7%

Betsson AB	22,956	212,956
Bilia AB ‘A’ *	7,500	111,019
Coor Service Management Holding AB * ~	12,000	97,518
Evolution Gaming Group AB ~	1,418	208,822
Humana AB *	11,000	92,449
Inwido AB *	10,000	164,949
Kungsleden AB	12,817	133,951
LeoVegas AB ~	18,827	110,398
Resurs Holding AB * ~	7,550	41,299
Sweco AB ‘B’	10,329	168,571
Tethys Oil AB	15,692	116,535
Trelleborg AB ‘B’ *	6,416	163,180
Wihlborgs Fastigheter AB	6,864	130,238

		1,751,885

Switzerland - 6.0%

Adecco Group AG	3,670	247,548
ALSO Holding AG	506	145,457
Ascom Holding AG *	4,500	69,196
BKW AG	1,009	109,848
Cembra Money Bank AG	1,100	121,222
Emmi AG	110	111,146
Forbo Holding AG	69	125,250
Galenica AG ~	1,800	112,231
Interroll Holding AG	46	162,749
Julius Baer Group Ltd	1,573	100,520
Logitech International SA	3,533	370,520
Sonova Holding AG *	1,046	277,269
Swiss Life Holding AG	506	248,667

		2,201,623

United Kingdom - 10.7%

Aggreko PLC	15,981	193,083
Auto Trader Group PLC * ~	23,856	182,404
B&M European Value Retail SA	23,000	167,338
boohoo Group PLC *	32,157	150,573
CLS Holdings PLC	31,000	97,876
Computacenter PLC	6,798	222,080
Empiric Student Property PLC REIT *	104,707	114,469
IG Group Holdings PLC	11,000	136,592
IMI PLC	10,831	199,106
Inchcape PLC *	16,971	176,074
Indivior PLC *	50,000	87,541
ITV PLC *	110,000	182,096
Jupiter Fund Management PLC	12,000	46,089
Keller Group PLC	8,285	91,831
Man Group PLC	66,092	146,666
Orchard Therapeutics PLC ADR *	13,000	94,380
Pagegroup PLC *	16,992	110,232
PZ Cussons PLC	28,000	102,866
Quilter PLC ~	77,054	169,715
Redrow PLC	13,173	114,050
Rightmove PLC *	22,677	181,975
Rotork PLC	35,004	172,047
Royal Mail PLC *	30,007	208,841
Safestore Holdings PLC REIT	12,573	137,885
Savills PLC *	5,172	81,446
Spectris PLC	3,100	142,198
Spirent Communications PLC	41,609	136,781
Ultra Electronics Holdings PLC	4,338	121,350

		3,967,584

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2021

	Shares	Value
United States - 1.3%

Adaptimmune Therapeutics PLC ADR *	13,000	$69,030
Inmode Ltd *	3,226	233,466
Myovant Sciences Ltd *	3,000	61,740
Reliance Worldwide Corp Ltd	37,000	126,709

		490,945

Total Common Stocks (Cost $25,098,407)		36,315,567

SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	279,104	279,104

Total Short-Term Investment (Cost $279,104)		279,104

TOTAL INVESTMENTS - 99.4% (Cost $25,473,074)		36,675,118

OTHER ASSETS & LIABILITIES, NET - 0.6%		232,945

NET ASSETS - 100.0%		$36,908,063

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	20.2%
Industrial	17.3%
Consumer, Non-Cyclical	17.2%
Consumer, Cyclical	15.5%
Basic Materials	9.3%
Technology	8.5%
Communications	5.9%
Energy	3.4%
Others (each less than 3.0%)	2.1%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of March 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	20.3%
Canada	11.0%
United Kingdom	10.7%
Germany	7.3%
South Korea	6.6%
Switzerland	6.0%
Sweden	4.7%
France	4.1%
Netherlands	3.5%
Others (each less than 3.0%)	25.2%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2021

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$80,447	$80,447	$—	$—
	Common Stocks
	Australia	1,031,291	110,116	921,175	—
	Austria	125,806	—	125,806	—
	Belgium	387,579	—	387,579	—
	Canada	4,065,474	4,065,474	—	—
	China	206,770	—	206,770	—
	Denmark	991,801	74,442	917,359	—
	Finland	553,622	—	553,622	—
	France	1,503,929	171,192	1,332,737	—
	Georgia	82,736	—	82,736	—
	Germany	2,612,364	171,912	2,440,452	—
	Hong Kong	769,364	—	769,364	—
	India	134,800	134,800	—	—
	Indonesia	93,987	—	93,987	—
	Ireland	110,770	110,770	—	—
	Israel	216,045	—	216,045	—
	Italy	1,060,311	—	1,060,311	—
	Ivory Coast	126,459	126,459	—	—
	Japan	7,482,593	64,508	7,418,085	—
	Jordan	154,810	—	154,810	—
	Kyrgyzstan	119,403	119,403	—	—
	Luxembourg	192,063	—	192,063	—
	Malta	263,580	—	263,580	—
	Netherlands	1,281,698	—	1,281,698	—
	Norway	310,671	—	310,671	—
	Portugal	100,269	—	100,269	—
	Singapore	540,563	—	540,563	—
	South Korea	2,438,104	—	2,438,104	—
	Spain	946,668	158,966	787,702	—
	Sweden	1,751,885	92,449	1,659,436	—
	Switzerland	2,201,623	111,146	2,090,477	—
	United Kingdom	3,967,584	572,195	3,395,389	—
	United States	490,945	364,236	126,709	—

	Total Common Stocks	36,315,567	6,448,068	29,867,499	—

	Short-Term Investment	279,104	279,104	—	—

	Total	$36,675,118	$6,807,619	$29,867,499	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments

March 31, 2021

	Shares	Value
COMMON STOCKS - 97.3%

Argentina - 0.2%

YPF SA ADR *	12,467	$51,239

Austria - 0.6%

Erste Group Bank AG *	5,864	198,663

Belgium - 1.0%

Ageas SA	5,837	352,474

Brazil - 0.3%

Cia de Saneamento Basico do Estado de Sao Paulo	15,396	112,065

Canada - 2.2%

ARC Resources Ltd	12,065	74,116
Barrick Gold Corp	14,407	285,801
Cameco Corp	8,162	135,571
Kinross Gold Corp	25,297	168,731
Tourmaline Oil Corp	4,249	80,876

		745,095

China - 0.9%

Dongfeng Motor Group Co Ltd ‘H’	329,891	307,745

Denmark - 1.0%

AP Moller - Maersk AS ‘B’	137	318,048
The Drilling Co of 1972 AS *	469	18,594

		336,642

Finland - 1.0%

Nokia OYJ *	86,034	343,588

France - 13.2%

AXA SA	19,932	535,059
BNP Paribas SA *	8,871	540,504
Cie de Saint-Gobain *	11,690	690,313
Dassault Aviation SA *	104	115,654
Engie SA *	30,771	437,112
Orange SA	28,550	351,335
Renault SA *	5,523	238,825
Rexel SA *	18,260	361,441
SCOR SE *	4,497	153,181
Societe Generale SA *	13,743	359,308
TOTAL SE	16,653	776,359

		4,559,091

Germany - 3.4%

CECONOMY AG *	19,630	113,689
Daimler AG	6,547	584,318
Fresenius SE & Co KGaA	8,686	387,052
METRO AG	6,345	67,007

		1,152,066

Hong Kong - 0.9%

CK Asset Holdings Ltd	48,258	293,774

	Shares	Value
India - 1.2%

Canara Bank *	50,510	$105,591
NTPC Ltd	19,063	27,893
Oil & Natural Gas Corp Ltd	128,356	179,926
Zee Entertainment Enterprises Ltd	40,971	114,380

		427,790

Indonesia - 0.2%

P.T. Bank Mandiri Persero Tbk	196,169	83,112

Ireland - 1.4%

AIB Group PLC *	83,540	219,165
Bank of Ireland Group PLC *	54,642	269,837

		489,002

Italy - 4.6%

Assicurazioni Generali SPA *	19,672	393,030
BPER Banca *	54,883	120,635
Eni SPA	42,162	519,529
Saipem SPA	50,738	138,229
UniCredit SPA *	38,625	407,990

		1,579,413

Ivory Coast - 0.2%

Endeavour Mining Corp	4,039	81,410

Japan - 25.0%

Benesse Holdings Inc	1,109	23,361
Canon Inc	6,101	138,700
Chiyoda Corp *	11,531	49,963
Citizen Watch Co Ltd	27,454	94,073
Dai-ichi Life Holdings Inc	17,794	305,877
DeNA Co Ltd *	9,141	178,804
Eisai Co Ltd	1,978	132,949
Fuji Media Holdings Inc	6,166	75,591
Fujitsu Ltd	917	133,436
Gree Inc	24,781	125,471
Hino Motors Ltd	34,220	294,323
Honda Motor Co Ltd	23,965	722,438
Inpex Corp	38,507	263,307
Isuzu Motors Ltd	34,626	371,877
Japan Airlines Co Ltd *	14,370	321,830
JGC Holdings Corp	21,033	258,558
Kamigumi Co Ltd	6,760	128,243
Mitsubishi Estate Co Ltd	19,630	343,751
Mitsubishi Heavy Industries Ltd	4,566	142,175
Mitsubishi Motors Corp *	27,344	78,185
Mitsubishi UFJ Financial Group Inc	104,028	556,268
Nikon Corp	18,499	173,805
Nippon Television Holdings Inc	11,459	150,599
Nissan Motor Co Ltd *	47,588	265,858
Nomura Holdings Inc	42,773	226,631
Resona Holdings Inc	90,132	378,600
Shimamura Co Ltd	3,019	348,862
Sumitomo Heavy Industries Ltd	5,570	154,874
Sumitomo Mitsui Financial Group Inc	13,686	496,081
Sumitomo Mitsui Trust Holdings Inc	9,836	343,173
T&D Holdings Inc	36,269	466,696
Takeda Pharmaceutical Co Ltd	13,410	488,824
THK Co Ltd	6,997	242,761
Toppan Printing Co Ltd	6,710	113,756

		8,589,700

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2021

	Shares	Value
Luxembourg - 0.6%

RTL Group SA *	3,517	$206,247

Malaysia - 0.4%

CIMB Group Holdings Bhd	123,831	129,754

Mexico - 0.7%

America Movil SAB de CV ‘L’ ADR	17,986	244,250

Netherlands - 5.7%

ABN AMRO Bank NV * ~	24,896	302,236
ING Groep NV	52,849	645,502
PostNL NV *	30,459	147,651
Royal Dutch Shell PLC ‘B’	47,054	866,145

		1,961,534

Norway - 1.5%

Norsk Hydro ASA	81,698	524,743

Russia - 1.7%

Gazprom PJSC ADR	39,849	238,895
LUKOIL PJSC ADR	1,058	85,476
Sberbank of Russia PJSC ADR	10,360	159,648
VEON Ltd ADR *	61,437	108,743

		592,762

South Africa - 2.8%

Anglo American PLC	11,605	454,543
Gold Fields Ltd ADR	16,121	152,988
Impala Platinum Holdings Ltd	3,444	63,582
MTN Group *	24,025	141,110
Old Mutual Ltd	183,397	156,935

		969,158

South Korea - 4.2%

Hankook Tire & Technology Co Ltd	4,634	201,699
KB Financial Group Inc	10,146	500,072
KT Corp ADR *	29,236	363,696
Shinhan Financial Group Co Ltd	11,506	382,137

		1,447,604

Spain - 1.3%

CaixaBank SA	140,168	435,192

Switzerland - 6.0%

Adecco Group AG	8,848	596,814
Julius Baer Group Ltd	2,806	179,313
LafargeHolcim Ltd	9,897	581,993
UBS Group AG	45,544	704,634

		2,062,754

Taiwan - 1.9%

Catcher Technology Co Ltd	31,714	235,677
Hon Hai Precision Industry Co Ltd	71,474	313,536
Shin Kong Financial Holding Co Ltd	365,542	117,550

		666,763

	Shares	Value
Thailand - 1.1%

Kasikornbank PCL NVDR	81,494	$378,891

Turkey - 0.6%

Turk Telekomunikasyon AS	117,510	96,984
Turkcell Iletisim Hizmetleri AS	62,935	114,990

		211,974

United Kingdom - 11.0%

Babcock International Group PLC *	40,296	126,986
BAE Systems PLC	55,781	388,463
BP PLC	158,783	644,970
BT Group PLC *	136,721	291,669
Centrica PLC *	188,401	140,650
J Sainsbury PLC	139,426	466,239
Kingfisher PLC *	83,980	368,088
Land Securities Group PLC REIT	15,708	149,361
Marks & Spencer Group PLC *	71,181	147,955
Standard Chartered PLC	57,811	398,060
The British Land Co PLC REIT	23,454	163,174
WPP PLC	38,655	492,599

		3,778,214

United States - 0.5%

Ovintiv Inc	7,567	180,459

Total Common Stocks (Cost $27,268,889)		33,493,168

EXCHANGE-TRADED FUND - 0.7%

iShares Core MSCI EAFE	3,344	240,935

Total Exchange-Traded Fund (Cost $239,002)		240,935

SHORT-TERM INVESTMENT - 0.9%

Money Market Fund - 0.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	308,178	308,178

Total Short-Term Investment (Cost $308,178)		308,178

TOTAL INVESTMENTS - 98.9% (Cost $27,816,069)		34,042,281

OTHER ASSETS & LIABILITIES, NET - 1.1%		387,430

NET ASSETS - 100.0%		$34,429,711

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2021

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	34.7%
Consumer, Cyclical	13.6%
Energy	12.0%
Industrial	11.4%
Communications	9.0%
Consumer, Non-Cyclical	7.4%
Basic Materials	5.4%
Others (each less than 3.0%)	5.4%

98.9%
Other Assets & Liabilities, Net	1.1%

100.0%

(b)	As of March 31, 2021, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	25.0%
France	13.2%
United Kingdom	11.0%
Switzerland	6.0%
Netherlands	5.7%
Italy	4.6%
South Korea	4.2%
Germany	3.4%
Others (each less than 3.0%)	25.8%

98.9%
Other Assets & Liabilities, Net	1.1%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Argentina	$51,239	$51,239	$—	$—
	Austria	198,663	—	198,663	—
	Belgium	352,474	—	352,474	—
	Brazil	112,065	112,065	—	—
	Canada	745,095	745,095	—	—
	China	307,745	—	307,745	—
	Denmark	336,642	—	336,642	—
	Finland	343,588	—	343,588	—
	France	4,559,091	—	4,559,091	—
	Germany	1,152,066	—	1,152,066	—
	Hong Kong	293,774	—	293,774	—
	India	427,790	—	427,790	—
	Indonesia	83,112	—	83,112	—
	Ireland	489,002	—	489,002	—
	Italy	1,579,413	—	1,579,413	—
	Ivory Coast	81,410	81,410	—	—
	Japan	8,589,700	—	8,589,700	—
	Luxembourg	206,247	—	206,247	—
	Malaysia	129,754	—	129,754	—
	Mexico	244,250	244,250	—	—
	Netherlands	1,961,534	—	1,961,534	—
	Norway	524,743	—	524,743	—
	Russia	592,762	592,762	—	—
	South Africa	969,158	152,988	816,170	—
	South Korea	1,447,604	363,696	1,083,908	—
	Spain	435,192	—	435,192	—
	Switzerland	2,062,754	—	2,062,754	—
	Taiwan	666,763	—	666,763	—
	Thailand	378,891	—	378,891	—
	Turkey	211,974	—	211,974	—
	United Kingdom	3,778,214	—	3,778,214	—
	United States	180,459	180,459	—	—

	Total Common Stocks	33,493,168	2,523,964	30,969,204	—

	Exchange-Traded Fund	240,935	240,935	—	—
	Short-Term Investment	308,178	308,178	—	—

	Total	$34,042,281	$3,073,077	$30,969,204	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments

March 31, 2021

	Principal Amount	Value
CORPORATE BONDS & NOTES - 46.1%

Basic Materials - 1.3%

Anglo American Capital PLC (South Africa)
4.125% due 04/15/21 ~	$600,000	$600,499
5.375% due 04/01/25 ~	2,500,000	2,850,773
DuPont de Nemours Inc 1.304% (USD LIBOR + 1.110%) due 11/15/23 §	5,000,000	5,102,162
Glencore Funding LLC (Australia) 3.000% due 10/27/22 ~	1,600,000	1,652,297
LYB International Finance III LLC 1.202% (USD LIBOR + 1.000%) due 10/01/23 §	3,850,000	3,861,657

		14,067,388

Communications - 3.3%

AT&T Inc 0.650% (SOFR + 0.640%) due 03/25/24 §	4,550,000	4,556,075
0.900% due 03/25/24	1,400,000	1,403,191
1.364% (USD LIBOR + 1.180%) due 06/12/24 §	7,750,000	7,916,548
Charter Communications Operating LLC 1.855% (USD LIBOR + 1.650%) due 02/01/24 §	500,000	513,898
eBay Inc
1.082% (USD LIBOR + 0.870%) due 01/30/23 §	350,000	353,843
1.900% due 03/11/25	2,500,000	2,567,221
3.800% due 03/09/22	3,060,000	3,149,428
NTT Finance Corp (Japan) 0.583% due 03/01/24 ~	3,000,000	2,990,107
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	1,246,875	1,258,178
4.738% due 09/20/29 ~	5,345,000	5,739,595
Verizon Communications Inc
0.510% (SOFR + 0.500%) due 03/22/24 §	1,300,000	1,304,077
0.750% due 03/22/24	5,000,000	5,006,953

		36,759,114

Consumer, Cyclical - 1.7%

7-Eleven Inc 0.645% (USD LIBOR + 0.450%) due 08/10/22 ~ §	4,000,000	4,004,312
Alimentation Couche-Tard Inc (Canada) 2.700% due 07/26/22 ~	2,000,000	2,053,673
DR Horton Inc 4.375% due 09/15/22	1,000,000	1,044,700
Ford Motor Credit Co LLC
1.276% (USD LIBOR + 1.080%) due 08/03/22 §	3,200,000	3,171,135
3.087% due 01/09/23	1,000,000	1,018,105
Nissan Motor Acceptance Corp
0.817% (USD LIBOR + 0.630%) due 09/21/21 ~ §	2,500,000	2,500,463
0.838% (USD LIBOR + 0.650%) due 07/13/22 ~ §	1,700,000	1,701,151
Toyota Motor Credit Corp 2.900% due 03/30/23	3,000,000	3,148,597

		18,642,136

Consumer, Non-Cyclical - 5.4%

AbbVie Inc 2.150% due 11/19/21	4,000,000	4,045,414
AmerisourceBergen Corp 0.737% due 03/15/23	1,550,000	1,551,547
Anthem Inc 2.375% due 01/15/25	1,200,000	1,254,814

	Principal Amount	Value
Bayer US Finance II LLC (Germany)
1.194% (USD LIBOR + 1.010%) due 12/15/23 ~ §	$3,200,000	$3,244,356
3.500% due 06/25/21 ~	1,750,000	1,757,739
Bristol-Myers Squibb Co 0.537% due 11/13/23	2,200,000	2,200,610
Cargill Inc 0.400% due 02/02/24 ~	2,000,000	1,987,407
1.375% due 07/23/23 ~	1,000,000	1,020,893
Cigna Corp
1.131% (USD LIBOR + 0.890%) due 07/15/23 §	8,678,000	8,786,567
General Mills Inc
1.233% (USD LIBOR + 1.010%) due 10/17/23 §	7,061,000	7,166,682
Gilead Sciences Inc 0.750% due 09/29/23	3,750,000	3,754,718
GlaxoSmithKline Capital PLC (United Kingdom) 0.534% due 10/01/23	2,150,000	2,153,382
Keurig Dr Pepper Inc 0.750% due 03/15/24	3,000,000	3,001,524
PayPal Holdings Inc
1.350% due 06/01/23	1,750,000	1,781,889
2.200% due 09/26/22	7,500,000	7,698,215
Philip Morris International Inc 1.125% due 05/01/23	2,000,000	2,029,837
Suntory Holdings Ltd (Japan) 2.250% due 10/16/24 ~	1,000,000	1,043,053
UnitedHealth Group Inc 2.375% due 10/15/22	4,400,000	4,539,584

		59,018,231

Energy - 2.4%

Energy Transfer LP
3.600% due 02/01/23	3,400,000	3,541,602
4.250% due 03/15/23	1,519,000	1,604,403
Kinder Morgan Energy Partners LP 3.950% due 09/01/22	2,000,000	2,081,091
Kinder Morgan Inc
1.521% (USD LIBOR + 1.280%) due 01/15/23 §	1,000,000	1,015,726
5.625% due 11/15/23 ~	915,000	1,017,129
MPLX LP
3.375% due 03/15/23	1,500,000	1,572,258
3.500% due 12/01/22	1,606,000	1,676,457
Phillips 66
0.814% (USD LIBOR + 0.620%) due 02/15/24 §	5,000,000	5,008,160
Valero Energy Corp 1.200% due 03/15/24	4,170,000	4,185,583
1.334% (USD LIBOR + 1.150%) due 09/15/23 §	5,000,000	5,017,367

		26,719,776

Financial - 23.4%

Air Lease Corp
2.625% due 07/01/22	1,500,000	1,532,973
3.500% due 01/15/22	2,650,000	2,710,171
American Express Co
0.840% (USD LIBOR + 0.650%) due 02/27/23 §	5,000,000	5,041,193
Athene Global Funding 0.950% due 01/08/24 ~	4,550,000	4,548,475
1.424% (USD LIBOR + 1.230%) due 07/01/22 ~ §	4,500,000	4,549,057
Banco Santander SA (Spain)
2.706% due 06/27/24	2,900,000	3,061,376
2.746% due 05/28/25	1,250,000	1,307,318
Bank of America Corp
1.384% (USD LIBOR + 1.160%) due 01/20/23 §	9,321,000	9,395,001
2.503% due 10/21/22	600,000	607,147

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Capital One Financial Corp 2.600% due 05/11/23	$2,800,000	$2,913,416
Capital One NA 2.150% due 09/06/22	2,000,000	2,046,415
Citigroup Inc 0.776% due 10/30/24	1,200,000	1,199,489
1.168% (USD LIBOR + 0.950%) due 07/24/23 §	3,200,000	3,226,568
1.292% (USD LIBOR + 1.100%) due 05/17/24 §	2,800,000	2,841,212
1.678% due 05/15/24	600,000	612,540
2.312% due 11/04/22	1,500,000	1,516,138
Citizens Bank NA
1.143% (USD LIBOR + 0.950%) due 03/29/23 §	3,000,000	3,041,786
Cooperatieve Rabobank UA (Netherlands) 0.375% due 01/12/24	2,000,000	1,990,399
1.055% (USD LIBOR + 0.860%) due 09/26/23 ~ §	2,500,000	2,536,134
Credit Suisse AG (Switzerland)
0.495% due 02/02/24	3,000,000	2,967,398
1.000% due 05/05/23	1,750,000	1,760,079
Duke Realty LP REIT 3.875% due 10/15/22	2,000,000	2,073,506
Fifth Third Bank NA 1.800% due 01/30/23	5,000,000	5,129,160
HSBC Holdings PLC (United Kingdom) 1.189% (USD LIBOR + 1.000%) due 05/18/24 §	2,300,000	2,324,557
Intercontinental Exchange Inc
0.700% due 06/15/23	2,500,000	2,509,695
3.450% due 09/21/23	2,200,000	2,354,255
Jackson National Life Global Funding
2.500% due 06/27/22 ~	1,850,000	1,899,747
3.300% due 02/01/22 ~	2,650,000	2,716,867
JPMorgan Chase & Co 0.697% due 03/16/24	2,500,000	2,509,857
1.108% (USD LIBOR + 0.890%) due 07/23/24 §	1,000,000	1,012,447
1.118% (USD LIBOR + 0.900%) due 04/25/23 §	2,000,000	2,015,642
2.972% due 01/15/23	2,500,000	2,550,298
3.250% due 09/23/22	1,200,000	1,252,413
Lloyds Banking Group PLC (United Kingdom) 0.695% due 05/11/24	2,600,000	2,600,226
LSEGA Financing PLC (United Kingdom) due 04/06/24 # ~	600,000	598,499
Metropolitan Life Global Funding I 0.400% due 01/07/24 ~	2,000,000	1,991,875
Mid-America Apartments LP REIT 4.300% due 10/15/23	2,000,000	2,162,892
Mitsubishi UFJ Financial Group Inc (Japan) 0.848% due 09/15/24	2,350,000	2,353,238
0.928% (USD LIBOR + 0.740%) due 03/02/23 §	5,700,000	5,749,029
1.008% (USD LIBOR + 0.790%) due 07/25/22 §	4,000,000	4,030,776
2.623% due 07/18/22	1,050,000	1,079,535
Mizuho Financial Group Inc (Japan) 1.241% due 07/10/24	3,000,000	3,032,211
Morgan Stanley 0.529% due 01/25/24	4,200,000	4,193,473
0.560% due 11/10/23	550,000	550,308
0.840% (SOFR + 0.830%) due 06/10/22 §	2,500,000	2,502,510
1.413% (USD LIBOR + 1.220%) due 05/08/24 §	700,000	711,156
1.618% (USD LIBOR + 1.400%) due 10/24/23 §	1,500,000	1,527,784
Nasdaq Inc 0.445% due 12/21/22	1,650,000	1,651,217

	Principal Amount	Value
New York Life Global Funding 0.400% due 10/21/23 ~	$1,650,000	$1,648,183
0.628% (USD LIBOR + 0.440%) due 07/12/22 ~ §	2,000,000	2,008,555
0.703% (USD LIBOR + 0.520%) due 06/10/22 ~ §	2,000,000	2,009,773
3.250% due 08/06/21 ~	1,500,000	1,515,359
PNC Bank NA
0.501% (USD LIBOR + 0.325%) due 02/24/23 §	3,350,000	3,357,153
0.672% (USD LIBOR + 0.450%) due 07/22/22 §	1,900,000	1,902,589
Protective Life Global Funding 0.631% due 10/13/23 ~	2,400,000	2,406,935
0.713% (USD LIBOR + 0.520%) due 06/28/21 ~ §	3,000,000	3,003,548
Reliance Standard Life Global Funding II 2.150% due 01/21/23 ~	2,100,000	2,156,729
Royal Bank of Canada (Canada) 0.500% due 10/26/23	8,500,000	8,510,039
0.854% (USD LIBOR + 0.660%) due 10/05/23 §	6,000,000	6,073,203
3.700% due 10/05/23	400,000	431,528
Skandinaviska Enskilda Banken AB (Sweden)
0.511% (USD LIBOR + 0.320%) due 09/01/23 ~ §	6,500,000	6,516,043
0.550% due 09/01/23 ~	5,000,000	5,001,975
Standard Chartered PLC (United Kingdom) 1.214% due 03/23/25 ~	2,900,000	2,910,109
1.319% due 10/14/23 ~	2,000,000	2,015,200
State Street Corp 2.825% due 03/30/23	2,000,000	2,049,363
Sumitomo Mitsui Financial Group Inc (Japan)
0.963% (USD LIBOR + 0.740%) due 01/17/23 §	3,130,000	3,152,690
1.023% (USD LIBOR + 0.800%) due 10/16/23 §	7,500,000	7,594,066
1.083% (USD LIBOR + 0.860%) due 07/19/23 §	5,000,000	5,062,547
The Charles Schwab Corp 0.750% due 03/18/24	3,000,000	3,017,436
The Goldman Sachs Group Inc 0.925% (USD LIBOR + 0.750%) due 02/23/23 §	7,089,000	7,139,557
3.625% due 02/20/24	2,300,000	2,477,463
The Toronto-Dominion Bank (Canada) 0.750% due 06/12/23	5,000,000	5,037,946
0.863% (USD LIBOR + 0.640%) due 07/19/23 §	10,000,000	10,111,708
Truist Bank
0.792% (USD LIBOR + 0.590%) due 08/02/22 §	6,000,000	6,010,275
UBS AG (Switzerland) 0.378% (SOFR + 0.360%) due 02/09/24 ~ §	7,250,000	7,244,781
0.450% due 02/09/24 ~	5,000,000	4,961,064
1.750% due 04/21/22 ~	2,250,000	2,281,454
UBS Group AG (Switzerland) 1.008% due 07/30/24 ~	1,500,000	1,509,585
2.650% due 02/01/22 ~	2,500,000	2,547,722
Ventas Realty LP REIT 2.650% due 01/15/25	1,650,000	1,725,368
Wells Fargo & Co 1.654% due 06/02/24	3,750,000	3,832,010
Westpac Banking Corp (Australia)
0.903% (USD LIBOR + 0.710%) due 06/28/22 §	2,750,000	2,770,841
0.914% (USD LIBOR + 0.720%) due 05/15/23 §	1,750,000	1,771,637
3.650% due 05/15/23	3,251,000	3,470,673

		257,722,565

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
Industrial - 2.1%

Berry Global Inc 0.950% due 02/15/24 ~	$1,350,000	$1,344,485
Graphic Packaging International LLC 0.821% due 04/15/24 ~	1,950,000	1,945,836
Otis Worldwide Corp 0.644% (USD LIBOR + 0.450%) due 04/05/23 §	1,400,000	1,400,076
Penske Truck Leasing Co LP 4.875% due 07/11/22 ~	2,000,000	2,109,215
Ryder System Inc 2.500% due 09/01/24	2,000,000	2,096,611
Siemens Financieringsmaatschappij NV (Germany) 0.650% due 03/11/24 ~	6,200,000	6,200,205
Teledyne Technologies Inc 0.950% due 04/01/24	7,000,000	6,975,538
The Boeing Co 4.508% due 05/01/23	1,500,000	1,606,038

		23,678,004

Technology - 2.2%

Apple Inc 0.750% due 05/11/23	2,450,000	2,476,720
Fidelity National Information Services Inc 0.600% due 03/01/24	3,000,000	2,983,912
Hewlett Packard Enterprise Co
0.914% (USD LIBOR + 0.720%) due 10/05/21 §	2,100,000	2,100,355
2.250% due 04/01/23	1,100,000	1,133,352
Infor Inc 1.450% due 07/15/23 ~	1,000,000	1,012,983
Microchip Technology Inc 0.972% due 02/15/24 ~	3,950,000	3,944,876
Oracle Corp
1.650% due 03/25/26	2,150,000	2,167,992
2.500% due 04/01/25	5,450,000	5,730,682
VMware Inc 4.500% due 05/15/25	2,350,000	2,623,491

		24,174,363

Utilities - 4.3%

American Electric Power Co Inc
0.750% due 11/01/23	2,450,000	2,451,027
3.650% due 12/01/21	1,250,000	1,277,142
CenterPoint Energy Resources Corp 0.684% (USD LIBOR + 0.500%) due 03/02/23 §	850,000	850,294
Consolidated Edison Inc 0.650% due 12/01/23	3,500,000	3,495,739
Consumers Energy Co 0.350% due 06/01/23	4,000,000	3,994,670
Dominion Energy Inc 2.715% due 08/15/21	1,000,000	1,008,467
DTE Energy Co 1.050% due 06/01/25	1,000,000	987,760
Edison International 4.950% due 04/15/25	1,500,000	1,676,746
Enel Finance International NV (Italy) 2.875% due 05/25/22 ~	2,500,000	2,564,532
Entergy Louisiana LLC 0.620% due 11/17/23	2,250,000	2,253,187
Evergy Inc 2.450% due 09/15/24	4,176,000	4,375,077
Florida Power & Light Co 0.599% (USD LIBOR + 0.380%) due 07/28/23 §	1,950,000	1,950,046
NextEra Energy Capital Holdings Inc 0.650% due 03/01/23	2,500,000	2,508,468
NiSource Inc 0.950% due 08/15/25	800,000	785,282

	Principal Amount	Value
Oncor Electric Delivery Co LLC
2.750% due 06/01/24	$1,800,000	$1,908,170
Pacific Gas and Electric Co
1.750% due 06/16/22	4,500,000	4,507,008
Public Service Enterprise Group Inc
0.800% due 08/15/25	2,800,000	2,726,548
Southern California Edison Co
due 04/03/23 #	2,000,000	2,002,525
due 04/01/24 #	3,100,000	3,104,284
WEC Energy Group Inc
0.800% due 03/15/24	2,500,000	2,501,134
Xcel Energy Inc
0.500% due 10/15/23	650,000	649,782

		47,577,888

Total Corporate Bonds & Notes (Cost $502,096,501)		508,359,465

ASSET-BACKED SECURITIES - 5.3%

AIMCO CLO (Cayman) 1.091% (USD LIBOR + 0.850%) due 01/15/28 ~ §	762,499	764,377
Ally Auto Receivables Trust
1.930% due 10/17/22	693,073	693,831
2.060% due 10/17/22	64,402	64,448
AmeriCredit Automobile Receivables Trust
0.280% due 06/18/24	5,950,000	5,950,020
0.408% (USD LIBOR + 0.300%) due 01/18/23 §	284,676	284,740
0.420% due 03/18/24	4,828,219	4,832,207
0.600% due 12/18/23	1,414,956	1,417,218
BMW Vehicle Owner Trust
0.390% due 02/27/23	1,458,985	1,459,975
CarMax Auto Owner Trust
0.220% due 02/15/24	2,000,000	1,999,421
Ford Credit Auto Owner Trust
0.500% due 02/15/23	3,611,123	3,614,775
1.030% due 10/15/22	630,979	632,284
1.880% due 07/15/22	786,221	787,630
GM Financial Consumer Automobile Receivables Trust
0.230% due 11/16/23	1,400,000	1,400,580
1.500% due 03/16/23	937,198	940,345
1.830% due 01/17/23	115,318	115,567
Honda Auto Receivables Owner Trust
0.740% due 11/15/22	643,026	644,185
Hyundai Auto Receivables Trust
1.930% due 07/15/22	398,389	399,033
John Deere Owner Trust
0.410% due 03/15/23	765,490	765,948
Mercedes-Benz Auto Receivables Trust
2.040% due 06/15/22	444,944	446,173
Navient Private Education Refi Loan Trust
0.456% (USD LIBOR + 0.350%) due 11/15/68 ~ §	263,577	263,615
1.800% due 01/15/69 ~	929,786	930,722
Nelnet Student Loan Trust 0.598% (USD LIBOR + 0.380%) due 04/25/31 ~ §	90,423	90,418
Nissan Auto Receivables Owner Trust 1.450% due 12/15/22	1,150,492	1,154,693
Palmer Square Loan Funding Ltd (Cayman) 1.924% (USD LIBOR + 1.700%) due 07/20/28 ~ §	816,711	818,692
Santander Drive Auto Receivables Trust
0.290% due 11/15/23	11,100,000	11,102,120
0.420% due 09/15/23	4,250,470	4,253,386
0.460% due 09/15/23	1,969,548	1,970,705
SLC Student Loan Trust 0.284% (USD LIBOR + 0.100%) due 09/15/26 §	49,503	49,497

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2021

	Principal Amount	Value
SLM Student Loan Trust 0.308% (USD LIBOR + 0.090%) due 01/26/26 §	$411,082	$411,015
SMB Private Education Loan Trust
0.406% (USD LIBOR + 0.300%) due 03/15/27 ~ §	2,677,925	2,677,840
0.606% (USD LIBOR + 0.500%) due 01/15/53 ~ §	1,709,091	1,713,686
2.490% due 06/15/27 ~	2,869,562	2,900,252
Toyota Auto Receivables Owner Trust
0.360% due 02/15/23	1,151,072	1,151,813
1.380% due 12/15/22	2,061,566	2,069,361

Total Asset-Backed Securities (Cost $58,719,692)		58,770,572

U.S. TREASURY OBLIGATIONS - 26.0%

U.S. Treasury Notes - 26.0%

0.125% due 05/31/22	15,000,000	15,005,859
0.125% due 11/30/22	48,000,000	47,995,312
0.125% due 02/28/23	10,000,000	9,994,531
0.375% due 03/31/22	25,000,000	25,076,717
0.500% due 03/15/23	5,000,000	5,033,398
1.125% due 02/28/22	15,000,000	15,145,520
1.375% due 01/31/22	27,000,000	27,294,421
1.500% due 01/15/23	30,000,000	30,726,563
1.625% due 06/30/21	18,000,000	18,070,014
1.750% due 03/31/22	18,750,000	19,063,904
1.750% due 07/15/22	10,000,000	10,213,086
1.750% due 06/30/24	10,000,000	10,428,711
1.750% due 07/31/24	10,000,000	10,433,008
2.000% due 07/31/22	10,000,000	10,253,125
2.625% due 02/28/23	2,100,000	2,198,971
2.875% due 11/15/21	29,000,000	29,511,598

Total U.S. Treasury Obligations (Cost $282,824,497)		286,444,738

	Shares	Value
SHORT-TERM INVESTMENTS - 9.6%

Money Market Fund - 3.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	41,499,947	$41,499,947

	Principal Amount
U.S. Treasury Bills - 5.8%

0.007% due 04/15/21	$4,000,000	3,999,988
0.010% due 05/20/21	35,000,000	34,999,524
0.010% due 07/15/21	10,000,000	9,999,708
0.012% due 06/10/21	16,000,000	15,999,611

		64,998,831

Total Short-Term Investments (Cost $106,486,599)		106,498,778

TOTAL INVESTMENTS - 87.0% (Cost $950,127,289)		960,073,553

DERIVATIVES - 13.4%		147,845,662

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(4,309,573)

NET ASSETS - 100.0%		$1,103,609,642

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	46.1%
U.S. Treasury Obligations	26.0%
Short-Term Investments	9.6%
Asset-Backed Securities	5.3%

	87.0%
Derivatives	13.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	Swap agreements outstanding as of March 31, 2021 were as follows:

Total Return Swaps - Long

Receive	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russell 1000 Value Index	3-Month USD-LIBOR + 0.110%	Z	BRC	06/17/21	$115,674,346	$29,993,277	$—	$29,993,277
Russell Mid-Cap Growth Index	3-Month USD-LIBOR + 0.070%	Z	BRC	06/17/21	12,690,782	3,500,456	—	3,500,456
Russell Mid-Cap Value Index	3-Month USD-LIBOR + 0.080%	Z	BRC	06/17/21	98,673,875	32,977,755	—	32,977,755
MSCI EAFE Index	3-Month USD-LIBOR - 0.100%	Z	CIT	06/17/21	22,007,505	4,623,918	—	4,623,918
Russell 1000 Growth Index	3-Month USD-LIBOR + 0.110%	Z	SGN	06/17/21	98,736,949	26,942,028	—	26,942,028
Russell 1000 Growth Index	3-Month USD-LIBOR + 0.150%	Z	BOA	10/15/21	45,253,545	5,514,070	—	5,514,070
Russell 1000 Value Index	3-Month USD-LIBOR + 0.150%	Z	BOA	10/15/21	91,418,907	24,412,307	—	24,412,307
Russell Mid-Cap Growth Index	3-Month USD-LIBOR + 0.130%	Z	BOA	10/15/21	46,023,210	9,411,515	—	9,411,515
MSCI EAFE Index	3-Month USD-LIBOR - 0.120%	Z	BRC	10/15/21	45,296,715	7,486,054	—	7,486,054
Russell 1000 Growth Index	1-Day U.S. Fed Funds + 0.390%	Z	BOA	03/22/22	49,850,380	499,765	—	499,765
MSCI EAFE Index	1-Day U.S. Fed Funds + 0.060%	Z	CIT	03/22/22	30,637,780	399,947	—	399,947
Russell 1000 Value Index	1-Day U.S. Fed Funds + 0.380%	Z	CIT	03/22/22	30,870,869	2,263,768	—	2,263,768
Russell Mid-Cap Growth Index	1-Day U.S. Fed Funds + 0.330%	Z	CIT	03/22/22	8,842,487	(363,106)	—	(363,106)
Russell Mid-Cap Value Index	1-Day U.S. Fed Funds + 0.350%	Z	CIT	03/22/22	12,912,184	1,071,904	—	1,071,904
MSCI EAFE Index	1-Day U.S. Fed Funds - 0.040%	Z	BOA	06/16/22	19,591,861	(153,289)	—	(153,289)
Russell 1000 Growth Index	1-Day U.S. Fed Funds + 0.430%	Z	BOA	06/16/22	72,045,217	1,364,433	—	1,364,433
Russell 1000 Value Index	1-Day U.S. Fed Funds + 0.440%	Z	GSC	06/16/22	61,020,763	409,806	—	409,806

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2021

Receive	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russell Mid-Cap Growth Index	1-Day U.S. Fed Funds + 0.380%	Z	GSC	06/16/22	$73,661,207	$449,199	$—	$449,199
Russell Mid-Cap Value Index	1-Day U.S. Fed Funds + 0.380%	Z	GSC	06/16/22	24,894,918	(109,628)	—	(109,628)

						$150,694,179	$—	150,694,179

Total Return Swaps - Short
Pay	Receive	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russell Mid-Cap Value Index	3-Month USD-LIBOR + 0.040%	Z	BRC	10/15/21	$8,670,370	($2,848,517)	$—	($2,848,517)

Total Swap Agreements						$147,845,662	$—	$147,845,662

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$—	$151,320,202
Liabilities	—	(3,474,540)

	$—	$147,845,662

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$508,359,465	$—	$508,359,465	$—
	Asset-Backed Securities	58,770,572	—	58,770,572	—
	U.S. Treasury Obligations	286,444,738	—	286,444,738	—
	Short-Term Investments	106,498,778	41,499,947	64,998,831	—
	Derivatives:
	Equity Contracts
	Swaps	151,320,202	—	151,320,202	—

	Total Assets - Derivatives	151,320,202	—	151,320,202	—

	Total Assets	1,111,393,755	41,499,947	1,069,893,808	—

Liabilities	Derivatives:
	Equity Contracts
	Swaps	(3,474,540)	—	(3,474,540)	—

	Total Liabilities	(3,474,540)	—	(3,474,540)	—

	Total	$1,107,919,215	$41,499,947	$1,066,419,268	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

PF REAL ESTATE FUND

Schedule of Investments

March 31, 2021

	Shares	Value
COMMON STOCKS - 99.0%

Consumer, Cyclical - 1.4%

Choice Hotels International Inc *	1,287	$138,082
DR Horton Inc	1,490	132,789
Travel + Leisure Co	1,435	87,764

		358,635

Financial - 97.6%

Agree Realty Corp REIT	6,586	443,304
Alexandria Real Estate Equities Inc REIT	5,375	883,113
American Assets Trust Inc REIT	7,851	254,686
American Campus Communities Inc REIT	4,377	188,955
American Homes 4 Rent ‘A’ REIT	30,900	1,030,206
American Tower Corp REIT	3,580	855,835
Apartment Income REIT Corp	12,764	545,789
Apple Hospitality REIT Inc	14,473	210,872
AvalonBay Communities Inc REIT	7,585	1,399,508
Boston Properties Inc REIT	2,234	226,215
Brandywine Realty Trust REIT	8,570	110,639
Broadstone Net Lease Inc REIT	13,597	248,825
Camden Property Trust REIT	1,366	150,137
CoreSite Realty Corp REIT	2,651	317,722
Cousins Properties Inc REIT	14,083	497,834
CubeSmart REIT	10,217	386,509
CyrusOne Inc REIT	3,095	209,593
DiamondRock Hospitality Co REIT *	12,537	129,131
Digital Realty Trust Inc REIT	1,992	280,553
Equinix Inc REIT	2,683	1,823,340
Equity LifeStyle Properties Inc REIT	7,914	503,647
Equity Residential REIT	2,200	157,586
Essex Property Trust Inc REIT	4,421	1,201,805
Extra Space Storage Inc REIT	5,248	695,622
First Industrial Realty Trust Inc REIT	7,724	353,682
Healthcare Realty Trust Inc REIT	6,450	195,564
Healthcare Trust of America Inc ‘A’ REIT	26,052	718,514
Invitation Homes Inc REIT	45,375	1,451,546
Kilroy Realty Corp REIT	5,199	341,210
MGM Growth Properties LLC ‘A’ REIT	7,469	243,639
Park Hotels & Resorts Inc REIT *	10,167	219,404
Prologis Inc REIT	21,465	2,275,290
PS Business Parks Inc REIT	3,176	490,946
Public Storage REIT	1,112	274,397
Regency Centers Corp REIT	9,592	543,962
Rexford Industrial Realty Inc REIT	6,741	339,746
Sabra Health Care REIT Inc	22,320	387,475

	Shares	Value
Simon Property Group Inc REIT	2,753	$313,209
STORE Capital Corp REIT	18,405	616,568
Sun Communities Inc REIT	6,668	1,000,467
Terreno Realty Corp REIT	7,662	442,634
VICI Properties Inc REIT	18,648	526,620
Welltower Inc REIT	20,683	1,481,523
Weyerhaeuser Co REIT	4,663	166,003

		25,133,825

Total Common Stocks (Cost $16,541,639)		25,492,460

SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 0.010%	196,760	196,760

Total Short-Term Investment (Cost $196,760)		196,760

TOTAL INVESTMENTS - 99.8% (Cost $16,738,399)		25,689,220

OTHER ASSETS & LIABILITIES, NET - 0.2%		42,084

NET ASSETS - 100.0%		$25,731,304

Notes to Schedule of Investments

(a)	As of March 31, 2021, the Fund’s composition by property sector as a percentage of net assets was as follows:

REITS-Apartments	23.8%
REITS-Diversified	18.3%
REITS-Warehouse/Industrial	14.1%
REITS-Health Care	10.8%
REITS-Office Property	9.0%
REITS-Manufactured Homes	5.8%
REITS-Storage	5.3%
REITS-Single Tenant	4.1%
REITS-Hotels	3.1%
Others (each less than 3.0%)	4.7%

99.0%
Short-Term Investment	0.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of March 31, 2021:

		Total Value at March 31, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$25,492,460	$25,492,460	$—	$—
	Short-Term Investment	196,760	196,760	—	—

	Total	$25,689,220	$25,689,220	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-122

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2021

Explanation of Symbols:

#	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
~	Securities are not registered under the Securities Act of 1933 (1933 Act) and these securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
±	Investments categorized as a significant unobservable input (Level 3).
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2021. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
‡	Investments were fully or partially segregated with the broker(s)/ custodian as collateral for futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of March 31, 2021.
¥	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
y	Issuer filed bankruptcy and/or is in default as of March 31, 2021.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the “Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940.

Counterparty & Exchange Abbreviations:

BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
BSC	Banco Santander Central Hispano
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
EUX	Eurex Exchange
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
ING	ING Baring
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SGN	Societe Generale
UBS	UBS

Currency Abbreviations:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi

Currency Abbreviations (continued):

COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Payment Frequency Abbreviations:

A	Annual
L	Lunar
Q	Quarterly
S	Semiannual
Z	At Maturity

Reference Rate Abbreviations:

AUD Bank Bill	Australian Dollar Bank Bill Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
US FED	United States Federal Reserve Bank Rate
US PRIME	United States Prime Rate

Other Abbreviations:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
NVDR	Non-Voting Depositary Receipt
PIK	Payment In Kind
PIPE	Private Investment In Public Equity
REIT	Real Estate Investment Trust

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk.

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2021

	Pacific Funds Portfolio Optimization
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
ASSETS
Investments in affiliated mutual funds, at value	$249,908,009	$335,864,478	$1,077,558,871	$880,500,420	$334,902,095
Receivables:
Fund shares sold	85,560	70,821	584,368	315,488	180,123
Securities sold	—	94,344	185,135	279,560	32,724
Due from adviser	7,907	14,751	29,955	24,976	11,829
Prepaid expenses and other assets	17,743	12,912	20,984	19,303	13,186
Total Assets	250,019,219	336,057,306	1,078,379,313	881,139,747	335,139,957
LIABILITIES
Payables:
Fund shares redeemed	280,039	929,218	1,367,510	861,178	588,665
Securities purchased	27,136	—	—	—	—
Accrued advisory fees	42,912	56,978	182,628	149,014	56,552
Accrued administration fees	32,184	42,734	136,971	111,761	42,414
Accrued custodian and portfolio accounting fees	10,400	10,676	12,896	12,261	10,640
Accrued legal, audit and tax service fees	21,571	29,552	93,715	75,168	28,377
Accrued trustees’ fees and deferred compensation	7,673	9,735	27,903	20,423	6,708
Accrued distribution and service fees	15,499	19,043	60,133	49,426	18,383
Accrued other	7,940	10,889	35,375	28,481	10,501
Total Liabilities	445,354	1,108,825	1,917,131	1,307,712	762,240
NET ASSETS	$249,573,865	$334,948,481	$1,076,462,182	$879,832,035	$334,377,717
NET ASSETS CONSIST OF:
Paid-in capital	$221,778,573	$279,508,267	$809,174,237	$628,397,421	$227,709,908
Undistributed/accumulated earnings (deficit)	27,795,292	55,440,214	267,287,945	251,434,614	106,667,809
NET ASSETS	$249,573,865	$334,948,481	$1,076,462,182	$879,832,035	$334,377,717
Class A Shares:
Net Assets	$191,406,022	$283,474,123	$897,486,316	$743,212,707	$275,817,524
Shares of beneficial interest outstanding	16,705,297	22,640,090	62,564,249	47,942,848	15,655,832
Net Asset Value per share*	$11.46	$12.52	$14.35	$15.50	$17.62
Sales Charge	0.67	0.73	0.84	0.90	1.03
Maximum offering price per share	$12.13	$13.25	$15.19	$16.40	$18.65
Class C Shares:
Net Assets	$46,869,167	$45,348,696	$143,243,517	$116,482,000	$43,704,987
Shares of beneficial interest outstanding	4,206,449	3,715,925	10,211,635	7,732,160	2,583,065
Net Asset Value per share*	$11.14	$12.20	$14.03	$15.06	$16.92
Advisor Class:
Net Assets	$11,298,676	$6,125,662	$35,732,349	$20,137,328	$14,855,206
Shares of beneficial interest outstanding	981,074	486,221	2,477,677	1,290,843	838,403
Net Asset Value per share	$11.52	$12.60	$14.42	$15.60	$17.72

Investments in affiliated mutual funds, at cost	$221,835,874	$287,245,809	$851,409,153	$677,031,704	$245,605,083

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2021

	Pacific Funds Ultra Short Income	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds High Income
ASSETS
Investments, at value (excluding derivatives)	$31,501,583	$1,201,274,637	$1,212,552,067	$1,018,462,988	$2,215,346,872	$158,586,810
Cash	959	1,028,611	1,464,484	484,307	1,199,113	724
Foreign currency held, at value	—	—	—	5,301	—	663
Receivables:
Dividend and interest	61,957	4,228,930	5,746,901	8,221,868	4,749,158	1,992,343
Fund shares sold	400,000	7,352,763	4,726,495	10,770,882	23,030,354	63,957
Securities sold	—	2,500,000	3,939,668	21,389,005	100,740,762	2,723,247
Due from adviser	—	109,560	155,774	102,495	243,885	22,979
Unfunded loan commitment appreciation	—	—	—	—	1,620	—
Prepaid expenses and other assets	5,480	41,609	32,140	31,047	119,243	13,531
Total Assets	31,969,979	1,216,536,110	1,228,617,529	1,059,467,893	2,345,431,007	163,404,254
LIABILITIES
Payables:
Fund shares redeemed	3,340	4,316,529	2,665,195	5,126,036	3,232,015	114,286
Securities purchased	500,000	34,975,371	54,848,190	30,339,996	336,480,208	3,362,369
Income distributions	16	67,136	374,983	459,773	880,307	970
Accrued advisory fees	8,341	393,831	498,171	508,991	1,042,482	84,272
Accrued administration fees	3,951	149,039	150,612	127,275	245,100	21,068
Accrued custodian and portfolio accounting fees	9,005	85,445	91,639	67,199	127,031	22,201
Accrued legal, audit and tax service fees	2,734	101,660	107,505	74,404	140,313	15,729
Accrued trustees’ fees and deferred compensation	1	28	30	20	39	4
Accrued distribution and service fees	—	16,872	15,488	16,092	21,399	627
Accrued other	1,006	38,061	40,233	27,974	88,079	5,814
Unfunded loan commitment depreciation	—	1,345	1,345	7,610	26,700	—
Total Liabilities	528,394	40,145,317	58,793,391	36,755,370	342,283,673	3,627,340
NET ASSETS	$31,441,585	$1,176,390,793	$1,169,824,138	$1,022,712,523	$2,003,147,334	$159,776,914
NET ASSETS CONSIST OF:
Paid-in capital	$31,217,852	$1,156,144,783	$1,144,902,091	$994,176,423	$2,118,023,798	$160,759,679
Undistributed/accumulated earnings (deficit)	223,733	20,246,010	24,922,047	28,536,100	(114,876,464)	(982,765)
NET ASSETS	$31,441,585	$1,176,390,793	$1,169,824,138	$1,022,712,523	$2,003,147,334	$159,776,914
Class A Shares:
Net Assets		$204,761,103	$160,701,014	$104,658,788	$170,352,920	$7,495,659
Shares of beneficial interest outstanding		19,367,776	14,375,022	9,087,158	17,524,229	724,579
Net Asset Value per share*		$10.57	$11.18	$11.52	$9.72	$10.34
Sales Charge		0.33	0.50	0.51	0.30	0.46
Maximum offering price per share		$10.90	$11.68	$12.03	$10.02	$10.80
Class C Shares:
Net Assets		$51,384,540	$53,990,357	$72,157,428	$87,940,149	$1,936,947
Shares of beneficial interest outstanding		4,869,674	4,827,808	6,280,514	9,059,366	187,494
Net Asset Value per share*		$10.55	$11.18	$11.49	$9.71	$10.33
Class I Shares:
Net Assets	$12,993,032	$141,973,953	$107,857,076	$13,842,309	$1,019,061,615	$61,785
Shares of beneficial interest outstanding	1,289,781	13,445,378	9,638,945	1,209,305	104,685,465	6,034
Net Asset Value per share	$10.07	$10.56	$11.19	$11.45	$9.73	$10.24
Class P Shares:
Net Assets			$46,122,066		$9,560,003	$146,345,299
Shares of beneficial interest outstanding			4,108,306		982,341	14,292,789
Net Asset Value per share			$11.23		$9.73	$10.24
Advisor Class:
Net Assets	$18,448,553	$778,271,197	$801,153,625	$832,053,998	$716,232,647	$3,937,224
Shares of beneficial interest outstanding	1,831,281	73,578,500	71,491,427	72,228,102	73,425,748	379,993
Net Asset Value per share	$10.07	$10.58	$11.21	$11.52	$9.75	$10.36

Investments, at cost (excluding derivatives)	$31,405,682	$1,186,467,248	$1,200,486,442	$988,143,164	$2,196,589,766	$150,777,181
Foreign currency held, at cost	—	—	—	6,640	—	789

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2021

	Pacific Funds ESG Core Bond	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	PF Inflation Managed Fund	PF Managed Bond Fund
ASSETS
Investments, at value (excluding derivatives)	$24,406,054	$348,577,983	$16,619,616	$17,923,803	$39,696,498	$626,779,048
Cash	—	—	—	—	—	1,155,624
Cash (segregated for derivative instruments)	—	—	—	—	138,000	5,606,058
Foreign currency held, at value	—	—	—	—	46,198	3,685,213
Receivables:
Dividend and interest	136,822	193,032	6,979	16,345	49,342	2,859,083
Fund shares sold	—	460,865	13,275	13,814	1,492	10,786
Securities sold	—	—	—	27,862	3,903,107	104,399,519
Variation margin on futures contracts	—	—	—	—	26,385	116,640
Variation margin on swap agreements	—	—	—	—	10,622	36,332
Swap agreements	—	—	—	—	2,041	85,728
Due from adviser	—	8,555	3,587	3,494	748	61,797
Forward foreign currency contracts appreciation	—	—	—	—	126,616	1,259,066
Outstanding purchased options, at value	—	—	—	—	44,382	49,531
Swap premiums paid	—	—	—	—	—	7,068
Swap agreements appreciation	—	—	—	—	—	589
Prepaid expenses and other assets	12,353	15,729	12,347	12,349	199	4,610
Total Assets	24,555,229	349,256,164	16,655,804	17,997,667	44,045,630	746,116,692
LIABILITIES
Payables:
Fund shares redeemed	—	408,396	32,882	23,685	4,210	106,459
Securities purchased	200,000	—	—	35,671	4,319,027	179,249,279
Sale-buyback financing transactions	—	—	—	—	6,639,894	—
Securities sold short, at value	—	—	—	—	—	2,744,859
Due to brokers	—	—	—	—	—	450,000
Accrued advisory fees	21,117	221,128	10,458	11,387	9,235	179,564
Accrued administration fees	3,108	44,226	2,092	2,277	3,463	68,623
Accrued custodian and portfolio accounting fees	15,118	24,816	6,296	6,263	12,258	99,367
Accrued legal, audit and tax service fees	2,119	26,657	1,322	1,347	2,729	48,997
Accrued trustees’ fees and deferred compensation	—	7	—	—	3,119	21,027
Accrued distribution and service fees	—	2,730	235	220	—	—
Accrued other	799	10,927	542	552	783	18,398
Forward foreign currency contracts depreciation	—	—	—	—	18,865	621,644
Outstanding options written, at value	—	—	—	—	50,369	171,136
Swap agreements depreciation	—	—	—	—	—	18,152
Total Liabilities	242,261	738,887	53,827	81,402	11,063,952	183,797,505
NET ASSETS	$24,312,968	$348,517,277	$16,601,977	$17,916,265	$32,981,678	$562,319,187
NET ASSETS CONSIST OF:
Paid-in capital	$25,064,691	$240,442,099	$11,950,210	$14,537,028	$39,785,456	$567,967,883
Undistributed/accumulated earnings (deficit)	(751,723)	108,075,178	4,651,767	3,379,237	(6,803,778)	(5,648,696)
NET ASSETS	$24,312,968	$348,517,277	$16,601,977	$17,916,265	$32,981,678	$562,319,187
Class A Shares:
Net Assets		$22,988,150	$2,659,209	$2,206,063
Shares of beneficial interest outstanding		1,315,951	166,037	191,296
Net Asset Value per share*		$17.47	$16.02	$11.53
Sales Charge		0.78	0.71	0.51
Maximum offering price per share		$18.25	$16.73	$12.04
Class C Shares:
Net Assets		$10,989,983	$789,062	$800,607
Shares of beneficial interest outstanding		653,074	50,702	70,828
Net Asset Value per share*		$16.83	$15.56	$11.30
Class I Shares:
Net Assets	$12,156,484
Shares of beneficial interest outstanding	1,253,452
Net Asset Value per share	$9.70
Class P Shares:
Net Assets					$32,981,678	$562,319,187
Shares of beneficial interest outstanding					3,336,907	51,545,117
Net Asset Value per share					$9.88	$10.91
Advisor Class:
Net Assets	$12,156,484	$312,980,793	$11,401,723	$13,750,077
Shares of beneficial interest outstanding	1,253,452	17,809,772	698,432	1,182,596
Net Asset Value per share	$9.70	$17.57	$16.32	$11.63
Class R6 Shares:
Net Assets		$1,558,351	$1,751,983	$1,159,518
Shares of beneficial interest outstanding		88,482	116,988	100,413
Net Asset Value per share		$17.61	$14.98	$11.55

Investments, at cost (excluding derivatives)	$25,118,795	$236,965,488	$11,685,176	$13,030,243	$38,325,394	$631,703,753
Outstanding purchased options, at cost	—	—	—	—	23,581	40,086
Foreign currency held, at cost	—	—	—	—	55,735	3,685,303
Proceeds from securities sold short	—	—	—	—	—	2,754,320
Premiums received from outstanding options written	—	—	—	—	47,264	261,087

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2021

	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Growth Fund	PF Large-Cap Value Fund	PF Small-Cap Growth Fund	PF Small-Cap Value Fund
ASSETS
Investments, at value (excluding derivatives)	$98,721,905	$60,836,305	$179,420,992	$171,498,125	$63,461,396	$116,993,981
Cash	—	407,193	—	—	—	—
Cash (segregated for derivative instruments)	52,775	394,439	—	—	—	—
Foreign currency held, at value	3,712	508,496	—	—	—	—
Receivables:
Dividend and interest	432,516	736,933	16,910	229,460	27,698	74,393
Fund shares sold	3,121	1,357	136	597	271	543
Securities sold	745,374	246,244	—	—	207,377	191,601
Variation margin on futures contracts	8,617	—	—	—	—	—
Due from adviser	1,227	2,753	4,424	2,498	3,290	8,024
Forward foreign currency contracts appreciation	—	130,513	—	—	—	—
Prepaid expenses and other assets	958	427	1,464	1,258	296	711
Total Assets	99,970,205	63,264,660	179,443,926	171,731,938	63,700,328	117,269,253
LIABILITIES
Payables:
Fund shares redeemed	16,352	11,833	39,591	39,151	13,416	25,271
Securities purchased	2,337,160	1,060,651	74,213	—	74,281	210,725
Swap agreements	—	17,628	—	—	—	—
Variation margin on swap agreements	—	5,051	—	—	—	—
Due to brokers	—	10,000	—	—	—	—
Accrued advisory fees	33,219	33,845	79,203	90,440	30,742	83,083
Accrued administration fees	12,457	6,636	21,601	20,871	7,685	16,617
Accrued custodian and portfolio accounting fees	24,055	35,217	17,051	15,017	11,889	12,562
Accrued legal, audit and tax service fees	10,219	5,613	15,565	13,405	3,128	7,524
Accrued trustees’ fees and deferred compensation	4,280	2	6,604	10,683	2,606	1,607
Accrued foreign capital gains tax	—	1,524	—	—	—	—
Accrued other	3,732	1,658	7,062	5,454	1,292	3,124
Forward foreign currency contracts depreciation	—	596,789	—	—	—	—
Total Liabilities	2,441,474	1,786,447	260,890	195,021	145,039	360,513
NET ASSETS	$97,528,731	$61,478,213	$179,183,036	$171,536,917	$63,555,289	$116,908,740
NET ASSETS CONSIST OF:
Paid-in capital	$96,248,568	$70,040,283	$62,268,701	$81,302,036	$53,076,193	$76,923,124
Undistributed/accumulated earnings (deficit)	1,280,163	(8,562,070)	116,914,335	90,234,881	10,479,096	39,985,616
NET ASSETS	$97,528,731	$61,478,213	$179,183,036	$171,536,917	$63,555,289	$116,908,740
Class P Shares:
Shares of beneficial interest outstanding	9,617,341	7,447,478	5,866,401	13,934,603	2,930,760	10,790,288
Net Asset Value per share	$10.14	$8.25	$30.54	$12.31	$21.69	$10.83

Investments, at cost (excluding derivatives)	$97,374,545	$62,545,259	$73,685,166	$92,790,637	$56,031,256	$77,626,722
Foreign currency held, at cost	3,529	508,678	—	—	—	—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2021

	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund	PF International Value Fund	PF Multi-Asset Fund	PF Real Estate Fund
ASSETS
Investments, at value (excluding derivatives)	$142,258,035	$48,512,608	$36,675,118	$34,042,281	$960,073,553	$25,689,220
Cash	—	3,277	—	—	—	3,787
Foreign currency held, at value	296,334	889	40,964	37,383	—	—
Receivables:
Dividend and interest	86,690	496,168	322,923	385,628	2,271,791	93,109
Fund shares sold	678	—	136	—	4,016	—
Securities sold	453,050	—	219,329	34,199	—	17,044
Due from adviser	10,060	9,506	—	9,651	64,959	—
Swap agreements appreciation	—	—	—	—	151,320,202	—
Prepaid expenses and other assets	1,095	372	282	469	9,300	329
Total Assets	143,105,942	49,022,820	37,258,752	34,509,611	1,113,743,821	25,803,489
LIABILITIES
Payables:
Fund shares redeemed	31,169	11,328	7,806	9,184	231,756	6,082
Securities purchased	239,389	—	282,362	—	5,699,686	23,175
Due to custodian	200,339	—	—	—	—	—
Accrued advisory fees	94,450	32,087	27,204	20,452	338,042	24,531
Accrued administration fees	17,710	5,870	4,577	4,720	144,875	4,603
Accrued custodian and portfolio accounting fees	51,215	26,968	24,281	27,403	109,100	7,631
Accrued legal, audit and tax service fees	11,636	3,962	3,006	3,091	98,812	3,514
Accrued trustees’ fees and deferred compensation	3,186	4,776	1	5,759	27	1,215
Accrued foreign capital gains tax	656,591	41,628	—	—	—	—
Accrued other	17,379	4,921	1,452	9,291	37,341	1,434
Swap agreements depreciation	—	—	—	—	3,474,540	—
Total Liabilities	1,323,064	131,540	350,689	79,900	10,134,179	72,185
NET ASSETS	$141,782,878	$48,891,280	$36,908,063	$34,429,711	$1,103,609,642	$25,731,304
NET ASSETS CONSIST OF:
Paid-in capital	$75,327,370	$24,376,334	$28,457,782	$35,016,560	$773,637,778	$20,976,035
Undistributed/accumulated earnings (deficit)	66,455,508	24,514,946	8,450,281	(586,849)	329,971,864	4,755,269
NET ASSETS	$141,782,878	$48,891,280	$36,908,063	$34,429,711	$1,103,609,642	$25,731,304
Class P Shares:
Shares of beneficial interest outstanding	9,530,502	4,240,566	3,171,697	4,274,956	85,341,355	1,892,308
Net Asset Value per share	$14.88	$11.53	$11.64	$8.05	$12.93	$13.60

Investments, at cost (excluding derivatives)	$82,556,008	$25,608,398	$25,473,074	$27,816,069	$950,127,289	$16,738,399
Foreign currency held, at cost	301,490	885	41,137	37,482	—	—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2021

	Pacific Funds Portfolio Optimization
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$4,921,762	$6,010,316	$15,894,689	$11,292,567	$3,486,562
Total Investment Income	4,921,762	6,010,316	15,894,689	11,292,567	3,486,562

EXPENSES
Advisory fees	476,224	648,198	2,050,270	1,613,709	599,816
Administration fees	357,168	486,148	1,537,702	1,210,281	449,862
Portfolio accounting fees	55,117	55,274	56,767	56,283	55,209
Shareholder report expenses	20,009	26,387	80,966	61,410	22,325
Distribution fees
Class C	359,463	365,748	1,118,588	851,301	312,221
Service fees
Class A	453,031	672,048	2,116,012	1,687,755	613,601
Class C	119,821	121,916	372,863	283,767	104,074
Registration fees	48,715	52,051	58,551	53,551	50,533
Legal, audit and tax service fees	26,563	44,968	129,137	101,279	35,013
Trustees’ fees	15,340	20,727	64,484	49,662	18,146
Other	7,630	9,782	27,038	21,838	9,125
Total Expenses	1,939,081	2,503,247	7,612,378	5,990,836	2,269,925
Adviser Expense Reimbursement	(173,374)	(209,189)	(416,943)	(344,023)	(190,351)
Net Expenses	1,765,707	2,294,058	7,195,435	5,646,813	2,079,574
NET INVESTMENT INCOME (LOSS)	3,156,055	3,716,258	8,699,254	5,645,754	1,406,988

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	1,032,991	2,192,267	17,821,908	23,607,954	14,879,503
Capital gain distributions from affiliated mutual fund investments	6,802,695	14,116,217	57,074,978	47,272,767	19,667,281
Net Realized Gain (Loss)	7,835,686	16,308,484	74,896,886	70,880,721	34,546,784

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual fund investments	30,372,610	60,176,240	247,418,487	238,760,453	99,089,943
Change in Net Unrealized Appreciation (Depreciation)	30,372,610	60,176,240	247,418,487	238,760,453	99,089,943
NET GAIN (LOSS)	38,208,296	76,484,724	322,315,373	309,641,174	133,636,727
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,364,351	$80,200,982	$331,014,627	$315,286,928	$135,043,715

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2021

	Pacific Funds Ultra Short Income	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds High Income
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$925	$16,930	$30,576	$944,906	$1,778,381	$108,536
Interest, net of foreign taxes withheld	443,706	25,069,088	31,837,946	34,549,625	68,287,890	9,401,225
Total Investment Income	444,631	25,086,018	31,868,522	35,494,531	70,066,271	9,509,761

EXPENSES
Advisory fees	75,111	4,456,166	5,703,768	4,708,386	9,785,686	938,401
Administration fees	45,067	1,671,063	1,711,131	1,177,097	2,258,235	234,600
Custodian fees and expenses	1,258	33,105	33,082	21,900	81,610	4,884
Portfolio accounting fees	41,490	405,303	415,757	291,749	509,050	100,111
Shareholder report expenses	2,550	97,834	101,573	62,084	113,337	13,188
Distribution fees
Class C	—	379,824	445,884	509,947	697,096	13,778
Service fees
Class A	—	434,887	396,330	213,076	417,907	20,428
Class C	—	126,608	148,628	169,982	232,365	4,593
Registration fees	34,326	122,844	122,422	117,700	108,518	58,288
Legal, audit and tax service fees	—	141,345	145,344	99,222	205,129	16,901
Trustees’ fees	1,477	57,068	57,506	37,827	72,313	7,595
Offering costs	5,365	—	—	—	—	—
Interest expense	14	183	257	268	582,504	—
Other	1,736	29,588	28,259	21,233	39,446	6,205
Total Expenses	208,394	7,955,818	9,309,941	7,430,471	15,103,196	1,418,972
Advisory Fee Waiver	—	(28,510)	(35,477)	(111)	(126,372)	—
Adviser Expense Reimbursement	(112,238)	(1,444,108)	(1,935,705)	(1,086,189)	(2,383,395)	(286,291)
Net Expenses	96,156	6,483,200	7,338,759	6,344,171	12,593,429	1,132,681
NET INVESTMENT INCOME (LOSS)	348,475	18,602,818	24,529,763	29,150,360	57,472,842	8,377,080

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	206,296	11,962,482	42,289,625	6,015,250	(22,355,305)	2,034,893
Net Realized Gain (Loss)	206,296	11,962,482	42,289,625	6,015,250	(22,355,305)	2,034,893

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	977,117	41,909,279	16,710,789	112,335,461	155,162,212	22,792,068
Foreign currencies	—	—	—	568	—	70
Unfunded loan commitments	—	(1,345)	(1,345)	19,842	(25,080)	4,902
Change in Net Unrealized Appreciation (Depreciation)	977,117	41,907,934	16,709,444	112,355,871	155,137,132	22,797,040
NET GAIN (LOSS)	1,183,413	53,870,416	58,999,069	118,371,121	132,781,827	24,831,933
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,531,888	$72,473,234	$83,528,832	$147,521,481	$190,254,669	$33,209,013

Foreign taxes withheld on dividends and interest	$74	$—	$—	$1,526	$—	$852

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED MARCH 31, 2021

	Pacific Funds ESG Core Bond (1)	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	PF Inflation Managed Fund	PF Managed Bond Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$83	$2,507,379	$108,661	$204,478	$159	$6,795
Interest, net of foreign taxes withheld	99,242	—	—	—	470,074	11,416,492
Total Investment Income	99,325	2,507,379	108,661	204,478	470,233	11,423,287

EXPENSES
Advisory fees	27,849	2,163,524	102,165	106,922	93,287	1,979,083
Administration fees	10,993	432,705	20,433	21,385	34,983	742,156
Custodian fees and expenses	8,333	6,575	303	311	5,450	51,380
Portfolio accounting fees	10,243	114,078	32,139	32,082	48,891	351,563
Shareholder report expenses	719	19,906	933	864	1,612	38,581
Distribution fees
Class C	—	74,395	4,342	5,797	—	—
Service fees
Class A	—	45,235	4,363	4,049	—	—
Class C	—	24,798	1,447	1,932	—	—
Registration fees	266	74,648	67,278	66,269	52	1,204
Legal, audit and tax service fees	2,138	33,445	—	415	—	62,826
Trustees’ fees	283	13,574	651	696	1,490	30,029
Offering costs	8,877	—	—	—	—	—
Interest expense	—	673	17	363	13,306	12,160
Other	1,626	20,080	1,100	812	4	11,548
Total Expenses	71,327	3,023,636	235,171	241,897	199,075	3,280,530
Advisory Fee Waiver	—	—	—	—	—	(26,560)
Adviser Expense Reimbursement	(36,149)	(139,311)	(96,729)	(95,048)	(57,500)	(547,131)
Net Expenses	35,178	2,884,325	138,442	146,849	141,575	2,706,839
NET INVESTMENT INCOME (LOSS)	64,147	(376,946)	(29,781)	57,629	328,658	8,716,448

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	(38,438)	16,372,248	1,090,765	(57,773)	1,321,606	20,159,555
Closed short positions	—	—	—	—	—	(205,232)
Foreign currency transactions	—	—	—	—	(2,180)	(138,108)
Forward foreign currency contract transactions	—	—	—	—	(390,159)	(2,241,164)
Futures contract transactions	—	—	—	—	(86,181)	4,854
Purchased option transactions	—	—	—	—	52,529	(611,581)
Swap transactions	—	—	—	—	(79,062)	(2,994,568)
Written option transactions	—	—	—	—	(12,671)	1,256,955
Net Realized Gain (Loss)	(38,438)	16,372,248	1,090,765	(57,773)	803,882	15,230,711

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	(712,741)	157,277,128	7,519,982	9,124,048	885,286	(8,292,229)
Short positions	—	—	—	—	—	89,413
Foreign currencies	—	—	—	—	(5,460)	(102,427)
Forward foreign currency contracts	—	—	—	—	64,624	(299,500)
Futures contracts	—	—	—	—	153,375	(5,103,240)
Purchased options	—	—	—	—	(33,574)	(5,454)
Swaps	—	—	—	—	(59,907)	6,800,501
Written options	—	—	—	—	24,239	184,778
Unfunded loan commitments	—	—	—	—	—	1,302
Change in Net Unrealized Appreciation (Depreciation)	(712,741)	157,277,128	7,519,982	9,124,048	1,028,583	(6,726,856)
NET GAIN (LOSS)	(751,179)	173,649,376	8,610,747	9,066,275	1,832,465	8,503,855
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($687,032)	$173,272,430	$8,580,966	$9,123,904	$2,161,123	$17,220,303

Foreign taxes withheld on dividends and interest	$480	$—	$—	$—	$—	$1,882

(1)	Pacific Funds ESG Core Bond commenced operations on December 14, 2020.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2021

	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Growth Fund	PF Large-Cap Value Fund	PF Small-Cap Growth Fund	PF Small-Cap Value Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,074	$1,684	$851,152	$3,424,749	$158,941	$971,331
Interest, net of foreign taxes withheld	2,840,752	3,489,558	61	—	47	—
Total Investment Income	2,841,826	3,491,242	851,213	3,424,749	158,988	971,331

EXPENSES
Advisory fees	527,036	546,355	1,018,314	1,085,915	197,642	486,018
Administration fees	197,639	104,399	277,722	250,596	49,411	97,204
Custodian fees and expenses	8,758	60,354	5,086	4,384	4,286	1,157
Portfolio accounting fees	107,510	72,972	85,335	77,001	42,736	48,840
Shareholder report expenses	10,607	7,398	15,150	13,842	2,440	3,278
Registration fees	247	109	380	326	78	188
Legal, audit and tax service fees	11,895	20,011	18,671	15,971	—	4,721
Trustees’ fees	9,320	4,098	12,263	11,180	1,580	2,652
Interest expense	—	—	33	208	—	—
Other	3,581	3,681	11,599	9,667	1,305	3,653
Total Expenses	876,593	819,377	1,444,553	1,469,090	299,478	647,711
Advisory Fee Waiver	—	(13,920)	—	—	—	—
Adviser Expense Reimbursement	(151,919)	(168,623)	(148,484)	(132,370)	(52,425)	(64,489)
Net Expenses	724,674	636,834	1,296,069	1,336,720	247,053	583,222
NET INVESTMENT INCOME (LOSS)	2,117,152	2,854,408	(444,856)	2,088,029	(88,065)	388,109

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	1,297,858	89,795	49,292,712	30,475,555	9,711,590	9,177,707
Foreign currency transactions	—	(202,869)	—	—	(982)	—
Forward foreign currency contract transactions	—	1,188,603	—	—	—	—
Futures contract transactions	485,541	—	—	—	—	—
Swap transactions	11,906	63,850	—	—	—	—
Net Realized Gain (Loss)	1,795,305	1,139,379	49,292,712	30,475,555	9,710,608	9,177,707

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	4,925,060	10,445,322	27,592,531	36,460,708	5,623,233	47,156,760
Foreign currencies	221	28,572	—	—	22	—
Forward foreign currency contracts	—	260,216	—	—	—	—
Futures contracts	(292,491)	—	—	—	—	—
Swaps	(3,540)	(58,924)	—	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	4,629,250	10,675,186	27,592,531	36,460,708	5,623,255	47,156,760
NET GAIN (LOSS)	6,424,555	11,814,565	76,885,243	66,936,263	15,333,863	56,334,467
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,541,707	$14,668,973	$76,440,387	$69,024,292	$15,245,798	$56,722,576

Foreign taxes withheld on dividends and interest	$—	$20,626	$2,119	$8,709	$4,406	$3,690
Foreign capital gains tax withheld	—	39,103	—	—	—	—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2021

	PF Emerging Markets Fund	PF International Large-Cap Fund	PF International Small-Cap Fund	PF International Value Fund	PF Multi-Asset Fund	PF Real Estate Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,639,256	$917,171	$796,727	$871,145	$11,753	$951,747
Interest, net of foreign taxes withheld	—	12	—	—	16,220,798	—
Total Investment Income	1,639,256	917,183	796,727	871,145	16,232,551	951,747

EXPENSES
Advisory fees	992,899	380,368	279,433	222,751	3,720,366	366,195
Administration fees	186,169	67,124	49,312	51,404	1,594,443	61,032
Custodian fees and expenses	91,667	38,536	30,482	43,729	26,161	789
Portfolio accounting fees	73,495	53,507	68,078	57,737	450,346	37,265
Shareholder report expenses	10,670	3,858	2,966	2,730	82,601	2,261
Registration fees	286	97	74	76	2,428	86
Legal, audit and tax service fees	11,503	1,350	—	241	134,571	1,204
Trustees’ fees	7,635	2,956	1,588	2,280	51,243	2,707
Interest expense	522	—	10	—	108	68
Other	66,191	33,767	8,366	35,304	25,764	2,756
Total Expenses	1,441,037	581,563	440,309	416,252	6,088,031	474,363
Advisory Fee Waiver	—	(3,375)	—	—	—	(61,032)
Adviser Expense Reimbursement	(261,447)	(134,071)	(78,680)	(142,097)	(666,818)	(47,068)
Net Expenses	1,179,590	444,117	361,629	274,155	5,421,213	366,263
NET INVESTMENT INCOME (LOSS)	459,666	473,066	435,098	596,990	10,811,338	585,484

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions, net of foreign capital gains tax withheld	10,518,292	5,399,387	4,152,300	(3,637,265)	5,296,724	5,755,961
Foreign currency transactions	15,233	(4,669)	(371)	(4,405)	—	—
Futures contract transactions	—	—	—	—	(7,198,676)	—
Swap transactions	—	—	—	—	236,592,269	—
Net Realized Gain (Loss)	10,533,525	5,394,718	4,151,929	(3,641,670)	234,690,317	5,755,961

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities, net of deferred foreign capital gains tax	41,617,427	9,294,536	12,341,095	19,883,137	15,438,757	5,643,101
Foreign currencies	(25,919)	19,835	5,417	14,105	—	—
Futures contracts	—	—	—	—	(1,364,090)	—
Swaps	—	—	—	—	255,462,071	—
Change in Net Unrealized Appreciation (Depreciation)	41,591,508	9,314,371	12,346,512	19,897,242	269,536,738	5,643,101
NET GAIN (LOSS)	52,125,033	14,709,089	16,498,441	16,255,572	504,227,055	11,399,062
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$52,584,699	$15,182,155	$16,933,539	$16,852,562	$515,038,393	$11,984,546

Foreign taxes withheld on dividends and interest	$182,407	$105,246	$106,993	$113,212	$—	$—
Foreign capital gains tax withheld	135,481	3,362	—	—	—	—
Change in deferred foreign capital gains tax	647,515	42,380	—	(86)	—	—

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income (loss)	$3,156,055	$3,307,145	$3,716,258	$4,681,832	$8,699,254	$13,036,394
Net realized gain (loss)	7,835,686	(768,227)	16,308,484	830,925	74,896,886	5,390,180
Change in net unrealized appreciation (depreciation)	30,372,610	(6,207,112)	60,176,240	(18,767,202)	247,418,487	(82,605,083)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,364,351	(3,668,194)	80,200,982	(13,254,445)	331,014,627	(64,178,509)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(5,283,185)	(3,496,340)	(7,064,752)	(6,237,238)	(27,114,953)	(42,583,183)
Class B	—	—	—	—	—	—
Class C	(1,152,697)	(595,692)	(965,251)	(835,495)	(3,868,659)	(7,563,008)
Advisor Class	(288,298)	(191,513)	(188,295)	(153,960)	(1,062,829)	(1,376,454)
Net Decrease from Dividends and Distributions to Shareholders	(6,724,180)	(4,283,545)	(8,218,298)	(7,226,693)	(32,046,441)	(51,522,645)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	35,011,759	68,282,930	29,435,827	85,904,282	62,789,068	230,940,135
Class B	—	60,979	—	—	—	204,522
Class C	11,261,328	12,063,848	4,465,886	6,566,839	11,191,706	15,051,904
Advisor Class	5,386,176	4,070,418	1,355,410	2,698,255	16,708,416	7,307,742
Dividends and distribution reinvestments
Class A	5,203,279	3,458,903	6,952,731	6,146,004	26,791,910	42,116,423
Class B	—	—	—	—	—	—
Class C	1,147,373	589,829	946,789	821,265	3,854,860	7,515,405
Advisor Class	280,904	187,112	183,146	152,205	1,039,635	1,353,146
Cost of shares repurchased
Class A	(34,279,957)	(40,015,894)	(44,038,970)	(62,597,607)	(152,990,337)	(183,271,940)
Class B	—	(2,780,740)	—	(6,205,936)	—	(17,119,821)
Class C	(19,620,458)	(76,824,409)	(20,174,925)	(94,049,380)	(59,225,680)	(249,201,774)
Advisor Class	(2,545,688)	(3,762,031)	(2,497,668)	(4,549,650)	(11,687,545)	(10,907,094)
Share class conversions
Class A (1)	—	14,289,154	—	22,496,950	—	76,126,118
Class B (1)	—	(14,289,154)	—	(22,496,950)	—	(76,126,118)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,844,716	(34,669,055)	(23,371,774)	(65,113,723)	(101,527,967)	(156,011,352)
NET INCREASE (DECREASE) IN NET ASSETS	36,484,887	(42,620,794)	48,610,910	(85,594,861)	197,440,219	(271,712,506)

NET ASSETS
Beginning of Year	213,088,978	255,709,772	286,337,571	371,932,432	879,021,963	1,150,734,469
End of Year	$249,573,865	$213,088,978	$334,948,481	$286,337,571	$1,076,462,182	$879,021,963

(1)	Class B shares were converted to Class A shares on July 31, 2019.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Portfolio Optimization Growth		Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Ultra Short Income
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Period Ended March 31, 2020 (1)
OPERATIONS
Net investment income (loss)	$5,645,754	$10,785,481	$1,406,988	$3,544,916	$348,475	$436,059
Net realized gain (loss)	70,880,721	9,651,388	34,546,784	(291,481)	206,296	(15,835)
Change in net unrealized appreciation (depreciation)	238,760,453	(99,881,388)	99,089,943	(39,414,626)	977,117	(881,216)
Net Increase (Decrease) in Net Assets Resulting from Operations	315,286,928	(79,444,519)	135,043,715	(36,161,191)	1,531,888	(460,992)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(18,889,570)	(46,228,345)	(8,743,019)	(19,254,539)
Class B	—	—	—	—
Class C	(2,555,278)	(8,222,160)	(1,275,658)	(3,359,406)
Class I					(177,955)	(218,323)
Advisor Class	(551,099)	(1,357,710)	(482,568)	(973,719)	(234,884)	(219,954)
Net Decrease from Dividends and Distributions to Shareholders	(21,995,947)	(55,808,215)	(10,501,245)	(23,587,664)	(412,839)	(438,277)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	45,822,124	162,348,601	18,163,912	52,506,286
Class B	—	154,946	—	42,567
Class C	12,418,062	12,285,335	4,721,802	5,606,823
Class I					46,711	12,501,930
Advisor Class	6,115,334	6,183,135	4,722,792	4,313,407	7,858,842	13,037,214
Dividends and distribution reinvestments
Class A	18,734,417	45,869,026	8,683,958	19,088,348
Class B	—	—	—	—
Class C	2,541,506	8,177,203	1,274,479	3,341,601
Class I					177,929	218,323
Advisor Class	521,522	1,286,917	475,303	962,601	234,824	219,662
Cost of shares repurchased
Class A	(111,063,153)	(131,550,373)	(44,467,790)	(41,610,675)
Class B	—	(11,696,472)	—	(3,188,133)
Class C	(40,855,794)	(174,938,925)	(15,032,121)	(51,775,006)
Class I					(46,711)	—
Advisor Class	(7,551,044)	(9,275,777)	(5,156,479)	(3,896,732)	(2,622,797)	(404,122)
Share class conversions
Class A (2)	—	57,500,119	—	18,773,764
Class B (2)	—	(57,500,119)	—	(18,773,764)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(73,317,026)	(91,156,384)	(26,614,144)	(14,608,913)	5,648,798	25,573,007
NET INCREASE (DECREASE) IN NET ASSETS	219,973,955	(226,409,118)	97,928,326	(74,357,768)	6,767,847	24,673,738

NET ASSETS
Beginning of Year or Period	659,858,080	886,267,198	236,449,391	310,807,159	24,673,738	—
End of Year or Period	$879,832,035	$659,858,080	$334,377,717	$236,449,391	$31,441,585	$24,673,738

(1)	Pacific Funds Ultra Short Income commenced operations on June 28, 2019.
(2)	Class B shares were converted to Class A shares on July 31, 2019.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Short Duration Income		Pacific Funds Core Income		Pacific Funds Strategic Income
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income (loss)	$18,602,818	$24,198,216	$24,529,763	$23,858,171	$29,150,360	$29,044,741
Net realized gain (loss)	11,962,482	(4,127,105)	42,289,625	1,462,888	6,015,250	2,330,691
Change in net unrealized appreciation (depreciation)	41,907,934	(30,429,991)	16,709,444	(10,034,877)	112,355,871	(76,859,329)
Net Increase (Decrease) in Net Assets Resulting from Operations	72,473,234	(10,358,880)	83,528,832	15,286,182	147,521,481	(45,483,897)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(2,672,415)	(3,444,872)	(4,215,998)	(3,203,265)	(3,037,971)	(2,963,544)
Class C	(389,391)	(754,049)	(1,120,964)	(1,321,140)	(1,957,417)	(2,205,219)
Class I	(2,124,479)	(2,616,147)	(2,398,465)	(1,322,424)	(615,819)	(531,090)
Class P			(1,179,750)	(1,136,355)
Advisor Class	(13,533,968)	(17,396,815)	(23,920,380)	(16,948,777)	(23,608,205)	(23,455,154)
Net Decrease from Dividends and Distributions to Shareholders	(18,720,253)	(24,211,883)	(32,835,557)	(23,931,961)	(29,219,412)	(29,155,007)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	131,631,746	93,279,607	58,396,192	94,149,630	53,203,403	53,489,986
Class C	16,277,069	23,745,351	15,063,353	20,678,627	17,802,296	32,011,033
Class I	68,045,239	61,788,420	63,125,136	44,429,026	15,727,432	14,860,399
Class P			18,370,178	901,272
Advisor Class	552,115,864	770,064,807	458,472,517	526,492,900	454,105,230	375,159,036
Dividends and distribution reinvestments
Class A	2,199,177	2,873,615	3,919,496	3,000,000	2,489,807	2,472,512
Class C	382,559	742,931	1,028,819	1,220,132	1,702,089	1,967,242
Class I	2,124,479	2,615,434	2,397,604	1,321,741	611,995	526,364
Class P			1,179,750	1,136,355
Advisor Class	13,341,072	17,048,396	18,227,646	12,532,117	19,421,643	18,596,983
Cost of shares repurchased
Class A	(91,635,549)	(56,297,110)	(49,765,313)	(37,597,768)	(35,588,879)	(37,453,350)
Class C	(16,612,491)	(20,526,432)	(23,781,150)	(45,754,653)	(21,674,042)	(23,169,082)
Class I	(40,086,476)	(38,349,962)	(20,568,210)	(11,005,797)	(22,052,887)	(2,858,725)
Class P			(6,811,159)	(11,016,166)
Advisor Class	(542,475,424)	(527,097,707)	(390,643,307)	(245,376,101)	(223,825,391)	(300,790,959)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	95,307,265	329,887,350	148,611,552	355,111,315	261,922,696	134,811,439
NET INCREASE (DECREASE) IN NET ASSETS	149,060,246	295,316,587	199,304,827	346,465,536	380,224,765	60,172,535

NET ASSETS
Beginning of Year	1,027,330,547	732,013,960	970,519,311	624,053,775	642,487,758	582,315,223
End of Year	$1,176,390,793	$1,027,330,547	$1,169,824,138	$970,519,311	$1,022,712,523	$642,487,758

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Floating Rate Income		Pacific Funds High Income		Pacific Funds ESG Core Bond
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Period Ended March 31, 2021 (1)
OPERATIONS
Net investment income (loss)	$57,472,842	$77,118,985	$8,377,080	$6,827,027	$64,147
Net realized gain (loss)	(22,355,305)	(56,634,350)	2,034,893	(1,118,815)	(38,438)
Change in net unrealized appreciation (depreciation)	155,137,132	(111,807,242)	22,797,040	(14,697,924)	(712,741)
Net Increase (Decrease) in Net Assets Resulting from Operations	190,254,669	(91,322,607)	33,209,013	(8,989,712)	(687,032)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(6,062,500)	(9,176,534)	(421,042)	(357,231)
Class C	(2,722,677)	(6,124,796)	(82,759)	(120,572)
Class I	(26,315,901)	(25,266,290)	(3,408)	(6,775)	(34,030)
Class P	(277,595)	(1,088,004)	(7,655,914)	(6,078,920)
Advisor Class	(22,031,816)	(35,649,718)	(231,425)	(266,141)	(34,031)
Net Decrease from Dividends and Distributions to Shareholders	(57,410,489)	(77,305,342)	(8,394,548)	(6,829,639)	(68,061)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	53,983,323	83,933,804	1,471,829	6,114,560
Class C	13,092,165	21,490,990	488,744	473,564
Class I	661,384,542	232,174,855	1,976	600	12,500,000
Class P	5,230,068	268,116	33,970,101	34,604,054
Advisor Class	441,881,455	326,320,702	5,990,443	3,050,714	12,500,000
Dividends and distribution reinvestments
Class A	5,794,294	8,731,691	413,768	349,879
Class C	2,626,202	5,899,596	78,671	115,509
Class I	19,007,629	18,384,219	3,346	6,511	34,030
Class P	277,595	1,073,942	7,655,914	6,078,920
Advisor Class	20,806,366	33,989,428	229,776	265,285	34,031
Cost of shares repurchased
Class A	(68,611,639)	(110,817,563)	(2,967,320)	(3,214,509)
Class C	(40,299,876)	(108,359,450)	(959,919)	(2,032,207)
Class I	(129,151,941)	(275,070,407)	(7,538)	(120,177)	—
Class P	(4,494,891)	(24,107,910)	(38,525,463)	(19,463,586)
Advisor Class	(305,995,976)	(610,484,330)	(6,305,673)	(3,047,072)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	675,529,316	(396,572,317)	1,538,655	23,182,045	25,068,061
NET INCREASE (DECREASE) IN NET ASSETS	808,373,496	(565,200,266)	26,353,120	7,362,694	24,312,968

NET ASSETS
Beginning of Year or Period	1,194,773,838	1,759,974,104	133,423,794	126,061,100	—
End of Year or Period	$2,003,147,334	$1,194,773,838	$159,776,914	$133,423,794	$24,312,968

(1)	Pacific Funds ESG Core Bond commenced operations on December 14, 2020.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Small/Mid-Cap		Pacific Funds Small-Cap		Pacific Funds Small-Cap Value
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income (loss)	($376,946)	$592,726	($29,781)	($13,304)	$57,629	$108,723
Net realized gain (loss)	16,372,248	(10,052,546)	1,090,765	(532,292)	(57,773)	(837,156)
Change in net unrealized appreciation (depreciation)	157,277,128	(80,601,333)	7,519,982	(4,618,018)	9,124,048	(5,723,381)
Net Increase (Decrease) in Net Assets Resulting from Operations	173,272,430	(90,061,153)	8,580,966	(5,163,614)	9,123,904	(6,451,814)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	—	(49,996)	—	(6,669)	(8,513)	(11,981)
Class C	—	—	—	—	—	—
Advisor Class	(935,874)	(1,391,644)	(8,412)	(41,249)	(85,233)	(138,648)
Class R6	(6,175)	(30,651)	—	(2,361)	(8,676)	(33,117)
Net Decrease from Dividends and Distributions to Shareholders	(942,049)	(1,472,291)	(8,412)	(50,279)	(102,422)	(183,746)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	8,174,835	5,501,413	1,291,333	1,045,701	2,387,429	505,054
Class C	901,183	1,210,533	222,144	184,876	239,720	79,420
Advisor Class	29,138,212	57,620,873	1,088,209	1,830,255	2,589,744	4,788,635
Class R6	514,030	372,360	541,712	365,125	242,627	297,375
Dividends and distribution reinvestments
Class A	—	49,767	—	6,597	8,513	11,981
Class C	—	—	—	—	—	—
Advisor Class	921,473	1,366,875	8,388	39,840	85,233	138,592
Class R6	6,175	30,651	—	2,361	8,676	33,117
Cost of shares repurchased
Class A	(10,618,843)	(8,030,487)	(3,181,124)	(1,307,623)	(2,321,123)	(285,006)
Class C	(5,111,786)	(5,177,528)	(320,215)	(290,914)	(555,791)	(392,165)
Advisor Class	(86,156,344)	(91,630,898)	(3,833,040)	(3,820,265)	(5,967,233)	(1,802,038)
Class R6	(4,384,109)	(317,492)	(297,341)	(99,670)	(1,822,036)	(123,707)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(66,615,174)	(39,003,933)	(4,479,934)	(2,043,717)	(5,104,241)	3,251,258
NET INCREASE (DECREASE) IN NET ASSETS	105,715,207	(130,537,377)	4,092,620	(7,257,610)	3,917,241	(3,384,302)

NET ASSETS
Beginning of Year	242,802,070	373,339,447	12,509,357	19,766,967	13,999,024	17,383,326
End of Year	$348,517,277	$242,802,070	$16,601,977	$12,509,357	$17,916,265	$13,999,024

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income (loss)	$328,658	$1,029,520	$8,716,448	$14,460,812	$2,117,152	$3,880,420
Net realized gain (loss)	803,882	477,228	15,230,711	17,256,679	1,795,305	888,906
Change in net unrealized appreciation (depreciation)	1,028,583	37,853	(6,726,856)	(1,633,261)	4,629,250	(3,881,958)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,161,123	1,544,601	17,220,303	30,084,230	8,541,707	887,368

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(411,237)	(448,792)	(31,347,044)	(11,614,415)	(2,909,983)	(4,409,514)
Net Decrease from Dividends and Distributions to Shareholders	(411,237)	(448,792)	(31,347,044)	(11,614,415)	(2,909,983)	(4,409,514)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	12,546,594	462,054	230,581,304	39,353,926	48,630,313	35,087,913
Dividends and distribution reinvestments - Class P	411,237	448,792	31,347,044	11,614,415	2,909,983	4,409,514
Cost of shares repurchased - Class P	(2,676,177)	(22,005,907)	(72,315,418)	(179,963,820)	(81,923,397)	(69,052,801)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	10,281,654	(21,095,061)	189,612,930	(128,995,479)	(30,383,101)	(29,555,374)
NET INCREASE (DECREASE) IN NET ASSETS	12,031,540	(19,999,252)	175,486,189	(110,525,664)	(24,751,377)	(33,077,520)

NET ASSETS
Beginning of Year	20,950,138	40,949,390	386,832,998	497,358,662	122,280,108	155,357,628
End of Year	$32,981,678	$20,950,138	$562,319,187	$386,832,998	$97,528,731	$122,280,108

	PF Emerging Markets Debt Fund		PF Growth Fund		PF Large-Cap Value Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income (loss)	$2,854,408	$3,642,711	($444,856)	($111,054)	$2,088,029	$2,707,200
Net realized gain (loss)	1,139,379	(589,664)	49,292,712	10,518,171	30,475,555	10,208,535
Change in net unrealized appreciation (depreciation)	10,675,186	(11,877,664)	27,592,531	(2,937,286)	36,460,708	(29,003,736)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,668,973	(8,824,617)	76,440,387	7,469,831	69,024,292	(16,088,001)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(2,362,664)	(3,084,637)	(43,891,662)	(6,248,695)	(25,782,094)	(11,717,437)
Net Decrease from Dividends and Distributions to Shareholders	(2,362,664)	(3,084,637)	(43,891,662)	(6,248,695)	(25,782,094)	(11,717,437)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	16,917,991	40,890,590	23,644,175	20,563,082	25,785,476	38,491,501
Dividends and distribution reinvestments - Class P	2,362,664	3,084,637	43,891,662	6,248,695	25,782,094	11,717,437
Cost of shares repurchased - Class P	(57,731,418)	(16,042,032)	(84,476,445)	(50,788,891)	(83,637,866)	(33,084,403)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(38,450,763)	27,933,195	(16,940,608)	(23,977,114)	(32,070,296)	17,124,535
NET INCREASE (DECREASE) IN NET ASSETS	(26,144,454)	16,023,941	15,608,117	(22,755,978)	11,171,902	(10,680,903)

NET ASSETS
Beginning of Year	87,622,667	71,598,726	163,574,919	186,330,897	160,365,015	171,045,918
End of Year	$61,478,213	$87,622,667	$179,183,036	$163,574,919	$171,536,917	$160,365,015

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Small-Cap Growth Fund		PF Small-Cap Value Fund		PF Emerging Markets Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income (loss)	($88,065)	($85,935)	$388,109	$332,356	$459,666	$825,103
Net realized gain (loss)	9,710,608	1,474,942	9,177,707	(4,231,585)	10,533,525	18,458,804
Change in net unrealized appreciation (depreciation)	5,623,255	(2,141,858)	47,156,760	(14,927,697)	41,591,508	(27,961,796)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,245,798	(752,851)	56,722,576	(18,826,926)	52,584,699	(8,677,889)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(6,499,780)	(1,213,285)	(325,166)	(4,860,855)	(3,697,886)	(18,657,302)
Net Decrease from Dividends and Distributions to Shareholders	(6,499,780)	(1,213,285)	(325,166)	(4,860,855)	(3,697,886)	(18,657,302)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	39,194,635	6,730,507	61,337,832	851,192	12,084,306	33,691,167
Dividends and distribution reinvestments - Class P	6,499,780	1,213,285	325,166	4,860,855	3,697,886	18,657,302
Cost of shares repurchased - Class P	(8,575,950)	(3,973,844)	(29,167,413)	(24,626,067)	(20,503,939)	(61,282,250)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	37,118,465	3,969,948	32,495,585	(18,914,020)	(4,721,747)	(8,933,781)
NET INCREASE (DECREASE) IN NET ASSETS	45,864,483	2,003,812	88,892,995	(42,601,801)	44,165,066	(36,268,972)

NET ASSETS
Beginning of Year	17,690,806	15,686,994	28,015,745	70,617,546	97,617,812	133,886,784
End of Year	$63,555,289	$17,690,806	$116,908,740	$28,015,745	$141,782,878	$97,617,812

	PF International Large-Cap Fund		PF International Small-Cap Fund		PF International Value Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income (loss)	$473,066	$741,181	$435,098	$522,618	$596,990	$1,816,360
Net realized gain (loss)	5,394,718	2,077,545	4,151,929	(53,682)	(3,641,670)	(964,441)
Change in net unrealized appreciation (depreciation)	9,314,371	(4,327,414)	12,346,512	(2,496,959)	19,897,242	(13,413,182)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,182,155	(1,508,688)	16,933,539	(2,028,023)	16,852,562	(12,561,263)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(4,258,496)	(6,575,782)	(658,806)	(1,056,704)	(829,970)	(1,866,805)
Net Decrease from Dividends and Distributions to Shareholders	(4,258,496)	(6,575,782)	(658,806)	(1,056,704)	(829,970)	(1,866,805)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	6,770,295	10,166,745	3,199,912	12,615,119	6,096,658	7,631,533
Dividends and distribution reinvestments - Class P	4,258,496	6,575,782	658,806	1,056,704	829,970	1,866,805
Cost of shares repurchased - Class P	(14,879,283)	(24,992,104)	(10,207,000)	(15,539,152)	(23,490,082)	(25,056,026)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,850,492)	(8,249,577)	(6,348,282)	(1,867,329)	(16,563,454)	(15,557,688)
NET INCREASE (DECREASE) IN NET ASSETS	7,073,167	(16,334,047)	9,926,451	(4,952,056)	(540,862)	(29,985,756)

NET ASSETS
Beginning of Year	41,818,113	58,152,160	26,981,612	31,933,668	34,970,573	64,956,329
End of Year	$48,891,280	$41,818,113	$36,908,063	$26,981,612	$34,429,711	$34,970,573

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Multi-Asset Fund		PF Real Estate Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income (loss)	$10,811,338	$23,573,573	$585,484	$1,216,302
Net realized gain (loss)	234,690,317	(21,579,029)	5,755,961	(8,571,709)
Change in net unrealized appreciation (depreciation)	269,536,738	(112,346,411)	5,643,101	(8,199,240)
Net Increase (Decrease) in Net Assets Resulting from Operations	515,038,393	(110,351,867)	11,984,546	(15,554,647)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(53,822,193)	(26,336,391)	(339,852)	(2,727,199)
Return of capital - Class P	—	—	(288,733)	—
Net Decrease from Dividends and Distributions to Shareholders	(53,822,193)	(26,336,391)	(628,585)	(2,727,199)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	37,933,437	93,982,467	1,861,695	19,042,495
Dividends and distribution reinvestments - Class P	53,822,193	26,336,391	628,585	2,727,199
Cost of shares repurchased - Class P	(334,278,393)	(235,128,587)	(31,646,889)	(41,668,519)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(242,522,763)	(114,809,729)	(29,156,609)	(19,898,825)
NET INCREASE (DECREASE) IN NET ASSETS	218,693,437	(251,497,987)	(17,800,648)	(38,180,671)

NET ASSETS
Beginning of Year	884,916,205	1,136,414,192	43,531,952	81,712,623
End of Year	$1,103,609,642	$884,916,205	$25,731,304	$43,531,952

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED MARCH 31, 2021

PF Inflation Managed Fund

CASH FLOWS FROM OPERATING ACTIVITIES (2):
Net increase (decrease) in net assets from operations	$2,161,123
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term securities	(73,300,537)
Proceeds from disposition of long-term securities	65,732,111
Proceeds (purchases) of short-term securities, net	62,130
Proceeds (purchases) from foreign currency transactions	(5,460)
(Increase) decrease in dividends and interest receivable	15,459
(Increase) decrease in receivable for securities sold	21,730,532
(Increase) decrease in receivable for swap agreements	(185)
(Increase) decrease in receivable due from adviser	10,170
(Increase) decrease in prepaid expenses and other assets	94
(Increase) decrease in variation margin on futures contracts	(32,036)
(Increase) decrease in variation margin on swap agreements	44,760
Increase (decrease) in payable for securities purchased	(19,415,465)
Increase (decrease) in accrued advisory fees	(1,335)
Increase (decrease) in accrued administration fees	(501)
Increase (decrease) in accrued custodian and portfolio accounting fees	9,515
Increase (decrease) in accrued legal, audit and tax service fees	(2,768)
Increase (decrease) in accrued trustees’ fees and deferred compensation	344
Increase (decrease) in accrued other	(18,040)
Change in net unrealized (appreciation) depreciation on investment securities	(885,286)
Change in net unrealized (appreciation) depreciation on foreign currencies	5,460
Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	(64,624)
Change in net unrealized (appreciation) depreciation on purchased options	33,574
Change in net unrealized (appreciation) depreciation on written options	(24,239)
Net realized (gain) loss on investment security transactions	(1,321,606)
Net realized (gain) loss on purchased options transactions	(52,529)
Net realized (gain) loss on written option transactions	12,671
Net amortization on investments	138,699
Net cash provided by (used in) operating activities	(5,167,969)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	12,546,344
Payment of shares redeemed	(2,675,748)
Proceeds from sale-buyback financing activities	326,115,499
Payment on sale-buyback financing transactions	(330,996,992)
Net cash provided by (used in) financing activities	4,989,103

NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	(178,866)

CASH AND FOREIGN CURRENCY:
Beginning of Year	363,064
End of Year (3)	$184,198

(1)

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, but does not include any short-term investments. The PF Inflation Managed Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other funds have met the exemption criteria.

(2)	Interest paid by the PF Inflation Managed Fund was $13,306.
(3)	Includes cash (segregated for derivative instruments) of $138,000.

See Notes to Financial Statements

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Conservative

Class A
4/1/2020 - 3/31/2021	$9.83	$0.16	$1.80	$1.96	($0.33)	$—	($0.33)	$11.46	0.67%	0.60%	1.47%	19.96%	$191,406	37%
4/1/2019 - 3/31/2020	10.23	0.17	(0.35)	(0.18)	(0.20)	(0.02)	(0.22)	9.83	0.68%	0.60%	1.60%	(1.95%)	159,186	22%
4/1/2018 - 3/31/2019	11.24	0.20	(0.04)	0.16	(0.21)	(0.96)	(1.17)	10.23	0.68%	0.60%	1.83%	1.88%	121,012	30%
4/1/2017 - 3/31/2018	10.98	0.25	0.26	0.51	(0.25)	—	(0.25)	11.24	0.68%	0.60%	2.18%	4.60%	131,023	30%
4/1/2016 - 3/31/2017	10.63	0.19	0.52	0.71	(0.22)	(0.14)	(0.36)	10.98	0.68%	0.60%	1.70%	6.59%	136,881	57%
Class C
4/1/2020 - 3/31/2021	$9.59	$0.08	$1.74	$1.82	($0.27)	$—	($0.27)	$11.14	1.42%	1.35%	0.72%	18.96%	$46,869	37%
4/1/2019 - 3/31/2020	9.97	0.09	(0.35)	(0.26)	(0.10)	(0.02)	(0.12)	9.59	1.43%	1.35%	0.86%	(2.72%)	46,909	22%
4/1/2018 - 3/31/2019	11.00	0.11	(0.03)	0.08	(0.15)	(0.96)	(1.11)	9.97	1.43%	1.35%	1.08%	1.13%	111,233	30%
4/1/2017 - 3/31/2018	10.76	0.16	0.26	0.42	(0.18)	—	(0.18)	11.00	1.43%	1.35%	1.43%	3.89%	137,036	30%
4/1/2016 - 3/31/2017	10.44	0.10	0.51	0.61	(0.15)	(0.14)	(0.29)	10.76	1.43%	1.35%	0.95%	5.79%	153,433	57%
Advisor Class
4/1/2020 - 3/31/2021	$9.88	$0.19	$1.80	$1.99	($0.35)	$—	($0.35)	$11.52	0.42%	0.35%	1.72%	20.17%	$11,299	37%
4/1/2019 - 3/31/2020	10.26	0.20	(0.35)	(0.15)	(0.21)	(0.02)	(0.23)	9.88	0.43%	0.35%	1.85%	(1.68%)	6,994	22%
4/1/2018 - 3/31/2019	11.26	0.22	(0.03)	0.19	(0.23)	(0.96)	(1.19)	10.26	0.43%	0.35%	2.08%	2.26%	6,893	30%
4/1/2017 - 3/31/2018	11.00	0.28	0.25	0.53	(0.27)	—	(0.27)	11.26	0.43%	0.35%	2.43%	4.79%	8,135	30%
4/1/2016 - 3/31/2017	10.65	0.21	0.52	0.73	(0.24)	(0.14)	(0.38)	11.00	0.43%	0.35%	1.95%	6.89%	5,404	57%
Pacific Funds Portfolio Optimization Moderate-Conservative

Class A
4/1/2020 - 3/31/2021	$9.95	$0.15	$2.74	$2.89	($0.32)	$—	($0.32)	$12.52	0.66%	0.60%	1.25%	29.06%	$283,474	28%
4/1/2019 - 3/31/2020	10.70	0.17	(0.66)	(0.49)	(0.22)	(0.04)	(0.26)	9.95	0.67%	0.60%	1.55%	(4.94%)	231,749	20%
4/1/2018 - 3/31/2019	12.58	0.18	(0.06)	0.12	(0.20)	(1.80)	(2.00)	10.70	0.68%	0.60%	1.55%	1.91%	199,827	45%
4/1/2017 - 3/31/2018	12.21	0.25	0.53	0.78	(0.27)	(0.14)	(0.41)	12.58	0.67%	0.60%	1.95%	6.36%	227,420	30%
4/1/2016 - 3/31/2017	11.73	0.20	0.79	0.99	(0.24)	(0.27)	(0.51)	12.21	0.67%	0.60%	1.68%	8.49%	236,725	53%
Class C
4/1/2020 - 3/31/2021	$9.72	$0.06	$2.66	$2.72	($0.24)	$—	($0.24)	$12.20	1.41%	1.35%	0.50%	28.06%	$45,349	28%
4/1/2019 - 3/31/2020	10.44	0.09	(0.66)	(0.57)	(0.11)	(0.04)	(0.15)	9.72	1.42%	1.35%	0.80%	(5.63%)	48,929	20%
4/1/2018 - 3/31/2019	12.34	0.09	(0.06)	0.03	(0.13)	(1.80)	(1.93)	10.44	1.43%	1.35%	0.80%	1.11%	136,522	45%
4/1/2017 - 3/31/2018	12.00	0.15	0.52	0.67	(0.19)	(0.14)	(0.33)	12.34	1.42%	1.35%	1.20%	5.60%	174,766	30%
4/1/2016 - 3/31/2017	11.56	0.11	0.77	0.88	(0.17)	(0.27)	(0.44)	12.00	1.42%	1.35%	0.93%	7.74%	200,105	53%
Advisor Class
4/1/2020 - 3/31/2021	$10.00	$0.18	$2.76	$2.94	($0.34)	$—	($0.34)	$12.60	0.41%	0.35%	1.50%	29.44%	$6,126	28%
4/1/2019 - 3/31/2020	10.75	0.20	(0.67)	(0.47)	(0.24)	(0.04)	(0.28)	10.00	0.42%	0.35%	1.80%	(4.67%)	5,659	20%
4/1/2018 - 3/31/2019	12.62	0.21	(0.06)	0.15	(0.22)	(1.80)	(2.02)	10.75	0.42%	0.35%	1.80%	2.10%	7,701	45%
4/1/2017 - 3/31/2018	12.24	0.28	0.53	0.81	(0.29)	(0.14)	(0.43)	12.62	0.42%	0.35%	2.20%	6.62%	5,196	30%
4/1/2016 - 3/31/2017	11.75	0.23	0.79	1.02	(0.26)	(0.27)	(0.53)	12.24	0.42%	0.35%	1.93%	8.78%	4,895	53%
Pacific Funds Portfolio Optimization Moderate

Class A
4/1/2020 - 3/31/2021	$10.60	$0.12	$4.06	$4.18	($0.32)	($0.11)	($0.43)	$14.35	0.64%	0.60%	0.95%	39.61%	$897,486	27%
4/1/2019 - 3/31/2020	12.01	0.17	(0.95)	(0.78)	(0.19)	(0.44)	(0.63)	10.60	0.66%	0.60%	1.38%	(7.24%)	714,447	19%
4/1/2018 - 3/31/2019	14.26	0.16	0.04	0.20	(0.23)	(2.22)	(2.45)	12.01	0.66%	0.60%	1.17%	2.49%	652,731	41%
4/1/2017 - 3/31/2018	13.67	0.20	0.94	1.14	(0.24)	(0.31)	(0.55)	14.26	0.66%	0.60%	1.40%	8.36%	690,689	36%
4/1/2016 - 3/31/2017	12.99	0.22	1.17	1.39	(0.24)	(0.47)	(0.71)	13.67	0.66%	0.60%	1.60%	10.94%	720,438	48%

Class C
4/1/2020 - 3/31/2021	$10.39	$0.03	$3.96	$3.99	($0.24)	($0.11)	($0.35)	$14.03	1.39%	1.35%	0.20%	38.56%	$143,244	27%
4/1/2019 - 3/31/2020	11.77	0.08	(0.94)	(0.86)	(0.08)	(0.44)	(0.52)	10.39	1.41%	1.35%	0.63%	(7.97%)	142,846	19%
4/1/2018 - 3/31/2019	14.04	0.05	0.06	0.11	(0.16)	(2.22)	(2.38)	11.77	1.41%	1.35%	0.42%	1.78%	381,170	41%
4/1/2017 - 3/31/2018	13.50	0.09	0.92	1.01	(0.16)	(0.31)	(0.47)	14.04	1.41%	1.35%	0.65%	7.47%	465,913	36%
4/1/2016 - 3/31/2017	12.85	0.11	1.17	1.28	(0.16)	(0.47)	(0.63)	13.50	1.41%	1.35%	0.85%	10.19%	515,691	48%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Moderate (Continued)

Advisor Class
4/1/2020 - 3/31/2021	$10.64	$0.16		$4.07	$4.23	($0.34)	($0.11)		($0.45)	$14.42	0.39%	0.35%	1.20%	39.99%	$35,732	27%
4/1/2019 - 3/31/2020	12.05	0.20		(0.96)	(0.76)	(0.21)	(0.44)		(0.65)	10.64	0.41%	0.35%	1.63%	(7.07%)	21,729	19%
4/1/2018 - 3/31/2019	14.29	0.19		0.04	0.23	(0.25)	(2.22)		(2.47)	12.05	0.41%	0.35%	1.42%	2.75%	26,959	41%
4/1/2017 - 3/31/2018	13.69	0.24		0.94	1.18	(0.27)	(0.31)		(0.58)	14.29	0.41%	0.35%	1.65%	8.54%	23,088	36%
4/1/2016 - 3/31/2017	13.00	0.25		1.18	1.43	(0.27)	(0.47)		(0.74)	13.69	0.41%	0.35%	1.85%	11.30%	17,983	48%
Pacific Funds Portfolio Optimization Growth

Class A
4/1/2020 - 3/31/2021	$10.59	$0.11		$5.19	$5.30	($0.23)	($0.16)		($0.39)	$15.50	0.64%	0.60%	0.80%	50.27%	$743,213	28%
4/1/2019 - 3/31/2020	12.77	0.19		(1.45)	(1.26)	(0.22)	(0.70)		(0.92)	10.59	0.66%	0.60%	1.45%	(11.24%)	544,605	18%
4/1/2018 - 3/31/2019	15.46	0.12		0.13	0.25	(0.21)	(2.73)		(2.94)	12.77	0.66%	0.60%	0.84%	2.92%	529,247	53%
4/1/2017 - 3/31/2018	14.61	0.18		1.30	1.48	(0.23)	(0.40)		(0.63)	15.46	0.66%	0.60%	1.14%	10.10%	555,328	39%
4/1/2016 - 3/31/2017	13.74	0.22		1.54	1.76	(0.23)	(0.66)		(0.89)	14.61	0.67%	0.60%	1.55%	13.08%	560,395	43%
Class C
4/1/2020 - 3/31/2021	$10.33	$0.01		$5.03	$5.04	($0.15)	($0.16)		($0.31)	$15.06	1.39%	1.35%	0.05%	48.99%	$116,482	28%
4/1/2019 - 3/31/2020	12.45	0.09		(1.41)	(1.32)	(0.10)	(0.70)		(0.80)	10.33	1.41%	1.35%	0.70%	(11.81%)	100,768	18%
4/1/2018 - 3/31/2019	15.18	0.01		0.13	0.14	(0.14)	(2.73)		(2.87)	12.45	1.42%	1.35%	0.08%	2.12%	271,000	53%
4/1/2017 - 3/31/2018	14.38	0.06		1.28	1.34	(0.14)	(0.40)		(0.54)	15.18	1.41%	1.35%	0.39%	9.29%	317,342	39%
4/1/2016 - 3/31/2017	13.55	0.11		1.53	1.64	(0.15)	(0.66)		(0.81)	14.38	1.42%	1.35%	0.80%	12.33%	347,447	43%
Advisor Class
4/1/2020 - 3/31/2021	$10.65	$0.14		$5.23	$5.37	($0.26)	($0.16)		($0.42)	$15.60	0.39%	0.35%	1.05%	50.62%	$20,137	28%
4/1/2019 - 3/31/2020	12.82	0.22		(1.45)	(1.23)	(0.24)	(0.70)		(0.94)	10.65	0.41%	0.35%	1.70%	(10.98%)	14,485	18%
4/1/2018 - 3/31/2019	15.51	0.16		0.12	0.28	(0.24)	(2.73)		(2.97)	12.82	0.41%	0.35%	1.09%	3.12%	19,458	53%
4/1/2017 - 3/31/2018	14.64	0.22		1.31	1.53	(0.26)	(0.40)		(0.66)	15.51	0.41%	0.35%	1.39%	10.42%	16,280	39%
4/1/2016 - 3/31/2017	13.76	0.26		1.54	1.80	(0.26)	(0.66)		(0.92)	14.64	0.42%	0.35%	1.80%	13.34%	13,275	43%
Pacific Funds Portfolio Optimization Aggressive-Growth

Class A
4/1/2020 - 3/31/2021	$11.38	$0.09		$6.70	$6.79	($0.21)	($0.34)		($0.55)	$17.62	0.66%	0.60%	0.56%	60.05%	$275,818	31%
4/1/2019 - 3/31/2020	14.25	0.19		(1.89)	(1.70)	(0.23)	(0.94)		(1.17)	11.38	0.67%	0.60%	1.31%	(13.66%)	191,505	19%
4/1/2018 - 3/31/2019	17.03	0.10		0.25	0.35	(0.25)	(2.88)		(3.13)	14.25	0.68%	0.60%	0.61%	3.39%	193,470	55%
4/1/2017 - 3/31/2018	15.79	0.12		1.81	1.93	(0.20)	(0.49)		(0.69)	17.03	0.68%	0.60%	0.74%	12.17%	189,903	41%
4/1/2016 - 3/31/2017	14.70	0.19		1.96	2.15	(0.19)	(0.87)		(1.06)	15.79	0.68%	0.60%	1.25%	15.06%	179,825	41%
Class C
4/1/2020 - 3/31/2021	$10.97	($0.03)		$6.45	$6.42	($0.13)	($0.34)		($0.47)	$16.92	1.41%	1.35%	(0.19%)	58.83%	$43,705	31%
4/1/2019 - 3/31/2020	13.76	0.08		(1.82)	(1.74)	(0.11)	(0.94)		(1.05)	10.97	1.42%	1.35%	0.56%	(14.25%)	35,339	19%
4/1/2018 - 3/31/2019	16.59	(0.02)		0.24	0.22	(0.17)	(2.88)		(3.05)	13.76	1.43%	1.35%	(0.14%)	2.57%	85,434	55%
4/1/2017 - 3/31/2018	15.43	(0.00	)(6)	1.75	1.75	(0.10)	(0.49)		(0.59)	16.59	1.43%	1.35%	(0.01%)	11.39%	97,877	41%
4/1/2016 - 3/31/2017	14.41	0.07		1.93	2.00	(0.11)	(0.87)		(0.98)	15.43	1.43%	1.35%	0.50%	14.18%	99,582	41%

Advisor Class
4/1/2020 - 3/31/2021	$11.44	$0.12		$6.74	$6.86	($0.24)	($0.34)		($0.58)	$17.72	0.41%	0.35%	0.81%	60.35%	$14,855	31%
4/1/2019 - 3/31/2020	14.29	0.23		(1.89)	(1.66)	(0.25)	(0.94)		(1.19)	11.44	0.42%	0.35%	1.56%	(13.34%)	9,606	19%
4/1/2018 - 3/31/2019	17.07	0.14		0.23	0.37	(0.27)	(2.88)		(3.15)	14.29	0.43%	0.35%	0.86%	3.57%	10,860	55%
4/1/2017 - 3/31/2018	15.82	0.17		1.80	1.97	(0.23)	(0.49)		(0.72)	17.07	0.43%	0.35%	0.99%	12.48%	10,067	41%
4/1/2016 - 3/31/2017	14.71	0.23		1.97	2.20	(0.22)	(0.87)		(1.09)	15.82	0.43%	0.35%	1.50%	15.32%	7,166	41%
Pacific Funds Ultra Short Income

Class I
4/1/2020 - 3/31/2021	$9.65	$0.12		$0.44	$0.56	($0.12)	($0.02)		($0.14)	$10.07	0.70%	0.32%	1.16%	5.81%	$12,993	96%
6/28/2019 - 3/31/2020	10.00	0.17		(0.35)	(0.18)	(0.17)	(0.00	)(6)	(0.17)	9.65	0.87%	0.32%	2.27%	(1.81%)	12,273	81%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Ultra Short Income (Continued)

Advisor Class
4/1/2020 - 3/31/2021	$9.65	$0.12	$0.44	$0.56	($0.12)	($0.02)		($0.14)	$10.07	0.69%	0.32%	1.16%	5.81%	$18,449	96%
6/28/2019 - 3/31/2020	10.00	0.17	(0.35)	(0.18)	(0.17)	(0.00	)(6)	(0.17)	9.65	0.97%	0.32%	2.27%	(1.81%)	12,401	81%
Pacific Funds Short Duration Income

Class A
4/1/2020 - 3/31/2021	$10.05	$0.16	$0.52	$0.68	($0.16)	$—		($0.16)	$10.57	0.88%	0.75%	1.50%	6.78%	$204,761	76%
4/1/2019 - 3/31/2020	10.30	0.24	(0.25)	(0.01)	(0.24)	—		(0.24)	10.05	0.99%	0.75%	2.33%	(0.13%)	154,309	56%
4/1/2018 - 3/31/2019	10.24	0.26	0.05	0.31	(0.25)	—		(0.25)	10.30	1.03%	0.75%	2.57%	3.11%	118,935	50%
4/1/2017 - 3/31/2018	10.32	0.21	(0.09)	0.12	(0.20)	—		(0.20)	10.24	1.04%	0.75%	2.03%	1.18%	94,197	76%
4/1/2016 - 3/31/2017	10.26	0.18	0.06	0.24	(0.18)	—		(0.18)	10.32	1.05%	0.83%	1.77%	2.36%	66,901	86%
Class C
4/1/2020 - 3/31/2021	$10.03	$0.08	$0.52	$0.60	($0.08)	$—		($0.08)	$10.55	1.63%	1.50%	0.75%	6.00%	$51,385	76%
4/1/2019 - 3/31/2020	10.28	0.16	(0.25)	(0.09)	(0.16)	—		(0.16)	10.03	1.74%	1.50%	1.58%	(0.87%)	48,816	56%
4/1/2018 - 3/31/2019	10.22	0.19	0.05	0.24	(0.18)	—		(0.18)	10.28	1.78%	1.50%	1.82%	2.35%	46,167	50%
4/1/2017 - 3/31/2018	10.30	0.13	(0.09)	0.04	(0.12)	—		(0.12)	10.22	1.79%	1.50%	1.28%	0.43%	44,337	76%
4/1/2016 - 3/31/2017	10.24	0.11	0.05	0.16	(0.10)	—		(0.10)	10.30	1.80%	1.58%	1.02%	1.60%	43,092	86%
Class I
4/1/2020 - 3/31/2021	$10.03	$0.18	$0.54	$0.72	($0.19)	$—		($0.19)	$10.56	0.63%	0.50%	1.75%	7.16%	$141,974	76%
4/1/2019 - 3/31/2020	10.29	0.27	(0.26)	0.01	(0.27)	—		(0.27)	10.03	0.63%	0.50%	2.58%	0.03%	106,402	56%
4/1/2018 - 3/31/2019	10.22	0.29	0.06	0.35	(0.28)	—		(0.28)	10.29	0.63%	0.50%	2.82%	3.47%	83,436	50%
4/1/2017 - 3/31/2018	10.30	0.24	(0.09)	0.15	(0.23)	—		(0.23)	10.22	0.64%	0.50%	2.28%	1.43%	4,329	76%
4/1/2016 - 3/31/2017	10.25	0.21	0.05	0.26	(0.21)	—		(0.21)	10.30	0.65%	0.53%	2.06%	2.56%	3,407	86%
Advisor Class
4/1/2020 - 3/31/2021	$10.05	$0.18	$0.54	$0.72	($0.19)	$—		($0.19)	$10.58	0.63%	0.50%	1.75%	7.14%	$778,271	76%
4/1/2019 - 3/31/2020	10.31	0.27	(0.26)	0.01	(0.27)	—		(0.27)	10.05	0.73%	0.50%	2.58%	0.02%	717,804	56%
4/1/2018 - 3/31/2019	10.24	0.29	0.06	0.35	(0.28)	—		(0.28)	10.31	0.78%	0.50%	2.82%	3.46%	483,476	50%
4/1/2017 - 3/31/2018	10.32	0.24	(0.09)	0.15	(0.23)	—		(0.23)	10.24	0.79%	0.50%	2.28%	1.43%	272,268	76%
4/1/2016 - 3/31/2017	10.26	0.21	0.06	0.27	(0.21)	—		(0.21)	10.32	0.80%	0.57%	2.02%	2.62%	162,554	86%
Pacific Funds Core Income

Class A
4/1/2020 - 3/31/2021	$10.60	$0.22	$0.66	$0.88	($0.22)	($0.08)		($0.30)	$11.18	0.98%	0.85%	1.95%	8.29%	$160,701	102%
4/1/2019 - 3/31/2020	10.52	0.29	0.08	0.37	(0.29)	—		(0.29)	10.60	1.09%	0.85%	2.70%	3.51%	140,650	70%
4/1/2018 - 3/31/2019	10.45	0.33	0.07	0.40	(0.33)	—		(0.33)	10.52	1.13%	0.85%	3.22%	3.99%	82,136	93%
4/1/2017 - 3/31/2018	10.51	0.28	(0.06)	0.22	(0.28)	—		(0.28)	10.45	1.12%	0.85%	2.62%	2.05%	132,006	91%
4/1/2016 - 3/31/2017	10.45	0.28	0.06	0.34	(0.28)	—		(0.28)	10.51	1.13%	0.93%	2.63%	3.23%	160,226	82%

Class C
4/1/2020 - 3/31/2021	$10.60	$0.14	$0.66	$0.80	($0.14)	($0.08)		($0.22)	$11.18	1.73%	1.60%	1.20%	7.48%	$53,990	102%
4/1/2019 - 3/31/2020	10.52	0.21	0.08	0.29	(0.21)	—		(0.21)	10.60	1.84%	1.60%	1.95%	2.73%	58,397	70%
4/1/2018 - 3/31/2019	10.46	0.26	0.06	0.32	(0.26)	—		(0.26)	10.52	1.88%	1.60%	2.47%	3.11%	81,309	93%
4/1/2017 - 3/31/2018	10.51	0.20	(0.05)	0.15	(0.20)	—		(0.20)	10.46	1.87%	1.60%	1.87%	1.38%	101,156	91%
4/1/2016 - 3/31/2017	10.45	0.20	0.06	0.26	(0.20)	—		(0.20)	10.51	1.88%	1.68%	1.88%	2.46%	120,546	82%
Class I
4/1/2020 - 3/31/2021	$10.61	$0.25	$0.67	$0.92	($0.26)	($0.08)		($0.34)	$11.19	0.73%	0.55%	2.25%	8.61%	$107,857	102%
4/1/2019 - 3/31/2020	10.53	0.33	0.07	0.40	(0.32)	—		(0.32)	10.61	0.73%	0.55%	3.00%	3.81%	60,355	70%
4/1/2018 - 3/31/2019	10.46	0.36	0.08	0.44	(0.37)	—		(0.37)	10.53	0.73%	0.55%	3.52%	4.30%	26,394	93%
4/1/2017 - 3/31/2018	10.52	0.31	(0.06)	0.25	(0.31)	—		(0.31)	10.46	0.72%	0.55%	2.92%	2.35%	4,339	91%
4/1/2016 - 3/31/2017	10.46	0.31	0.06	0.37	(0.31)	—		(0.31)	10.52	0.73%	0.62%	2.93%	3.54%	4,563	82%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Core Income (Continued)

Class P
4/1/2020 - 3/31/2021	$10.64	$0.26	$0.67	$0.93	($0.26)	($0.08)	($0.34)	$11.23	0.73%	0.55%		2.25%	8.68%	$46,122	102%
4/1/2019 - 3/31/2020	10.56	0.33	0.08	0.41	(0.33)	—	(0.33)	10.64	0.73%	0.55%		3.00%	3.80%	31,831	70%
4/1/2018 - 3/31/2019	10.49	0.37	0.07	0.44	(0.37)	—	(0.37)	10.56	0.73%	0.55%		3.52%	4.29%	40,570	93%
4/1/2017 - 3/31/2018	10.55	0.31	(0.07)	0.24	(0.30)	—	(0.30)	10.49	0.72%	0.60%		2.87%	2.29%	66,750	91%
4/1/2016 - 3/31/2017	10.49	0.30	0.06	0.36	(0.30)	—	(0.30)	10.55	0.73%	0.70%		2.86%	3.46%	122,260	82%

Advisor Class
4/1/2020 - 3/31/2021	$10.62	$0.26	$0.67	$0.93	($0.26)	($0.08)	($0.34)	$11.21	0.73%	0.55%		2.25%	8.70%	$801,154	102%
4/1/2019 - 3/31/2020	10.54	0.33	0.08	0.41	(0.33)	—	(0.33)	10.62	0.84%	0.55%		3.00%	3.81%	679,287	70%
4/1/2018 - 3/31/2019	10.48	0.36	0.07	0.43	(0.37)	—	(0.37)	10.54	0.88%	0.55%		3.52%	4.19%	393,645	93%
4/1/2017 - 3/31/2018	10.53	0.31	(0.05)	0.26	(0.31)	—	(0.31)	10.48	0.87%	0.55%		2.92%	2.45%	388,730	91%
4/1/2016 - 3/31/2017	10.47	0.31	0.05	0.36	(0.30)	—	(0.30)	10.53	0.88%	0.66%		2.90%	3.50%	337,844	82%
Pacific Funds Strategic Income

Class A
4/1/2020 - 3/31/2021	$9.72	$0.40	$1.79	$2.19	($0.39)	$—	($0.39)	$11.52	1.08%	0.95%		3.57%	22.82%	$104,659	86%
4/1/2019 - 3/31/2020	10.60	0.43	(0.88)	(0.45)	(0.43)	—	(0.43)	9.72	1.19%	0.95%		3.94%	(4.58%)	71,510	98%
4/1/2018 - 3/31/2019	10.71	0.47	(0.11)	0.36	(0.47)	—	(0.47)	10.60	1.23%	0.95%		4.43%	3.43%	61,503	99%
4/1/2017 - 3/31/2018	10.68	0.40	0.02	0.42	(0.39)	—	(0.39)	10.71	1.23%	0.95%		3.70%	3.95%	71,948	94%
4/1/2016 - 3/31/2017	10.09	0.39	0.59	0.98	(0.39)	—	(0.39)	10.68	1.25%	1.02%		3.71%	9.82%	66,765	116%
Class C
4/1/2020 - 3/31/2021	$9.69	$0.32	$1.80	$2.12	($0.32)	$—	($0.32)	$11.49	1.83%	1.65%		2.87%	22.04%	$72,157	86%
4/1/2019 - 3/31/2020	10.58	0.35	(0.89)	(0.54)	(0.35)	—	(0.35)	9.69	1.94%	1.65%		3.24%	(5.35%)	63,134	98%
4/1/2018 - 3/31/2019	10.69	0.39	(0.11)	0.28	(0.39)	—	(0.39)	10.58	1.98%	1.65%		3.73%	2.73%	58,634	99%
4/1/2017 - 3/31/2018	10.66	0.32	0.02	0.34	(0.31)	—	(0.31)	10.69	1.98%	1.65%		3.00%	3.25%	57,389	94%
4/1/2016 - 3/31/2017	10.07	0.31	0.59	0.90	(0.31)	—	(0.31)	10.66	2.00%	1.76%		2.97%	9.03%	50,016	116%
Class I
4/1/2020 - 3/31/2021	$9.66	$0.42	$1.80	$2.22	($0.43)	$—	($0.43)	$11.45	0.84%	0.65%		3.87%	23.23%	$13,842	86%
4/1/2019 - 3/31/2020	10.54	0.46	(0.88)	(0.42)	(0.46)	—	(0.46)	9.66	0.83%	0.65%		4.24%	(4.32%)	16,622	98%
4/1/2018 - 3/31/2019	10.65	0.50	(0.11)	0.39	(0.50)	—	(0.50)	10.54	0.83%	0.65%		4.73%	3.77%	5,750	99%
4/1/2017 - 3/31/2018	10.62	0.43	0.02	0.45	(0.42)	—	(0.42)	10.65	0.83%	0.65%		4.00%	4.28%	3,882	94%
4/1/2016 - 3/31/2017	10.03	0.42	0.59	1.01	(0.42)	—	(0.42)	10.62	0.85%	0.71%		4.01%	10.20%	2,446	116%

Advisor Class
4/1/2020 - 3/31/2021	$9.72	$0.43	$1.79	$2.22	($0.42)	$—	($0.42)	$11.52	0.83%	0.70%		3.82%	23.12%	$832,054	86%
4/1/2019 - 3/31/2020	10.60	0.45	(0.87)	(0.42)	(0.46)	—	(0.46)	9.72	0.94%	0.70%		4.19%	(4.34%)	491,221	98%
4/1/2018 - 3/31/2019	10.71	0.49	(0.11)	0.38	(0.49)	—	(0.49)	10.60	0.98%	0.70%		4.68%	3.70%	456,428	99%
4/1/2017 - 3/31/2018	10.68	0.43	0.02	0.45	(0.42)	—	(0.42)	10.71	0.98%	0.70%		3.95%	4.21%	405,200	94%
4/1/2016 - 3/31/2017	10.09	0.42	0.58	1.00	(0.41)	—	(0.41)	10.68	1.00%	0.77%		3.96%	10.09%	217,482	116%
Pacific Funds Floating Rate Income

Class A
4/1/2020 - 3/31/2021	$8.80	$0.34	$0.92	$1.26	($0.34)	$—	($0.34)	$9.72	1.17%	1.02	%(7)	3.63%	14.52%	$170,353	116%
4/1/2019 - 3/31/2020	9.88	0.46	(1.08)	(0.62)	(0.46)	—	(0.46)	8.80	1.27%	1.02%		4.64%	(6.69%)	162,511	116%
4/1/2018 - 3/31/2019	10.12	0.49	(0.24)	0.25	(0.49)	—	(0.49)	9.88	1.29%	1.01%		4.92%	2.57%	202,929	122%
4/1/2017 - 3/31/2018	10.15	0.42	(0.04)	0.38	(0.41)	—	(0.41)	10.12	1.28%	1.01%		4.11%	3.85%	209,034	158%
4/1/2016 - 3/31/2017	9.76	0.42	0.38	0.80	(0.41)	—	(0.41)	10.15	1.30%	1.09%		4.21%	8.32%	207,238	168%
Class C
4/1/2020 - 3/31/2021	$8.79	$0.28	$0.92	$1.20	($0.28)	$—	($0.28)	$9.71	1.92%	1.72	%(7)	2.93%	13.74%	$87,940	116%
4/1/2019 - 3/31/2020	9.86	0.39	(1.08)	(0.69)	(0.38)	—	(0.38)	8.79	2.03%	1.72%		3.94%	(7.31%)	102,846	116%
4/1/2018 - 3/31/2019	10.10	0.42	(0.24)	0.18	(0.42)	—	(0.42)	9.86	2.04%	1.71%		4.22%	1.86%	197,081	122%
4/1/2017 - 3/31/2018	10.13	0.34	(0.03)	0.31	(0.34)	—	(0.34)	10.10	2.03%	1.71%		3.41%	3.14%	191,239	158%
4/1/2016 - 3/31/2017	9.74	0.35	0.37	0.72	(0.33)	—	(0.33)	10.13	2.05%	1.83%		3.47%	7.54%	180,612	168%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Floating Rate Income (Continued)

Class I
4/1/2020 - 3/31/2021	$8.81	$0.38	$0.91	$1.29	($0.37)	$—	($0.37)	$9.73	0.91%	0.72	%(7)	3.93%	14.87%	$1,019,062	116%
4/1/2019 - 3/31/2020	9.90	0.49	(1.09)	(0.60)	(0.49)	—	(0.49)	8.81	0.91%	0.72%		4.94%	(6.49%)	415,170	116%
4/1/2018 - 3/31/2019	10.14	0.52	(0.23)	0.29	(0.53)	—	(0.53)	9.90	0.90%	0.71%		5.22%	2.88%	497,335	122%
4/1/2017 - 3/31/2018	10.16	0.45	(0.03)	0.42	(0.44)	—	(0.44)	10.14	0.88%	0.71%		4.41%	4.25%	294,352	158%
4/1/2016 - 3/31/2017	9.77	0.45	0.38	0.83	(0.44)	—	(0.44)	10.16	0.89%	0.78%		4.52%	8.63%	249,811	168%
Class P
4/1/2020 - 3/31/2021	$8.81	$0.37	$0.92	$1.29	($0.37)	$—	($0.37)	$9.73	0.91%	0.72	%(7)	3.93%	14.85%	$9,560	116%
4/1/2019 - 3/31/2020	9.90	0.49	(1.09)	(0.60)	(0.49)	—	(0.49)	8.81	0.91%	0.72%		4.95%	(6.49%)	7,900	116%
4/1/2018 - 3/31/2019	10.14	0.53	(0.25)	0.28	(0.52)	—	(0.52)	9.90	0.89%	0.71%		5.22%	2.87%	32,176	122%
4/1/2017 - 3/31/2018	10.16	0.44	(0.02)	0.42	(0.44)	—	(0.44)	10.14	0.88%	0.76%		4.36%	4.20%	64,557	158%
4/1/2016 - 3/31/2017	9.76	0.45	0.38	0.83	(0.43)	—	(0.43)	10.16	0.89%	0.87%		4.43%	8.56%	78,660	168%
Advisor Class
4/1/2020 - 3/31/2021	$8.83	$0.37	$0.92	$1.29	($0.37)	$—	($0.37)	$9.75	0.91%	0.77	%(7)	3.88%	14.78%	$716,233	116%
4/1/2019 - 3/31/2020	9.92	0.48	(1.09)	(0.61)	(0.48)	—	(0.48)	8.83	1.03%	0.77%		4.89%	(6.52%)	506,347	116%
4/1/2018 - 3/31/2019	10.16	0.52	(0.24)	0.28	(0.52)	—	(0.52)	9.92	1.04%	0.76%		5.17%	2.83%	830,452	122%
4/1/2017 - 3/31/2018	10.18	0.44	(0.02)	0.42	(0.44)	—	(0.44)	10.16	1.03%	0.76%		4.36%	4.20%	715,700	158%
4/1/2016 - 3/31/2017	9.79	0.45	0.37	0.82	(0.43)	—	(0.43)	10.18	1.04%	0.83%		4.47%	8.56%	450,761	168%
Pacific Funds High Income

Class A
4/1/2020 - 3/31/2021	$8.75	$0.51	$1.59	$2.10	($0.51)	$—	($0.51)	$10.34	1.13%	0.95%		5.13%	24.45%	$7,496	66%
4/1/2019 - 3/31/2020	10.07	0.52	(1.33)	(0.81)	(0.51)	—	(0.51)	8.75	1.24%	0.95%		5.11%	(8.61%)	7,227	63%
4/1/2018 - 3/31/2019	10.23	0.55	(0.16)	0.39	(0.55)	—	(0.55)	10.07	1.31%	0.95%		5.48%	3.97%	5,174	64%
4/1/2017 - 3/31/2018	10.29	0.50	(0.03)	0.47	(0.53)	—	(0.53)	10.23	1.46%	0.95%		4.82%	4.66%	5,463	72%
4/1/2016 - 3/31/2017	9.44	0.48	0.92	1.40	(0.55)	—	(0.55)	10.29	1.32%	1.03%		4.81%	15.16%	5,626	61%

Class C
4/1/2020 - 3/31/2021	$8.74	$0.44	$1.59	$2.03	($0.44)	$—	($0.44)	$10.33	1.88%	1.65%		4.43%	23.61%	$1,937	66%
4/1/2019 - 3/31/2020	10.06	0.45	(1.33)	(0.88)	(0.44)	—	(0.44)	8.74	2.00%	1.65%		4.41%	(9.28%)	2,007	63%
4/1/2018 - 3/31/2019	10.21	0.48	(0.15)	0.33	(0.48)	—	(0.48)	10.06	2.06%	1.65%		4.78%	3.35%	3,726	64%
4/1/2017 - 3/31/2018	10.28	0.43	(0.04)	0.39	(0.46)	—	(0.46)	10.21	2.21%	1.65%		4.12%	3.84%	4,418	72%
4/1/2016 - 3/31/2017	9.43	0.41	0.92	1.33	(0.48)	—	(0.48)	10.28	2.07%	1.76%		4.07%	14.36%	4,802	61%
Class I
4/1/2020 - 3/31/2021	$8.66	$0.53	$1.59	$2.12	($0.54)	$—	($0.54)	$10.24	0.88%	0.70%		5.38%	24.76%	$62	66%
4/1/2019 - 3/31/2020	9.98	0.54	(1.33)	(0.79)	(0.53)	—	(0.53)	8.66	0.88%	0.70%		5.36%	(8.36%)	54	63%
4/1/2018 - 3/31/2019	10.14	0.57	(0.16)	0.41	(0.57)	—	(0.57)	9.98	0.91%	0.70%		5.73%	4.27%	175	64%
4/1/2017 - 3/31/2018	10.21	0.52	(0.02)	0.50	(0.57)	—	(0.57)	10.14	1.07%	0.70%		5.07%	4.95%	211	72%
4/1/2016 - 3/31/2017	9.37	0.51	0.91	1.42	(0.58)	—	(0.58)	10.21	0.90%	0.73%		5.10%	15.52%	5,204	61%
Class P
4/1/2020 - 3/31/2021	$8.66	$0.53	$1.59	$2.12	($0.54)	$—	($0.54)	$10.24	0.88%	0.70%		5.38%	24.91%	$146,345	66%
4/1/2019 - 3/31/2020	9.98	0.54	(1.33)	(0.79)	(0.53)	—	(0.53)	8.66	0.88%	0.70%		5.36%	(8.46%)	120,807	63%
4/1/2018 - 3/31/2019	10.14	0.57	(0.16)	0.41	(0.57)	—	(0.57)	9.98	0.91%	0.70%		5.73%	4.27%	113,317	64%
4/1/2017 - 3/31/2018	10.20	0.52	(0.02)	0.50	(0.56)	—	(0.56)	10.14	1.06%	0.73%		5.04%	4.92%	68,844	72%
4/1/2016 - 3/31/2017	9.36	0.49	0.93	1.42	(0.58)	—	(0.58)	10.20	0.95%	0.80%		5.04%	15.47%	10,554	61%
Advisor Class
4/1/2020 - 3/31/2021	$8.76	$0.54	$1.60	$2.14	($0.54)	$—	($0.54)	$10.36	0.88%	0.70%		5.38%	24.86%	$3,937	66%
4/1/2019 - 3/31/2020	10.08	0.54	(1.33)	(0.79)	(0.53)	—	(0.53)	8.76	1.00%	0.70%		5.36%	(8.38%)	3,329	63%
4/1/2018 - 3/31/2019	10.24	0.58	(0.17)	0.41	(0.57)	—	(0.57)	10.08	1.06%	0.70%		5.73%	4.23%	3,669	64%
4/1/2017 - 3/31/2018	10.30	0.53	(0.03)	0.50	(0.56)	—	(0.56)	10.24	1.21%	0.70%		5.07%	4.91%	2,503	72%
4/1/2016 - 3/31/2017	9.44	0.51	0.93	1.44	(0.58)	—	(0.58)	10.30	1.06%	0.77%		5.07%	15.58%	2,304	61%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds ESG Core Bond

Class I
12/14/2020 - 3/31/2021	$10.00	$0.03		($0.30)	($0.27)	($0.03)		$—	($0.03)	$9.70	0.97%	0.48%	0.88%	(2.73%)	$12,156	26%

Advisor Class
12/14/2020 - 3/31/2021	$10.00	$0.03		($0.30)	($0.27)	($0.03)		$—	($0.03)	$9.70	0.97%	0.48%	0.88%	(2.73%)	$12,156	26%
Pacific Funds Small/Mid-Cap

Class A
4/1/2020 - 3/31/2021	$9.52	($0.04)		$7.99	$7.95	$—		$—	$—	$17.47	1.24%	1.20%	(0.33%)	83.51%	$22,988	64%
4/1/2019 - 3/31/2020	13.02	(0.00	)(6)	(3.47)	(3.47)	(0.03)		—	(0.03)	9.52	1.37%	1.23%	(0.03%)	(26.71%)	14,379	36%
4/1/2018 - 3/31/2019	13.23	(0.02)		0.16	0.14	—		(0.35)	(0.35)	13.02	1.48%	1.30%	(0.11%)	1.19%	21,872	33%
4/1/2017 - 3/31/2018	11.93	(0.04)		1.35	1.31	—		(0.01)	(0.01)	13.23	1.51%	1.30%	(0.28%)	11.02%	21,131	23%
4/1/2016 - 3/31/2017	9.93	(0.02)		2.05	2.03	—		(0.03)	(0.03)	11.93	1.71%	1.30%	(0.19%)	20.44%	18,360	45%
Class C
4/1/2020 - 3/31/2021	$9.24	($0.14)		$7.73	$7.59	$—		$—	$—	$16.83	1.99%	1.95%	(1.08%)	82.14%	$10,990	64%
4/1/2019 - 3/31/2020	12.70	(0.10)		(3.36)	(3.46)	—		—	—	9.24	2.13%	1.98%	(0.78%)	(27.24%)	9,277	36%
4/1/2018 - 3/31/2019	13.01	(0.11)		0.15	0.04	—		(0.35)	(0.35)	12.70	2.23%	2.05%	(0.87%)	0.43%	16,875	33%
4/1/2017 - 3/31/2018	11.81	(0.13)		1.34	1.21	—		(0.01)	(0.01)	13.01	2.26%	2.05%	(1.03%)	10.28%	15,458	23%
4/1/2016 - 3/31/2017	9.91	(0.10)		2.03	1.93	—		(0.03)	(0.03)	11.81	2.46%	2.05%	(0.94%)	19.47%	7,383	45%
Advisor Class
4/1/2020- 3/31/2021	$9.58	($0.01)		$8.05	$8.04	($0.05)		$—	($0.05)	$17.57	1.00%	0.95%	(0.08%)	84.04%	$312,981	64%
4/1/2019 - 3/31/2020	13.11	0.03		(3.50)	(3.47)	(0.06)		—	(0.06)	9.58	1.12%	0.98%	0.22%	(26.61%)	214,344	36%
4/1/2018 - 3/31/2019	13.28	0.02		0.16	0.18	(0.00	)(6)	(0.35)	(0.35)	13.11	1.23%	1.05%	0.13%	1.50%	328,171	33%
4/1/2017 - 3/31/2018	11.94	0.00	(6)	1.35	1.35	—		(0.01)	(0.01)	13.28	1.26%	1.05%	(0.03%)	11.34%	176,897	23%
4/1/2016 - 3/31/2017	9.92	0.01		2.05	2.06	(0.01)		(0.03)	(0.04)	11.94	1.46%	1.05%	0.06%	20.73%	70,260	45%

Class R6
4/1/2020 - 3/31/2021	$9.59	$0.00	(6)	$8.08	$8.08	($0.06)		$—	($0.06)	$17.61	0.99%	0.86%	0.01%	84.32%	$1,558	64%
4/1/2019 - 3/31/2020	13.12	0.04		(3.50)	(3.46)	(0.07)		—	(0.07)	9.59	1.01%	0.93%	0.27%	(26.57%)	4,802	36%
4/1/2018 - 3/31/2019	13.29	0.02		0.16	0.18	(0.00	)(6)	(0.35)	(0.35)	13.12	1.08%	1.00%	0.19%	1.52%	6,422	33%
4/1/2017 - 3/31/2018	11.94	0.00	(6)	1.36	1.36	—		(0.01)	(0.01)	13.29	1.11%	1.00%	0.02%	11.43%	9,977	23%
4/1/2016 - 3/31/2017	9.92	0.01		2.05	2.06	(0.01)		(0.03)	(0.04)	11.94	1.31%	1.00%	0.11%	20.78%	8,531	45%
Pacific Funds Small-Cap

Class A
4/1/2020 - 3/31/2021	$8.56	($0.05)		$7.51	$7.46	$—		$—	$—	$16.02	1.88%	1.20%	(0.40%)	87.15%	$2,659	75%
4/1/2019 - 3/31/2020	12.12	(0.03)		(3.51)	(3.54)	(0.02)		—	(0.02)	8.56	1.73%	1.23%	(0.21%)	(29.27%)	3,343	42%
4/1/2018 - 3/31/2019	12.86	(0.03)		(0.06)	(0.09)	—		(0.65)	(0.65)	12.12	1.72%	1.30%	(0.21%)	(0.53%)	4,986	56%
4/1/2017 - 3/31/2018	11.77	(0.02)		1.33	1.31	(0.01)		(0.21)	(0.22)	12.86	1.89%	1.30%	(0.16%)	11.17%	2,367	62%
4/1/2016 - 3/31/2017	9.68	(0.00	)(6)	2.19	2.19	(0.10)		—	(0.10)	11.77	3.44%	1.30%	(0.04%)	22.70%	1,759	62%
Class C
4/1/2020 - 3/31/2021	$8.38	($0.13)		$7.31	$7.18	$—		$—	$—	$15.56	2.65%	1.95%	(1.15%)	85.68%	$789	75%
4/1/2019 - 3/31/2020	11.94	(0.11)		(3.45)	(3.56)	—		—	—	8.38	2.48%	1.98%	(0.96%)	(29.82%)	538	42%
4/1/2018 - 3/31/2019	12.76	(0.12)		(0.05)	(0.17)	—		(0.65)	(0.65)	11.94	2.47%	2.05%	(0.96%)	(1.17%)	902	56%
4/1/2017 - 3/31/2018	11.76	(0.11)		1.32	1.21	—		(0.21)	(0.21)	12.76	2.64%	2.05%	(0.91%)	10.32%	797	62%
4/1/2016 - 3/31/2017	9.66	(0.09)		2.19	2.10	—		—	—	11.76	4.19%	2.05%	(0.79%)	21.74%	641	62%
Advisor Class
4/1/2020 - 3/31/2021	$8.71	($0.02)		$7.64	$7.62	($0.01)		$—	($0.01)	$16.32	1.65%	0.95%	(0.15%)	87.51%	$11,402	75%
4/1/2019 - 3/31/2020	12.32	0.00	(6)	(3.57)	(3.57)	(0.04)		—	(0.04)	8.71	1.48%	0.98%	0.04%	(29.07%)	7,897	42%
4/1/2018 - 3/31/2019	13.04	0.01		(0.07)	(0.06)	(0.01)		(0.65)	(0.66)	12.32	1.47%	1.05%	0.04%	(0.26%)	13,220	56%
4/1/2017 - 3/31/2018	11.90	0.01		1.35	1.36	(0.01)		(0.21)	(0.22)	13.04	1.64%	1.05%	0.09%	11.45%	14,767	62%
4/1/2016 - 3/31/2017	9.68	0.02		2.21	2.23	(0.01)		—	(0.01)	11.90	3.19%	1.05%	0.21%	23.03%	8,265	62%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small-Cap (Continued)

Class R6
4/1/2020 - 3/31/2021	$7.97	($0.01)	$7.02	$7.01	$—	$—	$—	$14.98	1.64%	0.86%		(0.06%)	87.72%	$1,752	75%
4/1/2019 - 3/31/2020	11.29	0.01	(3.28)	(3.27)	(0.05)	—	(0.05)	7.97	1.37%	0.93%		0.09%	(29.05%)	731	42%
4/1/2018 - 3/31/2019	12.00	0.01	(0.06)	(0.05)	(0.01)	(0.65)	(0.66)	11.29	1.32%	1.00%		0.09%	(0.18%)	658	56%
4/1/2017 - 3/31/2018	10.95	0.02	1.24	1.26	—	(0.21)	(0.21)	12.00	1.49%	1.00%		0.14%	11.54%	457	62%
4/1/2016 - 3/31/2017	9.67	0.03	2.17	2.20	(0.92)	—	(0.92)	10.95	3.04%	1.00%		0.26%	23.03%	140	62%
Pacific Funds Small-Cap Value

Class A
4/1/2020 - 3/31/2021	$6.15	$0.02	$5.41	$5.43	($0.05)	$—	($0.05)	$11.53	1.85%	1.20%		0.23%	88.38%	$2,206	87%
4/1/2019 - 3/31/2020	9.10	0.04	(2.92)	(2.88)	(0.07)	—	(0.07)	6.15	1.72%	1.22%		0.41%	(31.93%)	1,023	45%
4/1/2018 - 3/31/2019	11.17	0.03	(0.49)	(0.46)	(0.03)	(1.58)	(1.61)	9.10	1.67%	1.30%		0.30%	(3.68%)	1,298	51%
4/1/2017 - 3/31/2018	11.52	0.02	0.62	0.64	(0.03)	(0.96)	(0.99)	11.17	1.65%	1.30%		0.14%	5.41%	1,105	47%
4/1/2016 - 3/31/2017	9.47	0.03	2.13	2.16	(0.06)	(0.05)	(0.11)	11.52	1.90%	1.30%		0.23%	22.65%	743	76%

Class C
4/1/2020 - 3/31/2021	$6.04	($0.04)	$5.30	$5.26	$—	$—	$—	$11.30	2.62%	1.95%		(0.52%)	87.09%	$801	87%
4/1/2019 - 3/31/2020	8.94	(0.03)	(2.87)	(2.90)	—	—	—	6.04	2.47%	1.97%		(0.35%)	(32.44%)	644	45%
4/1/2018 - 3/31/2019	11.06	(0.05)	(0.49)	(0.54)	—	(1.58)	(1.58)	8.94	2.42%	2.05%		(0.45%)	(4.47%)	1,287	51%
4/1/2017 - 3/31/2018	11.46	(0.07)	0.63	0.56	—	(0.96)	(0.96)	11.06	2.40%	2.05%		(0.61%)	4.72%	1,568	47%
4/1/2016 - 3/31/2017	9.46	(0.06)	2.12	2.06	(0.01)	(0.05)	(0.06)	11.46	2.65%	2.05%		(0.52%)	21.81%	1,105	76%
Advisor Class
4/1/2020 - 3/31/2021	$6.19	$0.04	$5.47	$5.51	($0.07)	$—	($0.07)	$11.63	1.61%	0.95%		0.48%	89.25%	$13,750	87%
4/1/2019 - 3/31/2020	9.16	0.06	(2.94)	(2.88)	(0.09)	—	(0.09)	6.19	1.47%	0.97%		0.66%	(31.79%)	10,018	45%
4/1/2018 - 3/31/2019	11.24	0.06	(0.51)	(0.45)	(0.05)	(1.58)	(1.63)	9.16	1.42%	1.05%		0.55%	(3.51%)	11,664	51%
4/1/2017 - 3/31/2018	11.59	0.05	0.63	0.68	(0.07)	(0.96)	(1.03)	11.24	1.40%	1.05%		0.39%	5.70%	15,511	47%
4/1/2016 - 3/31/2017	9.48	0.05	2.15	2.20	(0.04)	(0.05)	(0.09)	11.59	1.65%	1.05%		0.48%	23.02%	20,617	76%
Class R6
4/1/2020 - 3/31/2021	$6.17	$0.05	$5.42	$5.47	($0.09)	$—	($0.09)	$11.55	1.61%	0.86%		0.57%	88.95%	$1,160	87%
4/1/2019 - 3/31/2020	9.12	0.07	(2.92)	(2.85)	(0.10)	—	(0.10)	6.17	1.36%	0.92%		0.70%	(31.67%)	2,314	45%
4/1/2018 - 3/31/2019	11.21	0.07	(0.52)	(0.45)	(0.06)	(1.58)	(1.64)	9.12	1.27%	1.00%		0.60%	(3.52%)	3,134	51%
4/1/2017 - 3/31/2018	11.55	0.05	0.64	0.69	(0.07)	(0.96)	(1.03)	11.21	1.25%	1.00%		0.44%	5.78%	9,657	47%
4/1/2016 - 3/31/2017	9.47	0.06	2.13	2.19	(0.06)	(0.05)	(0.11)	11.55	1.50%	1.00%		0.53%	23.02%	9,655	76%
PF Inflation Managed Fund
Class P
4/1/2020 - 3/31/2021	$9.12	$0.14	$0.79	$0.93	($0.17)	$—	($0.17)	$9.88	0.85%	0.61	%(7)	1.41%	10.19%	$32,982	199%
4/1/2019 - 3/31/2020	8.81	0.25	0.18	0.43	(0.12)	—	(0.12)	9.12	1.25%	1.08%		2.76%	4.94%	20,950	249%
4/1/2018 - 3/31/2019	8.88	0.16	0.05	0.21	(0.28)	—	(0.28)	8.81	1.15%	1.07%		1.86%	2.50%	40,949	126%
4/1/2017 - 3/31/2018	8.92	0.27	(0.19)	0.08	(0.12)	—	(0.12)	8.88	1.06%	0.94%		3.08%	0.87%	75,772	108%
4/1/2016 - 3/31/2017	8.73	0.29	(0.10)	0.19	—	—	—	8.92	0.98%	0.80%		3.35%	2.18%	13,130	194%
PF Managed Bond Fund
Class P
4/1/2020 - 3/31/2021	$11.03	$0.20	$0.34	$0.54	($0.16)	($0.50)	($0.66)	$10.91	0.66%	0.55%		1.76%	4.69%	$562,319	492%
4/1/2019 - 3/31/2020	10.56	0.32	0.41	0.73	(0.14)	(0.12)	(0.26)	11.03	0.82%	0.73%		2.93%	6.89%	386,833	512%
4/1/2018 - 3/31/2019	10.58	0.31	0.03	0.34	(0.36)	—	(0.36)	10.56	0.72%	0.63%		3.02%	3.43%	497,359	520%
4/1/2017 - 3/31/2018	10.67	0.29	0.05	0.34	(0.42)	(0.01)	(0.43)	10.58	0.64%	0.57%		2.63%	3.29%	598,676	364%
4/1/2016 - 3/31/2017	10.57	0.26	0.10	0.36	(0.15)	(0.11)	(0.26)	10.67	0.64%	0.56%		2.39%	3.42%	742,216	372%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Short Duration Bond Fund
Class P
4/1/2020 - 3/31/2021	$9.77	$0.16	$0.47	$0.63	($0.26)		$—	($0.26)	$10.14	0.66%	0.55%	1.61%	6.47%	$97,529	98%
4/1/2019 - 3/31/2020	9.93	0.24	(0.14)	0.10	(0.26)		—	(0.26)	9.77	0.65%	0.55%	2.38%	0.97%	122,280	109%
4/1/2018 - 3/31/2019	9.79	0.23	0.07	0.30	(0.16)		—	(0.16)	9.93	0.64%	0.55%	2.34%	3.05%	155,358	164%
4/1/2017 - 3/31/2018	9.88	0.15	(0.09)	0.06	(0.15)		—	(0.15)	9.79	0.63%	0.55%	1.56%	0.65%	112,269	67%
4/1/2016 - 3/31/2017	9.84	0.12	0.01	0.13	(0.09)		—	(0.09)	9.88	0.68%	0.55%	1.16%	1.36%	167,639	233%
PF Emerging Markets Debt Fund
Class P
4/1/2020 - 3/31/2021	$7.18	$0.34	$1.16	$1.50	($0.43)		$—	($0.43)	$8.25	1.18%	0.92%	4.09%	20.47%	$61,478	89%
4/1/2019 - 3/31/2020	9.17	0.51	(2.02)	(1.51)	(0.48)		—	(0.48)	7.18	1.14%	0.92%	5.64%	(17.58%)	87,623	73%
4/1/2018 - 3/31/2019	9.37	0.47	(0.54)	(0.07)	(0.13)		—	(0.13)	9.17	1.09%	0.93%	5.37%	(0.61%)	71,599	60%
4/1/2017 - 3/31/2018	9.39	0.51	0.30	0.81	(0.83)		—	(0.83)	9.37	1.11%	0.94%	5.28%	8.76%	85,758	68%
4/1/2016 - 3/31/2017	9.14	0.72	0.58	1.30	(1.05)		—	(1.05)	9.39	1.10%	0.94%	7.58%	14.88%	42,614	75%
PF Growth Fund
Class P
4/1/2020 - 3/31/2021	$27.10	($0.08)	$13.51	$13.43	$—		($9.99)	($9.99)	$30.54	0.78%	0.70%	(0.24%)	50.42%	$179,183	32%
4/1/2019 - 3/31/2020	27.18	(0.02)	0.93	0.91	(0.00	)(6)	(0.99)	(0.99)	27.10	0.77%	0.70%	(0.06%)	3.04%	163,575	20%
4/1/2018 - 3/31/2019	25.38	0.00 (6)	3.62	3.62	(0.01)		(1.81)	(1.82)	27.18	0.77%	0.70%	0.01%	14.99%	186,331	28%
4/1/2017 - 3/31/2018	20.94	0.04	5.33	5.37	(0.04)		(0.89)	(0.93)	25.38	0.76%	0.70%	0.16%	25.93%	206,732	34%
4/1/2016 - 3/31/2017	18.82	0.02	2.61	2.63	(0.02)		(0.49)	(0.51)	20.94	0.77%	0.70%	0.12%	14.25%	135,132	43%
PF Large-Cap Value Fund
Class P
4/1/2020 - 3/31/2021	$9.66	$0.14	$4.72	$4.86	($0.17)		($2.04)	($2.21)	$12.31	0.88%	0.80%	1.25%	52.63%	$171,537	29%
4/1/2019 - 3/31/2020	11.95	0.20	(1.62)	(1.42)	(0.17)		(0.70)	(0.87)	9.66	0.87%	0.80%	1.59%	(13.51%)	160,365	28%
4/1/2018 - 3/31/2019	17.14	0.24	0.46	0.70	(0.17)		(5.72)	(5.89)	11.95	0.86%	0.80%	1.55%	5.49%	171,046	43%
4/1/2017 - 3/31/2018	16.60	0.22	0.79	1.01	(0.23)		(0.24)	(0.47)	17.14	0.86%	0.80%	1.27%	6.01%	154,943	7%
4/1/2016 - 3/31/2017	14.78	0.22	2.11	2.33	(0.20)		(0.31)	(0.51)	16.60	0.86%	0.80%	1.40%	15.88%	433,551	21%
PF Small-Cap Growth Fund
Class P
4/1/2020 - 3/31/2021	$14.19	($0.06)	$12.31	$12.25	($0.01)		($4.74)	($4.75)	$21.69	0.91%	0.75%	(0.27%)	89.21%	$63,555	139%
4/1/2019 - 3/31/2020	18.43	(0.11)	(2.31)	(2.42)	—		(1.82)	(1.82)	14.19	0.97%	0.75%	(0.60%)	(14.67%)	17,691	126%
4/1/2018 - 3/31/2019	14.84	(0.09)	3.80	3.71	—		(0.12)	(0.12)	18.43	0.87%	0.75%	(0.55%)	25.05%	15,687	127%
4/1/2017 - 3/31/2018	11.50	(0.06)	3.40	3.34	—		—	—	14.84	0.90%	0.75%	(0.45%)	29.04%	9,463	86%
4/1/2016 - 3/31/2017	9.80	(0.04)	1.74	1.70	—		—	—	11.50	0.90%	0.75%	(0.40%)	17.35%	8,805	123%
PF Small-Cap Value Fund
Class P
4/1/2020 - 3/31/2021	$5.17	$0.05	$5.64	$5.69	($0.03)		$—	($0.03)	$10.83	1.00%	0.90%	0.60%	110.27%	$116,909	99%
4/1/2019 - 3/31/2020	8.21	0.04	(2.39)	(2.35)	(0.05)		(0.64)	(0.69)	5.17	1.00%	0.90%	0.53%	(31.62%)	28,016	36%
4/1/2018 - 3/31/2019	11.22	0.04	(0.56)	(0.52)	(0.03)		(2.46)	(2.49)	8.21	0.97%	0.90%	0.35%	(4.23%)	70,618	56%
4/1/2017 - 3/31/2018	12.09	0.02	0.79	0.81	(0.02)		(1.66)	(1.68)	11.22	0.97%	0.90%	0.17%	6.54%	81,515	30%
4/1/2016 - 3/31/2017	10.14	0.01	2.44	2.45	(0.07)		(0.43)	(0.50)	12.09	0.98%	0.90%	0.12%	23.99%	118,590	49%
PF Emerging Markets Fund
Class P
4/1/2020 - 3/31/2021	$9.80	$0.05	$5.43	$5.48	($0.01)		($0.39)	($0.40)	$14.88	1.16%	0.95%	0.37%	56.13%	$141,783	40%
4/1/2019 - 3/31/2020	14.71	0.13	(1.50)	(1.37)	(0.19)		(3.35)	(3.54)	9.80	1.29%	0.95%	0.90%	(14.07%)	97,618	65%
4/1/2018 - 3/31/2019	17.30	0.13	(0.95)	(0.82)	(0.09)		(1.68)	(1.77)	14.71	1.16%	0.95%	0.84%	(3.61%)	133,887	46%
4/1/2017 - 3/31/2018	13.81	0.10	3.49	3.59	(0.10)		—	(0.10)	17.30	1.20%	0.95%	0.63%	25.93%	178,391	34%
4/1/2016 - 3/31/2017	12.09	0.08	1.71	1.79	(0.07)		—	(0.07)	13.81	1.20%	0.95%	0.64%	14.83%	200,620	69%

See Notes to Financial Statements	See explanation of references on C-28

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF International Large-Cap Fund
Class P
4/1/2020 - 3/31/2021	$9.05	$0.12	$3.54	$3.66	($0.07)		($1.11)	($1.18)	$11.53	1.30%	0.99%	1.06%	40.85%	$48,891	20%
4/1/2019 - 3/31/2020	11.63	0.17	(0.87)	(0.70)	(0.15)		(1.73)	(1.88)	9.05	1.32%	1.00%	1.46%	(8.84%)	41,818	22%
4/1/2018 - 3/31/2019	20.85	0.41	(1.09)	(0.68)	(0.24)		(8.30)	(8.54)	11.63	1.19%	1.00%	2.32%	0.62%	58,152	41%
4/1/2017 - 3/31/2018	18.19	0.26	2.74	3.00	(0.34)		—	(0.34)	20.85	1.14%	1.00%	1.28%	16.54%	125,384	10%
4/1/2016 - 3/31/2017	16.69	0.25	1.58	1.83	(0.33)		—	(0.33)	18.19	1.13%	1.00%	1.46%	11.17%	176,670	16%
PF International Small-Cap Fund
Class P
4/1/2020 - 3/31/2021	$6.98	$0.13	$4.74	$4.87	($0.21)		$—	($0.21)	$11.64	1.34%	1.10%	1.32%	69.98%	$36,908	39%
4/1/2019 - 3/31/2020	9.59	0.20	(2.23)	(2.03)	(0.58)		—	(0.58)	6.98	1.43%	1.10%	2.16%	(22.94%)	26,982	90%
4/1/2018 - 3/31/2019	11.24	0.17	(1.58)	(1.41)	(0.05)		(0.19)	(0.24)	9.59	1.18%	1.10%	1.61%	(12.54%)	31,934	50%
4/1/2017 - 3/31/2018	10.50	0.19	1.79	1.98	(0.29)		(0.95)	(1.24)	11.24	1.16%	1.10%	1.63%	19.24%	89,816	52%
4/1/2016 - 3/31/2017	10.27	0.21	1.10	1.31	(0.41)		(0.67)	(1.08)	10.50	1.18%	1.09%	2.07%	13.85%	42,798	53%
PF International Value Fund
Class P
4/1/2020 - 3/31/2021	$5.14	$0.11	$2.97	$3.08	($0.17)		$—	($0.17)	$8.05	1.21%	0.80%	1.74%	60.38%	$34,430	35%
4/1/2019 - 3/31/2020	7.51	0.25	(2.32)	(2.07)	(0.23)		(0.07)	(0.30)	5.14	1.11%	0.80%	3.32%	(28.94%)	34,971	33%
4/1/2018 - 3/31/2019	10.17	0.28	(1.20)	(0.92)	(0.34)		(1.40)	(1.74)	7.51	0.98%	0.80%	2.99%	(8.51%)	64,956	54%
4/1/2017 - 3/31/2018	9.31	0.30	0.99	1.29	(0.43)		—	(0.43)	10.17	0.92%	0.80%	2.95%	14.01%	143,626	111%
4/1/2016 - 3/31/2017	8.35	0.21	1.03	1.24	(0.28)		—	(0.28)	9.31	0.90%	0.80%	2.43%	15.15%	174,630	67%

PF Multi-Asset Fund
Class P
4/1/2020 - 3/31/2021	$8.23	$0.11	$5.18	$5.29	($0.15)		($0.44)	($0.59)	$12.93	0.57%	0.51%	1.02%	64.91%	$1,103,610	53%
4/1/2019 - 3/31/2020	9.81	0.22	(1.54)	(1.32)	(0.26)		—	(0.26)	8.23	0.56%	0.51%	2.17%	(14.09%)	884,916	57%
4/1/2018 - 3/31/2019	9.42	0.21	0.31	0.52	(0.13)		—	(0.13)	9.81	0.56%	0.51%	2.21%	5.72%	1,136,414	75%
1/31/2018 - 3/31/2018	10.00	0.03	(0.61)	(0.58)	—		—	—	9.42	0.59%	0.51%	1.68%	(5.80%)	733,300	37%
PF Real Estate Fund
Class P
4/1/2020 - 3/31/2021	$10.30	$0.17	$3.33	$3.50	($0.20	)(8)	$—	($0.20)	$13.60	1.16%	0.90%	1.44%	34.16%	$25,731	38%
4/1/2019 - 3/31/2020	12.26	0.19	(1.74)	(1.55)	(0.25)		(0.16)	(0.41)	10.30	1.13%	0.90%	1.46%	(13.44%)	43,532	48%
4/1/2018 - 3/31/2019	11.86	0.28	1.75	2.03	(0.21)		(1.42)	(1.63)	12.26	1.12%	0.98%	2.31%	18.20%	81,713	104%
4/1/2017 - 3/31/2018	14.94	0.30	(0.75)	(0.45)	(0.22)		(2.41)	(2.63)	11.86	1.13%	1.05%	2.12%	(4.15%)	41,519	47%
4/1/2016 - 3/31/2017	15.99	0.16	(0.18)	(0.02)	(0.39)		(0.64)	(1.03)	14.94	1.12%	1.05%	1.01%	(0.14%)	39,038	27%

(1)	For share classes that commenced operations after April 1, 2016, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for all the Portfolio Optimization Funds do not include fees and expenses of the underlying funds in which the Portfolio Optimization Funds invest.
(5)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Reflects an amount rounding to less than $0.01 per share.
(7)	The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended March 31, 2021 are as follows:

Fund	Class A	Class C	Class I	Class P	Advisor Class
Pacific Funds Floating Rate Income	0.98%	1.68%	0.68%	0.68%	0.73%
PF Inflation Managed Fund				0.55%

(8)	Includes $0.09 per share return of capital distribution.

See Notes to Financial Statements

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, investment management company, and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2021, the Trust was comprised of the following twenty-nine separate funds (each individually a “Fund”, and collectively the “Funds”):

Pacific FundsSM Portfolio Optimization Conservative (1)	Pacific FundsSM High Income (2)	PF Large-Cap Value Fund (4)

Pacific FundsSM Portfolio Optimization Moderate-Conservative (1)	Pacific FundsSM ESG Core Bond (2)	PF Small-Cap Growth Fund (formerly named PF Developing Growth Fund) (4)

Pacific FundsSM Portfolio Optimization Moderate (1)	Pacific FundsSM Small/Mid-Cap (3)	PF Small-Cap Value Fund (4)

Pacific FundsSM Portfolio Optimization Growth (1)	Pacific FundsSM Small-Cap (3)	PF Emerging Markets Fund (4)

Pacific FundsSM Portfolio Optimization Aggressive-Growth (1)	Pacific FundsSM Small-Cap Value (3)	PF International Large-Cap Fund (4)

Pacific FundsSM Ultra Short Income (2)	PF Inflation Managed Fund (4)	PF International Small-Cap Fund (4)

Pacific FundsSM Short Duration Income (2)	PF Managed Bond Fund (4)	PF International Value Fund (4)

Pacific FundsSM Core Income (2)	PF Short Duration Bond Fund (4)	PF Multi-Asset Fund (4)

Pacific FundsSM Strategic Income (2)	PF Emerging Markets Debt Fund (4)	PF Real Estate Fund (4)

Pacific FundsSM Floating Rate Income (2)	PF Growth Fund (4)

(1)	These Funds are collectively known as the “Portfolio Optimization Funds”
(2)	These Funds are collectively known as the “PF Fixed Income Funds”
(3)	These Funds are collectively known as the “PF U.S. Equity Funds”
(4)	These Funds are collectively known as the “PF Underlying Funds”

The Portfolio Optimization Funds offer Class A, Class C, and Advisor Class shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge (ii) Class C shares are subject to a maximum 1.00% contingent deferred sales charge (“CDSC”); and (iii) Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date.

The PF Fixed Income Funds offer Class A, Class C, Class I, and Advisor Class shares, except Pacific Funds Ultra Short Income and Pacific Funds ESG Core Bond which offer Class I and Advisor Class shares only. Additionally, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income offer Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees and in general: (i) Class A shares of Pacific Funds Short Duration Income and Pacific Funds Floating Rate Income are subject to a maximum 3.00% front-end sales charge, and Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class P, and Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date.

The PF U.S. Equity Funds offer Class A, Class C, Advisor Class, and Class R6 shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Advisor Class and Class R6 shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class C shares automatically convert to Class A shares approximately six years after the original purchase date.

The PF Underlying Funds offer Class P shares only, which are sold at net asset value. Presently, only the Portfolio Optimization Funds, the Investment Adviser, and certain of its affiliates can invest in Class P shares.

The Trust’s distributor receives all net commissions (front-end sales charges and CDSCs) from the sales of all applicable share classes.

The Portfolio Optimization Funds invest their assets in Class P shares of the PF Underlying Funds as well as Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income.

On July 31, 2020, Pacific Funds Large-Cap, Pacific Funds Small-Cap Growth, and PF Mid-Cap Equity Fund were liquidated pursuant to plans of liquidation approved by the Board of Trustees. On September 29, 2020, Pacific Funds Diversified Income was liquidated. On March 1, 2021, Pacific Funds Large-Cap Value was liquidated pursuant to a plan of liquidation approved by the Board of Trustees. Because these Funds were liquidated prior to March 31, 2021, no financial information is presented in this report.

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NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

For the Portfolio Optimization Funds and PF U.S. Equity Funds, dividends on net investment income, if any, are generally declared and paid annually. For the PF Fixed Income Funds (except Pacific Funds Floating Rate Income and Pacific Funds Ultra Short Income), dividends on net investment income, if any, are generally declared and paid monthly. For Pacific Funds Floating Rate Income and Pacific Funds Ultra Short Income, dividends, if any, are generally declared daily and paid monthly. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders.

Each PF Underlying Fund distributes all of its net investment income, if any, to shareholders at least annually, although distributions could occur more often if advantageous to the applicable Fund and its shareholders. Each PF Underlying Fund may utilize the consent dividend provision of Section 565 of the Internal Revenue Code to effectively distribute income and capital gains for tax purposes even though they are not actually paid by the Fund.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal and printing. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

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NOTES TO FINANCIAL STATEMENTS (Continued)

F. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) for the one week and two month U.S. dollar (“USD”) tenors as well as all non USD LIBOR tenors after December 31, 2021; and the planned discontinuation of the overnight and one, three, six and twelve month LIBOR tenors after June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

In October 2020, FASB issued ASU 2020-08, Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. The adoption of this guidance did not have a material impact on the financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund of the Trust is divided into shares and one or more share classes. The price per share of each class of a Fund’s shares is called its NAV, which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of an NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange. The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the U.S. Securities and Exchange Commission “SEC”), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs. The value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges. The Trust may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers. Exchange traded futures contracts, option contracts, and swap agreements for which no approved pricing services are available, are generally valued using the settlement price determined by the relevant exchange.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

Investments in Mutual Funds

Fund investments in affiliated or unaffiliated mutual funds are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available, if there is a trading halt for individual holdings, or if there is an unscheduled market closure (e.g., in the event of a natural disaster, strikes, news of significant governmental actions, regulatory trading halts, system failures, terrorist threats or activities, or armed conflict, etc.). In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material policy changes, as determined by the Trust’s CCO, requiring approval by the Board.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of March 31, 2021, as categorized under the three-tier hierarchy of inputs, can be found in each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker- dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. Details of any unfunded loan commitments are disclosed in the Notes to Schedules of Investments.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Natural Disasters Risk

Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19 could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time, which could result in losses to a Fund.

LIBOR Transition Risk

Certain investments in which a Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by the ICE Benchmark Administration (“IBA”). Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the IBA announced it will cease publication of USD LIBOR for the most common tenors (overnight and one, three, six and twelve months) as of June 30, 2023, and it will cease publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021.

There remains uncertainty regarding the transition to, and nature of, any selected replacement rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Fund of Funds Investments

The Portfolio Optimization Funds are exposed to the same risks as the applicable Funds in which a Portfolio Optimization Funds invests (PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income), in direct proportion to the allocation of assets among those Funds.

Allocations by the Portfolio Optimization Funds among the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

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Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions.

These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The governments of emerging market countries, some with histories of instability and upheaval, may act in an adverse or hostile manner toward private enterprise or foreign investment. Specific actions and effects have included limiting the ability to conduct due diligence on issuers located in emerging market countries; a lack of access by the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers for PCAOB-registered accounting firms located in certain emerging market countries (including China); restricting the ability of U.S. authorities (such as the SEC) to bring and enforce actions against companies and persons located in emerging market countries; and the difficulty or inability of shareholders to seek legal remedies (such as class action lawsuits) against issuers in emerging market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit”, whose transition formally began on January 31, 2020 and was finalized on December 31, 2020. Following the transition period, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the United Kingdom’s relationships with the EU and with other countries. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave or be expulsed from the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events and other socio-political or geo-political issues are not known but could have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk, and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior

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Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR, Secured Overnight Financing Rate, or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new floating rate loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/ issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2021, no participation interest in Senior Loans was held by any of the Funds.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities could include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some

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U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions Risk

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed- delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited, or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date.

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Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed- upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral Risk

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are

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affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below. The Portfolio Optimization Funds are exposed to the same derivative risks as the applicable Funds in which a Portfolio Optimization Fund invests (PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income) in direct proportion to the allocation of assets among those Funds.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the following reasons: the PF Inflation Managed and PF Managed Bond Funds used futures contracts to manage interest rate risk exposure, as a substitute for cash bond exposure, and for purposes of liquidity. The PF Short Duration Bond Fund entered into interest rate futures to manage duration and yield curve exposure. The PF Multi-Asset Fund entered into futures contracts to gain or reduce exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date.

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NOTES TO FINANCIAL STATEMENTS (Continued)

A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the following reasons: the PF Inflation Managed Fund purchased and wrote options on futures, currencies, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility, to hedge downside risk, and to generate income. The PF Managed Bond Fund purchased and wrote options and swaptions on futures, bond indices, currencies, and swaps and also purchased options on TBAs as a means of capitalizing on anticipated changes in market volatility, to hedge downside risk, and to generate income. The PF Managed Bond Fund used inflation floors, and the PF Inflation Managed Fund used inflation floors and caps, to manage inflation exposure.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the following reasons: the PF Inflation Managed and PF Managed Bond Funds purchased and sold forward contracts to hedge currency exposure. The PF Emerging Markets Debt Fund entered into Forward Contracts to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to- market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the following reasons: the PF Inflation Managed and PF Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk in various global markets, and as a substitute for cash bond exposure. The PF Emerging Markets Debt Fund entered into interest rate swaps to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to the total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset- backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2021 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the following reasons: the PF Inflation Managed Fund purchased and sold credit protection through credit default swaps to manage credit exposure to individual issuers, broad credit risk, and to benefit from price differences between the credit default swap and cash bonds markets. The PF Managed Bond Fund purchased and sold credit protection through credit default swaps to manage credit exposure, allow portfolio managers to enter or exit credit positions in periods of low liquidity, or to gain exposure that may not be available in cash markets. The PF Short Duration Bond Fund held index credit default swaps to add exposure to corporate credit risk.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the following reasons: the PF Multi-Asset Fund entered into total return swaps to gain or reduce exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities. An exchange traded investment’s value reflects the cumulative value. Only the current day’s variation margin is reported on the Statements of Assets and Liabilities.

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

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NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2021:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2021	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$410,792	$—	$—	$126,616	$284,176
PF Managed Bond	5,010,620	190,305	—	1,326,005	3,494,310
PF Short Duration Bond	125,472	—	—	—	125,472
PF Emerging Markets Debt	131,081	—	—	130,513	568
PF Multi-Asset	151,320,202	—	151,320,202	—	—

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2021	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($261,082)	($423)	$—	($18,865)	($241,794)
PF Managed Bond	(4,594,238)	(42,939)	—	(771,210)	(3,780,089)
PF Short Duration Bond	(19,065)	—	—	—	(19,065)
PF Emerging Markets Debt	(634,071)	—	—	(596,789)	(37,282)
PF Multi-Asset	(3,474,540)	—	(3,474,540)	—	—

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the period ended March 31, 2021:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($515,544)	$14,061	$—	($390,159)	($139,446)
PF Managed Bond	(4,585,504)	769,457	—	(2,312,810)	(3,042,151)
PF Short Duration Bond	497,447	11,906	—	—	485,541
PF Emerging Markets Debt	1,252,453	—	—	1,188,603	63,850
PF Multi-Asset	229,393,593	—	229,393,593	—	—

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$148,757	($64,270)	$—	$64,624	$148,403
PF Managed Bond	1,577,085	498,085	—	203,918	875,082
PF Short Duration Bond	(296,031)	(3,540)	—	—	(292,491)
PF Emerging Markets Debt	201,292	—	—	260,216	(58,924)
PF Multi-Asset	254,097,981	—	254,097,981	—	—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of the average number of positions and values of derivative investments by derivative type for the fiscal year ended March 31, 2021:

	Average Positions and Values of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Options Contracts		Swap Agreements
Fund	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
PF Inflation Managed	10	($23,736)	18	$9,401	20	($5,138)	35	$52,579
PF Managed Bond	28	(149,342)	49	(50,273)	56	(105,311)	57	(931,216)
PF Short Duration Bond	4	97,974	—	—	—	—	1	708
PF Emerging Markets Debt	—	—	101	(101,529)	—	—	5	14,550
PF Multi-Asset	2	(24,205)	—	—	—	—	23	85,135,331

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended March 31, 2021.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of March 31, 2021:

	Gross Amounts Presented in the Statements of Assets and Liabilities		Gross Amounts Not Offset in Statements of Assets and Liabilities					Gross Amounts Presented in the Statements of Assets and Liabilities			Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instruments		Collateral Received		Net Amount				Financial Instruments		Collateral Pledged		Net Amount
	Assets							Liabilities

PF Inflation Managed
Forward foreign currency contracts	$126,616		($18,865)		$—		$107,751		($18,865)		$18,865		$—		$—
Option contracts	43,931		(41,152)		—		2,779		(50,369)		41,152		—		(9,217)
Sale-buyback financing transactions	—		—		—		—		(6,639,894)		6,624,832		—		(15,062)

PF Managed Bond
Forward foreign currency contracts	1,259,066		(512,567)		(163,645)		582,854		(621,644)		512,567		—		(109,077)
Option contracts	4,405		(4,405)		—		—		(44,666)		4,405		—		(40,261)
Swap agreements	589		(390)		—		199		(18,152)		390		—		(17,762)

PF Emerging Markets Debt
Forward foreign currency contracts	130,513		(108,599)		—		21,914		(596,789)		108,599		151,046		(337,144)

PF Multi-Asset
Swap agreements	151,320,202		(3,474,540)		(146,949,527)		896,135		(3,474,540)		3,474,540		—		—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund, exceeded the value of the repurchase agreements as of March 31, 2021.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise certain Funds presented in these financial statements. PLFA manages the Portfolio Optimization Funds and a portion of the PF Multi-Asset Fund directly. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of March 31, 2021, the investment advisory fees that PLFA receives from each Fund based upon an annual percentage of the average daily net assets of each Fund, the advisory fee waiver and the sub-adviser of each Fund (if applicable), are as follows:

Fund	Advisory Fee Rate	Advisory Fee Waiver through July 31, 2021	Sub-Adviser(s)
Pacific Funds Portfolio Optimization Conservative Pacific Funds Portfolio Optimization Moderate-Conservative Pacific Funds Portfolio Optimization Moderate Pacific Funds Portfolio Optimization Growth Pacific Funds Portfolio Optimization Aggressive-Growth	0.20%	0.025% for assets above $2 billion to $3 billion 0.050% on next $2 billion 0.075% on next $2.5 billion 0.100% on excess
Pacific Funds Ultra Short Income	0.25%		Pacific Asset Management LLC
Pacific Funds Short Duration Income	0.40%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds Core Income	0.50%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds Strategic Income Pacific Funds High Income	0.60%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds Floating Rate Income	0.65%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess	Pacific Asset Management LLC
Pacific Funds ESG Core Bond	0.38%		Pacific Asset Management LLC
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value	0.75%		Rothschild & Co Asset Management US Inc.
PF Inflation Managed Fund	0.40%		Pacific Investment Management Company LLC
PF Managed Bond Fund	0.40%	0.0075% (effective August 1, 2020)	J.P. Morgan Investment Management Inc., Pacific Investment Management Company LLC, and Western Asset Management Company, LLC (co-sub-advisers)
PF Short Duration Bond Fund	0.40%		T. Rowe Price Associates, Inc.
PF Emerging Markets Debt Fund	0.785%	0.02%	Ashmore Investment Management Limited
PF Growth Fund	0.55%		MFS Investment Management
PF Large-Cap Value Fund	0.65%		ClearBridge Investments, LLC
PF Small-Cap Growth Fund	0.60%		MFS Investment Management (Lord, Abbett & Co. LLC prior to May 1, 2020)
PF Small-Cap Value Fund	0.75%		AllianceBernstein L.P.
PF Emerging Markets Fund	0.80%		Invesco Advisers, Inc.
PF International Large-Cap Fund	0.85%	0.03% (effective January 1, 2021 through April 30, 2022)	MFS Investment Management
PF International Small-Cap Fund	0.85%		QS Investors, LLC
PF International Value Fund	0.65%		Wellington Management Company LLP
PF Multi-Asset Fund	0.35%		Pacific Asset Management LLC (collateral portion only)
PF Real Estate Fund	0.90%	0.15%	Principal Real Estate Investors, LLC

Pursuant to the PF Administration Agreement with the Trust, the Administrator and PLFA perform, procure and/or oversee administrative services for each of the Funds. These services include, but are not limited to, procuring and overseeing transfer agency, dividend disbursement and sub-transfer agency services for the Trust, and any and all legal, compliance, and accounting support provided by Pacific Life and PLFA for the operations of the Trust and to permit the Trust to conduct business as described in its registration statement; and other services necessary for the administration of the Funds’ affairs.

Pacific Life receives an administration fee from each Fund based on an annual rate of 0.15% of average daily net assets of each Fund.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to the Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups.

The Distributor receives distribution and service fees for Class C shares pursuant to a distribution and service plan as adopted in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act (the “Class C 12b-1 Plans”). The Distributor also receives service fees pursuant to a non-12b-1 service plan for Class A shares (the “Class A Service Plan”). The Distributor receives distribution and/or service fees from each applicable Fund and share class, which are based on the following annual percentages of average daily net assets:

Plan	Distribution Fee Rate	Service Fee Rate
Class C 12b-1 Plan	0.75%	0.25%
Class A Service Plan		0.25%

There are no distribution and/or service fees for Class I, Class P, Advisor Class and Class R6 shares. The distribution and service fees are accrued daily. For the fiscal year ended March 31, 2021, the Distributor, acting as underwriter, received net commissions (front-end sales charges) of $4,938,198 from the sale of Class A shares and received $68,537 in CDSC from redemptions of Class A and C shares.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND/OR SERVICE FEES

The Investment Adviser, the Distributor, and Pacific Life are related parties. For the fiscal year ended March 31, 2021, the advisory fees earned by the Investment Adviser (including any advisory fee waiver), the administration fees earned by Pacific Life, and the distribution and/or service fees earned by the Distributor are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2021 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets (“expense cap”). These operating expenses include, but are not limited to: the administration fee and expenses; organizational expenses; custody expenses; expenses for external audit, tax, legal and accounting and sub-administration services; the preparation, printing, filing and mailing costs of prospectuses, shareholder reports, and other regulatory documents to existing shareholders, as applicable; and independent trustees’ fees and expenses.

These operating expenses do not include: advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and expenses for extraordinary matters such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of a Fund’s business. The expense cap for the Class P shares of the PF Underlying Funds (except the PF Multi-Asset and PF International Small-Cap Funds) is 0.15% through July 31, 2021 and 0.30% thereafter through July 31, 2023. The expense cap for the PF Multi-Asset Fund is 0.16% through July 31, 2021. The expense cap for the PF International Small-Cap Fund is 0.25% through July 31, 2021. The expense caps for each Portfolio Optimization Fund, PF Fixed Income Fund and PF US Equity Fund per share class are as follows:

Fund	Share Class	Expense Caps
Portfolio Optimization Funds	A, C, and Advisor	0.15% through 7/31/2021 and 0.30% thereafter through 7/31/2023
Pacific Funds Ultra Short Income	I and Advisor	0.07% through 7/31/2022
Pacific Funds Short Duration Income	A, C, I, and Advisor	0.10% through 7/31/2021
Pacific Funds Core Income	A and C	0.10% through 7/31/2021
	I, Advisor, and P	0.05% through 7/31/2021
Pacific Funds Strategic Income	A and Advisor	0.10% through 7/31/2021
	C and I	0.05% through 7/31/2021
Pacific Funds Floating Rate Income	A and Advisor	0.10% through 7/31/2021
	C, I, and P	0.05% through 7/31/2021
Pacific Funds High Income	A, I, Advisor, and P	0.10% through 7/31/2021
	C	0.05% through 7/31/2021
Pacific Funds ESG Core Bond	I and Advisor	0.10% through 7/31/2022
Pacific Funds Small/Mid-Cap	A, C and Advisor	0.20% through 7/31/2021
Pacific Funds Small-Cap Pacific Funds Small-Cap Value	R6	0.10% through 7/31/2021 (0.15% prior to 8/1/2020)

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund for the fiscal year ended March 31, 2021 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2021 are presented in the Statements of Assets and Liabilities.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The cumulative expense reimbursement amounts, if any, as of March 31, 2021 that are subject to recoupment by PLFA from the Funds are as follows:

	Expiration Date
Fund	3/31/2022	3/31/2023	3/31/2024
Pacific Funds Portfolio Optimization Conservative	$230,770	$197,838	$173,374
Pacific Funds Portfolio Optimization Moderate-Conservative	305,325	249,902	209,189
Pacific Funds Portfolio Optimization Moderate	774,354	612,516	416,943
Pacific Funds Portfolio Optimization Growth	602,203	493,143	344,023
Pacific Funds Portfolio Optimization Aggressive-Growth	253,140	226,029	190,351
Pacific Funds Ultra Short Income		115,776	112,238
Pacific Funds Short Duration Income	1,385,844	2,174,161	1,444,108
Pacific Funds Core Income	1,843,904	2,204,086	1,935,705
Pacific Funds Strategic Income	1,612,421	1,718,677	1,086,189
Pacific Funds Floating Rate Income	4,391,138	3,637,709	2,383,395
Pacific Funds High Income	169,374	253,239	286,291
Pacific Funds ESG Core Bond			36,149
Pacific Funds Small/Mid-Cap	493,273	516,716	139,311
Pacific Funds Small-Cap	94,696	91,474	96,729
Pacific Funds Small-Cap Value	90,131	89,955	95,048
PF Inflation Managed	58,726	61,646	57,500
PF Managed Bond	443,715	472,703	547,131
PF Short Duration Bond	119,957	156,485	151,919
PF Emerging Markets Debt	124,856	133,378	168,623
PF Growth	112,913	136,249	148,484
PF Large-Cap Value	118,375	125,113	132,370
PF Small-Cap Growth	14,826	31,688	52,425
PF Small-Cap Value	53,658	60,545	64,489
PF Emerging Markets	310,434	309,200	261,447
PF International Large-Cap	124,692	163,188	134,071
PF International Small-Cap	60,110	79,456	78,680
PF International Value	154,717	170,154	142,097
PF Multi-Asset	609,033	588,849	666,818
PF Real Estate	30,395	69,513	47,068

Total	$14,582,980	$15,139,388	$11,602,165

There was no recoupment of expense reimbursement by PLFA from any Funds for the fiscal year ended March 31, 2021.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2021, each of the Portfolio Optimization Funds (aggregate of all share classes) owned Class P shares in each of the applicable affiliated PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income and/or Pacific Funds High Income. A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended March 31, 2021 is as follows:

Fund/Underlying Fund	Beginning Value as of April 1, 2020	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2021
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Conservative
Pacific Funds Core Income	$5,870,120	$3,175,427	$150,103	$1,374,196	$63,817	$250,685	$8,135,956	724,484
Pacific Funds Floating Rate Income	2,168,559	2,551,023	55,236	2,391,297	(239,637)	355,227	2,499,111	256,846
Pacific Funds High Income	22,844,778	8,511,337	1,303,131	10,045,793	(673,235)	4,467,566	26,407,784	2,578,885
PF Inflation Managed	11,392,707	2,714,034	220,641	1,473,284	14,717	919,793	13,788,608	1,394,197
PF Managed Bond	72,247,239	34,128,590	1,309,718	10,154,857	3,729,835	(1,844,266)	99,416,259	9,112,398
PF Short Duration Bond	33,763,657	18,017,725	754,949	25,578,517	731,370	990,936	28,680,120	2,828,414
PF Emerging Markets Debt	14,576,809	4,024,356	469,474	8,030,366	(1,516,197)	2,795,086	12,319,162	1,493,232
PF Growth	2,371,306	254,975	—	2,342,037	902,468	85,200	1,271,912	41,647
PF Large-Cap Value	4,476,046	1,026,516	65,687	1,905,925	697,052	1,193,953	5,553,329	451,123
PF Small-Cap Growth	1,158,367	1,058,933	628	626,462	329,730	542,749	2,463,945	113,598
PF Small-Cap Value	1,154,281	2,412,157	11,838	845,900	(16,144)	2,140,585	4,856,817	448,460
PF Emerging Markets	4,289,848	857,122	4,204	1,221,940	150,327	2,056,487	6,136,048	412,369
PF International Small-Cap	1,162,964	48,619	26,198	667,015	232,582	445,435	1,248,783	107,284
PF Multi-Asset	35,670,422	1,586,100	529,734	19,731,236	3,273,324	15,801,831	37,130,175	2,871,630
PF Real Estate	1,194,420	47,273	20,221	1,588,769	155,512	171,343	—	—
	$214,341,523	$80,414,187	$4,921,762	$87,977,594	$7,835,521	$30,372,610	$249,908,009

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2020	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2021
							Ending Value	Shares Balance

Pacific Funds Portfolio Optimization Moderate-Conservative
Pacific Funds Core Income	$6,747,736	$2,386,783	$173,599	$808,279	$68,925	$341,982	$8,910,746	793,477
Pacific Funds Floating Rate Income	1,430,744	1,688,713	36,903	1,555,073	(152,377)	229,510	1,678,420	172,499
Pacific Funds High Income	25,790,324	5,542,389	1,558,792	12,269,107	(169,656)	4,884,114	25,336,856	2,474,302
PF Inflation Managed	5,456,837	3,041,480	107,482	646,288	19,345	439,191	8,418,047	851,168
PF Managed Bond	82,241,385	32,721,961	1,446,671	10,060,632	4,242,948	(1,915,748)	108,676,585	9,961,190
PF Short Duration Bond	25,602,075	10,446,087	622,440	14,459,972	426,471	813,827	23,450,928	2,312,715
PF Emerging Markets Debt	16,455,295	2,882,257	545,377	8,556,481	(1,205,580)	3,119,105	13,239,973	1,604,845
PF Growth	9,963,335	167,298	—	4,884,650	3,668,835	995,488	9,910,306	324,502
PF Large-Cap Value	19,155,992	310,254	268,749	10,051,094	2,460,561	5,321,502	17,465,964	1,418,844
PF Small-Cap Growth	1,525,730	3,146,213	839	793,299	649,673	438,581	4,967,737	229,034
PF Small-Cap Value	1,520,135	4,857,477	23,581	2,176,199	383,817	3,554,707	8,163,518	753,787
PF Emerging Markets	11,298,209	224,596	11,206	4,277,178	756,770	5,182,364	13,195,967	886,826
PF International Large-Cap	2,671,974	385,089	22,029	659,195	304,087	766,338	3,490,322	302,717
PF International Small-Cap	1,531,666	1,461,318	35,021	573,816	(36,417)	938,105	3,355,877	288,306
PF International Value	2,247,495	37,472	49,086	1,501,217	(190,422)	1,168,597	1,811,011	224,970
PF Multi-Asset	69,933,180	1,162,519	1,054,203	28,140,503	4,877,681	33,196,094	82,083,174	6,348,273
PF Real Estate	3,146,593	53,809	54,338	2,451,770	203,594	702,483	1,709,047	125,665
	$286,718,705	$70,515,715	$6,010,316	$103,864,753	$16,308,255	$60,176,240	$335,864,478

Pacific Funds Portfolio Optimization Moderate
Pacific Funds Core Income	$13,987,743	$7,835,379	$386,473	$3,106,213	$178,700	$661,591	$19,943,673	1,775,928
Pacific Funds Floating Rate Income	4,300,918	987,938	187,298	547,972	(38,609)	491,076	5,380,649	552,996
Pacific Funds High Income	47,520,915	3,293,803	2,935,649	8,301,199	(193,624)	8,898,125	54,153,669	5,288,444
PF Inflation Managed	4,113,245	6,791,080	83,114	556,606	23,016	341,503	10,795,352	1,091,542
PF Managed Bond	170,479,927	100,757,970	3,528,219	34,772,586	10,049,652	(6,096,652)	243,946,530	22,359,902
PF Short Duration Bond	48,760,064	13,352,883	1,079,234	33,123,444	879,456	1,273,481	32,221,674	3,177,680
PF Emerging Markets Debt	33,076,367	7,592,912	714,186	25,289,339	(279,320)	5,408,616	21,223,422	2,572,536
PF Growth	62,315,604	479,557	—	35,577,947	25,583,162	3,075,351	55,875,727	1,829,592
PF Large-Cap Value	67,523,333	512,103	1,044,334	37,856,958	11,051,282	18,071,800	60,345,894	4,902,185
PF Small-Cap Growth	4,599,050	14,856,889	5,071	2,646,829	2,266,799	2,153,953	21,234,933	979,020
PF Small-Cap Value	9,164,716	20,966,470	97,754	11,311,306	1,896,389	15,826,504	36,640,527	3,383,243
PF Emerging Markets	34,060,098	2,825,924	34,824	7,411,952	1,582,830	16,502,241	47,593,965	3,198,519
PF International Large-Cap	12,081,879	94,969	81,100	4,445,819	1,046,822	3,396,749	12,255,700	1,062,940
PF International Small-Cap	9,234,086	72,777	216,571	4,231,758	(26,353)	5,493,637	10,758,960	924,309
PF International Value	9,935,840	1,454,892	206,974	9,510,972	(967,893)	5,215,057	6,333,898	786,820
PF Multi-Asset	334,558,667	17,239,272	5,124,834	108,760,901	19,673,799	165,539,305	433,374,976	33,517,013
PF Real Estate	14,227,870	247,230	169,054	12,501,035	2,170,053	1,166,150	5,479,322	402,891
	$879,940,322	$199,362,048	$15,894,689	$339,952,836	$74,896,161	$247,418,487	$1,077,558,871

Pacific Funds Portfolio Optimization Growth
Pacific Funds Core Income	$5,009,609	$4,488,850	$150,430	$1,130,002	$69,427	$222,317	$8,810,631	784,562
Pacific Funds High Income	22,338,375	14,087,473	1,671,580	7,473,475	(13,896)	4,797,263	35,407,320	3,457,746
PF Managed Bond	60,023,008	55,613,899	1,427,536	12,567,593	3,999,438	(2,867,808)	105,628,480	9,681,804
PF Short Duration Bond	12,005,569	6,091,193	382,987	5,760,902	59,420	388,853	13,167,120	1,298,533
PF Emerging Markets Debt	21,378,257	2,039,987	564,713	14,538,735	40,613	3,524,176	13,009,011	1,576,850
PF Growth	53,976,306	14,886,477	—	18,062,021	21,070,796	5,134,967	77,006,525	2,521,497
PF Large-Cap Value	48,236,075	21,064,712	692,879	19,382,913	8,240,716	12,241,510	71,092,979	5,775,222
PF Small-Cap Growth	6,793,941	12,945,743	4,032	3,033,024	2,587,868	2,394,663	21,693,223	1,000,149
PF Small-Cap Value	10,154,356	20,784,852	114,879	8,138,852	1,077,459	18,786,501	42,779,195	3,950,064
PF Emerging Markets	34,593,100	3,483,526	37,657	5,137,344	1,597,603	17,288,196	51,862,738	3,485,399
PF International Large-Cap	18,179,153	4,404,030	106,761	6,680,403	1,480,467	4,720,224	22,210,232	1,926,299
PF International Small-Cap	10,231,331	26,210	255,118	3,541,758	(66,072)	6,284,947	13,189,776	1,133,142
PF International Value	15,011,342	4,478,099	454,568	5,906,513	(1,142,924)	9,105,871	22,000,443	2,732,974
PF Multi-Asset	324,987,393	813,270	5,165,562	145,655,961	31,693,790	152,203,848	369,207,902	28,554,362
PF Real Estate	17,516,654	832,192	263,865	9,898,244	185,453	4,534,925	13,434,845	987,856
	$660,434,469	$166,040,513	$11,292,567	$266,907,740	$70,880,158	$238,760,453	$880,500,420

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2020	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2021
							Ending Value	Shares Balance

Pacific Funds Portfolio Optimization Aggressive-Growth
Pacific Funds Core Income	$221,964	$484,568	$8,429	$392,467	$2,913	$9,862	$335,269	29,855
Pacific Funds High Income	2,262,187	2,535,098	186,761	435,889	(1,200)	505,570	5,052,527	493,411
PF Managed Bond	1,974,074	7,358,882	127,238	4,759,751	193,717	(204,789)	4,689,371	429,823
PF Short Duration Bond	2,127,923	722,426	70,373	3,000,562	58,574	21,266	—	—
PF Emerging Markets Debt	2,165,122	378,478	68,915	1,316,495	(100,602)	454,705	1,650,123	200,015
PF Growth	34,972,470	7,855,868	—	23,609,792	16,180,316	(303,458)	35,095,404	1,149,162
PF Large-Cap Value	20,932,217	2,871,890	205,677	14,440,976	4,984,118	2,523,871	17,076,797	1,387,230
PF Small-Cap Growth	3,611,496	7,186,855	4,361	1,476,337	1,920,796	1,961,174	13,208,345	608,960
PF Small-Cap Value	5,997,574	12,316,877	77,113	6,695,158	1,178,127	11,544,233	24,418,766	2,254,734
PF Emerging Markets	13,375,343	4,693,136	15,023	2,455,527	674,498	6,722,681	23,025,154	1,547,389
PF International Large-Cap	8,902,532	1,886,209	56,074	3,093,867	876,740	2,309,782	10,937,470	948,610
PF International Small-Cap	4,834,320	1,590,988	125,898	1,192,651	(60,618)	3,067,216	8,365,153	718,656
PF International Value	7,802,250	126,196	119,342	6,571,381	(132,307)	2,923,946	4,268,046	530,192
PF Multi-Asset	119,967,717	17,132,280	2,300,251	31,989,794	8,554,343	65,702,695	181,667,492	14,050,077
PF Real Estate	7,448,597	681,191	121,107	5,207,070	217,164	1,851,189	5,112,178	375,895
	$236,595,786	$67,820,942	$3,486,562	$106,637,717	$34,546,579	$99,089,943	$334,902,095

(1)	Purchase cost excludes distributions received and reinvested, if any.
(2)	Distributions received include distributions from net investment income, if any.
(3)	Net realized gain (loss) includes capital gains distributions received, if any.

As of March 31, 2021, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Fund	Ownership Percentage
Pacific Funds Ultra Short Income	82.70%
Pacific Funds ESG Core Bond	100.00%
Pacific Funds Small-Cap Value	46.61%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts as compensation for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of certain Funds of the Trust at the time of such deferral and are payable in accordance with the Plan. A Trustee who defers compensation has the ability to select credit rate options that track the performance, at NAV of Class A and Class P shares of certain series of the Trust without a sales load or at NAV of Class I shares of the Pacific Select Fund. Pacific Select Fund is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Select Fund. The obligation of certain Funds of the Trust under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended March 31, 2021, such expenses increased by $48,782 for all applicable Funds as a result of the market value appreciation on such accounts. As of March 31, 2021, the total amount in the DCP Liability accounts for all applicable Funds was $139,515.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board receives a written representation from the Trust’s Chief Compliance Officer that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended March 31, 2021, there were no purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act.

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $200,000,000 committed revolving line of credit agreement with a syndicate of banks, which is renewed annually. The committed line of credit applies to Pacific Funds Floating Rate Income only. The interest rate on borrowing under the line of credit agreement is the overnight rate (the higher of the Federal Funds Effective Rate or the daily One-Month Eurodollar Rate) plus applicable margin of 1.25%. Prior to October 21, 2020, the interest rate on borrowing under the line of credit agreement was the Federal Funds effective rate, plus 1.20%. Pacific Funds Floating Rate Income paid an upfront fee of 0.05% and pays a commitment fee equal to 0.20% per annum on the daily unused portion of the committed line. As of March 31, 2021, the actual interest rate on borrowing by the Trust was 1.36%. The commitment fees and interest incurred by Pacific Funds Floating Rate Income are recorded as an expense. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that Pacific Funds Floating Rate Income had a loan outstanding were 2.19% and $39,000,000, respectively. As of March 31, 2021, Pacific Funds Floating Rate Income had no loans outstanding in connection with this revolving line of credit.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended March 31, 2021, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Pacific Funds Portfolio Optimization Conservative	$—	$—	$92,138,644	$87,977,594
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	90,642,248	103,864,753
Pacific Funds Portfolio Optimization Moderate	—	—	272,331,715	339,952,836
Pacific Funds Portfolio Optimization Growth	—	—	224,605,847	266,907,740
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	90,974,785	106,637,717
Pacific Funds Ultra Short Income	—	1,723,996	32,735,702	24,520,383
Pacific Funds Short Duration Income	4,191,876	107,165,432	922,284,976	722,735,976
Pacific Funds Core Income	377,396,875	380,478,588	894,938,845	739,681,078
Pacific Funds Strategic Income	—	—	856,161,603	635,570,755
Pacific Funds Floating Rate Income	—	—	2,415,706,820	1,723,380,727
Pacific Funds High Income	—	—	104,938,872	98,147,047
Pacific Funds ESG Core Bond	8,286,780	2,540,817	22,979,458	3,818,940
Pacific Funds Small/Mid-Cap	—	—	182,444,936	251,132,174
Pacific Funds Small-Cap	—	—	10,016,317	14,611,696
Pacific Funds Small-Cap Value	—	—	12,280,446	17,064,429
PF Inflation Managed	71,930,940	62,033,829	1,369,597	3,698,282
PF Managed Bond	2,334,919,315	2,403,564,702	313,400,872	293,599,696
PF Short Duration Bond	74,049,231	64,661,466	49,868,321	87,827,879
PF Emerging Markets Debt	—	—	55,750,949	90,679,024
PF Growth	—	—	58,178,380	119,626,245
PF Large-Cap Value	—	—	47,466,430	100,515,695
PF Small-Cap Growth	—	—	76,373,377	46,407,075
PF Small-Cap Value	—	—	96,201,963	64,353,837
PF Emerging Markets	—	—	47,921,676	57,585,601
PF International Large-Cap	—	—	8,880,865	16,066,456
PF International Small-Cap	—	—	12,526,057	19,237,183
PF International Value	—	—	11,701,039	28,168,835
PF Multi-Asset	98,041,367	158,103,877	367,654,369	396,714,058
PF Real Estate	—	—	15,190,206	42,551,354

10. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of March 31, 2021, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
PF Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$—	$6,639,894	$—	$—	$6,639,894

Total borrowings		$—	$6,639,894	$—	$—	$6,639,894

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

11. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the fiscal year ended March 31, 2021, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2021:

		Distributable Earning		Late-Year Ordinary and Post-October Losses Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
Pacific Funds Portfolio Optimization Conservative	$—	$585,040	$2,465,905	$—	$—	$—	$—
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	11,102,798	—	—	—	—
Pacific Funds Portfolio Optimization Moderate	—	—	50,913,751	—	—	—	—
Pacific Funds Portfolio Optimization Growth	—	109,524	56,085,797	—	—	—	—
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	21,359,451	—	—	—	—
Pacific Funds Ultra Short Income	—	80,339	48,035	—	—	—	—
Pacific Funds Short Duration Income	—	2,690,654	2,821,205	—	—	—	—
Pacific Funds Core Income	—	6,220,399	7,211,097	—	—	—	—
Pacific Funds Strategic Income	(1,500,711)	621,949	—	—	—	—	—
Pacific Funds Floating Rate Income	(129,696,352)	1,144,484	—	—	—	—	—
Pacific Funds High Income	(8,783,771)	73,452	—	—	—	—	—
Pacific Funds ESG Core Bond	(41,744)	2,762	—	—	—	—	—
Pacific Funds Small/Mid-Cap	—	—	674,320	376,946	—	—	376,946
Pacific Funds Small-Cap	(108,798)	—	—	25,887	—	—	25,887
Pacific Funds Small-Cap Value	(1,115,440)	—	—	19,494	—	—	19,494
PF Inflation Managed	(7,035,049)	—	—	—	—	—	—
PF Managed Bond	—	4,008,863	—	—	2,300,272	—	2,300,272
PF Short Duration Bond	(308,442)	245,320	—	—	—	—	—
PF Emerging Markets Debt	(5,063,753)	—	—	—	—	—	—
PF Growth	—	247,682	11,278,341	—	—	—	—
PF Large-Cap Value	—	1,905,524	10,375,806	—	—	—	—
PF Small-Cap Growth	—	2,916,002	406,457	—	—	—	—
PF Small-Cap Value	—	1,930,523	—	—	—	—	—
PF Emerging Markets	—	4,708,902	5,178,429	—	—	—	—
PF International Large-Cap	—	450,955	1,812,943	—	—	—	—
PF International Small-Cap	(3,509,900)	1,195,027	—	—	—	—	—
PF International Value	(4,022,726)	—	—	—	—	—	—
PF Multi-Asset	—	31,688,420	140,491,518	—	—	—	—
PF Real Estate	(2,901,132)	—	—	—	—	—	—

Accumulated capital losses represent net capital loss carryovers as of March 31, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2021 and capital loss carryover from prior years utilized during the fiscal year or period ended March 31, 2021:

	Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year or Period Ended March 31, 2021
Fund	Short Term	Long Term
Pacific Funds Portfolio Optimization Conservative	$—	$—	$—	$2,102,994
Pacific Funds Short Duration Income	—	—	—	6,444,892
Pacific Funds Core Income	—	—	—	21,043,536
Pacific Funds Strategic Income	—	(1,500,711)	(1,500,711)	5,806,918
Pacific Funds Floating Rate Income	(32,630,094)	(97,066,258)	(129,696,352)	—
Pacific Funds High Income	(2,706,898)	(6,076,873)	(8,783,771)	2,026,651
Pacific Funds ESG Core Bond	(41,744)	—	(41,744)	—
Pacific Funds Small/Mid-Cap	—	—	—	15,852,377
Pacific Funds Small-Cap	(108,798)	—	(108,798)	1,112,127
Pacific Funds Small-Cap Value	(1,115,440)	—	(1,115,440)	250,730
PF Inflation Managed	—	(7,035,049)	(7,035,049)	1,056,587
PF Short Duration Bond	—	(308,442)	(308,442)	1,454,271
PF Emerging Markets Debt	—	(5,063,753)	(5,063,753)	2,883,489
PF International Small-Cap	(3,509,900)	—	(3,509,900)	3,699,062
PF International Value	(589,224)	(3,433,502)	(4,022,726)	—
PF Multi-Asset	—	—	—	22,988,577
PF Real Estate	(2,901,132)	—	(2,901,132)	—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of March 31, 2021, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (2)	Net Unrealized Appreciation (Depreciation)
Pacific Funds Portfolio Optimization Conservative	$225,156,035	$28,072,135	($3,320,161)	$24,751,974	$—	$24,751,974
Pacific Funds Portfolio Optimization Moderate-Conservative	291,517,390	44,347,088	—	44,347,088	—	44,347,088
Pacific Funds Portfolio Optimization Moderate	861,156,977	226,305,582	(9,903,688)	216,401,894	—	216,401,894
Pacific Funds Portfolio Optimization Growth	685,240,867	195,259,553	—	195,259,553	—	195,259,553
Pacific Funds Portfolio Optimization Aggressive-Growth	249,587,090	89,253,275	(3,938,270)	85,315,005	—	85,315,005
Pacific Funds Ultra Short Income	31,406,208	122,294	(26,919)	95,375	—	95,375
Pacific Funds Short Duration Income	1,186,472,006	17,262,471	(2,459,840)	14,802,631	(1,345)	14,801,286
Pacific Funds Core Income	1,200,685,188	26,005,941	(14,139,062)	11,866,879	(1,345)	11,865,534
Pacific Funds Strategic Income	988,579,404	39,348,211	(9,464,627)	29,883,584	(8,949)	29,874,635
Pacific Funds Floating Rate Income	2,200,766,081	22,533,310	(7,952,519)	14,580,791	(25,080)	14,555,711
Pacific Funds High Income	150,858,160	8,711,018	(982,368)	7,728,650	(126)	7,728,524
Pacific Funds ESG Core Bond	25,118,795	18,233	(730,974)	(712,741)	—	(712,741)
Pacific Funds Small/Mid-Cap	240,800,179	115,254,633	(7,476,829)	107,777,804	—	107,777,804
Pacific Funds Small-Cap	11,833,164	5,112,501	(326,049)	4,786,452	—	4,786,452
Pacific Funds Small-Cap Value	13,409,632	5,088,314	(574,143)	4,514,171	—	4,514,171
PF Inflation Managed	39,289,516	1,465,613	(1,058,631)	406,982	9,232	416,214
PF Managed Bond	634,040,142	10,181,457	(17,442,551)	(7,261,094)	(75,710)	(7,336,804)
PF Short Duration Bond	97,374,545	1,442,971	(95,611)	1,347,360	183	1,347,543
PF Emerging Markets Debt	63,824,102	2,998,652	(5,986,449)	(2,987,797)	(83,997)	(3,071,794)
PF Growth	74,026,110	106,005,709	(610,827)	105,394,882	—	105,394,882
PF Large-Cap Value	93,533,921	79,045,674	(1,081,470)	77,964,204	—	77,964,204
PF Small-Cap Growth	56,302,183	9,231,192	(2,071,979)	7,159,213	22	7,159,235
PF Small-Cap Value	78,937,296	39,450,360	(1,393,675)	38,056,685	—	38,056,685
PF Emerging Markets	85,017,084	61,335,239	(4,094,288)	57,240,951	(669,613)	56,571,338
PF International Large-Cap	26,230,056	23,809,043	(1,526,491)	22,282,552	(26,736)	22,255,816
PF International Small-Cap	25,909,600	12,112,647	(1,347,129)	10,765,518	(364)	10,765,154
PF International Value	30,603,196	7,776,557	(4,337,472)	3,439,085	2,544	3,441,629
PF Multi-Asset	950,127,289	10,253,101	(306,837)	9,946,264	147,845,662	157,791,926
PF Real Estate	18,031,611	8,950,821	(1,293,212)	7,657,609	—	7,657,609

(1)

The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, unfunded loan commitments, partnerships, defaulted securities, and differing treatments for sale-buyback financing transactions and U.S. Treasury Inflation Protected Securities.

(2)	Other includes net appreciation or depreciation on derivatives, short sales, unfunded loan commitments, and foreign currencies, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2017.

12. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the fiscal year or period ended March 31, 2021 and the fiscal year ended March 31, 2020, were as follows:

	For the Year or Period Ended March 31, 2021				For the Year Ended March 31, 2020
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Pacific Funds Portfolio Optimization Conservative	$6,724,180	$—	$—	$6,724,180	$3,809,492	$474,053	$4,283,545
Pacific Funds Portfolio Optimization Moderate-Conservative	8,082,625	135,673	—	8,218,298	6,035,647	1,191,046	7,226,693
Pacific Funds Portfolio Optimization Moderate	23,696,758	8,349,683	—	32,046,441	14,938,594	36,584,051	51,522,645
Pacific Funds Portfolio Optimization Growth	13,724,548	8,271,399	—	21,995,947	12,750,292	43,057,923	55,808,215
Pacific Funds Portfolio Optimization Aggressive-Growth	3,437,004	7,064,241	—	10,501,245	4,686,703	18,900,961	23,587,664
Pacific Funds Ultra Short Income	403,166	9,673	—	412,839	438,277	—	438,277
Pacific Funds Short Duration Income	18,720,253	—	—	18,720,253	24,211,883	—	24,211,883
Pacific Funds Core Income	31,092,260	1,743,297	—	32,835,557	23,931,961	—	23,931,961
Pacific Funds Strategic Income	29,219,412	—	—	29,219,412	29,155,007	—	29,155,007
Pacific Funds Floating Rate Income	57,410,489	—	—	57,410,489	77,305,342	—	77,305,342
Pacific Funds High Income	8,394,548	—	—	8,394,548	6,829,639	—	6,829,639
Pacific Funds ESG Core Bond	68,061	—	—	68,061
Pacific Funds Small/Mid-Cap	725,132	216,917	—	942,049	1,472,291	—	1,472,291
Pacific Funds Small-Cap	8,412	—	—	8,412	50,279	—	50,279
Pacific Funds Small-Cap Value	102,422	—	—	102,422	183,746	—	183,746
PF Inflation Managed	411,237	—	—	411,237	448,792	—	448,792
PF Managed Bond	27,188,022	4,159,022	—	31,347,044	11,614,415	—	11,614,415
PF Short Duration Bond	2,909,983	—	—	2,909,983	4,409,514	—	4,409,514

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	For the Year or Period Ended March 31, 2021				For the Year Ended March 31, 2020
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PF Emerging Markets Debt	$2,362,664	$—	$—	$2,362,664	$3,084,637	$—	$3,084,637
PF Growth	2,143,783	41,747,879	—	43,891,662	710,327	5,538,368	6,248,695
PF Large-Cap Value	5,040,387	20,741,707	—	25,782,094	2,395,784	9,321,653	11,717,437
PF Small-Cap Growth	4,020,897	2,478,883	—	6,499,780	—	1,213,285	1,213,285
PF Small-Cap Value	325,166	—	—	325,166	841,075	4,019,780	4,860,855
PF Emerging Markets	1,260,582	2,437,304	—	3,697,886	3,103,562	15,553,740	18,657,302
PF International Large-Cap	1,265,942	2,992,554	—	4,258,496	1,035,846	5,539,936	6,575,782
PF International Small-Cap	658,806	—	—	658,806	1,056,704	—	1,056,704
PF International Value	829,970	—	—	829,970	1,866,805	—	1,866,805
PF Multi-Asset	14,603,227	39,218,966	—	53,822,193	26,336,391	—	26,336,391
PF Real Estate	339,852	—	288,733	628,585	1,986,246	740,953	2,727,199

13. RECLASSIFICATION OF ACCOUNTS

During the fiscal year or period ended March 31, 2021, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2021. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of sale-buyback financing transactions, paydown gain/loss, partnership income, foreign currency transactions, non-deductible expenses, swap income, futures gain/loss, investments in passive foreign investment companies, foreign capital gain tax, redesignation of dividends paid, partnerships, defaulted bonds, short-term capital gains, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Pacific Funds Portfolio Optimization Conservative	$—	$3,594,176	($3,594,176)
Pacific Funds Portfolio Optimization Moderate-Conservative	—	4,703,710	(4,703,710)
Pacific Funds Portfolio Optimization Moderate	—	14,130,374	(14,130,374)
Pacific Funds Portfolio Optimization Growth	—	8,341,384	(8,341,384)
Pacific Funds Portfolio Optimization Aggressive-Growth	—	3,036,902	(3,036,902)
Pacific Funds Ultra Short Income	(847)	9,588	(8,741)
Pacific Funds Short Duration Income	—	(14,189)	14,189
Pacific Funds Core Income	—	50,528	(50,528)
Pacific Funds Strategic Income	(651)	651	—
Pacific Funds High Income	(134)	9	125
Pacific Funds ESG Core Bond	(3,370)	6,676	(3,306)
Pacific Funds Small/Mid-Cap	—	216,917	(216,917)
Pacific Funds Small-Cap	(4,004)	4,004	—
Pacific Funds Small-Cap Value	(899)	899	—
PF Inflation Managed	(128,201)	(496,676)	624,877
PF Managed Bond	—	(5,105,481)	5,105,481
PF Short Duration Bond	—	31,757	(31,757)
PF Emerging Markets Debt	(135,186)	(78,967)	214,153
PF Growth	—	443,207	(443,207)
PF Large-Cap Value	(335)	140,270	(139,935)
PF Small-Cap Growth	—	121,198	(121,198)
PF Emerging Markets	—	(120,248)	120,248
PF International Large-Cap	—	7,042	(7,042)
PF International Small-Cap	—	446,188	(446,188)
PF International Value	(7,722)	76,327	(68,605)
PF Multi-Asset	—	(41,786)	41,786
PF Real Estate	(288,733)	288,733	—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

14. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the fiscal year or period ended March 31, 2021 and March 31, 2020, were as follows:

	Pacific Funds Portfolio Optimization Conservative (1)		Pacific Funds Portfolio Optimization Moderate-Conservative (1)		Pacific Funds Portfolio Optimization Moderate (1)		Pacific Funds Portfolio Optimization Growth (1)
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020

Class A
Shares sold	3,133,583	6,495,722	2,541,820	7,767,556	4,863,983	18,537,632	3,410,074	12,271,667
Dividends and distribution reinvested	453,642	324,224	563,430	544,560	1,922,442	3,374,243	1,265,839	3,493,220
Shares repurchased	(3,070,586)	(3,817,604)	(3,753,906)	(5,723,129)	(11,649,669)	(14,928,645)	(8,138,362)	(10,132,943)
Converted from Class B shares	—	1,355,707	—	2,032,245	—	6,090,089	—	4,316,826
Net increase (decrease)	516,639	4,358,049	(648,656)	4,621,232	(4,863,244)	13,073,319	(3,462,449)	9,948,770
Beginning shares outstanding	16,188,658	11,830,609	23,288,746	18,667,514	67,427,493	54,354,174	51,405,297	41,456,527
Ending shares outstanding	16,705,297	16,188,658	22,640,090	23,288,746	62,564,249	67,427,493	47,942,848	51,405,297

Class B
Shares sold		6,011		—		17,102		12,085
Dividends and distribution reinvested		235		—		—		—
Shares repurchased		(274,318)		(581,852)		(1,418,786)		(915,455)
Converted to Class A shares		(1,392,882)		(2,086,509)		(6,218,286)		(4,419,822)
Net increase (decrease)		(1,660,954)		(2,668,361)		(7,619,970)		(5,323,192)
Beginning shares outstanding		1,660,954		2,668,361		7,619,970		5,323,192
Ending shares outstanding		—		—		—		—

Class C
Shares sold	1,037,772	1,179,580	388,735	621,381	877,176	1,255,885	935,078	973,016
Dividends and distribution reinvested	102,719	56,670	78,572	74,501	282,566	618,266	176,810	642,952
Shares repurchased	(1,824,418)	(7,507,366)	(1,784,656)	(8,742,296)	(4,699,621)	(20,517,810)	(3,139,181)	(13,625,537)
Net increase (decrease)	(683,927)	(6,271,116)	(1,317,349)	(8,046,414)	(3,539,879)	(18,643,659)	(2,027,293)	(12,009,569)
Beginning shares outstanding	4,890,376	11,161,492	5,033,274	13,079,688	13,751,514	32,395,173	9,759,453	21,769,022
Ending shares outstanding	4,206,449	4,890,376	3,715,925	5,033,274	10,211,635	13,751,514	7,732,160	9,759,453

Advisor Class
Shares sold	471,834	381,144	113,706	242,251	1,239,561	585,368	437,631	469,064
Dividends and distribution reinvested	24,384	17,475	14,758	13,425	74,211	107,909	35,031	97,427
Shares repurchased	(223,359)	(362,084)	(207,949)	(406,495)	(877,646)	(888,951)	(541,814)	(724,434)
Net increase (decrease)	272,859	36,535	(79,485)	(150,819)	436,126	(195,674)	(69,152)	(157,943)
Beginning shares outstanding	708,215	671,680	565,706	716,525	2,041,551	2,237,225	1,359,995	1,517,938
Ending shares outstanding	981,074	708,215	486,221	565,706	2,477,677	2,041,551	1,290,843	1,359,995

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Portfolio Optimization Aggressive-Growth (1)		Pacific Funds Ultra Short Income (2)		Pacific Funds Short Duration Income		Pacific Funds Core Income
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Period Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020

Class A
Shares sold	1,220,158	3,562,121			12,538,919	8,970,742	5,144,767	8,665,893
Dividends and distribution reinvested	526,227	1,308,345			208,932	276,592	344,789	275,501
Shares repurchased	(2,913,938)	(2,887,321)			(8,740,026)	(5,431,153)	(4,389,220)	(3,473,506)
Converted from Class B shares	—	1,259,139			—	—	—	—
Net increase (decrease)	(1,167,553)	3,242,284			4,007,825	3,816,181	1,100,336	5,467,888
Beginning shares outstanding	16,823,385	13,581,101			15,359,951	11,543,770	13,274,686	7,806,798
Ending shares outstanding	15,655,832	16,823,385			19,367,776	15,359,951	14,375,022	13,274,686

Class B
Shares sold		2,950
Dividends and distribution reinvested		—
Shares repurchased		(225,144)
Converted to Class A shares		(1,302,603)
Net increase (decrease)		(1,524,797)
Beginning shares outstanding		1,524,797
Ending shares outstanding		—

Class C
Shares sold	326,942	407,119			1,549,181	2,291,836	1,330,698	1,900,796
Dividends and distribution reinvested	80,577	239,008			36,483	71,673	90,450	112,580
Shares repurchased	(1,044,819)	(3,633,527)			(1,584,825)	(1,984,227)	(2,102,879)	(4,230,187)
Net increase (decrease)	(637,300)	(2,987,400)			839	379,282	(681,731)	(2,216,811)
Beginning shares outstanding	3,220,365	6,207,765			4,868,835	4,489,553	5,509,539	7,726,350
Ending shares outstanding	2,583,065	3,220,365			4,869,674	4,868,835	4,827,808	5,509,539

Class I
Shares sold			4,629	1,250,192	6,460,253	5,954,247	5,549,240	4,083,029
Dividends and distribution reinvested			17,722	21,867	202,068	252,068	210,691	121,234
Shares repurchased			(4,629)	—	(3,822,396)	(3,709,630)	(1,812,081)	(1,019,595)
Net increase (decrease)			17,722	1,272,059	2,839,925	2,496,685	3,947,850	3,184,668
Beginning shares outstanding			1,272,059	—	10,605,453	8,108,768	5,691,095	2,506,427
Ending shares outstanding			1,289,781	1,272,059	13,445,378	10,605,453	9,638,945	5,691,095

Class P
Shares sold							1,610,458	82,318
Dividends and distribution reinvested							103,281	104,194
Shares repurchased							(597,648)	(1,035,481)
Net increase (decrease)							1,116,091	(848,969)
Beginning shares outstanding							2,992,215	3,841,184
Ending shares outstanding							4,108,306	2,992,215

Advisor Class
Shares sold	310,473	293,957	782,702	1,303,584	52,415,830	74,015,215	40,390,540	48,237,571
Dividends and distribution reinvested	28,627	65,623	23,368	22,001	1,267,116	1,640,194	1,599,233	1,148,219
Shares repurchased	(340,662)	(279,435)	(260,164)	(40,210)	(51,530,741)	(51,140,510)	(34,461,869)	(22,754,430)
Net increase (decrease)	(1,562)	80,145	545,906	1,285,375	2,152,205	24,514,899	7,527,904	26,631,360
Beginning shares outstanding	839,965	759,820	1,285,375	—	71,426,295	46,911,396	63,963,523	37,332,163
Ending shares outstanding	838,403	839,965	1,831,281	1,285,375	73,578,500	71,426,295	71,491,427	63,963,523

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Strategic Income		Pacific Funds Floating Rate Income		Pacific Funds High Income		Pacific Funds ESG Core Bond (2)
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Period Ended 3/31/2021

Class A
Shares sold	4,708,081	4,914,682	5,667,393	8,486,582	151,557	601,052
Dividends and distribution reinvested	224,381	229,703	609,991	889,857	41,931	34,793
Shares repurchased	(3,204,856)	(3,585,612)	(7,221,698)	(11,440,196)	(294,916)	(323,463)
Net increase (decrease)	1,727,606	1,558,773	(944,314)	(2,063,757)	(101,428)	312,382
Beginning shares outstanding	7,359,552	5,800,779	18,468,543	20,532,300	826,007	513,625
Ending shares outstanding	9,087,158	7,359,552	17,524,229	18,468,543	724,579	826,007

Class C
Shares sold	1,586,601	2,962,272	1,374,643	2,175,673	48,266	49,822
Dividends and distribution reinvested	154,416	183,388	277,085	600,424	8,000	11,465
Shares repurchased	(1,973,263)	(2,175,238)	(4,296,787)	(11,051,710)	(98,459)	(201,951)
Net increase (decrease)	(232,246)	970,422	(2,645,059)	(8,275,613)	(42,193)	(140,664)
Beginning shares outstanding	6,512,760	5,542,338	11,704,425	19,980,038	229,687	370,351
Ending shares outstanding	6,280,514	6,512,760	9,059,366	11,704,425	187,494	229,687

Class I
Shares sold	1,411,194	1,394,002	69,364,697	23,549,454	213	60	1,250,000
Dividends and distribution reinvested	56,057	49,381	1,988,250	1,870,245	342	649	3,452
Shares repurchased	(1,979,140)	(267,743)	(13,784,531)	(28,551,536)	(750)	(12,014)	—
Net increase (decrease)	(511,889)	1,175,640	57,568,416	(3,131,837)	(195)	(11,305)	1,253,452
Beginning shares outstanding	1,721,194	545,554	47,117,049	50,248,886	6,229	17,534	—
Ending shares outstanding	1,209,305	1,721,194	104,685,465	47,117,049	6,034	6,229	1,253,452

Class P
Shares sold			548,182	27,233	3,481,800	3,937,512
Dividends and distribution reinvested			29,097	108,649	780,464	611,005
Shares repurchased			(491,671)	(2,490,782)	(3,913,655)	(1,959,911)
Net increase (decrease)			85,608	(2,354,900)	348,609	2,588,606
Beginning shares outstanding			896,733	3,251,633	13,944,180	11,355,574
Ending shares outstanding			982,341	896,733	14,292,789	13,944,180

Advisor Class
Shares sold	40,314,864	34,558,879	46,214,284	33,194,835	594,851	300,223	1,250,000
Dividends and distribution reinvested	1,746,869	1,726,826	2,179,452	3,446,801	23,028	26,234	3,452
Shares repurchased	(20,380,801)	(28,779,765)	(32,313,805)	(63,030,625)	(617,976)	(310,272)	—
Net increase (decrease)	21,680,932	7,505,940	16,079,931	(26,388,989)	(97)	16,185	1,253,452
Beginning shares outstanding	50,547,170	43,041,230	57,345,817	83,734,806	380,090	363,905	—
Ending shares outstanding	72,228,102	50,547,170	73,425,748	57,345,817	379,993	380,090	1,253,452

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Small/Mid-Cap (3)		Pacific Funds Small-Cap (3)		Pacific Funds Small-Cap Value (3)
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020

Class A
Shares sold	747,499	454,542	89,846	86,023	369,226	54,584
Dividends and distribution reinvested	—	3,558	—	517	902	1,211
Shares repurchased	(942,569)	(626,661)	(314,203)	(107,452)	(345,212)	(32,035)
Net increase (decrease)	(195,070)	(168,561)	(224,357)	(20,912)	24,916	23,760
Beginning shares outstanding	1,511,021	1,679,582	390,394	411,306	166,380	142,620
Ending shares outstanding	1,315,951	1,511,021	166,037	390,394	191,296	166,380

Class C
Shares sold	68,397	95,408	15,659	15,340	29,831	8,774
Dividends and distribution reinvested	—	—	—	—	—	—
Shares repurchased	(419,774)	(419,242)	(29,175)	(26,702)	(65,736)	(46,057)
Net increase (decrease)	(351,377)	(323,834)	(13,516)	(11,362)	(35,905)	(37,283)
Beginning shares outstanding	1,004,451	1,328,285	64,218	75,580	106,733	144,016
Ending shares outstanding	653,074	1,004,451	50,702	64,218	70,828	106,733

Advisor Class
Shares sold	2,175,547	4,483,757	90,017	154,768	283,768	546,781
Dividends and distribution reinvested	60,783	97,217	597	3,072	8,962	13,929
Shares repurchased	(6,795,051)	(7,251,475)	(299,163)	(323,883)	(728,169)	(215,844)
Net increase (decrease)	(4,558,721)	(2,670,501)	(208,549)	(166,043)	(435,439)	344,866
Beginning shares outstanding	22,368,493	25,038,994	906,981	1,073,024	1,618,035	1,273,169
Ending shares outstanding	17,809,772	22,368,493	698,432	906,981	1,182,596	1,618,035

Class R6
Shares sold	34,595	35,711	45,127	43,519	21,769	43,667
Dividends and distribution reinvested	407	2,177	—	199	919	3,342
Shares repurchased	(447,202)	(26,796)	(19,841)	(10,347)	(297,583)	(15,200)
Net increase (decrease)	(412,200)	11,092	25,286	33,371	(274,895)	31,809
Beginning shares outstanding	500,682	489,590	91,702	58,331	375,308	343,499
Ending shares outstanding	88,482	500,682	116,988	91,702	100,413	375,308

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund		PF Emerging Markets Debt Fund
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020

Class P
Shares sold	1,271,440	50,345	20,021,861	3,615,077	4,812,822	3,472,022	2,025,141	5,812,009
Dividends and distributions reinvested	41,165	49,102	2,749,801	1,054,428	287,548	443,167	266,366	340,844
Shares repurchased	(271,733)	(2,451,976)	(6,309,554)	(16,664,549)	(7,996,773)	(7,041,652)	(7,051,807)	(1,751,480)
Net increase (decrease)	1,040,872	(2,352,529)	16,462,108	(11,995,044)	(2,896,403)	(3,126,463)	(4,760,300)	4,401,373
Beginning shares outstanding	2,296,035	4,648,564	35,083,009	47,078,053	12,513,744	15,640,207	12,207,778	7,806,405
Ending shares outstanding	3,336,907	2,296,035	51,545,117	35,083,009	9,617,341	12,513,744	7,447,478	12,207,778

	PF Growth Fund		PF Large-Cap Value Fund		PF Small-Cap Growth Fund		PF Small-Cap Value Fund
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020

Class P
Shares sold	784,320	744,195	2,126,138	4,035,833	1,762,560	540,745	8,309,666	139,026
Dividends and distributions reinvested	1,470,408	209,732	2,277,895	930,979	325,430	71,962	38,076	601,184
Shares repurchased	(2,425,191)	(1,772,752)	(7,066,086)	(2,688,678)	(403,782)	(217,548)	(2,971,600)	(3,925,447)
Net increase (decrease)	(170,463)	(818,825)	(2,662,053)	2,278,134	1,684,208	395,159	5,376,142	(3,185,237)
Beginning shares outstanding	6,036,864	6,855,689	16,596,656	14,318,522	1,246,552	851,393	5,414,146	8,599,383
Ending shares outstanding	5,866,401	6,036,864	13,934,603	16,596,656	2,930,760	1,246,552	10,790,288	5,414,146

	PF Emerging Markets Fund		PF International Large-Cap Fund		PF International Small-Cap Fund		PF International Value Fund
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020

Class P
Shares sold	827,146	3,623,219	586,239	1,242,672	279,914	2,064,523	957,474	1,635,474
Dividends and distributions reinvested	259,396	1,506,175	380,281	589,059	60,888	106,308	115,434	236,077
Shares repurchased	(1,516,917)	(4,270,606)	(1,348,665)	(2,211,109)	(1,036,493)	(1,634,018)	(3,606,692)	(3,710,349)
Net increase (decrease)	(430,375)	858,788	(382,145)	(379,378)	(695,691)	536,813	(2,533,784)	(1,838,798)
Beginning shares outstanding	9,960,877	9,102,089	4,622,711	5,002,089	3,867,388	3,330,575	6,808,740	8,647,538
Ending shares outstanding	9,530,502	9,960,877	4,240,566	4,622,711	3,171,697	3,867,388	4,274,956	6,808,740

	PF Multi-Asset Fund		PF Real Estate Fund
	Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2021	Year Ended 3/31/2020

Class P
Shares sold	3,237,575	12,776,406	156,815	1,392,030
Dividends and distributions reinvested	4,453,540	2,407,348	50,287	204,529
Shares repurchased	(29,897,442)	(23,448,818)	(2,541,409)	(4,036,771)
Net increase (decrease)	(22,206,327)	(8,265,064)	(2,334,307)	(2,440,212)
Beginning shares outstanding	107,547,682	115,812,746	4,226,615	6,666,827
Ending shares outstanding	85,341,355	107,547,682	1,892,308	4,226,615

(1)	Class B shares were converted to Class A shares on July 31, 2019.
(2)	See footnote (1) in Financial Highlights from pages C-20 through C-28 for the commencement date of operations of each share class.
(3)	Class S shares were renamed to Class R6 shares on January 1, 2020.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

Pacific Funds Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Funds Series Trust (the “Trust”) comprising the Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Ultra Short Income, Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM High Income, Pacific FundsSM ESG Core Bond, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Growth Fund, PF Large-Cap Value Fund, PF Small-Cap Growth Fund (formerly named PF Developing Growth Fund), PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Large-Cap Fund, PF International Small-Cap Fund, PF International Value Fund, PF Multi-Asset Fund, and PF Real Estate Fund (the “Funds”), including the schedules of investments, as of March 31, 2021; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended for the PF Inflation Managed Fund, and the financial highlights for each of the five years in the period then ended for the Funds, except Pacific FundsSM Ultra Short Income, Pacific FundsSM ESG Core Bond, and PF Multi-Asset Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Pacific FundsSM Ultra Short Income, Pacific FundsSM ESG Core Bond, and PF Multi-Asset Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting the Trust as of March 31, 2021, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), the cash flows for the PF Inflation Managed Fund for the year then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Pacific Funds Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacific FundsSM Ultra Short Income	For the year ended March 31, 2021.	For the year ended March 31, 2021 and for the period from June 28, 2019 (commencement of operations) through March 31, 2020.	For the year ended March 31, 2021 and for the period from June 28, 2019 (commencement of operations) through March 31, 2020.
Pacific FundsSM ESG Core Bond	For the period December 14, 2020 (commencement of operations) through March 31, 2021.
PF Multi-Asset Fund	For the year ended March 31, 2021.	For the years ended March 31, 2021 and 2020.	For the years ended March 31, 2021, 2020, 2019 and the period from January 31, 2018 (commencement of operations) through March 31, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

May 24, 2021

We have served as the auditor of one or more affiliated investment companies of Pacific Funds Series Trust since 1988.

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2021 is as follows:

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	1.67%
Pacific Funds Portfolio Optimization Moderate-Conservative	5.49%
Pacific Funds Portfolio Optimization Moderate	8.11%
Pacific Funds Portfolio Optimization Growth	10.10%
Pacific Funds Portfolio Optimization Aggressive-Growth	15.02%
Pacific Funds Small-Cap	98.69%
Pacific Funds Small-Cap Value	23.52%
PF Large-Cap Value	61.09%

For the year ended March 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	1.31%
Pacific Funds Portfolio Optimization Moderate-Conservative	3.94%
Pacific Funds Portfolio Optimization Moderate	4.76%
Pacific Funds Portfolio Optimization Growth	10.31%
Pacific Funds Portfolio Optimization Aggressive-Growth	15.11%
Pacific Funds Small-Cap	98.69%
Pacific Funds Small-Cap Value	23.82%
PF Large-Cap Value	61.09%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2022. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gains distributions during the year ended March 31, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Pacific Funds Portfolio Optimization Conservative	$2,465,905
Pacific Funds Portfolio Optimization Moderate-Conservative	11,238,471
Pacific Funds Portfolio Optimization Moderate	56,635,377
Pacific Funds Portfolio Optimization Growth	59,201,256
Pacific Funds Portfolio Optimization Aggressive-Growth	28,423,692
Pacific Funds Ultra Short Income	57,708
Pacific Funds Short Duration Income	2,821,205
Pacific Funds Core Income	8,954,394
Pacific Funds Small/Mid-Cap	891,237
PF Managed Bond	4,159,022
PF Growth	46,975,554
PF Large-Cap Value	26,617,781
PF Small-Cap Growth	2,712,109
PF Emerging Markets	5,520,840
PF International Large-Cap	4,197,096
PF Multi-Asset	179,710,484

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2020 to March 31, 2021.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/21” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/20-03/31/21” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2020 to March 31, 2021.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/20-03/31/21.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/20	Ending Account Value at 03/31/21	Annualized Expense Ratio	Expenses Paid During the Period 10/01/20 - 03/31/21 (1)
Pacific Funds Portfolio Optimization Conservative (2)
Actual Fund Return

Class A	$1,000.00	$1,055.70	0.60%	$3.08

Class C	1,000.00	1,051.40	1.35%	6.90

Advisor Class	1,000.00	1,057.30	0.35%	1.80

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate-Conservative (2)
Actual Fund Return

Class A	$1,000.00	$1,094.70	0.60%	$3.13

Class C	1,000.00	1,090.90	1.35%	7.04

Advisor Class	1,000.00	1,096.90	0.35%	1.83

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate (2)
Actual Fund Return

Class A	$1,000.00	$1,136.60	0.60%	$3.20

Class C	1,000.00	1,131.80	1.35%	7.18

Advisor Class	1,000.00	1,137.00	0.35%	1.86

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Growth (2)
Actual Fund Return

Class A	$1,000.00	$1,178.80	0.60%	$3.26

Class C	1,000.00	1,174.90	1.35%	7.32

Advisor Class	1,000.00	1,181.20	0.35%	1.90

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Aggressive-Growth (2)
Actual Fund Return

Class A	$1,000.00	$1,224.00	0.60%	$3.33

Class C	1,000.00	1,219.30	1.35%	7.47

Advisor Class	1,000.00	1,225.30	0.35%	1.94

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Ultra Short Income
Actual Fund Return

Class I	$1,000.00	$1,007.10	0.32%	$1.60

Advisor Class	1,000.00	1,007.10	0.32%	1.60

Hypothetical

Class I	$1,000.00	$1,023.34	0.32%	$1.61

Advisor Class	1,000.00	1,023.34	0.32%	1.61

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/20	Ending Account Value at 03/31/21	Annualized Expense Ratio	Expenses Paid During the Period 10/01/20 - 03/31/21 (1)
Pacific Funds Short Duration Income
Actual Fund Return

Class A	$1,000.00	$1,008.80	0.75%	$3.76

Class C	1,000.00	1,005.00	1.50%	7.50

Class I	1,000.00	1,010.00	0.50%	2.51

Advisor Class	1,000.00	1,010.00	0.50%	2.51

Hypothetical

Class A	$1,000.00	$1,021.19	0.75%	$3.78

Class C	1,000.00	1,017.45	1.50%	7.54

Class I	1,000.00	1,022.44	0.50%	2.52

Advisor Class	1,000.00	1,022.44	0.50%	2.52
Pacific Funds Core Income
Actual Fund Return

Class A	$1,000.00	$995.50	0.85%	$4.23

Class C	1,000.00	991.80	1.60%	7.95

Class I	1,000.00	997.00	0.55%	2.74

Class P	1,000.00	997.10	0.55%	2.74

Advisor Class	1,000.00	997.00	0.55%	2.74

Hypothetical

Class A	$1,000.00	$1,020.69	0.85%	$4.28

Class C	1,000.00	1,016.95	1.60%	8.05

Class I	1,000.00	1,022.19	0.55%	2.77

Class P	1,000.00	1,022.19	0.55%	2.77

Advisor Class	1,000.00	1,022.19	0.55%	2.77
Pacific Funds Strategic Income
Actual Fund Return

Class A	$1,000.00	$1,060.80	0.95%	$4.88

Class C	1,000.00	1,057.30	1.65%	8.46

Class I	1,000.00	1,062.80	0.65%	3.34

Advisor Class	1,000.00	1,062.10	0.70%	3.60

Hypothetical

Class A	$1,000.00	$1,020.19	0.95%	$4.78

Class C	1,000.00	1,016.70	1.65%	8.30

Class I	1,000.00	1,021.69	0.65%	3.28

Advisor Class	1,000.00	1,021.44	0.70%	3.53
Pacific Funds Floating Rate Income
Actual Fund Return

Class A	$1,000.00	$1,041.90	1.02%	$5.19

Class C	1,000.00	1,038.30	1.72%	8.74

Class I	1,000.00	1,043.50	0.72%	3.67

Class P	1,000.00	1,043.40	0.72%	3.67

Advisor Class	1,000.00	1,043.10	0.77%	3.92

Hypothetical

Class A	$1,000.00	$1,019.85	1.02%	$5.14

Class C	1,000.00	1,016.36	1.72%	8.65

Class I	1,000.00	1,021.34	0.72%	3.63

Class P	1,000.00	1,021.34	0.72%	3.63

Advisor Class	1,000.00	1,021.09	0.77%	3.88

	Beginning Account Value at 10/01/20	Ending Account Value at 03/31/21	Annualized Expense Ratio	Expenses Paid During the Period 10/01/20 - 03/31/21 (1)
Pacific Funds High Income
Actual Fund Return

Class A	$1,000.00	$1,076.20	0.95%	$4.92

Class C	1,000.00	1,073.60	1.65%	8.53

Class I	1,000.00	1,078.30	0.70%	3.63

Class P	1,000.00	1,078.30	0.70%	3.63

Advisor Class	1,000.00	1,078.50	0.70%	3.63

Hypothetical

Class A	$1,000.00	$1,020.19	0.95%	$4.78

Class C	1,000.00	1,016.70	1.65%	8.30

Class I	1,000.00	1,021.44	0.70%	3.53

Class P	1,000.00	1,021.44	0.70%	3.53

Advisor Class	1,000.00	1,021.44	0.70%	3.53
Pacific Funds ESG Core Bond (3)
Actual Fund Return

Class I	$1,000.00	$972.70	0.48%	$1.40

Advisor Class	1,000.00	972.70	0.48%	1.40

Hypothetical

Class I	$1,000.00	$1,022.54	0.48%	$2.42

Advisor Class	1,000.00	1,022.54	0.48%	2.42
Pacific Funds Small/Mid-Cap
Actual Fund Return

Class A	$1,000.00	$1,451.00	1.20%	$7.33

Class C	1,000.00	1,445.90	1.95%	11.89

Advisor Class	1,000.00	1,452.30	0.95%	5.81

Class R6	1,000.00	1,453.60	0.85%	5.20

Hypothetical

Class A	$1,000.00	$1,018.95	1.20%	$6.04

Class C	1,000.00	1,015.21	1.95%	9.80

Advisor Class	1,000.00	1,020.19	0.95%	4.78

Class R6	1,000.00	1,020.69	0.85%	4.28
Pacific Funds Small-Cap
Actual Fund Return

Class A	$1,000.00	$1,457.70	1.20%	$7.35

Class C	1,000.00	1,452.90	1.95%	11.93

Advisor Class	1,000.00	1,459.60	0.95%	5.83

Class R6	1,000.00	1,461.50	0.85%	5.22

Hypothetical

Class A	$1,000.00	$1,018.95	1.20%	$6.04

Class C	1,000.00	1,015.21	1.95%	9.80

Advisor Class	1,000.00	1,020.19	0.95%	4.78

Class R6	1,000.00	1,020.69	0.85%	4.28
Pacific Funds Small-Cap Value
Actual Fund Return

Class A	$1,000.00	$1,550.90	1.20%	$7.63

Class C	1,000.00	1,543.70	1.95%	12.37

Advisor Class	1,000.00	1,553.70	0.95%	6.05

Class R6	1,000.00	1,554.40	0.85%	5.41

Hypothetical

Class A	$1,000.00	$1,018.95	1.20%	$6.04

Class C	1,000.00	1,015.21	1.95%	9.80

Advisor Class	1,000.00	1,020.19	0.95%	4.78

Class R6	1,000.00	1,020.69	0.85%	4.28

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/20	Ending Account Value at 03/31/21	Annualized Expense Ratio	Expenses Paid During the Period 10/01/20 - 03/31/21 (1)
PF Inflation Managed Fund
Actual Fund Return

Class P	$1,000.00	$1,007.10	0.59%	$2.95

Hypothetical

Class P	$1,000.00	$1,021.99	0.59%	$2.97
PF Managed Bond Fund
Actual Fund Return

Class P	$1,000.00	$ 978.50	0.54%	$2.66

Hypothetical

Class P	$1,000.00	$1,022.24	0.54%	$2.72
PF Short Duration Bond Fund
Actual Fund Return

Class P	$1,000.00	$1,010.00	0.55%	$2.76

Hypothetical

Class P	$1,000.00	$1,022.19	0.55%	$2.77
PF Emerging Markets Debt Fund
Actual Fund Return

Class P	$1,000.00	$1,021.20	0.92%	$4.64

Hypothetical

Class P	$1,000.00	$1,020.34	0.92%	$4.63
PF Growth Fund
Actual Fund Return

Class P	$1,000.00	$1,083.00	0.70%	$3.64

Hypothetical

Class P	$1,000.00	$1,021.44	0.70%	$3.53
PF Large-Cap Value Fund
Actual Fund Return

Class P	$1,000.00	$1,244.20	0.80%	$4.48

Hypothetical

Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Small-Cap Growth Fund
Actual Fund Return

Class P	$1,000.00	$1,262.30	0.75%	$4.23

Hypothetical

Class P	$1,000.00	$1,021.19	0.75%	$3.78
PF Small-Cap Value Fund
Actual Fund Return

Class P	$1,000.00	$1,698.60	0.90%	$6.06

Hypothetical

Class P	$1,000.00	$1,020.44	0.90%	$4.53
PF Emerging Markets Fund
Actual Fund Return

Class P	$1,000.00	$1,214.30	0.95%	$5.24

Hypothetical

Class P	$1,000.00	$1,020.19	0.95%	$4.78
PF International Large-Cap Fund
Actual Fund Return

Class P	$1,000.00	$1,149.40	0.98%	$5.25

Hypothetical

Class P	$1,000.00	$1,020.04	0.98%	$4.94

	Beginning Account Value at 10/01/20	Ending Account Value at 03/31/21	Annualized Expense Ratio	Expenses Paid During the Period 10/01/20 - 03/31/21 (1)
PF International Small-Cap Fund
Actual Fund Return

Class P	$1,000.00	$1,255.50	1.10%	$6.19

Hypothetical

Class P	$1,000.00	$1,019.45	1.10%	$5.54
PF International Value Fund
Actual Fund Return

Class P	$1,000.00	$1,364.80	0.80%	$4.72

Hypothetical

Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Multi-Asset Fund
Actual Fund Return

Class P	$1,000.00	$1,227.10	0.51%	$2.83

Hypothetical

Class P	$1,000.00	$1,022.39	0.51%	$2.57
PF Real Estate Fund
Actual Fund Return

Class P	$1,000.00	$1,167.10	0.90%	$4.86

Hypothetical

Class P	$1,000.00	$1,020.44	0.90%	$4.53

(1)

Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.

(2)

The annualized expense ratios for the Portfolio Optimization Funds do not include fees and expenses of their respective PF Underlying Funds and the Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income in which the Portfolio Optimization Funds invest (see Note 1 in Notes to Financial Statements).

(3)

Pacific Funds ESG Core Bond commenced operations on December 14, 2020. The actual fund returns and expenses paid during the period for these funds were for the period December 14, 2020 to March 31, 2021, instead of the entire six-month period. The hypothetical returns and expenses paid during the period are based on the entire six-month period for comparison purposes.

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds In Fund Complex Overseen**

INDEPENDENT TRUSTEES

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	80

Andrew J. Iseman Year of birth 1964	Trustee since 6/10/19	Trustee (3/19 to present) of Pacific Select Fund; Consultant (3/19 to 6/19) to the Trust; Member of the Board of Advisors of Market Insight Out (11/20 to present) Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	80

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Consultant (11/15 to 6/16) to the Trust and Pacific Select Fund; Independent Trustee (8/10 to present) and Chairman of the Board (8/19 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present). Formerly: Partner of PricewaterhouseCoopers LLP; Partner of McGladrey & Pullen LLP; Adjunct Professor of Accounting, SUNY College at Old Westbury; Interim Chief Financial Officer of The Leon Levy Foundation.	80

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	80

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	80

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) of Pacific Select Fund.	80

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Executive Officer (1/15 to 6/18) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Select Fund.	80

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Select Fund.	80

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	85

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance & Ethics Officer since 6/04/04	Vice President and Chief Compliance & Ethics Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance & Ethics Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance & Ethics Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance & Ethics Officer (6/04 to present) of Pacific Select Fund.	80

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	80

Laurene E. MacElwee Year of birth1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present) and Assistant Secretary (4/05 to present) of Pacific Select Fund.	80

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	80

Trevor T. Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) and Director (4/09 to 12/16) of Pacific Life; Assistant Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Select Fund.	80

Bonnie J. Boyle Year of birth 1974	Vice President and Assistant Treasurer since 1/1/20	Director (6/17 to present) and Accounting Manager (7/13 to 5/17) of Pacific Life; Assistant Vice President and Assistant Treasurer (1/20 to present) of Pacific Select Fund.	80

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	80

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13 and Assistant Secretary since 1/1/20	Assistant Vice President (9/11 to present) of Pacific Life; Assistant Vice President (12/13 to present) and Assistant Secretary (1/20 to present) of Pacific Select Fund.	80

Benjamin D. Wiesenfeld Year of birth 1978	Assistant Vice President and Deputy Chief Compliance & Ethics Officer since 1/01/21	Assistant Vice President (6/20 to present) of Pacific Life; Chief Compliance Officer (10/20 to present) of Pacific Select Distributors, LLC; Chief Compliance Officer (8/18 to 11/19) of Oakmark Funds; Chief Compliance Officer (6/16 to 6/18) of Northern Funds, Northern Institutional Funds and FlexShares ETFs; General Counsel and Chief Compliance Officer (5/09 to 6/16) of Scout Investments, Inc. and Scout Funds; Vice President and Deputy Chief Compliance & Ethics Officer (1/21 to present) of Pacific Select Fund.	80

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2021, the “Fund Complex” consisted of Pacific Select Fund (51 funds) and Pacific Funds (29 funds).

PACIFIC FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Trust has a liquidity risk management program (the “Program”). The Trust’s Board of Trustees (the “Board”) has designated the Liquidity Oversight Committee (the “Committee”) of Pacific Life Fund Advisors LLC (the “Investment Adviser”) as the administrator of the Program. Personnel of the Investment Adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Committee.

Under the Program, the Committee manages the liquidity risk of each Fund of the Trust. Liquidity risk is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in that Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Committee’s process for determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the Program for the period January 1, 2020 through December 31, 2020. The report included, among other information, each Fund’s (i) investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed market conditions; (ii) short-term and long- term cash flow projections during both normal and reasonably foreseeable stressed conditions; and (iii) holdings of cash and cash equivalents, as well as relevant borrowing arrangements.

The report indicated periods of heightened volatility across various markets, though no significant liquidity events impacting any Fund were noted in the report. In addition, the Committee provided its assessment that the Program had been effective in managing each Fund’s liquidity risk.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers, including affiliated sub-advisers, if any (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds. PLFA also currently directly manages Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Asset Allocation Funds”), as well as a portion of the PF Multi-Asset Fund (together with the Asset Allocation Funds, the “Directly Managed Funds”). For the collateral portion of the PF Multi-Asset Fund and all other Funds, PLFA has retained affiliated or unaffiliated firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at a meeting of the Trustees held on December 8, 2020.1 Although the 1940 Act requires that continuances of the Agreements be approved by the in-person vote of a majority of the Independent Trustees, the December 8, 2020 meeting, which was attended by all of the Trustees, was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The December 8, 2020 meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received virtual presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management, business continuity plan, cybersecurity and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to (or expected to be incurred by and charged to) the Funds under the Agreements.

The Board noted that as the investment adviser, PLFA provides a broad range of services to the Trust, including among others: overseeing and coordinating the activities of Sub-Advisers and other third-party service providers, evaluating Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, making regulatory filings (including disclosure and financial filings) on behalf of the Trust, monitoring fund performance, performing risk oversight of the Funds, providing the Board with information and reports as may be requested, providing valuation support, administering the Trust’s liquidity risk management program, providing compliance-related services and providing personnel and office space to the Trust. These responsibilities are described in more detail below. The Trustees also considered that PLFA incurs substantial reputational, financial, litigation, regulatory and business risks by serving as investment adviser. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information regarding the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

[1]

At the December 8th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, Pacific Funds Short Duration Income, Pacific Funds Strategic Income, Pacific Funds Ultra Short Income, PF Multi-Asset Fund, PF Large-Cap Value Fund, PF Small-Cap Growth Fund, PF International Small-Cap Fund or PF Managed Bond Fund (with respect to Western Asset Management Company, LLC (“Western Asset”) and J.P. Morgan Investment Management Inc. (“JPMorgan”)) as those agreements were not up for renewal at that time.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA –The Trustees considered the depth and quality of PLFA’s investment management process, including its process to evaluate Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, its monitoring and oversight of the Sub-Advisers, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated under an administration agreement for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in so as to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the Asset Allocation Funds and continues to employ resources to refine that method. In addition, the Trustees considered PLFA’s sub-adviser research process and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA. The Trustees considered that PLFA is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had engaged a third-party consulting firm to review PLFA’s asset allocation process in 2016, and that the firm had reported favorably on PLFA’s asset allocation capabilities. With respect to the PF Multi-Asset Fund, the Trustees also considered PLFA’s trading-related and valuation responsibilities.

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement under an administration agreement and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees considered the report of PLFA’s internal conflicts review committee and also reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required by Rule 38a-1 under the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered that PLFA recommends to the Board the hiring and termination of Sub-Advisers and performs the associated due diligence relating to such recommendations, the risk and performance oversight of the Sub-Advisers performed by PLFA and

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the fact that PLFA provides valuation support for Sub-Advised Funds. The Trustees noted PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both the Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and/or stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries. Additionally, the Board considered how the Adviser’s business continuity plan has operated during the current COVID-19 pandemic and the updates it provided to the Board on how the business continuity plans of Sub-Advisers and other third-party service providers were operating.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds or changes to existing Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings, video meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for the Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information regarding securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by the Asset Allocation Funds and the transition of Fund assets from

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required by Rule 38a-1 under the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated under the administration agreement for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements for the unaffiliated Sub-Advisers, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Asset Allocation Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Asset Allocation Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that the custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2020, as available, compared to the applicable benchmark and Selected Performance Peer Group. The Trustees placed greater emphasis on a Fund’s performance against peers as opposed to an unmanaged index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. When reviewing a Fund’s performance against its Selected Performance Peer Group, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the Selected Performance Peer Group. With respect to actively managed Funds, when reviewing a Fund’s performance against its benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks

Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

understanding of any recurring or material underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA or a Sub-Adviser has taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. The following summary highlights certain, but not all, relevant facts considered by the Board with respect to the Fund’s performance track record.

PF Growth Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one-year period and the first or second quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Value Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first or second quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective July 2020 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Pacific Funds Large-Cap Value

The Fund outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five-year period and ranked in the second quintile of its Peer Group for the one-year period and the third quintile for the three- and five-year periods.

Pacific Funds Small/Mid-Cap

The Fund underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three-year period and ranked in the third quintile of its Peer Group for the one- and three-year periods and the fourth quintile for the five-year period.

Pacific Funds Small-Cap

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA will closely monitor it for improved performance.

PF Small-Cap Growth Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and performed in line for the ten-year period and ranked in the first or second quintile of its Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective May 2020 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PF Small-Cap Value Fund

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods and ranked in the third quintile of its Peer Group for the one- and three-year periods and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Pacific Funds Small-Cap Value

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the fourth or fifth quintile of its Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

PF Emerging Markets Fund

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one-year period and the second quintile for the three-, five- and ten-year periods.

PF Emerging Markets Debt Fund

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period and ranked in the fifth quintile of its Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that performance has recently improved and PLFA will continue to closely monitor it for improved performance.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF International Large-Cap Fund

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth or fifth quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

PF International Small-Cap Fund

The Fund outperformed the Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods and ranked in the second quintile of its Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective July 2020 in connection with a change in control of the Sub-Adviser and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

PF International Value Fund

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2017. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

PF Multi-Asset Fund

The Fund underperformed its Selected Performance Peer Group median for the one-year period and ranked in the third quintile of its Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record. The Board also considered the Fund’s contribution to the performance of the Asset Allocation Funds.

PF Real Estate Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the second quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018.

Pacific Funds Core Income

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods and ranked in the third quintile of its Peer Group for the one-year period and the second quintile for the three- and five-year periods.

Pacific Funds Floating Rate Income

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the first or second quintile of its Peer Group for the one-, three- and five-year periods.

Pacific Funds High Income

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the third quintile for the three-year period and the second quintile for the five-year period.

PF Inflation Managed Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from January 2015 to October 2016 and since October 2016 has been the sole Sub-Adviser.

PF Managed Bond Fund

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first or second quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has co-managed the Fund since 2014. In evaluating the performance of the Fund, the Board also considered that it had recently approved (i) a new Sub-Advisory Agreement for the Fund with Western Asset effective July 2020 in connection with a change in control of the Sub-Adviser and (ii) a new Sub-Advisory Agreement for the Fund with JPMorgan effective October 2020 in connection with the addition of a co-Sub-Adviser and, therefore, the Sub-Advisory Agreements with Western Asset and JPMorgan were not up for renewal at this time.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF Short Duration Bond Fund

The Fund outperformed its Selected Performance Peer Group median for the one- and three-year periods, performed in line for the five-year period and underperformed for the ten-year period and ranked in the first or second quintile of its Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011.

Pacific Funds Short Duration Income

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one-year period and the second quintile for the three- and five-year periods.

Pacific Funds Strategic Income

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the first or second quintile of its Peer Group for the one-, three- and five-year periods.

Pacific Funds Ultra Short Income

The Fund outperformed its Selected Performance Peer Group median for the one-year period and ranked in the first quintile of its Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund performed in line with its Selected Performance Peer Group median for the one-year period, outperformed for the three- and five-year periods and underperformed for the ten-year period and ranked in the third quintile of its Peer Group for the one- and three-year periods, the second quintile for the five-year period and the fifth quintile for the ten-year period.

Pacific Funds Portfolio Optimization Conservative

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the first quintile of its Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period.

Pacific Funds Portfolio Optimization Growth

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the second quintile of its Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the second quintile of its Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period.

Pacific Funds Portfolio Optimization Moderate

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the second quintile of its Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period.

*****

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees a change in Sub-Adviser when circumstances warrant. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds for the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund net expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared advisory fees and expenses with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Asset Allocation Funds, the Selected Expense Peer Group information is used to review the Funds’ expenses, excluding acquired fund fees and expenses, to the peer group. The Trustees also compared the net expense ratio (including acquired fund fees and expenses) for these funds with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Asset Allocation Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Large-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Small/Mid-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Small-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

PF International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF International Small-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Multi-Asset Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.0075% of its advisory fee.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees further noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Ultra Short Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

*****

During their review, the Trustees considered that all of the Funds were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with the exception of the affiliated Sub-Adviser, the Sub-Advised Funds’ fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers. For the affiliated Sub-Adviser, the Trustees took into account the fact that each Sub-Advised Funds’ fee rates were not the subject of an arms’-length negotiation with PLFA, but considered information relating to competitive fees charged by similarly managed funds. In all cases, the Trustees considered that all sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Accordingly, in the case of the unaffiliated Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and, for certain Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be highly competitive with peers to attract assets at the Fund’s inception. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fee schedules. The Trustees noted that in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees considered that the advisory fee waivers effectively implement breakpoints in PLFA’s advisory fees where determined to be appropriate so as to share economies of scale or other cost savings that PLFA has attained.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers.

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant additional sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information regarding other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information regarding other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by mutual fund investment management organizations or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including all of the Independent Trustees, concluded that: (i) the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders; (ii) that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders; and (iii) the recommendation by PLFA to the Board to enter into each Sub-Advisory Agreement with respect to each unaffiliated Sub-Adviser was not inappropriately influenced by conflicts of interest. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

III. Other Investment Advisory and Sub-Advisory Agreement Approval

In addition to considering the renewal of the Advisory Agreement and existing Sub-Advisory Agreements during the period, the Board considered and approved the Advisory Agreement and Sub-Advisory Agreement with respect to Pacific Funds ESG Core Bond, a new Fund, and the Sub-Advisory Agreement with respect to PF Managed Bond Fund, as discussed below.

Pacific Funds ESG Core Bond

At an in-person meeting on September 16, 2020, the Board, including all the Independent Trustees, approved the establishment and designation of a newly-organized Fund of the Trust, Pacific Funds ESG Core Bond, effective on or about December 14, 2020. In connection with this approval, the Board also approved, effective on or about December 14, 2020, the Advisory Agreement with PLFA with respect to the new Fund (the “ESG Core Bond Advisory Agreement”) and the Sub-Advisory Agreement with Pacific Asset Management LLC (“PAM”) (the “PAM Sub-Advisory Agreement”).

In evaluating the ESG Core Bond Advisory Agreement and the PAM Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

Fund Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of sub-advisers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs them about matters relevant to the Trust, its shareholders and investing.

The Trustees considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees took into account the scope of services to be provided by PLFA under the ESG Core Bond Advisory Agreement. The Trustees considered that although PLFA would be separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the ESG Core Bond Advisory Agreement, these services would be provided as a result of PLFA’s advisory relationship with the Fund. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Fund. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the funds for which it serves as investment adviser, including additional tools designed to ensure compliance with new laws and regulations.

The Trustees noted PLFA’s proposed responsibilities in rendering services to the Fund and the fact that PLFA would monitor and evaluate the performance of JPMorgan in comparison to the Fund’s investment objective as well as to an appropriate benchmark index and group of peer funds. The Trustees also considered that PLFA would monitor the Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA would provide the Board with periodic and special reports related to the Fund’s performance and PLFA’s investment monitoring and evaluation.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the Fund in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered PLFA’s ability to provide an appropriate level of support and resources to the Fund, and that PLFA has sufficiently qualified personnel to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Trustees based this review on information and materials provided to them throughout the year by PLFA related to other funds for which it serves as investment adviser. The Trustees considered PLFA’s continued development and use of analytical tools for assessing fund performance and the performance of sub-advisers, conducting a risk analysis, return analysis and an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify underperformance as well as identify funds that are performing well relative to applicable benchmarks or peer groups, and to analyze the funds’ performance records against various measures. The Trustees considered that PLFA also conducts various analyses to try to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed processes to oversee and monitor a sub-adviser’s execution of investment strategies. The Trustees noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance.

The Trustees also noted that PLFA conducts periodic due diligence on sub-advisers involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a sub-adviser’s investment process and to seek to identify issues that may be relevant to a sub-adviser’s services to a fund or a fund’s performance, including, but not limited to, a sub-adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a sub-adviser, significant staffing changes that could affect a fund, material changes in a sub-adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also considered the background and experience of PLFA’s senior management.

The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services that would be

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

provided by PLFA to the Fund, including assistance with performance evaluation, risk management oversight, preparation of periodic performance and financial reports, review of trade execution and coordination of the services of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Fund under the ESG Core Bond Advisory Agreement.

PAM. The Trustees considered the benefits to shareholders of retaining PAM as a sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by PAM. In this regard, the Trustees considered various materials relating to PAM, including copies of the proposed PAM Sub-Advisory Agreement; copies of PAM’s Form ADV; financial information; a written presentation from PAM; a comprehensive report including an assessment by PLFA; responses from PAM to information requested by counsel to the Independent Trustees; and other information deemed relevant to the Trustees’ evaluation. The Trustees also considered a verbal presentation at a meeting held virtually on September 16, 2020 from the investment management team of PLFA and from management and investment personnel from PAM where all attendees could hear each other clearly. The Trustees also considered that PAM is a wholly-owned subsidiary of Pacific Life and therefore is affiliated with PLFA.

The Trustees considered that under the PAM Sub-Advisory Agreement, PAM would be responsible for providing investment advisory services for the Fund’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of PAM, including the background and experience of PAM’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that they had previously reviewed and approved PAM’s written compliance policies and procedures and code of ethics, and that the Trust’s Chief Compliance Officer previously provided an assessment of PAM’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. The Trustees also took note of the due diligence PLFA conducted with respect to PAM, and were aided by the assessment and recommendation of PLFA and the presentation and materials provided by PAM.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by PAM under the PAM Sub-Advisory Agreement.

B. Performance

The Trustees considered PLFA’s recommendation of PAM to serve as sub-adviser with regard to the Fund’s day-to-day investment activities. Because this consideration related to a newly-organized fund, no actual performance record for the Fund was available. However, the Trustees considered the investment process and techniques to be used by PAM for the Fund and PAM’s experience managing core bond strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the PAM Sub-Advisory Agreement, including the factors described below. The Trustees also considered that while PAM does not currently manage an account with this strategy, it manages Pacific Funds Core Income with a similar investment strategy.

The Trustees considered information about the historical performance of Pacific Funds Core Income, managed by the same PAM portfolio management team that would manage the Fund. The Trustees considered that this information included a comparison of Pacific Funds Core Income’s performance against a pertinent benchmark and an applicable peer group for the one-, three- and five-year periods as of June 30, 2020.

The Trustees considered additional information about the historical performance of a portfolio managed by the same PAM portfolio management team that would manage the Fund using the same ESG-oriented rules as the Fund. The Trustees considered that this information included a comparison of the portfolio’s performance against a pertinent benchmark since inception as of June 30, 2020.

The Board determined that PAM’s performance record was acceptable.

C. Advisory and Sub-Advisory Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee and net expense ratio for the Fund. The Trustees reviewed the proposed advisory fee compared with the average fees of other funds in an applicable peer group. The Trustees considered that the proposed advisory fee was in line with industry averages for similar investment products based on the data presented to the Board. The Board concluded that the compensation payable to PLFA under the ESG Core Bond Advisory Agreement is fair and reasonable.

PAM. The Trustees considered that PAM does not currently manage any other accounts with similar investment strategies as the Fund.

The Board concluded that the compensation payable under the PAM Sub-Advisory Agreement is fair and reasonable, and that the amount of the advisory fee retained by PLFA after paying the sub-advisory fee to PAM is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring and operating the Fund and information regarding the anticipated projected profitability of the proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the Fund based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the Fund. The Trustees also considered the overall financial soundness of PLFA.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered information regarding the anticipated costs to PAM of sub-advising the Fund and the projected profitability of the PAM Sub-Advisory Agreement to PAM, to the extent practicable based on the information provided by PAM. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the fact that the sub-advisory fees are paid by PLFA and the fact that the projected profitability of the PAM Sub-Advisory Agreement to PAM is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for PAM at this time was of limited utility.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the Fund as assets grow. Because the Fund has no operating history and no assets, no economies of scale exist at this time with respect to the Fund. However, the Trustees considered that the net expense ratio for the Fund is competitive with peers

The Trustees considered the organizational strengths of PAM and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the ESG Core Bond Advisory Agreement and PAM Sub-Advisory Agreement is fair and reasonable.

E. Ancillary Benefits

The Trustees received information from PLFA and PAM concerning other benefits that may be received by PLFA and PAM and their affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with PAM and the anticipated use of soft-dollars by PAM. In this regard, the Trustees noted that PAM represented that it does not anticipate using an affiliated broker-dealer and that it does not anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by PLFA from its relationship with the Fund and that such benefits are consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual. The Trustees also considered benefits that may be derived by other affiliates of PLFA, including Pacific Life. The Trustees also considered potential benefits to be derived by PAM and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the ESG Core Bond Advisory Agreement and PAM Sub-Advisory Agreement are in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the ESG Core Bond Advisory Agreement and PAM Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PF Managed Bond Fund

At an in-person meeting on September 16, 2020, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective on or about October 30, 2020, a new sub-advisory agreement with J.P. Morgan Investment Management Inc. (“JPMorgan”), with respect to the PF Managed Bond Fund (the “JPMorgan Sub-Advisory Agreement”) and appointed JPMorgan as a new co-sub-adviser for a portion of the Fund, joining the existing sub-advisers, Pacific Investment Management Company LLC and Western Asset, which manage the remaining portions.

In evaluating the JPMorgan Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining JPMorgan as a co-sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by JPMorgan. In this regard, the Trustees considered various materials relating to JPMorgan, including copies of the proposed JPMorgan Sub-Advisory Agreement; copies of JPMorgan’s Form ADV; financial information; a written presentation from JPMorgan; a comprehensive report including an assessment by PLFA; responses from JPMorgan to information requested by counsel to the Independent Trustees; and other information deemed relevant to the Trustees’ evaluation. The Trustees also considered a verbal presentation at a meeting held virtually on September 16, 2020 from management and investment personnel from JPMorgan where all attendees could hear each other clearly.

The Trustees considered that under the JPMorgan Sub-Advisory Agreement, JPMorgan would be responsible for providing investment advisory services for a portion of the Fund’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by that portion of the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of JPMorgan, including the background and experience of JPMorgan’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that the Trust’s Chief Compliance Officer (“CCO”) had reviewed JPMorgan’s written compliance policies and procedures and code of ethics. The Trustees also considered the CCO’s assessment of JPMorgan’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. The Trustees also took note of the due diligence PLFA conducted with respect to JPMorgan, and were aided by the assessment and recommendation of PLFA and the presentation and materials provided by JPMorgan.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by JPMorgan under the JPMorgan Sub-Advisory Agreement.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage a core bond strategy and PLFA’s identification of JPMorgan to serve as sub-adviser with regard to a portion of the Fund’s day-to-day investment activities. The Trustees considered that the Fund’s historical performance had been obtained under a different sub-adviser, although PLFA has managed the Fund since its inception. However, the Trustees considered the investment process and techniques to be used by JPMorgan for the Fund and JPMorgan’s experience managing core bond strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the JPMorgan Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of a composite managed by the same JPMorgan portfolio management team that would manage the Fund using similar investment strategies (the “JPMorgan Comparable Performance”). The Trustees considered that this information included a comparison of the JPMorgan Comparable Performance against a pertinent benchmark for the one-, three-, five- and ten-year periods as of May 31, 2020.

The Trustees considered additional information about the historical performance of a composite managed by the same JPMorgan portfolio management team that would manage the Fund using similar investment strategies. The Trustees considered that this information included a comparison of the composite’s performance against a pertinent benchmark and an applicable peer group for the one-, three-, five- and ten-year periods and the year-to-date period as of June 2020, as well as performance for each of the past five calendar years. Additionally, the Trustees considered the standard deviation, risk-adjusted returns and other performance metrics of the composite during certain periods.

The Board determined that JPMorgan’s performance record with respect to a similarly managed composite was acceptable.

C. Sub-Advisory Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of JPMorgan with regard to other funds with substantially similar investment strategies as the Fund. In comparing the proposed sub-advisory fees to be paid by the Fund to fees charged by JPMorgan for the other similarly-managed funds, the Trustees noted that for certain funds, there were differences in: (i) the nature of the Fund and those other funds, (ii) the services provided to each, (iii) the client’s overall relationship with JPMorgan, and/or (iv) regulatory differences that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and JPMorgan, and that the Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund. The Trustees also considered that there are certain costs associated with adding a sub-adviser, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this sub-adviser addition.

The Board concluded that the compensation payable under the JPMorgan Sub-Advisory Agreement is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees considered information regarding the anticipated costs to JPMorgan of sub-advising the Fund and the projected profitability of the JPMorgan Sub-Advisory Agreement to JPMorgan, to the extent practicable based on the information provided by JPMorgan. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and JPMorgan with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the JPMorgan Sub-Advisory Agreement to JPMorgan is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for JPMorgan at this time was of limited utility.

The Trustees considered the organizational strengths of JPMorgan and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the JPMorgan Sub-Advisory Agreement is fair and reasonable.

E. Ancillary Benefits

The Trustees received information from PLFA and JPMorgan concerning other benefits that may be received by JPMorgan and its affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with JPMorgan and the anticipated use of soft-dollars by JPMorgan. In this regard, the Trustees noted that JPMorgan represented that it does not anticipate using an affiliated broker-dealer and that it does not anticipate using soft dollar credits generated by Fund commissions to pay for research services. The Trustees considered potential benefits to be derived by JPMorgan from its relationship with the Fund and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the JPMorgan Sub-Advisory Agreement is in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the JPMorgan Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

Pacific Funds

Mailing address:

P.O. Box 9768

Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Annual Report as of March 31, 2021 for:

• Pacific Funds

Form Nos.	3012-20A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed as Exhibit 99.CODE ETH to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed to the Registrant by the principal accountant for the fiscal years ended March 31, 2021 and 2020 were $727,000 and $802,000, respectively.

Audit-Related Fees

(b)	For the fiscal years ended March 31, 2021 and 2020 there were no audit-related fees.

Tax Fees

(c)	The aggregate tax fees billed to the Registrant by the principal accountant for the fiscal years ended March 31, 2021 and 2020 were $154,455 and $164,792, respectively.

All Other Fees

(d)	There were no other fees billed to the Registrant by the principal accountant for the fiscal years ended March 31, 2021 and 2020.

(e)(1)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(1)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs”) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(1)A.(ii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the years ended March 31, 2021 and 2020 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $2,466,155 and $1,282,272, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Chief Executive Officer and the Treasurer of the Registrant have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)    Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.CODE ETH.

(a)(2)   Separate Certifications for the principal executive and principal financial officer of the Registrant pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)   Not applicable.

(a)(4)   There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)   Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds Series Trust

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	June 3, 2021

By:	/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	June 3, 2021